UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Matlin & Partners Acquisition Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required.

☒
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:
Not Applicable

(2)
Aggregate number of securities to which transaction applies:
Not Applicable

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Not Applicable

(4)
Proposed maximum aggregate value of transaction:
$274,000,000(1)

(5)
Total fee paid:
$34,113(2)

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

(1)
Our estimate of the transaction value is based on the following estimated values: $274,000,000 in non-cash consideration.

(2)
The amount is the result of applying the SEC’s filing fee of  $124.50 per million to the estimated transaction value.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED AUGUST 9, 2018
PROXY STATEMENT FOR SPECIAL MEETING in lieu of the 2018 annual meeting OF STOCKHOLDERS OF MATLIN & PARTNERS ACQUISITION CORPORATION
Dear Stockholders of Matlin & Partners Acquisition Corporation:
You are cordially invited to attend a special meeting in lieu of the 2018 annual meeting (the “special meeting”) of stockholders of Matlin & Partners Acquisition Corporation (“MPAC,” “we,” “our” or “us”). At the special meeting, MPAC stockholders will be asked to consider and vote on:
1.
a proposal (the “Business Combination Proposal”) to approve and adopt the Merger and Contribution Agreement, dated as of July 13, 2018 (as the same may be amended from time to time, the “Merger and Contribution Agreement”), by and among MPAC, MPAC Merger Sub LLC (“Merger Sub”), USWS Holdings LLC (“USWS Holdings”), certain owners of equity interests in USWS Holdings (the “Blocker Companies”) and, solely for the purposes specified therein, the Seller Representative named therein, and the transactions contemplated thereby, pursuant to which MPAC will acquire a majority, expected to be approximately 84.1%, of the equity interests of USWS Holdings through a series of transactions (collectively, the “Business Combination”) including:

•
the merger of each of the Blocker Companies with and into MPAC, with MPAC surviving (the “Blocker Merger”);

•
the contribution by MPAC (the “MPAC Contribution”) to Merger Sub of all of its available funds (other than cash to be used to pay certain transaction expenses of MPAC) and shares of its Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and its Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), which shares will be issued to other persons in connection with the closing of the Business Combination (the “Closing”); and

•
the merger of Merger Sub with and into USWS Holdings, with USWS Holdings surviving (the “USWS Merger”);

2.
a proposal (the “Charter Proposal”) to approve the amendment, by virtue of the Blocker Merger, of MPAC’s Amended and Restated Certificate of Incorporation (the “Charter”), including six sub-proposals to:

•
change MPAC’s name to “U.S. Well Services, Inc.”;

•
create the Class B Common Stock as a new class of capital stock of MPAC;

•
increase the number of authorized shares of Class A Common Stock from 90,000,000 to 400,000,000 and the number of authorized shares of MPAC’s preferred stock, $0.0001 per share, from 1,000,000 to 10,000,000;

•
change MPAC’s classified board of directors from two classes, with directors serving two-year terms, to three classes, with directors serving three-year terms;

•
require a supermajority vote of MPAC stockholders for certain matters; and

•
make certain other changes to the Charter, including the elimination of certain provisions related to our Initial Business Combination that will no longer be relevant following the Closing;

3.
a proposal (the “Nasdaq Proposal”) to approve, in connection with the Business Combination, for purposes of complying with applicable listing rules of The Nasdaq Capital Market (“Nasdaq”):

•
the issuance, pursuant to the Merger and Contribution Agreement, of  (i) shares of Class A Common Stock to the owners of equity interests in the Blocker Companies (the “Blocker Stockholders”) in the Blocker Merger and (ii) shares of Class B Common Stock to owners of equity interests in USWS Holdings other than the Blocker Companies (the “Non-Blocker

USWS Members”) in the USWS Merger, with the combined number of such shares of Class A Common Stock and Class B Common Stock being 27,400,000, subject to upward or downward adjustment in certain circumstances pursuant to the terms of the Merger and Contribution Agreement;
•
the issuance, in a private placement to be consummated concurrently with the Closing, of:

•
9,900,000 shares of Class A Common Stock to Crestview III USWS, L.P. and Crestview III USWS TE, LLC (collectively, “Crestview”) pursuant to a subscription agreement entered into between MPAC and Crestview (the “Crestview Subscription Agreement”) (including 900,000 shares related to Crestview’s agreement to provide the backstop commitment referred to below);

•
4,500,000 shares of Class A Common Stock to certain other institutional investors that have entered into subscription agreements with MPAC; and

•
up to an additional 20,350,000 shares of Class A Common Stock to Crestview pursuant to the Crestview Subscription Agreement, consisting of  (i) up to 10,000,000 shares pursuant to an option granted to Crestview by MPAC and (ii) up to 10,350,000 shares pursuant to a backstop commitment provided by Crestview (including up to 9,000,000 shares referred to as “Backstop Shares” and up to 1,350,000 additional shares referred to as “Drawn Shares”);

•
the issuance, concurrently with the Closing, of 1,180,000 shares of Class A Common Stock to certain individuals, including (i) 650,000 shares of Class A Common Stock to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus he will be entitled to receive at Closing under his existing employment agreement with USWS Holdings and an employment agreement entered into by him with MPAC to be effective at Closing, and (ii) 530,000 shares of restricted Class A Common Stock, subject to vesting conditions, to be issued to certain members of management of USWS Holdings, each of whom is expected to become an officer of MPAC or continue as a member of management of USWS Holdings at Closing, pursuant to the terms of the Merger and Contribution Agreement; and

•
the issuance of a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock issued in connection with the Business Combination pursuant to the Merger and Contribution Agreement, which shares of Class A Common Stock will be issuable to the holders of such shares of Class B Common Stock in connection with the future exchange, in accordance with an amended and restated limited liability company agreement of USWS Holdings to be entered into at Closing, of new common units representing limited liability company interests in USWS Holdings to be issued to such holders at Closing pursuant to the terms of the Merger and Contribution Agreement;

4.
a proposal (the “LTIP Proposal”) to approve and adopt the U.S. Well Services, Inc. 2018 Long Term Incentive Plan (the “LTIP”) and material terms thereunder;

5.
a proposal (the “Director Election Proposal”) to consider and vote upon a proposal to elect, effective at the Closing, seven directors to serve staggered terms on our board of directors until the 2019, 2020 and 2021 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified; and

6.
a proposal (the “Adjournment Proposal” and, together with the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal and the Director Election Proposal, the “Proposals”) to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal and the Director Election Proposal.

Each of the Proposals is more fully described in this proxy statement, which each MPAC stockholder is encouraged to review carefully.
MPAC’s Class A Common Stock and public warrants, each of which is exercisable to purchase one-half of one share of Class A Common Stock under certain circumstances, are currently listed on Nasdaq under the symbols “MPAC” and “MPACW,” respectively. Certain of our shares of Class A Common Stock and public warrants currently trade as part of units consisting of one share of Class A Common Stock and one warrant and are listed on Nasdaq under the symbol “MPACU.” The units that have not previously been separated at the election of holders will automatically separate into the component securities upon Closing and, as a result, will no longer trade as a separate security. In connection with the Closing, our name will be changed from “Matlin & Partners Acquisition Corporation” to “U.S. Well Services, Inc.” We intend to apply to continue the listing of our Class A Common Stock and public warrants on Nasdaq under the symbols “USWS” and “USWSW,” respectively.
Pursuant to our Charter, we are providing the holders of shares of Class A Common Stock originally sold as part of the units issued in our initial public offering, which closed on March 15, 2017 (the “IPO” and such holders, the “public stockholders”), with the opportunity to redeem, upon the Closing, shares of Class A Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the trust account (the “Trust Account”) that holds the proceeds (including interest not previously released to us to pay our franchise and income taxes) from the IPO and a concurrent private placement of warrants to Matlin & Partners Acquisition Sponsor LLC (our “Sponsor”). For illustrative purposes, based on the fair value of marketable securities and cash held in the Trust Account as of March 31, 2018 of approximately $327.3 million, the estimated per share redemption price would have been approximately $10.07. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. Notwithstanding the foregoing, a holder of the public shares, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A Common Stock included in the units sold in our IPO, which we refer to as the “20% threshold.” Accordingly, all such shares in excess of the 20% threshold beneficially owned by a public stockholder or group will not be redeemed for cash. Holders of MPAC’s outstanding public warrants sold in the IPO, each of which is exercisable to purchase one-half of one share of Class A Common Stock under certain circumstances, do not have redemption rights in connection with the Business Combination. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the Closing with respect to any shares of Class A Common Stock they may hold, and any such shares, therefore, will be excluded from the pro rata calculation used to determine the per share redemption price. As of the date of this proxy statement, our Sponsor, officers and directors do not own any shares of Class A Common Stock. Holders of shares of MPAC’s Class F Common Stock, par value $0.0001 per share (the “Class F Common Stock”), will have no redemption rights in connection with the Business Combination. As of the date of this proxy statement, our Sponsor owns all of our outstanding shares of Class F Common Stock, representing 20% of the combined outstanding shares of Class A Common Stock and Class F Common Stock. Our Sponsor, officers and directors have agreed to vote any shares of Class A Common Stock and Class F Common Stock owned by them in favor of the Business Combination Proposal, and our Sponsor has agreed to vote the shares of Class F Common Stock owned by it in favor of each of the other Proposals.
MPAC is providing this proxy statement and the accompanying proxy card to its stockholders in connection with the solicitation of proxies to be voted at the special meeting and any adjournments or postponements thereof, if applicable. Your vote is very important. Whether or not you plan to attend the special meeting in person, please submit your proxy card without delay.
We encourage you to read this proxy statement carefully. In particular, you should review the matters discussed under the caption “Risk Factors” beginning on page 33 of this proxy statement.
Our board of directors recommends that MPAC stockholders vote FOR each of the Proposals. When you consider the recommendation of MPAC’s board of directors in favor of each of the Proposals, you should keep in mind that MPAC’s directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

Approval of each of the Business Combination Proposal and the Charter Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote thereon at the special meeting, voting as a single class. Approval of each of the Nasdaq Proposal, the LTIP Proposal and the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Approval of the election of each director nominee pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the Proposals presented at the special meeting. If you fail to return your proxy card or fail to submit your proxy by telephone or over the Internet, or fail to instruct your bank, broker or other nominee how to vote, and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have no effect on the Nasdaq Proposal, the LTIP Proposal, the Director Election Proposal or the Adjournment Proposal, but will have the same effect as a vote AGAINST the Business Combination Proposal and the Charter Proposal. If you are a stockholder of record and you attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE MPAC REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO MPAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Thank you for your consideration of these matters.
Sincerely,
David J. Matlin
Chief Executive Officer and Director
Matlin & Partners Acquisition Corporation
Whether or not you plan to attend the special meeting, please submit your proxy by signing, dating and mailing the enclosed proxy card in the pre-addressed postage paid envelope or by using the telephone or Internet procedures provided to you by your broker or bank. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote in person, you must obtain a proxy from your broker or bank.
Neither the Securities and Exchange Commission nor any state securities commission has passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is criminal offense.
This proxy statement is dated            , 2018 and is first being mailed to MPAC stockholders on or about            , 2018.

MATLIN & PARTNERS ACQUISITION CORPORATION
585 Weed Street
New Canaan, CT
NOTICE OF SPECIAL MEETING IN LIEU OF 2018 ANNUAL MEETING OF STOCKHOLDERS
OF MATLIN & PARTNERS ACQUISITION CORPORATION
To Be Held On            , 2018
To the Stockholders of Matlin & Partners Acquisition Corporation:
NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2018 annual meeting (the “special meeting”) of stockholders of Matlin & Partners Acquisition Corporation (“MPAC,” “we,” “our” or “us”) will be held at       a.m., local time, on            , 2018, at     ,     , for the following purposes:
1.
The “Business Combination Proposal” — to approve and adopt the Merger and Contribution Agreement, dated as of July 13, 2018 (as the same may be amended from time to time, the “Merger and Contribution Agreement”), by and among MPAC, MPAC Merger Sub LLC (“Merger Sub”), USWS Holdings LLC (“USWS Holdings”), certain owners of equity interests in USWS Holdings (the “Blocker Companies”) and, solely for the purposes specified therein, the Seller Representative named therein, and the transactions contemplated thereby, pursuant to which MPAC will acquire a majority, expected to be approximately 84.1%, of the equity interests of USWS Holdings through a series of transactions (collectively, the “Business Combination”) including:

•
the merger of each of the Blocker Companies with and into MPAC, with MPAC surviving (the “Blocker Merger”);

•
the contribution by MPAC (the “MPAC Contribution”) to Merger Sub of all of its available funds (other than cash to be used to pay certain transaction expenses of MPAC) and shares of its Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and its Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), which shares will be issued to other persons in connection with the closing of the Business Combination (the “Closing”); and

•
the merger of Merger Sub with and into USWS Holdings, with USWS Holdings surviving (the “USWS Merger”);

2.
The “Charter Proposal” — to approve the amendment, by virtue of the Blocker Merger, of MPAC’s amended and restated certificate of incorporation (the “Charter”), including six sub-proposals to:

•
change MPAC’s name to “U.S. Well Services, Inc.”;

•
create the Class B Common Stock as a new class of capital stock of MPAC;

•
increase the number of authorized shares of Class A Common Stock from 90,000,000 to 400,000,000 and the number of authorized shares of MPAC’s preferred stock, $0.0001 per share, from 1,000,000 to 10,000,000;

•
change MPAC’s classified board of directors from two classes, with directors serving two-year terms, to three classes, with directors serving three-year terms;

•
require a supermajority vote of MPAC stockholders for certain matters; and

•
make certain other changes to the Charter, including the elimination of certain provisions related to our Initial Business Combination that will no longer be relevant following the Closing;

3.
The “Nasdaq Proposal” — to approve, in connection with the Business Combination, for purposes of complying with applicable listing rules of The Nasdaq Capital Market (“Nasdaq”):

•
the issuance, pursuant to the Merger and Contribution Agreement, of  (i) shares of Class A Common Stock to the owners of equity interests in the Blocker Companies (the “Blocker

Stockholders”) in the Blocker Merger and (ii) shares of Class B Common Stock to owners of equity interests in USWS Holdings other than the Blocker Companies (the “Non-Blocker USWS Members”) in the USWS Merger, with the combined number of such shares of Class A Common Stock and Class B Common Stock being 27,400,000, subject to upward or downward adjustment in certain circumstances pursuant to the terms of the Merger and Contribution Agreement;
•
the issuance, in a private placement to be consummated concurrently with the Closing, of:

•
9,900,000 shares of Class A Common Stock to Crestview III USWS, L.P. and Crestview III USWS TE, LLC (collectively, “Crestview”) pursuant to a subscription agreement entered into between MPAC and Crestview (the “Crestview Subscription Agreement”) (including 900,000 shares related to Crestview’s agreement to provide the backstop commitment referred to below);

•
4,500,000 shares of Class A Common Stock to certain other institutional investors that have entered into subscription agreements with MPAC; and

•
up to an additional 20,350,000 shares of Class A Common Stock to Crestview pursuant to the Crestview Subscription Agreement, consisting of  (i) up to 10,000,000 shares pursuant to an option granted to Crestview by MPAC and (ii) up to 10,350,000 shares pursuant to a backstop commitment provided by Crestview (including up to 9,000,000 shares referred to as “Backstop Shares” and up to 1,350,000 additional shares referred to as “Drawn Shares”);

•
the issuance, concurrently with the Closing, of 1,180,000 shares of Class A Common Stock to certain individuals, including (i) 650,000 shares of Class A Common Stock to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus he will be entitled to receive at Closing under his existing employment agreement with USWS Holdings and an employment agreement entered into by him with MPAC to be effective at Closing, and (ii) 530,000 shares of restricted Class A Common Stock, subject to vesting conditions, to be issued to certain members of management of USWS Holdings, each of whom is expected to become an officer of MPAC or continue as a member of management of USWS Holdings at Closing, pursuant to the terms of the Merger and Contribution Agreement; and

•
the issuance of a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock issued in connection with the Business Combination pursuant to the Merger and Contribution Agreement, which shares of Class A Common Stock will be issuable to the holders of such shares of Class B Common Stock in connection with the future exchange, in accordance with an amended and restated limited liability company agreement of USWS Holdings to be entered into at Closing, of new common units representing limited liability company interests in USWS Holdings to be issued to such holders at Closing pursuant to the terms of the Merger and Contribution Agreement;

4.
The “LTIP Proposal” — to approve the U.S. Well Services, Inc. 2018 Long Term Incentive Plan (the “LTIP”) and material terms thereunder;

5.
The “Director Election Proposal” — to elect, effective at the Closing, seven directors to serve staggered terms on our board of directors until the 2019, 2020 and 2021 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified; and

6.
The “Adjournment Proposal” — to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal and the Director Election Proposal (together with the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal and the Director Election Proposal, the “Proposals”).

Only holders of record of shares of Class A Common Stock and MPAC’s Class F Common Stock, par value $0.0001 per share (the “Class F Common Stock”), at the close of business on            , 2018 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements thereof. A complete list of MPAC’s stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at MPAC’s principal place of business for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.
Pursuant to our Charter, we are providing the holders of shares of Class A Common Stock originally sold as part of the units issued in our initial public offering, which closed on March 15, 2017 (the “IPO” and such holders, the “public stockholders”), with the opportunity to redeem, upon the Closing, shares of Class A Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the trust account (the “Trust Account”) that holds the proceeds (including interest not previously released to us to pay our franchise and income taxes) from the IPO and a concurrent private placement of warrants to Matlin & Partners Acquisition Sponsor LLC (our “Sponsor”). For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of March 31, 2018 of approximately $327.3 million, the estimated per share redemption price would have been approximately $10.07. Notwithstanding the foregoing, a holder of the public shares, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A Common Stock included in the units sold in our IPO, which we refer to as the “20% threshold.” Accordingly, all such shares in excess of the 20% threshold beneficially owned by a public stockholder or group will not be redeemed for cash. Holders of MPAC’s outstanding public warrants sold in the IPO, each of which is exercisable to purchase one-half of one share of Class A Common Stock under certain circumstances, do not have redemption rights in connection with the Business Combination. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the Closing with respect to any shares of Class A Common Stock they may hold, and any such shares, therefore, will be excluded from the pro rata calculation used to determine the per share redemption price. As of the date of this proxy statement, our Sponsor, officers and directors do not own any shares of Class A Common Stock. Holders of shares of Class F Common Stock will have no redemption rights in connection with the Business Combination. As of the date of this proxy statement, our Sponsor owns all of our outstanding shares of Class F Common Stock, representing 20% of the combined outstanding shares of Class A Common Stock and Class F Common Stock. Our Sponsor, officers and directors have agreed to vote any shares of Class A Common Stock and Class F Common Stock owned by them in favor of the Business Combination Proposal, and our Sponsor has agreed to vote the shares of Class F Common Stock owned by it in favor of each of the other Proposals.
The Closing is conditioned on the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal at the special meeting. Except for the Adjournment Proposal, each of the Proposals is conditioned on the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal. The Adjournment Proposal is not conditioned on the approval of any other Proposal, and none of the other Proposals is conditioned on the approval of the Director Election Proposal or the Adjournment Proposal.
If you have any questions or need assistance voting your shares, please call our proxy solicitor,     , toll free at     ; banks and brokers call collect at     .
           , 2018
By Order of the Board of Directors
David J. Matlin
Chief Executive Officer and Director
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on            , 2018: This notice of meeting and the related proxy statement will be available at     .

i

CERTAIN DEFINED TERMS
Unless the context otherwise requires, references in this proxy statement to:
•
“A&R Charter” are to the Second Amended and Restated Certificate of Incorporation of MPAC, to be effective at Closing;

•
“A&R Registration Rights Agreement” are to the Amended and Restated Registration Rights Agreement to be entered into at Closing among MPAC, our Sponsor, Cantor, the Blocker Stockholders, the Non-Blocker USWS Members and Crestview;

•
“A&R USWS Holdings LLC Agreement” are to the Amended and Restated Limited Liability Company Agreement of USWS Holdings to be entered into at Closing among MPAC and the Non-Blocker USWS Members;

•
“available funds” of MPAC at Closing are to (i) the sum of the cash held in the Trust Account immediately prior to Closing plus the cash proceeds of the sale of shares of Class A Common Stock to Crestview pursuant to the Crestview Subscription Agreement and to the PIPE Investors pursuant to the PIPE Subscription Agreements minus (ii) the aggregate redemption price payable to public stockholders that elect to have their public shares redeemed in connection with the Business Combination;

•
“Blocker Companies” are to the owners of Existing USWS Units named as Blocker Companies in the Merger and Contribution Agreement;

•
“Blocker Stockholders” are to the owners of equity interests in the Blocker Companies;

•
“Business Combination” are to the transactions contemplated by the Merger and Contribution Agreement;

•
“Cantor” are to Cantor Fitzgerald & Co.;

•
“Charter” are to MPAC’s Amended and Restated Certificate of Incorporation, as in effect prior to the Closing;

•
“Class A Common Stock” are to our Class A Common Stock, par value $0.0001 per share;

•
“Class B Common Stock” are to our Class B Common Stock, par value $0.0001 per share;

•
“Class F Common Stock” are to our Class F Common Stock, par value $0.0001 per share;

•
“Closing” are to the closing of the Business Combination;

•
“Closing Date” are to the date on which the Closing occurs;

•
“Crestview” are to Crestview III USWS, L.P. and Crestview III USWS TE, LLC;

•
“Crestview Subscription Agreement” are to the Subscription Agreement, dated as of July 13, 2018, among MPAC, our Sponsor, Cantor, Crestview and Crestview VCOC;

•
“Crestview VCOC” are to Crestview Partners III (TE), L.P. and Crestview Partners III Co-Investors, L.P.;

•
“Existing USWS Units” are to units representing limited liability company interests in USWS Holdings prior to the Closing;

•
“founder shares” are to shares of our Class F Common Stock initially purchased by our Sponsor in a private placement prior to our IPO;

•
“Initial Business Combination” are to our initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses;

•
“IPO” are to our initial public offering of units, which closed on March 15, 2017;

•
“LTIP” are to the U.S. Well Services, Inc. 2018 Long Term Incentive Plan;

•
“management” or our “management team” are to our offıcers and directors;

•
“Merger and Contribution Agreement” are to the Merger and Contribution Agreement, dated as of July 13, 2018, among MPAC, Merger Sub, USWS Holdings, the Blocker Companies and, solely for the purposes specified therein, the Seller Representative named therein, as the same may be amended from time to time;

•
“Merger Sub” are to MPAC Merger Sub LLC, a recently formed wholly-owned subsidiary of MPAC;

•
“Merger Sub Interests” are to the limited liability company interests in Merger Sub held by MPAC;

•
“MPAC,” “we,” “our” or “us” are to Matlin & Partners Acquisition Corporation;

•
“New USWS Units” are to common units representing limited liability company interests in USWS Holdings from and after the Closing pursuant to the A&R USWS Holdings LLC Agreement;

•
“Non-Blocker USWS Members” are to the owners of Existing USWS Units other than the Blocker Companies;

•
“PIPE Investors” are to the institutional investors party to the PIPE Subscription Agreements;

•
“PIPE Subscription Agreements” are to the Subscription Agreements, dated as of July 13, 2018, between MPAC and the institutional investors named therein, other than the Crestview Subscription Agreement;

•
“private placement warrants” are to the warrants issued to our Sponsor and Cantor in a private placement simultaneously with the closing of our IPO;

•
“public shares” are to shares of our Class A Common Stock sold as part of the units in the IPO (whether they were purchased in the IPO or thereafter in the open market);

•
“public stockholders” are to the holders of our public shares;

•
“public warrants” are to the warrants sold as part of the units in the IPO;

•
“Sponsor” are to Matlin & Partners Acquisition Sponsor LLC;

•
“Sponsor Agreement” are to the Sponsor Agreement, dated as of July 13, 2018, among MPAC, USWS Holdings, our Sponsor and, solely for the purposes specified therein, Cantor;

•
“units” are to our units sold in our IPO, each of which consists of one share of Class A Common Stock and one public warrant;

•
“USWS” are to U.S. Well Services, LLC, a wholly-owned subsidiary of USWS Holdings;

•
“USWS Holdings” are to USWS Holdings LLC;

•
“USWS Holdings LLC Agreement” are to the Limited Liability Company Agreement of USWS Holdings, dated February 2, 2017, as amended;

•
“USWS Owner Consideration” are to, collectively, the shares of Class A Common Stock, shares of Class B Common Stock and New USWS Units issuable to the Blocker Stockholders and the Non-Blocker USWS Members at Closing pursuant to the Merger and Contribution Agreement; and

•
“voting common stock” are to our Class A Common Stock and Class F Common Stock prior to the consummation of the Business Combination, and to our Class A Common Stock and Class B Common Stock following the consummation of the Business Combination.

Unless otherwise specified, the voting and economic interests of MPAC stockholders set forth in this proxy statement do not take into account (a) the private placement warrants or public warrants, which will remain outstanding following the Business Combination and may be exercised at a later date, or (b) any future exchange of New USWS Units, together with shares of Class B Common Stock, for shares of Class A Common Stock pursuant to the terms of the A&R USWS LLC Agreement. Further, the voting and economic interests of MPAC stockholders set forth in this proxy statement assume the following:
(i)
at Closing, the Blocker Stockholders receive 14,459,892 shares of Class A Common Stock and the Non-Blocker USWS Members receive 12,940,108 New USWS Units and 12,940,108 shares of Class B Common Stock, based on (a) no adjustment to the Merger Consideration pursuant to the terms of the Merger and Contribution Agreement as described in this proxy statement and (b) a preliminary determination of the allocation of the Merger Consideration among the Blocker Stockholders and the Non-Blocker USWS Members;

(ii)
at Closing, MPAC has at least $325 million of available funds on hand and, accordingly, 2,000,000 founder shares are forfeited by our Sponsor and canceled at Closing pursuant to the Sponsor Agreement;

(iii)
no public stockholders elect to have their public shares redeemed, and, accordingly, no shares of Class A Common Stock are issued to Crestview pursuant to Crestview’s backstop commitment pursuant to the Crestview Subscription Agreement;

(iv)
Crestview does not exercise its option under the Crestview Subscription Agreement to purchase up to an additional 10,000,000 shares of Class A Common Stock, and, accordingly, Crestview acquires 9,900,000 shares of Class A Common Stock (including 900,000 shares, related to Crestview’s agreement to provide its backstop commitment pursuant to the Crestview Subscription) from MPAC at Closing pursuant to the Crestview Subscription Agreement;

(v)
at Closing, 4,500,000 shares of Class A Common Stock are issued to the PIPE Investors pursuant to the PIPE Subscription Agreements;

(vi)
at Closing, 650,000 shares of Class A Common Stock are issued to Joel Broussard, the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus Mr. Broussard will be entitled to receive at Closing under his existing employment agreement with USWS Holdings and an employment agreement entered into by him with MPAC to be effective at Closing;

(vii)
at Closing, MPAC will issue 530,000 restricted shares of Class A Common Stock, which will be subject to vesting conditions, to certain current members of management of USWS Holdings, who are expected to become officers of MPAC or continue as members of management of USWS Holdings at Closing, under the LTIP and pursuant to the Merger and Contribution Agreement (which restricted shares are included in the voting and economic interests disclosed in this proxy statement);

(viii)
none of MPAC’s existing stockholders, the Blocker Stockholders, the Non-Blocker USWS Members, Crestview or the PIPE Investors purchase shares of Class A Common Stock in the open market between the date of this proxy statement and the Closing Date; and

(ix)
there are no other issuances of equity interests of MPAC prior to or in connection with the Closing.

v

SUMMARY TERM SHEET
This Summary Term Sheet, together with the sections entitled “Questions and Answers About the Proposals for MPAC Stockholders” and “Summary of the Proxy Statement,” summarizes certain information contained in this proxy statement but does not contain all of the information that may be important to you. You should read carefully this entire proxy statement, including the attached annexes, for a more complete understanding of the matters to be considered at the special meeting of MPAC stockholders.
Matlin & Partners Acquisition Corporation
•
MPAC is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “Initial Business Combination”).

•
There are currently 40,625,000 shares of our Class A Common Stock and our Class F Common Stock issued and outstanding, consisting of 32,500,000 public shares and 8,125,000 founder shares. In addition, there are currently 48,000,000 warrants of MPAC outstanding, consisting of 32,500,000 public warrants and 15,500,000 private placement warrants. Each warrant entitles the holder to purchase one-half of one share of Class A Common Stock for $5.75 per share. The warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and 12 months following the closing of our IPO and will expire five years after the completion of an Initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, we may redeem the outstanding warrants in whole and not in part, at a price of  $0.01 per warrant, if the last sale price of our Class A Common Stock equals or exceeds $24.00 per share for each of any 20 trading days within a 30-trading day period ending on the third business day before we send the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as they are held by our Sponsor, Cantor or their permitted transferees. For more information about MPAC, see the sections entitled “Business of MPAC” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MPAC.”

USWS Holdings LLC and U.S. Well Services, LLC
•
USWS is a growth- and technology-oriented oilfield service company focused exclusively on hydraulic fracturing for oil and natural gas exploration and production (“E&P”) companies. Since its inception in 2012, USWS has grown organically from one conventional hydraulic fracturing fleet to what USWS expects to be 11 active fleets by October 2018, two of which are Clean Fleets®, representing 481,050 total hydraulic horsepower (“HHP”). Based on active dialogue with its customers, USWS plans to build and deploy five new Clean Fleets® and one new conventional fleet, bringing their total asset base to 17 hydraulic fracturing fleets with approximately 800,000 HHP. Delivery of these fleets is anticipated to occur throughout 2019 and into 2020. USWS was one of the first companies to develop and commercially deploy electric powered hydraulic fracturing technology, which USWS believes is an industry changing technology. Currently, USWS provides its services in the Appalachian Basin, the Eagle Ford, and the Permian Basin; however, USWS has demonstrated the capability to expeditiously deploy its fleets to new oil and gas basins when requested by a customer. USWS’ customers include leading E&P companies, including Antero Resources, CNX Resources, EP Energy, Hawkwood Energy, Hess, Royal Dutch Shell, Southwestern Energy and Wildhorse Resource Development. For more information about USWS, see the sections entitled “Business of USWS” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of USWS.” Currently, the Blocker Companies and the Non-Blocker USWS Members own all of the outstanding limited liability company interests in USWS Holdings, and USWS Holdings owns all of the outstanding limited liability company interests in USWS.

Merger and Contribution Agreement; Business Combination
•
On July 13, 2018, we entered into the Merger and Contribution Agreement among MPAC, Merger Sub, USWS Holdings, the Blocker Companies and, solely for the purposes specified therein, the

Seller Representative named therein, pursuant to which, among other matters described in this proxy statement, MPAC will acquire a majority, expected to be approximately 84.1%, of the limited liability company interests of USWS Holdings through a series of transactions, on the terms and subject to the conditions set forth therein (the “Business Combination”). A copy of the Merger and Contribution Agreement is attached to this proxy statement as Annex A.
•
Pursuant to the Merger and Contribution Agreement, the Business Combination will involve three principal components, each to occur at Closing: the Blocker Merger, the MPAC Contribution and the USWS Merger (each as defined and described below).

•
Following the Closing, MPAC and USWS will be organized in an “Up-C” structure, meaning that substantially all of the assets of the combined company will be held by USWS Holdings and USWS, and MPAC’s only assets will be equity interests in USWS Holdings. Following the Closing, MPAC will own a majority, expected to be approximately 84.1%, of the outstanding equity interests of USWS Holdings and will be the sole manager of USWS Holdings.

•
The total USWS Owner Consideration to be received by the Blocker Stockholders and the Non-Blocker USWS Members at Closing pursuant to the Business Combination will consist of an aggregate of 27,400,000 shares of Class A Common Stock and New USWS Units, and a number of shares of Class B Common Stock equal to the number of New USWS Units, subject to upward or downward adjustment pursuant to the Merger and Contribution as described in this proxy statement. The USWS Owner Consideration will be allocated among the Blocker Stockholders and the Non-Blocker USWS Members in accordance with the terms of the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, which allocation will be determined prior to the Closing. Each New USWS Unit (other than those held by MPAC), together with one share of Class B Common Stock, will be exchangeable in the future, subject to certain conditions, for one share of Class A Common Stock or, at our election, the cash equivalent to the market value of one share of Class A Common Stock, pursuant to the terms of the A&R USWS Holdings LLC Agreement, as described in this proxy statement.

•
Pursuant to the Merger and Contribution Agreement, on the Closing Date:

•
Each Blocker Company will be merged with and into MPAC (collectively, the “Blocker Merger”), whereupon the separate existence of each Blocker Company will cease, and MPAC will continue as the surviving entity of the Blocker Merger. Pursuant to the Blocker Merger, the outstanding equity interests of the Blocker Companies will be converted into the right to receive, and MPAC will issue to the Blocker Stockholders, a number of shares of Class A Common Stock determined in accordance with the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, plus cash in lieu of any fractional share of Class A Common Stock. Based on the assumptions described in the section entitled “Certain Defined Terms,” 14,459,892 shares of Class A Common Stock would be issued to the Blocker Stockholders pursuant to the Blocker Merger. As result of the Blocker Merger, immediately after the effective time of the Blocker Merger, MPAC will own the Existing USWS Units previously owned by the Blocker Companies (the “MPAC Acquired Existing USWS Units”).

•
Immediately after the effective time of the Blocker Merger, MPAC will contribute to Merger Sub (the “MPAC Contribution”), as a capital contribution in respect of the limited liability company interests in Merger Sub held by MPAC (the “Merger Sub Interests”), (i) all of its available funds, other than cash required to pay certain expenses of MPAC incurred in connection with the Business Combination, (ii) the number of shares of Class B Common Stock to be issued to the Non-Blocker USWS Members pursuant to the USWS Merger and (iii) 650,000 shares of Class A Common Stock to be delivered to the current Chief Executive Officer of USWS Holdings in satisfaction of a portion of a “change in control” bonus he will be entitled to receive at Closing as described in this proxy statement.

•
Immediately after the MPAC Contribution, Merger Sub will be merged with and into USWS Holdings (the “USWS Merger”), whereupon the separate limited liability company existence of Merger Sub will cease and USWS Holdings will continue as the surviving limited liability company of the USWS Merger.

•
Pursuant to the USWS Merger:

•
All of the outstanding Existing USWS Units (other than the MPAC Acquired Existing USWS Units) will be converted into the right to receive, and USWS Holdings will issue to the Non-Blocker USWS Members, a number of New USWS Units, and an equal number of shares of Class B Common Stock, determined in accordance with the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, plus cash in lieu of any fractional New USWS Unit and share of Class B Common Stock. Based on the assumptions described in the section entitled “Certain Defined Terms,” 12,940,108 New USWS Units and 12,940,108 shares of Class B Common Stock would be issued to the Non-Blocker USWS Members pursuant to the USWS Merger.

•
The MPAC Acquired Existing USWS Units and the Merger Sub Interests together will be converted into the right to receive, and USWS Holdings will issue to MPAC, (i) a number of New USWS Units equal to the number of shares of Class A Common Stock that will be outstanding immediately after Closing and (ii) warrants to purchase a number of New USWS Units equal to the number of shares of Class A Common Stock that will be issuable upon exercise of the public warrants and private placement warrants that will be outstanding immediately after Closing. Based on the assumptions described in the section entitled “Certain Defined Terms,” 68,664,892 New USWS Units and warrants to purchase 24,000,000 New USWS Units would be issued to MPAC pursuant to the USWS Merger.

For more information about the Merger and Contribution Agreement, the Blocker Merger, the MPAC Contribution, the USWS Merger, the consideration to be received by the Blocker Stockholders, the Non-Blocker USWS Members and MPAC and the business combination generally, see the section entitled “Proposal No. 1 — The Business Combination Proposal.”
•
Pursuant to the Merger and Contribution Agreement, at the effective time of the Blocker Merger, MPAC’s amended and restated certificate of incorporation (the “Charter”) will be further amended and restated to:

•
change MPAC’s name to “U.S. Well Services, Inc.”;

•
create the Class B Common Stock as a new class of capital stock of MPAC;

•
increase the number of authorized shares of Class A Common Stock from 90,000,000 to 400,000,000 and the number of authorized shares of MPAC’s preferred stock, $0.0001 per share, from 1,000,000 to 10,000,000;

•
change MPAC’s classified board of directors from two classes, with directors serving two-year terms, to three classes, with directors serving three-year terms;

•
require a supermajority vote of MPAC stockholders for certain matters; and

•
make certain other changes to the Charter, including the elimination of certain provisions related to our Initial Business Combination that will no longer be relevant following the Closing.

For more information about the amendments to the Charter to be made at Closing, see the section entitled “Proposal No. 2 — The Charter Proposal.”
•
Unless waived by the parties to the Merger and Contribution Agreement, the Closing is subject to a number of conditions set forth in the Merger and Contribution Agreement, including, among others, (i) receipt of the requisite approval by MPAC’s stockholders of the Proposals (other than the Adjournment Proposal) as contemplated by this proxy statement and (ii) MPAC’s having available funds at Closing of at least $280,000,000. For more information about the conditions to Closing, see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Merger and Contribution Agreement — Conditions to Closing of the Business Combination.”
•
The Merger and Contribution Agreement may be terminated at any time prior to the Closing upon agreement of MPAC and USWS Holdings or for other reasons in specified circumstances. For more information about the termination rights under the Merger and Contribution Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Merger and Contribution Agreement — Termination.”

•
The Merger and Contribution Agreement provides that, at Closing, there will be seven members on MPAC’s board of directors, consisting of two directors designated by USWS Holdings, two directors designated by Crestview, two directors designated by MPAC and the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing. For more information about our board of directors and management at and after the Closing, see the sections entitled “Proposal No. 1 — The Business Combination Proposal — Board of Directors of MPAC Following the Business Combination” and “Officers and Directors of MPAC Upon Consummation of the Business Combination.”

Risk Factors
•
The proposed Business Combination involves numerous risks. For more information about these risks, please read “Risk Factors.”

Redemption Rights of MPAC’s Public Stockholders
•
Under the Charter, in connection with the Business Combination, holders of our public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with the Charter. As of March 31, 2018, this would have amounted to approximately $10.07 per share. If a holder exercises its redemption rights, then such holder will be exchanging its public shares for cash and will no longer own shares of MPAC following the completion of the Business Combination and will not participate in the future growth of MPAC, if any. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. For more information about these redemption rights, see the section entitled “Special Meeting in lieu of 2018 Annual Meeting of MPAC Stockholders — Redemption Rights.”

Sponsor Agreement
•
On July 13, 2018, MPAC, USWS, our Sponsor and Cantor entered into the Sponsor Agreement. Pursuant to the Sponsor Agreement:

•
Our Sponsor agreed that 2,000,000 of the founder shares held by our Sponsor, subject to adjustment as provided in the Sponsor Agreement, will be forfeited and canceled at Closing for no consideration, prior to the conversion of the founder shares into shares of Class A Common Stock at Closing pursuant to the terms of the Charter.

•
Our Sponsor and Cantor agreed that an aggregate of 2,000,000 private placement warrants held by them will be forfeited and canceled at Closing for no consideration. However, the Sponsor Agreement provides that the number of private placement warrants to be forfeited will be reduced by the number of private placement warrants transferred by our Sponsor and Cantor to Crestview pursuant to the terms of the Crestview Subscription Agreement, as described under “— Crestview Subscription Agreement” below. Because our Sponsor and Cantor have agreed to transfer an aggregate of 7,250,000 private placement warrants to Crestview pursuant to the Crestview Subscription Agreement, we expect that no private placement warrants will be forfeited and canceled at Closing pursuant to the Sponsor Agreement.

•
Our Sponsor agreed to waive any adjustment to the conversion ratio in connection with the conversion of the founder shares to shares of Class A Common Stock at Closing that otherwise might result from the transactions contemplated by the Crestview Subscription Agreement and the PIPE Subscription Agreements pursuant to the terms of the Charter.

•
Our Sponsor agreed to certain restrictions on transfer of the shares of Class A Common Stock issuable upon conversion of the founder shares to shares of Class A Common Stock at Closing pursuant to the terms of the Charter.

•
Our Sponsor agreed to vote all shares of Class F Common Stock held by it in favor of approval of each of the Proposals described in this proxy statement to be submitted to a vote of MPAC’s stockholders at the special meeting.

For more information about the Sponsor Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Sponsor Agreement.”
Crestview Subscription Agreement
•
On July 13, 2018, MPAC, our Sponsor, Cantor, Crestview and Crestview VCOC entered into the Crestview Subscription Agreement. Pursuant to the Crestview Subscription Agreement:

•
On the Closing Date, subject to the occurrence of the Closing and certain other conditions, (i) Crestview will purchase from MPAC, for an aggregate purchase price of  $90,000,000, 9,000,000 shares of Class A Common Stock and an additional 900,000 shares of Class A Common Stock related to Crestview’s agreement to provide the backstop commitment referred to below, and (ii) our Sponsor and Cantor will transfer to Crestview an aggregate of 7,250,000 private placement warrants. Both the issuance by MPAC to Crestview of the additional 900,000 shares of Class A Common Stock and the transfer by our Sponsor and Cantor to Crestview of the private placement warrants relate to Crestview’s agreement to provide the $90,000,000 backstop commitment described below.

•
MPAC granted to Crestview an option to purchase up to an additional 10,000,000 shares of Class A Common Stock from MPAC at a purchase price of  $10.00 per share. The option may be exercised by Crestview, in whole or in part, on or before the second business day prior to the Closing Date.

•
Crestview committed to purchase from MPAC at Closing, as a backstop to redemptions of shares of Class A Common Stock by our public stockholders in connection with the Business Combination, up to an additional 10,350,000 shares of Class A Common Stock for an aggregate purchase price equal to the lesser of  (i) $90,000,000 and (ii) $280,000,000 minus MPAC’s available funds at Closing (before giving effect to the purchase of any shares of Class A Common Stock pursuant to the backstop commitment) (the “Backstop Share Amount”). The number of shares to be purchased by Crestview pursuant to its backstop commitment will be equal to (i) the Backstop Share Amount divided by $10.00 (the “Backstop Shares”) plus (ii) 0.15 of a share of Class A Common Stock for each Backstop Share purchased (the “Drawn Shares”). The dilution resulting from any issuance of Drawn Shares will be borne in part by the Blocker Stockholders and the Non-Blocker USWS Members (by means of a downward adjustment to the USWS Owner Consideration pursuant to the Merger and Contribution Agreement) and in part by our Sponsor (by means of the cancelation of additional founder shares pursuant to the Sponsor Agreement) but will not be borne by our public stockholders, Crestview or the PIPE Investors. If the Backstop Share Amount is zero or less than zero, no shares of Class A Common Stock will be purchased and sold pursuant to Crestview’s backstop commitment.

•
Crestview VCOC will be entitled to designate for nomination by MPAC for election (i) two directors to serve on MPAC’s board of directors for so long as Crestview beneficially owns at least 14.3% of the outstanding shares of Class A Common Stock and (ii) one such director for so long as Crestview beneficially owns at least 5% and less than 14.3% of the outstanding shares of Class A Common Stock.

x

For more information about the Crestview Subscription Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Crestview Subscription Agreement.”
PIPE Subscription Agreements
•
On July 13, 2018, MPAC entered into the PIPE Subscription Agreements with the PIPE Investors. Pursuant to the PIPE Subscription Agreements, on the Closing Date, subject to the occurrence of the Closing and certain other conditions, the PIPE Investors will purchase from MPAC 4,500,000 shares of Class A Common Stock for a purchase price of  $10.00 per share. For more information about the PIPE Subscription Agreements, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — PIPE Subscription Agreements.”

Other Related Agreements
•
At Closing, we will enter into certain other agreements related to the Business Combination, including the A&R Registration Rights Agreement and the A&R USWS Holdings LLC Agreement. For more information about these agreements, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements.”

Founder Share Conversion
•
Pursuant to the Charter, upon the Closing, the founder shares (other than those forfeited and canceled pursuant the Sponsor Agreement) will convert automatically into shares of Class A Common Stock on a one-for-one basis. The Charter includes a conversion ratio adjustment provision that would increase the number of shares of Class A Common Stock issuable upon conversion of the founder shares in some circumstances if additional shares of Class A Common Stock or equity linked securities are issued in connection with our Initial Business Combination. However, pursuant to the Sponsor Agreement, our Sponsor has irrevocably waived any such adjustment to the conversion ratio that otherwise would result from the issuance of shares of Class A Common Stock pursuant to the Crestview Subscription Agreement and the PIPE Subscription Agreements.

Ownership of USWS Holdings and MPAC at Closing
•
Based on the assumptions described under “Certain Defined Terms,” immediately after the Closing:

•
MPAC, which will be the sole manager of USWS Holdings, will own 68,664,892 New USWS Units, representing an approximate 84.1% economic interest in USWS Holdings, and the Non-Blocker USWS Members will own 12,940,108 New USWS Units, representing an approximate 15.9% economic interest in USWS Holdings.

•
The ownership of MPAC will be as follows:

•
the public stockholders will own 32,500,000 shares of our Class A Common Stock, representing an approximate 47.3% economic interest and an approximate 39.9% voting interest;

•
our Sponsor will own 6,125,000 shares of our Class A Common Stock, representing an approximate 8.9% economic interest and an approximate 7.5% voting interest;

•
the Blocker Stockholders will own 14,459,892 shares of our Class A Common Stock, representing an approximate 21.1% economic interest and an approximate 17.7% voting interest;

•
the Non-Blocker USWS Members will own 12,940,108 shares of our Class B Common Stock, representing a 0% economic interest and an approximate 15.9% voting interest;

•
Crestview will own 9,900,000 shares of our Class A Common Stock, representing an approximate 14.4% economic interest and an approximate 12.1% voting interest;

•
the PIPE Investors will own 4,500,000 shares of our Class A Common Stock, representing an approximate 6.6% economic interest and an approximate 5.5% voting interest, consisting of the shares of Class A Common Stock purchased by them pursuant to the PIPE Subscription Agreements but excluding any public shares held by any of them; and

•
certain members of our management will own, in addition to shares of Class B Common they will receive as Non-Blocker USWS Members, 1,180,000 shares of Class A Common Stock (including (i) 650,000 shares to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions), representing an approximate 1.7% economic interest and an approximate 1.4% voting interest.

The numbers of shares and the economic and voting interests set forth above are based upon the assumptions set forth under “Certain Defined Terms.” If the actual facts differ from our assumptions, the numbers of shares and economic and voting interests set forth above will be different. The following factors could cause the numbers of shares and economic and voting interests at Closing to be different from those set forth above:
•
adjustments to the USWS Owner Consideration pursuant to the terms of Merger and Contribution Agreement;

•
exercise by Crestview in whole or in part of its option under the Crestview Subscription Agreement to purchase up to 10,000,000 shares of Class A Common Stock;

•
exercises of redemption rights by our public stockholders in connection with the Business Combination and any related issuance of shares of Class A Common Stock to Crestview pursuant to its backstop commitment under the Crestview Subscription Agreement; and

•
adjustments to the number of founder shares to be canceled pursuant to the terms of the Sponsor Agreement as a result of  (i) the issuance of shares of Class A Common Stock pursuant to Crestview’s backstop commitment under the Crestview Subscription Agreement or (ii) MPAC’s available funds at Closing being less than $325 million.

In addition, the numbers of shares and economic and voting interests set forth above do not take into account (i) potential future exercises of public warrants and private placement warrants for shares of Class A Common Stock or (ii) potential future exchanges of New USWS Units, together with shares of Class B Common Stock, issued to the Non-Blocker USWS Members for shares of Class A Common Stock. The public warrants and the private placement warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and 12 months following the closing of the IPO and will expire five years after the completion of an Initial Business Combination or earlier upon their redemption or liquidation. At Closing, it is expected that our Sponsor will own 7,717,742 private placement warrants, Cantor will own 532,258 private placement warrants, and Crestview will own 7,250,000 private placement warrants. The New USWS Units issued to the Non-Blocker USWS Members, together with shares of Class B Common Stock, will be exchangeable for shares of Class A Common Stock generally on or after the first anniversary of the Closing Date, but up to 50% may be exchanged on or after the day that is 180 days after the Closing Date solely for purposes of the sale of the shares of Class A Common Stock issuable upon such exchange in an underwritten public offering.
•
If we assume (i) that all 32,500,000 outstanding public warrants and all 15,500,000 private placement warrants were exercisable and exercised following completion of the Business Combination, (ii) that all 12,940,108 New USWS Units issued to the Non-Blocker USWS Members were exchangeable and exchanged, together will all 12,940,108 shares of Class B Common Stock, and (iii) no other changes to the assumptions set forth under “Certain Defined Terms,” then:

•
MPAC will own 100% of the interests in USWS Holdings.

•
The ownership of MPAC will be as follows:

•
the public stockholders will own 32,500,000 shares of our Class A Common Stock, representing an approximate 30.8% economic and voting interest;

•
the holders of public warrants will own 16,250,000 shares of our Class A Common Stock, representing an approximate 15.4% economic and voting interest;

•
our Sponsor will own 9,983,871 shares of our Class A Common Stock, representing an approximate 9.5% economic and voting interest;

•
Cantor will own 266,129 shares of our Class A Common Stock, representing an approximate 0.3% economic and voting interest;

•
the Blocker Stockholders and Non-Blocker USWS Members collectively will own 27,400,000 shares of our Class A Common Stock, representing an approximate 25.9% economic and voting interest;

•
Crestview will own 13,525,000 shares of our Class A Common Stock, representing an approximate 12.8% economic and voting interest;

•
the PIPE Investors will own 4,500,000 shares of our Class A Common Stock, representing an approximate 4.3% economic and voting interest, consisting of the shares of Class A Common Stock purchased by them pursuant to the PIPE Subscription Agreements but excluding any public shares held by any of them; and

•
certain members of our management will own, in addition to shares of Class A Common they will receive upon exchange of New USWS Units and shares of Class B Common Stock issued to them as Non-Blocker USWS Members, 1,180,000 shares of Class A Common Stock (including (i) 650,000 shares to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions), representing an approximate 1.0% economic and voting interest.

Please see the sections entitled “Summary of the Proxy Statement — Impact of the Business Combination on MPAC’s Public Float” and “Unaudited Pro Forma Condensed Consolidated Combined Financial Information of MPAC” for further information.
Our Board of Directors’ Reasons for Approval of the Business Combination
•
Our board of directors considered various factors in determining whether to approve the Merger and Contribution Agreement and the Business Combination. For more information about our board of directors’ decision-making process, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Our Board of Directors’ Reasons for the Approval of the Business Combination.”

Other Proposals to Be Voted on at the Special Meeting
•
In addition to voting on the proposal to approve and adopt the Merger and Contribution Agreement and the Business Combination (the “Business Combination Proposal”) at the special meeting, MPAC’s stockholders will also be asked to vote on:

•
a proposal (the “Charter Proposal”) to approve the amendment, by virtue of the Blocker Merger, of MPAC’s Charter, including six sub-proposals to:

•
change MPAC’s name to “U.S. Well Services, Inc.”;

•
create the Class B Common Stock as a new class of capital stock of MPAC;

•
increase the number of authorized shares of Class A Common Stock from 90,000,000 to 400,000,000 and the number of authorized shares of MPAC’s preferred stock, $0.0001 per share, from 1,000,000 to 10,000,000;

•
change MPAC’s classified board of directors from two classes, with directors serving two-year terms, to three classes, with directors serving three-year terms;

•
require a supermajority vote of MPAC stockholders for certain matters; and

•
make certain other changes to the Charter, including the elimination of certain provisions related to our Initial Business Combination that will no longer be relevant following the Closing;

•
a proposal (the “Nasdaq Proposal”) to approve, in connection with the Business Combination, for purposes of complying with applicable listing rules of The Nasdaq Capital Market (“Nasdaq”):

•
the issuance, pursuant to the Merger and Contribution Agreement, of  (i) shares of Class A Common Stock to the Blocker Stockholders in the Blocker Merger and (ii) shares of Class B Common Stock to the Non-Blocker USWS Members in the USWS Merger, with the combined number of shares of Class A Common Stock and Class B Common Stock being 27,400,000, subject to upward or downward adjustment in certain circumstances pursuant to the terms of the Merger and Contribution Agreement;

•
the issuance, concurrently with the Closing, to Crestview of  (i) 9,900,000 shares of Class A Common Stock (including 900,000 shares related to Crestview’s agreement to provide the backstop commitment referred to below) and (ii) up to an additional 20,350,000 shares of Class A Common Stock, consisting of  (a) up to 10,000,000 shares pursuant to the option granted to Crestview by MPAC, and (b) up to 10,350,000 shares pursuant to Crestview’s backstop commitment (including up to 9,000,000 Backstop Shares and up to 1,350,000 Drawn Shares), all pursuant to the Crestview Subscription Agreement;

•
the issuance, concurrently with the Closing, of 4,500,000 shares of Class A Common Stock to the PIPE Investors pursuant to the PIPE Subscription Agreements;

•
the issuance, concurrently with the Closing, of 1,180,000 shares of Class A Common Stock to certain individuals, including (i) 650,000 shares of Class A Common Stock to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus he will be entitled to receive at Closing under his existing employment agreement with USWS Holdings and an employment agreement entered into by him with MPAC to be effective at Closing, and (ii) 530,000 shares of restricted Class A Common Stock, subject to vesting conditions, to be issued to certain members of management of USWS Holdings, each of whom is expected to become an officer of MPAC or continue as a member of management of USWS Holdings at Closing, pursuant to the terms of the Merger and Contribution Agreement; and

•
the issuance of a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock issued in connection with the Business Combination pursuant to the Merger and Contribution Agreement, which shares of Class A Common Stock will be issuable to the holders of such shares of Class B Common Stock in connection with the future exchange of their New USWS Units in accordance with the A&R USWS Holdings LLC Agreement to be entered into in connection with the Closing;

•
a proposal (the “LTIP Proposal”) to approve and adopt the U.S. Well Services, Inc. 2018 Long Term Incentive Plan (the “LTIP”) and material terms thereunder;

•
a proposal (the “Director Election Proposal”) to consider and vote upon a proposal to elect, effective at the Closing, seven directors to serve staggered terms on our board of directors until the 2019, 2020 and 2021 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified; and

•
a proposal (the “Adjournment Proposal” and, together with the Business Combination Proposal, the Nasdaq Proposal, the LTIP Proposal and the Director Election Proposal, the “Proposals”) to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Proposal, the LTIP Proposal and the Director Election Proposal.

For more information, see the sections entitled “Proposal No. 2 — The Charter Proposal,” “Proposal No. 3 — The Nasdaq Proposal,” “Proposal No. 4 —  The LTIP Proposal,” “Proposal No. 5 —  The Director Election Proposal” and “Proposal No. 6 — The Adjournment Proposal.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
FOR MPAC STOCKHOLDERS
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of stockholders of Matlin & Partners Acquisition Corporation (“MPAC,” “we,” “our” or “us”), including the proposed Business Combination. The following questions and answers do not include all the information that is important to MPAC stockholders. We urge MPAC stockholders to read carefully this entire proxy statement, including the annexes and other documents referred to herein.
Q:
Why am I receiving this proxy statement?

A:
MPAC stockholders are being asked to consider and vote upon, among other things, a proposal (the “Business Combination Proposal”) to approve and adopt the Merger and Contribution Agreement, dated as of July 13, 2018 (as the same may be amended from time to time, the “Merger and Contribution Agreement”), by and among MPAC, MPAC Merger Sub LLC (“Merger Sub”), USWS Holdings LLC (“USWS Holdings”), certain owners of equity interests is USWS Holdings (the “Blocker Companies”) and, solely for the purposes specified therein, the Seller Representative named therein, and the transactions contemplated thereby, pursuant to which MPAC will acquire a majority, expected to be approximately 84.1%, of the equity interests of USWS Holdings through a series of transactions (the “Business Combination”).

A copy of the Merger and Contribution Agreement is attached to this proxy statement as Annex A. This proxy statement and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the special meeting. You should read this proxy statement and its annexes carefully and in their entirety.
Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.
Q:
What is being voted on at the special meeting?

A:
Below are the proposals on which MPAC stockholders will vote at the special meeting.

1.
The Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the Merger and Contribution Agreement and the Business Combination.

2.
The Charter Proposal —  To consider and vote upon a proposal to approve the amendment, by virtue of the Blocker Merger, of MPAC’s amended and restated certificate of incorporation (the “Charter”), including six sub-proposals to:

•
change MPAC’s name to “U.S. Well Services, Inc.”;

•
create the Class B Common Stock as a new class of capital stock of MPAC;

•
increase the number of authorized shares of Class A Common Stock from 90,000,000 to 400,000,000 and the number of authorized shares of MPAC’s preferred stock, $0.0001 per share, from 1,000,000 to 10,000,000;

•
change MPAC’s classified board of directors from two classes, with directors serving two-year terms, to three classes, with directors serving three-year terms;

•
require a supermajority vote of MPAC stockholders for certain matters; and

•
make certain other changes to the Charter, including the elimination of certain provisions related to our Initial Business Combination that will no longer be relevant following the Closing;

3.
The Nasdaq Proposal — To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of The Nasdaq Capital Market (“Nasdaq”):

•
the issuance, pursuant to the Merger and Contribution Agreement, of  (i) shares of Class A Common Stock to the Blocker Stockholders in the Blocker Merger and (ii) shares of Class B

Common Stock to the Non-Blocker USWS Members in the USWS Merger, with the combined number of shares of Class A Common Stock and Class B Common Stock being 27,400,000, subject to upward or downward adjustment in certain circumstances pursuant to the terms of the Merger and Contribution Agreement;
•
the issuance, concurrently with the Closing, to Crestview of  (i) 9,900,000 shares of Class A Common Stock (including 900,000 shares related to Crestview’s agreement to provide the backstop commitment referred to below) and (ii) up to an additional 20,350,000 shares of Class A Common Stock, consisting of  (a) up to 10,000,000 shares pursuant to the option granted to Crestview by MPAC, and (b) up to 10,350,000 shares pursuant to Crestview’s backstop commitment (including up to 9,000,000 Backstop Shares and up to 1,350,000 Drawn Shares), all pursuant to the Crestview Subscription Agreement;

•
the issuance, concurrently with the Closing, of 4,500,000 shares of Class A Common Stock to the PIPE Investors pursuant to the PIPE Subscription Agreements;

•
the issuance, concurrently with the Closing, of 1,180,000 shares of Class A Common Stock to certain individuals, including (i) 650,000 shares of Class A Common Stock to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus he will be entitled to receive at Closing under his existing employment agreement with USWS Holdings and an employment agreement entered into by him with MPAC to be effective at Closing, and (ii) 530,000 shares of restricted Class A Common Stock, subject to vesting conditions, to be issued to certain members of management of USWS Holdings, each of whom is expected to become an officer of MPAC or continue as a member of management of USWS Holdings at Closing, pursuant to the terms of the Merger and Contribution Agreement; and

•
the issuance of a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock issued in connection with the Business Combination pursuant to the Merger and Contribution Agreement, which shares of Class A Common Stock will be issuable to the holders of such shares of Class B Common Stock in connection with the future exchange of New USWS Units, together with shares of Class B Common Stock, in accordance with the A&R USWS Holdings LLC Agreement to be entered into in connection with the Closing.

4.
The LTIP Proposal — To consider and vote upon a proposal to approve and adopt the U.S. Well Services, Inc. 2018 Long Term Incentive Plan (the “LTIP”) and material terms thereunder (the “LTIP Proposal”). A copy of the LTIP is attached to this proxy statement as Annex H.

5.
The Director Election Proposal — To elect, effective at the Closing, seven directors to serve staggered terms on our board of directors until the 2019, 2020 and 2021 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified.

6.
The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal and the Director Election Proposal (the “Adjournment Proposal” and, together with the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal and the Director Election Proposal, the “Proposals”).

Q:
Are the Proposals conditioned on one another?

A:
Yes. The Closing is conditioned on the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal at the special meeting. Except for the Adjournment Proposal, each of the Proposals is conditioned on the approval of the Business

Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal. The Adjournment Proposal is not conditioned on the approval of any other Proposal, and none of the other Proposals is conditioned on the approval of the Director Election Proposal or the Adjournment Proposal.
Q:
Why is MPAC providing stockholders with the opportunity to vote on the Business Combination?

A:
Because the Blocker Companies will be merged with and into MPAC pursuant to the Blocker Merger as a component of the Business Combination, under Delaware law, the Merger and Contribution Agreement must be adopted by the holders of a majority of the outstanding shares of our voting stock. Additionally, under the Charter, we must provide all holders of shares of Class A Common Stock originally sold as part of the units issued in our initial public offering, which closed on March 15, 2017 (the “IPO” and such shares and holders, the “public shares” and “public stockholders,” respectively), with the opportunity to have their public shares redeemed upon the consummation of our Initial Business Combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Business Combination Proposal in order to comply with Delaware law and to allow our public stockholders to effectuate redemptions of their public shares in connection with the Closing. The approval of our stockholders of the Business Combination Proposal is also a condition to closing in the Merger and Contribution Agreement.

Q:
What will happen in the Business Combination?

A:
At the Closing, MPAC will acquire a majority, expected to be approximately 84.1%, of the limited liability company interests in USWS Holdings through a series of transactions, including the Blocker Merger, the MPAC Contribution and the USWS Merger.

Pursuant to the terms of the Merger and Contribution Agreement, at the Closing, the Blocker Stockholders and the Non-Blocker USWS Members will receive consideration consisting of an aggregate of 27,400,000 shares of Class A Common Stock and New USWS Units, and a number of shares of Class B Common Stock equal to the number of New USWS Units, subject to upward or downward adjustment pursuant to the Merger and Contribution as described in this proxy statement. The Merger Consideration will be allocated among the Blocker Stockholders and the Non-Blocker USWS Members in accordance with the terms of the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, which allocation will be determined prior to the Closing. Each New USWS Unit (other than those held by MPAC), together with one share of Class B Common Stock, will be exchangeable in the future, subject to certain conditions, for one share of Class A Common Stock or, at our election, the cash equivalent to the market value of one share of Class A Common Stock, pursuant to the terms of the A&R USWS Holdings LLC Agreement, as described in this proxy statement.
For additional information about the Blocker Merger, the MPAC Contribution, the USWS Merger, the consideration to be received in the Business Combination and the Business Combination generally, see the section entitled “Proposal No. 1 — The Business Combination Proposal.”
Q:
What conditions must be satisfied to complete the Business Combination?

A:
There are a number of closing conditions in the Merger and Contribution Agreement, including (i) the approval by our stockholders of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal and (ii) that MPAC have available funds at Closing of at least $280,000,000. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Merger and Contribution Agreement — Conditions to Closing of the Business Combination.”

Q:
How will USWS Holdings and MPAC be managed and governed following the Business Combination?

A:
Following the consummation of the Business Combination, MPAC will hold a majority, expected to be approximately 84.1%, of the limited liability company interests in USWS Holdings and will be the sole manager of USWS Holdings. USWS Holdings will hold 100% of the limited liability company interests in USWS. As such, we, through our directors and officers, will be responsible for all operational and administrative decisions of USWS Holdings and the day-to-day management of USWS’ business. MPAC does not currently have any management-level employees, other than its current officers. Following the consummation of the Business Combination, the current management of USWS, together with a newly appointed Chief Financial Officer, will become the management of MPAC. None of our current officers will be officers of MPAC after the Closing.

MPAC is, and after the Closing will continue to be, managed by our board of directors. Following the completion of the Business Combination, the size of our board of directors will be expanded from five directors to seven, and our board of directors will consist of two directors designated by USWS Holdings, two directors designated by MPAC, two directors designated by Crestview VCOC and Joel Broussard, the current Chief Executive Officers of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing.
Please see the section entitled “Officers and Directors of MPAC Upon Consummation of the Business Combination.”
Q:
Will MPAC obtain new financing in connection with the Business Combination?

A:
In connection with our entry into the Merger and Contribution Agreement, MPAC entered into the Crestview Subscription Agreement. Under the Crestview Subscription Agreement, on the Closing Date, subject to the occurrence of the Closing and certain other conditions, (i) Crestview will purchase from MPAC, for an aggregate purchase price of  $90,000,000, 9,000,000 shares of Class A Common Stock and an additional 900,000 shares of Class A Common Stock related to Crestview’s agreement to provide the backstop commitment referred to below, and (ii) our Sponsor and Cantor will transfer to Crestview an aggregate of 7,250,000 private placement warrants. Both the issuance by MPAC to Crestview of the additional 900,000 shares of Class A Common Stock and the transfer by our Sponsor and Cantor to Crestview of the private placement warrants relate to Crestview’s agreement to provide the $90,000,000 backstop commitment described below. In addition, MPAC granted to Crestview an option to purchase up to an additional 10,000,000 shares of Class A Common Stock from MPAC at a purchase price of  $10.00 per share. The option may be exercised by Crestview, in whole or in part, on or before the second business day prior to the Closing Date. For more information about the Crestview Subscription Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Crestview Subscription Agreement.”

Also, in connection with our entry into the Merger and Contribution Agreement, MPAC entered into the PIPE Subscription Agreements, pursuant to which, on the Closing Date, subject to the occurrence of the Closing and certain other conditions, the PIPE Investors will purchase from MPAC an aggregate of 4,500,000 shares of Class A Common Stock for aggregate consideration of approximately $45,000,000. For more information about the PIPE Subscription Agreements, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — PIPE Subscription Agreements.”
Additionally, we expect that, in connection with or after the Closing, USWS will seek to enter into a new revolving credit facility to replace USWS’s existing credit facility, which will be repaid and terminated at Closing as described in this proxy statement. USWS also may enter into additional vendor equipment financing arrangements.
Q:
Are there any other arrangements to help ensure that MPAC will have sufficient available funds to satisfy the condition to Closing that MPAC have at least $280,000,000 of available funds at Closing?

A:
In addition to the purchases of shares of Class A Common Stock that will or may occur at Closing pursuant to the Crestview Subscription Agreement and the PIPE Subscription Agreements as described above, pursuant to the Crestview Subscription Agreement, Crestview committed to purchase from MPAC at Closing, as a backstop to redemptions of shares of Class A Common Stock by our public stockholders in connection with the Business Combination, up to an additional 10,350,000 shares of Class A Common Stock for an aggregate purchase price equal to the lesser of  (i) $90,000,000 and (ii) $280,000,000 minus MPAC’s available funds at Closing (before giving effect to the purchase of any shares of Class A Common Stock pursuant to the backstop commitment) (the “Backstop Share Amount”). The number of shares to be purchased by Crestview pursuant to its backstop commitment will be equal to (i) the Backstop Share Amount divided by $10.00 (the “Backstop Shares”) plus (ii) 0.15 of a share of Class A Common Stock for each Backstop Share purchased (the “Drawn Shares”). The dilution resulting from any issuance of Drawn Shares will be borne in part by the Blocker Stockholders and the Non-Blocker USWS Members (by means of a downward adjustment to the USWS Owner Consideration pursuant to the Merger and Contribution Agreement) and in part by our Sponsor (by means of the cancelation of additional founder shares pursuant to the Sponsor Agreement) but will not be borne by our public stockholders, Crestview or the PIPE Investors. If the Backstop Share Amount is zero or less than zero, no shares of Class A Common Stock will be purchased and sold pursuant to Crestview’s backstop commitment. For more information about the Crestview Subscription Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Crestview Subscription Agreement.”
Q:
What equity stake will current MPAC stockholders and other persons hold in MPAC following the consummation of the Business Combination?

A:
It is anticipated that, upon completion of the Business Combination and based on the assumptions described under “Certain Defined Terms,” the ownership of MPAC will be as follows:

•
the public stockholders will own 32,500,000 shares of our Class A Common Stock, representing an approximate 47.3% economic interest and an approximate 39.9% voting interest;

•
our Sponsor will own 6,125,000 shares of our Class A Common Stock, representing an approximate 8.9% economic interest and an approximate 7.5% voting interest;

•
the Blocker Stockholders will own 14,459,892 shares of our Class A Common Stock, representing an approximate 21.1% economic interest and an approximate 17.7% voting interest;

•
the Non-Blocker USWS Members will own 12,940,108 shares of our Class B Common Stock, representing a 0% economic interest and an approximate 15.9% voting interest;

•
Crestview will own 9,900,000 shares of our Class A Common Stock, representing an approximate 14.4% economic interest and an approximate 12.1% voting interest;

•
the PIPE Investors will own 4,500,000 shares of our Class A Common Stock, representing an approximate 6.6% economic interest and a 5.5% voting interest, consisting of the shares purchased by them pursuant to the PIPE Subscription Agreements but excluding any public shares held by any of them; and

•
certain members of our management will own, in addition to shares of Class B Common they will receive as Non-Blocker USWS Members, 1,180,000 shares of Class A Common Stock (including (i) 650,000 shares to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions), representing an approximate 1.7% economic interest and an approximate 1.4% voting interest.

The numbers of shares and the economic and voting interests set forth above are based upon the assumptions set forth under “Certain Defined Terms.” If the actual facts differ from our assumptions, the numbers of shares and economic and voting interests set forth above will be different. The following factors could cause the numbers of shares and economic and voting interests at Closing to be different from those set forth above:
•
adjustments to the USWS Owner Consideration pursuant to the terms of Merger and Contribution Agreement;

•
exercise by Crestview in whole or in part of its option under the Crestview Subscription Agreement to purchase up to 10,000,000 shares of Class A Common Stock;

•
exercises of redemption rights by our public stockholders in connection with the Business Combination and any related issuance of shares of Class A Common Stock to Crestview pursuant to its backstop commitment under the Crestview Subscription Agreement; and

•
adjustments to the number of founder shares to be canceled pursuant to the terms of the Sponsor Agreement as a result of  (i) the issuance of shares of Class A Common Stock pursuant to Crestview’s backstop commitment under the Crestview Subscription Agreement or (ii) MPAC’s available funds at Closing being less than $325 million.

In addition, the numbers of shares and economic and voting interests set forth above do not take into account (i) potential future exercises of public warrants and private placement warrants for shares of Class A Common Stock or (ii) potential future exchanges of New USWS Units, together with shares of Class B Common Stock, issued to the Non-Blocker USWS Members for shares of Class A Common Stock. The public warrants and the private placement warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and 12 months following the closing of the IPO and will expire five years after the completion of an Initial Business Combination or earlier upon their redemption or liquidation. At Closing, it is expected that our Sponsor will own 7,717,742 private placement warrants, Cantor will own 532,258 private placement warrants, and Crestview will own 7,250,000 private placement warrants. The New USWS Units issued to the Non-Blocker USWS Members, together with shares of Class B Common Stock, will be exchangeable for shares of Class A Common Stock generally on or after the first anniversary of the Closing Date, but up to 50% may be exchanged on or after the day that is 180 days after the Closing Date solely for purposes of the sale of the shares of Class A Common Stock issuable upon such exchange in an underwritten public offering.
If we assume (i) that all 32,500,000 outstanding public warrants and all 15,500,000 private placement warrants were exercisable and exercised following completion of the Business Combination, (ii) that all 12,940,108 New USWS Units issued to the Non-Blocker USWS Members were exchangeable and exchanged, together will all 12,940,108 shares of Class B Common Stock, and (iii) no other changes to the assumptions set forth under “Certain Defined Terms,” then MPAC will own 100% of the interests in USWS Holdings, and the ownership of MPAC will be as follows:
•
the public stockholders will own 32,500,000 shares of our Class A Common Stock, representing an approximate 30.8% economic and voting interest;

•
the holders of public warrants will own 16,250,000 shares of our Class A Common Stock, representing an approximate 15.4% economic and voting interest;

•
our Sponsor will own 9,983,871 shares of our Class A Common Stock, representing an approximate 9.5% economic and voting interest;

•
Cantor will own 266,129 shares of our Class A Common Stock, representing an approximate 0.3% economic and voting interest;

•
the Blocker Stockholders and Non-Blocker USWS Members collectively will own 27,400,000 shares of our Class A Common Stock, representing an approximate 25.9% economic and voting interest;

•
Crestview will own 13,525,000 shares of our Class A Common Stock, representing an approximate 12.8% economic and voting interest;

•
the PIPE Investors will own 4,500,000 shares of our Class A Common Stock, representing an approximate 4.3% economic and voting interest, consisting of the shares purchased by them pursuant to the PIPE Subscription Agreements but excluding any public shares held by any of them; and

•
certain members of our management will own, in addition to shares of Class A Common they will receive upon exchange of New USWS Units and shares of Class B Common Stock issued to them as Non-Blocker USWS Members, 1,180,000 shares of Class A Common Stock (including

(i) 650,000 shares to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions), representing an approximate 1.0% economic and voting interest.
Please see the sections entitled “Summary of the Proxy Statement — Impact of the Business Combination on MPAC’s Public Float” and “Unaudited Pro Forma Condensed Consolidated Combined Financial Information of MPAC” for further information.
Q:
How will the Charter be amended in connection with the Business Combination pursuant to the Charter Proposal?

A:
The amendments to the Charter to be made in connection with the Business Combination pursuant to the Charter Proposal will (i) change MPAC’s name to “U.S. Well Services, Inc.,” (ii) create the Class B Common Stock as a new class of capital stock of MPAC, (iii) increase the number of authorized shares of Class A Common Stock from 90,000,000 to 400,000,000 and the number of authorized shares of MPAC’s preferred stock, $0.0001 per share, from 1,000,000 to 10,000,000, (iv) change MPAC’s classified board of directors from two classes, with directors serving two-year terms, to three classes, with directors serving three-year terms, (v) require a supermajority vote of MPAC stockholders for certain matters, and (vi) make certain other changes to the Charter, including the elimination of certain provisions related to our Initial Business Combination that will no longer be relevant following the Closing. Stockholder approval of the Charter Proposal is a condition to Closing under the Merger and Contribution Agreement.

See the section entitled “Proposal No. 2 — The Charter Proposal” for additional information.
Q:
Why is MPAC proposing the Nasdaq Proposal?

A:
MPAC is proposing the Nasdaq Proposal in order to comply with Nasdaq Listing Rules, which require stockholder approval of certain transactions that result in the issuance of 20% or more of a company’s outstanding voting power or shares of common stock outstanding before the issuance of stock or securities. In connection with the Business Combination, we expect to issue 42,980,000 shares of Class A Common Stock and Class B Common Stock to the Blocker Stockholders, the Non-Blocker USWS Members, Crestview, the PIPE Investors and certain other persons. We also may be required to issue additional shares of Class A Common Stock and Class B Common Stock to the Blocker Stockholders and the Non-Blocker USWS Members as a result of adjustments to the Merger Consideration pursuant to the Merger and Contribution Agreement and may be required to issue up to an additional 20,350,000 shares of Class A Common Stock to Crestview pursuant to the Crestview Subscription Agreement. Because MPAC will issue 20% or more of its outstanding voting power and outstanding common stock in connection with the Business Combination, it is required to obtain stockholder approval of such issuances pursuant to Nasdaq Listing Rules. Stockholder approval of the Nasdaq Proposal is also a condition to Closing under the Merger and Contribution Agreement.

See the section entitled “Proposal No. 3 — The Nasdaq Proposal” for additional information.
Q:
What happens if I sell my shares of Class A Common Stock before the special meeting?

A:
The record date for the special meeting is earlier than the date that the Business Combination is expected to be completed. If you transfer your shares of Class A Common Stock after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. However, you will not be able to seek redemption of your shares of Class A Common Stock because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination in accordance with the provisions described herein. If you transfer your shares of Class A Common Stock prior to the record date, you will have no right to vote those shares at the special meeting or redeem those shares for a pro rata portion of the proceeds held in the Trust Account.

Q:
What vote is required to approve the Proposals presented at the special meeting?

A:
Approval of each of the Business Combination Proposal and the Charter Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote thereon at the special meeting, voting as a single class. Approval of each of the Nasdaq Proposal, the LTIP Proposal and the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Approval of the election of each director nominee pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class.

Q:
May our Sponsor, directors, officers, advisors or their affiliates purchase shares in connection with the Business Combination?

A:
In connection with the stockholder vote to approve the proposed Business Combination, our Sponsor, directors, officers, or advisors or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per share pro rata portion of the Trust Account. None of our Sponsor, directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and, therefore, agrees not to exercise its redemption rights, and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the Trust Account.

Q:
How many votes do I have at the special meeting?

A:
MPAC’s stockholders are entitled to one vote at the special meeting for each share of Class A Common Stock or Class F Common Stock held of record as of            , 2018, the record date for the special meeting. As of the close of business on            , 2018, there were a combined 40,625,000 outstanding shares of Class A Common Stock and Class F Common Stock.

Q:
What constitutes a quorum at the special meeting?

A:
Holders of a majority in voting power of Class A Common Stock and Class F Common Stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting has the power to adjourn the special meeting.

Q:
How will MPAC’s Sponsor, directors and officers vote?

A:
In connection with the IPO, we entered into an agreement with our Sponsor and each of our directors and officers, pursuant to which each agreed to vote any shares of Class A Common Stock and Class F Common Stock owned by them in favor of the Business Combination Proposal. Additionally, in the Sponsor Agreement our Sponsor agreed to vote all of our founder shares in favor of all of the Proposals. Currently, our Sponsor owns 20% of our issued and outstanding shares of Class A Common Stock and Class F Common Stock, consisting of the founder shares. Our directors and officers do not currently own of record any shares of Class A Common Stock or Class F Common Stock.

Q:
What interests do the current officers and directors have in the Business Combination?

A:
In considering the recommendation of our board of directors to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•
the fact that our Sponsor holds private placement warrants that would expire worthless if a business combination is not consummated;

•
the fact that our Sponsor, officers and directors have agreed not to redeem any shares of Class A Common Stock and Class F common stock held by them in connection with a stockholder vote to approve the Business Combination;

•
the fact that our Sponsor paid an aggregate of  $25,000 for its founder shares, which will have a significantly higher value at the time of the Business Combination;

•
the fact that our officers and directors collectively own approximately 74% of the equity interests in our Sponsor and, therefore, indirectly have a significant economic interest in the private placement warrants and founder shares held by our Sponsor;

•
the fact that David L. Treadwell, a member of our board of directors, was a member of the board of managers of USWS Holdings until May 2018 and owns Existing USWS Units for which he will receive at Closing, as a Non-Blocker USWS Member, 71,841 New USWS Units and the same number of shares of Class B Common Stock;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an Initial Business Combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•
the continuation of David J. Matlin and David L. Treadwell as directors of MPAC following the Closing;

•
the fact that our Sponsor, officers and directors may not participate in the formation of, or become a director or officer of, any other blank check company until we have entered into a definitive agreement regarding an Initial Business Combination or fail to complete an Initial Business Combination by March 15, 2019;

•
the fact that our Sponsor will lose its entire investment in us if an Initial Business Combination is not completed; and

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the fact that MPAC is, and after the Closing will be, party to a registration rights agreement with our Sponsor which provides registration rights to our Sponsor.

Q:
What happens if I vote against the Business Combination Proposal?

A:
Under the Charter, if the Business Combination Proposal is not approved and we do not otherwise consummate an alternative business combination by March 15, 2019, we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to our public stockholders.

Q:
Do I have redemption rights?

A:
If you are a holder of public shares, you may elect to have your public shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest not previously released to MPAC to pay its franchise and income taxes, by (b) the total number of shares of Class A Common Stock included as part of the units sold in the IPO. However, MPAC will not redeem any public shares to the extent that such redemption would result in MPAC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A Common Stock included in the units sold in our IPO, which we refer to as the “20% threshold.” Accordingly, all public shares in excess of the 20% threshold beneficially owned by a public stockholder or group will not be redeemed for cash. Unlike some other blank check companies, other than the net tangible asset requirement and the 20% threshold described above, MPAC has no specified maximum redemption threshold and there is no other limit on the amount of public shares that you can redeem. Our Sponsor, directors and officers have agreed to waive their redemption rights with respect to any shares of MPAC’s capital stock they may hold in connection with the consummation of the Business Combination, and the founder shares will be excluded from the pro rata calculation used to determine the per share redemption price. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of March 31, 2018 of approximately $327.3, the estimated per share redemption price would have been approximately $10.07. Additionally, shares properly tendered for redemption will only be redeemed if the business combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the Trust Account (including interest not previously released to us to pay our franchise and income taxes) in connection with the liquidation of the Trust Account or if we subsequently complete a different business combination on or prior to March 15, 2019.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your shares of Class A Common Stock for or against or abstain from voting on the Business Combination Proposal or any other Proposal described in this proxy statement. As a result, the Business Combination can be approved by stockholders who will redeem their shares and no longer remain stockholders.

Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must (i) if you hold your shares of Class A Common Stock through units, elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares, (ii) check the box on the enclosed proxy card marked “Shareholder Certification,” and (iii) prior to 5:00 p.m., Eastern Time, on            , 2018 (two business days before the special meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street — 30th Floor
New York, New York 10004
Attention:
Email:
Please check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” with any other stockholder with respect to shares of Class A Common Stock or Class F Common Stock. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A Common Stock included in the units sold in our IPO, which we refer to as the “20% threshold.” Accordingly, all public shares in excess of the 20% threshold beneficially owned by a public stockholder or group will not be redeemed for cash. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is MPAC’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, MPAC does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.
Holders of outstanding units of MPAC must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using the Depository Trust Company’s (the “DTC”) DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
Whether the redemption is subject to U.S. federal income tax depends on your particular facts and circumstances. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Certain United States Federal Income Tax Considerations.” We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights.

Q:
If I am a warrant holder, can I exercise redemption rights with respect to my warrants?

A:
No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:
Do I have appraisal rights if I object to the proposed Business Combination?

A:
No. There are no appraisal rights available to holders of Class A Common Stock or Class F Common Stock in connection with the business combination.

Q:
What happens to the funds deposited in the Trust Account after consummation of the Business Combination?

A:
If the Business Combination Proposal is approved, MPAC intends to use a portion of the funds held in the Trust Account to pay (i) a portion of MPAC’s aggregate costs, fees and expenses in connection with the consummation of the business combination, (ii) tax obligations and deferred underwriting commissions from the IPO and (iii) for any redemptions of public shares. The remaining balance in the Trust Account, together with proceeds received from the issuance of shares of Class A Common Stock pursuant to the Crestview Subscription Agreement and the PIPE Subscription Agreement, will be contributed by MPAC to Merger Sub prior to its merger into USWS Holdings and, upon consummation of the USWS Merger, will become funds of USWS Holdings. USWS Holdings will use such funds to pay expenses incurred by USWS Holdings in connection with the Business Combination and will contribute the balance to USWS. USWS will use such funds to repay in full amounts outstanding under its existing credit agreement and to fund capital expenditures and working capital requirements or other general corporate purposes. See the sections entitled “Proposal No. 1 — The Business Combination Proposal” for additional information.
Q:
What happens if the Business Combination is not consummated or is terminated?

A:
There are certain circumstances under which the Merger and Contribution Agreement may be terminated. See the section entitled “Proposal No. 1 — The Business Combination Proposal — The Merger and Contribution Agreement —  Termination” for additional information regarding the parties’ specific termination rights. In accordance with the Charter, if an Initial Business Combination is not consummated by March 15, 2019, MPAC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to MPAC to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of MPAC (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

MPAC expects that the amount of any distribution its public stockholders will be entitled to receive upon its dissolution will be approximately the same as the amount they would have received if they had redeemed their shares in connection with the Business Combination, subject in each case to MPAC’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Holders of our founder shares have waived any right to any liquidating distributions with respect to those shares.
In the event of liquidation, there will be no distribution with respect to MPAC’s outstanding warrants. Accordingly, the warrants will expire worthless.
Q:
When is the Business Combination expected to be consummated?

A:
It is currently anticipated that the Business Combination will be consummated promptly following the special meeting of MPAC stockholders to be held on            , 2018, provided that all the requisite stockholder approvals are obtained and other conditions to the consummation of the Business Combination have been satisfied or waived. For a description of the conditions for the completion of the Business Combination, see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Merger and Contribution Agreement — Conditions to Closing of the Business Combination.”

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including “Risk Factors” and the annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you were a holder of record of shares of Class A Common Stock or Class F Common Stock on            , 2018, the record date for the special meeting, you may vote with respect to the Proposals in person at the special meeting or by completing signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:
What will happen if I abstain from voting or fail to vote at the special meeting?

A:
At the special meeting, MPAC will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, failure to vote or an abstention will have no effect on the Nasdaq Proposal, the LTIP Proposal. the Director Election Proposal or the Adjournment Proposal but will have the same effect as a vote AGAINST the Business Combination Proposal and the Charter Proposal.

Q:
What will happen if I sign and submit my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by MPAC without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each Proposal presented to the stockholders.

Q:
If I am not going to attend the special meeting in person, should I submit my proxy card instead?

A:
Yes. Whether you plan to attend the special meeting or not, please read this proxy statement carefully, and vote your shares by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. MPAC believes the Proposals presented to the stockholders will be considered non-discretionary, and therefore your broker, bank or nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:
May I change my vote after I have submitted my executed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to MPAC’s secretary at the address listed below so that it is received by our secretary prior to the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to MPAC’s secretary, which must be received prior to the special meeting.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Matlin & Partners Acquisition Corporation
520 Madison Avenue
35th Floor
New York, New York 10022
Attention: Secretary
You may also contact our proxy solicitor at:
Telephone:
(banks and brokers call collect at:    )
Email:
To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.
You may also obtain additional information about MPAC from documents filed with the United States Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
1 State Street — 30th Floor
New York, New York 10004
Attention:
Email:
Q:
Who will solicit and pay the cost of soliciting proxies?

A:
MPAC will pay the cost of soliciting proxies for the special meeting. MPAC has     engaged      (“    ”), to assist in the solicitation of proxies for the special meeting. MPAC has agreed to pay      a fee of  $    , plus disbursements. MPAC will reimburse      for reasonable out-of-pocket expenses and will indemnify      and its affiliates against certain claims, liabilities, losses, damages and expenses. MPAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock and Class F Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and Class F Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

SUMMARY OF THE PROXY STATEMENT
This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the Business Combination and the Proposals to be considered at the special meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information.”
Parties to the Business Combination
Matlin & Partners Acquisition Corporation
Matlin & Partners Acquisition Corporation (“MPAC,” “we,” “our” and “us”) is a Delaware blank check company formed on March 10, 2016 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving MPAC and one or more businesses. Upon the Closing, we intend to change our name from “Matlin & Partners Acquisition Corporation” to “U.S. Well Services, Inc.”
Our Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), warrants and units, consisting of one share of Class A Common Stock and one warrant (“units”), are traded on The Nasdaq Capital Market (“Nasdaq”) under the ticker symbols “MPAC,” “MPACW” and “MPACU,” respectively. We intend to apply to continue the listing of our Class A Common Stock and public warrants on Nasdaq under the symbols “USWS” and “USWSW,” respectively, upon the Closing. The units will automatically separate into the component securities upon consummation of the Business Combination and, as a result, will no longer trade as a separate security.
The mailing address of MPAC’s principal executive office is 585 Weed Street, New Canaan, CT 06840, and its telephone number is (203) 864-3144.
USWS Holdings LLC and U.S. Well Services, LLC
USWS is a growth- and technology-oriented oilfield service company focused exclusively on hydraulic fracturing for oil and natural gas exploration and production (“E&P”) companies. USWS is one of the first companies to develop and commercially deploy electric powered hydraulic fracturing technology, which USWS believes is an industry changing technology. Currently, USWS provides its services in the Appalachian Basin, the Eagle Ford, and the Permian Basin, however USWS has demonstrated the capability to expeditiously deploy its fleets to new oil and gas basins when requested by a customer. USWS’ customers include leading E&P companies, including Antero Resources, CNX Resources, EP Energy, Hawkwood Energy, Hess, Royal Dutch Shell, Southwestern Energy and Wildhorse Resource Development.
Since its inception in 2012, USWS has grown organically from one diesel powered (“conventional”) hydraulic fracturing fleet in April 2012 to what we expect to be 11 active fleets by October 2018, two of which utilize their patented electric hydraulic fracturing technology (“Clean Fleets®”). Based on active dialogue with its customers, USWS plans to build and deploy five new Clean Fleets® and one new conventional fleet, bringing their total asset base to 17 hydraulic fracturing fleets with approximately 800,000 HHP by early 2020. Delivery of these fleets is anticipated to occur throughout 2019 and into 2020.
From the fall of 2014 through the end of 2016, the oil and gas industry experienced a significant downturn, during which time many of USWS’ competitors sustained substantial losses. Due to the strength of USWS’ customer relationships and its long-term contracts, USWS maintained higher levels of utilization throughout the downturn. As a result, USWS generated approximately $33 million an $95 million of net loss in 2015 and 2016, respectively, but $86 million and $25 million of Adjusted EBITDA (Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income, see “Selected Historical Financial Information of USWS — Non-GAAP Financial Measures” below.) in 2015 and 2016, respectively, allowing USWS to continue to invest in its rigorous maintenance program. Despite USWS’ ability to generate earnings during this downturn, due to low commodity prices and significant indebtedness during that period USWS was required to complete an out-of-court debt restructuring in February 2017 (the “Restructuring”), which resulted in a significant reduction in its debt and interest burden and a substantial increase in its liquidity. See Note 4 to USWS’ audited financial statements included elsewhere in this proxy statement for further discussion of the Restructuring. In addition to significantly lowering its debt, the Restructuring provided USWS with growth capital to expand its fleet and ongoing operations.
The mailing address of USWS’ principal executive office is 770 South Post Oak Lane, Suite 405, Houston, TX 77056, and its telephone number is (832) 562-3730.
For more information about USWS, see the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of USWS” and “Business of USWS.”
The Business Combination
The Merger and Contribution Agreement
On July 13, 2018, we entered into the Merger and Contribution Agreement among MPAC, Merger Sub, USWS Holdings, the Blocker Companies and, solely for the purposes specified therein, the Seller Representative named therein, pursuant to which, among other matters described in this proxy statement, MPAC will acquire a majority, expected to be approximately 84.1%, of the limited liability company interests of USWS Holdings through a series of transactions, on the terms and subject to the conditions set forth therein (the “Business Combination”). A copy of the Merger and Contribution Agreement is attached to this proxy statement as Annex A.
Pursuant to the Merger and Contribution Agreement, the Business Combination will involve three principal components, each to occur at Closing: the Blocker Merger, the MPAC Contribution and the USWS Merger (each as defined and described below).
Following the Closing, MPAC and USWS will be organized in an “Up-C” structure, meaning that substantially all of the assets of the combined company will be held by USWS Holdings and USWS, and MPAC’s only assets will be equity interests in USWS Holdings. Following the Closing, MPAC will own a majority, expected to be approximately 84.1%, of the outstanding equity interests of USWS Holdings and will be the sole manager of USWS Holdings.
The total USWS Owner Consideration to be received by the Blocker Stockholders and the Non-Blocker USWS Members at Closing pursuant to the Business Combination will consist of an aggregate of 27,400,000 shares of Class A Common Stock and New USWS Units, and a number of shares of Class B Common Stock equal to the number of New USWS Units, subject to upward or downward adjustment pursuant to the Merger and Contribution as described in this proxy statement. The USWS Owner Consideration will be allocated among the Blocker Stockholders and the Non-Blocker USWS Members in accordance with the terms of the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, which allocation will be determined prior to the Closing. Each New USWS Unit (other than those held by MPAC), together with one share of Class B Common Stock, will be exchangeable in the future, subject to certain conditions, for one share of Class A Common Stock or, at our election, the cash equivalent to the market value of one share of Class A Common Stock, pursuant to the terms of the A&R USWS Holdings LLC Agreement, as described in this proxy statement.
Pursuant to the Merger and Contribution Agreement, on the Closing Date:
•
Each Blocker Company will be merged with and into MPAC (collectively, the “Blocker Merger”), whereupon the separate existence of each Blocker Company will cease, and MPAC will continue as the surviving entity of the Blocker Merger. Pursuant to the Blocker Merger, the outstanding equity interests of the Blocker Companies will be converted into the right to receive, and MPAC will issue to the Blocker Stockholders, a number of shares of Class A Common Stock determined in accordance with the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, plus cash in lieu of any fractional share of Class A Common Stock. Based on the assumptions described in the section entitled “Certain Defined Terms,” 14,459,892 shares of Class A Common Stock would be issued to the Blocker Stockholders pursuant to the Blocker Merger. As result of the Blocker Merger, immediately after the effective time of the Blocker Merger, MPAC will own the Existing USWS Units previously owned by the Blocker Companies (the “MPAC Acquired Existing USWS Units”).

•
Immediately after the effective time of the Blocker Merger, MPAC will contribute to Merger Sub (the “MPAC Contribution”), as a capital contribution in respect of the limited liability company interests in Merger Sub held by MPAC (the “Merger Sub Interests”), (i) all of its available funds, other than cash required to pay certain expenses of MPAC incurred in connection with the Business Combination, (ii) the number of shares of Class B Common Stock to be issued to the Non-Blocker USWS Members pursuant to the USWS Merger and (iii) 650,000 shares of Class A Common Stock to be delivered to the current Chief Executive Officer of USWS Holdings in satisfaction of a portion of a “change in control” bonus he will be entitled to receive at Closing as described in this proxy statement.

•
Immediately after the MPAC Contribution, Merger Sub will be merged with and into USWS Holdings (the “USWS Merger”), whereupon the separate limited liability company existence of Merger Sub will cease and USWS Holdings will continue as the surviving limited liability company of the USWS Merger. Pursuant to the USWS Merger:

•
All of the outstanding Existing USWS Units (other than the MPAC Acquired Existing USWS Units) will be converted into the right to receive, and USWS will issue to the Non-Blocker USWS Members, a number of New USWS Units, and an equal number of shares of Class B Common Stock, determined in accordance with the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, plus cash in lieu of any fractional New USWS Unit and share of Class B Common Stock. Based on the assumptions described in the section entitled “Certain Defined Terms,” 12,940,108 New USWS Units and 12,940,108 shares of Class B Common Stock would be issued to the Non-Blocker USWS Members pursuant to the USWS Merger.

•
The MPAC Acquired Existing USWS Units and the Merger Sub Interests together will be converted into the right to receive, and USWS Holdings will issue to MPAC, (i) a number of New USWS Units equal to the number of shares of Class A Common Stock that will be outstanding immediately after Closing and (ii) warrants to purchase a number of New USWS Units equal to the number of shares of Class A Common Stock that will be issuable upon exercise of the public warrants and private placement warrants that will be outstanding immediately after Closing. Based on the assumptions described in the section entitled “Certain Defined Terms,” 68,664,892 New USWS Units and warrants to purchase 24,000,000 New USWS Units would be issued to MPAC pursuant to the USWS Merger.

For more information about the Merger and Contribution Agreement and the Business Combination and other transactions contemplated thereby, see the section entitled “Proposal No. 1 — The Business Combination Proposal.”
Conditions to the Closing
Under the Merger and Contribution Agreement, the obligations of the applicable parties to consummate the transactions contemplated thereby are subject to a number of customary conditions, including, among others, the following: (i) the absence of specified adverse laws or orders, (ii) the expiration of the waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) the representations and warranties of the other parties being true and correct, subject to the materiality standards contained in the Merger and Contribution Agreement, (iv) material compliance by the other parties with their respective covenants, (v) certain employment agreements with certain individuals being in full force and effect, (vi) the approval for listing on Nasdaq of the shares of Class A Common Stock issuable to the Blocker Stockholders pursuant to the Blocker Merger and upon the future exchange of the New USWS Units issuable to the Non-Blocker Stockholders pursuant to the USWS Merger and (vii) the approval of the Proposals (other than the Adjournment Proposal) by MPAC’s stockholders.
Regulatory Matters
To complete the Business Combination, MPAC and USWS Holdings must obtain approvals or consents from, or make filings with certain U.S. federal authorities. The Business Combination is subject to the requirements of the HSR Act, which prevents MPAC and USWS Holdings from completing the

Business Combination until required information and materials are furnished to the Antitrust Division of the Department of Justice (the “DOJ”) and the Federal Trade Commission (the “FTC”) and specified waiting period requirements have been satisfied. On August 2, 2018, MPAC filed a Premerger Notification and Report Form pursuant to the HSR Act with the DOJ and FTC and requested early termination of the waiting period under the HSR Act.
For more information, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Regulatory Matters.”
Termination Rights
The Merger and Contribution Agreement contains certain customary termination rights, including, among others, the following: (i) if the Closing is not consummated by December 31, 2018 (the “Outside Date”); (ii) upon the applicable parties’ mutual written consent; (iii) if the consummation of the applicable transaction is prohibited by law; (iv) breach of a representation, warranty, covenant or other agreement by a party which has not been cured by the earlier of  (x) 30 days following written notice from the other party of such breach and (y) the Outside Date; or (v) if our board of directors has changed its recommendation for our stockholders to approve the Business Combination.
None of the parties to the Merger and Contribution Agreement is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Merger and Contribution Agreement.
For more information, see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Merger and Contribution Agreement — Termination.”
Amendments to the Charter
Pursuant to the Merger and Contribution Agreement, at the effective time of the Blocker Merger, MPAC’s amended and restated certificate of incorporation (the “Charter”) will be further amended and restated to:
•
change MPAC’s name to “U.S. Well Services, Inc.”;

•
create the Class B Common Stock as a new class of capital stock of MPAC;

•
increase the number of authorized shares of Class A Common Stock from 90,000,000 to 400,000,000 and the number of authorized shares of MPAC’s preferred stock, $0.0001 per share, from 1,000,000 to 10,000,000;

•
change MPAC’s classified board of directors from two classes, with directors serving two-year terms, to three classes, with directors serving three-year terms;

•
require a supermajority vote of MPAC stockholders for certain matters; and

•
make certain other changes to the Charter, including the elimination of certain provisions related to our Initial Business Combination that will no longer be relevant following the Closing.

For more information about these amendments to the Charter, see the section entitled “Proposal No. 2 — The Charter Proposal.”

Other Agreements Related to the Merger and Contribution Agreements
Sponsor Agreement
In connection with its entry into the Merger and Contribution Agreement, MPAC entered into a Sponsor Agreement (the “Sponsor Agreement”), dated as of July 13, 2018, with USWS Holdings, our Sponsor and, solely for purposes described therein, Cantor. Pursuant to the Sponsor Agreement:
•
Our Sponsor agreed that 2,000,000 of the founder shares held by our Sponsor, subject to adjustment as provided in the Sponsor Agreement, will be forfeited and canceled at Closing for no consideration, prior to the conversion of the founder shares into shares of Class A Common Stock at Closing pursuant to the terms of our Charter.

•
Our Sponsor and Cantor agreed that an aggregate of 2,000,000 private placement warrants held by them will be forfeited and canceled at Closing for no consideration. However, the Sponsor Agreement provides that the number of private placement warrants to be forfeited will be reduced by the number of private placement warrants transferred by our Sponsor and Cantor to Crestview pursuant to the terms of the Crestview Subscription Agreement, as described under “— Crestview Subscription Agreement” below. Because our Sponsor and Cantor have agreed to transfer an aggregate of 7,250,000 private placement warrants to Crestview pursuant to the Crestview Subscription Agreement, we expect that no private placement warrants will be forfeited and canceled at Closing pursuant to the Sponsor Agreement.

•
Our Sponsor agreed to waive any adjustment to the conversion ratio in connection with the conversion of the founder shares to shares of Class A Common Stock at Closing that otherwise might result from the transactions contemplated by the Crestview Subscription Agreement and the PIPE Subscription Agreements pursuant to the terms of our Charter.

•
Our Sponsor agreed to certain restrictions on transfer of the shares of Class A Common Stock issuable upon conversion of the founder shares to shares of Class A Common Stock at Closing pursuant to the terms of our Charter.

•
Our Sponsor agreed to vote all shares of Class F Common Stock held by it in favor of approval of each of the Proposals described in this proxy statement to be submitted to a vote of MPAC’s stockholders at the special meeting.

For more information about the Sponsor Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Sponsor Agreement.”
Crestview Subscription Agreement
In connection with its entry into the Merger and Contribution Agreement, MPAC entered into a subscription agreement (the “Crestview Subscription Agreement”), dated as of July 13, 2018, with our Sponsor, Cantor, Crestview and Crestview VCOC.
Pursuant to the Crestview Subscription Agreement:
•
On the Closing Date, subject to the occurrence of the Closing and certain other conditions, (i) Crestview will purchase from MPAC, for an aggregate purchase price of  $90,000,000, 9,000,000 shares of Class A Common Stock and an additional 900,000 shares of Class A Common Stock related to Crestview’s agreement to provide the backstop commitment referred to below, and (ii) our Sponsor and Cantor will transfer to Crestview an aggregate of 7,250,000 private placement warrants. Both the issuance by MPAC to Crestview of the additional 900,000 shares of Class A Common Stock and the transfer by our Sponsor and Cantor to Crestview of the private placement warrants relate to Crestview’s agreement to provide the $90,000,000 backstop commitment described below.

•
MPAC granted to Crestview an option to purchase up to an additional 10,000,000 shares of Class A Common Stock from MPAC at a purchase price of  $10.00 per share. The option may be exercised by Crestview, in whole or in part, on or before the second business day prior to the Closing Date.

•
Crestview committed to purchase from MPAC at Closing, as a backstop to redemptions of shares of Class A Common Stock by our public stockholders in connection with the Business Combination, up to an additional 10,350,000 shares of Class A Common Stock for an aggregate purchase price equal to the lesser of  (i) $90,000,000 and (ii) $280,000,000 minus MPAC’s available funds at Closing (before giving effect to the purchase of any shares of Class A Common Stock pursuant to the backstop commitment) (the “Backstop Share Amount”). The number of shares to be purchased by Crestview pursuant to its backstop commitment will be equal to (i) the Backstop Share Amount divided by $10.00 (the “Backstop Shares”) plus (ii) 0.15 of a share of Class A Common Stock for each Backstop Share purchased (the “Drawn Shares”). The dilution resulting from any issuance of Drawn Shares will be borne in part by the Blocker Stockholders and the Non-Blocker USWS Members (by means of a downward adjustment to the USWS Owner Consideration pursuant to the Merger and Contribution Agreement) and in part by our Sponsor (by means of the cancelation of additional founder shares pursuant to the Sponsor Agreement) but will not be borne by our public stockholders, Crestview or the PIPE Investors. If the Backstop Share Amount is zero or less than zero, no shares of Class A Common Stock will be purchased and sold pursuant to Crestview’s backstop commitment.

•
Crestview VCOC will be entitled to designate for nomination by MPAC for election (i) two directors to serve on our board of directors for so long as Crestview beneficially owns at least 14.3% of the outstanding shares of Class A Common Stock and (ii) one such director for so long as Crestview beneficially owns at least 5% and less than 14.3% of the outstanding shares of Class A Common Stock.

For more information about the Crestview Subscription Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Crestview Subscription Agreement.”
PIPE Subscription Agreement
In connection with its entry into the Merger and Contribution Agreement, MPAC entered into subscription agreements (the “PIPE Subscription Agreements”), each dated as of July 13, 2018, with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase from MPAC, concurrently with the Closing, an aggregate of 4,500,000 shares of Class A Common Stock for aggregate consideration of  $45,000,000.
For more information about the PIPE Subscription Agreements, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — PIPE Subscription Agreements.”
Amended and Restated Limited Liability Company Agreement of USWS Holdings
Following completion of the Business Combination, we will operate our business through USWS Holdings and its subsidiaries, including USWS. At the Closing, we and the Non-Blocker USWS Members will enter into an amended and restated limited liability company agreement of USWS Holdings (the “A&R USWS LLC Agreement”), which will set forth, among other things, the rights and obligations of the holders of New USWS Units.
For more information about the A&R USWS LLC Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Amended and Restated Limited Liability Company Agreement of USWS Holdings.”
Amended and Restated Registration Rights Agreement
In connection with the Closing, MPAC, our Sponsor, Cantor, the Blocker Stockholders, the Non-Blocker USWS Members and Crestview will enter into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), pursuant to which MPAC will have certain obligations to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all of the shares of Class A Common Stock held by our Sponsor, Cantor, the Blocker Stockholders, the

Non-Blocker USWS Members and Crestview upon Closing or that they may acquire thereafter pursuant to the exercise of private placements warrants or exchange of New USWS Units. Additionally, the A&R Registration Rights Agreement provides for customary demand and piggyback rights.
The A&R Registration Rights Agreement also provides that, subject to certain exceptions, the Blocker Stockholders and the Non-Blocker USWS Members will not transfer the shares of Class A Common Stock, New USWS Units or shares of Class B Common issued to them in the Business Combination, as well as the shares of Class A Common Stock issuable upon exchange of such New USWS Units, prior to the first anniversary of the Closing Date, except that up to 50% of the such shares of Class A Common Stock held by such person may be transferred in an underwritten public offering on or after the date that is 180 days after the Closing Date.
For more information about the A&R Registration Rights Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Amended and Restated Registration Rights Agreement.”
Conversion of Founder Shares
Pursuant to the Charter, upon the Closing, the founder shares (other than those forfeited and canceled pursuant the Sponsor Agreement) will convert automatically into shares of Class A Common Stock on a one-for-one basis. The Charter includes a conversion ratio adjustment provision that would increase the number of shares of Class A Common Stock issuable upon conversion of the founder shares in some circumstances if additional shares of Class A Common Stock or equity linked securities are issued in connection with our Initial Business Combination. However, pursuant to the Sponsor Agreement, our Sponsor has irrevocably waived any such adjustment to the conversion ratio that otherwise would result from the issuance of shares of Class A Common Stock pursuant to the Crestview Subscription Agreement and the PIPE Subscription Agreements.
Interests of Certain Persons in the Business Combination
In considering the recommendation of our board of directors to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that our Sponsor holds private placement warrants that would expire worthless if a business combination is not consummated;

•
the fact that our Sponsor, officers and directors have agreed not to redeem any shares of Class A Common Stock and Class F common stock held by them in connection with a stockholder vote to approve the Business Combination;

•
the fact that our Sponsor paid an aggregate of  $25,000 for its founder shares, which will have a significantly higher value at the time of the Business Combination;

•
the fact that our officers and directors collectively own approximately 74% of the equity interests in our Sponsor and, therefore, indirectly have a significant economic interest in the private placement warrants and founder shares held by our Sponsor;

•
the fact that David L. Treadwell, a member of our board of directors, was a member of the board of managers of USWS Holdings until May 2018 and owns Existing USWS Units for which he will receive at Closing, as a Non-Blocker USWS Member, 71,841 New USWS Units and the same number of shares of Class B Common Stock;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an Initial Business Combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;
•
the continuation of David J. Matlin and David L. Treadwell as directors of MPAC following the Closing;

•
the fact that our Sponsor, officers and directors may not participate in the formation of, or become a director or officer of, any other blank check company until we have entered into a definitive agreement regarding an Initial Business Combination or fail to complete an Initial Business Combination by March 15, 2019;

•
the fact that our Sponsor will lose its entire investment in us if an Initial Business Combination is not completed; and

•
the fact that MPAC is, and after the Closing will be, party to a registration rights agreement with our Sponsor which provides registration rights to our Sponsor.

Reasons for the Approval of the Business Combination
After careful consideration, our board of directors recommends that MPAC stockholders vote “FOR” each Proposal being submitted to a vote of the MPAC stockholders at the MPAC special meeting.
For a description of MPAC’s reasons for the approval of the business combination and the recommendation of our board of directors, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Our Board of Directors’ Reasons for the Approval of the Business Combination.”
Redemption Rights
Under our Charter, holders of our Class A Common Stock may elect to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest not previously released to MPAC to pay its franchise and income taxes, by (b) the total number of shares of Class A Common Stock included as part of the units issued in the IPO. However, MPAC will not redeem any public shares to the extent that such redemption would result in MPAC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. As of March 31, 2018, this would have amounted to approximately $10.07 per share. Under the Charter, in connection with an Initial Business Combination, a public stockholder, together with any affiliate or any other person with whom such stockholder is acting in concert of as a “group” (as defined under Section 13(d)(3) of the Exchange Act), is restricted from seeking redemption rights with respect to more than 20% of the public shares.
If a holder exercises its redemption rights, then such holder will be exchanging its shares of Class A Common Stock for cash and will no longer own shares of Class A Common Stock and will not participate in the future growth of MPAC, if any. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to MPAC’s transfer agent in accordance with the procedures described herein. See the section entitled “Special Meeting in lieu of 2018 Annual Meeting of MPAC Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Impact of the Business Combination on MPAC’s Public Float
Based on the assumptions described under “Certain Defined Terms,” immediately after the Closing:
•
MPAC, which will be the sole manager of USWS Holdings, will own 68,664,892 New USWS Units, representing an approximate 84.1% economic interest in USWS Holdings, and the Non-Blocker USWS Members will own 12,940,108 New USWS Units, representing an approximate 15.9% economic interest in USWS Holdings.

•
The ownership of MPAC will be as follows:

•
the public stockholders will own 32,500,000 shares of our Class A Common Stock, representing an approximate 47.3% economic interest and an approximate 39.9% voting interest;

•
our Sponsor will own 6,125,000 shares of our Class A Common Stock, representing an approximate 8.9% economic interest and an approximate 7.5% voting interest;

•
the Blocker Stockholders will own 14,459,892 shares of our Class A Common Stock, representing an approximate 21.1% economic interest and an approximate 17.7% voting interest;

•
the Non-Blocker USWS Members will own 12,940,108 shares of our Class B Common Stock, representing a 0% economic interest and an approximate 15.9% voting interest;

•
Crestview will own 9,900,000 shares of our Class A Common Stock, representing an approximate 14.4% economic interest and an approximate 12.1% voting interest;

•
the PIPE Investors will own 4,500,000 shares of our Class A Common Stock, representing an approximate 6.6% economic interest and an approximate 5.5% voting interest, consisting of the shares purchased by them pursuant to the PIPE Subscription Agreements but excluding any public shares held by any of them; and

•
certain members of our management will own, in addition to shares of Class B Common they will receive as Non-Blocker USWS Members, 1,180,000 shares of Class A Common Stock (including (i) 650,000 shares to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions), representing an approximate 1.7% economic interest and an approximate 1.4% voting interest.

The numbers of shares and the economic and voting interests set forth above are based upon the assumptions set forth under “Certain Defined Terms.” If the actual facts differ from our assumptions, the numbers of shares and economic and voting interests set forth above will be different. The following factors could cause the numbers of shares and economic and voting interests at Closing to be different from those set forth above:
•
adjustments to the USWS Owner Consideration pursuant to the terms of Merger and Contribution Agreement;

•
exercise by Crestview in whole or in part of its option under the Crestview Subscription Agreement to purchase up to 10,000,000 shares of Class A Common Stock;

•
exercises of redemption rights by our public stockholders in connection with the Business Combination and any related issuance of shares of Class A Common Stock to Crestview pursuant to its backstop commitment under the Crestview Subscription Agreement; and

•
adjustments to the number of founder shares to be canceled pursuant to the terms of the Sponsor Agreement as a result of  (i) the issuance of shares of Class A Common Stock pursuant to Crestview’s backstop commitment under the Crestview Subscription Agreement or (ii) MPAC’s available funds at Closing being less than $325 million.

In addition, the numbers of shares and economic and voting interests set forth above do not take into account (i) potential future exercises of public warrants and private placement warrants for shares of Class A Common Stock or (ii) potential future exchanges of New USWS Units, together with shares of Class B Common Stock, issued to the Non-Blocker USWS Members for shares of Class A Common Stock. The public warrants and the private placement warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and 12 months following the closing of the IPO and will expire five years after the completion of an Initial Business Combination or earlier upon their redemption or liquidation. At Closing, it is expected that our Sponsor will own 7,717,742 private placement warrants, Cantor will own 532,258 private placement warrants, and Crestview will own 7,250,000 private placement warrants. The New USWS Units issued to the Non-Blocker USWS Members, together with shares of Class B Common Stock, will be exchangeable for shares of Class A Common generally on or after the first anniversary of the Closing Date, but up to 50% may be exchanged on or after the day that is 180 days after the Closing Date solely for purposes of the sale of the shares of Class A Common Stock issuable upon such exchange in an underwritten public offering.
If we assume (i) that all 32,500,000 outstanding public warrants and all 15,500,000 private placement warrants were exercisable and exercised following completion of the Business Combination, (ii) that all 12,940,108 New USWS Units issued to the Non-Blocker USWS Members were exchangeable and exchanged, together will all 12,940,108 shares of Class B Common Stock and (iii) no other changes to the assumptions set forth under “Certain Defined Terms,” then:
•
MPAC will own 100% of the interests in USWS Holdings.

•
The ownership of MPAC will be as follows:

•
the public stockholders will own 32,500,000 shares of our Class A Common Stock, representing an approximate 30.8% economic and voting interest;

•
the holders of public warrants will own 16,250,000 shares of our Class A Common Stock, representing an approximate 15.4% economic and voting interest;

•
our Sponsor will own 9,983,871 shares of our Class A Common Stock, representing an approximate 9.5% economic and voting interest;

•
Cantor will own 266,129 shares of our Class A Common Stock, representing an approximate 0.3% economic and voting interest;

•
the Blocker Stockholders and Non-Blocker USWS Members collectively will own 27,400,000 shares of our Class A Common Stock, representing an approximate 25.9% economic and voting interest;

•
Crestview will own 13,525,000 shares of our Class A Common Stock, representing an approximate 12.8% economic and voting interest;

•
the institutional investors party to the PIPE Subscription Agreements will own 4,500,000 shares of our Class A Common Stock, representing an approximate 4.3% economic and voting interest; and

•
certain members of our management will own, in addition to shares of Class A Common they will receive upon exchange of New USWS Units and shares of Class B Common Stock issued to them as Non-Blocker USWS Members, 1,180,000 shares of Class A Common Stock (including (i) 650,000 shares to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions), representing an approximate 1.0% economic and voting interest.

Please see the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information of MPAC” for further information.

Organizational Structure
Prior to the Business Combination
The following diagram illustrates the ownership structure of MPAC prior to the Business Combination. The economic and voting interests shown in the diagram do not account for private placement warrants and public warrants that will remain outstanding following the Business Combination and may be exercised at a later date.

(1)
Consists of the founder shares held by our Sponsor.

Following the Business Combination
The following diagram illustrates the ownership structure of MPAC immediately following the Business Combination. The voting and economic interests shown in the diagram are based on the assumptions described in the section entitled “Certain Defined Terms” and do not account for private placement warrants and public warrants that will remain outstanding following the Business Combination and may be exercised at a later date.

Blocker Stockholders
Public Stockholders
Holders of Founder Shares
PIPE Investors
Crestview
Non-Blocker USWS Members
Management Team
17.7% voting interest;
21.1% economic interest
39.9% voting interest;
47.3% economic interest
7.5% voting interest;
8.9% economic interest
5.5% voting interest;
6.6% economic interest
12.1% voting interest;
14.4% economic interest
15.9% voting interest;
0.0% economic interest
1.4% voting interest;
1.7% economic interest
U.S. Well Services, Inc. (Nasdaq: "USWS"; "USWSW")
15.9% voting interest;
15.9% economic interest
84.1% voting interest;
84.1% economic interest; sole manager
USWS Holdings LLC
100% voting interest;
100% economic interest
U.S. Well Services, LLC

Board of Directors of MPAC Following the Business Combination
Upon consummation of the Business Combination, the size of our board of directors will be expanded from five directors to seven, and our board of directors will consist of two directors designated by MPAC, two directors designated by USWS Holdings, two directors designated by Crestview VCOC and Joel Broussard, the current Chief Executive Officers of USWS Holdings, who will become President and Chief Executive Officer of MPAC at Closing.
Accounting Treatment
The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, MPAC will be treated as the acquired company and USWS will be treated as the acquirer for financial reporting purposes. Since no party to the transaction will have a controlling financial interest in the merged business, the ultimate determination of the accounting acquirer is a qualitative and quantitative assessment that requires careful consideration. The final determination will occur after the consummation of the Business Combination.
Appraisal Rights
Appraisal rights are not available to MPAC stockholders in connection with the Business Combination.
Other Proposals
In addition to the Business Combination Proposal, MPAC stockholders will be asked to vote on the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal, the Director Election Proposal and the Adjournment Proposal. For more information about the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal, the Director Election Proposal and the Adjournment Proposal see the sections entitled “Proposal No. 2 — The Charter Proposal,” “Proposal No. 3 — The Nasdaq Proposal,” “Proposal No. 4 — The LTIP Proposal,” “Proposal No. 5 — The Director Election Proposal” and “Proposal No. 6 — The Adjournment Proposal.”
Date, Time and Place of Special Meeting
The special meeting will be held at       a.m., local time, on            , 2018, at      , or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Class A Common Stock or Class F Common Stock at the close of business on            , 2018, which is the record date for the special meeting. You are entitled to one vote for each share of Class A Common Stock or Class F Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. As of            , 2018, there were 40,625,000 shares of Class A Common Stock and Class F Common Stock outstanding in the aggregate, of which 32,500,000 are public shares and 8,125,000 are founder shares held by our Sponsor.
Proxy Solicitation
Proxies may be solicited by mail. MPAC has engaged      to assist in the solicitation of proxies. If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the special meeting. A stockholder may also change its vote by submitting a later-dated proxy as described in the section entitled “Special Meeting in lieu of 2018 Annual Meeting of MPAC Stockholders — Revoking Your Proxy.”

Quorum and Required Vote for Proposals for the Special Meeting
A quorum of MPAC stockholders is necessary to hold a valid meeting. Holders of a majority of the shares of Class A Common Stock and Class F Common Stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. Abstentions will count as present for the purposes of establishing a quorum.
Approval of each of the Business Combination Proposal and the Charter Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote thereon at the special meeting, voting as a single class. Approval of each of the Nasdaq Proposal, the LTIP Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of Class A Common Stock and Class F Common Stock represented in person or by proxy and entitled to vote thereon and actually cast at the special meeting, voting as a single class. Approval of the election of each director nominee pursuant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Accordingly, if a valid quorum is otherwise established, a stockholder’s abstention or failure to vote by proxy or in person at the special meeting will have no effect on the outcome of the vote on the Nasdaq Proposal, the LTIP Proposal, the Director Election Proposal or the Adjournment Proposal but will have the same effect as a vote AGAINST the Business Combination Proposal and the Charter Proposal.
Recommendation to MPAC Stockholders
Our board of directors believes that each of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal, the Director Election Proposal and the Adjournment Proposal is in the best interests of MPAC and its stockholders and recommends that its stockholders vote “FOR” each of the Proposals to be presented at the special meeting.
When you consider the recommendation of MPAC’s board of directors in favor of approval of these Proposals, you should keep in mind that our Sponsor, members of our board of directors and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests as a stockholder. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”
Risk Factors
In evaluating the Proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors.”

SELECTED HISTORICAL FINANCIAL INFORMATION OF MPAC
The following table shows selected historical financial information of MPAC for the periods and as of the dates indicated. The selected historical financial information of MPAC as of December 31, 2017 and 2016 and for the year ended December 31, 2017 and the period from March 10, 2016 (inception) to December 31, 2016 was derived from the audited historical financial statements of MPAC included elsewhere in this proxy statement. The selected historical interim financial information of MPAC as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 was derived from the unaudited interim financial statements of MPAC included elsewhere in this proxy statement. The following table should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MPAC” and our historical financial statements and the notes and schedules related thereto, included elsewhere in this proxy statement.
	Three Months Ended March 31,		Year Ended December 31, 2017	Period from March 10, 2016 (Inception) through December 31, 2016
	2018	2017
	(Unaudited)
Income Statement Data:
Loss from operations	$(207,610)	$(99,910)	$(875,333)	$(5,000)
Net income (loss)	676,700	(25,279)	757,557	(5,000)
Cash Flow Data:
Net cash used in operating activities	$(383,814)	$(121,392)	$(1,565,273)	$(5,000)
Net cash provided by (used in) investing activities	296,250	(325,000,000)	(324,060,000)	—
Net cash provided by financing activities	—	326,129,911	326,129,911	70,620
	March 31, 2018	December 31,
		2017	2016
	(Unaudited)
Balance Sheet Data:
Cash	$482,694	$570,258	$65,620
Investments and cash held in the Trust Account	327,259,697	326,449,859	—
Total assets	327,821,676	327,127,414	220,000
Common stock subject to possible redemption	312,379,780	311,703,080	—
Total stockholders’ equity	5,000,008	5,000,008	20,000

SELECTED HISTORICAL FINANCIAL INFORMATION OF USWS
The following table shows selected historical financial information of USWS for the periods and as of the dates indicated. The selected historical consolidated financial information of USWS as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 was derived from the audited historical consolidated financial statements of USWS included elsewhere in this proxy statement. The selected historical interim condensed consolidated financial information of USWS as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 was derived from the unaudited interim condensed consolidated financial statements of USWS included elsewhere in this proxy statement.
USWS’ historical results are not necessarily indicative of future operating results. The selected consolidated financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of USWS,” as well as the historical consolidated financial statements of USWS and accompanying notes included elsewhere in this proxy statement.
		Three Months Ended March, 31, 2017		Year Ended December 31, 2017
	Successor		Predecessor	Successor	Predecessor
(in thousands)	Three Months Ended March 31 2018	February 2 through March 31 2017	January 1 through February 1 2017	February 2 through December 31 2017	January 1 through February 1 2017	Year Ended December 31 2016	Year Ended December 31 2015

Statement of Operations Data:
Revenue	$171,606	$72,094	$32,867	$466,487	$32,867	$294,755	$415,131
Costs and expenses:
Cost of services (excluding depreciation and amortization)	138,428	64,461	28,053	394,125	28,053	262,311	324,731
Depreciation and amortization	25,920	16,533	4,920	92,430	4,920	66,084	68,084
Selling, general and administrative expenses	4,337	4,369	1,281	17,601	1,281	9,837	6,950
Impairment loss on intangible assets	—	—	—	20,247	—	—	—
Loss on disposal of assets	2,929	3,205	201	11,958	201	6,560	11,046
Income (loss) from operations	(8)	(16,474)	(1,588)	(69,874)	(1,588)	(50,037)	4,320
Interest expense, net	(7,401)	(3,530)	(4,067)	(22,961)	(4,067)	(45,376)	(37,364)
Other income (expense)	317	8	1	(787)	1	9	25
Loss before income taxes	(7,092)	(19,996)	(5,654)	(93,622)	(5,654)	(95,404)	(33,019)
Provision for income taxes	—	—	—	—	—	—	—
Net loss	$(7,092)	$(19,996)	$(5,654)	$(93,622)	$(5,654)	$(95,404)	$(33,019)
Balance Sheet Data (at end of period):
Cash and cash equivalents	$19,586			$5,923		$5,192
Property and equipment, net	234,864			251,288		197,512
Total assets	418,513			407,596		246,895
Total debt	262,410			264,594		300,633
Total liabilities	380,330			363,333		369,847
Total mezzanine equity	—			—		159,431
Total members’ equity (deficit)	38,183			44,263		(282,383)
Cash Flow Statement Data:
Net cash provided (used) by operating activities	$27,162	$60	$(2,777)	$47,284	$(2,777)	$22,219	$57,703
Net cash used in investing activities	(7,770)	(3,897)	—	(71,565)	—	(18,792)	(94,213)
Net cash provided (used) by financing activities	(5,729)	14,417	1,473	26,316	1,473	1,765	26,984
Other Financial Data
EBITDA(1)	$26,229	$67	$3,333	$21,769	$3,333	$16,056	$72,429
Adjusted EBITDA(1)	$31,490	$6,441	$4,628	$67,729	$4,628	$24,692	$85,754

(1)
EBITDA and Adjusted EBITDA are non-GAAP financial measures. For a definition of EBITDA and Adjusted EBITDA and a reconciliation of EBITDA and Adjusted EBITDA to net income, see “— Non-GAAP Financial Measures” below.

Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as a substitute for net income (loss), operating income (loss) or any other performance measure derived in accordance with United States generally accepted accounting principles (“GAAP”) or as an alternative to net cash provided by operating activities as a measure of USWS’ profitability or liquidity. USWS’ management believes EBITDA and Adjusted EBITDA are useful because they allow external users of its consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, to more effectively evaluate its operating performance, compare the results of its operations from period to period and against USWS’ peers without regard to USWS’ financing methods, hedging positions or capital structure and because it highlights trends in USWS’ business that may not otherwise be apparent when relying solely on GAAP measures. USWS presents EBITDA and Adjusted EBITDA because it believes EBITDA and Adjusted EBITDA are important supplemental measures of its performance that are frequently used by others in evaluating companies in its industry. Because EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income (loss) and may vary among companies, the EBITDA and Adjusted EBITDA USWS presents may not be comparable to similarly titled measures of other companies. USWS defines EBITDA as earnings before interest, income taxes, depreciation and amortization. USWS defines Adjusted EBITDA as EBITDA excluding the following: loss on disposal of assets; non-productive time; unit-based compensation; fleet start-up and relocation costs; restructuring and transaction related costs; and impairment loss.
The following table presents a reconciliation of EBITDA and Adjusted EBITDA from net loss, USWS’ most directly comparable financial measure calculated and presented in accordance with GAAP.
		Three Months Ended March, 31, 2017		Year Ended December 31, 2017
	Successor		Predecessor	Successor	Predecessor
(in thousands)	Three Months Ended March 31 2018	February 2 through March 31 2017	January 1 through February 1 2017	February 2 through December 31 2017	January 1 through February 1 2017	Year Ended December 31 2016	Year Ended December 31 2015
Net loss	$(7,092)	$(19,996)	$(5,654)	$(93,622)	$(5,654)	$(95,404)	$(33,019)
Interest expense, net	7,401	3,530	4,067	22,961	4,067	45,376	37,364
Income tax expense	—	—	—	—	—	—	—
Depreciation and amortization	25,920	16,533	4,920	92,430	4,920	66,084	68,084
EBITDA	26,229	67	3,333	21,769	3,333	16,056	72,429
Loss on disposal of assets(a)	2,929	3,205	201	11,958	201	6,560	11,046
Non-productive time(b)	900	—	—	—	—	—	—
Unit-based compensation(c)	1,012	2,175	—	4,546	—	—	42
Fleet start-up and relocation costs(d)	280	—	—	4,190	—	—	1,660
Restructuring and transaction related costs(e)	140	994	1,094	5,019	1,094	2,076	577
Impairment loss(f)	—	—	—	20,247	—	—	—
Adjusted EBITDA	$31,490	$6,441	$4,628	$67,729	$4,628	$24,692	$85,754

(a)
Represents losses on the disposal of property and equipment.

(b)
Represents revenue shortfall associated with non-productive time due to sand mine issues with a customer. USWS is in the process of amending the customer contract to provide that the customer will reimburse for similar issues prospectively.

(c)
Represents non-cash stock-based compensation.

(d)
Represents non-recurring costs related to the start-up and relocation of hydraulic fracturing fleets.

(e)
Represents non-recurring third-party professional fees and other costs including costs related to the capital restructuring and the potential sale of USWS.

(f)
Represents a non-cash impairment loss with respect to intangible assets.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:
•
our ability to consummate the Business Combination;

•
the benefits of the Business Combination;

•
the future financial performance of MPAC following the Business Combination;

•
changes in USWS’ strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans; and

•
expansion plans and opportunities.

These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
You should not place undue reliance on these forward-looking statements in deciding how to vote your proxy or instruct how your vote should be cast on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
•
the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Merger and Contribution Agreement;

•
the outcome of any legal proceedings that may be instituted against MPAC following announcement of the proposed Business Combination and transactions contemplated thereby;

•
the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of MPAC or to satisfy other conditions to closing in the Merger and Contribution Agreement;

•
the risk that the proposed Business Combination disrupts current plans and operations of USWS as a result of the announcement and consummation of the transactions described herein;

•
our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of MPAC to grow and manage growth profitably following the Business Combination;

•
costs related to the Business Combination;

•
changes in applicable laws or regulations;

•
the possibility that MPAC or USWS may be adversely affected by other economic, business, and/or competitive factors; and

•
other risks and uncertainties described in this proxy statement, including those under the section entitled “Risk Factors.”

RISK FACTORS
The following risk factors apply to the business and operations of USWS and will also apply to our business and operations following the completion of the Business Combination. These risk factors are not exhaustive and investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of USWS and our business, financial condition and prospects following the completion of the Business Combination. You should carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” We may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business or financial condition. The following discussion should be read in conjunction with our and USWS’ financial statements and notes to the financial statements included herein.
Risks Related to USWS’ Business and Industry
USWS’ business is cyclical and depends on spending and well completions by the onshore oil and natural gas industry in the United States, and the level of such activity is volatile. USWS’ business has been, and may continue to be, adversely affected by industry conditions that are beyond its control.
USWS’ business is cyclical, and it depends on the willingness of its customers to make expenditures to explore for, develop and produce oil and natural gas from onshore unconventional resources in the United States. The willingness of USWS’ customers to undertake these activities depends largely upon prevailing industry conditions that are influenced by numerous factors over which it has no control, including:
•
prices, and expectations about future prices, for oil and natural gas;

•
domestic and foreign supply of, and demand for, oil and natural gas and related products;

•
the level of global and domestic oil and natural gas inventories;

•
the supply of and demand for hydraulic fracturing and other oilfield services and equipment in the United States;

•
the cost of exploring for, developing, producing and delivering oil and natural gas;

•
available pipeline, storage and other transportation capacity;

•
lead times associated with acquiring equipment and products and availability of qualified personnel;

•
the discovery rates of new oil and natural gas reserves;

•
federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate USWS’ industry;

•
the availability of water resources, suitable proppant and chemicals in sufficient quantities for use in hydraulic fracturing fluids;

•
geopolitical developments and political instability in oil and natural gas producing countries;

•
actions of the Organization of the Petroleum Exporting Countries (“OPEC”), its members and other state-controlled oil companies relating to oil price and production controls;

•
advances in exploration, development and production technologies or in technologies affecting energy consumption;

•
the price and availability of alternative fuels and energy sources;

•
weather conditions and natural disasters;

•
uncertainty in capital and commodities markets and the ability of oil and natural gas producers to raise equity capital and debt financing; and

•
U.S. federal, state and local and non-U.S. governmental regulations and taxes.

The volatility of the oil and natural gas industry and the resulting impact on exploration and production activity could adversely impact the level of drilling and completion activity by some of USWS’ customers. This volatility may result in a decline in the demand for USWS’ services or adversely affect the price of its services. In addition, material declines in oil and natural gas prices, or drilling or completion activity in the U.S. oil and natural gas shale regions, could have a material adverse effect on USWS’ business, financial condition, prospects, results of operations and cash flows. In addition, a decrease in the development of oil and natural gas reserves in USWS’ market areas may also have an adverse impact on its business, even in an environment of strong oil and natural gas prices.
USWS’ business may be adversely affected by a deterioration in general economic conditions or a weakening of the broader energy industry.
A prolonged economic slowdown or recession in the United States, adverse events relating to the energy industry or regional, national and global economic conditions and factors, particularly a further slowdown in the E&P industry, could negatively impact USWS’ operations and therefore adversely affect its results. The risks associated with USWS’ business are more acute during periods of economic slowdown or recession because such periods may be accompanied by decreased exploration and development spending by USWS’ customers, decreased demand for oil and gas and decreased prices for oil and gas.
A decline in or substantial volatility of crude oil and natural gas commodity prices could adversely affect the demand for USWS’ services.
The demand for USWS’ services is substantially influenced by current and anticipated crude oil and natural gas commodity prices and the related level of drilling and completion activity and general production spending in the areas in which it has operations. Volatility or weakness in crude oil and natural gas commodity prices (or the perception that crude oil and natural gas commodity prices will decrease) affects the spending patterns of USWS’ customers and the products and services USWS provides are, to a substantial extent, deferrable in the event oil and natural gas companies reduce capital expenditures. As a result, USWS may experience lower utilization of, and may be forced to lower its rates for, its equipment and services.
Historical prices for crude oil and natural gas have been extremely volatile and are expected to continue to be volatile. For example, since 1999, oil prices have ranged from as low as approximately $10 per barrel to over $100 per barrel. In recent years, oil and natural gas prices and, therefore, the level of exploration, development and production activity, experienced a sustained decline from the highs in the latter half of 2014 as a result of an increasing global supply of oil and a decision by OPEC to sustain its production levels in spite of the decline in oil prices and slowing economic growth in the Eurozone and China. From late 2014 to second half of 2016, prices for U.S. oil weakened in response to continued high levels of production by OPEC, a buildup in inventories and lower global demand. OPEC’s recent agreement to reduce its oil production has provided upward momentum for oil prices, but member nations may opt to not follow this agreement.
As a result of the significant decline in the price of oil, beginning in late 2014, E&P companies moved to significantly cut costs, both by decreasing drilling and completion activity and by demanding price concessions from their service providers, including providers of hydraulic fracturing services. In turn, service providers, including hydraulic fracturing service providers, were forced to lower their operating costs and capital expenditures, while continuing to operate their businesses in an extremely competitive environment. Prolonged periods of price instability in the oil and natural gas industry will adversely affect the demand for USWS’ products and services and its financial condition, prospects and results of operations.
Additionally, the commercial development of economically viable alternative energy sources (such as wind, solar geothermal, tidal, fuel cells and biofuels) could reduce demand for USWS’ services and create downward pressure on the revenue USWS is able to derive from such services, as it is dependent on oil and natural gas commodity prices.

Fuel conservation measures could reduce demand for oil and natural gas.
Fuel conservation measures, alternative fuel requirements and increasing consumer demand for alternatives to oil and natural gas could reduce demand for oil and natural gas. The impact of the changing demand for oil and natural gas may have a material adverse effect on USWS’ business, financial condition, prospects, results of operations and cash flows.
USWS’ operations are subject to unforeseen interruptions and hazards inherent in the oil and natural gas industry, for which USWS may not be adequately insured and which could cause it to lose customers and substantial revenue.
USWS’ operations are exposed to the risks inherent to its industry, such as equipment defects, vehicle accidents, fires, explosions, blowouts, surface cratering, uncontrollable flows of gas or well fluids, pipe or pipeline failures, abnormally pressured formations and various environmental hazards, such as oil spills and releases of, and exposure to, hazardous substances. For example, USWS’ operations are subject to risks associated with hydraulic fracturing, including any mishandling, surface spillage or potential underground migration of fracturing fluids, including chemical additives. In addition, USWS’ operations are exposed to potential natural disasters, including blizzards, tornadoes, storms, floods, other adverse weather conditions and earthquakes. The occurrence of any of these events could result in substantial losses to USWS due to injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigations and penalties or other damage resulting in curtailment or suspension of USWS’ operations. The cost of managing such risks may be significant. The frequency and severity of such incidents will affect operating costs, insurability and relationships with customers, employees and regulators. In particular, USWS’ customers may elect not to purchase USWS’ services if they view USWS’ environmental or safety record as unacceptable, which could cause USWS to lose customers and substantial revenues.
USWS’ insurance may not be adequate to cover all losses or liabilities it may suffer. Furthermore, USWS may be unable to maintain or obtain insurance of the type and amount USWS desires at reasonable rates. As a result of market conditions, premiums and deductibles for certain of USWS’ insurance policies have increased and could escalate further. In addition, sub-limits have been imposed for certain risks. In some instances, certain insurance could become unavailable or available only for reduced amounts of coverage. If USWS were to incur a significant liability for which it is not fully insured, it could have a material adverse effect on its business, results of operations and financial condition. In addition, USWS may not be able to secure additional insurance or bonding that might be required by new governmental regulations. This may cause USWS to restrict its operations, which might severely impact USWS’ financial position.
Since hydraulic fracturing activities are part of USWS’ operations, they are covered by its insurance against claims made for bodily injury, property damage and clean-up costs stemming from a sudden and accidental pollution event. However, USWS may not have coverage if it is unaware of the pollution event and unable to report the “occurrence” to its insurance company within the time frame required under USWS’ insurance policy. In addition, these policies do not provide coverage for all liabilities, and the insurance coverage may not be adequate to cover claims that may arise, or USWS may not be able to maintain adequate insurance at rates it considers reasonable. A loss not fully covered by insurance could have a material adverse effect on USWS’ financial position, results of operations and cash flows.
USWS may be subject to claims for personal injury and property damage, which could materially adversely affect its financial condition, prospects and results of operations.
USWS’ services are subject to inherent risks that can cause personal injury or loss of life, damage to or destruction of property, equipment or the environment or the suspension of its operations. Litigation arising from operations where USWS’ facilities are located, or its services are provided, may cause them to be named as a defendant in lawsuits asserting potentially large claims including claims for exemplary damages. USWS maintains what it believes is customary and reasonable insurance to protect its business against these potential losses, but such insurance may not be adequate to cover its liabilities, and it is not fully insured against all risks. Further, USWS’ insurance has deductibles or self-insured retentions and contains certain coverage exclusions. The current trend in the insurance industry is towards larger deductibles and self-insured retentions. In addition, insurance may not be available in the future at rates that USWS considers reasonable and commercially justifiable, compelling it to have larger deductibles or self-insured retentions to effectively manage expenses. As a result, USWS could become subject to material uninsured liabilities or situations where it has high deductibles or self-insured retentions that expose it to liabilities that could have a material adverse effect on its business, financial condition, prospects or results of operations.
USWS’ long-term contracts are subject to certain risks, including cancellation without payment for early termination, inability to renew or replace at favorable economic terms, and changing market conditions that result in higher costs without offsetting revenue escalations.
Long-term contracts customarily provide for termination at the election of the customer, with an “early termination payment” if a contract is terminated prior to the expiration of the fixed term. However, under certain limited circumstances, such as destruction of a fleet, USWS’ bankruptcy, sustained unacceptable performance or delivery of a fleet beyond a certain grace and/or liquidated damage periods, no early termination payment would be owed. Even if an early termination payment is owed, a customer may be unable or may refuse to pay the early termination payment.
USWS also may not be able to perform under these contracts due to events beyond its control, and its customers may seek to cancel or renegotiate contracts for various reasons, such as depressed market conditions. USWS’ long-term contracts may decline over time as existing contract term coverage may not be offset by new term contracts as a result of any number of factors, such as low or declining oil prices and capital spending reductions by customers. USWS’ inability or the inability of USWS’ customers to perform under USWS’ or their contractual obligations may have a material adverse impact on USWS’ business, financial condition and results of operations.
USWS also may be unable to maintain the economic structure of a particular contract with an existing customer or the overall mix of its contract portfolio. For example, depending on prevailing market conditions USWS may experience escalations in cost with no or delayed escalation in revenue.
Competition within the oilfield services industry may adversely affect USWS’ ability to market its services.
The oilfield services industry is highly competitive and fragmented and includes several large companies that compete in many of the markets USWS serves, as well as numerous small companies that compete with USWS on a local basis. USWS’ larger competitors’ greater resources could allow them to better withstand industry downturns and to compete more effectively on the basis of technology, geographic scope and retained skilled personnel. USWS believes the principal competitive factors in the market areas it serves are price, equipment quality, supply chains, balance sheet strength and financial condition, product and service quality, safety record, availability of crews and equipment and technical proficiency. USWS’ operations may be adversely affected if its current competitors or new market entrants introduce new products or services with better features, performance, prices or other characteristics than its products and services or expand into service areas where it operates. Competitive pressures or other factors may also result in significant price competition, particularly during industry downturns, which could have a material adverse effect on USWS’ results of operations, financial condition and prospects. Significant increases in overall market capacity have also caused active price competition and led to lower pricing and utilization levels for USWS’ services.
USWS has previously seen substantial reductions in the prices it can charge for its services based on reduced demand and resulting overcapacity, including an intensified competitive environment from late 2014 to late 2016 as a result of an industry downturn and oversupply of oilfield services. Any significant future increase in overall market capacity for completion services could adversely affect USWS’ business and results of operations.
USWS is dependent on a few customers in a single industry. The loss of one or more significant customers could adversely affect USWS’ financial condition, prospects and results of operations.
USWS’ customers are engaged in the oil and natural gas E&P business in the United States. Historically, USWS has been dependent upon a few customers for a significant portion of its revenue. For the year ended December 31, 2017, Antero Resources and Southwestern Energy were the only two customers that accounted for greater than 10% of total revenues. For the year ended December 31, 2016, only Antero Resources accounted for greater than 10% of total revenues.
USWS’ business, financial condition, prospects and results of operations could be materially adversely affected if one or more of its significant customers ceases to engage USWS for its services on favorable terms or at all or fails to pay or delays in paying USWS significant amounts of its outstanding receivables.
Additionally, the E&P industry is characterized by frequent consolidation activity. Changes in ownership of USWS’ customers may result in the loss of, or reduction in, business from those customers, which could materially and adversely affect USWS’ business, financial condition, prospects and results of operations.
The prices of raw materials USWS uses are volatile.
The prices of raw materials used in manufacturing USWS’ equipment are volatile. If the prices of raw materials rise, or tariffs are imposed on their importation, manufacturers may pass along such increases to USWS, which could have an adverse impact on USWS’ financial condition, results of operations or cash flows. Moreover, significant increases in the prices of raw materials could adversely impact USWS’ customers’ demand for certain products which could have a material adverse impact on USWS’ revenues, consolidated financial position and results of operations.
The proppant market is a highly competitive and volatile part of the supply chain on which USWS’ industry depends.
Although the scarcity of proppant and chemicals at various periods between 2011 and 2014 has largely been reversed as a result of increased manufacturing efficiency and expanded capacity, the proppant market remains highly competitive and relatively volatile. An increase in the cost of proppant as a result of increased demand or a decrease in the number of proppant providers as a result of consolidation could increase USWS’ cost of an essential raw material in hydraulic stimulation and have a material adverse effect on USWS’ business, operations, prospects and financial condition.
USWS is subject to federal, state and local laws and regulations regarding issues of health, safety and protection of the environment. Under these laws and regulations, USWS may become liable for penalties, damages or costs of remediation or other corrective measures. Any changes in laws or government regulations could increase USWS’ costs of doing business.
USWS’ operations are subject to stringent federal, state, local and tribal laws and regulations relating to, among other things, protection of natural resources, clean air and drinking water, wetlands, endangered species, greenhouse gasses, nonattainment areas, the environment, health and safety, chemical use and storage, waste management, waste disposal and transportation of waste and other hazardous and nonhazardous materials. USWS’ operations involve risks of environmental liability, including leakage from an operator’s casing during USWS’ operations or accidental spills onto or into surface or subsurface soils, surface water or groundwater. Some environmental laws and regulations may impose strict liability, joint and several liability, or both. In some situations, USWS could be exposed to liability as a result of its conduct that was lawful at the time it occurred or the conduct of, or conditions caused by, third parties without regard to whether USWS caused or contributed to the conditions. Additionally, environmental concerns, including clean air, drinking water contamination and seismic activity, have prompted investigations that could lead to the enactment of regulations, limitations, restrictions or moratoria that could potentially have a material adverse impact on USWS’ business. Actions arising under these laws and regulations could result in the shutdown of USWS’ operations, fines and penalties (administrative, civil or criminal), revocations of permits to conduct business, expenditures for remediation or other corrective measures and/or claims for liability for property damage, exposure to hazardous materials, exposure to hazardous waste, nuisance or personal injuries. Sanctions for noncompliance with applicable environmental laws and regulations may also include the assessment of administrative, civil or criminal penalties, revocation of permits and temporary or permanent cessation of operations in a particular location and issuance of corrective action orders. Such claims or sanctions and related costs could cause USWS to incur substantial costs or losses and could have a material adverse effect on USWS’ business, financial condition, prospects and results of operations. Additionally, an increase in regulatory requirements, limitations, restrictions or moratoria on oil and natural gas exploration and completion activities at a federal, state or local level could significantly delay or interrupt USWS’ operations, limit the amount of work it can perform, increase its costs of compliance, or increase the cost of its services, thereby possibly having a material adverse impact on its financial condition.
If USWS does not perform in accordance with government, industry, customer or its own health, safety and environmental standards, it could lose business from its customers, many of whom have an increased focus on environmental and safety issues.
USWS is subject to the EPA, U.S. Department of Transportation, U.S. Nuclear Regulation Commission, OSHA and state regulatory agencies that regulate operations to prevent air, soil and water pollution. The energy extraction sector is one of the sectors designated for increased enforcement by the EPA, which will continue to regulate USWS’ industry in the years to come, potentially resulting in additional regulations that could have a material adverse impact on its business, prospects or financial condition.
The EPA regulates air emissions from all engines, including off-road diesel engines that are used by USWS to power equipment in the field. Under these U.S. emission control regulations, USWS could be limited in the number of certain off-road diesel engines it can purchase. Further, the emission control and fuel quality regulations could result in increased costs.
Laws and regulations protecting the environment, especially those related to greenhouse gases and climate change, generally have become more stringent over time, and USWS expects them to continue to do so. This could lead to material increases in USWS’ costs and liability exposure for future environmental compliance and remediation and may negatively impact demand for USWS’ services. For example, oil and natural gas exploration and production may decline as a result of environmental requirements, including land use policies responsive to environmental concerns. Additionally, if USWS expands the size or scope of its operations, it could be subject to regulations that are more stringent than the requirements under which it is currently allowed to operate or require additional authorizations to continue operations. Compliance with this additional regulatory burden could increase USWS’ operating or other costs.
Federal, state and local legislative and regulatory initiatives relating to hydraulic fracturing could prohibit, restrict or limit hydraulic fracturing operations, could increase USWS’ operating costs or could result in the disclosure of proprietary information resulting in competitive harm.
During recent sessions of the U.S. Congress, several pieces of legislation were introduced in the U.S. Senate and House of Representatives for the purpose of amending environmental laws such as the Clean Air Act, the Safe Drinking Water Act (the “SDWA”) and the Toxic Substance Control Act with respect to activities associated with extraction and energy production industries, especially the oil and gas industry. Furthermore, various items of legislation and rulemaking have been proposed that would regulate or prevent federal regulation of hydraulic fracturing on federally owned land. Proposed rulemaking from the EPA and OSHA, such as the proposed regulation relating to respirable silica sand, could increase USWS’ regulatory requirements, which could increase its costs of compliance or increase the costs of its services, thereby possibly having a material adverse impact on its business and results of operations.
If the EPA or another federal or state-level agency asserts jurisdiction over certain aspects of hydraulic fracturing operations, an additional level of regulation established at the federal or state level could lead to operational delays and increase USWS’ costs. The EPA recently issued a study of the potential impacts of hydraulic fracturing on drinking water and groundwater. The EPA report states that there is scientific evidence that hydraulic fracturing activities can impact drinking resources under some circumstances, and identifies certain conditions in which the EPA believes the impact of such activities on drinking water and groundwater can be more frequent or severe. The EPA study could spur further initiatives to regulate hydraulic fracturing under the SDWA or otherwise. Many regulatory and legislative bodies routinely evaluate the adequacy and effectiveness of laws and regulations affecting the oil and gas industry. As a result, state legislatures, state regulatory agencies and local municipalities may consider legislation, regulations or ordinances, respectively that could affect all aspects of the oil and natural gas industry and occasionally take action to restrict or further regulate hydraulic fracturing operations. At this time, it is not possible to estimate the potential impact on USWS’ business of these state and municipal actions or the enactment of additional federal or state legislation or regulations affecting hydraulic fracturing. Compliance, stricter regulations or the consequences of any failure to comply by USWS could have a material adverse effect on its business, financial condition, prospects and results of operations.
Many states in which USWS operate require the disclosure of some or all of the chemicals used in its hydraulic fracturing operations. Certain aspects of one or more of these chemicals may be considered proprietary by USWS or its chemical suppliers. Disclosure of USWS’ proprietary chemical information to third parties or to the public, even if inadvertent, could diminish the value of USWS’ trade secrets or those of its chemical suppliers and could result in competitive harm to it, which could have an adverse impact on its business, financial condition, prospects and results of operations.
USWS is also aware that some states, counties and municipalities have enacted or are considering moratoria on hydraulic fracturing. For example, New York and Vermont have banned or are in the process of banning the use of high volume hydraulic fracturing. Alternatively, some municipalities are or have considered zoning and other ordinances, the conditions of which could impose a de facto ban on drilling and/or hydraulic fracturing operations. Further, some states, counties and municipalities are closely examining water use issues, such as permit and disposal options for processed water, which could have a material adverse impact on USWS’ financial condition, prospects and results of operations if such additional permitting requirements are imposed upon its industry. Additionally, USWS’ business could be affected by a moratorium or increased regulation of companies in its supply chain, such as sand mining by its proppant suppliers, which could limit its access to supplies and increase the costs of its raw materials. At this time, it is not possible to estimate how these various restrictions could affect USWS’ ongoing operations.
If USWS is unable to fully protect its intellectual property rights, it may suffer a loss in its competitive advantage or market share.
USWS has been granted or has received notice of allowance for 15 patents and it has an additional 53 patents pending. If USWS is not able to maintain the confidentiality of its trade secrets, or if its competitors are able to replicate its technology or services, its competitive advantage would be diminished. USWS cannot assure you that any patents it may obtain in the future would provide it with any significant commercial benefit or would allow it to prevent its competitors from employing comparable technologies or processes.
USWS may be adversely affected by disputes regarding intellectual property rights of third parties.
Third parties from time to time may initiate litigation against USWS by asserting that the conduct of its business infringes, misappropriates or otherwise violates intellectual property rights. USWS may not prevail in any such legal proceedings related to such claims, and its products and services may be found to infringe, impair, misappropriate, dilute or otherwise violate the intellectual property rights of others. If USWS is sued for infringement and loses, it could be required to pay substantial damages and/or be enjoined from using or selling the infringing products or technology. Any legal proceeding concerning intellectual property could be protracted and costly regardless of the merits of any claim and is inherently unpredictable and could have a material adverse effect on USWS’ financial condition, regardless of its outcome.
If USWS was to discover that its technologies or products infringe valid intellectual property rights of third parties, it may need to obtain licenses from these parties or substantially re-engineer its products in order to avoid infringement. USWS may not be able to obtain the necessary licenses on acceptable terms, or at all, or be able to re-engineer its products successfully. If USWS’ inability to obtain required licenses for its technologies or products prevents it from selling its products that could adversely impact its financial condition and results of operations.
USWS may be subject to interruptions or failures in its information technology systems.
USWS relies on sophisticated information technology systems and infrastructure to support its business, including process control technology. Any of these systems may be susceptible to outages due to fire, floods, power loss, telecommunications failures, usage errors by employees, computer viruses, cyber-attacks or other security breaches, or similar events. The failure of any of USWS’ information technology systems may cause disruptions in its operations, which could adversely affect its sales and profitability.
USWS is subject to cyber security risks. A cyber incident could occur and result in information theft, data corruption, operational disruption and/or financial loss.
The oil and natural gas industry has become increasingly dependent on digital technologies to conduct certain processing activities. For example, USWS depends on digital technologies to perform many of its services and to process and record financial and operating data. At the same time, cyber incidents, including deliberate attacks, have increased. The U.S. government has issued public warnings that indicate that energy assets might be specific targets of cyber security threats. USWS’ technologies, systems and networks, and those of its vendors, suppliers and other business partners, may become the target of cyberattacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of proprietary and other information, or other disruption of business operations. In addition, certain cyber incidents, such as surveillance, may remain undetected for an extended period. USWS’ systems and insurance coverage for protecting against cyber security risks may not be sufficient. As cyber incidents continue to evolve, USWS will likely be required to expend additional resources to continue to modify or enhance its protective measures or to investigate and remediate any vulnerability to cyber incidents. USWS’ insurance coverage for cyberattacks may not be sufficient to cover all the losses it may experience as a result of such cyberattacks.
Changes in transportation regulations may increase USWS’ costs and negatively impact its results of operations.
USWS is subject to various transportation regulations including as a motor carrier by the U.S. Department of Transportation and by various federal, state and tribal agencies, whose regulations include certain permit requirements of highway and safety authorities. These regulatory authorities exercise broad powers over USWS’ trucking operations, generally governing such matters as the authorization to engage in motor carrier operations, safety, equipment testing, driver requirements and specifications and insurance requirements. The trucking industry is subject to possible regulatory and legislative changes that may impact USWS’ operations, such as changes in fuel emissions limits, hours of service regulations that govern the amount of time a driver may drive or work in any specific period and limits on vehicle weight and size. As the federal government continues to develop and propose regulations relating to fuel quality, engine efficiency and greenhouse gas emissions, USWS may experience an increase in costs related to truck purchases and maintenance, impairment of equipment productivity, a decrease in the residual value of vehicles, unpredictable fluctuations in fuel prices and an increase in operating expenses. Increased truck traffic may contribute to deteriorating road conditions in some areas where USWS’ operations are performed. USWS operations, including routing and weight restrictions, could be affected by road construction, road repairs, detours and state and local regulations and ordinances restricting access to certain roads. Proposals to increase federal, state or local taxes, including taxes on motor fuels, are also made from time to time, and any such increase would increase USWS’ operating costs. Also, state and local regulation of permitted routes and times on specific roadways could adversely affect USWS’ operations. USWS cannot predict whether, or in what form, any legislative or regulatory changes or municipal ordinances applicable to its logistics operations will be enacted and to what extent any such legislation or regulations could increase its costs or otherwise adversely affect its business or operations.
USWS may be unable to employ a sufficient number of key employees, technical personnel and other skilled or qualified workers. In addition, the absence or loss of certain key employees could adversely affect its business.
The delivery of USWS’ services and products requires personnel with specialized skills and experience who can perform physically demanding work. As a result of the volatility in the energy service industry and the demanding nature of the work, workers may choose to pursue employment with USWS’ competitors or in fields that offer a more desirable work environment. USWS’ ability to be productive and profitable will depend upon its ability to employ and retain skilled workers. If USWS is unable to retain or meet growing demand for skilled technical personnel, its operating results and its ability to execute its growth strategies may be adversely affected.

In addition, USWS’ ability to further expand its operations according to geographic demand for its services depends in part on its ability to relocate or increase the size of its skilled labor force. The demand for skilled workers in USWS’ areas of operations can be high, the supply may be limited and USWS may be unable to relocate its employees from areas of lower utilization to areas of higher demand. USWS is also subject to the Fair Labor Standards Act, which governs such matters as minimum wage, overtime and other working conditions. USWS’ services require skilled workers who can perform physically demanding work. A significant increase in the wages paid by competing employers could result in a reduction of USWS’ skilled labor force, increases in the wage rates that it must pay, or both. Further, a significant decrease in the wages paid by USWS or its competitors as a result of reduced industry demand could result in a reduction of the available skilled labor force, and there is no assurance that the availability of skilled labor will improve following a subsequent increase in demand for USWS’ services or an increase in wage rates. If any of these events were to occur, USWS’ capacity and profitability could be diminished and its growth potential could be impaired.
In addition, many key responsibilities within USWS’ business have been assigned to a small number of employees. The unexpected loss or unavailability of key members of management or technical personnel, in particular one or more members of USWS’ executive team, including its chief executive officer, chief financial officer, chief administrative officer and chief operating officer, may have a material adverse effect on USWS’ business, financial condition, prospects or results of operations. USWS does not have any written employment agreement with its executives at this time. Further, USWS does not maintain “key person” life insurance policies on any of its employees. As a result, USWS is not insured against any losses resulting from the death of its key employees.
USWS may be impacted by various employment-related costs and liabilities.
USWS’ operations are subject to, and exposed to, costs and liabilities associated with the retention of labor, including, without limitation, labor organizing and employee/employer liabilities and risks such as wrongful termination, discrimination, retaliation claims and general human resource related matters. Further, USWS’ operations are subject to federal, state, and local laws and regulations relating to, among other things, occupational health and safety and the Fair Labor Standards Act, which governs such matters as minimum wage, overtime and other working conditions. There may be costs that arise in the course of USWS’ efforts to comply with various current or future labor and employment related regulations.
USWS may be unable to maintain key employees, technical personnel and other skilled or qualified workers due to immigration enforcement action or related loss.
USWS requires full compliance with the Immigration Reform and Control Act of 1986 and other laws concerning immigration and the hiring of legally documented workers. USWS recognizes that foreign nationals may be a valuable source of talent, but that not all foreign nationals are authorized to work for U.S. companies immediately. In some cases, it may be necessary to obtain a required work authorization from the U.S. Department of Homeland Security or similar government agency prior to a foreign national working as an employee for USWS. Although USWS does not know of any issues with its employees, it could lose an employee or be subject to an enforcement action that may have a material adverse effect on its business, financial condition, prospects or results of operations.
Anti-indemnity provisions enacted by many states may restrict or prohibit a party’s indemnification of USWS.
USWS typically enters into agreements with its customers governing the provision of its services, which usually include certain indemnification provisions for losses resulting from operations. Such agreements may require each party to indemnify the other against certain claims regardless of the negligence or other fault of the indemnified party; however, many states place limitations on contractual indemnity agreements, particularly agreements that indemnify a party against the consequences of its own negligence. Furthermore, certain states, including Texas, New Mexico and Wyoming, have enacted statutes generally referred to as “oilfield anti-indemnity acts” expressly prohibiting certain indemnity agreements contained in or related to oilfield services agreements. Such anti-indemnity acts may restrict or void a party’s indemnification of USWS, which could have a material adverse effect on USWS’ business, financial condition, prospects and results of operations.

A terrorist attack or armed conflict could harm USWS’ business.
Terrorist activities, anti-terrorist efforts and other armed conflicts involving the United States could adversely affect the U.S. and global economies and could prevent USWS from meeting financial and other obligations. USWS could experience loss of business, delays or defaults in payments from payors or disruptions of fuel supplies and markets if wells, operations sites or other related facilities are direct targets or indirect casualties of an act of terror or war. Such activities could reduce the overall demand for oil and gas, which, in turn, could also reduce the demand for USWS’ products and services. Terrorist activities and the threat of potential terrorist activities and any resulting economic downturn could adversely affect USWS’ results of operations, impair its ability to raise capital or otherwise adversely impact its ability to realize certain business strategies.
USWS is exposed to the credit risk of its customers, and any material nonpayment or nonperformance by its customers could adversely affect its financial results.
USWS is subject to the risk of loss resulting from nonpayment or nonperformance by its customers, many of whose operations are concentrated solely in the domestic E&P industry which, as described above, is subject to volatility and, therefore, credit risk. USWS’ credit procedures and policies may not be adequate to fully reduce customer credit risk. If USWS is unable to adequately assess the creditworthiness of existing or future customers or unanticipated deterioration in their creditworthiness, any resulting increase in nonpayment or nonperformance by them and USWS’ inability to re-market or otherwise use USWS’ equipment could have a material adverse effect on USWS’ business, financial condition, prospects or results of operations.
USWS relies on a limited number of third parties for sand, proppant and chemicals, and delays in deliveries of such materials, increases in the cost of such materials or USWS’ contractual obligations to pay for materials that it ultimately does not require could harm its business, results of operations and financial condition.
USWS has established relationships with a limited number of suppliers of its raw materials (such as sand, proppant and chemicals). Should any of USWS’ current suppliers be unable to provide the necessary materials or otherwise fail to deliver the materials in a timely manner and in the quantities required, any resulting delays in the provision of services could have a material adverse effect on USWS’ business, results of operations and financial condition. Additionally, increasing costs of such materials may negatively impact demand for USWS’ services or the profitability of its business operations. In the past, USWS’ industry faced sporadic proppant shortages associated with hydraulic fracturing operations requiring work stoppages, which adversely impacted the operating results of several competitors. USWS may not be able to mitigate any future shortages of materials, including proppant. Furthermore, to the extent USWS’ contracts require them to purchase more materials, including proppant, than USWS ultimately requires, it may be forced to pay for the excess amount under “take or pay” contract provisions.
Delays or restrictions in obtaining permits by USWS for its operations or by USWS’ customers for their operations could impair USWS’ business.
In most states, USWS’ operations and the operations of its oil and natural gas producing customers require permits from one or more governmental agencies in order to perform drilling and completion activities, secure water rights, or other regulated activities. Such permits are typically issued by state agencies, but federal and local governmental permits may also be required. The requirements for such permits vary depending on the location where such regulated activities will be conducted. As with all governmental permitting processes, there is a degree of uncertainty as to whether a permit will be granted, the time it will take for a permit to be issued, and the conditions that may be imposed in connection with the granting of the permit. Therefore, USWS’ customers’ operations in certain areas of the United States may be interrupted or suspended for varying lengths of time, causing a loss of revenue to USWS and adversely affecting USWS’ results of operations in support of those customers.

Oil and natural gas companies’ operations using hydraulic fracturing are substantially dependent on the availability of water. Restrictions on the ability to obtain water for exploration and production activities and the disposal of flowback and produced water may impact their operations and have a corresponding adverse effect on USWS’ business, results of operations and financial condition.
Water is an essential component of shale oil and natural gas production during both the drilling and hydraulic fracturing processes. USWS’ oil and natural gas producing customers’ access to water to be used in these processes may be adversely affected due to reasons such as periods of extended drought, private, third party competition for water in localized areas or the implementation of local or state governmental programs to monitor or restrict the beneficial use of water subject to their jurisdiction for hydraulic fracturing to assure adequate local water supplies. The occurrence of these or similar developments may result in limitations being placed on allocations of water due to needs by third party businesses with more senior contractual or permitting rights to the water. USWS’ customers’ inability to locate or contractually acquire and sustain the receipt of sufficient amounts of water could adversely impact their exploration and production operations and have a corresponding adverse effect on USWS’ business, results of operations and financial condition.
Moreover, the imposition of new environmental regulations and other regulatory initiatives could include increased restrictions on USWS’ producing customers’ ability to dispose of flowback and produced water generated in hydraulic fracturing or other fluids resulting from exploration and production activities. Applicable laws, including the Federal Water Pollution Control Act, also known as the Clean Water Act, impose restrictions and strict controls regarding the discharge of pollutants into waters of the United States and require that permits or other approvals be obtained to discharge pollutants to such waters. In May 2015, the EPA released a final rule outlining its position on the federal jurisdictional reach over waters of the United States. This interpretation by the EPA may constitute an expansion of federal jurisdiction over waters of the United States. The rule was stayed nationwide by the U.S. Sixth Circuit Court of Appeals in October 2015 as that appellate court and several other courts ponder lawsuits opposing implementation of the rule. Litigation surrounding this rule is on-going. Additionally, regulations implemented under the Clean Water Act and similar state laws prohibit the discharge of produced water and sand, drilling fluids, drill cuttings and certain other substances related to the natural gas and oil industry into coastal waters. In June 2016, the EPA published final regulations prohibiting wastewater discharges from hydraulic fracturing and certain other natural gas operations to publicly-owned wastewater treatment plants. The Clean Water Act and analogous state laws provide for civil, criminal and administrative penalties for any unauthorized discharges of pollutants and unauthorized discharges of reportable quantities of oil and hazardous substances. Compliance with current and future environmental regulations and permit requirements governing the withdrawal, storage and use of surface water or groundwater necessary for hydraulic fracturing of wells and any inability to secure transportation and access to disposal wells with sufficient capacity to accept all of USWS’ flowback and produced water on economic terms may increase USWS’ customers’ operating costs and cause delays, interruptions or termination of USWS’ customers’ operations, the extent of which cannot be predicted.
Technology advancements in well service technologies, including those involving hydraulic fracturing, could have a material adverse effect on USWS’ business, financial condition and results of operations.
The hydraulic fracturing industry is characterized by rapid and significant technological advancements and introductions of new products and services using new technologies, some of which may be subject to patent or other intellectual property protections. As competitors and others use or develop new or comparable technologies in the future, USWS may lose market share or be placed at a competitive disadvantage. Further, USWS may face competitive pressure to develop, implement or acquire certain new technologies at a substantial cost. Some of USWS’ competitors may have greater financial, technical and personnel resources than it does, which may allow them to gain technological advantages or implement new technologies before USWS can. Additionally, USWS may be unable to implement new technologies or services at all, on a timely basis or at an acceptable cost. New technology could also make it easier for USWS’ customers to vertically integrate their operations, thereby reducing or eliminating the need for USWS’ services. Limits on USWS’ ability to effectively use or implement new technologies may have a material adverse effect on its business, financial condition and results of operations.

USWS may record losses or impairment charges related to idle assets or assets that it sells.
Prolonged periods of low utilization, changes in technology or the sale of assets below its carrying value may cause USWS to experience losses. These events could result in the recognition of impairment charges that negatively impact USWS’ financial results. Significant impairment charges as a result of a decline in market conditions or otherwise could have a material adverse effect on USWS’ results of operations in future periods.
USWS’ commitments under supply agreements could exceed its requirements.
USWS has purchase commitments with certain vendors to supply a majority of the proppant used in its operations. Some of these agreements are take-or-pay agreements with minimum purchase obligations. If demand for USWS’ hydraulic fracturing services decreases from current levels, demand for the raw materials and products it supplies as part of these services will also decrease. If demand decreases enough, USWS could have contractual minimum commitments that exceed the required amount of goods it needs to supply to its customers. In this instance, USWS could be required to purchase goods that it does not have a present need for, pay for goods that it does not take delivery of or pay prices in excess of market prices at the time of purchase.
Shortages or increases in the costs of products or equipment USWS uses in its operations or parts it uses in the manufacture of its equipment could adversely affect its operations in the future.
During periods in which fracturing services are in high demand, the availability of the key products used in our industry decreases and the price of such products increases. During such periods in the past, USWS has experienced delays in obtaining certain parts that it uses in fabricating and assembling its hydraulic fracturing units. USWS is dependent on a small number of suppliers for certain parts that are in high demand in its industry. USWS’ reliance on a small number of suppliers could increase the difficulty of obtaining such parts in the event of shortage of those parts in its industry.
Competition among oilfield service and equipment providers is affected by each provider’s reputation for safety and quality.
USWS’ activities are subject to a wide range of national, state and local occupational health and safety laws and regulations. In addition, customers maintain their own compliance and reporting requirements. Failure to comply with these health and safety laws and regulations, or failure to comply with USWS’ customers’ compliance or reporting requirements, could tarnish USWS’ reputation for safety and quality and have a material adverse effect on its competitive position.
Risks Related to MPAC and the Business Combination
Following the consummation of the Business Combination, our only significant assets will be the ownership of a majority, expected to be approximately 84.1%, of the limited liability company interest in USWS Holdings, and such ownership may not be sufficient to generate the funds necessary to meet our financial obligations or to pay any dividends on our Class A Common Stock.
Following the consummation of the Business Combination, we will have no direct operations and no significant assets other than the ownership of a majority, expected to be approximately 84.1%, of the limited liability company interests in USWS Holdings. We will depend on USWS Holdings and its subsidiaries, including USWS, for distributions, loans and other payments to generate the funds necessary to meet our financial obligations or to pay any dividends with respect to our Class A Common Stock. Subject to certain restrictions, USWS Holdings generally will be required to (i) make pro rata distributions to its members, including us, in an amount at least sufficient to enable us to pay our taxes and (ii) reimburse us for certain corporate and other overhead expenses. However, legal and contractual restrictions in agreements governing future indebtedness of USWS Holdings and its subsidiaries, including USWS, as well as the financial condition and operating requirements of USWS Holdings and its subsidiaries, including USWS, may limit our ability to obtain cash from USWS Holdings. The earnings from, or other available assets of, USWS Holdings and its subsidiaries, including USWS, may not be sufficient to enable us to satisfy our financial obligations or pay any dividends on our Class A Common Stock or. USWS Holdings will be classified as a partnership for U.S. federal income tax purposes and, as such, will not be subject to any entity-level U.S. federal income tax. Instead, taxable income will be allocated to holders of New USWS Units, including us. As a result, we generally will incur taxes on our allocable share of any net taxable income generated by USWS Holdings. Under the terms of the A&R USWS Holdings LLC Agreement, USWS Holdings will be obligated to make tax distributions to holders of its New USWS Units, including us, except to the extent such distributions would render USWS Holdings insolvent or are otherwise prohibited by law or the terms of any future financing agreement of USWS Holdings or its subsidiaries. In addition to our tax obligations, we will also incur expenses related to our operations and our interests in USWS Holdings, including costs and expenses of being a publicly traded company, all of which could be significant. To the extent that we require funds and USWS Holdings or its subsidiaries are restricted from making distributions under applicable law or regulation or under the terms of their financing arrangements, or are otherwise unable to provide such funds, it could materially adversely affect our liquidity and financial condition, including our ability to pay our income taxes when due.
Subsequent to the consummation of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.
Although we have conducted due diligence on USWS Holdings and its subsidiaries, we cannot assure you that this diligence revealed all material issues that may be present in the business of USWS Holdings and its subsidiaries, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our or USWS Holdings’ control will not later arise. As a result, we may be forced to later write-down or write-off assets, restructure our operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner or magnitude not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and may not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about us or our securities following the completion of the Business Combination. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.
We and USWS will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.
Uncertainty about the effect of the Business Combination on employees and third parties may have an adverse effect on us or USWS. These uncertainties may impair the ability of USWS to retain and motivate key personnel and could cause third parties that deal with USWS, including vendors and customers, to defer entering into contracts or making other decisions or seek to change existing business relationships. If employees depart because of uncertainty about their future roles and the potential complexities of the Business Combination, our business following the Business Combination could be harmed.
Our ability to successfully effect the Business Combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of USWS. The loss of such key personnel and our inability to hire and retain replacements could negatively impact our operations and profitability following the Business Combination.
Our ability to successfully effect the Business Combination and successfully operate the business is dependent upon the efforts of certain key personnel, including the senior management of USWS. While we have determined which individuals we wish to retain with us and USWS following the Business Combination, and have entered into employment agreements with certain executives to be effective at Closing, our assessment of these individuals may not prove to be correct. These individuals may be unfamiliar with the requirements of operating a public company, which could cause us to have to expend time and resources helping them become familiar with such requirements.

Upon Closing, we expect to have a significant amount of cash, and our management will have broad discretion over the use of that cash. We may use our cash in ways that stockholders may not approve.
Upon Closing, we expect to have a significant amount of cash. See the section entitled “Capitalization” for information regarding our pro forma cash under the scenarios described in that section. Our cash balance at closing would be even greater if Crestview exercises, in whole or in part, its option under the Crestview Subscription Agreement to purchase up to an additional 10,000,000 shares of Class A Common Stock for $10.00 per share. We currently expect that the cash we have upon Closing will be used to fund growth capital expenditures and working capital requirements, but our new board of directors and management team will have broad discretion over the use of our cash. Actual uses of cash could be affected by a variety of factors and could differ substantially from current expectations. We may use our cash in ways that do not contribute to the growth of our business, improve our operating results or enhance the value of our common stock or in other ways that our stockholders may not approve. For example, we could pay cash dividend and distributions to holders of shares of Class A Common Stock and New USWS Units or use cash to repurchase shares of Class A Common or New USWS Units or redeem or repurchase our warrants. Additionally, although we expect that our cash would be invested in liquid, highly-rated government or other securities pending its use for other purposes, we will be subject to investment risks, including unfavorable returns or losses on investments of our cash.
Our Sponsor, officers and directors have agreed to vote in favor of the Business Combination, regardless of how our public stockholders vote.
Unlike many other blank check companies in which the founders agree to vote their founder shares in accordance with the majority of the votes cast by their public stockholders in connection with an Initial Business Combination, our Sponsor, officers and directors have agreed to vote any shares of Class A Common Stock and Class F Common Stock owned by them in favor of the Business Combination. As of the date hereof, the founder shares owned by our Sponsor represent 20% of our issued and outstanding shares of Class A Common Stock and Class F Common Stock in the aggregate. Accordingly, it is more likely that the necessary stockholder approval will be received for the Business Combination than would be the case if our Sponsor, officers and directors agreed to vote any shares of Class A Common Stock and Class F Common Stock owned by them in accordance with the majority of the votes cast by our public stockholders.
Our Sponsor, members of our board of directors and our officers have interests in the Business Combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other Proposals described in this proxy statement.
When considering our board of directors’ recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that our Sponsor, members of our board of directors and our officers have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:
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the fact that our Sponsor holds private placement warrants that would expire worthless if a business combination is not consummated;

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the fact that our Sponsor, officers and directors have agreed not to redeem any shares of Class A Common Stock and Class F common stock held by them in connection with a stockholder vote to approve the Business Combination;

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the fact that our Sponsor paid an aggregate of  $25,000 for its founder shares, which will have a significantly higher value at the time of the Business Combination;

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the fact that our officers and directors collectively own approximately 74% of the equity interests in our Sponsor and, therefore, indirectly have a significant economic interest in the private placement warrants and founder shares held by our Sponsor;

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the fact that David L. Treadwell, a member of our board of directors, was a member of the board of managers of USWS Holdings until May 2018 and owns Existing USWS Units for which he will receive at Closing, as a Non-Blocker USWS Member, 71,841 New USWS Units and the same number of shares of Class B Common Stock;

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the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an Initial Business Combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

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the continuation of David J. Matlin and David L. Treadwell as directors of MPAC following the Closing;

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the fact that our Sponsor, officers and directors may not participate in the formation of, or become a director or officer of, any other blank check company until we have entered into a definitive agreement regarding an Initial Business Combination or fail to complete an Initial Business Combination by March 15, 2019;

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the fact that our Sponsor will lose its entire investment in us if an Initial Business Combination is not completed; and

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the fact that MPAC is, and after the Closing will be, party to a registration rights agreement with our Sponsor which provides registration rights to our Sponsor.

Our Sponsor holds a significant number of shares of our voting stock and warrants. It will lose its entire investment in us if we do not complete an Initial Business Combination.
Our Sponsor holds all of our 8,125,000 founder shares, representing 20% of the total outstanding shares upon completion of our IPO. The founder shares will be worthless if we do not complete an Initial Business Combination by March 15, 2019. In addition, our Sponsor holds 14,500,000 private placement warrants that also will be worthless if we do not complete an Initial Business Combination by March 15, 2019.
The founder shares are identical to the shares of Class A Common Stock included in the units, except that (i) the founder shares and the shares of Class A Common Stock into which the founder shares convert upon an Initial Business Combination are subject to certain transfer restrictions, (ii) our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed (a) to waive their redemption rights with respect to their founder shares and public shares owned in connection with the completion of an Initial Business Combination and (b) to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if we fail to complete an Initial Business Combination by March 15, 2019 (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete an Initial Business Combination by March 15, 2019) and (iii) the founder shares are automatically convertible into shares of our Class A Common Stock at the time of an Initial Business Combination, as described herein.
The personal and financial interests of our Sponsor, officers and directors may have influenced their motivation in identifying and selecting USWS Holdings, completing the Business Combination with USWS Holdings and influencing the operation of MPAC following the Business Combination.
We will incur significant transaction costs in connection with the Business Combination.
We have incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination. All expenses incurred by MPAC and USWS Holdings in connection with the Merger and Contribution Agreement and the Business Combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, generally will be for the account of the party incurring such fees if the Business Combination is not completed. However, if the

Business Combination is completed, we, directly or through USWS Holdings, will pay all such expenses and costs incurred by USWS Holdings. Our transaction costs as a result of the Business Combination are currently estimated at approximately $25.5 million, including approximately $10.3 million in deferred underwriting commissions to the underwriters of our IPO.
The unaudited pro forma condensed consolidated combined financial information included in this proxy statement may not be indicative of what our actual financial position or results of operations would have been.
The unaudited pro forma condensed consolidated combined financial information for MPAC giving effect to the Business Combination and certain other transactions in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Business Combination and such other transactions been completed on the dates indicated. See “Unaudited Pro Forma Condensed Consolidated Combined Financial Information of MPAC.”
USWS’ financial projections are based on various assumptions that may not prove to be correct.
The unaudited financial projections of USWS set forth in the forecasts included under “Proposal No. 1 — The Business Combination Proposal — Unaudited Financial Projections of USWS” were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. In the view of USWS’ management, the financial projections were prepared on a reasonable basis, reflected the best currently available estimates and judgments of USWS and presented, to the best of their knowledge and belief, the expected course of action and the expected future financial performance of USWS. However, the financial projections are not fact. Further, none of the unaudited financial projections reflect any impact of the proposed transaction and have not been updated since the date of preparation.
None of MPAC’s or USWS’ independent auditors, nor any other independent auditors, have compiled, examined or performed any procedures with respect to the unaudited financial projections contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for the financial projections.
The unaudited financial projections were prepared solely for internal use to assist in the evaluation of the Business Combination. Such projections are inherently subjective in nature, though considered reasonable by the management of USWS as of the date such projections were prepared, and are susceptible to interpretation and, accordingly, contemplated results may not be achieved. While presented with numerical specificity, the unaudited financial projections reflect numerous estimates and assumptions with respect to future industry performance under various industry scenarios as well as assumptions for competition, general business, economic, market and financial conditions and matters specific to the business of USWS, all of which are difficult to predict and many of which are beyond the preparing parties’ control. Accordingly, there can be no assurance that the assumptions made in preparing any particular projection will prove accurate. There will be differences between actual and forecasted results, and the differences may be material. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased due to the length of time over which these assumptions apply. In light of the foregoing factors and the uncertainties inherent in the unaudited financial projections, the MPAC stockholders are cautioned not to place undue reliance on the unaudited financial projections and the inclusion of the unaudited financial projections in this proxy statement should not be regarded as a representation by any person that the results contained therein will be achieved.
We may waive one or more of the conditions to the Business Combination.
We may agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the Business Combination, to the extent permitted by our Charter, bylaws and applicable laws. For example, it is a condition to our obligation to close the Business Combination that there be no breach of USWS’ representations and warranties as of the Closing Date that would reasonably be expected to have a material adverse effect (as defined in the Merger and Contribution Agreement) on USWS Holdings. However, our board of directors determines may elect to waive that condition and close the Business Combination if it determines that it is advisable to do so. We are not able to waive the condition that our stockholders approve the Business Combination.

If we are unable to complete an Initial Business Combination on or prior to March 15, 2019, our public stockholders may receive only approximately $10.00 per share on the liquidation of our Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that our Sponsor is unable to indemnify), and our warrants will expire worthless.
If we are unable to complete an Initial Business Combination on or prior to March 15, 2019, our public stockholders may receive only approximately $10.00 per share on the liquidation of our Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that our Sponsor is unable to indemnify (as described below)), and our warrants will expire worthless.
If third parties bring claims against us, the proceeds held in our Trust Account could be reduced and the per share redemption amount received by stockholders may be less than $10.00 per share.
Our placing of funds in our Trust Account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers (other than our independent auditors), prospective target businesses, including USWS, or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in our Trust Account for the benefit of our public stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against our Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in our Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in our Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative.
Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against our Trust Account for any reason. Upon redemption of our public shares, if we are unable to complete the Initial Business Combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with the Business Combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption.
Accordingly, the per share redemption amount received by public stockholders could be less than the $10.00 per share initially held in our Trust Account, due to claims of such creditors. Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in our Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in our Trust Account as of the date of the liquidation of our Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our Sponsor has sufficient funds to satisfy their indemnity obligations and believe that our Sponsor’s only assets are securities of our company and, therefore, our Sponsor may not be able to satisfy those obligations. We have not asked our Sponsor to reserve for such eventuality.

Our directors may decide not to enforce the indemnification obligations of our Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our public stockholders.
In the event that the proceeds in the Trust Account are reduced below the lesser of  (i) $10.00 per public share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and our Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations.
While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.00 per share.
If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and we and our board of directors may be exposed to claims of punitive damages.
If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors.
If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.
Even if we consummate the Business Combination, there is no guarantee that the public warrants will be in the money at the time they become exercisable, and they may expire worthless.
The exercise price for our warrants is $5.75 per one-half of a share of Class A Common Stock, or $11.50 per share of Class A Common Stock. There is no guarantee that the public warrants will be in the money following the time they become exercisable and prior to their expiration, and as such, the warrants may expire worthless.
We have not registered the shares of Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise its warrants, thus precluding such investor from being able to exercise its warrants except on a cashless basis and potentially causing such warrants to expire worthless.
We have not registered the shares of Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time. However, under the terms of the warrant agreement, we have agreed, as soon as practicable, but in no event later than 15 business days after the closing of the Initial Business Combination, to use our best efforts to file a registration statement under the Securities Act covering such shares and maintain a current prospectus relating to the Class A Common Stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in such registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the shares issuable upon exercise of the warrants are not registered under the Securities Act, we will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption is available. Notwithstanding the above, if our Class A Common Stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In no event will we be required to net cash settle any warrant, or issue securities or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under applicable state securities laws. If the issuance of the shares upon exercise of the warrants is not so registered or qualified or exempt from registration or qualification, the holder of such warrant shall not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the shares of Class A Common Stock included in the units. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying shares of Class A Common Stock for sale under all applicable state securities laws.
We may amend the terms of the warrants in a manner that may be adverse to holders with the approval by the holders of at least 65% of the then outstanding public warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of shares of our Class A Common Stock purchasable upon exercise of a warrant could be decreased, all without your approval.
Our warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the public warrants in a manner adverse to a holder if holders of at least 65% of the then outstanding public warrants approve of such amendment. Although our ability to amend the terms of the public warrants with the consent of at least 65% of the then outstanding public warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of shares of our Class A Common Stock purchasable upon exercise of a warrant.
We may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making their warrants worthless.
We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of  $0.01 per warrant, provided that the last reported sales price of our Class A Common Stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date we send the notice of redemption to the warrant holders. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force the warrant holders (i) to exercise their warrants and pay the exercise price therefor at a time when it may be disadvantageous for them to do so, (ii) to sell their warrants at the then-current market price when they might otherwise wish to hold their warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of their warrants. None of the private placement warrants will be redeemable by us so long as they are held by our Sponsor or its permitted transferees.
Because certain of our shares of Class A Common Stock and warrants currently trade as units consisting of one share of Class A Common Stock and one warrant to purchase one-half of one share of Class A Common Stock, the units may be worth less than units of other blank check companies.
Certain of our shares of Class A Common Stock and warrants currently trade as units consisting of one share of Class A Common Stock and one warrant to purchase one-half of one share of Class A Common Stock. The warrants may only be exercised for a whole number of shares of Class A Common Stock. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the public warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of Class A Common Stock to be issued to the warrant holder. As a result, public warrant holders who did not purchase an even number of units or warrants must sell any odd number of warrants in order to obtain any value from the fractional interest that will not be issued. This is different from other companies similar to ours whose units include one share of common stock and one warrant to purchase one whole share. This unit structure may cause our units to be worth less than if they included a warrant to purchase one whole share.
Warrants will become exercisable for shares of our Class A Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.
We issued 32,500,000 public warrants as part of our IPO, and, prior to our IPO, we issued an aggregate of 15,500,000 private placement warrants to our Sponsor and Cantor, certain of which are required to be transferred to Crestview pursuant to the Crestview Subscription Agreement. Each warrant issued is exercisable to purchase one-half of one share of Class A Common Stock for $5.75 per half share, or $11.50 per whole share. To the extent such warrants are exercised, additional shares of our Class A Common Stock will be issued, which will result in dilution to the then existing holders of our Class A Common Stock and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our Class A Common Stock.
The private placement warrants are identical to the warrants sold as part of the units issued in our IPO, except that, so long as they are held by our Sponsor, Cantor or their permitted transferees, (i) they will not be redeemable by us, (ii) they (including the Class A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor or Cantor until 30 days after the completion of an Initial Business Combination and (iii) they may be exercised by the holders for cash or on a cashless basis.
A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.
Following the Business Combination, the price of our securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of our securities after the Business Combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

A significant portion of our total outstanding shares are restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of our Class A Common Stock to drop significantly, even if our business is doing well.
Sales of a substantial number of shares of Class A Common Stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our Class A Common Stock. After the Business Combination (based on the assumptions described under “Certain Defined Terms”):
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Our Sponsor will own 6,125,000 shares of Class A Common Stock, representing the shares issued at Closing upon the conversion of the founder shares (other than those canceled pursuant to the terms of the Sponsor Agreement). These shares will be subject to restrictions on transfer under the terms of a letter agreement entered into at the time of the IPO and under the terms of the Sponsor Agreement. For a description of these transfer restrictions, see “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Sponsor Agreement.”

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The Blocker Stockholders and the Non-Blocker USWS Members will own, or have the right to acquire upon exchange of New USWS Units, 27,400,000 shares of Class A Common Stock. These shares will be subject to restrictions on transfer under the terms of the A&R Registration Rights Agreement. For a description of these transfer restrictions, see “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Amended and Restated Registration Rights Agreement.”

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Crestview will own 9,900,000 shares of Class A Common Stock, and it could own up to an additional 20,350,000 shares of Class A Common Stock if it exercises its option under the Crestview Subscription Agreement and purchases shares pursuant to its backstop commitment under the Crestview Subscription Agreement. These shares will not be subject to restrictions on transfer other than restrictions under securities laws prior to effectiveness of the shelf registration statement described below.

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The PIPE Investors will own an aggregate of 4,500,000 shares of Class A Common Stock. These shares will not be subject to restrictions on transfer other than restrictions under securities laws prior to effectiveness of the shelf registration statement described below.

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Our Sponsor, Cantor and Crestview will own private placement warrants exercisable for an aggregate of 7,750,000 shares of Class A Common Stock. These shares, if purchased by the exercise of the private placement warrants, will not be subject to restrictions on transfer other than restrictions under securities laws prior to effectiveness of the shelf registration statement described below.

Pursuant to the A&R Registration Rights Agreement and the PIPE Subscription Agreements, we will file a registration statement registering for resale all of the shares of Class A Common Stock described above within 30 days after the Closing Date.
If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.
If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of our securities may decline following Closing. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Merger and Contribution Agreement was announced, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination.
In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for the equity securities of USWS, and trading in the shares of our Class A Common Stock has not been active. Accordingly, the valuation ascribed to USWS and our Class A Common Stock in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.
Factors affecting the trading price of our securities following the Business Combination may include:
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actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

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changes in the market’s expectations about our operating results;

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prices, and expectations about future prices, for oil and natural gas;

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the supply of and demand for hydraulic fracturing and other oilfield services and equipment in the United States;

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success of our competitors;

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our operating results failing to meet the expectation of securities analysts or investors in a particular period;

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changes in financial estimates and recommendations by securities analysts concerning MPAC or the market in general;

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operating and stock price performance of other companies that investors deem comparable to MPAC;

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changes in laws and regulations affecting our business;

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geopolitical developments and political instability in oil and natural gas producing countries;

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commencement of, or involvement in, litigation involving MPAC;

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changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

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the volume of shares of our Class A Common Stock available for public sale;

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any major change in our board of directors or management;

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sales of substantial amounts of Class A Common Stock by our directors, executive officers or significant stockholders or the perception that such sales could occur; and

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general economic and political conditions such as recessions, interest rates, commodity prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to MPAC following the Business Combination could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.
Following the Business Combination, if securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our Class A Common Stock adversely, the price and trading volume of our Class A Common Stock could decline.
The trading market for our Class A Common Stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. If any of the analysts who may cover MPAC following the Business Combination change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our Class A Common Stock would likely decline. If any analyst who may cover MPAC following the Business Combination were to cease their coverage or fail to regularly publish reports on us, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.
Activities taken by affiliates of MPAC to purchase, directly or indirectly, public shares of our Class A Common Stock will increase the likelihood of approval of the Business Combination Proposal and the other Proposals and may affect the market price of our securities.
Our Sponsor, directors, officers, advisors or their affiliates may purchase shares in privately negotiated transactions either prior to or following the consummation of the Business Combination. None of our Sponsor, directors, officers, advisors or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although none of our Sponsor, directors, officers, advisors or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.
If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and the other Proposals and would likely increase the chances that such Proposals would be approved. If the market does not view the Business Combination positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of our securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of our securities.
As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by MPAC or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or the other Proposals.
Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations.
We are subject to laws, regulations and rules enacted by national, regional and local governments and Nasdaq. In particular, we are required to comply with certain SEC, Nasdaq and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations and rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations and rules, as interpreted and applied, could have a material adverse effect on our business and results of operations.
The recently passed comprehensive tax reform bill could adversely affect our business and financial condition.
On December 22, 2017, President Trump signed into law the final version of the tax reform bill commonly known as the “Tax Cuts and Jobs Act,” or the TCJA, that significantly reforms the Internal Revenue Code of 1986, as amended (the “Code”). The TCJA, among other things, contains significant changes to corporate taxation, including a permanent reduction of the corporate income tax rate, a partial limitation on the deductibility of business interest expense, a limitation of the deduction for net operating loss carryforwards to 80% of current year taxable income, an indefinite net operating loss carryforward, immediate deductions for certain new investments instead of deductions for depreciation expense over time, and the modification or repeal of many business deductions and credits. We continue to examine the impact this tax reform legislation may have on our business. Notwithstanding the reduction in the corporate income tax rate, the overall impact of the TCJA is uncertain and our business and financial condition could be adversely affected. The impact of this tax reform on holders of our Class A Common Stock is also uncertain and could be adverse.
There can be no assurance that our Class A Common Stock that will be issued in connection with the Business Combination will be approved for listing on Nasdaq following the Closing, or that we will be able to comply with the continued listing standards of Nasdaq.
Our Class A Common Stock, public units and public warrants are currently listed on Nasdaq. Our continued eligibility for listing, and the approval of the Class A Common Stock to be issued in connection with the Business Combination for listing, may depend on, among other things, the number of our shares that are redeemed. If, after the Business Combination, Nasdaq delists our Class A Common Stock from trading on its exchange for failure to meet the listing standards, we and our stockholders could face significant material adverse consequences including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity for our securities;

•
a determination that our Class A Common Stock is a “penny stock,” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Class A Common Stock, units and public warrants are listed on Nasdaq, they are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.
Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.
We will be subject to income taxes in the United States, and our domestic tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:
•
changes in the valuation of our deferred tax assets and liabilities;

•
expected timing and amount of the release of any tax valuation allowances;

•
tax effects of stock-based compensation;

•
costs related to intercompany restructurings;

•
changes in tax laws, regulations or interpretations thereof; and

•
lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other transaction taxes by U.S. federal and state authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.
The JOBS Act permits “emerging growth companies” like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.
We qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, we take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. As a result, our stockholders may not have access to certain information they deem important. We will remain an emerging growth company until the earliest of  (i) the last day of the fiscal year (a) following March 15, 2022, the fifth anniversary of our IPO, (b) in which we have total annual gross revenue of at least $1.07 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A Common Stock that is held by non-affiliates exceeds $700 million as of the last business day of our prior second fiscal quarter, or (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.
In addition, Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as it is an emerging growth company. An emerging growth company can, therefore, delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.
We cannot predict if investors will find our Class A Common Stock less attractive because we will rely on these exemptions. If some investors find our Class A Common Stock less attractive as a result, there may be a less active trading market for our Class A Common Stock and our stock price may be more volatile.
Unlike some other blank check companies, MPAC does not have a specified maximum redemption threshold. The absence of such a redemption threshold will make it easier for us to consummate the Business Combination even if a substantial number of our stockholders redeem.
Unlike some other blank check companies, MPAC has no specified maximum redemption threshold, except that we will not redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Some other blank check companies’ structure disallows the consummation of a business combination if the holders of such a company’s public shares elect to redeem or convert more than a specified percentage of the shares sold in its initial public offering. Because we have no such maximum redemption threshold, we may be able to consummate the Business Combination even though a substantial number of our public stockholders have redeemed their shares.

Risks Related to the Redemption
There is no guarantee that a stockholder’s decision whether to redeem their shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.
We can give no assurance as to the price at which a stockholder may be able to sell its public shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any Initial Business Combination, including the Business Combination, may cause an increase in our share price, and may result in a lower value realized now than a stockholder of MPAC might realize in the future had the stockholder redeemed its shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any Initial Business Combination, including the Business Combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price described in this proxy statement. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
If our stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of Class A Common Stock for a pro rata portion of the funds held in the Trust Account.
In order to exercise their redemption rights, holders of public shares are required to submit a request in writing and deliver their stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. Stockholders electing to redeem their shares will receive their pro rata portion of the amount on deposit in the Trust Account (including interest not previously released to us to pay our franchise and income taxes), calculated as of two business days prior to the anticipated consummation of the Business Combination. See the section entitled “Special Meeting in lieu of 2018 Annual Meeting of MPAC Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights.
Stockholders of MPAC who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline.
Public stockholders who wish to redeem their shares for a pro rata portion of the Trust Account must, among other things, as fully described in the section entitled “Special Meeting in lieu of 2018 Annual Meeting of MPAC Stockholders — Redemption Rights,” tender their certificates to our transfer agent or deliver their shares to the transfer agent electronically through the DTC prior to 5:00 p.m., Eastern Time, on            , 2018. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
In addition, holders of outstanding units of MPAC must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
COMBINED FINANCIAL INFORMATION OF MPAC
The unaudited pro forma condensed consolidated combined statements of operations of MPAC for the three months ended March 31, 2018 and for the year ended December 31, 2017 combine the historical statements of operations of MPAC and the historical consolidated statements of operations of USWS, giving effect to the following transactions (for purposes of this section, collectively, the “Transactions”) as if they had been consummated on January 1, 2017, the beginning of the earliest period presented:
•
USWS’ out-of-court debt restructuring in February 2017 (the “Restructuring”), which resulted in a significant reduction in its debt and a new basis of accounting in accordance with USWS’ election to apply pushdown accounting.

•
Crestview’s purchase from MPAC, for an aggregate purchase price of  $90,000,000, 9,000,000 shares of Class A Common Stock and an additional 900,000 shares of Class A Common Stock related to Crestview’s agreement to provide a $90,000,000 backstop commitment pursuant to the Crestview Subscription Agreement.

•
The purchase from MPAC of 4,500,000 shares of Class A Common Stock for a purchase price of $10.00 per share by the PIPE Investors pursuant to the PIPE Subscription Agreements.

•
The merger of each Blocker Company with and into MPAC (collectively, the “Blocker Merger”), whereupon the separate existence of each Blocker Company will cease, and MPAC will continue as the surviving entity of the Blocker Merger. Pursuant to the Blocker Merger, the outstanding equity interests of the Blocker Companies will be converted into the right to receive, and MPAC will issue to the Blocker Stockholders, a number of shares of Class A Common Stock determined in accordance with the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, plus cash in lieu of any fractional share of Class A Common Stock. Based on the assumptions described in the section entitled “Certain Defined Terms,” 14,459,892 shares of Class A Common Stock would be issued to the Blocker Stockholders pursuant to the Blocker Merger. As result of the Blocker Merger, immediately after the effective time of the Blocker Merger, MPAC will own the Existing USWS Units previously owned by the Blocker Companies (the “MPAC Acquired Existing USWS Units”).

•
Immediately after the effective time of the Blocker Merger, MPAC will contribute to Merger Sub (the “MPAC Contribution”), as a capital contribution in respect of the Merger Sub Interests, (i) all of its available funds, other than cash required to pay certain expenses of MPAC incurred in connection with the Business Combination, (ii) the number of shares of Class B Common Stock to be issued to the Non-Blocker USWS Members pursuant to the USWS Merger and (iii) 650,000 shares of Class A Common Stock to be delivered to the current Chief Executive Officer of USWS Holdings in satisfaction of a portion of a “change in control” bonus he will be entitled to receive at Closing as described in this proxy statement.

•
Immediately after the MPAC Contribution, Merger Sub will be merged with and into USWS Holdings (the “USWS Merger”), whereupon the separate limited liability company existence of Merger Sub will cease and USWS Holdings will continue as the surviving limited liability company of the USWS Merger. Pursuant to the USWS Merger:

•
All of the outstanding Existing USWS Units (other than the MPAC Acquired Existing USWS Units) will be converted into the right to receive, and USWS will issue to the Non-Blocker USWS Members, a number of New USWS Units, and an equal number of shares of Class B Common Stock, determined in accordance with the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, plus cash in lieu of any fractional New USWS Unit and share of Class B Common Stock. Based on the assumptions described in the section entitled “Certain Defined Terms,” 12,940,108 New USWS Units and 12,940,108 shares of Class B Common Stock would be issued to the Non-Blocker USWS Members pursuant to the USWS Merger.

•
The MPAC Acquired Existing USWS Units and the Merger Sub Interests together will be converted into the right to receive, and USWS Holdings will issue to MPAC, (i) a number of New USWS Units equal to the number of shares of Class A Common Stock that will be outstanding immediately after Closing and (ii) warrants to purchase a number of New USWS Units equal to the number of shares of Class A Common Stock that will be issuable upon exercise of the public warrants and private placement warrants that will be outstanding immediately after Closing. Based on the assumptions described in the section entitled “Certain Defined Terms,” 68,664,892 New USWS Units and warrants to purchase 24,000,000 New USWS Units would be issued to MPAC pursuant to the USWS Merger.

•
The repayment of the senior term loans and revolving credit facility of USWS.

The unaudited pro forma condensed consolidated combined balance sheet of MPAC as of March 31, 2018 combines the historical condensed balance sheet of MPAC and the historical condensed consolidated balance sheet of USWS, giving effect to the Transactions as if they had been consummated on March 31, 2018.
The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed consolidated combined financial statements to give pro forma effect to events that are: (i) directly attributable to the Transactions; (ii) factually supportable; and (iii) with respect to the statement of operations, expected to have a continuing impact on MPAC’s results following the completion of the Business Combination.
The unaudited pro forma condensed consolidated combined financial statements have been developed from and should be read in conjunction with:
•
the accompanying notes to the unaudited pro forma condensed consolidated combined financial statements;

•
the historical audited and unaudited financial statements of MPAC included elsewhere in this proxy statement;

•
the historical audited and unaudited consolidated financial statements of USWS included elsewhere in this proxy statement; and

•
other information relating to MPAC and USWS contained in this proxy statement.

Under the Charter, public stockholders have the right to redeem, upon the closing of the business combination, shares of Class A Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the business combination) in the Trust Account. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of March 31, 2018 of approximately $327.3 million, the estimated per share redemption price would have been approximately $10.07.
The unaudited pro forma condensed consolidated combined financial statements presents two redemption scenarios as follows:
•
Assuming No Redemptions:   This scenario assumes that no shares of Class A Common Stock are redeemed and, consequently, that no shares of Class A Common Stock are purchased by Crestview pursuant to its backstop commitment under the Crestview Subscription Agreement.

•
Assuming Maximum Redemptions:   This scenario assumes that approximately 27.0 million shares of Class A Common Stock are redeemed, resulting in: (i) an aggregate payment of approximately $272.3 million out of the Trust Account to redeeming public stockholders, (ii) the purchase of 10.35 million shares of Class A Common Stock (including 9.0 million Backstop Shares and 1.35 million Drawn Shares) by Crestview pursuant to its backstop commitment under the Crestview Subscription Agreement, for aggregate proceeds of  $90.0 million, (iii) the cancelation of 3,584,677 founder shares pursuant to the Sponsor Agreement (after adjustments related to the issuance of Drawn Shares to Crestview and MPAC’s available funds at Closing being less than $325 million), with the remaining 4,540,323 founder shares converting into the same number of shares of Class A Common Stock at Closing, and (iv) the issuance to the Blocker Stockholders and the Non-Blocker USWS Members of 27,025,000 combined shares of Class A Common Stock and New USWS Units (together with one share of Class B Common Stock for each such New USWS Unit) pursuant to the Merger and Contribution Agreement (after adjustment related to the issuance of Drawn Shares to Crestview), consisting of 14,289,398 shares of Class A Common Stock issued to the Blocker Stockholders and 12,735,602 New USWS Units and shares of Class B Common Stock issued to the Non-Blocker Company Members. This redemption is the maximum redemption whereby MPAC believes it will be able to satisfy the conditions in the Merger and Contribution Agreement, including the condition that MPAC’s available funds at Closing are at least $280.0 million (the “minimum cash condition”). If the aggregate cash MPAC would be required to pay for all shares of Class A Common Stock that are validly submitted for redemption results in the failure of the minimum cash condition and such condition is not waived by the applicable parties, MPAC will not complete the Business Combination or redeem any shares, and all shares of Class A Common Stock submitted for redemption will be returned to the holders thereof.
Pursuant to the Crestview Subscription Agreement, MPAC granted to Crestview an option to purchase up to an additional 10.0 million shares of Class A Common Stock from MPAC at a purchase price of $10.00 per share. The option may be exercised by Crestview, in whole or in part, on or before the second business day prior to Closing. The unaudited pro forma condensed consolidated combined financial statements assume that the option is not exercised and terminates by its terms prior to Closing.
The unaudited pro forma condensed consolidated combined financial statements have been prepared on the basis that the acquisition of the USWS under the Merger and Contribution Agreement has been accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, MPAC will be treated as the acquired company and USWS will be treated as the acquirer for financial reporting purposes.
Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed consolidated combined financial statements are described in the accompanying notes. The unaudited pro forma condensed consolidated combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination and the other related transactions contemplated by the Merger and Contribution Agreement occurred on the dates indicated. Further, the unaudited pro forma condensed consolidated combined financial statements do not purport to project the future operating results or financial position of MPAC following the completion of the Business Combination and the other related Transactions. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed consolidated combined financial statements and are subject to change as additional information becomes available and analyses are performed.

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet
As of March 31, 2018
(in thousands)
	MPAC(A)	USWS(B)	Assuming No Redemptions into Cash		Assuming Maximum Redemptions into Cash
			Pro Forma Adjustments	Pro Forma Balance Sheet	Pro Forma Adjustments	Pro Forma Balance Sheet
ASSETS:
Cash and cash equivalents	$483	$19,586	$214,437(C)	$234,506	$(182,260)(O)	$52,246
Restricted cash	—	503	—	503	—	503
Accounts receivable, net	—	90,068	—	90,068	—	90,068
Inventory, net	—	12,179	—	12,179	—	12,179
Prepaids and other current assets	79	13,897	—	13,976	—	13,976
Total current assets	$562	$136,233	$214,437	$351,232	$(182,260)	$168,972
Property and equipment, net	—	234,864	—	234,864	—	234,864
Intangible assets, net	—	34,186	—	34,186	—	34,186
Goodwill	—	4,971	—	4,971	—	4,971
Deferred financing costs, net	—	8,259	(8,259)(D)	—	—	—
Investments and cash held in Trust Account	327,260	—	(327,260)(E)	—	—	—
Total assets	$327,822	$418,513	$(121,082)	$625,253	$(182,260)	$442,993
LIABILITIES AND MEMBERS’ EQUITY:
Accounts payable	$129	$104,399	$—	$104,528	$—	$104,528
Accrued expenses and other current liabilities	—	13,521	(1,517)(D)	12,004	—	12,004
Due to affiliate	50	—	—	50	—	50
Franchise taxes payable	13	—	—	13	—	13
Notes payable, current portion	—	1,833	—	1,833	—	1,833
Current portion of long-term debt	—	19,180	—	19,180	—	19,180
Current portion of long-term capital lease obligation	—	9,742	—	9,742	—	9,742
Current portion of long-term debt from related party	—	6,839	(6,839)(D)	—	—	—
Total current liabilities	192	155,514	(8,356)	147,350	—	147,350
Deferred underwriting commissions	10,250	—	(10,250)(F)	—	—	—
Notes payable, less current portion	—	223	—	223	—	223
Long-term debt	—	3,836	—	3,836	—	3,836
Long-term capital lease obligation	—	7,027	—	7,027	—	7,027
Long-term debt to related party	—	213,730	(213,730)(D)	—	—	—
Deferred tax liability	—	—	18,397(G)	18,397	—	18,397
Total liabilities	10,442	380,330	(213,939)	176,833	—	176,833
Class A common stock subject to redemption	312,380	—	(312,380)(H)	—		—
Stockholders’ equity:
Members’ interest	—	138,897	(138,897)(I)	—	—	—
Class A common stock	—	—	7(J)	7	(2)(J)	5
Class B common stock	—	—	1(J)	1	—	1
Class F common stock	1	—	(1)(J)	—	—	—
Additional paid-in-capital	3,570	—	482,734(K)	486,304	(164,984)(K)	321,320
Retained earnings (accumulated deficit)	1,429	(100,714)	(10,178)(L)	(109,463)	—	(109,463)
Noncontrolling interest	—	—	71,571(M)	71,571	(17,274)(M)	54,297
Total stockholders’ equity	5,000	38,183	405,237	448,420	(182,260)	266,160
Total liabilities and stockholders’ equity	$327,822	$418,513	$(121,082)	$625,253	$(182,260)	$442,993

See notes to pro forma condensed consolidated combined financial statements.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations
For the Three Months Ended March 31, 2018
(in thousands, except share and per share data)
	MPAC (A)	USWS (B)	Assuming No Redemptions into Cash		Assuming Maximum Redemptions into Cash
			Pro Forma Adjustments	Pro Forma Statement of Operations	Redemption Adjustments	Pro Forma Statement of Operations
Revenue	$—	$171,606	$—	$171,606	$—	$171,606
Costs and expenses:
Cost of services (excluding depreciation and amortization)	—	138,428	—	138,428	—	138,428
Depreciation and amortization	—	25,920	—	25,920	—	25,920
Selling, general and administrative expenses	208	4,337	—	4,545	—	4,545
Loss on disposal of assets	—	2,929	—	2,929	—	2,929
Loss from operations	(208)	(8)	—	(216)	—	(216)
Interest income	1,106	—	(1,106)(C)	—	—	—
Interest expense	—	(7,401)	6,504(D)	(897)	—	(897)
Other income (expense)	—	317	—	317	—	317
Income (loss) before income taxes	898	(7,092)	5,398	(796)	—	(796)
Provision for income taxes	(222)	—	392(E)	170	(9)(E)	161
Net income (loss)	676	(7,092)	5,790	(626)	(9)	(635)
Loss attributable to noncontrolling interest	—	—	127(F)	127	35(F)	162
Net income (loss) attributable to class A shareholders	$676	$(7,092)	$5,917	$(499)	$26	$(473)
Weighted average shares outstanding, basic	9,453,940		58,680,952(G)	68,134,892	(18,442,922)(G)	49,691,970
Basic net income per share attributable to class A shareholders	$0.07			$(0.01)		$(0.01)
Weighted average shares outstanding, diluted	40,625,000		27,509,892(G)	68,134,892	(18,442,922)(G)	49,691,970
Diluted net income per share attributable to class A shareholders	$0.02			$(0.01)		$(0.01)

See notes to pro forma condensed consolidated combined financial statements.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations
For the Year Ended December 31, 2017
(in thousands, except share and per share data)
	MPAC (A)	USWS Pro Forma (B)	Assuming No Redemptions into Cash		Assuming Maximum Redemptions into Cash
			Pro Forma Adjustments	Pro Forma Statement of Operations	Redemption Adjustments	Pro Forma Statement of Operations
Revenue	$—	$499,354	$—	$499,354	$—	$499,354
Costs and expenses:
Cost of services (excluding depreciation and amortization)	—	422,178	—	422,178	—	422,178
Depreciation and amortization	—	100,697	—	100,697	—	100,697
Selling, general and administrative expenses	875	18,882	—	19,757	—	19,757
Impairment loss on intangible assets	—	20,247	—	20,247	—	20,247
Loss on disposal of assets	—	12,159	—	12,159	—	12,159
Loss from operations	(875)	(74,809)	—	(75,684)	—	(75,684)
Interest income	2,390	—	(2,390)(C)	—	—	—
Interest expense	—	(24,726)	23,490(D)	(1,236)	—	(1,236)
Other income (expense)	—	(786)	—	(786)	—	(786)
Income (loss) before income taxes	1,515	(100,321)	21,100	(77,706)	—	(77,706)
Provision for income taxes	(757)	—	25,934(E)	25,177	(1,321)(E)	23,856
Net income (loss)	758	(100,321)	47,034	(52,529)	(1,321)	(53,850)
Loss attributable to noncontrolling interest	—	—	12,402(F)	12,402	3,450(F)	15,852
Net income (loss) attributable to common shareholders	$758	$(100,321)	$59,436	$(40,127)	$2,129	$(37,998)
Weighted average shares outstanding, basic	9,337,694		58,797,198(G)	68,134,892	(18,442,922)(G)	49,691,970
Basic net income per share attributable to class A shareholders	$0.08			$(0.59)		$(0.76)
Weighted average shares outstanding, diluted	34,225,000		33,909,892(G)	68,134,892	(18,422,922)(G)	49,691,970
Diluted net income per share attributable to class A shareholders	$0.02			$(0.59)		$(0.76)

See notes to pro forma condensed consolidated combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
1.
Basis of Presentation

The pro forma adjustments have been prepared as if the Transactions had been consummated on January 1, 2017, the beginning of the earliest period presented, in the case of the unaudited pro forma condensed consolidated combined statements of operations and on March 31, 2018 in the case of the unaudited pro forma condensed consolidated combined balance sheet.
The unaudited pro forma condensed consolidated combined financial statements have been prepared on the basis that the acquisition of the USWS under the Merger and Contribution Agreement will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, MPAC will be treated as the acquired company and USWS will be treated as the acquirer for financial reporting purposes. This determination was primarily based on no individual or group of owners having over 50% voting interest post Transactions, USWS operations comprising the ongoing operations of the combined entity, and the management team of USWS becoming the management team of the combined entity. Accordingly, for accounting purposes, the acquisition will be treated as the equivalent of USWS issuing stock for the net assets of MPAC, accompanied by a recapitalization. The net assets of MPAC will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the acquisition will be those of USWS.
The pro forma adjustments represent management’s estimates based on information available as of the date of this proxy statement and are subject to change as additional information becomes available and additional analyses are performed. One-time transaction-related expenses anticipated to be incurred prior to, or concurrent with, closing the Transactions and the other related transactions are not included in the unaudited pro forma condensed consolidated combined statements of operations. However, the impact of such transaction expenses is reflected in the unaudited pro forma condensed consolidated combined balance sheet as a decrease to retained earnings and a decrease to cash.
Pursuant to the Merger and Contribution Agreement, the aggregate consideration received by the owners of USWS is subject to adjustment based on the Closing Adjusted Net Debt Amount, as defined in the Merger and Contribution Agreement. The Closing Adjusted Net Debt Amount calculated from the March 31, 2018 balance sheet of USWS would result in no adjustment to the aggregate consideration received by the owners of USWS, and the unaudited pro forma condensed consolidated combined financial statements have been prepared on that basis.
2.
Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2018

The unaudited pro forma condensed consolidated combined balance sheet as of March 31, 2018 reflects the following adjustments assuming the Transactions occurred on March 31, 2018:
A.
Represents the MPAC unaudited historical condensed balance sheet as of March 31, 2018.

B.
Represents the USWS unaudited historical condensed consolidated balance sheet as of March 31, 2018.

C.
Represents the pro forma adjustment to cash and cash equivalents to reflect the following:

Investments held in Trust Account	$327,260	(E)
Proceeds from PIPE offering	135,000	(N)
Repayment of debt	(222,323)	(D)
Transaction expenses	(25,500)	(F)
	$214,437

D.
Represents pro forma adjustments to reflect the repayment of USWS debt as follows:

Accrued interest	$1,517
Current portion of long-term debt from related parties	6,839
Long-term debt from related party	213,967
Cash payment	222,323
Unamortized debt issuance costs of  $0.2 million and the deferred financing costs asset of $8.3 million will be written off in connection with the retirement of the debt and recorded to retained earnings. The total cost of  $8.5 million is not reflected in the unaudited pro forma condensed consolidated combined statement of operations because it is directly related to the Transactions and nonrecurring.
E.
Represents the pro forma adjustment to reclassify the cash held in the Trust Account to cash and cash equivalents to reflect that the cash in the Trust Account is available for use in connection with the Transactions.

F.
Represents payment of preliminary estimated cash transaction costs totaling $25.5 million, including $10.3 million of deferred underwriting commissions that are accrued in current liabilities, $14.2 million other costs including advisory, legal and accounting fees, and $1.0 million for the cash portion of a bonus for the current Chief Executive Officer of USWS, who will become President and Chief Executive Officer of MPAC. In addition to the cash costs, the current Chief Executive Officer of USWS will receive a bonus of 650,000 shares of Class A Common Stock at Closing, with an estimated fair value of  $5.8 million. The fair value was calculated by applying an 11.2% discount for lack of marketability to the market price of MPAC’s Class A Common Stock. The discount for lack of marketability was determined using an option pricing method. Total transaction costs that were not previously accrued of  $21.0 million reduce retained earnings but are not reflected in the unaudited pro forma condensed consolidated combined statement of operations because they are directly related to the Transactions and are nonrecurring.

G.
Represents the deferred income tax liability associated with the basis difference in property and equipment and intangible assets. An estimated combined federal and state tax rate of 25.4% was used in calculating the deferred tax liability.

H.
Represents the pro forma adjustment to reclassify all common stock subject to redemption to stockholders’ equity to reflect that the redemption rights will no longer exist following the Transactions.

I.
Represents the transfer of members’ interest to additional paid-in-capital.

J.
Represents the recapitalization of common shares between common stock and additional paid-in-capital. The adjustments are calculated by multiplying the applicable number of shares by the par value per share of all classes of common stock, $0.0001 per share.

K.
Represents pro forma adjustments to additional paid-in-capital to reflect the following:

Assuming no redemptions
Proceeds from PIPE offering	$135,000	(N)
Transfer of common stock	312,380	(H)
Transfer members’ interest to additional paid-in-capital	138,897	(I)
Bonus paid in shares to Chief Executive Officer of USWS	5,793	(F)
Elimination of MPAC’s retained earnings	1,429	(Q)
Recognition of deferred tax liability	(18,397)	(G)
Recapitalization of common shares	(7)	(J)
Recapitalization of noncontrolling interest	(92,361)	(M)
	$482,734

Assuming maximum redemption
Redemption of common stock	$(272,260)	(O)
Issuance of Backstop Shares	90,000	(O)
Recapitalization of common shares	2	(J)
Recapitalization of noncontrolling interest	17,274	(M)
	$(164,984)
L.
Represents pro forma adjustments to retained earnings (accumulated deficit) for the following:

Write off of debt discount and deferred financing cost	$(8,496)	(D)
Transaction expenses	(21,043)	(F)
Elimination of MPAC’s retained earnings	(1,429)	(P)
Recapitalization of noncontrolling interest	20,790	(M)
	$(10,178)
M.
The noncontrolling interest represents the Non-Blocker USWS Members’ ownership of USWS Holdings at Closing. The noncontrolling interest in the no redemption scenario is 16.0%, and the noncontrolling interest in the maximum redemption scenario is 20.4%.

N.
Represents the net proceeds of  $135.0 million from the private placement of 13.5 million shares of Class A Common Stock at $10.00 per share. 9.0 million of the 13.5 million shares of Class A Common Stock will be issued to Crestview, and Crestview will receive an additional 0.9 million shares of Class A Common Stock related to Crestview’s agreement to provide the backstop commitment.

O.
Represents the pro forma adjustment to cash to reflect the shares redeemed at closing for $272.3 million, offset by $90.0 million of proceeds from issuance of the Backstop Shares.

P.
Represents the pro forma adjustment to eliminate the retained earnings of MPAC, the accounting acquiree.

3.
Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Three Months Ended March 31, 2018

A.
Represents the MPAC unaudited historical condensed statement of operations for the three months ended March 31, 2018.

B.
Represents the USWS unaudited historical condensed consolidated statement of operations for the three months ended March 31, 2018.

C.
Represents the pro forma adjustment to remove interest income on assets held in the Trust Account.

D.
Represents the pro forma adjustment to remove interest expense associated with USWS debt that will be repaid in connection with the Transactions.

E.
Represents a pro forma income tax provision at a blended federal and state statutory rate of 25.4%. This expense is adjusted for the non-taxable income attributable to the noncontrolling interest.

F.
Represents the pro forma adjustment to reflect the elimination of noncontrolling interest in the income of USWS Holdings. The noncontrolling interest represents the Non-Blockers USWS Members’ ownership of USWS Holdings at closing. The noncontrolling interest in the no redemption scenario is 16.0%, and the noncontrolling interest in the maximum redemption scenario is 20.4%.

G.
Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding in both the no redemption and maximum redemption scenarios, as follows:

	Pro Forma Assuming No Redemptions	Pro Forma Assuming Maximum Redemptions
Denominator:
Public stockholders	32,500,000	5,462,249
Sponsor	6,125,000	4,540,323
Blocker Stockholders	14,459,892	14,289,398
Transaction bonus	650,000	650,000
Crestview shares	9,900,000	20,250,000
Other shares issued through PIPE	4,500,000	4,500,000
Pro forma basic and diluted shares outstanding	68,134,892	49,691,970
Redemption adjustment to shares		(18,442,922)
Weighted average shares outstanding, basic	9,453,940
Pro forma adjustment	58,680,952
Weighted average shares outstanding, diluted	40,625,000
Pro forma adjustment	27,509,892
4.
Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2017

A.
Represents the MPAC audited historical condensed statement of operations for the year ended December 31, 2017.

B.
Represents the USWS unaudited historical pro forma condensed consolidated statement of operations for the year ended December 31, 2017. This pro forma statement of operations is based on the audited periods of January 1 through February 1, 2017 (Predecessor) and February 2 through December 31, 2017 (Successor). The pro forma adjustments reflect the Restructuring as if it occurred on January 1, 2017. The following table summarizes the calculation:

	USWS
	Successor	Predecessor
(in thousands)	February 2 through December 31 2017	January 1 through February 1 2017	Pro Forma Adjustments	USWS Pro Forma
Revenue	$466,487	$32,867	$—	$499,354
Costs and expenses:
Cost of services (excluding depreciation and amortization)	394,125	28,053	—	422,178
Depreciation and amortization	92,430	4,920	3,347(i)	100,697
Selling, general and administrative expenses	17,601	1,281	—	18,882
Impairment loss on intangible assets	20,247	—	—	20,247
Loss on disposal of assets	11,958	201	—	12,159
Loss from operations	(69,874)	(1,588)	(3,347)	(74,809)
Interest income	—	—	—	—
Interest expense	(22,961)	(4,067)	2,302(ii)	(24,726)
Other income (expense)	(787)	1	—	(786)
Loss before income taxes	(93,622)	(5,654)	(1,045)	(100,321)
Provision for income taxes	—	—	—	—
Net loss	(93,622)	(5,654)	(1,045)	(100,321)
Loss attributable to noncontrolling interest	—	—	—	—
Net loss attributable to common shareholders	$(93,622)	$(5,654)	$(1,045)	$(100,321)

(i)
Reflects the impact to depreciation and amortization of the revaluation of property and equipment and intangible assets in purchase accounting, comprised of the following items:

Elimination of USWS’ historical depreciation and amortization	$(4,920)
Depreciation and amortization expense post-acquisition	8,267
Pro forma adjustment to depreciation and amortization	$3,347

(ii)
Reflects the impact to interest expense of the refinancing that occurred in connection with the acquisition, comprised of the following items:

Elimination of USWS’ historical interest expense	$(4,067)
Interest expense post-acquisition	1,765
Pro forma adjustment to interest expense	$(2,302)

C.
Represents the pro forma adjustment to remove interest income on assets held in the Trust Account.

D.
Represents the pro forma adjustment to remove interest expense associated with USWS debt that will be repaid in connection with the Transactions.

E.
Represents a pro forma income tax benefit at a blended federal and state statutory rate of 38.6%. This benefit is adjusted for the non-taxable loss attributable to the noncontrolling interest.

F.
Represents the pro forma adjustment to reflect the elimination of noncontrolling interest in the income of USWS Holdings. The noncontrolling interest represents the Non-Blocker USWS Members’ ownership of USWS Holdings at closing. The noncontrolling interest in the no redemption scenario is 16.0%, and the noncontrolling interest in the maximum redemption scenario is 20.4%.

G.
Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding in both the no redemption and maximum redemption scenarios, as follows:

	Pro Forma Assuming No Redemptions	Pro Forma Assuming Maximum Redemptions
Denominator:
Public stockholders	32,500,000	5,462,249
Sponsor	6,125,000	4,540,323
Blocker Stockholders	14,459,892	14,289,398
Transaction bonus	650,000	650,000
Crestview shares	9,900,000	20,250,000
Other shares issued through PIPE	4,500,000	4,500,000
Pro forma basic and diluted shares outstanding	68,134,892	49,691,970
Redemption adjustment to shares		(18,442,922)
Weighted average shares outstanding, basic	9,337,694
Pro forma adjustment	58,797,198
Weighted average shares outstanding, diluted	34,225,000
Pro forma adjustment	33,909,892
5.
Crestview Option

If Crestview fully exercises its option under the Crestview Subscription Agreement and purchases 10.0 million shares, the effect on the unaudited pro forma condensed consolidated combined financial statements would be as follows for the both scenarios:
•
Pro forma cash and additional paid-in-capital would each increase by $100.0 million.

•
Pro forma basic and diluted weighted average shares outstanding would each increase by 10.0 million shares.

•
Pro forma provision for income taxes and (income) loss attributable to noncontrolling interest would change based on the impact of the additional 10.0 million shares.

The following table summarizes the calculation of pro forma basic and diluted earnings (loss) per share and weighted average shares for these scenarios:
	Three months ended March 31, 2018	Year ended December 31, 2017
Pro forma, assuming no redemptions into cash:
Loss before income taxes	$(796)	$(77,706)
Provision for income taxes	174	25,721
Net loss	(622)	(51,985)
Loss attributable to noncontrolling interest	113	11,041
Net loss attributable to class A shareholders	$(509)	$(40,944)
Weighted average shares outstanding, basic and diluted	78,134,892	78,134,892
Basic and diluted net loss per share attributable to class A shareholders	$(0.01)	$(0.52)
Pro forma, assuming maximum redemptions into cash:
Loss before income taxes	$(796)	$(77,706)
Provision for income taxes	166	24,711
Net loss	(630)	(52,995)
Loss attributable to noncontrolling interest	140	13,664
Net loss attributable to class A shareholders	$(490)	$(39,331)
Weighted average shares outstanding, basic and diluted	59,691,970	59,691,970
Basic and diluted net loss per share attributable to class A shareholders	$(0.01)	$(0.66)

COMPARATIVE SHARE INFORMATION
The following table sets forth selected historical equity ownership information for MPAC and USWS and unaudited pro forma condensed consolidated combined per share ownership information of MPAC after giving effect to the Business Combination, assuming two redemption scenarios as follows (both of which are based on the assumptions described under “Certain Defined Terms” except as otherwise described with respect to the second scenario):
•
Assuming No Redemptions:   This scenario assumes that no shares of Class A Common Stock are redeemed by the public stockholders.

•
Assuming Maximum Redemption:   This scenario assumes that approximately 27.0 million shares of Class A Common Stock are redeemed (the maximum redemption under which MPAC believes it would be able to satisfy the minimum cash condition of  $280 million), resulting in:

•
an aggregate payment of approximately $272.3 million out of the Trust Account to redeeming public stockholders;

•
the purchase of 10,350,000 shares of Class A Common Stock by Crestview for an aggregate purchase price of  $90.0 million pursuant to Crestview’s backstop commitment under the Crestview Subscription Agreement, including 9,000,000 Backstop Shares and 1,350,000 Drawn Shares;

•
the cancelation of 3,584,677 founder shares pursuant to the Sponsor Agreement (after adjustments related to the issuance of Drawn Shares to Crestview and MPAC’s available funds at Closing being less than $325 million), with the remaining 4,540,323 founder shares converting into the same number of shares of Class A Common Stock at Closing; and

•
the issuance to the Blocker Stockholders and the Non-Blocker USWS Members of 27,025,000 combined shares of Class A Common Stock and New USWS Units (together with one share of Class B Common Stock for each such New USWS Unit) pursuant to the Merger and Contribution Agreement (after adjustment related to the issuance of Drawn Shares to Crestview), consisting of 14,289,398 shares of Class A Common Stock issued to the Blocker Stockholders and 12,735,602 New USWS Units and shares of Class B Common Stock issued to the Non-Blocker Company Members.

The pro forma book value, net income (loss) and cash dividends per share information reflects the Business Combination as if it had occurred on March 31, 2018 and reflects pro forma income (loss) as if it occurred on January 1, 2017.
The historical information should be read in conjunction with the sections entitled “Selected Historical Consolidated Financial Information of MPAC” and “Selected Historical Financial Information of USWS,” as well as the historical consolidated financial statements of MPAC and USWS and the related notes thereto included elsewhere in this proxy statement. The unaudited pro forma condensed consolidated combined per share data are presented for illustrative purposes only and are not necessarily indicative of actual or future financial position or results of operations that would have been realized if the Business Combination had been completed as of the date indicated or will be realized upon the completion of the Business Combination.

	MPAC	USWS		Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Book value per share	$7.81(1)	$	N/A	$6.58(2)	$5.36(2)
Basic net income (loss) per share for the three months ended March 31, 2018	0.07	$	N/A	(0.01)	(0.01)
Diluted net income (loss) per share for the three months ended March 31, 2018	0.02	$	N/A	(0.01)	(0.01)
Basic net income (loss) per share for the year ended December 31, 2017	0.08	$	N/A	(0.59)	(0.76)
Diluted net income (loss) per share for the year ended December 31, 2017	0.02	$	N/A	(0.59)	(0.76)
Cash dividends per share	$—	$	N/A	$—	$—

(1)
Book value per share = (Total stockholders’ equity + Class A Common Stock subject to possible redemption)/shares outstanding.

(2)
Book value per share = Total stockholders’ equity/shares outstanding.

CAPITALIZATION
The following table sets forth:
•
the capitalization of each of MPAC and USWS on an unaudited, historical basis as of March 31, 2018, and

•
the capitalization of MPAC on a pro forma basis as of March 31, 2018, after giving effect to the Business Combination and the other related Transactions and assuming two redemption scenarios as follows (both of which are based on the assumptions described under “Certain Defined Terms” except as otherwise described with respect to the second scenario):

•
Assuming No Redemptions:   This scenario assumes that no shares of Class A Common Stock are redeemed by the public stockholders.

•
Assuming Maximum Redemption:   This scenario assumes that approximately 27.0 million shares of Class A Common Stock are redeemed (the maximum redemption under which MPAC believes it would be able to satisfy the minimum cash condition of  $280 million), resulting in:

•
an aggregate payment of approximately $272.3 million out of the Trust Account to redeeming public stockholders;

•
the purchase of 10,350,000 shares of Class A Common Stock by Crestview for an aggregate purchase price of  $90.0 million pursuant to Crestview’s backstop commitment under the Crestview Subscription Agreement, including 9,000,000 Backstop Shares and 1,350,000 Drawn Shares;

•
the cancelation of 3,584,677 founder shares pursuant to the Sponsor Agreement (after adjustments related to the issuance of Drawn Shares to Crestview and MPAC’s available funds at Closing being less than $325 million), with the remaining 4,540,323 founder shares converting into the same number of shares of Class A Common Stock at Closing; and

•
the issuance to the Blocker Stockholders and the Non-Blocker USWS Members of 27,025,000 combined shares of Class A Common Stock and New USWS Units (together with one share of Class B Common Stock for each such New USWS Unit) pursuant to the Merger and Contribution Agreement (after adjustment related to the issuance of Drawn Shares to Crestview), consisting of 14,289,398 shares of Class A Common Stock issued to the Blocker Stockholders and 12,735,602 New USWS Units and shares of Class B Common Stock issued to the Non-Blocker Company Members.

Please refer to the historical financial statements of MPAC and USWS and the related notes included elsewhere in this proxy statement, as well as the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information of MPAC.”

	March 31, 2018
	Historical		Pro Forma
	(Unaudited)		Assuming No Redemptions	Assuming Maximum Redemptions
	MPAC	USWS
	(in thousands)
Cash and cash equivalents	$483	$19,586	$234,506	$52,246
Investment held in Trust Account	327,260	—	—	—
	327,743	19,586	234,506	52,246
Debt:
Deferred underwriting compensation	10,250	—	—	—
Notes payable	—	2,056	2,056	2,056
Long-term debt	—	260,354	39,785	39,785
Total debt	10,250	262,410	41,841	41,841
Class A Common Stock subject to redemption	312,380	—	—	—
Stockholders’ equity:
Class A Common Stock	—	—	7	5
Class B Common Stock	—	—	1	1
Class F Common Stock	1	—	—	—
Additional paid-in capital	3,570	—	486,304	321,320
Members’ interest	—	138,897	—	—
Retained earnings (accumulated deficit)	1,429	(100,714)	(109,463)	(109,463)
Noncontrolling interest	—	—	71,571	54,297
Total equity	5,000	38,183	448,420	266,160
Total capitalization	$327,630	$300,593	$490,261	$308,001

SPECIAL MEETING IN LIEU OF 2018 ANNUAL MEETING OF MPAC STOCKHOLDERS
General
MPAC is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on            , 2018, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about            , 2018. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.
Date, Time and Place
The special meeting will be held at      a.m., local time, on            , 2018, at     ,     , or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the Proposals.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Class A Common Stock or Class F Common Stock at the close of business on            , 2018, which is the record date for the special meeting. You are entitled to one vote for each share of Class A Common Stock or Class F Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. As of            , 2018, there were 40,625,000 shares of Class A Common Stock and Class F Common Stock outstanding in the aggregate, of which 32,500,000 were shares of Class A Common Stock and 8,125,000 were founder shares held by our Sponsor.
Vote of the Sponsor, Directors and Officers of MPAC
In connection with our IPO, we entered into an agreement with each of our Sponsor, directors and officers pursuant to which each agreed to vote any shares of Class A Common Stock or Class F Common Stock owned by them in favor of approval of the Business Combination Proposal. In addition, pursuant to the Sponsor Agreement, our Sponsor has agreed to vote all of the shares of Class F Common Stock owned by it in favor of approval of each of the Proposals.
Our Sponsor, directors and officers have waived any redemption rights, including with respect to shares of Class A Common Stock purchased in our IPO or in the aftermarket, in connection with the Business Combination. The founder shares held by the Sponsor have no redemption rights upon MPAC’s liquidation and will be worthless if no Initial Business Combination is effected by us by March 15, 2019. However, our Sponsor is entitled to redemption rights upon our liquidation with respect to any shares of Class A Common Stock it may own.
Quorum and Required Vote for Proposals for the Special Meeting
A quorum of MPAC stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of Class A Common Stock and Class F Common Stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. Abstentions will count as present for the purposes of establishing a quorum.
Approval of each of the Business Combination Proposal and the Charter Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote thereon at the special meeting, voting as a single class. Approval of each of the Nasdaq Proposal, the LTIP Proposal and the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Approval of the election of each director nominee purauant to the Director Election Proposal requires the affirmative vote of the holders of a plurality of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Accordingly, if a valid quorum is otherwise established, a stockholder’s abstention or failure to vote by proxy or in person at the special meeting will have no effect on the outcome of the vote on the Nasdaq Proposal, the LTIP Proposal, the Director Election Proposal or the Adjournment Proposal but will have the same effect as a vote AGAINST the Business Combination Proposal and the Charter Proposal.
The Closing is conditioned on the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal at the special meeting. Except for the Adjournment Proposal, each of the Proposals is conditioned on the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal. The Adjournment Proposal is not conditioned on the approval of any other Proposal, and the other Proposals are not conditioned on the approval of the Adjournment Proposal.
Recommendation to MPAC Stockholders
After careful consideration, our board of directors recommends that MPAC stockholders vote “FOR” each Proposal being submitted to a vote of the MPAC stockholders at the special meeting.
For a description of MPAC’s reasons for the approval of the Business Combination and the recommendation of our board of directors, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Our Board of Directors’ Reasons for the Approval of the Business Combination.”
Voting Your Shares
Each share of Class A Common Stock and each share of Class F Common Stock that you own in your name entitles you to one vote on each of the proposals for the special meeting. Your one or more proxy cards show the number of shares of Class A Common Stock and Class F Common Stock that you own. There are several ways to vote your shares of Class A Common Stock and Class F Common Stock:
•
You can vote your shares by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Class A Common Stock or Class F Common Stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Proposals.

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You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy pursuant to any of the methods noted above. You will be given a ballot when you arrive. However, if your shares of Class A Common Stock or Class F Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Class A Common Stock or Class F Common Stock.

Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:
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you may send another proxy card with a later date;

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you may notify MPAC’s secretary, in writing, before the special meeting that you have revoked your proxy; or

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you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting
The special meeting in lieu of an annual meeting has been called to consider only the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the LTIP Proposal, the Director Election Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting in lieu of an annual meeting.
Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your shares of Class A Common Stock or Class F Common Stock, you may call     , our proxy solicitor, toll free at     ; banks and brokerage firms, please call collect at            .
Redemption Rights
Under our Charter, any holders of our Class A Common Stock may elect that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released to MPAC to pay its franchise and income taxes, calculated as of two business days prior to the consummation of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately upon consummation of the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, which holds the proceeds of our IPO (calculated as of two business days prior to the consummation of the Business Combination, including interest not previously released to MPAC to pay its franchise and income taxes). For illustrative purposes, based on the fair value of marketable securities and cash held in the Trust Account as of March 31, 2018 of approximately $327.3 million, the estimated per share redemption price would have been approximately $10.07.
In order to exercise your redemption rights, you must:
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if you hold your shares of Class A Common Stock through units, elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

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check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) with any other stockholder with respect to shares of Class A Common Stock;

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prior to 5:00 p.m., Eastern Time, on            , 2018 (two business days before the special meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, to the attention of      at 1 State Street — 30th Floor, New York, New York 10004, or by email at     ; and

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deliver your shares of Class A Common Stock either physically or electronically through DTC to the transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is MPAC’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, MPAC does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your shares of Class A Common Stock as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the phone number or address listed above.
Holders of outstanding units of MPAC must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Prior to exercising redemption rights, stockholders should verify the market price of our Class A Common Stock as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. MPAC cannot assure you that you will be able to sell your shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Common Stock when you wish to sell your shares.
If you exercise your redemption rights, your shares of Class A Common Stock will cease to be outstanding immediately prior to Closing and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of MPAC following the Business Combination, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.
If the Business Combination is not approved and we do not consummate a “business combination” (as defined in our Charter) by March 15, 2019, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public stockholders and our warrants will expire worthless.
Appraisal Rights
Appraisal rights are not available to MPAC stockholders in connection with the Business Combination.
Proxy Solicitation Costs
MPAC is soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. MPAC and its directors, officers and employees may also solicit proxies in person. MPAC will file with the SEC all scripts and other electronic communications as proxy soliciting materials. MPAC will bear the cost of the solicitation.
MPAC has hired            to assist in the proxy solicitation process. MPAC will pay that firm a fee of  $       , plus disbursements. MPAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. MPAC will reimburse them for their reasonable expenses.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL
We are asking our stockholders to approve and adopt the Merger and Contribution Agreement and the Business Combination and the other transactions contemplated thereby. We may consummate the Business Combination only if it is approved by the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of our Class A Common Stock and Class F Common Stock, voting as a single class.
The Merger and Contribution Agreement
This subsection of the proxy statement describes the material provisions of the Merger and Contribution Agreement but does not purport to describe all of the terms of the Merger and Contribution Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger and Contribution Agreement, a copy of which is attached as Annex A hereto. You are urged to read the Merger and Contribution Agreement in its entirety because it is the primary legal document that governs the Business Combination.
The Merger and Contribution Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger and Contribution Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made and will be made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger and Contribution Agreement. The representations, warranties and covenants in the Merger and Contribution Agreement are also modified in important part by the underlying disclosure schedules, which we refer to as the “Schedules” and are not filed publicly, are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the Schedules contain information that is material to an investment decision.
General; Structure of the Business Combination
On July 13, 2018, MPAC entered into the Merger and Contribution Agreement with Merger Sub, USWS Holdings, the Blocker Companies and, solely for the purposes specified therein, the Seller Representative named therein, pursuant to which, among other matters described in this proxy statement, MPAC will acquire a majority, expected to be approximately 84.1%, of the limited liability company interests of USWS Holdings through a series of transactions, on the terms and subject to the conditions set forth in the Merger and Contribution Agreement.
Prior to the Closing, the units representing limited liability company interests in USWS Holdings (referred to in this proxy statement as the “Existing USWS Units”) are held by (i) the Blocker Companies, which consist of affiliates of certain institutional investors that are corporations (or entities treated as corporations for U.S. federal income tax purposes) and (ii) the Non-Blocker USWS Members, which consist of entities and individuals, including members of management and other employees of USWS. The Business Combination will involve three principal components, each to occur at Closing:
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the Blocker Merger, pursuant to which each of the Blockers Companies will be merged with and into MPAC, with MPAC surviving, and the owners of equity interests in the Blocker Companies (referred to in this proxy statement as the “Blocker Stockholders”) will receive, as consideration for their equity interests in the Blocker Companies, shares of Class A Common Stock;

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the MPAC Contribution, pursuant to which MPAC will contribute cash and shares of Class A Common Stock and Class B Common Stock to Merger Sub; and

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the USWS Merger, pursuant to which:

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the Non-Blocker USWS Members will receive, as consideration for their Existing USWS Units, new common units representing limited liability company interests in USWS Holdings (referred to in this proxy statement as the “New USWS Units”), and they also will receive one share of Class B Common Stock for each New USWS Unit received by them; and

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MPAC will receive, as consideration for its equity interests in Merger Sub (referred to in this proxy statement as the “Merger Sub Interests”) and the Existing USWS Units acquired by MPAC as a result of the Blocker Merger (referred to in this proxy statement as the “MPAC Acquired Existing USWS Units”), New USWS Units and warrants to purchase New USWS Units.

Following the Closing, MPAC and USWS will be organized in an “Up-C” structure, meaning that:
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substantially all of our assets and operations will be held and conducted by USWS Holdings and its subsidiaries, including USWS;

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MPAC’s only assets will be New USWS Units, representing a majority economic interest in USWS Holdings, expected to be approximately 84.1%;

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MPAC will be the sole manager of USWS Holdings;

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the New USWS Units not owned by MPAC will be owned by the Non-Blocker USWS Members;

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the shares of Class B Common Stock generally will vote together with the shares of Class A Common Stock on matters submitted to a vote of our stockholders but will represent a non-economic interest in us, such that one New USWS Unit and one share of Class B Common Stock, together, will represent an economic and voting interest that is equivalent to one share of Class A Common Stock; and

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each New USWS Unit not owned by MPAC, together with one share of Class B Common, will be exchangeable in the future, subject to certain conditions, for one share of Class A Common Stock or, at our election, cash equivalent to the market value of one share of Class A Common Stock, pursuant to the terms of the A&R USWS Holdings LLC Agreement.

The parties agreed to structure the Business Combination in this manner for tax and other business purposes.
Consideration to Be Received in the Business Combination
USWS Owner Consideration
The consideration to be received by the Blocker Stockholders and the Non-Blocker USWS Members at Closing pursuant to the Business Combination (referred to in this proxy statement as the “USWS Owner Consideration”) will consist of the equivalent of an aggregate of 27,400,000 shares, subject to upward or downward adjustment pursuant to the Merger and Contribution Agreement, of Class A Common Stock in the form of  (i) shares of Class A Common Stock issued to the Blocker Stockholders and (ii) New USWS Units and an equal number of shares of Class B Common Stock issued to the Non-Blocker USWS Members that will be exchangeable for shares of Class A Common Stock in the future, subject to certain conditions, or, at our election, cash equivalent to the market value of one share of Class A Common Stock, pursuant to the terms of the A&R USWS Holdings LLC Agreement.
This number of shares of Class A Common Stock, 27,400,000, is determined pursuant to the Merger and Contribution Agreement by dividing $274,000,000 (the “Baseline Consideration Amount”) by $10.00. The Baseline Consideration Amount represents an agreed amount of  $500,000,000 minus an agreed “Baseline Adjusted Net Debt Amount” for USWS of  $226,000,000. The Baseline Adjusted Net Debt Amount is an approximation of USWS’ total debt as of May 31, 2018 minus (i) USWS’ cash as of May 31, 2018, (ii) USWS’ adjusted working capital (current assets, other than cash, minus current liabilities, other than liabilities for expenses incurred by USWS related to the Business Combination) as of May 31, 2018 and (iii) the amount expended by USWS for growth capital expenditures during the period from June 1, 2018 to the date of the Merger and Contribution Agreement.
Pursuant to the Merger and Contribution Agreement, the Baseline Consideration Amount will be adjusted by the amount (the “Adjustment Amount”), if any, by which the Baseline Adjusted Net Debt Amount exceeds the Closing Adjusted Net Debt Amount (as defined below). If the Closing Adjusted Net Debt Amount exceeds the Baseline Adjusted Net Debt Amount, the Baseline Consideration Amount will not be adjusted downward for this reason.

The “Closing Adjusted Net Debt Amount” will be an amount equal to USWS’ total debt as of the Closing Date
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minus:

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USWS’ adjusted working capital as of the Closing Date, if such adjusted working capital is a positive number, and

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the amount expended by USWS for certain growth capital expenditures during the period from June 1, 2018 to the day before the Closing Date to the extent such amounts were included in the calculation of the Baseline Adjusted Net Debt Amount, were contemplated by USWS’ budget as of the date of the Merger and Contribution Agreement or are otherwise approved by MPAC;

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plus:

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the absolute value of USWS’ adjusted working capital as of the Closing Date, if such adjusted working capital is a negative number, and

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the cost of the representation and warranty insurance policy described under “ — Survival of Representations, Warranties and Covenants” below, if such an insurance policy is obtained by MPAC.

The Baseline Consideration Amount also will be adjusted in the event that Crestview purchases any shares of Class A Common Stock pursuant to its backstop commitment under the Crestview Subscription Agreement. As discussed under “— Related Agreements — Crestview Subscription Agreement” below, if Crestview purchases shares of Class A Common Stock pursuant to its backstop commitment, those shares will include Backstop Shares and Drawn Shares. The Drawn Shares will be 1,350,000 shares of Class A Common Stock if Crestview purchases the maximum number of shares of Class A Common Stock pursuant to its backstop commitment and will be proportionately reduced if Crestview purchases less than such maximum number of shares. Under the Merger and Contribution Agreement, if Crestview purchases any shares of Class A Common Stock pursuant to its backstop commitment, the Baseline Consideration Amount will be decreased by an amount equal to (i) the number of Drawn Shares multiplied by $10.00 multiplied by (ii) 0.2778. The maximum decrease in the Baseline Consideration Amount resulting from this adjustment will be approximately $3,750,000. The effect of this adjustment, together with the corresponding adjustment to the number of founder shares to be canceled pursuant to the Sponsor Agreement as described under “— Related Agreements — Sponsor Agreement” below, is that the dilution resulting from any issuance of Drawn Shares to Crestview will be borne in part by the Blocker Stockholders and the Non-Blocker USWS Members and in part by our Sponsor but will not be borne by our public stockholders, Crestview or the PIPE Investors.
We refer to the Baseline Consideration Amount, as adjusted in accordance with the adjustment provisions described in the preceding paragraphs, as the “Closing Consideration Amount.” The combined number of shares of Class A Common Stock and New USWS Units included in the USWS Owner Consideration will be equal to the Closing Consideration Amount divided by $10.00. Accordingly, any such adjustments will increase or decrease, as applicable, the 27,400,000 combined shares of Class A Common Stock and New USWS Units described above by a combined number of shares of Class A Common Stock and New USWS Units equal to the net amount of such adjustments divided by $10.00. For example, if the Closing Consideration Amount reflected an increase of  $10,000,000 to the Baseline Consideration Amount, the combined number of shares of Class A Common Stock and New USWS Units included in the USWS Owner Consideration would be 28,400,000. MPAC is unable to predict whether or to what extent the adjustment provisions will affect the USWS Owner Consideration.

Because the determination of Closing Consideration Amount will be based in part on account balances in USWS’ accounting books and records as of the Closing Date, it will not be possible to determine precisely the Closing Consideration Amount in advance of Closing. Accordingly, the Closing Consideration Amount will be estimated in advance of Closing and finally determined after Closing in accordance with procedures set forth in the Merger and Contribution Agreement. The estimated Closing Consideration Amount will be used for purposes of issuing the USWS Owner Consideration at Closing. Once the Closing Consideration Amount is finally determined after Closing:
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If the finally determined Closing Consideration Amount is within $5,000,000 of the estimated Closing Consideration, whether greater or less, there will be no post-closing adjustment to the USWS Owner Consideration.

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If the finally determined Closing Consideration Amount exceeds the estimated Closing Consideration Amount by more than $5,000,000, MPAC and USWS Holdings will issue a combined number of additional shares of Class A Common Stock and New USWS Units (together with one share of Class B Common Stock for each such New USWS Units) equal to the amount of such excess divided by $10.00, pro rata to the Blocker Stockholders and the Non-Blocker USWS Members in accordance with their percentage shares of the USWS Owner Consideration.

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If the estimated Closing Consideration Amount exceeds the finally determined Closing Consideration Amount by more than $5,000,000, there will automatically be canceled a combined number of shares of Class A Common Stock and New USWS Units (together with one share of Class B Common Stock for each such New USWS Units) equal to the amount of such excess divided by $10.00, with such cancelation being borne pro rata by the Blocker Stockholders and the Non-Blocker USWS Members in accordance with their percentage shares of the USWS Owner Consideration.

The USWS Owner Consideration will be allocated among the Blocker Stockholders and the Non-Blocker USWS Members in accordance with the terms of the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, which allocation cannot yet be finally determined but will be finally determined prior to Closing. Based on a preliminary determination of such allocation, and without giving effect to the adjustment provisions described above, it is estimated that 14,459,892 shares of Class A Common Stock will be issued to the Blocker Stockholders, and 12,940,108 New USWS Units (together with one share of Class B Common Stock for each such New USWS Unit) will be issued to the Non-Blocker USWS Members. As discussed under “Certain Defined Terms,” we have used these estimates for purposes of the voting and economic interests of MPAC stockholders set forth in this proxy statement. Under the terms of the USWS Holdings LLC Agreement, certain Non-Blocker USWS Members whose Existing USWS Units constitute “profits interests” for U.S. federal income tax purposes will not receive any of the USWS Owner Consideration. For simplicity of disclosure, in this proxy statement we generally have not distinguished between those Non-Blocker USWS Members who will receive a portion of the USWS Owner Consideration and those who will not.
No fractional shares of Class A Common Stock or New USWS Units will be issued pursuant to the Merger and Contribution Agreement. In lieu of any fractional share of Class A Common Stock or New USWS Unit that would otherwise be issuable to a Blocker Stockholder or a Non-Blocker USWS Member, MPAC or USWS Holdings, as applicable, will pay to such Blocker Stockholder or Non-Blocker USWS Member cash in an amount equal to such fraction multiplied by $10.00.
MPAC Consideration
The consideration to be received by MPAC at Closing pursuant to the Business Combination (referred to in this proxy statement as the “MPAC Consideration”) will consist of:
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a number of New USWS Units equal to the number of shares of Class A Common Stock that will be outstanding immediately after Closing after giving effect to the Business Combination and the other transactions that will occur at Closing as described in this proxy statement; and

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48,000,000 warrants to purchase New USWS Units (referred to in this proxy statement as the “USWS Warrants”), which is equal to the number of public warrants and private placement warrants that will remain outstanding after Closing.

Based on the assumptions described under “Certain Defined Terms,” the number of New USWS Units issued to MPAC would be 68,664,892. The New USWS Units issued to MPAC will not be exchangeable for shares of Class A Common Stock but otherwise will be identical to the New USWS Units issued to the Non-Blocker USWS Members.
Pursuant to the terms of the A&R USWS LLC Agreement, the USWS Warrants will have the same fundamental terms as the public warrants and the private placement warrants. That is, each USWS Warrant will entitle MPAC to purchase one-half of one New USWS Unit for an exercise price of  $5.75 per one-half New USWS Unit, or $11.50 per full New USWS Unit. Upon any exercise of public warrants or private placement warrants, an equal number of USWS Warrants will be exercised automatically, and, upon receipt of the exercise price for such public warrants or private placement warrants, MPAC will pay such amount to USWS Holdings, as a capital contribution, in exchange for the New USWS Units issuable upon the exercise of such USWS Warrants. MPAC may not otherwise exercise the USWS Warrants.
If there is a post-closing adjustment to the USWS Owner Consideration as described under “— USWS Owner Consideration” above, (i) if such adjustment results in the issuance of additional shares of Class A Common Stock, USWS Holdings will issue to MPAC an equal number of New USWS Units contemporaneously with such issuance of shares of Class A Common Stock, or (ii) if such adjustment results in the cancelation of shares of Class A Common Stock, an equal number of New USWS Units held by MPAC will be canceled contemporaneously with such cancelation of shares of Class A Common Stock.
Components of the Business Combination
The Blocker Merger
Pursuant to the Merger and Contribution Agreement, on the Closing Date, each of the Blocker Companies will be merged with and into MPAC (referred to in this proxy statement collectively as the “Blocker Merger”), whereupon the separate existence of each Blocker Company will cease, and MPAC will continue as the surviving corporation of the Blocker Merger.
At the effective time of the Blocker Merger, the outstanding equity interests of the Blocker Companies will be converted into the right to receive, and MPAC will issue to the Blocker Stockholders at Closing, a number of shares of Class A Common Stock determined in accordance with the allocation of the USWS Owner Consideration described under “— Consideration to Be Received in the Business Combination — USWS Owner Consideration” above, plus cash in lieu of any fractional share of Class A Common Stock to be paid by MPAC. Additionally, at the effective time of the Blocker Merger, by virtue of the Blocker Merger, our Charter will be amended and restated as described in the section entitled “Proposal No. 2 — The Charter Proposal.”
As result of the Blocker Merger, immediately after the Blocker Merger, MPAC will own the MPAC Acquired Existing USWS Units.
The MPAC Contribution
Pursuant to the Merger and Contribution Agreement, on the Closing Date and immediately after the Blocker Merger, MPAC will contribute to Merger Sub (referred to in this proxy statement as the “MPAC Contribution”), as a capital contribution in respect of the Merger Sub Interests held by MPAC:
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all of its available funds, other than cash required to pay certain expenses of MPAC incurred in connection with the Business Combination and any cash paid in lieu of fractional shares of Class A Common Stock pursuant to the Blocker Merger;

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the number of shares of Class B Common Stock to be issued at Closing to the Non-Blocker USWS Members pursuant to the USWS Merger; and

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650,000 shares of Class A Common Stock to be issued at Closing to Joel Broussard, the current Chief Executive Officer of USWS Holdings who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus Mr. Broussard will be entitled to receive at Closing as described in the section entitled “Executive Compensation.”

The USWS Merger
Pursuant to the Merger and Contribution Agreement, on the Closing Date and immediately after the MPAC Contribution, Merger Sub will be merged with and into USWS Holdings (referred to in this proxy statement as the “USWS Merger”), whereupon the separate limited liability company existence of Merger Sub will cease and USWS Holdings will continue as the surviving limited liability company of the USWS Merger.
At the effective time of the USWS Merger:
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all of the outstanding Existing USWS Units (other than the MPAC Acquired Existing USWS Units) will be converted into the right to receive, and USWS Holdings will issue and deliver to the Non-Blocker USWS Members at Closing, a number of New USWS Units, and an equal number of shares of Class B Common Stock, determined in accordance with the allocation of the USWS Owner Consideration described under “— Consideration to Be Received in the Business Combination — USWS Owner Consideration” above, plus cash in lieu of any fractional New USWS Units to be paid by USWS Holdings; and

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the MPAC Acquired Existing USWS Units and the Merger Sub Interests together will be converted into the right to receive, and USWS Holdings will issue to MPAC, the New USWS Units and USWS Warrants comprising the MPAC Consideration.

Other Actions at Closing
Pursuant to the Merger and Contribution Agreement, the following additional actions will be taken at Closing:
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Immediately after the USWS Merger, USWS Holdings will contribute to USWS, as a capital contribution, all of the available funds contributed by MPAC to Merger Sub in the MPAC Contribution and owned by USWS Holdings following the USWS Merger, other than any cash paid in lieu of fractional New USWS Units pursuant to the USWS Merger.

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USWS will use the funds noted above contributed to it by USWS Holdings as follows:

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USWS will repay in full all outstanding borrowings and other obligations of USWS under USWS’ existing credit agreement, and the credit agreement will be terminated. As of March 31, 2018, USWS had outstanding borrowings under its credit agreement of approximately $220.8 million, consisting of a term loan in the amount of  $171.0 million and borrowings under a revolving line of credit of  $49.8 million. See the sections entitled “Capitalization” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of USWS.”

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USWS will pay all costs incurred by USWS in connection with the Business Combination that are due and payable at Closing, other than the portion of the change in control bonus payable to Mr. Broussard to be paid in shares of Class A Common Stock. USWS estimates that these costs will total approximately $10.5 million, including $1.0 million for the cash portion of the change in control bonus payable to Mr. Broussard.

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USWS will retain the remainder of such funds for future use to fund capital expenditures or working capital requirements or for other general corporate purposes.

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USWS Holdings will deliver to Mr. Broussard the 650,000 shares of Class A Common Stock contributed by MPAC to Merger Sub in the MPAC Contribution and held by USWS Holdings after the USWS Merger, in satisfaction of the portion of the change in control bonus that will be payable to Mr. Broussard as a result of the consummation of the Business Combination, the remaining $1.0 million of which will be paid by USWS in cash. See the section entitled “Executive Compensation.”
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MPAC will pay all costs incurred by MPAC in connection with the Business Combination that are due and payable at Closing. MPAC estimates that these costs will total approximately $15.0 million.

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MPAC will issue to certain members of management of USWS who will become officers of MPAC or continue as members of management of USWS at Closing an aggregate of 530,000 restricted shares of Class A Common Stock, subject to vesting conditions, under the LTIP. See the sections entitled “Proposal No. 4 — The LTIP Proposal” and “Executive Compensation — Compensation of Executive Officers and Directors after the Business Combination — Long-Term Incentive Awards.”

Conditions to Closing of the Business Combination
Mutual Conditions
Under the Merger and Contribution Agreement, the respective obligations of each party to consummate the Business Combination are subject to the satisfaction (or waiver by MPAC and USWS Holdings, to extent permitted by law) at or prior to the Closing of the following conditions:
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the absence of specified adverse laws or orders;

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the expiration or termination of the waiting period (and any extensions thereof) under the HSR Act;

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the approval of the Proposals described in this proxy statement, other than the Adjournment Proposal, by MPAC’s stockholders;

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the approval for listing on Nasdaq of the shares of Class A Common Stock issuable to the Blocker Stockholders in the Business Combination and the shares of Class A Common Stock issuable upon the future exchange of the New USWS Units and shares of Class B Common Stock issuable to the Non-Blocker USWS Members in the Business Combination; and

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MPAC having available funds at Closing of at least $280 million.

MPAC Conditions
Under the Merger and Contribution Agreement, MPAC’s obligations to consummate the Business Combination are subject to the satisfaction (or waiver by MPAC, to extent permitted by law) at or prior to the Closing of the following conditions:
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the representations and warranties of USWS Holdings and of the Blocker Companies being true and correct, subject to the materiality standards contained in the Merger and Contribution Agreement;

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material compliance by USWS Holdings and the Blocker Companies with their covenants to be performed at or prior to the Closing; and

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certain employment agreements between MPAC and persons who will become officers of MPAC at Closing (as described in the section entitled “Executive Compensation”) being in effect; or, if any such employment agreement is not then in effect, the applicable person having been replaced with another person reasonably acceptable to MPAC with an employment agreement on terms no less favorable to MPAC, subject to MPAC having used commercially reasonable efforts, in cooperation with USWS Holdings, to replace the applicable person.

USWS Holdings and Blocker Company Conditions
Under the Merger and Contribution Agreement, the obligations of USWS Holdings and the Blocker Companies to consummate the Business Combination are subject to the satisfaction (or waiver by USWS Holdings, to extent permitted by law) at or prior to the Closing of the following conditions:
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the representations and warranties of MPAC being true and correct, subject to the materiality standards contained in the Merger and Contribution Agreement;

•
material compliance by MPAC with its covenants to be performed at or prior to the Closing; and

•
the cancelation of founder shares and, if applicable, private placement warrants pursuant to the Sponsor Agreement having occurred, and our Sponsor’s waiver pursuant to Sponsor Agreement of any adjustment to the conversion ratio for the conversion of the founder shares to shares of Class A Common Stock being in effect (each as described under “— Related Agreement — Sponsor Agreement” below).

Representations and Warranties
The Merger and Contribution Agreement contains customary representations and warranties of the parties to other parties.
Representations and Warranties of the Blocker Companies
The Blocker Companies, severally and not jointly, made customary representations and warranties to MPAC relating to, among other things: organization; authority; no conflicts, consents or approvals; government approvals; title to Existing USWS Units; legal proceedings; brokers; absence of activities other than owning Existing USWS Units; capitalization; accredited investor status and investment intent of the Blocker Stockholders; tax matters; and employee matters.
Representations and Warranties of USWS Holdings
USWS Holdings made customary representations and warranties to MPAC relating to, among other things: organization; authority; no conflicts, consents or approvals; no defaults; government approvals; capitalization; accredited investor status and investment intent of the Non-Blocker USWS Members; subsidiaries and other investments; insurance; legal proceedings; compliance with laws and orders; anti-corruption and sanctions; financial statements; absence of certain changes or events, including a material adverse effect on USWS (as discussed below); no undisclosed liabilities; tax matters; material contracts; real and personal property; permits; environmental matters; compensation and benefits; employee and labor matters; related party transactions; brokers; information supplied for this proxy statement; intellectual property; customers and suppliers; capital expenditure commitments; and calculation of the Baseline Adjusted Net Debt Amount.
Certain representations and warranties of USWS Holdings are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. In addition, the representations and warranties of USWS Holdings include a representation that no material adverse effect has occurred with respect to USWS Holdings and its subsidiaries since December 31, 2017, the date of USWS’ most recent audited balance sheet. Because this representation will be brought down to Closing as described under “— Conditions to Closing of the Business Combination” above, it has the effect of making the absence of such a material adverse effect a condition to Closing. Under the Merger and Contribution Agreement, a “material adverse effect” for this purpose means any occurrence, condition, change, development, event, circumstance or effect that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the business, properties, assets, condition (financial or otherwise) or results of operations of USWS Holdings and its subsidiaries taken as a whole or (ii) prevents, materially delays or materially impairs the performance by USWS Holdings or any of the Blocker Companies of its obligations under the Merger and Contribution Agreement or the consummation of the Business Combination. However, in no event will any of the following, either alone or in combination with any other occurrence, condition, change, development, event, circumstance or effect, constitute a USWS material adverse effect pursuant to clause (i) above only: any occurrence, condition, change, development, event, circumstance or effect directly or indirectly resulting from (a) any change in economic conditions generally, including any change in markets for, or prices of, hydrocarbons or other commodities or supplies; (b) any change in general regulatory, social or political conditions, including any acts of war, sabotage or terrorist activities; (c) any change affecting the industry in which the USWS Holdings and its subsidiaries conduct their business; (d) any change in the financial, banking, credit, securities or capital markets (including any suspension of trading in, or limitation on prices for, securities on any stock exchange or any changes in interest rates) or any change in the general national or regional economic or financial conditions; (e) any change in any laws or GAAP; (f) any effects of weather (including any impact on customer use patterns), geological or meteorological events or other natural disaster; (g) any actions to be taken pursuant to the express terms of the Merger and Contribution Agreement, or taken at the request of or with the consent of MPAC; (h) the announcement or pendency of the Business Combination; and (i) any failure by USWS Holdings to meet internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (but not the events contributing to or causing such failure); but, any occurrence, condition, change, development, event, circumstance or effect referred to in clauses (a), (b), (c), (d), (e) or (f) above will be taken into account in determining whether a USWS material adverse effect has occurred or would reasonably be expected to occur to the extent that such occurrence, condition, change, development, event, circumstance or effect has a disproportionate effect on the business, assets, conditions (financial or otherwise) or results of operations of USWS Holdings and its subsidiaries compared to other participants in the industries in which USWS Holdings and its subsidiaries conduct their business.
Representations and Warranties of MPAC
MPAC made customary representations and warranties to relating to, among other things: organization; authorization; no conflicts; governmental approvals; capital structure; capitalization of Merger Sub; no undisclosed liabilities; SEC documents, internal controls; legal proceedings; compliance with laws and orders; brokers; Trust Account matters; information included in this proxy statement; absence of certain changes or events; no default; Nasdaq listing; Investment Company Act of 1940 status; tax matters; material contracts; employee matters; and accredited investor status and investment intent.
Letters of Transmittal; Representations and Warranties of the Blocker Stockholders and the Non-Blocker USWS Members
Pursuant to the Merger and Contribution, as a condition to their receipt of their shares of the USWS Owner Consideration at Closing, each of the Blocker Stockholders and the Non-Blocker USWS Members is required to deliver to MPAC and USWS Holdings, a letter of transmittal that, among other matters contains customary representations and warranties of each of them relating to among other things: organization; authority or capacity; no conflicts, consents or approvals; title to equity interests in the applicable Blocker Company or Existing USWS Units, as applicable; brokers; and accredited investor status and investment intent.
Covenants of the Parties
Covenants of USWS Holdings
USWS Holdings made certain covenants under the Merger and Contribution Agreement including, among others, the following:
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Subject to limited exceptions, during period between signing and Closing (the “interim period”), each of USWS Holdings and its subsidiaries (collectively, the “USWS Entities”) must (a) conduct its operations in the ordinary course of business and (b) use its commercially reasonable efforts to: (i) preserve intact its present business organization, (ii) maintain in effect its material contracts and permits, (iii) retain its current officers and key employees, (iv) preserve its relationships with its key customers and suppliers and others having a material business relationship with the USWS Entities, (v) preserve, maintain, and protect its material assets and (vi) maintain, with financially responsible insurance companies, insurance in such amounts and against such risks and losses as is maintained by it as of the date of the Merger and Contribution Agreement.

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Subject to limited exceptions, during the interim period, none of the USWS Entities will:

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amend or propose to amend its organizational documents;

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offer, issue, sell, grant or deliver, or authorize or propose to offer, issue, sell, grant or deliver, any equity interests in any USWS Entity or amend in any material respect any of the terms of any equity securities of any USWS Entity outstanding as of the date of the Merger and Contribution Agreement;

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split, combine, or reclassify any equity interests of any USWS Entity; declare, set aside or pay any dividends on, or make any other distribution in respect of, any equity interests of any USWS Entity, except for dividends and distributions by a direct or indirect wholly owned subsidiary of USWS Holdings to USWS Holdings or a direct or indirect wholly owned subsidiary of USWS Holdings; repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any equity interests of any USWS Entity; or adopt a plan of complete or partial liquidation or resolutions providing for or authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of any USWS Entity;

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create, incur, guarantee or assume any indebtedness or otherwise become liable or responsible for the obligations of any other person (other than any USWS Entity), other than borrowings under USWS’ existing credit agreement, purchase money credit or deferred purchase price credit extended to the USWS Holdings by vendors and suppliers, and financings in connection with the creation of special purpose vehicles to finance capital expenditures for new fleets, in each case, in the ordinary course of business consistent with past practices; or mortgage or pledge any material assets of the USWS Entities, or create any material lien thereon that is not released at or prior to Closing other than certain permitted liens;

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sell, or otherwise dispose of any of its assets, except (A) pursuant to existing material contracts, or the sale of obsolete assets and inventory of the USWS Entities in the ordinary course of business;

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sell, convey, transfer, assign, abandon, disclaim, or otherwise dispose of any material owned intellectual property, or grant any exclusive licenses to any material owned intellectual property other than in the ordinary course of business;

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acquire (by merger, consolidation, or acquisition of stock or assets or otherwise) any entity or other business organization or division thereof or all or any substantial part of the assets of any person or entity; form any joint venture or similar arrangement, other than the creation of special purpose vehicles to finance capital expenditures for new fleets; or make any loans, advances or capital contributions to, or investments in, any entity, except for loans, advances or capital contributions in the form of trade credit granted to customers in the ordinary course of business consistent with past practice;

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except with respect to an emergency, make or commit to make any capital expenditure other than (i) as contemplated by an agreed budget, (ii) maintenance expenditures in the ordinary course of business, (iii) capital expenditures as required by any governmental authority, or (iv) capital expenditures that do not exceed $7,500,000 in the aggregate;

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change in any material respect any of the financial accounting principles, practices or methods used by any USWS Entity, except for any change required by reason of a concurrent change in GAAP or statutory accounting requirements;

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enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement or closing agreement relating to any tax other than any customary tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to tax;

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change its tax accounting principles, methods or policies; make any material new tax election or change or revoke any existing material tax election; settle any material tax liability or compromise any material tax refund; file any amended tax return or claim for refund; or enter into any closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign law);

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settle or offer or propose to settle any legal proceeding (other than a proceeding related to taxes) against any USWS Entity unless such settlement (i) requires the payment of less than $1,000,000, which payment is made prior to Closing, (ii) involves the unconditional release of such USWS Entity with respect to the subject matter of the proceeding, (iii) does not impose any material obligations on any USWS Entity after the Closing and (iv) does not involve an admission of criminal wrongdoing by any USWS Entity;

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amend in any material respect, terminate or waive any material right under any material contract, other than contracts that terminate pursuant to their terms;

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amend or modify the agreed budget in any material respect or fail to make any capital expenditures contemplated by the budget; provided that any such capital expenditures, other than certain specified capital expenditures, may be accelerated or delayed if determined in good faith by the board of USWS Holdings, after consultation with MPAC, to be in the best interest of the applicable USWS Entity;

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except consistent with past practice and in the ordinary course of business or as required by applicable laws, grant any increases in the compensation (including bonuses) or benefits payable or to become payable to any of the directors, officers, employees or independent contractors of any USWS Entity; enter into any new, or amend any existing, employment, retention, change in control or severance or termination agreement with any currently existing director, officer, employee or independent contractor; terminate, establish or become obligated under any collective bargaining agreement; enter into any new, or amend any, benefit plan (other than amendments required by law); terminate the employment of any executive officer or management-level employee (except for a for-cause termination); or hire any executive officer or any other employee with an annual salary in excess of  $200,000;

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take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the Business Combination;

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enter into or amend the terms, in any material respect, of any related party transaction; or

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agree or commit to do any of the foregoing.

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Prior to the Closing and in connection with any financing activities of MPAC (including for these purposes the transactions contemplated by the Crestview Subscription Agreement and the PIPE Subscription Agreements and the reduction or minimization of exercises by MPAC public stockholders of redemption rights in connection with the Business Combination), subject to a limited indemnity from MPAC, USWS Holdings will use commercially reasonable efforts to provide to MPAC, and will use its commercially reasonable efforts to cause its representatives, including legal and accounting representatives, to provide, in each case at the USWS Holdings’ own expense (provided that, if the Closing occurs and any such expenses remain unpaid at Closing, such expenses will be payable out of MPAC’s available funds at Closing), all cooperation reasonably requested by MPAC that is customary in connection with completing any financing activities of MPAC, which commercially reasonable efforts will include, among other things, (i) furnishing MPAC reasonably promptly following MPAC’s request, with information regarding the USWS Entities (including information to be used in the preparation of one or more information packages regarding the business, operations, financial projections and prospects of the USWS Entities), to the extent reasonably available to the USWS Entities, (ii) causing the USWS Entities’ senior management and other representatives with appropriate seniority and expertise of the USWS Entities to participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead-arrangers, bookrunners or agents for, and prospective lenders of, such financing), presentations, due diligence sessions, drafting sessions and sessions with rating agencies in connection with such financing or maintenance activities, (iii) assisting with the preparation of materials for rating agency presentations, offering memoranda, and similar documents required in connection any such financing or maintenance activities, (iv) using commercially reasonable efforts to obtain legal opinions, auditor comfort letters and auditor consents reasonably requested by MPAC in order to consummate such financing or maintenance activities, (v) taking all corporate actions, subject to the occurrence of the Closing, reasonably requested by MPAC or any future or existing financing sources of MPAC or the USWS Entities to permit the consummation of such financing activities, (vi) assisting MPAC with the repayment, and release of any liens upon repayment, of any outstanding indebtedness of any USWS Entity and obtaining customary payoff letters with respect thereto, and (vii) cooperating with requests for due diligence to the extent customary and reasonable; provided, however, that no obligation of the USWS Entities under any agreement, certificate, document or instrument will be effective until the Closing and none of USWS Holdings or the Blocker Companies or any of their representatives will be required to pay any commitment or other fee or incur any other liability prior to Closing in connection with any financing activities (other than with respect to expenses incurred in accordance with the first sentence of this bullet point).
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During the interim period, USWS Holdings will not, and will cause the other USWS Entities and their respective affiliates and any of their and their affiliates’ representatives, not to, take any action, directly or indirectly, to initiate, solicit, facilitate or encourage, participate in any discussions or negotiations with, enter into any contract (including any letter of intent or confidentiality agreement), or furnish to any other person any information with respect to, any proposal from any person relating to an acquisition of any interests in the USWS Entities or all or substantially all of the assets of the USWS Entities. In addition, USWS Holdings will, and will cause the other USWS Entities, any of their respective affiliates and any of their and their affiliates’ representatives to, immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any person (other than MPAC and its affiliates) with respect to any of the foregoing.

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During the interim period, USWS will not permit any of the Blocker Companies or the Non-Blocker USWS Members to, and shall cause the Blocker Companies and the Non-Blocker USWS Members not to, effect any transfer of any Existing USWS Units except (i) pursuant to the Merger and Contribution Agreement, (ii) to another Blocker Company or Non-Blocker USWS Member or a Blocker Stockholder, (iii) to Crestview or any of its affiliates, (iv) a transfer of Existing USWS Units held by USWS Management Company to its members, or (v) with the prior written consent of MPAC (which consent shall not be unreasonably withheld, delayed or conditioned (it being agreed that such action shall not be deemed unreasonable if  (a) such transfer could reasonably be expected to delay or impair consummation of the Business Combination or (b) such action is required by the Crestview Subscription Agreement)).

Covenants of the Blocker Companies
Each Blocker Company made certain covenants under the Merger and Contribution Agreement including, among others, the following:
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During the interim period, subject to limited exceptions, each Blocker Company will not:

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sell, assign, transfer or otherwise dispose of any of the Existing USWS Units owned by it;

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create any lien on any of the Existing USWS Units owned by it;

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enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement or closing agreement relating to any tax other than any customary tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to tax;

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change its tax accounting principles, methods or policies; make any material new tax election or change or revoke any existing material tax election; settle any material tax liability or compromise any material tax refund; file any amended tax return or claim for refund; or enter into any closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign law);

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take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the Business Combination; or

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agree or commit to do any of the foregoing.

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During the interim period, each Blocker Company will be subject to the same non-solicitation provisions as those provided in the non-solicitation covenant of USWS Holdings described above.

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During the interim period, each Blocker Company will not permit any of its Blocker Stockholders to, and will cause its Blocker Stockholders not to, effect any transfer of any equity interests of such Blocker Company, except (i) pursuant to the Merger and Contribution Agreement, (ii) to another Blocker Stockholder or a Blocker Company or a Non-Blocker USWS Member, (iii) to Crestview or any of its affiliates, or (iv) with the prior written consent of MPAC (which consent shall not be unreasonably withheld, delayed or conditioned (it being agreed that such action shall not be deemed unreasonable if  (a) such transfer could reasonably be expected to delay or impair consummation of the Business Combination or (b) such action is required by the Crestview Subscription Agreement));

Covenants of MPAC
MPAC made certain covenants under the Merger and Contribution Agreement including, among others, the following:
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Subject to limited exceptions, during the interim period, none of MPAC or its subsidiaries will:

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amend or propose to amend its organizational documents, the trust agreement or any other agreement related to the Trust Account or the employment agreements entered into by MPAC with certain persons who will become officers of MPAC at Closing (as described in the section entitled “Executive Compensation”);

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offer, issue, sell, grant or deliver, or authorize or propose to offer, issue, sell, grant or deliver, any equity interests of MPAC or any of its subsidiaries, other than in connection with the Merger and Contribution Agreement, the Crestview Subscription Agreement and the PIPE Subscription Agreements;

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split, combine, or reclassify any equity interests of MPAC; declare, set aside or pay any dividends on, or make any other distribution in respect of, any outstanding equity interests of MPAC; repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any equity interests of MPAC, other than pursuant to an exercise of redemption rights by MPAC’s public stockholders and as contemplated by the Sponsor Agreement; or adopt a plan of complete or partial liquidation or resolutions providing for or authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of MPAC or any of its subsidiaries;

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other than in connection with the Business Combination, create, incur, guarantee or assume any debt or otherwise become liable or responsible for the obligations of any other person or entity;

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other than in connection with the Business Combination, acquire (by merger, consolidation, or acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, or other business organization or division thereof, form any joint venture or similar arrangement or exercise any rights under any existing joint venture or similar agreement, or make any loans, advances or capital contributions to, or investments in, any person or entity; or

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agree or commit to do any of the foregoing.

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As promptly as reasonably practicable after the date of the Merger and Contribution Agreement, but in any event within 10 business days following the date on which MPAC has received written notice from USWS Holdings that it believes the information required to be provided by the USWS Entities under the Merger and Contribution Agreement has been delivered to MPAC, MPAC will prepare and file with the SEC a proxy statement containing the information specified in Schedule 14A of the Exchange Act with respect to the transactions contemplated by the Merger and Contribution Agreement. MPAC will take, in accordance with applicable law, Nasdaq rules and the organizational documents of MPAC, all action necessary to call, hold and convene a special meeting of MPAC’s stockholders to consider and vote upon the Proposals as promptly as reasonably practicable after the filing of the proxy statement in definitive form with the SEC. Our board of directors will recommend in the proxy statement that MPAC’s stockholders approve the Proposals (the “Board’s Recommendation”). Notwithstanding the foregoing, at any time prior to obtaining the required stockholder approval at the special meeting, our board of directors may withdraw, modify or qualify in any manner the Board’s Recommendation (any such action a “Change in Recommendation”) if our board of directors shall have concluded in good faith, after consultation with its outside legal advisors and financial advisors, that a failure to make a Change in Recommendation would be inconsistent with its fiduciary duties under applicable law; provided, however, that our board of directors will not be entitled to exercise its rights to make such a Change in Recommendation unless (i) such Change in Recommendation is based upon a material intervening event that occurred during the interim period and information not available to MPAC’s board of directors at the date of the Merger and Contribution Agreement and (ii) MPAC has provided to USWS Holdings three business days’ prior written notice advising USWS Holdings that our board of directors intends to take such action and specifying the reasons therefor in reasonable detail.

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During the interim period, MPAC will immediately cease any existing discussions and negotiations with any third parties conducted prior to the date hereof with respect to any acquisition proposal. Also, MPAC will not directly or indirectly, through any controlled affiliate or any of its or their representatives initiate, solicit, facilitate or encourage, participate in any discussions or negotiations with, enter into any contract (including any letter of intent or confidentiality agreement), or furnish to any other person any information (other than information to or from any other person which is traditionally provided in the regular course of business to third parties where MPAC and its controlled affiliates or their representatives have no reason to believe that such information may be utilized to evaluate any such acquisition proposal) with respect to any acquisition proposal, or agree to, approve or recommend, any contract with respect to, any acquisition proposal.

Mutual Covenants
Each party made certain mutual covenants under the Merger and Contribution Agreement, including, among others, the following:
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Prior to Closing, each party will (and will cause its subsidiaries to) afford to the other parties and their representatives reasonable access, at reasonable times upon reasonable prior notice, to the officers, key employees, agents, properties, offices and other facilities of such party and its subsidiaries and to their books, records, contracts and documents and will furnish reasonably promptly to the other parties and its representatives information concerning its and its subsidiaries’ business, properties, contracts, records and personnel as may be reasonably requested by the other parties.

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Each of the parties will use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under any applicable laws to consummate and make effective the transactions contemplated by the Merger and Contribution Agreement, including (i) filing any notification and report forms required for the consummation of the transactions contemplated by the Merger and Contribution Agreement under the HSR Act within 15 business days after the date of the Merger and Contribution Agreement; and (ii) using commercially reasonable efforts to cause any applicable waiting period under the HSR Act with respect to the transactions contemplated by the Merger and Contribution Agreement to expire or terminate at the earliest time that is reasonably practicable and shall request “early termination” with respect to the waiting period under the HSR Act.
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Each party will, and will cause its subsidiaries to, (i) promptly inform the other parties of, and supply to the other parties, any communication (or other correspondence or memoranda) from or to, and any proposed understanding or agreement with, any governmental authority in connection with the Merger and Contribution Agreement or the transactions contemplated thereby; (ii) consult and cooperate in good faith with the other parties in connection with any filings, notifications, submissions, analyses, appearances, presentations, memoranda, briefs, arguments and opinions made or submitted by or on behalf of any party in connection with all meetings, actions, discussions and proceedings with governmental authorities, including, subject to applicable law, permitting the other parties to review in advance, and considering in good faith the views of the other party with respect to, any proposed written communication to any governmental authority and to promptly provide the other parties with copies of any communication to any governmental authority; (iii) use commercially reasonable efforts to comply, as promptly as reasonably practicable, with any requests received by a party or any of its subsidiaries under the HSR Act and any other applicable law for additional information, documents or other materials; (iv) give the other parties reasonable advance notice of its or its subsidiaries’ intention to participate in any meeting or telephone or other discussion with any governmental authority with respect to the transactions or any filings, investigations or inquiries made in connection with the transactions, and an opportunity to participate in such meeting or discussion; and (v) contest and resist any proceeding instituted (or threatened in writing to be instituted) by any governmental authority challenging the transactions as being in violation of any applicable law.

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Among other tax-related covenants, the parties will (i) cooperate, as and to the extent reasonably requested by the other parties, in connection with the filing of tax returns and any tax audit, litigation or other proceeding and (ii) report the transactions contemplated by the Merger and Contribution Agreement consistently with the tax treatment of the transactions specified in the Merger and Contribution Agreement.

Transaction Expenses
Except as otherwise expressly provided in the Merger and Contribution Agreement, each party will pay its own costs and expenses incurred in anticipation of, relating to and in connection with the negotiation and execution of the Merger and Contribution Agreement and the transactions contemplated thereby. However, if the Closing occurs, such expenses incurred by USWS Holdings will be paid out of MPAC’s available funds at Closing.
Survival of Representations, Warranties and Covenants
Except for certain covenants to be performed after the Closing, the representations, warranties and covenants of the parties contained in the Merger and Contribution Agreement will not survive the Closing. However, if MPAC elects to purchase a representation and warranty insurance policy covering certain fundamental representations and warranties of the Blocker Companies, those representations and warranties of the Blocker Companies will survive the Closing solely for purposes of such representation and warranty insurance policy. After the Closing, no party to the Merger and Contribution Agreement will have any liability to any other party, except in the case of fraud or with respect to claims related to covenants which survive the Closing.
Release of Claims
Under the Merger and Contribution Agreement, each of USWS Holdings and the Blocker Companies will waive and release, effective as of the Closing, on behalf of itself and each of their respective past, present and future stockholders, partners, members and representatives and each of their respective successors and assigns (collectively, its “Related Persons”), to the fullest extent permitted by law, any and all proceedings, causes of action, damages, judgments, liabilities and rights against the USWS Entities that any of them has ever had, may now or hereafter have arising from facts, occurrences or circumstances existing at or prior to the Closing, in each case, relating to the USWS Entities or their business, including pursuant to USWS Holdings’ existing limited liability company agreement (and any breaches thereof), pursuant to the Merger and Contribution Agreement, whether in law or in equity, in contract, in tort or otherwise, including any claims to any additional interests in the USWS Entities or any distributions or payments (as consideration of services or otherwise) from the USWS Entities by reason of any matter other than obligations arising under the covenants that expressly surviving Closing (the “USWS Party Released Claims”). Further, each of USWS Holdings and the Blocker Companies will not, and will cause its Related Persons not to, assert any proceeding against MPAC or any of its Related Persons with respect to the USWS Party Released Claims. The Blocker Stockholders and the Non-Blocker USWS Members will agree to similar releases in the letters of transmittal required to be delivered by them to MPAC and USWS Holdings as a condition to their receipt of their share of the USWS Owner Consideration at Closing.
In addition, pursuant to the Merger and Contribution Agreement, MPAC will waive and release, effective as of the Closing, on behalf of itself and its Related Persons, to the fullest extent permitted by law, any and all proceedings, causes of action, damages, judgments, liabilities and rights against USWS Holdings, the Blocker Companies and their respective Related Persons that MPAC or its Related Persons has ever had, may now or hereafter have arising from facts, occurrences or circumstances existing at or prior to the Closing, in each case, relating to the ownership by USWS Holdings, any Blocker Company and its Related Persons of a USWS Entity or the business of a USWS Entity, including pursuant to the respective organizational documents thereof or predecessor agreements thereto (and any breaches thereof), whether in law or in equity, in contract, in tort or otherwise (the “MPAC Released Claims”). Further, MPAC will not, and will cause its Related Persons not to, assert any proceeding against USWS Holdings, any Blocker Company or its Related Persons with respect to the MPAC Released Claims.
Termination
The Merger and Contribution Agreement may be terminated by mutual written consent of MPAC and USWS Holdings or by either MPAC or USWS Holdings if  (i) the Closing does not occur by December 31, 2018 (the “Outside Date”) or (ii) consummation of the Business Combination is prohibited by law.
MPAC may terminate the Merger and Contribution Agreement if USWS Holdings or any Blocker Company has breached any of its representations, warranties, covenants or other agreements set forth in the Merger and Contribution Agreement and such breach (i) would or does result in the failure to fulfill any condition to Closing set forth in the Merger and Contribution Agreement and (ii) has not been cured by the earlier of  (x) 30 days following written notice from MPAC of such breach and (y) the Outside Date.
USWS Holdings may terminate the Merger and Contribution Agreement if  (i) MPAC has breached any of its representations, warranties, covenants or other agreements set forth in the Merger and Contribution Agreement and such breach (a) would or does result in the failure to fulfill any condition to Closing set forth in the Merger and Contribution Agreement and (b) has not been cured by the earlier of (x) 30 days following written notice from MPAC of such breach and (y) the Outside Date or (ii) our board of directors has made a Change in Recommendation.
None of the parties to the Merger and Contribution Agreement is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Merger and Contribution Agreement.
Amendments
The Merger and Contribution Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties thereto.

Closing of the Business Combination
The Closing will take place at 9:00 a.m., Houston, Texas time, on the fifth business day after the satisfaction or (to the extent permitted by applicable law) waiver in accordance with the Merger and Contribution Agreement of all of the conditions to Closing set forth therein (other than any conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of those conditions) or on such other date and at such other time as MPAC and USWS Holdings may agree in writing.
Related Agreements
This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to or in connection with the transactions contemplated by the Merger and Contribution Agreement, which we refer to as the “Related Agreements,” but does not purport to describe all of the terms thereof. The Related Agreements include:
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the Sponsor Agreement, a copy of which is attached to this proxy statement as Annex B;

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the Crestview Subscription Agreement, a copy of which is attached to this proxy statement as Annex C;

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the PIPE Subscription Agreements, a copy of the form of which is attached to this proxy statement as Annex D;

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the A&R USWS LLC Agreement, a copy of the form of which is attached to this proxy statement as Annex F; and

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the A&R Registration Rights Agreement, a copy of the form of which is attached to this proxy statement as Annex E.

The descriptions below are qualified by reference to the actual text of these agreements. Stockholders are encouraged to read the Related Agreements in their entirety.
Sponsor Agreement
In connection with its entry into the Merger and Contribution Agreement, MPAC entered into a Sponsor Agreement (referred to in this proxy statement as the “Sponsor Agreement”), dated as of July 13, 2018, with USWS Holdings, our Sponsor and, solely for purposes described therein, Cantor.
Pursuant to the Sponsor Agreement, our Sponsor agreed that 2,000,000 of the founder shares held by our Sponsor will be forfeited and canceled at Closing for no consideration, prior to the conversion of the founder shares into shares of Class A Common Stock at Closing pursuant to the terms of our Charter. The number of founder shares subject to such forfeiture and cancelation may be increased pursuant to the terms of the Sponsor Agreement as follows (with the number of founder shares to be canceled rounded up or down to the nearest whole number of shares after giving effect to all of the following):
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If MPAC’s available funds at closing are less than $325,000,000, a number of founder shares will be canceled equal to the sum of:

(1)
2,000,000 multiplied by a fraction (a) the numerator of which is the amount of MPAC’s available funds at Closing and (b) the denominator of which is $325,000,000; and

(2)
(a) (i) 8,125,000 (which is the number of founder shares currently held by our Sponsor) minus (ii) the number of founder shares determined pursuant to clause (1) above multiplied by (b) a fraction (i) numerator of which is the amount by which MPAC’s available funds at Closing are less than $325,000,000 and (ii) the denominator of which is $325,000,000.

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If Crestview purchases any shares of Class A Common Stock pursuant to its backstop commitment under the Crestview Subscription Agreement, then, in addition to the founder shares canceled as described above, a number of founder shares will be canceled equal to (1) the number of Drawn Shares issued to Crestview multiplied by (2) 0.7222. See “— Crestview Subscription Agreement” below. The effect of the cancelation of these additional founder shares, together with the corresponding adjustment to the USWS Owner Consideration described under

“— Consideration to Be Received in the Business Combination — USWS Owner Consideration” above, is that the dilution resulting from any issuance of Drawn Shares to Crestview will be borne in part by the Blocker Stockholders and the Non-Blocker USWS Members and in part by our Sponsor but will not be borne by our public stockholders, Crestview or the PIPE Investors.
Also pursuant to the Sponsor Agreement, our Sponsor and Cantor agreed that an aggregate of 2,000,000 private placement warrants held by them will be forfeited and canceled at Closing for no consideration. However, the Sponsor Agreement provides that the number of private placement warrants to be forfeited by our Sponsor and Cantor will be reduced by the number of private placement warrants transferred by our Sponsor and Cantor to Crestview pursuant to the terms of the Crestview Subscription Agreement, as described under “— Crestview Subscription Agreement” below. Because our Sponsor and Cantor have agreed to transfer an aggregate of 7,250,000 private placement warrants to Crestview pursuant to the Crestview Subscription, we expect that no private placement warrants will be forfeited and canceled at Closing pursuant to the Sponsor Agreement.
Our Sponsor also agreed to waive any adjustment to the conversion ratio in connection with the conversion of the founder shares to shares of Class A Common Stock at Closing that otherwise might result from the transactions contemplated by the Crestview Subscription Agreement and the PIPE Subscription Agreements pursuant to the terms of our Charter.
In addition, our Sponsor agreed to certain restrictions on transfer of the shares of Class A Common Stock issuable upon conversion of the founder shares at Closing pursuant to the terms of the Charter, including that 1,000,000 of those shares, reduced proportionately to the extent that MPAC’s available funds at Closing are less than $325,000,000, may not be transferred, subject to certain exceptions, until the earlier of  (i) the date on which the closing price of the Class A Common Stock has equaled or exceeded $12.00 for any 20 trading days within any 30 trading-day period and (ii) the fifth anniversary of the Closing Date.
Our Sponsor also agreed to vote all shares of Class F Common Stock held by it in favor of approval of each of the Proposals described in this proxy statement to be submitted to a vote of MPAC’s stockholders at the special meeting.
Crestview Subscription Agreements
In connection with its entry into the Merger and Contribution Agreement, MPAC entered into a Subscription Agreement (referred to in this proxy statement as the “Crestview Subscription Agreement”), dated as of July 13, 2018, with our Sponsor, Cantor, Crestview and Crestview VCOC.
Under the Crestview Subscription Agreement, (i) Crestview agreed to purchase from MPAC contemporaneously with the Closing, for an aggregate purchase price of  $90,000,000, an aggregate of 9,000,000 shares of Class A Common Stock plus the Additional Shares (as defined below) related to Crestview’s agreement to provide the backstop commitment referred to below, (ii) our Sponsor agreed to transfer and assign to Crestview at Closing 6,782,258 private placement warrants, and (iii) Cantor agreed to transfer and assign to Crestview at Closing 467,742 private placement warrants (together, the “Transferred Warrants”). The “Additional Shares” are 900,000 shares of Class A Common Stock that, together with the Transferred Warrants, relate to Crestview’s agreement to provide the $90,000,000 backstop commitment described below.
Also pursuant to the Crestview Subscription Agreement, MPAC granted to Crestview an option to purchase up to an additional 10,000,000 shares of Class A Common Stock from MPAC at a purchase price of  $10.00 per share. The option may be exercised by Crestview, in whole or in part, on or before the second business day prior to Closing. If the Crestview exercises the option, closing of the purchase and sale of the shares as to which it is exercised will occur contemporaneously with the Closing, except that, if the Closing occurs prior to October 12, 2018 (or such other date as mutually agreed to by MPAC and Crestview), closing of the purchase and sale of the option shares will occur on October 12, 2018 (or such other date as mutually agreed to by MPAC and Crestview).
The Crestview Subscription Agreement also provides that Crestview will purchase from MPAC at Closing the Backstop Shares (as defined below) and the Drawn Shares (as defined below) for a purchase price equal to the Backstop Share Amount (as defined below). “Backstop Share Amount” means an amount equal to the lesser of  (i) $90,000,000 and (ii) $280,000,000 less MPAC’s available funds at Closing (before giving effect to the purchase of any Backstop Shares and Drawn Shares) (the “Backstop Share Amount”). “Backstop Shares” means a number of shares of Class A Common Stock that is equal to the Backstop Share Amount divided by $10.00. “Drawn Shares” means a number of shares of Class A Common Stock equal to 0.15 multiplied by number of the Backstop Shares. The dilution resulting from any issuance of Drawn Shares will be borne in part by the Blocker Stockholders and the Non-Blocker USWS Members (by means of a downward adjustment to the USWS Owner Consideration pursuant to the Merger and Contribution Agreement) and in part by our Sponsor (by means of the cancelation of additional founder shares pursuant to the Sponsor Agreement) but will not be borne by our public stockholders, Crestview or the PIPE Investors. If the Backstop Share Amount is zero or less than zero, no shares of Class A Common Stock will be purchased and sold pursuant to the provisions of the Crestview Subscription Agreement described in this paragraph.
Closing of the transactions contemplated by the Crestview Subscription Agreement is conditioned upon the satisfaction of all conditions precedent to the Closing set forth in the Merger and Contribution Agreement and other customary conditions.
The Crestview Subscription Agreement provides that Crestview VCOC will be entitled to designate for nomination by MPAC for election (i) two directors to serve on our board of directors so long as Crestview beneficially owns at least 14.3% of the outstanding shares of Class A Common Stock, one of whom must qualify as an independent director pursuant to Nasdaq rules, and (ii) one director so long as Crestview beneficially own at least 5% and less than 14.3% of the outstanding shares of Class A Common Stock.
The Crestview Subscription Agreement provides that all reasonable costs and expenses, including fees and disbursements of counsel and environmental consultants, incurred by Crestview and Crestview VCOC in connection with the Crestview Subscription Agreement and the transactions contemplated thereby will be paid by MPAC.
PIPE Subscription Agreements
In connection with its entry into the Merger and Contribution Agreement, MPAC entered into Subscription Agreements (referred to in this proxy statement as the “PIPE Subscription Agreements”), each dated as of July 13, 2018, with certain institutional investors (referred to in this proxy statement as the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase from MPAC, concurrently with the Closing, an aggregate of 4,500,000 shares of Class A Common Stock for aggregate consideration of  $45,000,000. Closing of the issuance of the shares of Class A Common Stock pursuant to the PIPE Subscription Agreements is conditioned upon the satisfaction of all conditions precedent to the Closing set forth in the Merger and Contribution Agreement and other customary conditions.
The PIPE Subscription Agreements provide that MPAC will register the resale of the shares of Class A Common Stock issued thereunder pursuant to a registration statement to be filed with the SEC within 30 days after Closing.
Amended and Restated Limited Liability Company Agreement of USWS Holdings
Following completion of the Business Combination, we will operate our business through USWS Holdings and its subsidiaries, including USWS. At the Closing, MPAC and the Non-Blocker USWS Members will enter into an Amended and Restated Limited Liability Company Agreement of USWS Holdings (referred to in this proxy statement as the “A&R USWS LLC Agreement”), which will set forth, among other things, the rights and obligations of the members of USWS Holdings.
Sole Manager.   Under the A&R USWS LLC Agreement, USWS Holdings will be managed by a sole manager, and MPAC will be the sole manager of USWS Holdings effective at Closing. As the sole manager, MPAC will be able to control all of the day-to-day business affairs and decision-making of USWS Holdings without the approval of any member, unless otherwise stated in the A&R USWS LLC Agreement. For example, the sole manager cannot take any action that would result in the failure of USWS Holdings to be classified as a partnership for U.S. federal income tax purposes without the approval of the members. As the sole manager, MPAC, through its officers and directors, will be responsible for all operational and administrative decisions of USWS Holdings and the day-to-day management of the business of USWS

Holdings and its subsidiaries, including USWS. Pursuant to the terms of the A&R USWS LLC Agreement, after the Closing, the sole manager of USWS Holdings will be elected annually by vote or written consent of the holders of a majority of the outstanding New USWS Units, and the sole manager may be removed as the sole manager only by vote or written consent of the holders of a majority of the outstanding New USWS Units. Because MPAC will own a majority of the outstanding New USWS Units, MPAC will be able to elect the sole manager without the vote or consent of any other member of USWS Holdings, and the other members of USWS Holdings will not be able to remove MPAC as the sole manager. MPAC intends to use its majority ownership of the outstanding New USWS Units to ensure that it will remain the sole manager for so long as it owns an interest in USWS Holdings. Subject to limited exceptions, MPAC generally may not transfer or assign its interests USWS Holdings.
Compensation; Reimbursement.   MPAC will not be entitled to compensation for its services as manager of USWS Holdings but will be entitled to reimbursement by USWS Holdings for any reasonable out-of-pocket expenses incurred on behalf of USWS Holdings, including all of our fees, expenses and costs of being a public company (including public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, SEC and FINRA filing fees and offering expenses) and maintaining our corporate existence.
Distributions.   The A&R USWS Holdings LLC Agreement will provide that distributions may be made by USWS Holdings to its members on a pro rata basis out of funds legally available therefor as determined by MPAC, as manager. In addition, the A&R USWS LLC Agreement generally will require USWS Holdings to (i) make pro rata distributions to its members, including MPAC, on a quarterly basis in an amount at least sufficient to allow MPAC to pay its taxes and (ii) make tax advances to any member, other than MPAC, based on an assumed tax rate and certain other assumptions, to the extent the aggregate distributions received in the foregoing clause (i), combined with any other distributions received, by such member are insufficient to permit such member to pay its cumulative federal, state and local income tax liability with respect to USWS Holdings.
New USWS Unit Exchange Right.   The A&R USWS Holdings LLC Agreement will provide that, subject to certain conditions and limitations, holders of New USWS Units, other than MPAC, will have the right to exchange their New USWS Units (and a corresponding number of shares of Class B Common Stock) for shares of Class A Common Stock at an exchange ratio of one share of Class A Common Stock for each New USWS Unit (and corresponding share of Class B Common Stock) exchanged, subject to conversion rate adjustments for stock splits, stock dividends and reclassifications. At our election, USWS Holdings may give an exchanging holder of a New USWS Units, instead of shares of Class A Common Stock, cash in an amount equivalent to the market value of such shares of Class A Common Stock. We will be obligated to facilitate an exchange for Class A common stock through a contribution of Class A Common Stock to USWS Holdings, or, alternatively, we will have the right to acquire the subject New USWS Units and corresponding shares of Class B Common Stock from the exchanging holders of New USWS Units by paying, at our option, either (i) the number of shares of Class A Common Stock such exchanging holder would have received in the proposed exchange or (ii) cash in an amount equivalent to the market value of such shares of Class A Common Stock.
Holders of New USWS Units will not be permitted to exercise their exchange rights prior to the first anniversary of the Closing Date, except that each Non-Blocker USWS Member and its permitted transferees will be permitted to exchange up to 50% of the number of New USWS Units issued to such Non-Blocker USWS Member at Closing on or after the day that is 180 days after the Closing Date solely for purposes of selling the shares of Class A Common Stock issuable on such exchange in an underwritten public offering.
As holders of New USWS Units exercise their exchange rights, MPAC’s economic interest in USWS Holdings will be correspondingly increased and the number of shares of Class B Common Stock outstanding will be correspondingly reduced.
MPAC Change of Control.   The A&R USWS Holdings LLC Agreement will provide that, in connection with the occurrence of a “change of control” (as defined below) of MPAC, MPAC will have the right to require each holder of New USWS Units (other than MPAC) to effect an exchange of some or all of such holders New USWS Units and a corresponding number of shares of Class B Common Stock, in each case, effective immediately prior to the consummation of the change of control. From and after the date of such exchange, the New USWS Units and shares of Class B Common Stock subject to such exchange will be deemed to be transferred to MPAC and each such holder of New USWS Units will cease to have any rights with respect to the New USWS Units and shares of Class B Common Stock subject to such exchange (other than the right to receive shares of Class A Common Stock pursuant to such exchange).
A “change of control” of MPAC will be deemed to have occurred if: (i) both MPAC’s stockholders and board of directors approve the sale, lease or transfer of all or substantially all of MPAC’s assets (determined on a consolidated basis) to any person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act), and such sale, lease or transfer is consummated, (ii) both MPAC’s stockholders and board of directors approve a merger or consolidation of MPAC with any other person (other than a merger or consolidation in which MPAC’s voting securities outstanding immediately prior to such merger or consolidation continue to represent in excess of 50% of MPAC’s or the surviving entity’s total voting securities following such merger or consolidation ), and such merger or consolidation is consummated, or (iii) subject to certain exceptions, there has been an acquisition by any person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership of in excess of 50% of MPAC’s voting securities, and such acquisition is recommended or approved by MPAC’s board of directors or determined by MPAC’s board of directors to be in the best interest of MPAC and its stockholders.
Maintenance of One-to-One Ratios.   The A&R USWS LLC Agreement will include provisions intended to ensure that MPAC at all times maintains a one-to-one ratio between (i) the number of outstanding shares of MPAC’s common stock (other than Class B Common Stock) and the number of New USWS Units owned by MPAC (subject to certain exceptions for certain rights to purchase MPAC equity securities under a “poison pill” or similar stockholder rights plan, if any, certain convertible or exchangeable securities issued under MPAC’s equity compensation plans and certain equity securities issued pursuant to MPAC’s equity compensation plans (other than a stock option plan) that are restricted or have not vested thereunder) and (ii) the number of outstanding shares of our Class B Common Stock and the number of outstanding New USWS Units held by persons other than MPAC. This construct is intended to result in holders of New USWS Units (other than MPAC) having a voting interest in MPAC that is identical to their economic interest in USWS Holdings.
Duties of Manager; Indemnification and Exculpation.   The A&R USWS Holdings LLC Agreement will provide that MPAC, as the sole manager of USWS Holdings, generally will have the same fiduciary duties to USWS Holdings and its members as are owed to a corporation organized under Delaware law and its stockholders by its directors. The A&R USWS Holdings LLC Agreement also will provide for indemnification of the sole manager, the members, including MPAC, and officers of USWS Holdings to the fullest extent permitted by law, subject to a good-faith standard.
A&R Registration Rights Agreement
Concurrently with the Closing, MPAC, our Sponsor, Cantor, the Blocker Stockholders, the Non-Blocker USWS Members and Crestview will enter into an Amended and Restated Registration Rights Agreement (referred to in this proxy statement as the “A&R Registration Rights Agreement”). The A&R Registration Rights Agreement will amend, restate and replace the registration rights agreement entered into by MPAC with our Sponsor and Cantor in connection with our IPO, in order to provide substantially similar registration rights to each of our Sponsor, Cantor, the Blocker Stockholders, the Non-Blocker USWS Members and Crestview, pursuant to which MPAC will be required to register for resale shares of Class A Common Stock held by those parties upon Closing or issuable upon the future exercise of private placement warrants or upon the future exchange of New USWS Units and shares of Class B Common Stock as well as the private placement warrants held by these parties, in each case held by them upon Closing (collectively, “Registrable Securities”).
MPAC will be required to, within 30 days after consummation of the Business Combination, file a registration statement registering the resale of all of the Registrable Securities. In addition, if an underwritten offering is reasonably expected to result in gross proceeds of at least $25 million, (i) our Sponsor and Cantor will be entitled to demand three underwritten offerings, (ii) the Blocker Stockholders and Non-Blocker USWS Members collectively will be entitled to demand five underwritten offerings and

(iii) Crestview will be entitled to demand three underwritten offerings with respect to their Registrable Securities. The holders of Registrable Securities also will also have certain “piggy-back” rights with respect to underwritten offerings initiated by MPAC or other MPAC stockholders.
We will be required to bear all expenses incurred in connection with the filing of any such registration statements and any such offerings, other than underwriting discounts and commission on the sale of Registrable Securities and the fees and expenses of counsel to holders of Registrable Securities. The A&R Registration Rights Agreement also will include customary provisions regarding indemnification and contribution.
The A&R Registration Rights Agreement also provides that, subject to certain exceptions, the Blocker Stockholders and the Non-Blocker USWS Members will not transfer the shares of Class A Common Stock, New USWS Units or shares of Class B Common issued to them in the Business Combination, as well as the shares of Class A Common Stock issuable upon exchange of such New USWS Units, prior to the first anniversary of the Closing Date, except that up to 50% of the such shares of Class A Common Stock held or acquirable on exchange by each such person and its permitted transferees may be transferred in an underwritten public offering on or after the date that is 180 days after the Closing Date.
Background of the Business Combination
MPAC is a blank check company that was formed in Delaware on March 10, 2016, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The proposed Business Combination with USWS is the result of an extensive search for a potential transaction utilizing the network and investing and operating experience of our management team, our board of directors and our external advisors. The following is a description of the background of the negotiations of the Merger and Contribution Agreement, the Business Combination and related agreements and transactions.
We identified the following general criteria and guidelines and sought to evaluate companies that we believed:
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were underperforming as a result of market conditions driven by commodity supply/demand imbalances or periods of regulatory uncertainty such as companies with exposure to or operating in the commodity and specialty chemicals, exploration and production, metals and mining, materials, power generation, transportation and infrastructure, refining, financial institutions, specialty lending, healthcare or insurance sectors;

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exhibited intrinsic value that was underappreciated or misvalued as a result of financial, operational or industry conditions that would be considered abnormal or transitory based on our industry specific due diligence and experience;

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offered attractive risk-adjusted equity returns for our stockholders;

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needed growth capital to accelerate business transformation, production or other strategic growth opportunities such as acquisitions; and

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had equity owners that were not looking to sell their equity but rather roll their equity and continue to participate in the next phase of equity value creation.

These criteria were not intended to be exhaustive, and any evaluation relating to the merits of a particular initial business combination were based, to the extent relevant, on these general guidelines as well as other considerations, factors and criteria that our management team deemed relevant.
We completed our IPO on March 15, 2017. Prior to the consummation of the IPO, none of MPAC, its officers or directors, its Sponsor or anyone acting on behalf of any of them contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with MPAC.
Beginning on the closing date of our IPO, MPAC began to search for business combination candidates. As part of the search process, representatives of MPAC contacted, and were contacted by, a number of individuals and entities with respect to business combination opportunities. Using MPAC’s management’s extensive network developed over 23 years of continuous investing experience, MPAC and its Sponsor reached out to its outside advisors including investment bankers, lawyers, accountants, consultants, former corporate executive teams and institutional investors.
During this initial phase of the search process MPAC elected to prioritize the oil and gas industry over other sector opportunities. This decision was made due to the belief that (i) the sector was in the early stages of a recovery from oil’s steep price decline in 2014 to 2016, (ii) financial distress prevalent in the sector created many target recapitalization opportunities, (iii) other blank check companies were having success transacting in the energy sector and (iv) our management had prior experience investing in related sectors.
During the search process we developed a list and engaged with more than 90 businesses or their advisors, signed confidentiality agreements with over 35 potential targets and performed diligence on many of these potential targets. We submitted term sheets for potential combination transactions to approximately 15 businesses. MPAC did not ultimately pursue a transaction with these other potential targets for a variety of reasons, including (i) a determination that the potential target did not meet one or more of MPAC’s investment criteria, (ii) legal, contractual or structural impediments to completing a transaction with the potential target or (iii) a determination that a transaction with the potential target on terms acceptable to MPAC could not be, or was unlikely to be reached, as well as MPAC’s determination that a business combination with USWS provided a superior opportunity compared to potential alternatives.
In early to mid-May 2017, at the suggestion of one of our directors, David L. Treadwell, who had been appointed to the board of managers of USWS Holdings in connection with USWS’ restructuring in February 2017, Peter Schoels, one of our other directors, had a phone conversation with Kyle O’Neill, another member of the USWS Holdings board. Mr. O’Neill served on the USWS Holdings board as a representative of an affiliate of The TCW Group, Inc. (“TCW”), which owns the largest equity position in USWS Holdings. They discussed the recent closing of our IPO and Mr. O’Neill provided Mr. Schoels with an overview of USWS’ business and restructuring and told him that USWS had not undertaken a sale process, and a potential transaction with a blank check company was not of interest to USWS. There was no further contact between MPAC and USWS until January 2018.
On May 26, 2017, USWS engaged Piper Jaffray & Co.’s Simmons & Company International division (“Simmons”) to act as its financial advisor to evaluate strategic opportunities, and Simmons undertook a targeted marketing process to sell the USWS business. After conducting the marketing process and USWS not having received any acceptable offers resulting in a successful transaction, in early 2018 USWS asked Simmons to consider other alternatives including an equity capital raise or partnering with a blank check company.
On January 29, 2018 Nate Brawn, MPAC’s Chief Operating Officer until his resignation effective April 1, 2018, spoke by telephone to Mr. O’Neill and representatives of Simmons, who indicated that USWS may desire further conversations. Mr. O’Neill indicated the hydraulic fracturing market had turned around nicely, but they were still looking for equity to deleverage and secure additional equity for growth. On that day, Simmons provided a form of confidentiality agreement to MPAC to facilitate further conversations.
On February 7, 2018, MPAC and USWS entered into the confidentiality agreement, and Simmons sent MPAC the USWS confidential information memorandum (“CIM”) used in the strategic process conducted by Simmons. Between February 7 and February 20, 2018, MPAC representatives performed high level valuation work and financial modeling, including a review of comparable company trading multiples and a review of the CIM.
On February 20, 2018, MPAC representatives conducted an internal conference call to discuss USWS relative to other opportunities in which MPAC was actively engaged. On this call, MPAC reviewed the USWS business and its operations and its recent conversations with Simmons. MPAC discussed USWS’ financial results for 2017 and projections for 2018 included in the CIM and valuation levels based upon comparable company trading multiples of enterprise value (EV)/EBITDA and EV/HHP. At this time, MPAC reached a preliminary conclusion that there was not enough information in the CIM for MPAC to fully evaluate accretive uses by USWS of the potential significant equity investment. After the internal call, a representative of MPAC contacted Simmons and relayed MPAC’s conclusion and asked Simmons to discuss incremental growth opportunities if USWS were funded by significant additional equity.

On February 27, 2018, representatives of MPAC, including Greg Ethridge, MPAC’s President, and Mr. Brawn, had a follow-up conference call with Mr. Broussard, Matt Bernard, USWS’ Chief Financial Officer, and representatives of Simmons in response to our request from February 20, 2018 described above. On this call, the participants reviewed materials prepared by Simmons covering actionable, near-term growth opportunities, including new contract and fleet opportunities, and discussed valuations based upon comparable company trading multiples to EV/HHP and EV/2018E EBITDA.
Following these calls, on March 5, 2018, MPAC had an internal conference call on which Mr. Ethridge and Mr. Brawn reviewed what was learned on February 27 from Simmons and USWS management with David J. Matlin, Chairman of the Board and Chief Executive Officer of MPAC, Mr. Schoels and Kenneth Campbell, a member of MPAC’s board. At the conclusion of this call, MPAC decided to submit a term sheet to USWS. On March 7, 2018, MPAC submitted to Simmons a term sheet that contemplated a pre-money total enterprise value of USWS and its assets of  $575 million to $625 million.
On March 7, 2018, Mr. Ethridge, Mr. Schoels, Mr. Brawn and MPAC advisors spoke by telephone with representatives of Simmons to discuss the term sheet sent by MPAC to USWS earlier that day. Mr. Brawn also shared a transaction timeline with representatives of Simmons.
On March 27, 2018, Mr. Ethridge, Mr. Schoels, Mr. Brawn and other representatives of MPAC met with Mr. Broussard, Mr. Bernard, Nate Houston, USWS’ Chief Operating Officer, Mr. O’Neill, other representatives of USWS and representatives of Simmons at Simmons’ offices in Houston. At this meeting, members of management of USWS gave a presentation to the MPAC team regarding USWS’ business, history, operations, strategy and growth prospects. This meeting was followed by a dinner attended by the same MPAC and USWS representatives, at which the representatives discussed additional matters related to USWS’ business, MPAC’s history and a potential transaction, among other matters.
On March 28, 2017, representatives of MPAC conducted a site visit to USWS’ operations in San Angelo, Texas in the Southern Midland Basin.
On April 6, 2018, Simmons began providing representatives of MPAC and its advisors with access to a virtual data room established by Simmons to provide due diligence materials regarding USWS. Representatives of MPAC and its advisors then began conducting due diligence regarding the business and affairs of USWS through the virtual data room, telephone calls and other exchanges of information, which continued throughout the process leading up to the execution of the Merger and Contribution Agreement
Also on April 6, 2018, Mr. Ethridge, Mr. Schoels, Mr. Brawn and advisors to MPAC had a conference call with Simmons, Mr. O’Neill, Mr. Bernard and Chris Wirtz, USWS’ controller, to review USWS’ financial projections and related assumptions.
Also on April 6, 2018, MPAC engaged Bracewell LLP (“Bracewell”) as legal counsel to MPAC in connection with a potential transaction with USWS.
On April 11, 2018, representatives of MPAC (including Mr. Ethridge and Mr. Schoels), Mr. O’Neill and representatives of Simmons had a conference call to discuss the USWS capital structure.
On April 12, 2018 Mr. Ethridge had a conference call with representatives of Simmons to discuss process, next steps, MPAC’s desire for a follow-up meeting with USWS management and timing for delivery of a draft letter of intent (“LOI”) outlining the principal terms for a potential business combination between MPAC and USWS. The same day, a meeting between representatives of MPAC, USWS and Simmons to discuss the potential transaction was confirmed in New Orleans for the following week.
On April 13, 2018, MPAC sent to Simmons and USWS Holdings’ legal counsel, Winston & Strawn LLP (“Winston”), an initial draft LOI prepared by Bracewell. The draft LOI contemplated a pre-money total enterprise value ascribed to USWS ranging from $575 million to $625 million, on a debt free and cash free basis with normalized working capital, with consideration to the members of USWS Holdings being in the form of equity but with the potential for the members of USWS Holdings to elect to receive a portion of the consideration in cash. The draft LOI contemplated that, among other terms, (i) the parties would work together to structure the transaction in a tax efficient manner (believing that an “Up-C” structure may be desirable), (ii) closing of a transaction would be subject to a condition that MPAC’s available funds at closing would be at least $280 million, (iii) the representations and warranties of the parties would survive closing for a period of time to be agreed by the parties, (iv) a portion of the consideration to the USWS Holdings members would be escrowed for the purposes of satisfaction indemnity claims for breaches of representations and warranties of USWS Holdings for a periods and in amount to be agreed by the parties, (v) existing management would continue under agreed employment contracts and management incentives, (vi) the MPAC Board would expand to seven members, with two representatives proposed by MPAC and five proposed by USWS, and (vii) rolling equity owners of USWS Holdings would be subject to a 12-month lock-up. The draft LOI also contemplated that USWS would agree to negotiate exclusively with MPAC for a period of time to be agreed by the parties.
On April 16 through April 18, 2018, Mr. Matlin, Mr. Schoels and Mr. Ethridge as well as other representatives of MPAC and its advisors met with Mr. Broussard, Mr. Bernard, Mr. O’Neill and representatives of Simmons and Winston at the Ritz Carlton Hotel in New Orleans. During these two days of meetings and dinners as well as various breakout sessions, the groups discussed term sheet valuation range and rationale, the connection between valuation levels and strength of the stock trading post announcement, survival of representations and warranties, equity rollover considerations, minimum cash condition at closing, Up-C structure, corporate governance, potential need of PIPE capital and/or a backstop commitment and the procedures for fixing equity consideration to owners of USWS Holdings as of the date of signing of a definitive agreement for a transaction. During this series of meetings, USWS management and its advisors acknowledged that the transaction would gain stronger support by institutional investors and improve certainty of closing if the transaction was based on a pre-money total enterprise valuation of  $575 million. There were also several due diligence meetings in New Orleans, including a discussions on sources and uses of capital, various SG&A assumptions and how USWS compares to its public competitors’ SG&A, increased G&A costs as a result of public company compliance demands, the timing and amount of planned capital expenditures, transaction expenses and the treatment of monetary obligations triggered by the transaction.
On April 18, 2018, Mr. Matlin, Mr. Schoels, Mr. Broussard and Mr. O’Neill conducted site visits to USWS’ Clean Fleet® operations in San Angelo, Texas in the Southern Midland Basin and USWS’ conventional fleet operations in Bryan, Texas.
Also on April 18, 2018, MPAC circulated a revised draft of the LOI to representatives of USWS, Winston, Simmons and TCW, updated for discussions at the meetings in New Orleans, with the principle changes being that (i) the unadjusted valuation was set at $575 million, (ii) the valuation would be adjusted for certain identified liabilities of USWS payable at closing, (iii) the valuation of USWS would be adjusted to give effect to USWS’ net debt at signing of a definitive and to certain growth capital expenditures made by USWS between signing of the LOI and signing of a definitive agreement, (iv) there would be no cash consideration, (v) the number of shares of Class A Common Stock to be received by our Sponsor upon conversion of the founder shares at closing would be proportionately adjusted downward to the extent MPAC’s available funds were less than $325 million, and (vi) that there would be no survival of representations and warranties or escrow of consideration.
From April 21 to May 3, 2018, MPAC and its advisors, USWS management, and Mr. O’Neill collaborated to prepare a comprehensive presentation for potential equity investors.
On May 3, 2018, Mr. Schoels, Mr. Ethridge and other representatives of MPAC and its advisors met with Mr. Broussard, Mr. Bernard, Mr. Houston, Mr. O’Neill and Ryan Carroll, another representative of TCW. Representatives of Simmons participated by phone. During this meeting, representatives of MPAC expressed their view that the valuation needed to be further reduced from $575 million based on current market conditions and other factors. The meetings concluded with USWS unwilling to further adjust valuation. However, our Sponsor agreed to reduce its ownership in MPAC by cancelation of 2.0 million founder shares at closing, as well as to restrictions on transfer of 1.0 million founder shares until the Class A Common Stock traded through $12 per share after Closing. This movement by our Sponsor effectively reduced the post-money/post-transaction expenses valuation from $680 million (equivalent to $575 million pre-money plus the Sponsor promote (in the form of the founder shares) and transaction fees of approximately $105 million) to $650 million.
Between May 3, 2018 and May 18, 2018, representatives of MPAC and its advisors and USWS held meetings with a number of institutional investors.

On May 14, 2018 MPAC circulated a revised draft of the LOI to representatives of USWS, Winston, Simmons and TCW, reflecting (i) the incorporation of a $100 million PIPE and (ii) our Sponsor’s agreement to cancelation of 2.0 million of its founder shares, reduced proportionately to the extent additional founder shares were canceled based on MPAC’s available funds at closing being less than $325 million (inclusive of any PIPE capital raised).
On May 17 and May 18, Winston and Bracewell discussed changes to the structure of the potential transaction desired by certain of the Blocker Companies to include the direct acquisition by MPAC of the Blocker Companies through a transaction of the sort to be accomplished through the Blocker Merger.
On May 20, 2018, MPAC provided to Simmons (i) a presentation to the USWS Holdings board concerning a potential business combination between MPAC and USWS and (ii) a revised draft LOI. Simmons subsequently provided the presentation and revised LOI to the USWS board and observers. The revised draft LOI reflected, among other matters, (i) a $10 million downward valuation adjustment intended to reflect the cost of a potential backstop commitment from a potential anchor investor in the PIPE, (ii) our Sponsor’s further agreement to cancel 2.0 million of its private placement warrants, and (iii) revisions to the structure of the transaction to include the Blocker Merger. The board presentation covered investor meetings to date, general feedback from investors, feedback from the potential anchor PIPE investor and its willingness to backstop the business combination and on what terms.
On May 22, 2018, MPAC’s board of directors held a meeting to discuss the potential transaction and the proposed LOI. Mr. Treadwell did not participate in the meeting, in accordance with previous discussions between Robert Weiss, MPAC’s General Counsel, and Mr. Treadwell regarding Mr. Treadwell’s recusal from any board deliberations or related matters related to USWS because of Mr. Treadwell’s service on USWS’ board and ownership of an interest in USWS Holdings. Mr. Ethridge and Mr. Matlin described the status of negotiations and contents of the proposed LOI including structure, valuation, status of investor meetings and PIPE strategy. Cantor verbally updated the board on the status of investor meetings to date, and a representative of Bracewell was available to answer and questions by our board of directors. Following discussion, the board unanimously (excluding Mr. Treadwell) approved MPAC’s execution of the LOI.
Later in the day on May 22, 2018, Mr. Matlin and other MPAC management and advisors had the opportunity to present an update and status of the transaction to the USWS Holdings board and board observers as outlined in the presentation sent on May 20, 2018. During this presentation Mr. Matlin updated the USWS Holdings board on all investor meetings to date and feedback received from these investors, the revised valuation of  $565 million and the rationale for this change, revised sources and uses of capital, rationale for deal certainty using the new valuation and an updated transaction timeline.
On May 23, 2018, representatives of MPAC and USWS and their advisors held a conference call to discuss finalization of the LOI and exchanged revised drafts of the LOI reflecting final comments.
On May 24, 2018, MPAC, USWS Holdings and USWS executed the LOI contemplating a $565 million valuation.
On May 31, 2018, Bracewell provided Winston with an initial draft of the Merger and Contribution Agreement based on the terms contained in the executed LOI. Over the ensuing approximately six weeks, Bracewell and Winston exchanged drafts of the Merger and Contribution Agreement, certain of the related agreements and other transaction documents to address a variety of open business, structural and legal issues.
On June 4 through June 6, 2018, representatives of MPAC and USWS held additional meetings with potential equity investors, including Crestview.
On June 14, 2018, Bracewell circulated a list of open issues related to the Merger and Contribution Agreement and related agreements, and representatives of MPAC and USWS and their advisors, including Bracewell and Winston, held a conference call to discuss these open issues.
On June 15, 2018, following discussions between representatives of MPAC and Crestview in the preceding days, MPAC and Crestview reached an understanding on the general terms under which Crestview would anchor a PIPE transaction and provide a backstop commitment. Over the next several weeks, representatives of MPAC and Crestview and their counsel negotiated and finalized the Crestview Subscription Agreement as well as business, legal and environmental diligence.

On June 26, 2018, MPAC received an indicative term sheet from Crestview indicating (i) an anchor investment of  $25 million in the PIPE assuming a minimum PIPE size of  $100 million, (ii) an optional $55 million PIPE investment for 10 business days post transaction announcement, (iii) an $80 million backstop commitment, (iv) a post-money total enterprise value of no more than $585 million (equivalent to a pre-money valuation of no more than $500 million), (v) the option to propose two of seven board members of MPAC, and (vi) a most favored nations provision with respect to any other PIPE investor.
Also on June 26, 2018, MPAC was invited to present a further update to the USWS board of directors. Mr. Matlin updated the USWS Holdings board on the investor meetings conducted and the feedback from those investors in light of the fact that, during the period of May 24 to June 25, 2018, the stocks of USWS’ peer group of publicly traded pressure pumping companies had traded down approximately 20%. Mr. Matlin also updated the USWS Holdings board on Crestview’s proposal to anchor the PIPE transaction and provide a backstop commitment, as well as the proposal of the other potential anchor investor noted above. Mr. Matlin advised the USWS Holdings board that it was MPAC’s view that a transaction could be accomplished successfully, with a substantial PIPE commitment and backstop, in the current market with a revised pre-money valuation of  $500 million.
On July 2, 2018, MPAC received a revised indicative term sheet from Crestview indicating (i) an anchor investment of  $90 million in the PIPE assuming a minimum PIPE size of  $100 million, (ii) an optional $100 million PIPE investment prior to Closing, (iii) a $90 million backstop commitment, (iv) the ability to designate two of seven board members of MPAC, (v) customary registration rights, and (vi) terms otherwise generally consistent with Crestview’s June 26, 2018 indicative term sheet.
Between June 26 and July 13, 2018, representatives of MPAC and USWS and their advisors negotiated the details of the consideration for the Business Combination based on a base valuation of  $500 million. These discussions included matters related to determination of the Baseline Adjusted Net Debt Amount and the adjustments to the consideration described under “— Consideration to Be Received in the Business Combination.” Additionally, during this period the parties and their counsel continued to negotiate and finalize the Merger and Contribution and related agreements, PIPE subscription documents and Crestview subscription documents resulting in final forms of the agreements on July 13, 2018.
On July 13, 2018, our board of directors, with Mr. Treadwell recused, held a telephonic meeting to consider and discuss the terms of the transactions contemplated by the Merger and Contribution Agreement and the related agreements. At the meeting, members of our board discussed among themselves and with our management and financial and legal advisors the strategic and financial rationale of consummating a business combination with USWS, including the factors described under “— Our Board of Directors’ Reasons for the Approval of the Business Combination.” Additionally, representatives of Bracewell reviewed with the MPAC board the terms of the Merger Contribution Agreement and the other transaction agreements. Following discussion among the members of the board and our advisors, the MPAC board voted unanimously (excluding Mr. Treadwell) to approve the Merger and Contribution Agreement, the Crestview Subscription Agreement, the PIPE Subscription Agreements and the other transaction agreements, and the Business Combination, and to recommend that MPAC’s stockholders approve and adopt the Merger and Contribution Agreement, the Business Combination and the other Proposals set forth in this proxy statement, and authorized management to execute such agreements.
On July 13, 2018, the parties executed the Merger and Contribution Agreement and certain of the related agreements.
Our Board of Directors’ Reasons for the Approval of the Business Combination
MPAC’s board of directors considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, our board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of MPAC’s board of directors may have given different weight to different factors. This explanation of our board of directors’ approval of the Business Combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”

Before reaching its decision, our board of directors reviewed the results of the due diligence conducted by MPAC’s management and advisors, which included:
•
research on publicly traded companies comparable to USWS that provide hydraulic fracturing services;

•
research on comparable transactions;

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research on supply and demand dynamics in the U.S. hydraulic fracturing market;

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research on the emerging market for electric powered hydraulic fracturing technology;

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extensive meetings and calls with the management team, advisors and owners of USWS Holdings regarding operations and forecasts;

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review of USWS’ material contracts, intellectual property matters, environmental matters and labor matters and financial, tax, legal, insurance and accounting due diligence;

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consultation with MPAC’s management and legal and financial advisors and industry experts;

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financial and valuation analysis of USWS and the Business Combination;

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review of the audited and unaudited financial statements of USWS; and

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review of the financial projections provided by management of USWS.

The factors considered by our board of directors include, but are not limited to, the following:
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Proprietary Clean Fleet® Technology.   MPAC believes that USWS’ proprietary Clean Fleet® electric fracturing technology provides substantial competitive advantages due to its substantial cost efficiencies and its safety and environmental benefits. MPAC also believes that the technology provides opportunities for growth of USWS’ business and market share expansion based on increasing demand for electric fracturing services relative to conventional diesel powered fracturing services.

•
High-Quality Customer Base and Long-Term Contracts.   MPAC believes that USWS has developed strong relationships with a group of high-quality E&P operators and that USWS’ strategy of entering into long-term contracts enhances opportunities for stable financial performance and returns on capital investments.

•
Presence in Active Unconventional Oil and Gas Basins.   MPAC believes the fact that USWS is currently providing services in some of the most active unconventional oil and gas basins, including the Appalachian Basin, the Eagle Ford Shale and the Permian Basin, positions USWS to benefit from the ongoing recovery in the oil and gas industry.

•
Proven Management Team.   MPAC believes that USWS has an experienced management team with a proven track record for building and operating oilfield services companies through cyclicality in the oil and gas business.

•
Strong Liquidity Profile.   MPAC expects that, after giving effect to the Business Combination, it will have sufficient liquidity and financial flexibility to fund USWS’ plans for Clean Fleet® expansion and pursuit of opportunities for growth of its business.

•
Terms of the Merger and Contribution Agreement and Related Agreements.   Our board of directors reviewed the financial and other terms of the Merger and Contribution Agreement and the related agreements described in this proxy statement and determined that they were the product of arm’s-length negotiations among the parties.

•
Stockholder Approval.   Our board of directors considered the fact that, in connection with the Business Combination, MPAC stockholders will have the option to (i) remain stockholders of the combined company, (ii) sell their shares on the open market or (iii) redeem their shares for the per share amount held in the Trust Account.

•
Redemption Rights.   Our board of directors considered that Crestview has agreed to provide a backstop commitment pursuant to the Crestview Subscription Agreement to purchase shares of Class A Common Stock for a purchase price of up to $90,000,000 to offset exercises of redemption rights of the public stockholders up to that amount.

In the course of its deliberations, our board of directors also considered a variety of uncertainties, risks and other potentially negative factors relevant to the transaction, including the following:
•
Risks related to the fact that USWS’ business is cyclical and dependent on spending and well completions by the onshore oil and gas industry and the volatile nature of such activity due to changes in commodity prices, supply and demand for oil and gas and other factors.

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Risks related to unforeseen interruptions or hazards inherent in USWS’ business that could cause loss of customers and revenues and claims for personal injury and damage to property or the environment for which USWS may not be adequately insured.

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USWS’ historical dependence on a small number of significant customers.

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The competitive nature of the hydraulic fracturing services business.

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Risks related to USWS’ ability to protect its intellectual property rights or infringement on the intellectual property rights of third parties.

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Risks related to USWS’ compliance with existing or future environmental and other laws and regulations.

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The risk that the Business Combination might not be consummated in a timely manner or that the Closing might not occur despite the companies’ efforts, including by reason of a failure to obtain the approval of MPAC’s stockholders or the failure to satisfy other conditions outside of MPAC’s control.

•
The risk that the transactions contemplated by the Merger and Contribution Agreement would not be completed in accordance with its terms or at all.

•
The significant fees and expenses associated with completing the Business Combination and the substantial time and effort of management required to complete the Business Combination.

In addition to the factors described above, our board of directors also considered that the officers and directors of MPAC may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of MPAC’s stockholders. Our board of directors, including our independent directors (other than Mr. Treadwell, who was recused), reviewed and considered these interests during the negotiation of the Business Combination, the Merger and Contribution Agreement and the related agreements and in evaluating and unanimously (excluding Mr. Treadwell) approving the Business Combination, the Merger and Contribution Agreement and the related agreements and transactions. For more information, see the section entitled “— Interests of Certain Persons in the Business Combination.”
After considering the foregoing potentially negative and potentially positive factors, MPAC’s board of directors concluded unanimously (excluding Mr. Treadwell, who was recused), in its business judgment, that the potentially positive factors relating to the Business Combination outweighed the potentially negative reasons. In connection with its deliberations, our board of directors did not consider the fairness of the consideration to be paid by it in the Business Combination to any person other than MPAC.
Unaudited Financial Projections of USWS
Management of USWS prepared prospective financial information to assist our board of directors in evaluating USWS’ operations and prospects and the potential business combination. The accompanying summary unaudited financial projections of USWS were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the SEC or the American Institute of Certified Public Accountants with respect to prospective financial information. In the view of USWS’ management, the financial projections were prepared on a reasonable basis, reflected the best currently available estimates and judgments of USWS and presented, to the best of their knowledge and belief, the expected course of action and the expected future financial performance of USWS. However, the financial projections are not fact. Further, none of the unaudited financial projections reflect any impact of the proposed transaction and have not been updated since the date of preparation.
None of MPAC’s or USWS’ independent auditors, nor any other independent auditors, have compiled, examined or performed any procedures with respect to the unaudited financial projections contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for the financial projections. The reports of the independent registered public accounting firms included in this proxy statement relate to the historical financial information of MPAC and USWS, respectively. Such reports do not extend to the unaudited financial projections and should not be read to do so.
In developing the unaudited financial projections set forth below, USWS assumed that future completion activity in USWS’ operating regions would remain consistent with prevailing activity levels at the time the projections were prepared. USWS’ internal projections were based on detailed, fleet-level analyses that took into account current and anticipated customer activity levels, existing customer contracts, and growth opportunities in the form of new contracts and spot market work. While all projections are necessarily speculative, USWS believes that the prospective financial information covering periods extending beyond existing contracts carry increasingly higher levels of uncertainty and should be read in that context.
The unaudited financial projections were prepared solely for internal use to assist MPAC in its evaluation of USWS and the business combination. USWS has not warranted the accuracy, reliability, appropriateness or completeness of the projections to anyone, including MPAC. Neither USWS’ management nor its representatives has made or makes any representations to any person regarding the ultimate performance of USWS relative to the financial projections contained herein, and none of them intends to or undertakes any obligation to update or otherwise revise the projections going forward. As such, these projections should not be looked upon as “guidance” of any sort. USWS will not refer back to these forecasts in its future periodic reports filed under the Exchange Act. Such projections are inherently subjective in nature, though considered reasonable by the management of USWS, as of the date such projections were prepared, and are susceptible to interpretation and, accordingly, contemplated results may not be achieved. While presented with numerical specificity, the unaudited financial projections reflect numerous estimates and assumptions with respect to future industry performance under various industry scenarios as well as assumptions for competition, general business, economic, market and financial conditions and matters specific to the businesses of MPAC and USWS, all of which are difficult to predict and many of which are beyond the preparing parties’ control including, among other things, the matters described in the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors.” Accordingly, there can be no assurance that the assumptions made in preparing any particular projection will prove accurate. There will be differences between actual and forecasted results, and the differences may be material. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased due to the length of time over which these assumptions apply. While our board of directors used the following projections as a tool in evaluating the business combination, they did so with a thorough understanding of the foregoing limitations. In light of the foregoing factors and the uncertainties inherent in the unaudited financial projections, the MPAC stockholders are cautioned not to place undue reliance on the unaudited financial projections and the inclusion of the unaudited financial projections in this proxy statement should not be regarded as a representation by any person that the results contained therein will be achieved.
The unaudited financial projections are not included in this proxy statement in order to induce any MPAC stockholders to vote in favor of any of the proposals at the MPAC special meeting.
Certain of the measures included in the unaudited financial projections are non-GAAP financial measures, as noted below. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by USWS are not reported by all of their competitors and may not be comparable to similarly titled amounts used by other companies. We encourage you to review the financial statements of

USWS included in this proxy statement, as well as the financial information in the sections entitled “Selected Historical Financial Information of USWS” and “Unaudited Pro Forma Condensed Consolidated Combined Financial Information of MPAC” in this proxy statement and to not rely on any single financial measure.
Except as required by federal securities laws, neither USWS nor MPAC intends to update or otherwise revise the unaudited financial projections to reflect circumstances existing after the date they were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such unaudited financial projections are no longer appropriate.
USWS Projections
The key elements of the projections provided to MPAC are summarized below:
	Year Ending December 31,
	2018E	2019E
	($ in millions)
Revenue	$705.3	$899.6
Adjusted EBITDA	$147.4	$225.2
Capital Expenditures	$96.8	$268.6
Average Number of Fleets	10.3	13.8
Adjusted EBITDA per Fleet	$14.4	$16.3
Average HHP	448,217	621,550
FCF Conversion %(1)	72%	75%

Notes:
(1)
Adj. EBITDA minus maintenance capital expenditures

The reconciliation of net income to Adjusted EBITDA for USWS is summarized below:
	Year Ending December 31,
	2018E	2019E
	($ in millions)
Revenue	$705	$900
Cost of Sales	(541)	(643)
Gross Profit	$164	$257
General and Administrative	(20)	(32)
Adjustments(1)	3	—
Adjusted EBITDA	$147	$225
Adjustments(1)	(3)	—
Depreciation and Amortization	(100)	(118)
EBIT	$44	$107
Net Other Income	(5)	—
Net Interest Expense	(22)	(1)
Net Income	$17	$106

Notes:
(1)
Relate to district start-up cost, down-time related to sand mine issue, and non-recurring professional fee spend

Satisfaction of 80% Test
It is a requirement under Nasdaq listing requirements that the business or assets acquired in our Initial Business Combination have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for our Initial Business Combination.
As of the date of the execution of the Merger and Contribution Agreement, the balance of the funds in the Trust Account was approximately $318.2 million (excluding approximately $10.3 million of deferred underwriting commissions and taxes payable on the income earned on the Trust Account) and 80% thereof represents approximately $254.6 million. In reaching its conclusion that the Business Combination meets the 80% asset test, our board of directors looked at the enterprise value of USWS of approximately $500 million implied by:
•
approximately $274.0 million of equity consideration in the post-combination company to be issued to the Blocker Stockholders and the Non-Blocker USWS Members, excluding potential adjustments related to the Closing Adjusted Net Debt Amount and other matters, which could increase but not materially decrease the amount of such equity consideration; and

•
approximately $226.0 million of assumed net debt of USWS and other matters included in the Baseline Adjusted Net Debt Amount.

For additional information regarding potential adjustments to the amount of equity consideration to be received by the Blocker Stockholders and the Non-Blocker USWS Members, the Closing Adjusted Net Debt Amount and the Baseline Adjusted Net Debt Amount, see “— Consideration to Be Received in the Business Combination — USWS Owner Consideration.”
In determining whether the enterprise value described above represents the fair market value of USWS, our board of directors considered all of the factors described above in this section and the fact that the purchase price for USWS was the result of an arm’s length negotiation with USWS Holdings and its owners. As a result, our board of directors concluded that the fair market value of the business to be acquired was significantly in excess of 80% of the assets held in the Trust Account. In light of the financial background and experience of the members of our management team and our board of directors, our board of directors believes that the members of our management team and our board of directors are qualified to determine whether the Business Combination meets the 80% asset test. Our board of directors did not seek or obtain an opinion of an outside fairness or valuation advisor as to whether the 80% asset test has been met.
Interests of Certain Persons in the Business Combination
In considering the recommendation of our board of directors to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that our Sponsor holds private placement warrants that would expire worthless if a business combination is not consummated;

•
the fact that our Sponsor, officers and directors have agreed not to redeem any shares of Class A Common Stock and Class F common stock held by them in connection with a stockholder vote to approve the Business Combination;

•
the fact that our Sponsor paid an aggregate of  $25,000 for its founder shares, which will have a significantly higher value at the time of the Business Combination;

•
the fact that our officers and directors collectively own approximately 74% of the equity interests in our Sponsor and, therefore, indirectly have a significant economic interest in the private placement warrants and founder shares held by our Sponsor;

•
the fact that David L. Treadwell, a member of our board of directors, was a member of the board of managers of USWS Holdings until May 2018 and owns Existing USWS Units for which he will receive at Closing, as a Non-Blocker USWS Member, 71,841 New USWS Units and the same number of shares of Class B Common Stock;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an Initial Business Combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•
the continuation of David J. Matlin and David L. Treadwell as directors of MPAC following the Closing;

•
the fact that our Sponsor, officers and directors may not participate in the formation of, or become a director or officer of, any other blank check company until we have entered into a definitive agreement regarding an Initial Business Combination or fail to complete an Initial Business Combination by March 15, 2019;

•
the fact that our Sponsor will lose its entire investment in us if an Initial Business Combination is not completed; and

•
the fact that MPAC is, and after the Closing will be, party to a registration rights agreement with our Sponsor which provides registration rights to our Sponsor.

Potential Purchases of Public Shares
In connection with the stockholder vote to approve the Business Combination, our Sponsor, directors, officers, or advisors or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per share pro rata portion of the Trust Account. None of our directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and would include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per share pro rata portion of the Trust Account.
The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination or, where the purchases are made by our Sponsor, directors, officers or advisors or their respective affiliates, to satisfy a closing condition in the Merger and Contribution Agreement.

Ownership of MPAC Upon Consummation of the Business Combination
It is anticipated that, upon the Closing and based on the assumptions described under “Certain Defined Terms,” the ownership of MPAC will be as follows:
•
the public stockholders will own 32,500,000 shares of our Class A Common Stock, representing an approximate 47.3% economic interest and an approximate 39.9% voting interest;

•
our Sponsor will own 6,125,000 shares of our Class A Common Stock, representing an approximate 8.9% economic interest and an approximate 7.5% voting interest;

•
the Blocker Stockholders will own 14,459,892 shares of our Class A Common Stock, representing an approximate 21.1% economic interest and an approximate 17.7% voting interest;

•
the Non-Blocker USWS Members will own 12,940,108 shares of our Class B Common Stock, representing a 0% economic interest and an approximate 15.9% voting interest;

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Crestview will own 9,900,000 shares of our Class A Common Stock, representing an approximate 14.4% economic interest and an approximate 12.1% voting interest;

•
the PIPE Investors will own 4,500,000 shares of our Class A Common Stock, representing an approximate 6.6% economic interest and a 5.5% voting interest, consisting of the shares purchased by them pursuant to the PIPE Subscription Agreements but excluding any public shares held by any of them; and

•
certain members of our management will own, in addition to shares of Class B Common they will receive as Non-Blocker USWS Members, 1,180,000 shares of Class A Common Stock (including (i) 650,000 shares to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions), representing an approximate 1.7% economic interest and an approximate 1.4% voting interest.

The numbers of shares and the economic and voting interests set forth above are based upon the assumptions set forth under “Certain Defined Terms.” If the actual facts differ from our assumptions, the numbers of shares and economic and voting interests set forth above will be different. The following factors could cause the numbers of shares and economic and voting interests at Closing to be different from those set forth above:
•
adjustments to the USWS Owner Consideration pursuant to the terms of Merger and Contribution Agreement;

•
exercise by Crestview in whole or in part of its option under the Crestview Subscription Agreement to purchase up to 10,000,000 shares of Class A Common Stock;

•
exercises of redemption rights by our public stockholders in connection with the Business Combination and any related issuance of shares of Class A Common Stock to Crestview pursuant to its backstop commitment under the Crestview Subscription Agreement; and

•
adjustments to the number of founder shares to be canceled pursuant to the terms of the Sponsor Agreement as a result of  (i) the issuance of shares of Class A Common Stock pursuant to Crestview’s backstop commitment under the Crestview Subscription Agreement or (ii) MPAC’s available funds at Closing being less than $325 million.

In addition, the numbers of shares and economic and voting interests set forth above do not take into account (i) potential future exercises of public warrants and private placement warrants for shares of Class A Common Stock or (ii) potential future exchanges of New USWS Units, together with shares of Class B Common Stock, issued to the Non-Blocker USWS Members for shares of Class A Common Stock. The public warrants and the private placement warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and 12 months following the closing of the IPO and will expire five years after the completion of an Initial Business Combination or earlier upon their redemption or liquidation. At Closing, it is expected that our Sponsor will own 7,717,742 private placement warrants, Cantor will own 532,258 private placement warrants, and Crestview will own 7,250,000 private placement warrants. The New USWS Units issued to the Non-Blocker USWS Members, together with shares of Class B Common Stock, will be exchangeable for shares of Class A Common Stock generally on or after the first anniversary of the Closing Date, but up to 50% may be exchanged on or after the day that is 180 days after the Closing Date solely for purposes of the sale of the shares of Class A Common Stock issuable upon such exchange in an underwritten public offering.
If we assume (i) that all 32,500,000 outstanding public warrants and all 15,500,000 private placement warrants were exercisable and exercised following completion of the Business Combination, (ii) that all 12,940,108 New USWS Units issued to the Non-Blocker USWS Members were exchangeable and exchanged, together will all 12,940,108 shares of Class B Common Stock and (iii) no other changes to the assumptions set forth under “Certain Defined Terms,” then MPAC will own 100% of the interests in USWS Holdings, and the ownership of MPAC will be as follows:
•
the public stockholders will own 32,500,000 shares of our Class A Common Stock, representing an approximate 30.8% economic and voting interest;

•
the holders of public warrants will own 16,250,000 shares of our Class A Common Stock, representing an approximate 15.4% economic and voting interest;

•
our Sponsor will own 9,983,871 shares of our Class A Common Stock, representing an approximate 9.5% economic and voting interest;

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Cantor will own 266,129 shares of our Class A Common Stock, representing an approximate 0.3% economic and voting interest;

•
the Blocker Stockholders and Non-Blocker USWS Members collectively will own 27,400,000 shares of our Class A Common Stock, representing an approximate 25.9% economic and voting interest;

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Crestview will own 13,525,000 shares of our Class A Common Stock, representing an approximate 12.8% economic and voting interest;

•
the PIPE Investors will own 4,500,000 shares of our Class A Common Stock, representing an approximate 4.3% economic and voting interest, consisting of the shares purchased by them pursuant to the PIPE Subscription Agreements but excluding any public shares held by any of them;

•
certain members of our management will own, in addition to shares of Class A Common they will receive upon exchange of New USWS Units and shares of Class B Common Stock issued to them as Non-Blocker USWS Members, 1,180,000 shares of Class A Common Stock (including (i) 650,000 shares to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions), representing an approximate 1.0% economic and voting interest.

Please see the sections entitled “Summary of the Proxy Statement — Impact of the Business Combination on MPAC’s Public Float” and “Unaudited Pro Forma Condensed Consolidated Combined Financial Information of MPAC” for further information.

Sources and Uses for the Business Combination
The following table summarizes the sources and uses for funding the business combination.
Sources of Funds		Uses
(in millions)
USWS owner rollover equity	$274.0	USWS owner rollover equity	$274.0
MPAC cash investment(1)	327.3	Repayment of USWS credit facility	222.3
Cash from new investors(3)	135.0	Transaction fees and expenses(2)	25.5
		Cash to balance sheet	214.5
Total Sources	736.3	Total Uses	736.3
Total Cash Sources	$462.3	Total Cash Uses	$462.3

(1)
Based on the fair value of marketable securities and cash held in the Trust Account as of March 31, 2018.

(2)
Includes $10.3 million of deferred underwriting commission, $14.2 million other costs, including advisory, legal and accounting fees, and $1.0 million for the cash portion of a “change in control” bonus for the current Chief Executive Officer of USWS Holdings, who will become President and Chief Executive Officer of MPAC at Closing. In addition to the cash costs, the current Chief Executive Officer of USWS Holdings will receive a “change in control” bonus of 650,000 shares of Class A Common Stock at Closing, with an estimated fair value of  $5.8 million. The fair value was calculated by applying an 11.2% discount for lack of marketability to the market price of MPAC’s Class A Common Stock.

(3)
Reflects $135.0 million of proceeds from the purchase of shares of Class A Common Stock from MPAC by Crestview and the PIPE Investors under the Crestview Subscription Agreement and the PIPE Subscription Agreements, but does not include any proceeds from the potential purchase by Crestview of additional shares of Class A Common Stock from MPAC pursuant to the option granted to Crestview under the Crestview Subscription Agreement.

Board of Directors of MPAC Following the Business Combination
Pursuant to the Merger and Contribution Agreement, at Closing, we will expand the size of our board of directors from five directors to seven, and MPAC’s board of directors will consist of two directors designated by MPAC, two directors designated by USWS Holdings, two directors designated by Crestview VCOC and Joel Broussard, the current Chief Executive Officer of USWS Holdings who will become the President and Chief Executive Officer of MPAC at Closing. See the section entitled “Officers and Directors of MPAC Upon Consummation of the Business Combination.”
Redemption Rights
Under our Charter, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our Charter. As of March 31, 2018, this would have amounted to approximately $10.07 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Class A Common Stock for cash and will no longer own shares of MPAC. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A Common Stock included in the units sold in our IPO, which we refer to as the “20% threshold.” Accordingly, all public shares in excess of the 20% threshold beneficially owned by a public stockholder or group will not be redeemed for cash. Each redemption of shares of Class A Common Stock by our public stockholders will decrease the amount in our Trust Account, which held approximately $327.3 million as of March 31, 2018. In no event will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001. See the section entitled “Special Meeting in lieu of 2018 Annual Meeting of MPAC Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.
Appraisal Rights
There are no appraisal rights available to our stockholders in connection with the Business Combination.
Accounting Treatment
The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, MPAC will be treated as the acquired company and USWS will be treated as the acquirer for financial reporting purposes. Since no party to the transaction will have a controlling financial interest in the merged business, the ultimate determination of the accounting acquirer is a qualitative and quantitative assessment that requires careful consideration. The final determination will occur after the consummation of the Business Combination.
Certain United States Federal Income Tax Considerations
The following is a discussion of certain U.S. federal income tax consequences for holders of our Class A Common Stock that elect to have their Class A Common Stock redeemed for cash if the Business Combination is completed. This discussion applies only to shares of Class A Common Stock held as a capital asset within the meaning of Section 1221 of the Code, (generally, property held for investment) and is applicable only to holders who purchased our Class A Common Stock in the IPO.
The following does not purport to be a complete analysis of all potential tax effects stemming from the completion of the Business Combination that are associated with certain redemptions of our Class A Common Stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this section applies and could affect the accuracy of the statements herein. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that regarding tax consequences discussed below.
This discussion does not address all U.S. federal income tax consequences relevant to your particular circumstances, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:
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U.S. expatriates and former citizens or long-term residents of the United States;

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persons subject to the alternative minimum tax;

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persons holding our Class A Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated transaction;

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banks, insurance companies and other financial institutions;

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brokers, dealers or traders in securities;

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“controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

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partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

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tax-exempt organizations or governmental organizations;

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persons subject to special tax accounting rules as a result of any item of gross income with respect to our Class A Common Stock being taken into account in an applicable financial statement;

•
U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•
regulated investment companies (RICs) or real estate investment trusts (REITS);

•
tax-qualified retirement plans; and

•
“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If you are a partnership (or other pass-through entity) for U.S. federal income tax purposes, the tax treatment of your partners (or other owners) will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Certain Considerations Related to a Redemption of Class A Common Stock
U.S. Holders
This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of shares of our Class A Common Stock who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Redemption of Class A Common Stock.   In the event that a U.S. holder’s Class A Common Stock is redeemed pursuant to the redemption provisions described in the section entitled “Special Meeting in lieu of 2018 Annual Meeting of MPAC Stockholders — Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of the Class A Common Stock, the U.S. holder will be treated as described under “— U.S. Holders — Gain or Loss on Redemption Treated as a Sale of Class A Common Stock” below. If the redemption does not qualify as a sale of the Class A Common Stock, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described below under “— U.S. Holders — Taxation of Redemption Treated as a Distribution.”
Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common

Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of our stock that are constructively owned by it. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock that could be acquired pursuant to the exercise of the warrants. Moreover, any of our stock that a holder directly or constructively acquires pursuant to the Business Combination generally should be included in determining the U.S. federal income tax treatment of the redemption.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by such U.S. holder immediately before the redemption (taking into account both redemptions by other holders of Class A Common Stock and the Class A Common Stock to be issued pursuant to the Business Combination). There will be a complete termination of a U.S. holder’s interest if either (i) all of the shares of our Class A Common Stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of our Class A Common Stock actually owned by the U.S. holder are redeemed, the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock. The redemption of our Class A Common Stock will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution, and the tax effects will be as described under “— U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Class A Common Stock will be added to the U.S. holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Gain or Loss on Redemption Treated as a Sale of Class A Common Stock.   If the redemption qualifies as a sale of Class A Common Stock, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the Class A Common Stock so disposed of. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Class A Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder that were treated as a return of capital for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution.   If the redemption does not qualify as a sale of Class A Common Stock, a U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under “— U.S. Holders — Gain or Loss on Redemption Treated as a Sale of Class A Common Stock” above.
Dividends (including constructive dividends paid pursuant to a redemption of our Class A Common Stock) we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends (including constructive dividends paid pursuant to a redemption of our Class A Common Stock) treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Information Reporting and Backup Withholding.   In general, information reporting requirements may apply to dividends (including constructive dividends paid pursuant to a redemption of our Class A Common Stock) paid to a U.S. holder and to the proceeds of the sale or other disposition of shares of Class A Common Stock, unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s federal income tax liability, provided the required information is timely furnished to the IRS.
Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. holder” is any beneficial owner of our Class A Common Stock that is neither a U.S. holder nor an entity classified as a partnership for U.S. federal income tax purposes.
Redemption of Class A Common Stock.   The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. holder’s Class A Common Stock pursuant to the redemption provisions described in the section entitled “Special Meeting in lieu of 2018 Annual Meeting of MPAC Stockholders — Redemption Rights” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s Class A Common Stock, as described under “U.S. Holders — Redemption of Class A Common Stock” above, and the consequences of the redemption to the Non-U.S. holder will be as described below under “Non-U.S. Holders —  Gain on Redemption Treated as a Sale of Class A Common Stock” and “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution,” as applicable.
Gain on Redemption Treated as a Sale of Class A Common Stock.   A Non-U.S. holder will not be subject to U.S. federal income tax on any gain realized on a redemption treated as a sale of our Class A Common Stock unless:
•
the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable);

•
the Non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

•
we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A common stock.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other disposition of shares of our Class A common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, a buyer of our Class A common stock (we would be treated as a buyer with respect to a redemption of Class A common stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. We believe that we are not, and have not been at any time since our formation, a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the Business Combination is completed.
Taxation of Redemption Treated as a Distribution.   If the redemption does not qualify as a sale of Class A Common Stock, a Non-U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits, will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under “— Non-U.S. Holders — Gain on Redemption Treated as a Sale of Class A Common Stock” above. In general, with respect to any distributions that constitute dividends for U.S. federal income tax purposes and are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (on an IRS Form W-8BEN or W-8BEN-E or other applicable documentation).
If dividends paid to a Non-U.S. holder are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. holder will be subject to tax as described below, but will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States.
Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.
Information Reporting and Backup Withholding.   Payments of dividends (including constructive dividends received pursuant to a redemption of our Class A Common Stock) on our Class A Common Stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any payments of dividends on our Class A Common Stock paid to the Non-U.S. holder, regardless of whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of our Class A Common Stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds of a disposition of our Class A Common Stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.
Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
FATCA Withholding Taxes.   Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Class A Common Stock and will impose withholding of thirty percent (30%) on payments of gross proceeds from the sale, exchange or redemption of our Class A Common Stock made after December 31, 2018 to stockholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. holder or an individual Non-U.S. holder that timely provides the certifications required on a valid IRS Form W-9 or W-8BEN, respectively. Holders potentially subject to withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisers regarding the effects of FATCA on a redemption of Class A Common Stock.
Regulatory Matters
To complete the Business Combination, MPAC and USWS Holdings must obtain approvals or consents from, or make filings with certain U.S. federal authorities. The Business Combination is subject to the requirements of the HSR Act, which prevents MPAC and USWS Holdings from completing the Business Combination until required information and materials are furnished to the Antitrust Division of the Department of Justice (the “DOJ”) and the Federal Trade Commission (the “FTC”) and specified waiting period requirements have been satisfied. On August 2, 2018, MPAC filed a Premerger Notification and Report Form pursuant to the HSR Act with the DOJ and FTC and requested early termination of the waiting period under the HSR Act.
The DOJ, the FTC, state attorneys general, and others may challenge the Business Combination on antitrust grounds either before or after the expiration or termination of the applicable waiting period. Accordingly, at any time before or after the completion of the Business Combination, any of the DOJ, the FTC or others could take action under the antitrust laws, including without limitation seeking to enjoin the completion of the Business Combination or permitting completion subject to regulatory concessions or conditions. MPAC does not believe that the Business Combination violates federal antitrust laws, but there can be no assurance that a challenge to the merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

Vote Required for Approval
The Closing is conditioned on the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal at the special meeting.
Approval of the Business Combination Proposal requires the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote thereon at the special meeting, voting as a single class. Failure to vote by proxy or to vote in person at the special meeting or an abstention from voting will have the same effect on the outcome of the vote on the Business Combination Proposal as a vote AGAINST the Business Combination Proposal.
As of the record date, our Sponsor, directors and officers have agreed to vote any shares of Class A Common Stock and Class F Common Stock owned by them in favor of the Business Combination.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 — THE CHARTER PROPOSAL
Overview
Pursuant to the terms of the Merger and Contribution Agreement, at Closing, the Charter will be amended and restated to be in the form set forth in Annex G (as so amended and restated, the “A&R Charter”). Assuming the Business Combination Proposal, the Nasdaq Proposal and the LTIP Proposal are approved, MPAC stockholders are also being asked to approve the amendments to the Charter that will be effected in the A&R Charter. This proposal is separated into sub-proposals submitted to MPAC stockholders to vote upon those material aspects of the A&R Charter that do not appear in, or are different from, the Charter.
The proposed A&R Charter contains a number of interrelated provisions. Some of the provisions, all of which were agreed upon by MPAC and USWS Holdings in connection with their negotiation of the Merger and Contribution Agreement, are material and differ in material respects from provisions contained in or omitted from the Charter. These provisions, which are described below and submitted to MPAC stockholders as sub-proposals of the Charter Proposal, would:
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change MPAC’s name to “U.S. Well Services, Inc.”;

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create the Class B Common Stock as a new class of capital stock of MPAC;

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increase the number of authorized shares of Class A Common Stock from 90,000,000 to 400,000,000 and the number of authorized shares of MPAC’s preferred stock, $0.0001 per share, from 1,000,000 to 10,000,000;

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change MPAC’s classified board of directors from two classes, with directors serving two-year terms, to three classes, with directors serving three-year terms;

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require a supermajority vote of MPAC stockholders for certain matters; and

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make certain other changes to the Charter, including the elimination of certain provisions related to our Initial Business Combination that will no longer be relevant following the Closing.

By approving each of the foregoing sub-proposals, MPAC stockholders will also be approving the proposed A&R Charter in its entirety.
The form of A&R Charter was agreed upon by MPAC and USWS Holdings in connection with their negotiation of the Merger and Contribution Agreement. The amendments to our Charter provided for in the A&R Charter will result in material differences from provisions contained in or omitted from our existing Charter. The amendments are described below. You should also carefully read the full text of the proposed A&R Charter, which is attached as Annex G to this proxy statement. The following summary description of provisions of the A&R Charter is qualified by reference to the attached full text of the A&R Charter.
Proposal 2A:
Approval of Amendment to the Charter to
Change MPAC’s Name to “U.S. Well Services, Inc.”
At the Closing, MPAC’s name will be changed to “U.S. Well Services, Inc.”
Proposal 2B:
Approval of Amendments to the Charter to Create the
Class B Common Stock as a New Class of Capital Stock of MPAC
In connection with the Business Combination and pursuant to the Merger and Contribution Agreement, the Non-Blocker USWS Members will be issued New USWS Units and an equal number of shares of Class B Common Stock. The Non-Blocker USWS Members will collectively own all of our outstanding shares of Class B Common Stock. Following the Closing, we expect to maintain a one-to-one ratio between the number of outstanding shares of Class B Common Stock and the number of New USWS

Units held by persons other than MPAC, so holders of New USWS Units (other than MPAC) will have a voting interest in MPAC that is proportionate to their economic interest in USWS Holdings. The A&R Charter will establish the terms of the Class B Common Stock.
The Class B Common Stock will be a newly issued class of our common stock, with a par value of $0.0001 per share. The A&R Charter will provide that the number of authorized shares of Class B Common Stock will be 20,000,000.
Shares of Class B Common Stock (i) may be issued only in connection with the issuance by USWS Holdings of a corresponding number of New USWS Units and only to the person or entity to whom such New USWS Units are issued and (ii) may be registered only in the name of  (a) a person or entity to whom shares of Class B Common Stock are issued as described above, (b) its successors and assigns, (c) their respective permitted transferees or (d) any subsequent successors, assigns and permitted transferees. A holder of shares of Class B Common Stock may transfer shares of Class B Common Stock to any transferee (other than MPAC) only if, and only to the extent permitted by the A&R USWS Holdings LLC Agreement, such holder also simultaneously transfers an equal number of such holder’s New USWS Units to the same transferee in compliance with the A&R USWS Holdings LLC Agreement.
Holders of shares of our Class B Common Stock will vote together as a single class with holders of shares of our Class A Common Stock on all matters properly submitted to a vote of the stockholders. In addition, holders of shares of Class B Common Stock, voting as a separate class, will be entitled to approve any amendment, alteration or repeal of any provision of our Charter that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock.
Holders of Class B Common Stock will not be entitled to any dividends from MPAC and will not be entitled to receive any of our assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs.
Proposal 2C:
Approval of Amendments to the Charter to Increase the
Number of Authorized Shares of Class A Common Stock and Preferred Stock
The A&R Charter will increase the number of authorized shares of our Class A Common Stock from 90,000,000 to 400,000,000. It also will increase the number of authorized shares of our preferred stock, $0.0001 per share (the “preferred stock”), from 1,000,000 to 10,000,000.
The increase in the number of authorized shares of Class A Common Stock is intended to provide adequate authorized share capital to accommodate the issuance of shares of Class A Common Stock in connection with the Business Combination, the other transactions that will concurrently with the Closing and upon future exchanges of New USWS Units and shares of Class B Common Stock for shares of Class A Common Stock. We expect that number of shares of Class A Common issued or issuable for these purposes will be at least approximately 49,100,000 and could be substantially higher. Issuing or reserving for issuance the minimum of 49,100,000 shares of Class A Common Stock would, together with our outstanding shares of Class A Common and the shares of Class A Common Stock issuable upon exercise of our public warrants and private placement warrants, exceed the 90,000,000 shares of Class A Common currently authorized by our Charter. Accordingly, we would not be able to consummate the Business Combination or the other transactions that will occur concurrently with the Closing without amending our Charter to increase the number of authorized shares of Class A Common Stock.
The increase in the number of authorized shares of Class A Common Stock also is intended to provide flexibility for future issuances of shares of Class A Common Stock if determined by our board of directors to be in the best interests of the post-combination company without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance. For example, our board of directors could determine that issuance of additional shares of Class A Common Stock is advisable for financing purposes, as consideration for acquisitions or for grants of equity awards pursuant to the LTIP. The increase in the number of shares of preferred stock similarly is intended to provide flexibility for future issuances of preferred stock determined by our board of directors to be advisable.

Proposal 2D:
Approval of Amendments to the Charter to Change MPAC’s
Classified Board of Directors from Two Classes to Three Classes
The A&R Charter will classify our board of directors into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term. However, for the initial terms immediately following the division of our board of directors into three classes, directors would be assigned terms of one, two or three years, as described below.
The directors initially elected in Class I would serve until the 2019 annual meeting of stockholders, or until their respective successors have been elected and have qualified, or until their earlier death, resignation, retirement or removal. The directors initially elected in Class II would serve until the 2020 annual meeting of stockholders, or until their respective successors have been elected and have qualified, or until their earlier death, resignation, retirement or removal. The directors initially elected in Class III would serve until the 2021 annual meeting of stockholders, or until their respective successors have been elected and qualified, or until their earlier death, resignation, retirement or removal.
If the Charter Proposal is approved, beginning with the election of directors to be held at the 2019 annual meeting of stockholders, the class of directors to be elected in such year would be elected for a three-year term, and at each successive annual meeting, the class of directors to be elected in such year would be elected for a three-year term so that the term of office of one class of directors shall expire in each year.
This board classification change is designed to assure continuity and stability in our board of directors’ leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with MPAC and, therefore, will be familiar with our business and operations. Our board of directors also believes that the this classification change will assist our board of directors in protecting the interests of our stockholders in the event of an unsolicited offer for MPAC by encouraging any potential acquirer to negotiate directly with our board of directors.
Unless a director is removed or resigns, three annual elections would be needed to replace all of the directors on the classified board of directors. The classified board amendment may, therefore, discourage an individual or entity from acquiring a significant position in MPAC’s stock with the intention of obtaining immediate control of our board of directors.
Potential Anti-Takeover Effects
This proposal may increase the amount of time required for a takeover bidder to obtain control of MPAC without the cooperation of our board of directors, even if the takeover bidder were to acquire a majority of the voting power of MPAC’s outstanding voting stock. Without the ability to obtain immediate control of our board of directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of MPAC. Thus, this amendment could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, this amendment will make it more difficult for stockholders to change the majority composition of our board of directors, even if the stockholders believe such a change would be desirable. Because of the additional time required to change the control of our board of directors, this amendment could be viewed as tending to perpetuate present management.
Although this proposal could make it more difficult for a hostile bidder to acquire control over MPAC, our board of directors believes that by forcing potential bidders to negotiate with our board of directors for a change of control transaction, our board of directors will be better able to maximize stockholder value in any change of control transaction.
MPAC is not aware of any present or threatened third-party plans to gain control of MPAC, and this proposal is not being recommended in response to any such plan or threat. Rather, our board of directors is recommending this proposal as part of its review of MPAC’s key governance mechanisms in connection with the Business Combination and to assist in assuring fair and equitable treatment for all of MPAC’s stockholders in hostile takeover situations. Our board of directors has no present intention of soliciting a stockholder vote on any other proposals relating to a possible takeover of MPAC.

Proposal 2E:
Approval of Amendments to Require Supermajority
Votes of Our Stockholders on Certain Matters
The A&R Charter will provide that the following actions may be taken only by affirmative vote of the holders of at least 66 2∕3% of the voting power of all outstanding shares of capital stock of MPAC entitled to vote generally in the election of directors, voting together as a single class:
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removal of directors from office (which may only be done for cause, as under the existing Charter); and

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adoption, amendment, alteration or repeal of MPAC’s bylaws by its stockholders.

In addition, the A&R Charter will provide that any amendment or repeal of the supermajority voting provisions of the A&R Charter described above will require the affirmative vote of the holders of at least 66 2∕3% of the voting power of all outstanding shares of capital stock of MPAC entitled to vote on such amendment or repeal, in addition to any other vote of stockholders required by the A&R Charter or applicable law.
Our board of directors believes that these changes are appropriate due to the fact that our Sponsor, Crestview, the Blocker Stockholders and the Non-Blocker USWS Members will own or control a significant percentage of our outstanding voting stock following the Closing and therefore will have the ability to influence certain corporate actions requiring stockholder approval. A higher threshold requirement for stockholder approval of the matters described above will make it more difficult for any of these stockholders, or any other persons who acquire significant percentages of our outstanding voting stock in the future, to modify our corporate governance without the meaningful support of other MPAC stockholders.
Proposal 2F:
Approval of Other Amendments to the Charter
In addition to the amendments to the Charter that are the subject of Proposals 2A-2E as described above, the A&R Charter will effect various other amendments to the Charter, including amendments that will:
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eliminate certain provisions relating to our Initial Business Combination that will no longer be applicable to MPAC following the Closing;

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eliminate the requirement for class voting on any increase or decrease in the number of authorized shares of our preferred stock, subject to the special rights of holders of any series of preferred stock;

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require advance notice of any proposal for the removal of a director to be presented at a meeting of our stockholders;

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provide for certain procedural matters and definitions related to indemnification and advancement of expenses; and

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make certain related and conforming changes.

Vote Required for Approval
The Closing is conditioned on the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal at the special meeting. The Charter Proposal is conditioned on the approval of the Business Combination Proposal, the Nasdaq Proposal and the LTIP Proposal.
The Charter Proposal will be approved and adopted only if the holders of at least a majority of the outstanding shares of our Class A Common Stock and Class F Common Stock, voting as a single class, vote “FOR” the Charter Proposal. Failure to vote by proxy or to vote in person at the special meeting or an abstention from voting will have the same effect on the outcome of the vote on the Charter Proposal as a vote “AGAINST” the Charter Proposal.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE CHARTER PROPOSAL.

PROPOSAL NO. 3 — THE Nasdaq PROPOSAL
Overview
In connection with the Business Combination, we intend to effect (subject to customary terms and conditions, including the Closing):
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the issuance, pursuant to the Merger and Contribution Agreement, of  (i) shares of Class A Common Stock to the Blocker Stockholders in the Blocker Merger and (ii) shares of Class B Common Stock to the Non-Blocker USWS Members in the USWS Merger, with the combined number of such shares of Class A Common Stock and Class B Common Stock being 27,400,000, subject to upward or downward adjustment in certain circumstances pursuant to the terms of the Merger and Contribution Agreement;

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the issuance, concurrently with the Closing, to Crestview of  (i) 9,900,000 shares of Class A Common Stock (including 900,000 shares related to Crestview’s agreement to provide the backstop commitment referred to below) and (ii) up to an additional 20,350,000 shares of Class A Common Stock, consisting of  (a) up to 10,000,000 shares pursuant to the option granted to Crestview by MPAC, (b) up to 10,350,000 shares pursuant to Crestview’s backstop commitment (including up to 9,000,000 Backstop Shares and up to 1,350,000 Drawn Shares), all pursuant to the Crestview Subscription Agreement;

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the issuance, concurrently with the Closing, of 4,500,000 shares of Class A Common Stock to the PIPE Investors pursuant to the PIPE Subscription Agreements;

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the issuance, concurrently with the Closing, of 1,180,000 shares of Class A Common Stock to certain individuals, including (i) 650,000 shares of Class A Common Stock to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus he will be entitled to receive at Closing under his existing employment agreement with USWS Holdings and an employment agreement entered into by him with MPAC to be effective at Closing, and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions, to be issued to certain members of management of USWS Holdings, each of whom is expected to become an officer of MPAC or continue as a member of management of USWS Holdings at closing, pursuant to the terms of the Merger and Contribution Agreement; and

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the issuance of a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock issued in connection with the Business Combination pursuant to the Merger and Contribution Agreement, which shares of Class A Common Stock will be issuable to the holders of such shares of Class B Common Stock in connection with the future exchange of their New USWS Units in accordance with the A&R USWS Holdings LLC Agreement to be entered into in connection with the Closing.

For further information, please see the section entitled “Proposal No. 1 — The Business Combination Proposal,” as well as the annexes to this proxy statement.
Why MPAC Needs Stockholder Approval
We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(a), (b), (c) and (d).
Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.
Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the registrant.

Under Nasdaq Listing Rule 5635(c), stockholder approval is required prior to the issuance of securities when a plan or other equity compensation arrangement is established or materially amended.
Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.
Stockholder approval of the Nasdaq Proposal is also a condition to Closing under the Merger and Contribution Agreement.
Effect of Proposal on Current Stockholders
If the Nasdaq Proposal is adopted, we will issue a total of 27,400,000 combined shares of Class A Common Stock and Class B Common Stock to the Blocker Stockholders and the Non-Blocker USWS Members, which number of shares will be subject to adjustment pursuant to the Merger and Contribution Agreement. We may also issue a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock issued to the Non-Blocker USWS Members upon the future exchange of New USWS Units in accordance with the A&R USWS Holdings LLC Agreement. We will also the issue, concurrently with the Closing, 1,180,000 shares of Class A Common Stock, including (i) 650,000 shares of Class A Common Stock to be issued to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus he will be entitled to receive at Closing under his existing employment agreement with USWS Holdings and an employment agreement entered into by him with MPAC to be effective at Closing, and (ii) 530,000 shares of restricted Class A Common Stock subject to vesting conditions, to be issued to certain members of management of USWS Holdings, each of whom is expected to become an officer of MPAC or continue as a member of management of USWS Holdings at closing, pursuant to the terms of the Merger and Contribution Agreement.
We will issue 9,900,000 shares of Class A Common Stock to Crestview pursuant to the Crestview Subscription Agreement, and we may issue (i) up to an additional 10,000,000 shares of Class A Common Stock to Crestview if Crestview exercises its option pursuant to the Crestview Subscription Agreement and (ii) up to an additional 10,350,000 shares of Class A Common Stock to Crestview if it purchases shares of Class A Common Stock pursuant to its backstop commitment under the Crestview Subscription Agreement. We will also issue 4,500,000 shares of Class A Common Stock to the PIPE Investors pursuant to the terms of the PIPE Subscription Agreements.
The issuance of the shares of Class A Common Stock and Class B Common Stock described above would result in significant dilution to MPAC stockholders and result in MPAC stockholders having a smaller percentage interest in the voting power, liquidation value and aggregate book value of MPAC.
Vote Required for Approval
The Nasdaq Proposal is conditioned on the approval of the Business Combination Proposal, the Charter Proposal and the LTIP Proposal at the special meeting.
Approval of the Nasdaq Proposal requires the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Failure to vote by proxy or to vote in person at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the Nasdaq Proposal.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE Nasdaq PROPOSAL.

PROPOSAL NO. 4 — THE LTIP PROPOSAL
Overview
In this Proposal No. 4, we are requesting stockholders approve and adopt the U.S. Well Services, Inc. 2018 Long Term Incentive Plan (the “LTIP”) and the material terms thereunder. A total of          shares of Class A Common Stock will be reserved for issuance under the LTIP. Our board of directors approved the LTIP on            , 2018 subject to stockholder approval at the special meeting. If stockholders approve this Proposal No. 4, the LTIP will become effective on the consummation of the Business Combination. If the LTIP is not approved by the stockholders, it will not become effective and no awards will be granted thereunder. The LTIP is described in more detail below. A copy of the LTIP is attached to this proxy statement as Annex H.
The LTIP
The purpose of the LTIP is to enhance MPAC’s ability to attract and retain the types of directors, employees and consultants who will contribute to MPAC’s long range success; provide incentives that align the interests of directors, employees and consultants with those of our stockholders; and promote the success of MPAC’s business. We believe that the LTIP is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in MPAC and providing a means of recognizing their contributions to the success of MPAC. Our board of directors and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified individuals who help MPAC meet its goals.
Background for Determining the Share Reserve Under the LTIP
In its determination to adopt and approve the LTIP, our board of directors reviewed an analysis prepared by Alvarez & Marsal, LLC (“Alvarez & Marsal”), its independent compensation consultant, which included an analysis of market data and trends and our anticipated equity usage. Specifically, the board considered Alvarez & Marsal’s review of the size of long-term incentive plan pools reserved by companies in the oilfield services industry at the time of their initial public offerings, as well as the aggregate equity usage practices for other companies in this industry. If the LTIP is approved, we estimate that the shares reserved for issuance under the LTIP would be sufficient for approximately          years of awards, noting that the share reserve under the LTIP could last for a longer or shorter period of time dependent upon, among other things, the competitiveness of ongoing grants, any changes in stock price and on our future equity grant practices, which we cannot predict with any degree of certainty at this time.
Summary of the LTIP
This section summarizes certain principal features of the LTIP. The summary is qualified in its entirety by reference to the complete text of the LTIP, which is attached to this proxy statement as Annex H.
Eligibility and Administration
Our employees, consultants and directors, and employees, consultants and directors of our affiliates, and other individuals designated by our board of directors or the compensation committee of our board of directors (the “compensation committee”), as plan administrator, who are reasonably expected to become employees, consultants and directors, will be eligible to receive awards under the LTIP. Only employees are eligible to receive incentive stock options.
The LTIP will be administered by the compensation committee or, in the discretion of our board of directors, by the board (referred to collectively as the plan administrator). The plan administrator will have the authority, among other things, to interpret the LTIP and award agreements, administer, reconcile any inconsistency in, correct any defect in and supply any omission in the LTIP or award agreements, to adopt, amend and repeal rules and regulations for the administration of the LTIP as it deems advisable, and exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the LTIP. The plan administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the LTIP, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the LTIP.
Shares Available for Awards
An aggregate of      shares of Class A Common Stock will be available for issuance under the LTIP, all of which may be issued upon the exercise of incentive stock options. Shares issued under the LTIP may be authorized but unissued shares, shares purchased on the open market or treasury shares.
If an award under the LTIP expires, or is canceled, forfeited or terminated without issuance of the full number of shares to which the award related, then the number of shares available under the LTIP will be increased by the portion of the award that expired, or was canceled, forfeited or terminated. However, the LTIP does not allow the shares available for grant under the LTIP to be recharged or replenished with shares that:
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are tendered or withheld to satisfy the exercise price of an option;

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are tendered or withheld to satisfy tax withholding obligations for any award; or

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are subject to a stock-settled stock appreciation right or other award that are not issued in connection with the settlement of the award.

Awards may be granted under the LTIP in assumption of, or substitution for, any options or other stock or stock-based awards granted by an entity before the entity’s merger or consolidation with us (or any of our subsidiaries) or our (or any of our subsidiary’s) acquisition of the entity’s property or stock. Such awards will not reduce the shares available for grant under the LTIP, but any awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as incentive stock options will count against the maximum number of shares that may be issued upon the exercise of incentive stock options.
Awards
The LTIP provides for the grant of stock options, including incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance share awards and other stock-based awards. Certain awards under the LTIP may constitute or provide for payment of  “nonqualified deferred compensation” under Section 409A of the Code. All awards under the LTIP will be set forth in award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. A brief description of each award type follows.
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Stock Options and SARs.   Stock options provide for the purchase of shares of Class A Common Stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. SARs may be granted alone (“freestanding rights”) or in tandem with options (“related rights”). The plan administrator will determine the number of shares covered by each option and SAR, the exercise price of each option and SAR and the conditions and limitations applicable to the exercise of each option and SAR. The exercise price of a stock option or SAR will not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR may not be longer than 10 years (or five years in the case of ISOs granted to certain significant stockholders).

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Restricted Stock.   Restricted stock is an award of actual shares of Class A Common Stock that are subject to certain restrictions for a period of time determined by the plan administrator. Restricted stock may be held by MPAC in escrow or delivered to the participant pending the release of the restrictions. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, which generally include voting rights in such shares and the right to receive dividends and other distributions in relation to the award. The terms and conditions applicable to restricted stock will be determined by the plan administrator, subject to the conditions and limitations contained in the LTIP.
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RSUs.   An RSU is an award of hypothetical shares of Class A Common Stock units having a value equal to the fair market value of an identical number of shares of Class A Common Stock, which are subject to certain restrictions for a period of time determined by the plan administrator. No shares of common stock are issued at the time an RSU is granted, and MPAC is not required to set aside any funds for the payment of any RSU award. Prior to settlement of an RSU award and the receipt of shares, the recipient does not have any rights as a stockholder with respect to such shares. The plan administrator may grant RSUs with a deferral feature (deferred stock units or DSUs), whereby settlement of the RSU is deferred beyond the vesting date until a future payment date or event set out in the recipient’s award agreement. The plan administrator has the discretion to credit RSUs or DSUs with dividend equivalents. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the LTIP.

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Performance Share Awards.   A performance share award is an award of shares of Class A Common Stock that are earned only if certain conditions are met. The plan administrator has the discretion to determine: the number of shares or stock-denominated units subject to a performance share award; the applicable performance period; the conditions that must be satisfied for a participant to earn an award; and the other terms, conditions and restrictions of the award. The number of performance shares earned by a participant depends on the extent to which the performance goals established by the plan administrator are attained within the applicable performance period.

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Other Stock-Based Awards.   The plan administrator may grant other stock-based awards, either alone or in tandem with other awards, in amounts and subject to conditions as determined by the plan administrator as set out in an award agreement.

Prohibition on Repricing
Under the LTIP, the plan administrator may not, except in connection with equity restructurings and certain other corporate transactions as described below, without the approval of our stockholders, authorize the repricing of any outstanding option or SAR to reduce its price per share, or cancel any option or SAR in exchange for cash or another award with an exercise price that is less than the exercise price of the original options SARs.
Adjustments upon Changes in Stock
In the event of changes in the outstanding common stock or in the capital structure of MPAC by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the LTIP and any award agreements, the exercise price of options and SARs, the maximum number of shares of Class A Common Stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of Class A Common Stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.
Unless the plan administrator specifically determines that such adjustment is in the best interests of MPAC or its affiliates, the plan administrator will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Code Section 424(h)(3) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Code Section 409A. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. MPAC will give participants notice of any adjustment.

Change in Control
In the event of a Change in Control, the plan administrator, on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions that the plan administrator determines to be appropriate with respect to any award, which may vary among individual participants and which may vary among awards held by any individual participant:
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Provide for the cancellation of the award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of the award or realization of the participant’s rights under the vested portion of the award, as applicable. If the amount that could have been obtained upon the exercise or settlement of the vested portion of the award or realization of the participant’s rights, in any case, is equal to or less than zero, then the award may be terminated without payment;

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Terminate an outstanding and unexercised stock option, SAR or other stock-based award that provides for a participant elected exercise, effective as of the date of the change in control, in which case during a period prior to the change in control the participant may exercise the award in full, but any such exercise shall be contingent on the occurrence of the change in control. If the change in control does not occur within a specified period, the exercise will be null and void;

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Provide that an outstanding stock option, SAR or other stock-based award shall become immediately exercisable with respect to 100% of the shares subject to such award, and/or the restricted period shall expire immediately with respect to 100% of the outstanding shares of an award of restricted stock or RSUs;

•
Provide that (i) any incomplete performance period in respect of an outstanding performance share award shall end on the date of the change in control and the plan administrator will determine the extent to which the applicable performance goals have been met based upon such audited or unaudited financial information then available as it deems relevant, or (ii) all performance goals or other vesting criteria in respect of an outstanding performance share award will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met; or

•
Provide that the award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the plan administrator to provide substantially equivalent value, in a manner consistent with Section 409A of the Code and the regulations thereunder, and Treasury Regulation Section 1.424-1, to the extent applicable.

Provisions of the LTIP Relating to Director Compensation
The LTIP provides that the plan administrator may establish compensation for non-employee directors from time to time subject to the LTIP’s limitations. The plan administrator will from time to time determine the terms, conditions and amounts of all non-employee director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that maximum number of shares of Class A Common Stock subject to awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such director during the fiscal year shall not exceed a total value of $       (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

Plan Amendment and Termination
Our board of directors may amend or terminate the LTIP at any time; however, except in the case of adjustments upon changes in Class A Common Stock, no amendment may impair the rights of a participant under an award outstanding under the LTIP without the consent of the affected participant, and no amendment will be effective without stockholder approval to the extent necessary to comply with applicable laws. Rights under any award granted before amendment of the LTIP shall not be impaired by any amendment of the LTIP unless (a) MPAC requests the consent of the Participant and (b) the Participant consents in writing. The LTIP will remain in effect until the tenth anniversary of the earlier of (i) the date our board of directors adopted the LTIP and (ii) the date our stockholders approve the LTIP, unless earlier terminated by our board of directors. No awards may be granted under the LTIP after its termination. The plan administrator may amend the terms of any one or more awards. However, the plan administrator may not make any amendment which would otherwise constitute an impairment of the rights under any award the participant consents in writing.
Clawback Provisions, Transferability and Participant Payments
MPAC may cancel any award or require the participant to reimburse any previously paid compensation provided under the LTIP or an award agreement in accordance with MPAC’s clawback policy. Except as the plan administrator may determine or provide in an award agreement, awards under the LTIP are generally non-transferrable, except by will or the laws of descent and distribution, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the LTIP, and exercise price obligations arising in connection with the exercise of stock options under the LTIP, the plan administrator may, in its discretion, accept cash, check, shares of Class A Common Stock that meet specified conditions, a “cashless” exercise program established with a broker, or such other consideration as the plan administrator deems suitable or any combination of the foregoing.
Material U.S. Federal Income Tax Consequences
The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations in effect on the date of this proxy statement, all of which are subject to change, and is not a complete description of the U.S. federal income tax laws. Moreover, the following is only a summary of United States federal income tax consequences and is not intended to be exhaustive and does not constitute legal or tax advice. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participant’s particular circumstances. This summary does not address municipal, state or foreign income tax consequences of awards, or federal employment taxes.
ISO.   No income will be recognized by a participant for federal income tax purposes upon the grant of an ISO. No income will be recognized by a participant for federal income tax purposes upon the exercise of an ISO if at the time of exercise the participant has been employed by MPAC or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the ISO, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, or if less, the gain on disposition, and MPAC will be entitled to a corresponding deduction. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an ISO over the exercise price for the shares is generally an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an ISO, a participant may be subject to alternative minimum tax as a result of the exercise.
NSOs.   No income is expected to be recognized by a participant for federal income tax purposes upon the grant of an NSO. Upon exercise of an NSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses. Income recognized upon the exercise of an NSO will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. NSOs are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.
SARs.   There is expected to be no federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. If SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.
Restricted Stock and Performance Share Awards.   If the restrictions on an award of shares of restricted stock or performance share awards are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the grant of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock or performance share awards on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock or performance share awards on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock or performance share awards, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock or performance share awards. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock or performance share awards, but, if the restricted stock or performance share award is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock or performance share awards.
Any dividends paid to a participant holding restricted stock or performance share awards before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.
If the restrictions on an award of restricted stock or performance share awards are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock or performance share awards on the date of the transfer, less any amount paid therefore. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

RSUs.   There will be no federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Limitations on the Employer’s Compensation Deduction.   Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain current or former executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million. Beginning January 1, 2018, with the passage and signing of the Tax Cuts and Jobs Act, this limitation will apply to MPAC’s Chief Executive Officer, Chief Financial Officer, MPAC’s other named executive officers, and anyone who was a covered person after December 31, 2016. Prior to January 1, 2018, certain performance-based compensation was excluded from the $1,000,000 deduction limit. With the passage and signing of the Act, beginning January 1, 2018 (with an exception for certain grandfathered arrangements), MPAC will be denied a deduction for any compensation exceeding $1,000,000 for such covered individuals, regardless of whether the compensation is performance-based compensation.
Excess Parachute Payments.   Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of outstanding awards under the LTIP upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.
Application of Section 409A of the Code.   Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive programs, including some stock options, SARs and RSU awards. Generally speaking, Section 409A does not apply to ISOs, non-discounted NSOs and SARs if no deferral is provided beyond exercise, or restricted stock.
The awards made pursuant to the LTIP are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the LTIP are not exempt from Section 409A. However, if the LTIP fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.
State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the LTIP is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.
The LTIP is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

Plan Benefits
The benefits or amounts that may be received or allocated to participants under the LTIP will be determined at the discretion of the plan administrator and are not currently determinable, except that, pursuant to the Merger and Contribution Agreement, at Closing we expect to issue 530,000 shares of restricted Class A Common Stock to certain current members of management of USWS who are expected to become officers of MPAC or continue as members of management of USWS at Closing. For additional detail regarding these awards of restricted stock, see the section entitled “Executive Compensation — Compensation of Executive Officers and Directors after the Business Combination — Long-Term Incentive Awards.”
Vote Required for Approval
The LTIP Proposal is conditioned on the approval of the Business Combination Proposal, the Charter Proposal and the Nasdaq Proposal at the special meeting.
The approval of the LTIP Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Failure to vote by proxy or to vote in person at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the LTIP Proposal.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE APPROVAL OF THE LTIP PROPOSAL.

PROPOSAL NO. 5 — The Director Election Proposal
Overview
Pursuant to the Charter, MPAC’s board of directors is currently divided into two classes, Class I and Class II, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two year term. If the Charter Proposal is approved, the A&R Charter will divide our board of directors into three classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term. However, for the initial terms immediately following the Closing, directors would be assigned terms of one, two or three years, as described below.
The directors initially elected in Class I would serve until the 2019 annual meeting of stockholders, or until their respective successors have been elected and have qualified, or until their earlier death, resignation, retirement or removal. The directors initially elected in Class II would serve until the 2020 annual meeting of stockholders, or until their respective successors have been elected and have qualified, or until their earlier death, resignation, retirement or removal. The directors initially elected in Class III would serve until the 2021 annual meeting of stockholders, or until their respective successors have been elected and have qualified, or until their earlier death, resignation, retirement or removal.
If the Charter Proposal is approved, beginning with the election of directors to be held at the 2019 annual meeting of stockholders, the class of directors to be elected in such year would be elected for a three-year term, and at each successive annual meeting, the class of directors to be elected in such year would be elected for a three-year term so that the term of office of one class of directors will expire in each year.
Pursuant to the Merger and Contribution Agreement, at Closing, we will expand the size of our board of directors from five directors to seven, and our board of directors will consist of two directors designated by MPAC, two directors designated by USWS Holdings, two directors designated by Crestview VCOC and Joel Broussard, who will become the President and Chief Executive Officer of MPAC at Closing. David J. Matlin and David L. Treadwell have been designated as directors by MPAC, Adam Klein and Eddie Watson have been designated as directors by Crestview, and James Bold and Ryan Carroll have been designated as directors by USWS Holdings.
As contemplated by the Merger and Contribution Agreement, our board of directors has nominated Messrs. Broussard and Bold to serve as Class I directors, Messrs. Matlin and Klein to serve as Class II directors and Messrs. Treadwell, Carroll and Watson to serve as Class III directors, in each case for election to be effective at the Closing. If for any reason the Closing does not occur, (i) no person elected as a director at the special meeting will become a member of our board of directors, and (ii) our current directors, or any of their respective successors appointed prior to the special meeting, will continue in office without change to the classes of our board of directors in which they currently serve or the terms for which they previously have been elected or appointed. Information regarding each nominee is set forth in the section entitled “Officers and Directors of MPAC Upon Consummation of the Business Combination.”
Vote Required for Approval
The Director Election Proposal is conditioned on the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the LTIP Proposal at the special meeting.
Directors are elected by a plurality of the votes cast, in person or by proxy. This means that the seven director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of that nominee. Failure to vote by proxy or to vote in person at the special meeting and abstentions will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee. Cumulative voting is not permitted in the election of directors.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE
ELECTION OF EACH OF THE SEVEN DIRECTOR
NOMINEES TO THE BOARD OF DIRECTORS

PROPOSAL NO. 6 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Proposal, the LTIP Proposal or the Director Election Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by MPAC stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Proposal, the LTIP Proposal and the Director Election Proposal.
Vote Required for Approval
The Adjournment Proposal is not conditioned on the approval of any other proposal at the special meeting.
The approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Failure to vote by proxy or to vote in person at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE
APPROVAL OF THE ADJOURNMENT PROPOSAL.

OFFICERS AND DIRECTORS OF MPAC PRIOR TO CONSUMMATION OF THE BUSINSS COMBINATION
This section provides information regarding our directors and executive officers, our board of directors and related matters as of the date of this proxy statement and prior to the Business Combination. This information does not apply at or after the Closing. For information regarding our officers and directors and board of directors effective as of the Closing, see the section entitled “Officers and Directors of MPAC Upon Consummation of the Business Combination.”
Directors and Executive Officers
As of the date of this proxy statement, our directors and officers are as follows:
Name	Age	Title
David J. Matlin	57	Chairman of the Board and Chief Executive Officer
Greg Ethridge	42	President
Rui Gao	39	Chief Financial Officer
Peter H. Schoels	45	Director
Kenneth L. Campbell	62	Director
David L. Treadwell	64	Director
Daniel W. Dienst	53	Director
Robert H. Weiss	60	Secretary and General Counsel
David J. Matlin, our Chairman and Chief Executive Officer since inception. Mr. Matlin is also the co-founder, Chief Executive Officer and Chief Investment Officer of MatlinPatterson Global Advisers LLC, or MatlinPatterson, a distressed securities investment manager, which he co-founded in July 2002. Mr. Matlin is also the Chief Executive Officer (since January 2015) and a managing principal (since December 2012) of MatlinPatterson Asset Management L.P. and its operating joint venture affiliate that manages a non-distressed credit strategy. Prior to forming MatlinPatterson, Mr. Matlin was a Managing Director at Credit Suisse, and headed their Global Distressed Securities Group upon its inception in 1994. Mr. Matlin was also a Managing Director and a founding partner of Merrion Group, L.P., from 1988 to 1994. He began his career as a securities analyst at Halcyon Investments from 1986 to 1988. Mr. Matlin has served as a member of the board of directors of Flagstar Bank FSB, a federally charted savings bank, and Flagstar Bancorp, Inc. (NYSE: FBC), a savings and loan holding company since 2009. He has served as the Chair of Flagstar Bancorp.’s Nominating/Corporate Governance Committee since January 2009, and he served as Chair of its Compensation Committee from January 2009 until January 2018 and as a member of that committee until March 2018. Mr. Matlin also serves on the boards of directors of Orthosensor, Inc., Dermasensor, Inc. and Pristine Surgical LLC, which are medical device manufacturers. Previously, he served on the board of directors of CalAtlantic Group, Inc. (NYSE: CAA), a U.S. homebuilder, from 2009 to 2018 and Global Aviation Holdings, Inc., an air charter company, from 2006 to 2012. Mr. Matlin holds a JD degree from the Law School of the University of California at Los Angeles and a BS in Economics from the Wharton School of the University of Pennsylvania.
Greg Ethridge, our President since January 2017 (and who served as our Chief Operating Officer from inception until January 2017), also serves as Senior Partner of MatlinPatterson. Prior to joining MatlinPatterson in 2009, Mr. Ethridge was a principal in the Recapitalization and Restructuring group at Broadpoint Capital, Inc. where he moved his team from Imperial Capital, from 2008 to 2009. In 2006, Mr. Ethridge was a founding member of the corporate finance advisory practice for Imperial Capital LLC in New York. Prior to Imperial Capital, Mr. Ethridge was a principal investor at Parallel Investment Partners LP (formerly part of Saunders, Karp and Megrue) from 2005 to 2006, executing recapitalizations, buyouts and growth equity investments for middle market companies. Previously, from 2001 to 2005, Mr. Ethridge was an associate in the Recapitalization and Restructuring Group at Jefferies and Company, Inc. where he executed corporate restructurings and leveraged finance transactions and was a crisis manager at Conway, Del Genio, Gries & Co. in New York from 2000 to 2001. Mr. Ethridge has served a director of Palmetto Bluff Company, LLC, formerly a multi-asset class real estate developer known as Crescent Communities, LLC, a multi-class real estate developer, since June 2010. From 2009 until 2017,

Mr. Ethridge served on the board of directors of FXI Holdings Inc., a foam and foam products manufacturer and served as its chairman from February 2012 until 2017. Mr. Ethridge has also served on the board of directors of Advantix Systems Ltd. and Advantix Systems, Inc., HVAC equipment manufacturers, from August 2013 until 2015 (for Advantix Systems, Inc.) and until 2018 (for Advantix Systems Ltd.). Mr. Ethridge holds a BBA and a Masters in Accounting from The University of Texas at Austin.
Rui Gao, our Chief Financial Officer since inception, is also the Chief Financial Officer of MatlinPatterson and its affiliates. Prior to joining MatlinPatterson in 2003, Ms. Gao was a Senior Associate at Deloitte & Touche LLP in the assurance practice specializing in private equity and hedge funds from 2001 to 2003. Ms. Gao is a Certified Public Accountant in the State of New York, and holds a MBA in finance from the New York University, Stern Graduate School of Business and a BA in accounting from Pace University.
Peter H. Schoels has been a director of MPAC since March 2017 (and also served as our President from inception until January 2017). He is a Managing Partner of MatlinPatterson since 2009 and has been a partner with MatlinPatterson since its inception in July 2002. In his capacity as Managing Partner, Mr. Schoels has been involved in the supervision of all investments made by certain private investment partnerships managed by MatlinPatterson. Mr. Schoels is also a managing principal of MatlinPatterson Asset Management L.P. since August 2013. Prior to joining MatlinPatterson, he was a Vice President of the Credit Suisse Global Distressed Securities Group, investing in North America, Latin America, and Europe. Prior to joining Credit Suisse, Mr. Schoels was a Director of Finance and Strategy of Itim Group Plc. from 2000 to 2001. Previously, Mr. Schoels was Manager of Mergers and Acquisitions for Ispat International NV from 1998 to 2000, now ArcelorMittal, which specialized in buying distressed steel assets globally. Mr. Schoels also serves as a member of the board of directors of Flagstar Bank FSB, a federally chartered savings bank, Flagstar Bancorp, Inc., a savings and loan holding company (NYSE: FBC) since July 2012. Mr. Schoels also serves on the board of directors of Palmetto Bluff Company, LLC, formerly a multi-asset class real estate developer known as Crescent Communities, LLC, and has served on the board of directors of CalAtlantic Group, Inc. (NYSE: CAA) from 2009 to 2018 and Global Aviation Holdings, Inc., an air charter company, from 2006 to 2012 and Advantix Systems Ltd. and Advantix Systems, Inc., HVAC equipment manufacturers, from August 2013 to February 2015. We believe Mr. Schoels is well qualified to serve on our board due to his background in supervising investments in distressed companies, and his service as a director of a publicly-traded companies, which provides us with the perspective of a seasoned investor with knowledge of business, operations and as well as with leadership and risk assessment skills. Mr. Schoels holds an MBA from United Business Institutes in Brussels, Belgium, and a BA in International Business from Eckerd College, St. Petersburg, Florida.
Kenneth L. Campbell has been a director of MPAC since March 2017. Mr. Campbell’s career has focused on managing companies through financial restructurings and operational turnarounds as well as through strategic mergers, acquisitions and divestures. Between 2003 and December 2011, he served as a senior officer of several MatlinPatterson portfolio companies, and for a time was an investment partner of the firm. From December 2008 until December 2011, he served as Chief Executive Officer and a director of Standard Pacific Homes, now CalAtlantic Group, Inc. (NYSE: CAA) a publicly-traded home builder. He was an investment partner of MatlinPatterson from 2007 to 2008. From 2006 to 2007, Mr. Campbell served as Chief Executive Officer and director of Ormet Corporation, an aluminum manufacturer. Prior to that, Mr. Campbell served as Chief Financial Officer of RailWorks Corporation, a railroad construction contractor, from 2003 to 2006. Prior to this, Mr. Campbell spent over 20 years serving in various restructuring roles at companies with significant operational and/or financial difficulties. We believe Mr. Campbell is well-qualified to serve on our board due to his background as a seasoned restructuring executive with knowledge of business, operations and management. Mr. Campbell holds an MBA with distinction from the Wharton School and a BA cum laude in economics from Wesleyan University.
David L. Treadwell has been a director of MPAC since March 2017, and he has served on the audit committee during his tenure. Until its sale in August 2011, Mr. Treadwell was the President and Chief Executive Officer of EP Management Corporation (formerly known as EaglePicher Corporation), a diversified industrial products company, where he had served in the role since 2006. Prior to that, he served as its Chief Operating Officer from 2005 until 2006, and as a division president in 2005. From August 2004 through March 2005, Mr. Treadwell was hired as Chief Executive Officer of Oxford Automotive, a $1 billion revenue automotive company, to lead Oxford through a Chapter 11 restructuring process. From 2002 until 2004, Mr. Treadwell provided business consulting services following 19 years with Prechter Holdings, serving as Chief Executive Officer from 1993 to 2002. Mr. Treadwell currently serves on the board of directors of the following companies with publicly traded securities: Flagstar Bancorp. Inc. (NYSE: FBC) (“Flagstar”) since 2009, Visteon Corporation (Nasdaq: VC) (“Visteon”) since 2012, and Sungard Availability Systems (“Sungard”) since 2018. At Flagstar, Mr. Treadwell serves as chair of the risk committee since 2009, a member of the audit committee since 2014 and a member of the organization and nominating committee since 2018. At Visteon, Mr. Treadwell serves as chair of the organization and compensation committee since 2012, a member of the audit committee since 2012 and a member of the finance & corporate strategy committee since 2012. At Sungard, he serves on the audit committee since 2018. Mr. Treadwell formerly served on the board of Fairpoint Communications (Nasdaq: FRP) from January 2011 until the company was sold to Consolidated Communications in June 2017. Mr. Treadwell also serves the board of several private companies, including as chairman of U.S. Well Services, LLC from February 2017 until his resignation in May 2018. Mr. Treadwell holds a BA with high honors in Business Administration from the University of Michigan.
Daniel W. Dienst has been a director of MPAC since March 2017. He is principal of D2QUARED, LLC, a consulting firm since 2013, and recently served as a Director and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. (NYSE: MSO) from November 2013 until its sale to Sequential Brands, Inc. (Nasdaq: SQBG) in December 2015. Prior to that, from 2008 to 2013, Mr. Dienst served as the Group Chief Executive Officer of Sims Metal Management, Ltd. (NYSE: SMS; ASX: SGM) (hereafter ‘‘SMM’’) a publicly listed metal and electronics recycler processing. Mr. Dienst also recently served as a Director of 1st Dibs, Inc., an e-commerce arts and antiques platform owned by Benchmark Capital, Spark Capital, Index Ventures and Insight Venture Partners from 2014 to 2015 as an independent board designee. Prior to this, Mr. Dienst served as the Chairman, President & Chief Executive Officer of Metal Management, Inc. (NYSE: MM), a metal recycling company prior to its sale and merger into Sims Group, Ltd, to create SMM. Mr. Dienst joined the Metal Management Board of Directors in 2001, served as Chairman of the Board beginning in 2003, as Chief Executive Officer and President in 2004. Mr. Dienst also served as Chairman of the Board and Acting Chief Executive Officer of Metals USA, Inc. (Nasdaq: MUSA), a steel processor, before its going private sale to an affiliate of Apollo Management, L.P. in 2004. From 2000 to 2004, Mr. Dienst served as Managing Director of the Corporate and Leveraged Finance Group of CIBC World Markets Corp., a diversified global financial services firm where he specialized in complex financing and restructuring transactions. From 1998 through 2000, Mr. Dienst held various positions within CIBC World MarketsCorp., including Executive Director of the Financial Restructuring Group. We believe Mr. Dienst is well-qualified to serve on our board due to his background as an executive with knowledge of business, operations and management. Mr. Dienst holds a B.A. from Washington University, St. Louis, MO and a J.D. from The Brooklyn Law School. Mr. Dienst is married to the sister of the wife of David J. Matlin, our Chairman and Chief Executive Officer.
Robert H. Weiss, our Secretary and General Counsel since inception, is a Partner and General Counsel of MatlinPatterson and its affiliates. Prior to joining MatlinPatterson in 2002, Mr. Weiss was Managing Director at Deutsche Asset Management, where he was responsible for hedge fund and fund-of-funds administration, accounting, and product-related legal and compliance functions from 1996 to 2002. From 1991 to 1996, Mr. Weiss was General Counsel to Moore Capital Management, Inc. and Senior Vice President within the futures and managed futures business of Lehman Brothers from 1989 to 1991, as well as Associate General Counsel from 1986 to 1989. Mr. Weiss served on the board of directors of Advantix Systems Ltd. and Advantix Systems, Inc., HVAC equipment manufacturers, in 2015 (for Advantix Systems, Inc.) and from 2015 until 2018 (for Advantix Systems Ltd.). Mr. Weiss began his career in the legal department of futures commission merchant Johnson Matthey & Wallace, Inc. in 1983. Mr. Weiss holds a JD degree from Hofstra Law School and an AB cum laude from Vassar College.
Number and Terms of Office of Officers and Directors
We currently have five directors. Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the class I directors, consisting of Messrs. Campbell, Dienst and Treadwell, will expire at our first annual meeting of stockholders. The term of office of the class II directors, consisting of Messrs. Matlin and Schoels, will expire at the second annual meeting of stockholders.
Our officers are elected by the board of directors and serve at the discretion of our board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, a Chief Financial Officer, a President, Vice Presidents, Secretaries, Assistant Secretaries, a Treasurer and other such offices as may be determined by our board of directors.
Committees of the Board of Directors
Our board of directors has two standing committees: an audit committee (the “audit committee”) and a compensation committee. Our audit committee is comprised of three independent directors, and our compensation committee is comprised of two independent directors.
Audit Committee
We have established an audit committee of the board of directors. The members of our audit committee are Messrs. Campbell, Dienst and Treadwell. Mr. Campbell serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee. The rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Messrs. Campbell, Dienst and Treadwell qualify as independent directors under applicable rules. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Campbell qualifies as an ‘‘audit committee financial expert’’ as defined in applicable SEC rules.
We have adopted an audit committee charter, which will detail the principal functions of the audit committee, including:
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the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

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pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

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reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

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setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

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setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

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obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

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reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

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reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.
Compensation Committee
We have established a compensation committee of the board of directors consisting of two members. The members of our compensation committee are Messrs. Campbell and Dienst. Mr. Campbell serves as chairman of the compensation committee.
We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

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reviewing and approving the compensation of all of our other executive officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter of the compensation committee also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Director Nominations
We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The MPAC board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Campbell, Dienst and Treadwell. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
Our board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our stockholders.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves and in the past year has not served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2017 there were no delinquent filers.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed copies of our Code of Ethics, our audit committee charter and our compensation committee charter as exhibits to our registration statement in connection with our IPO. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. If we amend or grant a waiver of one or more of the provisions of our code of ethics, we intend to satisfy the requirements under Item 5.05 of Current Report on Form 8-K regarding the disclosure of amendments to, or waivers from, provisions of our code of ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF MPAC
Overview
We are a blank check company incorporated as a Delaware corporation on March 10, 2016 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We intend to effectuate our Initial Business Combination using cash from the proceeds of our IPO and the private placement warrants that occurred simultaneously with the consummation of the IPO, our capital stock, debt or a combination of cash, stock and debt.
Results of Operations
For the year ended December 31, 2017 and for the three months ended March 31, 2018, we had a net income of  $757,557 and $676,700, respectively. Our entire activity through March 31, 2018, consisted of formation and preparation for the IPO and since the IPO, the search for a target business with which to consummate an initial business combination, and as such, we had no operations. Subsequent to the closing of the IPO on March 15, 2017, our normal operating costs included costs associated with our search for a target business, costs associated with our governance and public reporting, and state franchise taxes.
Liquidity and Capital Resources
Until the consummation of the IPO, our only sources of liquidity were an initial purchase of founder shares for $25,000 by our Sponsor, and a total of  $275,000 of loans and advances by our Sponsor. The $275,000 loans and advances were non-interest bearing and were paid in full on March 15, 2017 in connection with closing of the IPO.
On March 15, 2017, we consummated our IPO in which we sold 32,500,000 units at a price of  $10.00 per unit (including the partial exercise of the underwriter’s overallotment option) generating gross proceeds of  $325,000,000 before underwriting fees and expenses. Our Sponsor and the underwriter, Cantor, purchased an aggregate of 15,500,000 private placement warrants (14,500,000 of private placement warrants by our Sponsor and 1,000,000 of private placement warrants by Cantor) at a price of  $0.50 per private placement warrant in a private placement that occurred simultaneously with the IPO. In connection with the IPO, we incurred offering costs of  $16,824,469 (including an underwriting fee of  $6,000,000 and deferred underwriting commissions of  $10,250,000). Other incurred offering costs consisted principally of formation and preparation fees related to the IPO. A total of  $325,000,000 of the net proceeds from the IPO and the private placement were deposited in the Trust Account.
As of March 31, 2018, we have available to us $482,694 of cash on our balance sheet. We will use these funds to identify and evaluate target businesses, perform business, legal and accounting due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination. As of March 31, 2018, we also had approximately $2.3 million in interest income available from our investments in the Trust Account to pay for our tax obligations.
In order to fund working capital deficiencies or finance transaction costs in connection with an intended Initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our Initial Business Combination, we would repay such loaned amounts. In the event that our Initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of  $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. Other than as set forth above, the terms of such loans by our Sponsor, an affiliate of our Sponsor or our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor, an affiliate of our Sponsor or certain of our officers and directors, if any, as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.
We expect that we have sufficient resources subsequent to our IPO to fund our operations through March 15, 2019. We do not believe we will need to raise additional funds following the IPO in order to meet the expenditures required for operating our business. However, if our estimates of the costs of identifying a target business, undertaking in-depth due diligence and negotiating an Initial Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our business combination. Moreover, we may need to obtain additional financing either to complete our business combination or because we become obligated to redeem a significant number of our public shares upon completion of our business combination, in which case we may issue additional securities or incur debt in connection with such business combination, which may include a specified future issuance. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our business combination. If we are unable to complete our Initial Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the trust account. In addition, following Initial Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.
Going Concern
In connection with MPAC’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, management has determined that the mandatory liquidation and subsequent dissolution raises substantial doubt about our ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should MPAC be required to liquidate after March 15, 2019.
Off-Balance Sheet Financing Arrangements
We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements.
We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or entered into any non-financial assets.
Contractual Obligations
At March 31, 2018, we did not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities.
Cantor was paid a cash underwriting fee of  $6,000,000 or 2% of gross proceeds of the IPO, excluding any amounts raised pursuant to the overallotment option. In addition, Cantor is entitled to an aggregate deferred underwriting commission of  $10,250,000 consisting of  (i) 3% of the gross proceeds of the IPO, excluding any amounts raised pursuant to the overallotment option, and (ii) 5% of the gross proceeds of the units sold in IPO pursuant to the overallotment option. The deferred underwriting commissions will become payable to Cantor from the amounts held in the Trust Account solely in the event that MPAC completes an Initial Business Combination, subject to the terms of the IPO underwriting agreement.

Critical Accounting Policies
The preparation of financial statements and related disclosures in conformity with GAAP requires MPAC’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. MPAC has identified the following as its critical accounting policies:
Emerging Growth Company
We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. MPAC has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, MPAC, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the MPAC’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Net Income (Loss) Per Common Share
Net income (loss) per common share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus, to the extent dilutive, the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. At March 31, 2018, MPAC had outstanding warrants to purchase 24,000,000 shares of common stock. These shares were excluded from the calculation of diluted income (loss) per common share because their inclusion would have been antidilutive. An aggregate of 31,237,978 shares of Class A Common Stock subject to possible redemption at March 31, 2018 have been excluded from the calculation of basic income (loss) per common share since such shares, if redeemed, only participate in their pro rata share of earnings from the Trust Account. Due to a loss during the three months ended March 31, 2017, diluted loss per common share is the same as basic loss per common share.
Financial Instruments
The fair value of the MPAC’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheets.
Offering Costs
MPAC complies with the requirements of FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A — “Expenses of Offering.” Offering costs were $16,824,469 (including an underwriting fee of  $6,000,000 and deferred underwriting commissions of  $10,250,000), consisting principally of costs incurred in connection with formation and preparation for the IPO. These offering costs were charged to additional paid in capital upon closing of the IPO on March 15, 2017.

Income Taxes
MPAC follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of March 31, 2018 and December 31, 2017. MPAC recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at March 31, 2018 and December 31, 2017. MPAC is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. MPAC is subject to income tax examinations by major taxing authorities since inception. At March 31, 2018 and December 31, 2017, MPAC had no material deferred tax assets.
Redeemable Class A Common Stock
All of the 32,500,000 shares of Class A Common Stock sold as parts of the units in the IPO contain a redemption feature which allows for the redemption of Class A Common Stock under our Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with FASB ASC 480, redemption provisions not solely within the control of MPAC require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although MPAC has not specified a maximum redemption threshold, our Charter provides that in no event will MPAC redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.
MPAC will recognize changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A Common Stock shall be affected by charges against additional paid in capital. Accordingly, of the 32,500,000 shares of Class A Common Stock included in the units, 31,237,978 and 31,170,308 shares were classified outside of permanent equity at its redemption value at March 31, 2018 and December 31, 2017, respectively.
Recent Accounting Standards
Our management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on MPAC’s financial statements.

BUSINESS OF MPAC
Overview
We are a blank check company incorporated in March 2016 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this report as our Initial Business Combination. We are currently in the process of identifying potential business combination targets.
On March 15, 2017, we consummated our IPO of 32,500,000 units, including the partial exercise of the underwriter’s over-allotment option of 2,500,000 units. Each unit consisted of one share of Class A Common Stock and one warrant to purchase one share of Class A Common Stock. Each warrant entitles the holder to purchase one-half of one share of Class A Common Stock at an exercise price of  $5.75 per half share. The units were sold in our IPO at an offering price of  $10.00 per unit, generating gross proceeds of  $325.0 million (before underwriting discounts and commissions and offering expenses). Simultaneously with the consummation of our IPO, we completed a private placement of 15,500,000 private placement warrants at a price of  $0.50 per warrant, issued to our Sponsor and Cantor, generating total proceeds of $7.75 million.
A total of  $325 million of the net proceeds from our IPO (including the partial over-allotment) and the private placement with our Sponsor and Cantor were deposited in the Trust Account.
Our management team is led by David J. Matlin, our Chairman and Chief Executive Officer. Mr. Matlin is also co-founder, Chief Executive and Chief Investment Officer of MatlinPatterson Global Advisers LLC, or MatlinPatterson, which he co-founded in 2002. Mr. Matlin is also the Chief Executive Officer (since January 2015) and a managing principal (since December 2012) of MatlinPatterson Asset Management L.P. whose operating joint venture affiliate manages a non-distressed credit strategy.
Prior to forming MatlinPatterson, Mr. Matlin was a Managing Director at Credit Suisse and head of its Global Distressed Securities Group since its inception in 1994. Mr. Matlin was also a Managing Director and a founding partner of Merrion Group, L.P. Mr. Matlin currently serves on the board of directors of Flagstar Bank FSB, a federally chartered savings bank, Flagstar Bancorp, Inc., a savings and loan holding company He also serves on the board of directors of Orthosensor Inc., Dermasensor Inc. and Pristine Surgical LLC, medical device manufacturers.
Under Mr. Matlin’s leadership and management, MatlinPatterson’s three distressed-for-control private equity funds, with nearly $9 billion in aggregate capital commitments, have invested more than $7.6 billion in 43 portfolio companies controlled by MatlinPatterson. ‘‘Control’’ means the ability to exercise control or substantial influence through significant board representation, substantial equity ownership, stockholder agreements and similar agreements and structures. At Credit Suisse, from 1994 to 2001, the Global Distressed Securities Group under Mr. Matlin’s supervision and management pursued both distressed-for-control and non-control distressed and special situation investing, and invested more than $4.4 billion in 261 portfolio companies, of which 37 were in distressed-for-control investments. During this period at Credit Suisse and MatlinPatterson, Mr. Matlin and individuals under his supervision have served on the board of directors of more than 51 companies, eight of which have been public, and all of which were directly related to investments made by Credit Suisse and MatlinPatterson, and have provided advice and assistance in a broad array of initiatives.
Our management team also includes Peter Schoels and Greg Ethridge.
Peter Schoels, one of our directors, also serves as Managing Partner of MatlinPatterson. Mr. Schoels is also a managing principal of MatlinPatterson Asset Management L.P. Prior to joining MatlinPatterson, he was a Vice President of the Credit Suisse Global Distressed Securities Group, investing in North America, Latin America, and Europe. Prior to joining Credit Suisse, Mr. Schoels was a Director of Finance and Strategy of Itim Group Plc. Previously, Mr. Schoels was Manager of Mergers and Acquisitions for Ispat International NV, now ArcelorMittal, which specialized in buying distressed steel assets globally. Mr. Schoels serves on the board of directors of Flagstar Bank FSB, Flagstar Bancorp, Inc. and Palmetto Bluff Company, LLC, formerly a multi-asset class real estate developer known as Crescent Communities, LLC.

Greg Ethridge, our President, also serves as Senior Partner of MatlinPatterson. Prior to joining MatlinPatterson, Mr. Ethridge was a principal in the Recapitalization and Restructuring group at Broadpoint Capital, Inc. where he moved his team from Imperial Capital. Mr. Ethridge was a founding member of the corporate finance advisory practice for Imperial Capital LLC in New York. Prior to Imperial Capital, Mr. Ethridge was a principal investor at Parallel Investment Partners LP (formerly part of Saunders, Karp and Megrue) executing recapitalizations, buyouts and growth equity investments for middle market companies. Previously, Mr. Ethridge was an associate in the Recapitalization and Restructuring Group at Jefferies and Company, Inc. where he executed corporate restructurings and leveraged finance transactions, and before that he was a crisis manager at Conway, Del Genio, Gries & Co. in New York. Mr. Ethridge serves as a director of Palmetto Bluff Company, LLC, formerly a multi-asset class real estate developer known as Crescent Communities, LLC.
We believe that we will derive significant benefit from our management team which we believe has distinctive experience in identifying and acquiring businesses that are underperforming or distressed and/or are operating in industries undergoing dislocation. We intend to focus our efforts on seeking and completing an Initial Business combination with a company that has an enterprise value of between $1 billion and $1.8 billion, although a target entity with a smaller or larger enterprise value may be considered. While we may pursue an acquisition opportunity in any sector, the global decline in commodity prices since 2014 as well as the quickly changing regulatory environment have led to severe dislocation in the commodity and specialty chemicals, exploration and production, metals and mining, materials, power generation, transportation and infrastructure, refining, financial institutions, specialty lending, healthcare and insurance sectors. Our initial focus will be to pursue underperforming companies in these sectors as potential candidates for a business combination.
Our strategy is to identify and acquire a business that is misvalued or underperforming in an industry impacted by market dislocation or regulatory uncertainty and whose market value and operating results we believe can be positively affected by our management team. The MatlinPatterson affiliated members of our management team have an aggregate of over 60 years of experience setting and implementing strategies to grow revenues and improve profitability, including: engaging in capital markets and other restructuring activities, evaluating, changing or enhancing management when appropriate, pursuing acquisition and divestiture opportunities, and crafting other initiatives, whether through board control or influence or substantial equity ownership of portfolio companies over which MatlinPatterson or Credit Suisse’s Global Distressed Securities Group (while under Mr. Matlin’s management) exercised control.
While underperformance can result from many factors we expect to initially focus on targets that underperforming as a result of market conditions driven by commodity supply/demand imbalances or periods of regulatory uncertainty surrounding future business activities. Specifically, we believe that targets in or with exposure to the commodity and specialty chemicals, exploration and production, metals and mining, materials, power generation, transportation and infrastructure, refining, financial institutions, specialty lending, healthcare and insurance sectors provide a large opportunity set following the global commodity downturn that began in 2014 and the uncertain regulatory environment. Our management believes that increasing leverage, a lack of access to capital markets and regulatory uncertainty have caused many private companies in these sectors to be misvalued and underappreciated. Based on our management team’s experience at MatlinPatterson, we believe that these trends create excellent opportunities for an organization with our strategy and our management’s core competencies.
Despite the acquisition experience of our management team, none of our officers or directors has had direct experience with special purpose acquisition companies. Any past experience of MatlinPatterson or our management team is not a guarantee either: (i) that we will be able to locate a suitable candidate for our Initial Business Combination; or (ii) of any results with respect to any initial business combination we may consummate. You should not rely on the historical record of MatlinPatterson’s or our management team’s performance as indicative of our future performance.

Initial Business Combination
Nasdaq rules require that an Initial Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of signing a definitive agreement in connection with an Initial Business Combination. If our board of directors is not able to independently determine the fair market value of the target business, MPAC will obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, Inc.
As of the date of the execution of the Merger and Contribution Agreement, the balance of the funds in the Trust Account was approximately $318.2 million (excluding approximately $10.3 million of deferred underwriting commissions and taxes payable on the income earned on the Trust Account) and 80% thereof represents approximately $254.6 million. In reaching its conclusion that the Business Combination meets the 80% asset test, our board of directors looked at the enterprise value of USWS of approximately $500 million implied by:
•
approximately $274.0 million of equity consideration in the post-combination company to be issued to the Blocker Stockholders and the Non-Blocker USWS Members, excluding potential adjustments related to the Closing Adjusted Net Debt Amount and other matters, which could increase but not materially decrease the amount of such equity consideration; and

•
approximately $226.0 million of assumed net debt of USWS and other matters included in the Baseline Adjusted Net Debt Amount.

For additional information regarding potential adjustments to the amount of equity consideration to be received by the Blocker Stockholders and the Non-Blocker USWS Members, the Closing Adjusted Net Debt Amount and the Baseline Adjusted Net Debt Amount, see “— Consideration to Be Received in the Business Combination — USWS Owner Consideration.”
In determining whether the enterprise value described above represents the fair market value of USWS, our board of directors considered all of the factors described above in this section and the fact that the purchase price for USWS was the result of an arm’s length negotiation with USWS Holdings and its owners. As a result, our board of directors concluded that the fair market value of the business to be acquired was significantly in excess of 80% of the assets held in the Trust Account. In light of the financial background and experience of the members of our management team and our board of directors, our board of directors believes that the members of our management team and our board of directors are qualified to determine whether the Business Combination meets the 80% asset test. Our board of directors did not seek or obtain an opinion of an outside fairness or valuation advisor as to whether the 80% asset test has been met.
Redemption Rights for Holders of Public Shares
We are providing our public stockholders with the opportunity to elect to redeem their public shares for cash equal to a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest not previously released to MPAC to pay its franchise and income taxes, divided by the number of then outstanding public shares, upon the Closing, subject to the limitations described herein. As of March 31, 2018, the amount in the Trust Account, without taking into account taxes payable and any interest that we may withdraw for working capital purposes, was approximately $10.07 per public share. Our initial stockholders, directors and officers have entered into a letter agreement with us, pursuant to which they have agreed to waive redemption rights with respect to founder shares and any public shares they may acquire in connection with the completion of our initial business combination.
Submission of Business Combination to a Stockholder Vote
The special meeting to which this proxy statement relates is to solicit your approval of the Business Combination. Unlike many other blank check companies, MPAC public stockholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business

Combination is not completed, then public stockholders who elected to exercise their redemption rights will not be entitled to receive such payments. Our Sponsor, officers and directors have agreed to vote any shares of Class A Common Stock and Class F Common Stock owned by them in favor of the Business Combination Proposal.
Limitation on Redemption Rights
Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A Common Stock included in the units sold in our IPO, which we refer to as the “20% threshold.” Accordingly, all public shares in excess of the 20% threshold beneficially owned by a public stockholder or group will not be redeemed for cash.
Employees
We currently have four officers. Members of our management team are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our Initial Business Combination. The amount of time that Mr. Matlin or any other members of our management team will devote in any time period to MPAC will vary based on whether a target business has been selected for our Initial Business Combination and the current stage of the business combination process.
Legal Proceedings
To the knowledge of our management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.
Principal Accountant Fees and Services
The following is a summary of fees paid to WithumSmith+Brown, PC (“Withum”), for services rendered excluding any fees in connection with the Business Combination.
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Quarterly Reports on Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2017 and for the period from March 10, 2016 (date of inception) through December 31, 2016 were $31,500 and $24,000, respectively. The aggregate fees of Withum related to audit services in connection with our 2017 IPO totaled $30,000. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal year ended December 31, 2017 and for the period from March 10, 2016 (date of inception) through December 31, 2016, we did not pay Withum for any audit-related fees.
Tax Fees
During the fiscal year ended December 31, 2017, tax fees paid to Withum totaled $3,000. We did not pay Withum for tax return services or tax planning and tax advice for the period from March 10, 2016 (inception) through December 31, 2016.

All Other Fees
We did not pay Withum for other services during the year ended December 31, 2017 and for the period from March 10, 2016 (inception) through December 31, 2016.
Pre-Approval Policy
Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

OFFICERS AND DIRECTORS OF MPAC UPON CONSUMMATION OF THE BUSINESS
COMBINATION
Officers and Directors
Set forth below are the names, ages and positions of each of the individuals who will serve as directors and officers of MPAC immediately following the Closing:
Name(1)	Age	Position
Joel Broussard	52	President and Chief Executive Officer and Director
Kyle O’Neill	40	Chief Financial Officer
Nathan Houston	43	Chief Operating Officer
Matthew Bernard	47	Chief Administrative Officer
David J. Matlin	57	Director
David L. Treadwell	63	Director
Adam Klein	40	Director
Eddie Watson	63	Director
James Bold	62	Director
Ryan Carroll	36	Director

(1)
Pursuant to the Merger and Contribution Agreement, at Closing, we will expand the size of our board of directors from five directors to seven, and the our board of directors will consist of two directors designated by MPAC, two directors designated by USWS Holdings, two directors designated by Crestview VCOC and Mr. Broussard, who will become the President and Chief Executive Officer of MPAC at Closing. Messrs. Matlin and Treadwell have been designated as directors by MPAC, Messrs. Klein and Watson have been designated as directors by Crestview, and Messrs. Bold and Carroll have been designated as directors by USWS Holdings.

Joel Broussard will become President and Chief Executive Officer and is nominated to become a director of MPAC at Closing. Mr. Broussard has been a member of USWS’ board since February 2012. He became USWS’ Chief Executive Officer in February 2017. Mr. Broussard founded ORB Investments, LLC in February 2012 and was most recently a principal investor in Go-Coil, LLC from August 2008 until December 2011. Additionally, Mr. Broussard was the founder and Chief Executive Officer of Gulf Offshore Logistics, LLC from April 2003 until December 2014 and GOL Docks, LLC from March 2007 until March 2012. Prior to founding Gulf Offshore Logistics, LLC and GOL Docks, LLC, Mr. Broussard worked in sales and marketing with C&G Marine for over 7 years and was member of the United States Army.
We believe Mr. Broussard is qualified to serve on our board of directors due to his background as an experienced executive with knowledge of business, operations, corporate strategy and his technical experience in the oil and gas services industry, including the hydraulic fracturing market.
Kyle O’Neill will become Chief Financial Officer of MPAC at Closing. Mr. O’Neill is currently a Managing Director of TCW Direct Lending group and is involved in the origination, due diligence review, structuring, execution, and monitoring of debt and equity investments. The Direct Lending Group was acquired by TCW in January 2013 from Regiment Capital Advisors, LP. Mr. O’Neill joined Regiment Capital’s Special Situations Group in October 2005. Previously, Mr. O’Neill held various positions in the investment banking firms of JPMorgan and Baxter Bold & Company from 2000 to 2005. During this time, he worked on mergers, acquisitions, and capital markets transactions for companies engaged in the energy, power, and natural resources industries. Mr. O’Neill has also served on the board of directors of U.S. Well Services from February 2017 to May 2018, Foothills Resources, a Gulf Coast E&P company from 2010 – 2017 and Battalion Resources, a Wyoming based E&P company from 2011 to 2016. Mr. O’Neill received a BA from Michigan State University’s Eli Broad College of Business.

Nathan Houston will become Chief Operating Officer of MPAC at Closing. Mr. Houston has 21 years of related industry experience. He joined USWS in March of 2012 as Director of Engineering. Prior to joining USWS, he served as the Director of Technology for Superior Well Services from January 2005 to March 2012 and held various positions with Halliburton and Dominion Transmission from January 1998 to January 2002 and January 2002 to January 2005, respectively. Mr. Houston is a member of the Society of Petroleum Engineers and holds a B.S. in Geo-Environmental Engineering with a minor in Geoscience from Pennsylvania State University.
Matthew Bernard will become Chief Administrative Officer of MPAC at Closing. Mr. Bernard joined USWS in August 2014 as our Chief Financial Officer. Before joining USWS as the Chief Financial Officer, Mr. Bernard served as a member of USWS’ board from April 2012 to February 2017. Prior to that, Mr. Bernard served as President of Gulf Offshore Logistics, LLC from June 2010 to August 2014 and as Executive Vice President/Chief Financial Officer of Gulf Offshore Logistics, LLC from 2007 to 2010. Mr. Bernard served as Corporate Controller for Edison Chouest Offshore from May 2002 to April 2007. From August 1992 to April 2002, Mr. Bernard worked for Ernst & Young’s audit practice in their New Orleans, The Hague (the Netherlands) and Houston offices rising to the senior manager level prior to his departure. Mr. Bernard holds a Bachelor of Science in Accounting from Nicholls State University.
David J. Matlin has served as our Chairman and Chief Executive Officer since inception. At Closing, he will resign as Chief Executive; however, he is a nominee to become a director of MPAC at the Closing. Mr. Matlin is also the co-founder, Chief Executive Officer and Chief Investment Officer of MatlinPatterson Global Advisers LLC, or MatlinPatterson, a distressed securities investment manager, which he co-founded in July 2002. Mr. Matlin is also the Chief Executive Officer (since January 2015) and a managing principal (since December 2012) of MatlinPatterson Asset Management L.P. and its operating joint venture affiliate that manages a non-distressed credit strategy. Prior to forming MatlinPatterson, Mr. Matlin was a Managing Director at Credit Suisse, and headed their Global Distressed Securities Group upon its inception in 1994. Mr. Matlin was also a Managing Director and a founding partner of Merrion Group, L.P., from 1988 to 1994. He began his career as a securities analyst at Halcyon Investments from 1986 to 1988. Mr. Matlin has served as a member of the board of directors of Flagstar Bank FSB, a federally charted savings bank, and Flagstar Bancorp, Inc. (NYSE: FBC), a savings and loan holding company since 2009. He has served as the Chair of Flagstar Bancorp.’s Nominating/Corporate Governance Committee since January 2009, and he served as Chair of its Compensation Committee from January 2009 until January 2018 and as a member of that committee until March 2018. Mr. Matlin also serves on the boards of directors of Orthosensor, Inc., Dermasensor, Inc. and Pristine Surgical LLC, which are medical device manufacturers. Previously, he served on the board of directors of CalAtlantic Group, Inc. (NYSE: CAA), a U.S. homebuilder, from 2009 to 2018 and Global Aviation Holdings, Inc., an air charter company, from 2006 to 2012. Mr. Matlin holds a JD degree from the Law School of the University of California at Los Angeles and a BS in Economics from the Wharton School of the University of Pennsylvania.
We believe Mr. Matlin is well qualified to serve on our board of directors due to his background in distressed companies and his experience serving on several public company boards, which bring leadership, risk assessment skills and public company expertise.
David L. Treadwell has been a director of MPAC since March 2017, and he has served on the audit committee during his tenure. Mr. Treadwell is a nominee to become a director of MPAC at the Closing. Until its sale in August 2011, Mr. Treadwell was the President and Chief Executive Officer of EP Management Corporation (formerly known as EaglePicher Corporation), a diversified industrial products company, where he had served in the role since 2006. Prior to that, he served as its Chief Operating Officer from 2005 until 2006, and as a division president in 2005. From August 2004 through March 2005, Mr. Treadwell was hired as Chief Executive Officer of Oxford Automotive, a $1 billion revenue automotive company, to lead Oxford through a Chapter 11 restructuring process. From 2002 until 2004, Mr. Treadwell provided business consulting services following 19 years with Prechter Holdings, serving as Chief Executive Officer from 1993 to 2002. Mr. Treadwell currently serves on the board of directors of the following companies with publicly traded securities: Flagstar Bancorp. Inc. (NYSE: FBC) (“Flagstar”) since 2009, Visteon Corporation (Nasdaq: VC) (“Visteon”) since 2012, and Sungard Availability Systems (“Sungard”) since 2018. At Flagstar, Mr. Treadwell serves as chair of the risk committee since 2009, a member of the audit committee since 2014 and a member of the organization and nominating committee since 2018. At

Visteon, Mr. Treadwell serves as chair of the organization and compensation committee since 2012, a member of the audit committee since 2012 and a member of the finance & corporate strategy committee since 2012. At Sungard, he serves on the audit committee since 2018. Mr. Treadwell formerly served on the board of Fairpoint Communications (Nasdaq: FRP) from January 2011 until the company was sold to Consolidated Communications in June 2017. Mr. Treadwell also serves the board of several private companies, including as chairman of U.S. Well Services, LLC from February 2017 until his resignation in May 2018. Mr. Treadwell holds a BA with high honors in Business Administration from the University of Michigan.
We believe Mr. Treadwell is well-qualified to serve on our board of directors due to his background as an experienced executive with knowledge of business, operations, corporate strategy and risk management, as well as his experience with distressed companies and turnaround situations.
Adam Klein is a nominee to become a director of MPAC at the Closing. Mr. Klein is a partner focused on energy investments at Crestview Advisors, L.L.C. (“Crestview Partners”). Prior to joining Crestview Partners in 2007, Mr. Klein worked as an investment professional at Centennial Ventures, Inc., where he invested in early- to mid-stage companies across multiple industries. Before joining Centennial Ventures, Mr. Klein worked in the Mergers & Acquisitions group at Compass Partners from 2001 to 2003, advising corporations and private equity firms on a wide range of transactions. Previously, Mr. Klein worked in the Media & Telecom group at Donaldson, Lufkin & Jenrette and then Credit Suisse from 2000 through 2001. Mr. Klein received an M.B.A. from Harvard Business School and an A.B. in Economics from Harvard College. Mr. Klein serves on the board of directors of CP Energy Services, Inc., H2Oil Energy Company, LLC, Select Energy Services, Inc., SES Holdings, LLC, Silver Creek Oil & Gas, LLC, Synergy Energy Holdings LLC and W Energy Partners. He also serves as treasurer and a member of the board of directors for the Books for Kids Foundation. He served on the board of directors of FBR & Co. from February 2010 to June 2014.
We believe Mr. Klein is qualified to serve on our board of directors because of his private equity investment and company oversight experience, significant familiarity with our industry, and background with respect to acquisitions, debt financings and equity financings.
Eddie Watson is a nominee to become a director of MPAC at the Closing. Mr. Watson worked at Halliburton Company (“Halliburton”) from 1981 through 2015 where he served in increasing roles of responsibility, most recently as Southern U.S. Region Operations Manager. During his tenure at Halliburton, Mr. Watson worked in several regions throughout the U.S., the Far East and the Middle East. Mr. Watson has been retired since 2015. Mr. Watson received a B.S. in Mechanical Engineering from New Mexico State University in 1980.
We believe Mr. Watson is qualified to serve on our board of directors because of his extensive management and technical experience in the oil and gas services industry, including the hydraulic fracturing market.
James Bold is a nominee to become a director of MPAC at the Closing. Mr. Bold joined the TCW Direct Lending group as a Managing Director in January 2013 with the acquisition of the Special Situations Funds Group from Regiment Capital Advisors, LP in December 2012. He joined the group in October 2005 and is involved in the origination, due diligence review, structuring, and execution of new investments, and the ongoing management of portfolio companies. Previously, he was a Partner in an energy-focused investment banking firm, Baxter Bold & Company, which he founded in June 2002. Prior to that, he was a Managing Director and Head of Global Energy Mergers and Acquisitions for JPMorgan. He began his career in 1977 at Chemical Bank where he specialized in the energy, power, and natural resources industries. Mr. Bold received a BS in Business Administration from Bucknell University.
We believe Mr. Bold is qualified to serve on our board of directors because he has over forty years of experience in various capacities within the financial services industry and extensive experience with oil and gas and other natural resource based companies.
Ryan Carroll is a nominee to become a director of MPAC at the Closing. Mr. Carroll is currently a Managing Director within the Direct Lending Group at TCW Asset Management Company, LLC, which he joined in July of 2016. Prior to joining TCW, Mr. Carroll was a Managing Director within the US

Private Capital Group at BlackRock Financial Management, Inc. from March 2015 until April of 2016. He joined BlackRock in March of 2015 with the acquisition of BlackRock Kelso Capital Advisors, which he joined in November 2005 and had served as a Managing Director from December 2012 until March 2015. Prior to joining BlackRock Kelso Capital, Mr. Carroll worked in the leveraged finance group at JPMorgan, where he began his career in 2004. Mr. Carroll has served on the board of managers of US Well Services, LLC since May of 2018. In addition, Mr. Carroll served on the board of directors of Electrical Components International, Inc., a manufacturer of wire harnesses for consumer appliances and specialty industrial applications, from May of 2012 through May of 2014, the board of directors of AGY Holding Corp., a manufacturer of fiber glass yarns for diverse end markets, from June of 2013 through January of 2016, the board of managers of Marketron Broadcast Solutions, LLC, a software provider for radio stations, from June of 2012 through January of 2016 and the board of directors of Bankruptcy Management Solutions, Inc., a software and services provider to bankruptcy trustees, from October of 2010 through January of 2016. Mr. Carroll holds a BSBA with majors in finance, accounting and international business from the Olin School of Business at Washington University in St. Louis.
We believe Mr. Carroll is qualified to serve on our board of directors due to his background overseeing numerous performing and distressed portfolio companies and his service as a director on a number of private company boards, which provides us with an experienced investor who has been deeply involved in the formulation of long-term strategic plans, acquisition strategy and construction of management incentive plans.
Board of Directors and Terms of Office of Officers and Directors
MPAC is managed under the direction of its board of directors. After Closing, our board of directors will be divided into three classes of directors with only one class of directors being elected in each year and each class serving a three-year term. At Closing, (i) Mr. Broussard and Mr. Bold will be Class I directors serving terms expiring at our 2019 annual meeting of stockholders, (ii) Mr. Klein and Mr. Matlin will be Class II directors serving terms expiring at our 2020 annual meeting of stockholders, and (iii) Mr. Treadwell, Mr. Carroll and Mr. Watson will be Class III directors serving terms expiring at our 2021 annual meeting of stockholders.
Under the terms of the Crestview Subscription Agreement, Crestview VCOC will be entitled to designate for nomination by MPAC for election (i) two directors to serve on our board of directors for so long as Crestview beneficially owns at least 14.3% of the outstanding shares of Class A Common Stock, one of whom must qualify as an independent director pursuant to Nasdaq rules, and (ii) one director for so long as Crestview beneficially owns at least 5% and less than 14.3% of the outstanding shares of Class A Common Stock. See “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Crestview Subscription Agreement.”
Officers are appointed by our board of directors and serve at discretion of the board, rather than for specific terms of office.

EXECUTIVE COMPENSATION
MPAC
The following discussion concerns the current compensation of MPAC’s officers and directors prior to the consummation of our Initial Business Combination Transaction.
None of our officers or directors has received any cash compensation for services rendered to us. No compensation of any kind, including finder’s and consulting fees, has been or will be paid to our Sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our Initial Business Combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors, or our or their affiliates.
USWS
The following discussion concerns the compensation of USWS’ executive officers and directors prior to the consummation of the Business Combination and describes the material elements of compensation for USWS’ named executive officers (the “Named Executive Officers” or “NEOs”) for 2017 and is presented based on the reduced disclosure rules applicable to USWS as an “emerging growth company” within the meaning of the Securities Act.
In accordance with the foregoing, USWS’ Named Executive Officers for 2017 are:
Name	Principal Position
Joel Broussard	Chief Executive Officer
Nathan Houston	Chief Operating Officer
Matthew Bernard	Chief Financial Officer
2017 Summary Compensation Table
The following table summarizes, with respect to USWS’ Named Executive Officers, information relating to compensation earned for services rendered in all capacities during the fiscal year ended December 31, 2017.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Unit Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Joel Broussard Chief Executive Officer	2017	$291,667	—	$4,001,850	$1,107,572	—	$5,401,089
Nathan Houston Chief Operating Officer	2017	$321,615	—	$4,471,700	$243,750	$39,239	$5,076,304
Matthew Bernard Chief Financial Officer	2017	$311,719	—	$3,651,200	$236,250	$41,511	$4,212,520

(1)
These amounts represent the value of Class G Unit awards granted to the Named Executive Officers in 2017, the material terms of which are summarized below under the heading, “Class G Units.” All Class G Unit awards granted to the Named Executive Officers have been valued based on the aggregate grant date fair value of the Class G Unit awards computed in accordance with FASB ASC 718, and do not represent amounts realized by the Named Executive Officers.

(2)
Reflects amounts earned based on 2017 performance pursuant to USWS’ Annual Incentive Plan.

(3)
Amounts in this column reflect (i) an automobile allowance of  $23,400 for Mr. Houston, housing costs during the relocation of Mr. Bernard and (ii) 401(k) matching contributions of  $15,839 and $13,351 for Messrs. Houston and Bernard, respectively.

Outstanding Equity Awards at 2017 Fiscal Year-End
The following table reflects information regarding outstanding equity-based awards held by USWS’ Named Executive Officers as of December 31, 2017.
Name	Grant Date	Unit Awards
		# of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Joel Broussard	6/1/2017	15,000(2)	—
Nathan Houston	3/1/2017	10,000(3)	—
Matt Bernard	3/15/2017	10,000(3)	—
	8/15/2017	5,000(3)	—
	8/15/2017	5,000(2)	—

(1)
The Class G Units are intended to be profits interests for federal income tax purposes. They are designed to increase in value only after the underlying assets have realized a certain level of growth as specified in the NEO’s award agreements. As of December 31, 2017, these awards have not realized value pursuant to their vesting requirements. Accordingly, we have not disclosed any value for these awards.

(2)
The Class G Units vest upon a Sale of the Parent (discussed under the heading “Class G Units” below) and achievement of a certain enterprise value hurdle.

(3)
The Class G Units vest in four equal installments beginning on the first anniversary of the grant date, provided that the NEO remains continuously employed with USWS through each vesting date.

Additional Narrative Disclosures
Original Employment Agreements
During fiscal year 2017, Messrs. Broussard, Houston, and Bernard entered into employment agreements with U.S. Well Services, LLC, dated February 2, 2017 for Messrs. Broussard and Bernard and dated February 18, 2017 for Mr. Houston (collectively, the “Original Employment Agreements”). Each Original Employment Agreement provides a general description of NEO’s duties, positions, and responsibilities associated with his title as well as an annual base salary. In addition to base salary, the Original Employment Agreement for Mr. Broussard sets out the performance goals for an annual bonus under the Annual Incentive Plan (“AIP”) based on a percentage of Adjusted EBITDA if certain Adjusted EBITDA performance levels are achieved. The Original Employment Agreements for Messrs. Houston and Bernard provide that they are eligible for annual bonuses under the AIP targeted at 50% of their respective base salaries.
Under his Original Employment Agreement, upon the consummation of the transaction, Mr. Broussard is entitled to an individual change in control bonus (“Individual Change in Control Bonus”) if he is actively employed on the date of the transaction or was terminated without Cause or for Good Reason no more than 12-months preceding the consummation of the transaction. The Individual Change in Control Bonus equals an amount up to 1.5% of the entire Enterprise Value (as defined in Mr. Broussard’s Original Employment Agreement) of USWS, but only if the Enterprise Value exceeds a certain threshold amount. Quoted terms used and not otherwise defined herein have such meanings as ascribed thereto in the Original Employment Agreements.
Base Salary
Base salary is a fixed component of each Named Executive Officer’s annual compensation. Base salaries are determined based on each Named Executive Officer’s responsibilities, level of experience and expertise, and the overall impact of the role in USWS. Historically, the USWS Board has determined and reviewed base salary for each of the NEOs and has periodically made adjustments based upon consideration of various factors, including, but not limited to: (i) any increase or decrease in responsibility, (ii) individual and company performance and (iii) the level of compensation paid to executives of other peer companies.
Annual Incentive Awards
Pursuant to the Original Employment Agreements, USWS’ NEOs are eligible to participate in the AIP. Mr. Broussard’s incentive amount is based on the achievement of certain Adjusted EBITDA performance goals (generally EBITDA plus a “bonus addback,” as defined in the AIP) specified in his Original Employment Agreement. Depending on the level to which the applicable Adjusted EBITDA target is satisfied and provided that he remains employed by USWS through the applicable payment date, Mr. Broussard could earn between 0% and 1.50% of Adjusted EBITDA as his annual incentive award. Messrs. Houston and Bernard are eligible to receive awards under the AIP with targets calculated as a percentage of their base salaries (50% of base salary), subject to the satisfaction of certain Adjusted EBITDA and individual performance goals and provided that they remain employed by USWS through the applicable payment date. The earned AIP award can range between 50% of target at the threshold performance level and up to 150% of target at the maximum performance level. If the threshold performance goal is not satisfied, no AIP bonuses will be earned. For 2017, based on USWS and individual performance, the USWS Board approved annual incentive payouts of  $1,107,572 for Mr. Broussard, $243,750 for Mr. Houston, and $236,250 for Mr. Bernard.
Class G Units and Change in Control Bonus Agreements
In 2017, each NEO received awards of time-based and/or performance-based Class G Units in USWS Holdings LLC (the “Parent”) pursuant to the Limited Liability Company Agreement of USWS Holdings LLC (“LLC Agreement”) and the USWS Holdings LLC Class G Unit Grant Agreement (“Grant Agreement”). These awards are indirectly held by USWS Management Company LLC (“Manager LLC”), and Manager LLC became a member of the Parent, bound by all the terms and conditions stated in the LLC Agreement (collectively referred to herein as the “Class G Units”).
The time-based Class G Units vest in four equal installments beginning on the first anniversary of the grant date, provided that the NEO remains continuously employed with USWS through each vesting date. Vesting of these time-based Class G Units will be fully accelerated upon the occurrence of a Sale of the Parent (as defined in the LLC Agreement). If an NEO’s employment is terminated without Cause (as defined in the Grant Agreement) or due to his death or disability, such NEO shall be entitled to accelerated vesting of a pro-rata portion of the time-based Class G Units that would have become vested on the next vesting date, based on the number of days the NEO is employed by USWS before termination. If an NEO’s employment is terminated for Cause or the NEO breaches any restrictive covenant to which he is bound, the NEO forfeits the Class G Units in their entirety, regardless of whether or not they have vested. If the NEO’s employment is terminated for any other reason, then all unvested time-based Class G Units will be forfeited and cancelled on and after the effective date of such termination. The time-based Class G Units are also subject to the Parent’s repurchase rights as described in the LLC Agreement. However, if a Sale of the Parent is consummated within nine (9) months of the NEO’s employment being terminated for any reason except for Cause, such NEO will be entitled to receive the fair market value of the time-based Class G Units as of the date of the Sale of the Parent, less any amounts previously paid for the time-based Class G Units.
The performance-based Class G Units fully vest in the event of a Sale of the Parent, provided that the NEO remains continuously employed with USWS through the date of the Sale of the Parent and the liquidation value of the Parent meets the specified threshold value targeted in their respective Grant Agreements. If the NEO’s employment is terminated for Cause or the NEO breaches any restrictive covenant set forth in his respective employment agreement, the NEO forfeits his rights to these Class G Units in their entirety, regardless of whether or not they have vested. If the NEO is terminated for any other reason, then all unvested performance-based Class G Units will be forfeited and cancelled on and after the effective date of such termination. The performance-based Class G Units are also subject to the Parent’s repurchase rights as described in the LLC Agreement. However, if a Sale of the Parent is consummated within nine (9) months of the NEO’s employment being terminated for any reason except for Cause, such NEO will be entitled to fair market value of the Class G Units as of the date of the Sale of the Parent less any amounts previously paid for the performance-based Class G Units.
The NEOs are also entitled to change in control bonuses if the cumulative proceeds realized by the Parent’s equityholders in connection with a Sale of the Parent (“CIC Consideration”) are less than certain thresholds; however, the change in control bonuses will not be trigger by the Closing as the CIC Consideration exceeds the specified thresholds.
Upon the consummation of the transaction, all of the Class G Units will vest in full and will be exchanged for USWS Holdings units and Class B Shares based on the equity consideration valuation at the closing. The NEOs will be subject to 6-month and 12-month lock-up provisions pursuant to the LLC Agreement.
Other Benefits
USWS has not maintained, and does not currently maintain, a defined benefit pension plan or nonqualified deferred compensation plan. USWS currently maintains a defined contribution retirement plan intended to provide benefits under section 401(k) of the Internal Revenue Code pursuant to which employees, including USWS’ NEOs, are permitted to contribute portions of their base compensation to a tax-qualified retirement account. The 401(k) plan provides for an employer matching contribution on 100% of the first 6% of each employee’s eligible compensation. Such employer matching contributions are 100% vested after two (2) years of service.
Potential Payments upon Termination or Change in Control
The NEOs are also entitled to potential severance benefits in connection with certain terminations of employment as specified in their respective Original Employment Agreement. In connection with the Business Combination, each NEO has entered into a new employment agreement, which will govern their eligibility for severance benefits going forward. The terms of the new employment agreements are described further below. Each NEO will be required to execute a general release of all claims in favor of USWS within thirty (30) days of the termination date to receive his severance benefits. If an NEO is terminated for Cause or resigns without Good Reason (as defined in the Original Employment Agreements), no further compensation or benefits will be provided pursuant to the Original Employment Agreements other than amounts already accrued or vested as of the applicable employment termination date.
In the event of a Sale of the Parent, the time-based Class G Units granted to each of USWS’ NEOs will immediately vest upon the occurrence of such event, to the extent the NEO is employed with USWS through the consummation of the sale. Messrs. Broussard’s and Bernard’s performance-based Class G Units will become 100% vested upon a Sale of the Parent, provided that the NEO is employed with USWS through the consummation of such sale and the Enterprise Value of USWS is greater than the value specified in their award agreements on the date of such sale.
The NEOs are also entitled to change in control bonuses if the cumulative proceeds realized by the Parent’s equityholders in connection with a Sale of the Parent (“CIC Consideration”) are less than certain thresholds; however, the change in control bonuses will not be trigger by the Closing as the CIC Consideration exceeds the specified thresholds.
Mr. Broussard will receive an additional Individual Change in Control Bonus upon the consummation of the transaction, in an amount up to 1.5% of the entire Enterprise Value of USWS, but only if the Enterprise Value exceeds certain thresholds.
2017 USWS Board Compensation
USWS’ current non-employee board members received compensation for their service on USWS’ Board for the fiscal year 2017. As CEO, Mr. Broussard did not receive any additional compensation for his service as a member of USWS’ Board. His compensation as a Named Executive Officer is disclosed in

USWS’ 2017 Summary Compensation Table. As an affiliated director, Mr. O’Neill also did not receive any additional compensation for his services as a member of USWS’ Board. The former members of USWS’ Board did not receive any compensation for their services on USWS’ Board in 2017.
The table and the accompanying narrative below summarizes compensation received by the members of USWS’ Board for their service during 2017.
Name	Fees Earned in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
David Treadwell(2)	$120,000	$810,719	—	$930,719
Barry McMahan(2)	$50,000	$405,360	—	$455,360
John Brecker(2)	$50,000	$983,707	—	$1,033,707

(1)
USWS Holdings granted Class G Units to Messrs. Treadwell, McMahan and Brecker, as follows: (i) 5,900 Class G Units to Mr. Treadwell on March 15, 2017, (ii) 2,950 Class G Units to Mr. McMahan on March 15, 2017, and (iii) 2,950 Class G Units to Mr. Brecker on June 26, 2017. As of December 31, 2017, Messrs. Treadwell, McMahan and Brecker had 5,900, 2,950 and 2,950 Class G Units outstanding, respectively. The Class G Units have been valued based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC 718.

(2)
Messrs. McMahan and Brecker joined USWS’ Board effective February 2017. Mr. Treadwell joined USWS’ Board effective December 2016.

With respect to 2017, each of USWS’ current non-employee USWS’ Board members was entitled to receive an annual cash retainer in the amount of  $60,000. The chairperson of the USWS’ Board received an additional $60,000 as an annual cash retainer. USWS’ employee or officer USWS’ Board members and directors affiliated with USWS did not receive additional compensation for their services on the USWS’ Board. We also provided USWS’ current non-employee USWS’ Board members with grants of Class G Units in the Parent as an additional incentive. These awards are held indirectly by the Manager LLC. The time-based Class G Units vest in three equal installments beginning on the first anniversary of the grant date, provided that the USWS’ Board member provides continuous service to the USWS’ Board through each vesting date. Vesting of these time-based Class G Units will be fully accelerated upon the occurrence of a Sale of the Parent (as defined in the LLC Agreement).
The USWS’ Board members are also entitled to change in control bonuses if the CIC Consideration realized by the Parent’s equityholders in connection with a Sale of the Parent is less than $208,828,211.94. The amount of the USWS’ Board members’ bonuses, if any, is based on the number of bonus pool units allocated to such NEO. Each bonus pool unit entitles the holder to .0010% of the following CIC Consideration: (i) if the CIC Consideration is less than or equal to $202,517,530.81, $0.0295252 multiplied by the CIC Consideration; or (ii) if the CIC Consideration is between $202,517,530.81 and $208,828,211.94, $0.0295252 multiplied by the CIC Consideration, less distributions made to the G Units pursuant to Section 5.4 of the LLC Agreement. Messrs. Treadwell, McMahan, and Brecker have been allocated 5,900, 2,950 and 2,950 bonus pool units, respectively, out of a possible 100,000 bonus pool unit. To the extent any bonus pool units remain unallocated (including as a result of forfeiture) upon a Sale of the Parent, existing holders of bonus pool units are entitled to receive the unallocated units pro rata based on the number of outstanding bonus pool units held by such participants. Bonus payments, if any, are to be made within the earlier of 90 days following a Sale of the Parent and two and a half months of the end of the calendar year in which the Sale of the Parent occurs.
Additionally, all members of USWS’ Board are entitled to reimbursement for all reasonable out-of-pocket expenses incurred in the performance of their services to us. As of fiscal year-end 2017, the USWS’ Board did not pay any additional compensation for services performed for any committee of the USWS’ Board.
Going forward, it is anticipated that USWS’ board of directors (or a committee thereof) will determine each board member’s eligibility for an annual cash retainer, equity award, and any additional form of compensation.

Compensation of Executive Officers and Directors after the Business Combination
After Closing, Joel Broussard will serve as President and Chief Executive Officer and Director of MPAC, Kyle O’Neill will serve as Chief Financial Officer of MPAC, Nathan Houston will serve as Chief Operating Officer of MPAC and Matthew Bernard will serve as Chief Administrative Officer of MPAC. With the exception of Messrs. Broussard, O’Neill, Houston and Bernard, no determinations regarding the compensation arrangements for MPAC’s directors or executive officers have been made.
Pursuant to the terms of the Merger and Contribution Agreement, 530,000 shares of restricted Class A Common Stock, subject to vesting conditions, are to be issued to certain members of management of USWS Holdings, each of whom is expected to become an officer of MPAC or continue as a member of management of USWS Holdings at Closing. As part of the aforementioned 530,000 shares of restricted Class A Common Stock grant, Messrs. Broussard, Houston, and Bernard are receiving 214,900, 71,600 and 143,300 shares, respectively.
New Employment Agreements
On July 13, 2018, MPAC entered into new employment agreements with each of Messrs. Broussard, O’Neill, Houston, and Bernard that will become effective and supersede and replace the Original Employment Agreements described above as of the Closing Date (“the New Employment Agreements”). Each New Employment Agreement generally provides for an initial term which will expire on (i) December 31, 2021 for Mr. Broussard, and (ii) December 31, 2020 for Messrs. O’Neill, Houston, and Bernard. After the initial term, the New Employment Agreements renew for subsequent one (1) year periods, unless MPAC provides written notice of non-renewal at least sixty (60) days prior to the end of the then-current term. Each New Employment Agreement provides a general description of the Executive’s duties, positions, and responsibilities associated with his title.
The New Employment Agreements provide for base salaries of  $800,000, $420,000, $450,000 and $390,000 per annum for Messrs. Broussard, O’Neill, Houston, and Bernard, respectively, which may be adjusted annually in the sole discretion of our board of directors but not reduced unless part of a general reduction in MPAC’s compensation to other executives. In addition to base salary, for the period of January 1, 2018 to the Closing, Mr. Broussard’s New Employment Agreement provides for an annual bonus as set out in his Original Employment Agreement calculated based on a percentage of Adjusted EBITDA if certain Adjusted EBITDA performance levels are achieved. From Closing to December 31, 2018, Mr. Broussard is eligible for a bonus under the AIP with a target percentage of 120% of base salary.
For the year ending December 31, 2018, Messrs. Houston and Bernard’s New Employment Agreements provide that they are eligible for an annual bonus under the Original Employment Agreements with a target of 50% of base salary. For the year ending December 31, 2018, Mr. O’Neill’s bonus will be based on an annual target of 80% and prorated based on the number of weeks he was employed by MPAC during 2018.
The New Employment Agreements for Messrs. Broussard, O’Neill, Houston, and Bernard also provide that they are eligible for annual bonuses under the AIP or a similar or replacement annual incentive plan adopted by our board of directors targeted at 120%, 80%, 100%, and 80% of their base salaries, respectively, for any periods after December 31, 2018.
Mr. Broussard’s New Employment Agreement provides that he is entitled to receive the Individual Change in Control Bonus as a result of the Closing, subject to the satisfaction of the vesting criteria set forth in his Original Employment Agreement.
The New Employment Agreements also provide for potential severance benefits in connection with certain terminations of employment. Please see the section titled “Potential Payments upon Termination or Change in Control” for additional details on these termination benefits. Quoted terms used and not otherwise defined herein have such meanings as ascribed thereto in the New Employment Agreements.
Base Salary
Going forward, MPAC will pay the executives’ base salaries as outlined in the New Employment Agreements. MPAC’s board of directors has the sole discretion to adjust the executives’ base salaries, but not to decrease them unless part of a general reduction of MPAC’s compensation to other executives.

Annual Bonus
Mr. Broussard’s New Employment Agreement provides that he is eligible to receive an incentive amount based on the achievement of certain Adjusted EBITDA performance goals provided for in his Original Employment Agreement (generally EBITDA plus a “bonus addback,” as defined in the AIP) for the period of time from January 1, 2018 to the Closing. From Closing to December 31, 2018, Mr. Broussard is eligible for a bonus under the AIP with a target percentage of 120% of base salary.
For the year ending December 31, 2018, Messrs. Houston and Bernard’s New Employment Agreements provide that they are eligible for an annual bonus under their Original Employment Agreements with a target of 50% of base salary. For the year ending December 31, 2018, Mr. O’Neill’s bonus will be based on an annual target of 80% and prorated based on the number of weeks he was employed by MPAC during 2018.
Going forward, Messrs. Broussard, O’Neill, Houston, and Bernard will be eligible to participate in the AIP or a similar or replacement annual incentive plan adopted by the Board in which other key executive employees of MPAC participate at the discretion of the Board. Per the New Employment Agreements, Messrs. Broussard, O’Neill, Houston, and Bernard’s target bonuses are 120%, 80%, 100%, and 80% of base salary, respectively.
Long-Term Incentive Awards
MPAC is requesting stockholders approve and adopt the U.S. Well Services, Inc. 2018 Long Term Incentive Plan (the “LTIP”). Our employees, including executive officers, will be eligible to receive awards under the LTIP if approved. The MPAC Board or committee thereof will determine any grants made in the future to executive officers. Please see the section titled “The LTIP Proposal” for additional detail on the LTIP.
Pursuant to the Merger and Contribution, at Closing MPAC will grant awards of 530,000 shares of restricted Class A Common Stock under the LTIP to certain members of management of USWS Holdings, each of whom is expected to become an officer of MPAC or continue as a member of management of USWS Holdings at Closing, including the NEOs. Pursuant to these awards, Mr. Broussard will receive 214,900 restricted shares, Mr. Houston will receive 71,600 restricted shares and Mr. Bernard will receive 143,300 restricted shares. These restricted shares will vest in equal one-third increments on each of the first, second and third anniversaries of the Closing Date; provided, however, that:
•
no restricted shares will vest on any such date unless the closing price of the Class A Common Stock on Nasdaq (or other principal stock exchange on which the Class A Common Stock is then listed for trading) has been $12.00 or greater for 20 trading days in any period of 30 consecutive trading days commencing after the Closing Date (the “Trading Condition”), and

•
in the event that restricted shares do not vest on the applicable anniversary of the Closing Date because the Trading Condition has not then been satisfied, such restricted shares will vest upon the later satisfaction of the Trading Condition (but in no event before the applicable anniversary of the Closing Date on which such restricted shares are otherwise scheduled to vest).

Additionally, vesting of the restricted shares on any vesting date in accordance with the foregoing will be contingent on the recipient of a restricted share award having remained continuously employed by MPAC or any of its subsidiaries from the Closing Date until such vesting date. In addition, all then unvested restricted shares will vest upon the termination of the award recipient’s employment if such termination is (a) by MPAC or its subsidiary without Cause (as defined in the LTIP or applicable award agreement), (b) by the award recipient for Good Reason (as defined in the LTIP or applicable award agreement), or (c) by reason of the award recipient’s death or Disability (as defined in the LTIP or applicable award agreement).
Other Benefits
Going forward, the executives will be eligible to participate in MPAC’s retirement, health, and welfare programs in accordance with the policies as they are available to other key executive employees of MPAC.

Potential Payments upon Termination or Change in Control
Each New Employment Agreement provides for the following benefits upon the following termination scenarios (each quoted term as defined in the applicable New Employment Agreement):
•
Upon termination by us without “Cause” or termination by the Executive for “Good Reason”:

•
A lump-sum cash payment of 1.5 times (2 times for Mr. Broussard) the sum of Base Salary and average annual bonus during the prior 2 calendar years under the AIP;

•
A pro-rata share of the executive’s target bonus under the AIP for the performance year in which termination occurs; and

•
Reimbursement of premiums paid by the executives for health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) until the earlier of (i) a period of 18 months following termination, or (ii) the date the executive is no longer eligible to receive COBRA coverage.

•
Termination upon “Disability”

•
A pro-rata share of the executive’s target bonus under the AIP for the performance in which termination occurs; and

•
Continuation of Base Salary for the lesser of 6 months or the period until disability insurance benefits commence under disability insurance coverage.

•
Termination upon “Non-Renewal” of Agreement:

•
A lump-sum cash payment of 1.5 times (2 times for Mr. Broussard) the sum of Base Salary and average annual bonus during the prior 2 calendar years under the AIP; and

•
Reimbursement of premiums paid by the executives for health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) until the earlier of (i) a period of 18 months following termination, or (ii) the date the executive is no longer eligible to receive COBRA coverage.

Each executive will be required to execute a general release of all claims in favor of MPAC within forty-five (45) days of the termination date to receive his severance benefits. If an executive is terminated for any reason other than those described above, no further compensation or benefits will be provided pursuant to the New Employment Agreements other than amounts already accrued or vested as of the applicable employment termination date. Additionally, the New Employment Agreements contain certain restrictive covenants, including but not limited to, non-competition and non-solicitation covenants that generally apply during the term of the executive’s employment and for a period of eighteen (18) months (for Mr. Broussard twenty-four (24) months) following the termination of employment.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF USWS
The following discussion and analysis of USWS financial condition and results of operations should be read in conjunction with USWS’ unaudited condensed financial statements and related notes included herein. In addition to historical consolidated financial information, the following discussion contains forward-looking statements that reflect USWS’ plans, estimates, or beliefs. Actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere in this proxy statement, particularly in “Risk Factors.” USWS and MPAC assume no obligation to update any of these forward-looking statements.
Overview
USWS is a growth- and technology-oriented oilfield service company focused exclusively on hydraulic fracturing for oil and natural gas E&P companies. As of July 2018, USWS had 10 active fleets as well as one additional fleet on order bringing total HHP up to 481,050. USWS was one of the first companies to develop and commercially deploy electric powered hydraulic fracturing technology, which USWS believes is an industry changing technology. Currently, USWS provides its services in the Appalachian Basin, the Eagle Ford, and the Permian Basin, however USWS has demonstrated the capability to expeditiously deploy its fleets to new oil and gas basins when requested by a customer. USWS’ customers include leading E&P companies, including Antero Resources, CNX Resources, EP Energy, Hawkwood Energy, Hess, Royal Dutch Shell, Southwestern Energy and Wildhorse Resource Development.
Since its inception in 2012, USWS has grown organically from one diesel powered (“conventional”) hydraulic fracturing fleet in April 2012 to what we expect to be 11 active fleets by October 2018, two of which utilize their patented electric hydraulic fracturing technology (“Clean Fleets®”). Based on active dialogue with its customers, USWS plans to build and deploy five new Clean Fleets® and one new conventional fleet, bringing their total asset base to 17 hydraulic fracturing fleets with approximately 800,000 HHP by early 2020. Delivery of these fleets is anticipated to occur throughout 2019 and into 2020.
From the fall of 2014 through the end of 2016, the oil and gas industry experienced a significant downturn, during which time many of USWS’ competitors sustained substantial losses. Due to the strength of USWS’ customer relationships and its long-term contracts, USWS maintained higher levels of utilization throughout the downturn. As a result, USWS generated approximately $86 million and $25 million of Adjusted EBITDA (Adjusted EBITDA is a non-GAAP financial measure. Please see the section entitled “Selected Historical Financial Information of USWS” for a discussion of Non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.) in 2015 and 2016, respectively, allowing USWS to continue to invest in its rigorous maintenance program. Despite USWS’ ability to generate earnings during this downturn, due to low commodity prices and significant indebtedness during that period USWS was required to complete an out-of-court debt restructuring in February 2017 (the “Restructuring”), which resulted in a significant reduction in its debt and interest burden and a substantial increase in its liquidity. See Note 4 to USWS’ audited financial statements included elsewhere in this proxy statement for further discussion of the Restructuring. In addition to significantly lowering its debt, the Restructuring provided USWS with growth capital to expand its fleet and ongoing operations.
Industry Trends and Outlook
Demand for USWS’ services is primarily driven by drilling and completion activity by E&P companies, which is generally dependent on prevailing commodity prices and the anticipated profitability of developing unconventional oil and gas resources. The rig count, drilled but uncompleted (“DUC”) well count, length of horizontal wellbores and the number of fracturing stages per well all directly impact the demand for hydraulic fracturing services.

Hydraulic fracturing demand has increased significantly since the low point in the market in 2016 as a result of the recovery in commodity prices. Crude oil and natural gas prices have recovered significantly since reaching lows of  $26.21 per barrel (based on the Cushing WTI Spot Oil Price) and $1.64 per MMBtu in 2016, respectively, to $74.15 per barrel and $2.92 per MMBtu on June 29, 2018. As a result of this recovery, E&P companies have expanded their capital budgets, which has led to an acceleration of drilling and completion activity. According to Baker Hughes Incorporated’s North American Rig Count, the U.S. land rig count has increased approximately 163%, from the recent low of 404 on May 27, 2016 to 1,062 rigs as of June 8, 2018.
In recent years, E&P companies have also become more efficient in recovering hydrocarbons from unconventional resource plays, using longer lateral lengths for horizontal wells, increasing amounts of proppant per completion stage and an increasing number of completion stages per well. Rystad Energy estimates that the average U.S. horizontal well in 2018 will be 34% longer, use 79% more proppant per lateral foot and use 52% more frac stages than the average horizontal well in 2014. Rising service intensity levels have created demand for larger hydraulic fracturing fleets in terms of hydraulic horsepower. In combination with the retirement of older generation equipment, the growing demand for large fleets has led to tightening supply and demand fundamentals and increased pricing for hydraulic fracturing services.
Rising service intensity is creating demand for large, efficient hydraulic fracturing fleets to keep pace with customer demands and execute completion programs. Modern hydraulic fracturing operations are focused on optimizing efficiency, often employing 24-hour operating cycles, the completion of multi-well pads and the use of zipper-frac techniques in which two parallel horizontal wells are completed concurrently. Rystad Energy estimates that in 2018, approximately 74% of all horizontal wells will be drilled on multi-well pads, with an average pad size of approximately 3.3 wells.
A significant portion of the U.S. hydraulic fracturing fleet came into service between 2010 and 2015, when, according to Spears & Associates, approximately 15 million HHP entered the North American market. As commodity prices declined during the recent turndown and drilling and completion activity slowed, much of this equipment was idled, and critical maintenance activity was deferred. As a result of rising operating intensity in combination with the increasing trend for longer laterals, a greater number of frac stages per well and higher proppant loadings, the U.S. hydraulic fracturing fleet is experiencing significant attrition.
Recently USWS has experienced higher demand for its Clean Fleets®. USWS believes the industry’s interest in all-electric hydraulic fracturing fleets is growing substantially, primarily as a result of the superior operating efficiencies, cost savings and HSE advantages relative to conventional fracturing fleets. Prior to the commercial deployment of Clean Fleet®, there were no electric powered fracturing fleets in operation, but based on its growth plans and industry announcements, USWS believes that the industry will have at least 10 electric fleets in operation by the end of 2019. Although electric fracturing fleets’ penetration of the industry is currently low, USWS believes industry penetration will increase similar to the rate that AC drive land drilling rigs displaced SCR/mechanical rigs over the last 10 years. According to Helmerich & Payne, AC drive rigs accounted for 15% of the total U.S. rig count as of October 2008 and currently make up 66% of the rig count. USWS believes it is well positioned to capitalize on the increasing adoption of electric hydraulic fracturing fleets.
How USWS Generates Revenue
USWS generates its revenue by providing hydraulic fracturing services to its customers. USWS owns and operates a fleet of hydraulic fracturing units to perform these services. USWS generally has long-term written contractual arrangements with its customers. Under these contracts, USWS charges its customers base monthly rates, adjusted for stage volumes and provision of materials such as proppant and chemicals or USWS charges a per stage amount based on the nature of the stage including well pressure, sand and chemical volumes and transportation. When USWS operates without long-term contracts, USWS either charges its customers a monthly rates, adjusted for stage volumes and provision of materials such as proppant and chemicals and transportation, or on a per-stage amount based on the nature of the stage including well pressure, sand and chemical volumes and transportation.

USWS’ Costs of Conducting Business
The principal costs involved in conducting USWS’ hydraulic fracturing services are materials, transportation, labor and maintenance costs. A large portion of USWS’ costs are variable based on the number and requirements of hydraulic fracturing jobs. USWS manages its fixed costs, other than depreciation and amortization, based on factors including industry conditions and the expected demand for its services.
The following table summarizes the components of USWS’ cost of services:
	Successor		Predecessor
(in thousands)	Three Months Ended March 31, 2018	February 2, 2017 (inception) to December 31, 2017	January 1, 2017 to February 1, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Materials	$51,015	$144,492	$10,113	$102,151	$123,689
Transportation	21,605	62,060	5,231	33,904	43,144
Labor	24,391	76,436	5,083	51,934	61,593
Maintenance	17,019	45,235	2,469	29,222	36,395
Other	24,398	65,902	5,157	45,100	59,910
Cost of services	$138,428	$394,125	$28,053	$262,311	$324,731

Materials include the cost of sand proppant delivered to the basin of operations, chemicals, and other consumables used in USWS’ operations. These costs vary based on the quantity and quality of sand and chemicals utilized when providing hydraulic fracturing services. Transportation represents the costs to transport materials and equipment from receipt points to customer locations. Labor costs include payroll and benefits related to USWS’ field crews and other employees. A majority of USWS’ employees are paid on an hourly basis. Maintenance costs include preventative and other repair costs that do not require the replacement of major components of USWS’ hydraulic fracturing fleets. Maintenance and repair costs are expensed as incurred.
How USWS Evaluates Its Operations
USWS uses a variety of financial and operating metrics to evaluate and analyze the performance of its business, including EBITDA and Adjusted EBITDA. USWS views EBITDA and Adjusted EBITDA as important indicators of performance. USWS defines EBITDA as earnings before interest, income taxes, depreciation and amortization. USWS defines Adjusted EBITDA as EBITDA excluding the following: loss on disposal of assets; non-productive time; unit-based compensation; fleet start-up and relocation costs; restructuring and transaction related costs; and impairment loss. For a reconciliation of EBITDA and Adjusted EBITDA to net income (loss), the most directly comparable GAAP measure, see section entitled “Selected Historical Financial Information of USWS.”
Results of Operations
USWS’ historical financial information is not directly comparable between periods due to the effects of the Restructuring on February 2, 2017. For purposes of the revenues, cost of services, and selling, general and administrative expenses discussions, USWS compared the three months ended March 31, 2018 to the combined predecessor period of January 1 to February 1, 2017 and successor period of February 2 to March 31, 2017 (“Combined Three Months Ended March 31, 2017”). Similarly, for the same categories, USWS compared the combined predecessor period of January 1 to February 1, 2017 and successor period of February 2 to December 31, 2017 (“Combined Year Ended December 31, 2017”) to the year ended December 31, 2016. USWS believes this presentation assists readers in understanding and assessing the trends and significant changes in its results of operations and provides a more meaningful method of comparison across categories. The Restructuring on February 2, 2017 affected USWS’ debt and the carrying value of its assets, which affected the comparability of USWS’ depreciation and amortization, loss on disposal of assets and interest expense between the predecessor and successor periods. USWS therefore compared these categories for each predecessor and successor period separately. See Note 4 to USWS’ audited financial statements included elsewhere in this proxy statement for further discussion on the Restructuring.

Three Months Ended March 31, 2018 Compared to Three Months Ended March 31, 2017
					Percentage of Revenue
		Three Months Ended March 31, 2017		Combined Three Months Ended March 31, 2017		Three Months Ended March 31, 2017
	Successor	Successor	Predecessor		Successor	Successor	Predecessor	Combined Three Months Ended March 31, 2017
(in thousands except percentage of revenue data)	Three Months Ended March 31, 2018	February 2, 2017 (inception) to March 31, 2017	January 1, 2017 to February 1, 2017		Three Months Ended March 31, 2018	February 2, 2017 (inception) to March 31, 2017	January 1, 2017 to February 1, 2017
Revenues	$171,606	$72,094	$32,867	$104,961	100.0%	100.0%	100.0%	100.0%
Costs and expenses:
Cost of services (excluding depreciation and amortization)	138,428	64,461	28,053	92,514	80.7%	89.4%	85.4%	88.1%
Depreciation and amortization	25,920	16,533	4,920		15.1%	22.9%	15.0%
Selling, general and administrative expenses	4,337	4,369	1,281	5,650	2.5%	6.1%	3.9%	5.4%
Loss on disposal of assets	2,929	3,205	201		1.7%	4.4%	0.6%
Income (loss) from operations	(8)	(16,474)	(1,588)		(0.0)%	(22.9)%	(4.8)%
Interest expense, net	(7,401)	(3,530)	(4,067)		(4.3)%	(4.9)%	(12.4)%
Other income	317	8	1		0.2%	0.0%	0.0%
Net loss	$(7,092)	$(19,996)	$(5,654)		(4.1)%	(27.7)%	(17.2)%

Revenues.   Revenues increased by $66.6 million, or 63%, to $171.6 million for the three months ended March 31, 2018 from $105.0 million for the Combined Three Months Ended March 31, 2017. $36.3 million of this increase was due to a 31% increase in average revenue per hydraulic fracturing fleet in service. $30.3 million of this increase was due to an increase in the average number of hydraulic fracturing fleets in service from 8.0 to 10.0. These improvements resulted from an increase in the drilling activity in USWS’ markets.
Cost of services, excluding depreciation and amortization.   Cost of services, excluding depreciation and amortization, increased by $45.9 million, or 50%, to $138.4 million for the three months ended March 31, 2018 from $92.5 million for the Combined Three Months Ended March 31, 2017. $25.4 million of this increase was due the increase in USWS’ average number of hydraulic fracturing fleets in service. $20.5 million of this increase was due to a 20% increase in average cost per hydraulic fracturing fleet in service, which primarily resulted from higher fleet utilization and associated increases in expenditures for materials, labor, maintenance, and fuel. Cost of services, excluding depreciation and amortization, as a percentage of revenues decreased from 88.1% to 80.7% over this period, primarily due to increased efficiency that resulted from an increase in fleet utilization.
Depreciation and amortization.   Depreciation and amortization was $25.9 million, $16.5 million and $4.9 million for the three months ended March 31, 2018, the period of February 2 through March 31, 2017 and the period of January 1 through February 1, 2017, respectively. Monthly depreciation and amortization increased from the period of January 1 through February 1, 2017 to the period of February 2 through March 31, 2017 due to the amortization expense on the intangible assets recorded in purchase accounting and additional depreciation expense resulting from the revaluation of property and equipment in purchase accounting. Monthly depreciation and amortization increased from the period of February 2 through March 31, 2017 to the three months ended March 31, 2018 primarily due to the addition of two hydraulic fracturing fleets, partially offset by a reduction in amortization expense that resulted from the impairment of an intangible asset in the second quarter of 2017.
Selling, general and administrative expenses.   Selling, general and administrative expenses decreased by $1.3 million, or 23%, to $4.3 million for the three months ended March 31, 2018 from $5.7 million for the Combined Three Months Ended March 31, 2017. Restructuring and transaction related costs of $0.1 million and $2.1 million were included in selling, general and administrative expenses for the three months ended March 31, 2018 and the Combined Three Months Ended March 31, 2017, respectively. Unit based compensation of  $0.5 million and $2.0 million was included in selling, general and administrative expenses for the three months ended March 31, 2018 and the Combined Three Months Ended March 31, 2017, respectively. Excluding restructuring and transaction related costs and unit based compensation, selling, general and administrative expenses increased by $2.2 million over these periods due to head count increases and higher professional fees to support USWS’ growth and increased activity.
Loss on disposal of assets.   Loss on disposal of assets was $2.9 million, $3.2 million and $0.2 million for the three months ended March 31, 2018, the period of February 2 through March 31, 2017 and the period of January 1 through February 1, 2017, respectively, which is primarily driven by differences in operating conditions of USWS’ hydraulic fracturing equipment such as wellbore pressure and rate of barrels pumped per minute that impact the timing of disposals and amount of gain or loss recognized.
Interest expense, net.   Interest expense, net, was $7.4 million, $3.5 million and $4.1 million for the three months ended March 31, 2018, the period of February 2 through March 31, 2017 and the period of January 1 through February 1, 2017, respectively. Monthly interest expense decreased from the period of January 1 through February 1, 2017 to the period of February 2 through March 31, 2017 due to the reduction of debt resulting from the Restructuring. Monthly interest expense increased from the period of February 2 through March 31, 2017 to the three months ended March 31, 2018 primarily due to an increase in debt, including the financing of two new hydraulic fracturing fleets.
Year Ended December 31, 2017 Compared to Year Ended December 31, 2016
					Percentage of Revenue
	Successor	Predecessor		Predecessor	Successor	Predecessor		Predecessor
(in thousands except percentage of revenue data)	February 2, 2017 (inception) to December 31, 2017	January 1, 2017 to February 1, 2017	Combined Year Ended December 31, 2017	Year Ended December 31, 2016	February 2, 2017 (inception) to December 31, 2017	January 1, 2017 to February 1, 2017	Combined Year Ended December 31, 2017	Year Ended December 31, 2016
Revenues	$466,487	$32,867	$499,354	$294,755	100.0%	100.0%	100.0%	100.0%
Costs and expenses:
Cost of services (excluding depreciation and amortization)	394,125	28,053	422,178	262,311	84.5%	85.4%	84.5%	89.0%
Depreciation and amortization	92,430	4,920		66,084	19.8%	15.0%		22.4%
Selling, general and administrative expenses	17,601	1,281	18,882	9,837	3.8%	3.9%	3.8%	3.3%
Impairment loss on intangible assets	20,247	—		—	4.3%	—		—
Loss on disposal of assets	11,958	201		6,560	2.6%	0.6%		2.2%
Loss from operations	(69,874)	(1,588)		(50,037)	(15.0)%	(4.8)%		(17.0)%
Interest expense, net	(22,961)	(4,067)		(45,376)	(4.9)%	(12.4)%		(15.4)%
Other income (expense)	(787)	1		9	(0.2)%	0.0%		0.0%
Net loss	$(93,622)	$(5,654)		$(95,404)	(20.1)%	(17.2)%		(32.4)%

Revenues.   Revenues increased by $204.6 million, or 69%, to $499.4 million for the Combined Year Ended December 31, 2017 from $294.8 million for the year ended December 31, 2016. $148.2 million of this increase was due to a 47% increase in average revenue per hydraulic fracturing fleet in service. $56.4 million of this increase was due to an increase in the average number of hydraulic fracturing fleets in service from 7.3 to 8.4. These improvements resulted from an increase in the drilling activity in USWS’ markets.
Cost of services, excluding depreciation and amortization.   Cost of services, excluding depreciation and amortization, increased by $159.9 million, or 61%, to $422.2 million for the Combined Year Ended December 31, 2017 from $262.3 million for the year ended December 31, 2016. $111.2 million of this increase was due to the increase in USWS’ average number of hydraulic fracturing fleets in service. $48.7 million of this increase was due to a 39% increase in average cost per hydraulic fracturing fleet in service, which primarily resulted from higher fleet utilization and associated increases in expenditures for materials, labor, maintenance, and fuel. Cost of services, excluding depreciation and amortization, as a percentage of revenues decreased from 89.0% to 84.5% over this period, primarily due to increased pricing and increased efficiency that resulted from an increase in fleet utilization.
Depreciation and amortization.   Depreciation and amortization was $92.4 million, $4.9 million and $66.1 million for the period of February 2 through December 31, 2017, the period of January 1 through February 1, 2017, and the year ended December 31, 2016, respectively. Monthly depreciation and amortization decreased from the year ended December 31, 2016 to the period of January 1 through February 1, 2017 primarily due to asset disposals and certain assets becoming fully depreciated. Monthly depreciation and amortization increased from the period of January 1 through February 1, 2017 to the period of February 2 through December 31, 2017 due to the amortization expense on the intangible assets recorded in purchase accounting, additional depreciation expense resulting from the revaluation of property and equipment in purchase accounting and the addition of two hydraulic fracturing fleets during the year.
Selling, general and administrative expenses.   Selling, general and administrative expenses increased by $9.0 million, or 92%, to $18.9 million for the Combined Year Ended December 31, 2017 from $9.8 million for the year ended December 31, 2016. Restructuring and transaction related costs of  $5.1 million and $2.1 million were included in selling, general and administrative expenses for the Combined Year Ended December 31, 2017 and the year ended December 31, 2016, respectively. Unit based compensation of $3.0 million and $0 was included in selling, general and administrative expenses for the Combined Year Ended December 31, 2017 and the year ended December 31, 2016, respectively. Excluding restructuring and transaction related costs and unit based compensation, selling, general and administrative expenses increased by $3.1 million over these periods due to increased head count and bonuses to support the expansion and increased utilization of USWS’ hydraulic fracturing fleets, partially offset by a decrease in professional fees associated with litigation and debt amendments.
Impairment loss on intangible assets. On April 6, 2017, USWS amended a customer contract to release two fleets for redeployment to contracts with more favorable terms, which resulted in the recognition of an impairment loss on order backlog of  $20.2 million. The intangible asset for order backlog was originally established in the accounting for the Restructuring.
Loss on disposal of assets. Loss on disposal of assets was $12.0 million, $0.2 million and $6.6 million for the period of February 2 through December 31, 2017, the period of January 1 through February 1, 2017, and the year ended December 31, 2016, respectively, which was primarily driven by differences in operating conditions of USWS’ hydraulic fracturing equipment such as wellbore pressure and rate of barrels pumped per minute that impact the timing of disposals and amount of gain or loss recognized.
Interest expense, net. Interest expense, net, was $23.0 million, $4.1 million and $45.4 million for the period of February 2 through December 31, 2017, the period of January 1 through February 1, 2017, and the year ended December 31, 2016, respectively. Monthly interest expenses increased from the year ended December 31, 2016 to the period of January 1 through February 1, 2017 primarily due to increasing levels of interest bearing obligations during this period. Monthly interest expense decreased from the period of January 1 through February 1, 2017 to the period of February 2 through December 31, 2017 due to the reduction of debt resulting from the Restructuring, partially offset by interest on the financing of two new hydraulic fracturing fleets.

Year Ended December 31, 2016 Compared to Year Ended December 31, 2015
			Percentage of Revenue
(in thousands except percentage of revenue data)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Revenues	$294,755	$415,131	100.0%	100.0%
Costs and expenses:
Cost of services (excluding depreciation and amortization)	262,311	324,731	89.0%	78.2%
Depreciation and amortization	66,084	68,084	22.4%	16.4%
Selling, general and administrative expenses	9,837	6,950	3.3%	1.7%
Loss on disposal of assets	6,560	11,046	2.2%	2.7%
Income (loss) from operations	(50,037)	4,320	(17.0)%	1.0%
Interest expense, net	(45,376)	(37,364)	(15.4)%	(9.0)%
Other income (expense)	9	25	0.0%	0.0%
Net loss	$(95,404)	$(33,019)	(32.4)%	(8.0)%

Revenues.   Revenues decreased by $120.4 million, or 29%, to $294.8 million for the year ended December 31, 2016 from $415.1 million for the year ended December 31, 2015. $71.4 million of this decrease was due to an 18% decrease in average revenue per hydraulic fracturing fleet in service. $49.0 million of this decrease was due to a decrease in the average number of hydraulic fracturing fleets in service from 8.3 to 7.3. These declines resulted from a decrease in the drilling activity in USWS’ markets.
Cost of services, excluding depreciation and amortization.   Cost of services, excluding depreciation and amortization, decreased by $62.4 million, or 19%, to $262.3 million for the year ended December 31, 2016 from $324.7 million for the year ended December 31, 2015. $40.7 million of this decrease was due the decrease in USWS’ average number of hydraulic fracturing fleets in service. $21.7 million of this decrease was due to a 7% decrease in average cost per hydraulic fracturing fleet in service, which primarily consisted of lower costs on materials, labor, maintenance, and fuel. The increase in cost of services, excluding depreciation and amortization, as a percentage of revenues from 78.2% to 89.0% over this period was primarily due declines in pricing that were not fully offset by declines in supplier costs.
Depreciation and amortization.   Depreciation and amortization decreased by $2.0 million, or 3%, to $66.1 million for the year ended December 31, 2016 from $68.1 million for the year ended December 31, 2015 due to asset disposals and certain assets becoming fully depreciated.
Selling, general and administrative expenses.   Selling, general and administrative expenses increased by $2.9 million, or 42%, to $9.8 million for the year ended December 31, 2016 from $6.9 million for the year ended December 31, 2015. Restructuring and transaction related costs of  $2.1 million and $0.6 million were included in selling, general and administrative expenses for the years ended December 31, 2016 and 2015, respectively. Excluding restructuring and transaction related costs, selling, general and administrative expenses increased by $1.4 million over these periods primarily due to an increase in professional fees incurred in 2016 related to litigation and debt amendment fees, offset by a decrease in labor costs as a result of headcount and bonus reductions.
Interest expense, net.   Interest expense, net, increased by $8.0 million, or 21%, to $45.4 million for the year ended December 31, 2016 from $37.4 million for the year ended December 31, 2015. The increase was primarily due to an increase in interest bearing obligations and the effective interest rates on the obligations during the period.

Liquidity and Capital Resources
USWS’ primary sources of liquidity and capital resources are cash on the balance sheet, cash flow generated from operating activities, borrowings under bank credit agreements and availability under its revolving credit facility. USWS believes that the current cash position, cash generated through operations, and its financing arrangements will be sufficient to satisfy the anticipated cash requirements associated with its existing operations for at least the next twelve months.
Immediately prior to closing of the Transactions, USWS expects to have $5 million in net cash available for debt service, capital investment and general corporate purposes. At Closing, USWS will use the funds contributed to it by USWS Holdings will repay in full all outstanding borrowings and other obligations of USWS under USWS’ existing credit agreement, and the credit agreement will be terminated.
Cash Flows from Operating, Investing and Financing Activities
The tables below summarize cash flows for the three months ended March 31, 2018 and 2017 and the years ended December 31, 2017, 2016, and 2015.
	Successor		Predecessor
(in thousands)	Three Months Ended March 31, 2018	February 2, 2017 (inception) to March 31, 2017	January 1, 2017 to February 1, 2017
Net cash provided by (used in):
Operating activities	$27,162	$60	$(2,777)
Investing activities	(7,770)	(3,897)	—
Financing activities	(5,729)	14,417	1,473
	Successor	Predecessor
(in thousands)	February 2, 2017 (inception) to December 31, 2017	January 1, 2017 to February 1, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net cash provided by (used in):
Operating activities	$47,284	$(2,777)	$22,219	$57,703
Investing activities	(71,565)	—	(18,792)	(94,213)
Financing activities	26,316	1,473	1,765	26,984
Net Cash Provided by (Used in) Operating Activities
Net cash provided by (used in) operating activities primarily represents the results of operations exclusive of non-cash expenses, including depreciation, amortization, interest, impairment losses, gains and losses on disposal of assets, and unit-based compensation, and the impact of changes in operating assets and liabilities.
Net cash provided by operating activities was $27.2 million for the three months ended March 31, 2018. The primary driver of cash provided by operating activities was an increase in revenue and net income, excluding non-cash charges, as drilling activity in USWS’ markets increased.
Net cash provided by operating activities was $0.1 million for the period of February 2 through March 31, 2017, which is primarily driven by $5.1 million of net income excluding non-cash charges and a $5.0 million use of cash from working capital changes and payment of contingent fees incurred in the Restructuring.
Net cash provided by (used in) operating activities was $47.3 million and $(2.8) million for the period of February 2 through December 31, 2017 and the period of January 1 through February 1, 2017, respectively. The primary drivers of operating cash flows for the period of February 2 through December 31, 2017 were $55.7 million of net income excluding non-cash charges, which resulted from an increase in demand for USWS’ services due to favorable market conditions, and a $8.4 million use of cash from working capital changes.

Net cash provided by operating activities was $22.2 million and $57.7 million for the years ended December 31, 2016 and 2015, respectively. The decrease in operating cash flows from December 31, 2015 to 2016 is primarily due to a decrease in USWS’ services as a result of unfavorable market conditions.
Net Cash used in Investing Activities
Net cash used in investing activities primarily relates to the purchase of property and equipment.
Net cash used in investing activities was $7.8 million for the three months ended March 31, 2018, which primarily related to maintaining and supporting the hydraulic fracturing equipment.
Net cash used in investing activities was $3.9 million for the period of February 2 through March 31, 2017, which primarily related to maintaining and supporting the hydraulic fracturing equipment.
Net cash used in investing activities was $71.6 million for the period of February 2 through December 31, 2017. There was no cash used in investing activities for the period of January 1 through February 1, 2017. The investment spend from February 2 through December 31, 2017 relates to the addition of two new hydraulic fracturing fleets that USWS placed into service in the second half of 2017 and maintaining and supporting the hydraulic fracturing equipment. $51.7 million of the cost of the two new hydraulic fracturing fleets was financed and therefore excluded from the net cash used in investing activities.
Net cash used in investing activities was $18.8 million and $94.2 million for the years ended December 31, 2016 and 2015, respectively. Investment spend decreased in connection with unfavorable market conditions from 2015 to 2016. The 2015 investment spend relates to the addition of a new hydraulic fracturing fleet and maintaining and supporting the hydraulic fracturing equipment.
Net Cash Provided by (Used in) Financing Activities
Net cash provided by (used in) financing activities primarily relates to proceeds from the issuance of the revolving credit facility and notes payable, offset by repayments of amounts under equipment financing arrangements and notes payable and principle payments under the finance lease obligation.
Net cash used in financing activities was $5.7 million for the three months ended March 31, 2018. USWS repaid $4.1 million of debt under equipment financing arrangements and $2.3 million of principal under finance lease obligations during this period.
Net cash provided by financing activities was $14.4 million for the period of February 2 through March 31, 2017, which primarily resulted from the net issuance of  $13.0 million on USWS’ revolving credit facility.
Net cash provided by financing activities was $26.3 million and $1.5 million for the period of February 2 through December 31, 2017 and the period of January 1 through February 1, 2017, respectively. Financing cash flows for the period of February 2 through December 31, 2017 primarily relate to proceeds from the issuance of  $32.6 million on USWS’ revolving credit facility and a $7.2 million use of cash for equipment related debt and capital lease payments.
Net cash provided by financing activities was $1.8 million and $27.0 million for the years ended December 31, 2016 and 2015, respectively. Financing cash flows in 2015 primarily relate to proceeds of $40.0 million on USWS’ senior term loans partially offset by repayments of  $16.9 million.
Capital Expenditures
USWS’ business requires continual investments to upgrade or enhance existing property and equipment and to ensure compliance with safety and environmental regulations. Capital expenditures primarily relate to maintenance capital expenditures and growth capital expenditures. Maintenance capital expenditures include expenditures needed to maintain and to support USWS’ current operations. Growth capital expenditures include expenditures to generate incremental distributable cash flow. Capital expenditures for growth initiatives are discretionary.

Debt Agreements
Term Loan Credit Agreement and Revolver Facility
On February 2, 2017, USWS entered into an amended and restated senior secured credit agreement in connection with the Restructuring with a syndicate of lenders (the “Lenders”) and U.S. Bank National Association, as administrative and collateral agent, to define the terms of the new loan amount of $150.0 million (the “New Senior Term Loan”) and the new terms of the revolver facility (“New Revolving Commitment”).
The New Senior Term Loan bears interest at an annual rate equal to LIBOR plus 9%, if paid in cash, and LIBOR plus 11%, if paid in kind (“PIK”). Interest is payable monthly, but USWS has the option to defer interest payments until the end of the second year anniversary of the Restructuring date. USWS elected to use this option in 2017. In the event of default in payment of interest, the interest will accrue at the default rate, which is 2.0% per year in excess of the interest rate otherwise payable. Commencing on March 31, 2018, and each quarterly date thereafter, USWS will make principal payments equal to 1% of the aggregate principal amount of the term loans outstanding as of March 31, 2018. Interest during 2017 was PIK. As of March 31, 2018, the outstanding balance was $171.0 million, which included PIK interest of $21.0 million.
The New Revolving Commitment is $45.0 million, with the right to expand to $65.0 million. USWS exercised this right on June 13, 2017. The annual interest rate on the revolver facility is equal to LIBOR plus 6%, payable at the end of each month. As of March 31, 2018, the outstanding principal amount of the new revolving commitment was $49.8 million.
At Closing, USWS will use the funds contributed to it by USWS Holdings will repay in full all outstanding borrowings and other obligations of USWS under the New Senior Term Loan and the New Revolving Commitment, and the New Senior Term Loan and the New Revolving Commitment will be terminated.
See Note 10 to USWS’ audited financial statements included elsewhere in this proxy statement for a further discussion of USWS’ debt.
Equipment Financing and Capital Leases
USWS entered into various security agreements from 2014 through 2017 with financing institutions with maturities between 2018 through 2022 for the purchase of certain fracturing equipment. During 2017, USWS received proceeds from these security agreements of  $30.4 million. As of March 31, 2018, the outstanding balance for these financing agreements was $23.0 million. The weighted average interest rate for these agreements was 7.5% as of March 31, 2018.
During 2017, USWS entered into two capital leases that mature in 2019 and received proceeds of $21.3 million. As of March 31, 2018, the outstanding capital lease obligation balance was $16.8 million. The weighted average interest rate for these leases was 8.9% as of March 31, 2018.

Contractual Obligations
USWS enters into certain contractual obligations in the normal course of its business. The following table summarizes USWS’ known contractual commitments as of December 31, 2017.
(in thousands)	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Debt from related party	$167,457	$6,839	20,520	140,098	—
Revolving credit facility	49,825	—	—	49,825	—
Equipment financing	27,081	22,767	4,314	—	—
Capital lease obligations(1)	19,041	9,551	9,490	—	—
Estimated interest payments(2)	97,403	26,151	69,350	1,902	—
Operating lease obligations(3)	2,838	1,925	913	—	—
Purchase commitments(4)	104,790	31,160	61,630	12,000	—
Total	$468,435	$98,393	$166,217	$203,825	$—

(1)
Capital lease obligations consist of USWS’ obligations on capital leases of fracturing equipment.

(2)
Estimated interest payments are based on outstanding debt balances as of December 31, 2017.

(3)
Operating lease obligations are related to USWS’ office space.

(4)
Purchase commitments primarily relate to supply agreements with vendors for sand purchases. The purchase commitments to sand suppliers represent USWS’ annual obligations to purchase a minimum amount of sand from vendors. If the minimum purchase commitments are not met, the agreements generally require the shortfalls or specified penalties to be settled in cash at the end of the year. The purchase commitments disclosed represent the aggregate amounts that USWS would be obligated to pay in the event that USWS procured no additional proppant under the contracts subsequent to December 31, 2017.

Off-Balance Sheet Arrangements
USWS does not engage in any off-balance sheet financing activities, nor does USWS have any interest in entities referred to as variable interest entities.
Customer Concentration
Antero Resources accounted for 29.0% of revenues for the three months ended March 31, 2018, 36.5% of revenues from February 2, 2017 through December 31, 2017 and 53.5% of revenues from January 1, 2017 through February 1, 2017. Southwestern Energy accounted for 21.2% of revenues for the three months ended March 31, 2018, 26.6% of revenues from February 2, 2017 through December 31, 2017 and 42.8% of revenues from January 1, 2017 through February 1, 2017. Wildhorse Resource Development and Hawkwood Energy accounted for 12.6% and 12.6%, respectively, of revenues for the three months ended March 31, 2018. CNX Resources accounted for 12.9% of revenues for the period of February 2 through March 31, 2017. No other customer accounted for more than 10% of total revenues for the three months ended March 31, 2018, the period of February 2 through December 31, 2017 and the period of January 1 through February 1, 2017.
Seasonality
Historically, USWS’ results of operations have not been significantly affected by seasonality. However, inclement weather, the capital expenditure cycles of USWS’ customers, and holidays can impact USWS’ operating results.
Quantitative and Qualitative Disclosures About Market Risk
USWS is exposed to market risks from interest rate and commodity price fluctuations. USWS has not entered into any derivative financial instrument transactions to manage or reduce market risk for speculative purposes. USWS’ operations are conducted entirely in the United States; therefore, USWS has no significant exposure to foreign currency exchange rate risk. The consolidated financial statements are subject to concentrations of credit risk consisting primarily of accounts receivable.
USWS is subject to interest rate risk on its senior term loan and its revolving credit facility. USWS’ senior term loan bears interest at an annual rate equal to LIBOR plus 9%, if paid in cash, and LIBOR plus 11%, if paid in kind. The impact of a 1% increase in interest rates on USWS’ outstanding debt would have resulted in an increase in interest expense of approximately $0.6 million for the three months ended March 31, 2018.
USWS’ material and fuel purchases expose us to commodity price risk. USWS’ material costs primarily consist of proppants and chemicals that are consumed while providing hydraulic fracturing services. USWS’ fuel costs primarily consist of diesel fuel used by its trucks and other equipment. USWS’ material and fuel costs are variable and are impacted by changes in supply and demand. USWS generally passes along price increases to its customers; however, USWS may be unable to do so in the future. USWS does not engage in commodity price hedging activities. However, USWS has commitments in place with certain vendors to purchase sand. Some of these agreements have minimum purchase requirements. USWS could be required to purchase sand and pay prices in excess of market prices at the time of purchase.
The concentration of USWS’ customers in the oil and gas industry may impact its overall exposure to credit risk in that customers may be similarly affected by changes in economic and industry conditions. USWS extends credit to customers and other parties in the normal course of its business. USWS manages its credit exposure by performing credit evaluations of its customers and maintaining an allowance for doubtful accounts.
Critical Accounting Policies and Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. USWS regularly evaluates estimates and judgments based on historical experience and other relevant facts and circumstances.
USWS discusses its significant estimates used in the preparation of the financial statements in the notes accompanying the financial statements. Listed below are the accounting policies USWS believes are critical to its financial statements due to the degree of uncertainty regarding the estimates or assumptions involved.
Property and Equipment
USWS calculates depreciation based on the estimated useful lives of its assets. When assets are placed into service, USWS makes estimates with respect to their useful lives that USWS believes are reasonable. However, the cyclical nature of USWS’ business, which results in fluctuations in the use of its equipment and the environments in which USWS operates, could cause USWS to change its estimates, thus affecting the future calculation of depreciation.
USWS continuously performs repair and maintenance expenditures on its service equipment. Expenditures for renewals and betterments that extend the lives of USWS’ service equipment, which may include the replacement of significant components of service equipment, are capitalized and depreciated. Other repairs and maintenance costs are expensed as incurred. The determination of whether an expenditure should be capitalized or expensed requires management judgment with regard to the effect of the expenditure on the useful life of the equipment.
USWS separately identifies and accounts for certain significant components of its hydraulic fracturing units including the engine, transmission, and pump, which requires USWS to separately estimate the useful lives of these components. For its other service equipment, USWS does not separately identify and track depreciation of specific original components. When USWS replaces components of these assets, USWS typically has to estimate the net book values of the components that are retired, which are based primarily upon their replacement costs, their ages and their original estimated useful lives.

Definite-lived Intangible Assets
At March 31, 2018, USWS’ net book value of definite-lived intangible assets was $34.2 million and the related amortization reflected in its condensed consolidated statement of operations was $2.1 million for the three months ended March 31, 2018. These intangible assets are primarily related to patents, order backlog, trademarks, customer relationships and covenants not to complete acquired in a business acquisition. USWS calculates amortization for these assets based on their estimated useful lives. When these assets are recorded, USWS makes estimates with respect to their useful lives that USWS believes are reasonable. However, these estimates contain judgments regarding the future utility of these assets and a change in USWS’ assessment of the useful lives of these assets could materially change the future calculation of amortization
Impairment of Long-Lived Assets
Long-lived assets, such as property and equipment and amortizable identifiable intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When impairment is indicated, USWS determines the amount by which the assets carrying value exceeds its fair value. USWS considers a number of factors such as estimated future cash flows, appraisals and current market value analysis in determining fair value. Assets are written down to fair value if the concluded current fair value is below the net carrying value. If actual results or performance are not consistent with its estimates and assumptions, USWS may be subject to additional impairment charges, which could be material to its results of operations. For example, if USWS’ results of operations significantly decline as a result of a decline in the price of oil, there could be a material increase in the impairment of long-lived assets in future periods.
For the period from February 2, 2017 through December 31, 2017, USWS identified a triggering event in its impairment analysis relating to an intangible asset based on changes in a specific customer contract, which resulted in recognition of an impairment loss amounting to $20.2 million. The triggering event was caused by USWS’ negotiation of the release of two fleets under contract with one customer for redeployment to other customers.
Unit-Based Compensation
USWS sponsors a unit-based compensation program for employees and nonemployees. USWS accounts for the employee unit-based awards based on the fair value of the award, and recognizes the expense over the requisite service period, or upon the occurrence of certain vesting events.
Unit-based awards to nonemployees are expensed over the period in which the related services are rendered. The grant-date fair value of the awards is estimated using the Black-Scholes option-pricing model, or probability-weighted discounted cash flow model and market valuation approaches. Each of these valuation approaches involves significant judgments and estimates, including estimates regarding USWS’ future operations or the determination of a comparable public company peer group.
All unvested units will vest and the unit-based compensation program will terminate upon closing of the Transactions.
Recent Accounting Pronouncements
See Note 3 to USWS’ audited financial statements included elsewhere in this proxy statement for further discussion regarding recently issued accounting standards.
USWS Related Party Transaction
In January, 2018, Joel Broussard, the Chief Executive Officer of USWS, in his individual capacity, reached verbal agreement to form a joint venture (the “JV”) with Dragon Products, LLC. (“Dragon”) to manufacture conventional hydraulic fracturing pumps in Dragon’s Lafayette, Louisiana manufacturing facility. USWS is not in the business of manufacturing pumps and, regardless, was not in a position at the time to enter into the JV. The JV was both disclosed to members of the board of USWS and permitted under the terms of Mr. Broussard’s employment contract.

In April, 2018, USWS entered into a two year contract with a new customer to provide the customer with a conventional hydraulic fracturing fleet. USWS conducted a bid process to acquire the pumps necessary to fulfil the contract; Dragon participated in the bid process. The results of the bid process were presented to the full board of USWS for review and discussion along with a full disclosure of the details of the JV with Dragon. USWS’ board approved the purchase of the pumps from Dragon (with the pumps to be manufactured by the JV) based on the equipment quality, price, financing terms and Dragon’s ability to deliver the pumps on schedule. USWS plans to purchase the pumps from Dragon at a total cost of approximately $39.2 million. As of August 8, 2018, no amounts have been paid to Dragon by USWS other than a 5% deposit on the initial fleet that was paid on June 18, 2018. Also in August 2018, Dragon agreed to buy Mr. Broussard out of his interest in the JV for approximately $6.5 million (with the effective date of this transaction being May 31, 2018).

BUSINESS OF USWS
Overview
USWS is a growth- and technology-oriented oilfield service company focused exclusively on hydraulic fracturing for oil and natural gas exploration and production (“E&P”) companies. USWS is one of the first companies to develop and commercially deploy electric powered hydraulic fracturing technology, which we believe is an industry changing technology. Currently, USWS provides its services in the Appalachian Basin, the Eagle Ford, and the Permian Basin, however USWS has demonstrated the capability to expeditiously deploy its fleets to new oil and gas basins when requested by a customer. USWS’ customers include leading E&P companies, including Antero Resources, CNX Resources, EP Energy, Hawkwood Energy, Hess, Royal Dutch Shell, Southwestern Energy and Wildhorse Resource Development.
Since its inception in 2012, USWS has grown organically from one diesel powered (“conventional”) hydraulic fracturing fleet in April 2012 to what we expect to be 11 active fleets by October 2018, two of which utilize their patented electric hydraulic fracturing technology (“Clean Fleets®”). Based on active dialogue with its customers, USWS plans to build and deploy five new Clean Fleets® and one new conventional fleet, bringing their total asset base to 17 hydraulic fracturing fleets with approximately 800,000 HHP by early 2020. Delivery of these fleets is anticipated to occur throughout 2019 and into 2020.
From the fall of 2014 and through the end of 2016, the oil and gas industry experienced a significant downturn, during which time many of USWS’ competitors sustained substantial losses. Due to the strength of its customer relationships and long-term contracts, which can range from six months to three years in length, USWS maintained higher levels of utilization throughout the downturn. As a result, USWS generated approximately $86 million and $25 million of Adjusted EBITDA (Adjusted EBITDA is a non-GAAP financial measure. Please see “Selected Historical Financial Information of USWS” for a discussion of Non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.) in 2015 and 2016, respectively, and was able to continue investing in its rigorous maintenance program. Despite its ability to generate earnings during this downturn, due to low commodity prices and significant indebtedness during that period USWS completed an out-of-court debt restructuring in February 2017, which significantly reduced its debt and interest burden and substantially increased its liquidity. In addition to significantly lowering its debt, the restructuring provided USWS with growth capital to expand its fleet and ongoing operations.
We believe USWS’ electric powered fracturing equipment will disrupt the industry and will increasingly displace diesel powered fracturing equipment. Electric motors have similarly displaced diesel engines in other heavy-duty, mission critical applications, such as locomotives, submarines, ships, buses, mining equipment and land drilling rigs. USWS’ patented Clean Fleet® technology combines natural gas turbine generators with electric motors and existing industry equipment to provide fracturing services with numerous advantages over conventional fleets. Clean Fleet® is a proven technology with over 6,000 stages completed since 2014, making it a leading provider of electric powered hydraulic fracturing services. USWS’ Clean Fleet® technology is supported by a robust intellectual property portfolio. USWS has been granted or has received notice of allowance for 15 patents and it has an additional 53 patents pending.
USWS believes Clean Fleet® provides them a distinct competitive advantage over their competitors because of the following characteristics:
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Fuel cost savings.   The use of natural gas directly from the field allows Clean Fleet® to eliminate diesel fuel costs, providing an estimated savings of approximately 90% of total fuel costs as compared to conventional diesel-powered equipment.

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Improved operational efficiency.   The reduction of routine maintenance services (e.g., oil changes) along with the inherent stability of the electric system maximizes productive time at the wellsite, allowing Clean Fleet® to pump more stages per day. This efficiency results in additional economic benefit to USWS’ customers in the form of savings by reducing the number of days on-site. In addition to the cost of the completion crew, the E&P incurs costs for ancillary equipment and services providers which can vary but is estimated to be approximately $35,000 per day.

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Reduced repair and maintenance cost.   Clean Fleet® eliminates the use of diesel engines and transmissions, which require on-going maintenance in the form of routine oil and filter changes, component replacements and eventual rebuilds. In addition to having a materially longer rebuild cycle, the cost to rebuild an electric motor is approximately 95% less than the cost to rebuild a conventional engine, transmission and radiator.

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Longer equipment useful life.   Natural gas-powered generators are proven, long-lived assets that have operated in harsh environments for decades. In conjunction with the turbine generators, Clean Fleet® uses electric motors that have fewer mechanical parts relative to the conventional diesel-powered engines and transmissions. Similar to the generators, these electric motors have been in use in other heavy-duty industrial applications for decades with a demonstrated useful life of more than 20 years.

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Reduced noise pollution.   Clean Fleet® offers a dramatic reduction in sound pressure and low frequency noise as compared to conventional fracturing fleets, which benefits the surrounding communities and improves work-site conditions for USWS employees and customers.

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Environmental benefits.   Clean Fleet® substantially reduces emissions of air pollutants as compared to conventional fleets, reducing the environmental impact of hydraulic fracturing operations.

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Enhanced safety features.   Clean Fleet® reduces heat and noise emissions, making the wellsite safer for USWS employees and all personnel at the wellsite. Additionally, by eliminating diesel truck deliveries, Clean Fleet® eliminates the danger from refueling operations, reduces traffic in the communities in which USWS operates and limits wellsite crowding.

Industry Overview
Demand for USWS’ services is primarily driven by drilling and completion activity by E&P companies, which is generally dependent on prevailing commodity prices and the anticipated profitability of developing unconventional oil and gas resources. The rig count, DUC well count, length of horizontal wellbores and the number of fracturing stages per well all directly impact the demand for hydraulic fracturing services.
Hydraulic fracturing demand has increased significantly since the low point in the market in 2016 as a result of the recovery in commodity prices. Crude oil and natural gas prices have recovered significantly since reaching lows of  $26.21 per barrel (based on the Cushing WTI Spot Oil Price) and $1.64 per million British Thermal Units (“MMBtu”) in 2016, respectively, to $74.15 per barrel and $2.92 per MMBtu as of June 29, 2018. As a result of this recovery, E&P companies have expanded their capital budgets, which has led to an acceleration of drilling and completion activity. According to Baker Hughes Incorporated’s North American Rig Count, the U.S. land rig count has increased approximately 154% from the recent low of 404 rigs as of May 27, 2016 to 1,028 rigs as of June 29, 2018.
In recent years, E&P companies have also become more efficient in recovering hydrocarbons from unconventional resource plays, using longer lateral lengths for horizontal wells, increasing amounts of proppant per completion stage and an increasing number of completion stages per well. Rystad Energy estimates that the average U.S. horizontal well in 2018 will be 34% longer, use 79% more proppant per lateral foot and use 52% more frac stages than the average horizontal well in 2014. Rising service intensity levels have created demand for larger hydraulic fracturing fleets in terms of hydraulic horsepower. In combination with the retirement of older generation equipment, the growing demand for large fleets has led to tightening supply and demand fundamentals and increased pricing for hydraulic fracturing services.
Rising service intensity is creating demand for large, efficient hydraulic fracturing fleets to keep pace with customer demands and to execute completion programs. Modern hydraulic fracturing operations are focused on optimizing efficiency, often employing 24-hour operating cycles, the completion of multi-well pads and the use of zipper-frac techniques in which two parallel horizontal wells are completed concurrently. Rystad Energy estimates that in 2018, approximately 74% of all horizontal wells will be drilled on multi-well pads, with an average pad size of approximately 3.3 wells.

A significant portion of the U.S. hydraulic fracturing fleet came into service between 2010 and 2015, when, according to Spears & Associates, approximately 15 million HHP entered the North American market. As commodity prices declined during the recent industry downturn and drilling and completion activity slowed, much of this equipment was idled, and critical maintenance activity was deferred. As a result of rising operating intensity in combination with the increasing trend for longer laterals, a greater number of frac stages per well and higher proppant loadings, the U.S. hydraulic fracturing fleet is experiencing significant attrition.
Recently USWS has experienced higher demand for its Clean Fleets®. USWS believes the industry’s interest in all-electric hydraulic fracturing fleets is growing substantially, primarily as a result of the superior operating efficiencies, cost savings and health, safety and environment (HSE) advantages relative to conventional fracturing fleets. Prior to the commercial deployment of Clean Fleet®, there were no electric powered fracturing fleets in operation. Based on their growth plans and industry announcements, USWS believes that the industry will have at least 10 electric fleets in operation by the end of 2019. Although electric fracturing fleets’ penetration of the industry is currently low, USWS believes industry penetration will increase similar to the rate that AC drive land drilling rigs displaced SCR/mechanical rigs over the last 10 years. According to Helmerich & Payne, AC drive rigs accounted for 15% of the total U.S. rig count as of October 2008 and currently make up 66% of the rig count. USWS believes they are well positioned to capitalize on the increasing adoption of electric hydraulic fracturing fleets.
Competitive Strengths
USWS believes that the following strengths will position it to provide high-quality service to their customers and create value for their stockholders:
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Proprietary Clean Fleet® technology.   USWS is a market leader in electric fracturing technology, with two active all-electric hydraulic fracturing fleets. USWS’ Clean Fleets® provide substantial cost savings by replacing diesel fuel with natural gas and offer considerable operational and safety and environmental advantages. Clean Fleet® offers superior operational efficiency resulting from reduced non-production due to repairs, maintenance and failures associated with diesel-powered engines and transmissions. Additionally, Clean Fleet® substantially reduces emissions of air pollutants and noise from the wellsite. USWS believes that adoption of this technology in the near term will materially increase and its market leading position will allow USWS to continue to significantly expand its market share over the next several years.

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Strong customer relationships supported by long-term contracts.   USWS has cultivated strong relationships with a diverse group of blue-chip customers as a result of the quality of its service, safety performance and ability to work with customers to establish mutually beneficial service agreements. USWS’ long-term contracts provide customers with certainty of service pricing, allowing them to efficiently budget and plan the development of their wells. Additionally, USWS’ long-term contracts allow it to maintain high utilization of its fleet and generate revenue and cash flow through industry cycles. During the recent industry downturn in 2015 and 2016, USWS generated $86 million and $25 million of Adjusted EBITDA, respectively, during a period in which most of their competitors generated substantial losses. USWS believes its relationships and the structure of its contracts position it to continue to build long-term partnerships with customers and support stable financial performance.

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Significant and growing scale in the most active unconventional oil and gas basins.   USWS currently provides services in the Appalachian Basin, the Eagle Ford Shale and the Permian Basin, which are among the most active basins in North America. As of June 8, 2018, the land drilling rigs in these regions accounted for over 60% of all active rigs in the U.S. USWS plans to build and deploy 5 new Clean Fleets® and one new conventional fleet, bringing their total asset base to 17 hydraulic fracturing fleets with approximately 800,000 HHP by early 2020. Delivery of these fleets is anticipated to occur throughout 2019 and into 2020.

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Modern, high-quality equipment and rigorous maintenance program.   USWS’ hydraulic fracturing fleets consist of modern, well-maintained equipment with an average age of 3.1 years as of March 31, 2018. USWS invests in high-quality equipment from leading original equipment manufacturers and use all stainless steel fluid ends. Moreover, USWS takes proactive measures to maintain the quality of its equipment, using specialized equipment to monitor frac pump integrity and their proprietary FRAC MD™ data analytics platform to support preventative maintenance efforts. USWS believes the quality of its equipment is critical to its ability to provide high quality service to their customers.

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Strong, employee-centered culture.   USWS’ employees are critical to its success and are a key source of its competitive advantage. USWS continuously invests in training and development for its employees, and as a result are able to provide consistent, high-quality service and safe working conditions for both employees and customers. During the recent industry downturn USWS maintained higher levels of utilization and were able to operate without making significant reductions in force. In the current operating environment, USWS’ well-trained, highly capable employees have expanded with them, helping to crew fleets in new markets, which has ensured a consistent culture and the high quality of service for which USWS is known.

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Track record for safety.   Safety is a critical element of USWS’ operations. USWS focuses on providing customers with the highest quality of service by employing a trained and motivated workforce that is rigorously focused on safety. USWS continuously reviews safety data and work to develop and implement policies and procedures that ensure the safety and wellbeing of its employees, customers and the communities in which it operates. In 2017, USWS had a total recordable incident rate (TRIR) of 0.8, a lost time incident rate (LTIR) of 0.0 and no Department of Transportation recordable vehicle incidents. USWS field operators are empowered to stop work and question the safety of a situation or task performed. USWS uses specialized technology to improve safety for its truck drivers, and employ measures to mitigate the risk of respirable silica dust exposure on the wellsite. USWS believes their record of safe operations makes them an attractive partner for both its customers and its employees.

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Proven, cycle-tested management team.   USWS’ management team has a proven track record for building and operating oilfield services companies. As a result of its strategy, USWS has grown the business organically and continued to generate positive Adjusted EBITDA during the industry downturn in 2015 and 2016. USWS’ operating and commercial teams have significant industry experience and longstanding relationships with its clients. USWS believes its management team’s experience and relationships position them to generate business and create value for stockholders.

USWS’ Strategy
USWS believes that it can accomplish its primary business objective of creating value for stockholders by executing the following strategy:
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Continue to deploy new Clean Fleets®.   USWS plans to continue to deploy its proprietary Clean Fleet® technology. By early 2020, USWS plans to build and deploy 5 new Clean Fleets® and one new conventional fleet. USWS believes the cost savings, noise and emissions reductions and improved operating efficiency of these fleets will drive an increasing rate of adoption for electric fracturing technology and a significant expansion in its market share.

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Continue to develop leading edge technology.   USWS develops proprietary technology to optimize its operations and provide high-quality service to its customers. USWS believes that Clean Fleet®, along with its FRAC MD™ and SandShield™ technology platforms have successfully distinguished it from its competition and allowed it to provide cost-efficient, reliable and safe service. USWS intends to continue refining its existing technologies and developing new ones that will facilitate its continued growth and differentiation. Additionally, USWS is committed to defending its intellectual property, and plans to pursue legal action against competitors infringing upon its technology.

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Expand primarily through continued organic growth.   Since its inception in 2012, USWS has grown organically from one diesel powered (“conventional”) hydraulic fracturing fleet in April 2012 to what we expect to be 11 active fleets by October 2018, two of which utilize their patented electric hydraulic fracturing technology (“Clean Fleets®”). Based on active dialogue with its customers, USWS plans to build and deploy five new Clean Fleets® and one new conventional fleet, bringing their total asset base to 17 hydraulic fracturing fleets with approximately 800,000 HHP by early 2020. Delivery of these fleets is anticipated to occur throughout 2019 and into 2020. USWS may also opportunistically pursue asset acquisitions that meet its standards for equipment quality and returns on invested capital if it enhances their market presence and competitive positioning. USWS believes this strategy will advance with continued expansion of its market share.

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Develop and expand relationships with new and existing customers.   USWS provides hydraulic fracturing services to its customers primarily under long-term contracts with material cancellation provisions and structures that offer a benefit to customers with efficient operations. In many cases it provides hydraulic fracturing fleets for a fixed monthly service and equipment charge with per stage bonuses. These terms allow USWS’ customers to benefit from material cost savings while USWS earns attractive returns on its assets. As such, USWS seeks to partner with customers that have meaningful development programs with a large number of wells requiring completion. USWS believes its customer arrangements provide for mutually beneficial terms that serve as the basis for long-term partnerships. USWS plans to continue to implement this strategy to expand its existing customer relationships and attract new customers.

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Maintain a conservative balance sheet.   USWS carefully manages its liquidity by continuously monitoring capital expenditures, borrowing capacity and cash flow. Its focus on maintaining a conservative balance sheet offers flexibility and provides USWS with the ability to execute its strategy regardless of industry and commodity price cycles. On a pro forma basis giving effect to the consummation of the Business Combination and related transactions (assuming no redemptions), as of March 31, 2018 MPAC would have had approximately $234.5 million of net cash.

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Continue to focus on safety performance.   USWS is committed to maintaining safe operations and minimizing the environmental impact of operations, which it believes is key to attracting new customers and employees, as well as positioning USWS as a good partner for the communities in which it operates. In 2017, USWS had a total recordable incident rate (TRIR) of 0.8, a lost time incident rate (LTIR) of 0.0 and no Department of Transportation recordable vehicle incidents. USWS believes its safety record is exemplary and that it is among the safest operators in the industry.

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Capitalize on the ongoing industry recovery.   E&P companies’ capital budgets have expanded significantly since the industry downturn in 2015 and 2016 as a result of higher commodity prices and improving efficiency in recovering hydrocarbons from unconventional resource plays. In 2018, Rystad Energy estimates that approximately 15,750 horizontal wells will be fractured in the U.S., with the average horizontal well reaching approximately 7,890 feet and using approximately 36 fracturing stages. As a result of higher activity levels and growing completion intensity, USWS expects to continue to experience high demand for its services. As a provider of safe, high-quality hydraulic fracturing services, USWS believes it is well positioned to capitalize on the higher demand and pricing for its services.

Services
USWS provides hydraulic fracturing and related well stimulation services to E&P companies, particularly to those operating in unconventional oil and natural gas reservoirs and requiring technically and operationally advanced services. Hydraulic fracturing services are performed to enhance production of oil and natural gas from formations with low permeability and restricted flow of hydrocarbons. USWS’ customers benefit from USWS’ expertise in fracturing of horizontal and vertical oil- and natural gas-producing wells in shale and other unconventional geological formations.
The process of hydraulic fracturing involves pumping a pressurized stream of fracturing fluid — typically a mixture of water, chemicals and proppant — into a well casing or tubing in order to cause the underground mineral formation to fracture or crack. Fractures release trapped hydrocarbon particles and provide a conductive channel for the oil or natural gas to flow freely to the wellbore for collection. The propping agent, or proppant, becomes lodged in the cracks created by the hydraulic fracturing process, “propping” them open to facilitate the flow of hydrocarbons from the reservoir to the well. Proppant generally consists of raw sand, resin-coated sand or ceramic particles. The fracturing fluid is engineered to lose viscosity, or “break,” and is subsequently flowed back from the formation, leaving the proppant suspended in the mineral fractures. Once USWS’ customer has flushed the fracturing fluids from the well using a controlled flow-back process, the customer manages fluid and water recycling or disposal.
USWS’ fleets consist of mobile hydraulic fracturing units and other auxiliary heavy equipment to perform fracturing services. USWS has two designs for its hydraulic fracturing units: (1) all electric that combines natural gas turbine generators with electric motors and existing industry equipment and (2) conventional fracturing units that primarily consist of high-pressure hydraulic pumps, diesel engines, transmissions, radiators and other supporting equipment. Both designs are mounted on trailers. USWS refers to the group of units and other equipment, such as blenders, data vans, sand storage, tractors, manifolds and high pressure fracturing iron, which are necessary to perform a typical fracturing job as a “fleet,” and the personnel assigned to each fleet as a “crew.” As of June 2018, USWS had 10 active fleets as well as one additional fleet on order bringing total HHP to 481,050.
An important element of hydraulic fracturing services is determining the proper fracturing fluid, proppant and injection program to maximize results. USWS’ field engineering personnel provide technical evaluation and job design recommendations for customers as an integral element of their hydraulic fracturing service. Technological developments in the industry over the past several years have focused on proppant density control, liquid gel concentration capabilities, computer design and monitoring of jobs and clean-up properties for fracturing fluids.
USWS currently provides its services in the Appalachian Basin, the Eagle Ford Shale and the Permian Basin, which are among the most active basins in North America. As of June 8, 2018, the land drilling rigs in these regions accounted for over 60% of all active rigs in the U.S.
Customers
USWS’ customers include a broad range of leading E&P companies, including Antero Resources, CNX Resources, EP Energy, Hawkwood Energy, Hess, Royal Dutch Shell, Southwestern Energy and Wildhorse Resource Development. For the year ended December 31, 2017, only Antero Resources and Southwestern Energy comprised greater than 10% USWS’ consolidated revenues. On a pro-forma basis for fiscal year 2018, no single customer is expected to comprise more than 30% of USWS’ consolidated revenues and USWS’ top three customers are expected to be Antero Resources, Southwestern Energy, and CNX Resources.
Suppliers
USWS has built long-term relationships with multiple industry leading suppliers of proppant, chemicals and transportation providers. During the year ended December 31, 2017 and the three months ended March 31, 2018, none of USWS’ suppliers made up 10% or more of overall costs. In addition, USWS has built a strong relationship with assemblers of its hydraulic fracturing fleets and believes it will continue to have timely access to new, high capability fleets as they continue to grow.

USWS purchases a wide variety of raw materials, parts and components that are manufactured and supplied for its operations. USWS is not dependent on any single source of supply for those parts, supplies or materials. Historically, USWS has generally been able to obtain the equipment, parts and supplies necessary to support its operations on a timely basis. While USWS believes that it will be able to make satisfactory alternative arrangements in the event of any interruption in the supply of these materials and/or products by one of its suppliers, it may not always be able to do so. In addition, certain materials for which USWS does not currently have long-term supply agreements could experience shortages and significant price increases in the future. As a result, USWS may be unable to mitigate any future supply shortages and their results of operations, prospects and financial condition could be adversely affected.
Competition
The markets in which USWS operate are highly competitive. USWS provides services in various geographic regions across the United States, and their competitors include many large and small oilfield service providers, including some of the largest integrated service companies. USWS hydraulic fracturing services compete with large, integrated companies such as Halliburton Company and Schlumberger Limited as well as other companies including Basic Energy Services, Inc., BJ Services Company, C&J Energy Services, Inc., Calfrac Well Services Ltd., FTS International, Inc., Keane Group, Inc., Patterson-UTI Energy, Inc., ProPetro Services, Inc., RPC, Inc., Superior Energy Services, Inc. and Liberty Oilfield Services, Inc. In addition, USWS’ industry is highly fragmented and they compete regionally with a significant number of smaller service providers.
USWS believes that the principal competitive factors in the markets they serve are technical expertise, equipment capacity, work force competency, efficiency, safety record, reputation, experience and price. Additionally, projects are often awarded on a bid basis, which tends to create a highly competitive environment. USWS seeks to differentiate itself from its competitors by delivering the highest-quality services and equipment possible, coupled with superior execution and operating efficiency in a safe working environment.
Property and Equipment
Property
USWS’ principal executive offices are located at 770 S. Post Oak Lane, Suite 405, Houston, Texas 77056. USWS leases its general office space at its corporate headquarters. The lease expires in 2023 with the option to exit the lease in 2020. USWS currently leases the following additional principal facilities, which are located across multiple basins strategically to maximize efficiency of operations and exposure to customers:
Location	Size (sq. ft.)
Uhrichsville, OH	44,272
Canonsburg, PA	6,481
Williamsport, PA	24,600
Bryan, TX	28,020
Pleasanton, TX	12,000
San Angelo, TX	18,200
Jane Lew, WV	70,500
USWS believes that its existing facilities are adequate for its operations and its locations allow it to efficiently serve its customers. USWS does not believe that any single facility is material to its operations and, if necessary, it could readily obtain a replacement facility.
Equipment
As of June 2018, USWS had 10 active fleets as well as one additional fleet on order, with total HHP of 481,050. Currently, USWS plans to build and deploy five new Clean Fleets® and one new conventional fleet, bringing their total asset base to 17 hydraulic fracturing fleets with approximately 800,000 HHP. After building the five new Clean Fleets®, USWS will have a total of seven fleets that utilize their Clean Fleet® technology.

USWS’ hydraulic fracturing fleets are comprised of high-quality, heavy-duty equipment designed to reduce operational downtime and maintenance costs, while enhancing its ability to provide reliable, consistent service. The average age of USWS’ fleets is approximately 3.1 years. Each hydraulic fracturing fleet also includes the necessary blending units, manifolds, data vans and other ancillary equipment needed to provide a high level of service to USWS’ customers.
Much of USWS’ equipment has been built by Stewart & Stevenson, however, USWS also has strong relationships with other manufacturers to ensure that it is not dependent on any one company for the source of its components and assembly of their equipment. USWS believes its equipment is in good condition and suitable for its current operations.
Cyclical Nature of Industry
USWS operates in a highly cyclical industry. The key factor driving demand for USWS’ services is the level of drilling activity by E&P companies, which in turn depends largely on the current and anticipated economics of new well completions. Global supply and demand for oil and the domestic supply and demand for natural gas are critical in assessing industry outlook. Demand for oil and natural gas is cyclical and subject to large, rapid fluctuations. E&P companies tend to increase capital expenditures in response to increases in oil and natural gas prices, which generally results in greater revenues and profits for oilfield service companies such as USWS. Increased capital expenditures also ultimately lead to greater production, which historically has resulted in increased supplies and reduced prices which in turn tend to reduce demand for oilfield services. For these reasons, the results of USWS’ operations may fluctuate from quarter to quarter and from year to year, and these fluctuations may distort comparisons of results across periods.
Seasonality
Historically, USWS’ results of operations have not been significantly affected by seasonality. However, inclement weather, the capital expenditure cycles of USWS’ customers, and holidays can impact USWS’ operating results.
Insurance
USWS’ operations are subject to hazards inherent in the oil and natural gas industry, including accidents, blowouts, explosions, fires, oil spills and hazardous materials spills. These conditions can cause personal injury or loss of life, damage to or destruction of property, equipment, the environment and wildlife, and interruption or suspension of operations, among other adverse effects. In addition, claims for loss of oil and natural gas production and damage to formations can occur in the well services industry. If a serious accident were to occur at a location where USWS’ equipment and services are being used, it could result in them being named as a defendant to a lawsuit asserting significant claims.
Despite USWS’ efforts to maintain high safety standards, it has from time to time suffered accidents in the past and anticipates that it could experience accidents in the future. In addition to the property and personal losses from these accidents, the frequency and severity of these incidents affect USWS’ operating costs and insurability, as well as its relationships with customers, employees and regulatory agencies. Any significant increase in the frequency or severity of these incidents, or the general level of compensation awards, could adversely affect the cost of, or USWS’ ability to obtain, workers’ compensation and other forms of insurance, and could have other adverse effects on its financial condition and results of operations.
USWS maintains insurance policies providing coverages of risks and amounts that it believes to be customary in its industry. Further, USWS has pollution legal liability coverage for its business entities, which would cover, among other things, third party liability and costs of cleanup relating to environmental contamination on its premises while their equipment is in transit and while on its customers’ job site.
Although USWS maintains insurance coverage of types and amounts that it believes to be customary in the industry, it is not fully insured against all risks, either because insurance is not available or because of the high premium costs relative to perceived risk. Further, insurance rates have in the past been subject to wide fluctuation and changes in coverage could result in less coverage, increases in cost or higher deductibles and retentions. Liabilities for which USWS is not insured, or which exceed the policy limits of their applicable insurance, could have a material adverse effect on its business and financial condition.

Environmental and Occupational Health and Safety Regulations
Environmental, Health and Safety Matters and Regulation
USWS’ operations are subject to stringent laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection, and occupational health and safety. Numerous federal, state and local governmental agencies issue regulations that often require difficult and costly compliance measures that could carry substantial administrative, civil and criminal penalties and may result in injunctive obligations for noncompliance. These laws and regulations may, for example, restrict the types, quantities and concentrations of various substances that can be released into the environment, limit or prohibit construction or drilling activities on certain lands lying within wilderness, wetlands, ecologically or seismically sensitive areas and other protected areas, or require action to prevent or remediate pollution from current or former operations. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances, hydrocarbons or other waste products into the environment. Changes in environmental, health and safety laws and regulations occur frequently, and any changes that result in more stringent and costly requirements could materially adversely affect USWS’ operations and financial position. USWS has not experienced any material adverse effect from compliance with these requirements. This trend, however, may not continue in the future.
Below is an overview of some of the more significant environmental, health and safety requirements with which USWS must comply. USWS’ customers’ operations are subject to similar laws and regulations. Any material adverse effect of these laws and regulations on USWS’ customers operations and financial position may also have an indirect material adverse effect on USWS’ operations and financial position.
Waste Handling.   USWS handles, transports, stores and disposes of wastes that are subject to the Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations, which affect their activities by imposing requirements regarding the generation, transportation, treatment, storage, disposal and cleanup of hazardous and nonhazardous wastes. With federal approval, the individual states administer some or all of the provisions of RCRA, sometimes in conjunction with USWS’ own, more stringent requirements. Although certain petroleum production wastes are exempt from regulation as hazardous wastes under RCRA, such wastes may constitute “solid wastes” that are subject to the less stringent requirements of nonhazardous waste provisions.
Administrative, civil and criminal penalties can be imposed for failure to comply with waste handling requirements. Moreover, the EPA or state or local governments may adopt more stringent requirements for the handling of nonhazardous wastes or recategorize some nonhazardous wastes as hazardous for future regulation. Indeed, legislation has been proposed from time to time in Congress to recategorize certain oil and natural gas exploration, development and production wastes as hazardous wastes. Several environmental organizations have also petitioned the EPA to modify existing regulations to recategorize certain oil and natural gas exploration, development and production wastes as hazardous. Any such changes in these laws and regulations could have a material adverse effect on USWS’ capital expenditures and operating expenses. Although USWS does not believe the current costs of managing their wastes, as presently classified, to be significant, any legislative or regulatory reclassification of oil and natural gas exploration and production wastes could increase their costs to manage and dispose of such wastes.
Remediation of Hazardous Substances.   The Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA” or “Superfund”) and analogous state laws generally impose liability without regard to fault or legality of the original conduct, on classes of persons who are considered to be responsible for the release of a hazardous substance into the environment. These persons include the current owner or operator of a contaminated facility, a former owner or operator of the facility at the time of contamination and those persons that disposed or arranged for the disposal of the hazardous substance at the facility. Liability for the costs of removing or remediating previously disposed wastes or contamination, damages to natural resources, the costs of conducting certain health studies, amongst other things, is strict and joint and several. In addition, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment. In the course of USWS’ operations, it uses materials that, if released, would be subject to CERCLA and comparable state laws. Therefore, governmental agencies or third parties may seek to hold USWS responsible under CERCLA and comparable state statutes for all or part of the costs to clean up sites at which such hazardous substances have been released.
NORM.   In the course of USWS’ operations, some of its equipment may be exposed to naturally occurring radioactive materials (“NORM”) associated with oil and gas deposits and, accordingly may result in the generation of wastes and other materials containing NORM. NORM exhibiting levels of naturally occurring radiation in excess of established state standards are subject to special handling and disposal requirements, and any storage vessels, piping and work area affected by NORM may be subject to remediation or restoration requirements.
Water Discharges.   The Clean Water Act, Safe Drinking Water Act, Oil Pollution Act and analogous state laws and regulations impose restrictions and strict controls regarding the unauthorized discharge of pollutants, including produced waters and other gas and oil wastes, into regulated waters. The discharge of pollutants into regulated waters is prohibited, except in accordance with the terms of a permit issued by the EPA or the state. Also, spill prevention, control and countermeasure plan requirements require appropriate containment berms and similar structures to help prevent the contamination of regulated waters.
Air Emissions.   The Clean Air Act (“CAA”) and comparable state laws and regulations, regulate emissions of various air pollutants through the issuance of permits and the imposition of other emissions control requirements. The EPA has developed, and continues to develop, stringent regulations governing emissions of air pollutants from specified sources. New facilities may be required to obtain permits before work can begin, and existing facilities may be required to obtain additional permits and incur capital costs in order to remain in compliance. These and other laws and regulations may increase the costs of compliance for some facilities where USWS operates. Obtaining or renewing permits also has the potential to delay the development of oil and natural gas projects.
Climate Change.   The EPA has determined that greenhouse gasses (“GHGs”) present an endangerment to public health and the environment because such gases contribute to warming of the earth’s atmosphere and other climatic changes. Based on these findings, the EPA has adopted and implemented, and continues to adopt and implement, regulations that restrict emissions of GHGs under existing provisions of the CAA. The EPA also requires the annual reporting of GHG emissions from certain large sources of GHG emissions in the United States, including certain oil and gas production facilities. The U.S. Congress has from time to time considered adopting legislation to reduce emissions of GHGs and almost one-half of the states have already taken legal measures to reduce emissions of GHGs primarily through the planned development of GHG emission inventories and/or regional GHG cap and trade programs. And in December 2015, the United States joined the international community at the 21st Conference of the Parties of the United Nations Framework Convention on Climate Change in Paris, France. The resulting Paris Agreement calls for the parties to undertake “ambitious efforts” to limit the average global temperature, and to conserve and enhance sinks and reservoirs of greenhouse gases. The Paris Agreement entered into force in November 2016. On June 1, 2017, President Trump announced that the United States planned to withdraw from the Paris Agreement and to seek negotiations either to reenter the Paris Agreement on different terms or establish a new framework agreement. The Paris Agreement provides for a four year exit process beginning when it took effect in November 2016, which would result in an effective exit date of November 2020.
Moreover, climate change may cause more extreme weather conditions and increased volatility in seasonal temperatures. Extreme weather conditions can interfere with USWS’ operations and increase their costs, and damage resulting from extreme weather may not be fully insured.
Endangered and Threatened Species.   Environmental laws such as the Endangered Species Act (“ESA”) and analogous state laws may impact exploration, development and production activities in areas where USWS operates. The ESA provides broad protection for species of fish, wildlife and plants that are listed as threatened or endangered. Similar protections are offered to migratory birds under the Migratory Bird Treaty Act and various state analogs. The U.S. Fish and Wildlife Service may identify previously unidentified endangered or threatened species or may designate critical habitat and suitable habitat areas that it believes are necessary for survival of a threatened or endangered species, which could cause USWS or their customers to incur additional costs or become subject to operating restrictions or operating bans in the affected areas.

Regulation of Hydraulic Fracturing and Related Activities.   Hydraulic fracturing is an important and common practice that is used to stimulate production of hydrocarbons, particularly natural gas, from tight formations, including shales. The process, which involves the injection of water, sand and chemicals under pressure into formations to fracture the surrounding rock and stimulate production, is typically regulated by state oil and natural gas commissions. However, federal agencies have asserted regulatory authority over certain aspects of the process. For example, in May 2014, the EPA issued an Advanced Notice of Proposed Rulemaking seeking comment on the development of regulations under the Toxic Substances Control Act to require companies to disclose information regarding the chemicals used in hydraulic fracturing. Beginning in August 2012, the EPA issued a series of rules under the CAA that establish new emission control requirements for certain oil and natural gas production and natural gas processing operations and associated equipment. Further, legislation to amend the Safe Drinking Water Act to repeal the exemption for hydraulic fracturing (except when diesel fuels are used) from the definition of  “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process, have been proposed in recent sessions of Congress. Several states and local jurisdictions in which USWS or their customers operate also have adopted or are considering adopting regulations that could restrict or prohibit hydraulic fracturing in certain circumstances, impose more stringent operating standards and/or require the disclosure of the composition of hydraulic fracturing fluids.
More recently, federal and state governments have begun investigating whether the disposal of produced water into underground injection wells has caused increased seismic activity in certain areas. For example, in December 2016, the EPA released its final report regarding the potential impacts of hydraulic fracturing on drinking water resources, concluding that “water cycle” activities associated with hydraulic fracturing may impact drinking water resources under certain circumstances such as water withdrawals for fracturing in times or areas of low water availability, surface spills during the management of fracturing fluids, chemicals or produced water, injection of fracturing fluids into wells with inadequate mechanical integrity, injection of fracturing fluids directly into groundwater resources, discharge of inadequately treated fracturing wastewater to surface waters, and disposal or storage of fracturing wastewater in unlined pits. The results of these studies could lead federal and state governments and agencies to develop and implement additional regulations.
Increased regulation of hydraulic fracturing and related activities (whether as a result of the EPA study results or resulting from other factors) could subject USWS and its customers to additional permitting and financial assurance requirements, more stringent construction specifications, increased monitoring, reporting and recordkeeping obligations, and plugging and abandonment requirements. New requirements could result in increased operational costs for USWS and its customers, and reduce the demand for USWS’ services.
OSHA Matters.   The Occupational Safety and Health Act (“OSHA”) and comparable state statutes regulate the protection of the health and safety of workers. In addition, the OSHA hazard communication standard requires that information be maintained about hazardous materials used or produced in operations and that this information be provided to employees, state and local government authorities and the public.
Employees
As of June 1, 2018, USWS had 802 full-time employees and no part-time employees. USWS is not a party to any collective bargaining agreements and has not experienced any strikes or work stoppages. USWS believes their relationships with their employees are excellent. From time to time, USWS will utilize the services of independent contractors to perform various field and other services.
Intellectual Property
USWS has been granted or has received notice of allowance for 15 patents, which are set to expire between 2033 and 2036, and it has an additional 53 patents pending. USWS’ patents protect their Clean Fleet® from being duplicated by their competitors. These patents help provide unique competitive advantages in operating areas where noise and emissions are key concerns. USWS also uses proprietary

FRAC MD™ technology to support their preventative maintenance program, and prolong equipment useful life. This technology utilizes specialized equipment to capture and analyze vibrations in order to identify component stress so maintenance can be performed prior to catastrophic failures.
Legal Proceedings
Due to the nature of USWS’ business, USWS is, from time to time and in the ordinary course of business, involved in routine litigation or subject to disputes or claims related to their business activities, including workers’ compensation claims and employment-related disputes. In the opinion of USWS’ management, none of the pending litigation, disputes or claims against us, if decided adversely, will have a material adverse effect individually or in the aggregate on their financial condition, cash flows or results of operations.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information known to MPAC regarding (i) the actual beneficial ownership of our voting common stock as of the record date and (ii) the expected beneficial ownership of our voting common stock immediately following consummation of the Business Combination, assuming the two redemption scenarios described below, in each case, by:
•
each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our voting common stock;

•
each of our current officers and directors;

•
each person expected to become an executive officer or director of MPAC upon consummation of the Business Combination; and

•
all current officers and directors of MPAC, as a group, and all executive officers and directors of MPAC following consummation of the Business Combination, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of our voting common stock prior to the Business Combination is based on 40,625,000 shares of Class A Common Stock and Class F Common Stock issued and outstanding in the aggregate as of            , 2018.
The expected beneficial ownership of shares of our voting common stock immediately following consummation of the Business Combination assuming two redemption scenarios as follows (both of which are based on the assumptions described under “Certain Defined Terms” except as otherwise described with respect to the second scenario):
•
Assuming No Redemptions:   This scenario assumes that no shares of Class A Common Stock are redeemed by the public stockholders and therefore that there are an aggregate of 81,605,000 shares of Class A Common Stock and Class B Common Stock issued and outstanding at Closing.

•
Assuming Maximum Redemption:   This scenario assumes that approximately 27.0 million shares of Class A Common Stock are redeemed (the maximum redemption under which MPAC believes it would be able to satisfy the minimum cash condition of  $280 million), resulting in:

•
the purchase of 10,350,000 shares of Class A Common Stock by Crestview pursuant to Crestview’s backstop commitment under the Crestview Subscription Agreement, including 9,000,000 Backstop Shares and 1,350,000 Drawn Shares;

•
the cancelation of 3,584,677 founder shares pursuant to the Sponsor Agreement (after adjustments related to the issuance of Drawn Shares to Crestview and MPAC’s available funds at Closing being less than $325 million), with the remaining 4,540,323 founder shares converting into the same number of shares of Class A Common Stock at Closing;

•
the issuance to the Blocker Stockholders and the Non-Blocker USWS Members of 27,025,000 combined shares of Class A Common Stock and Class B Common Stock pursuant to the Merger and Contribution Agreement (after adjustment related to the issuance of Drawn Shares to Crestview); and

•
based on the foregoing, there being an aggregate of 62,957,572 shares of Class A Common Stock and Class B Common Stock issued and outstanding at Closing.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting common stock beneficially owned by them.
			After Business Combination
	Prior to Business Combination		Assuming No Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owners(1)	Number of Shares	%	Number of Shares	%	Number of Shares	%
Matlin & Partners Acquisition Sponsor LLC LLC(2)	8,125,000	20.0%	9,983,871(9)	11.7%	8,399,194(9)	12.6%
David J. Matlin	—	—	—	—	—	—
Greg Ethridge	—	—	—	—	—	—
Rui Gao	—	—	—	—	—	—
Robert H. Weiss	—	—	—	—	—	—
Peter H. Schoels	—	—	—	—	—	—
Kenneth L. Campbell	—	—	—	—	—	—
David L. Treadwell	—	—	71,841	*	70,857	*
Daniel W. Dienst	—	—	—	—	—	—
Joel Broussard	—	—	1,230,194(10)	1.5%	1,219,403(10)	1.9%
Kyle O’Neill	—	—	—	—	—	—
Nathan Houston	—	—	199,266(11)	*	195,439(11)	*
Matthew Bernard	—	—	386,829(12)	*	379,635(12)	*
Adam Klein	—	—	—	—	—	—
Eddie Watson	—	—	—	—	—	—
James Bold	—	—	—	—	—	—
Ryan Carroll	—	—	—	—	—	—
Elliot Associates, L.P.(3)	2,950,000	7.3%	2,950,000	3.6%	2,950,000	4.7%
Alyeska Investment Group, L.P.(4)	2,524,700	6.2%	2,524,700	3.1%	2,524,700	4.0%
Polar Asset Management Partners Inc.(5)	2,699,900	6.6%	2,699,900	3.3%	2,699,900	4.3%
Crestview(6)	—	—	13,525,000(13)	15.9%	23,875,000(13)	35.9%
DL V USWS LLC(7)	—	—	9,272,343	11.4%	9,161,985	14.6%
BKC ASW Blocker, Inc.(8)	—	—	4,258,371	5.2%	4,201,879	6.7%
All directors and executive officers, as a group (8 individuals prior to Business Combination; 10 individuals after Business Combination)	—	—	1,887,528	2.3%	1,865,334	3.0%

*
Less than one percent.

(1)
Unless otherwise noted, (i) the business address of each of the entities, directors and executives prior to the Business Combination in this table is c/o Matlin & Partners Acquisition Corporation, 520 Madison Avenue, 35th Floor, New York, New York 10022, Attention: Secretary and (ii) the business address of each of the entities, directors and executives after the Business Combination in this table is 770 South Post Oak Lane, Suite 405, Houston, TX 77056.

(2)
There are five managing principals of our Sponsor’s board of managing principals, including Messrs. Matlin, Schoels, Campbell, Dienst and Treadwell. Each managing principal has one vote, and the approval of three of the five members of the board of managing principals is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our Sponsor. Based upon the foregoing analysis, no individual managing principal of our sponsor exercises voting or dispositive control over any of the securities held by our sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them is deemed to have or share beneficial ownership of such shares. Our Sponsor’s address is 520 Madison Avenue, 35th Floor, New York, New York 10022, Attention: Secretary.
(3)
According to the Schedule 13G/A filed on February 14, 2018, Elliott Associates, L.P. individually beneficially owns and has voting and dispositive power over 944,000 shares of Class A Common Stock. Elliott International, L.P. and Elliott International Capital Advisors Inc. together beneficially own and have voting and dispositive power over 2,006,000 shares of Class A Common Stock held by Elliott International, L.P. Elliott International, L.P.’s address is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies. Elliott Associates, L.P.’s address is 40 West 57th Street, 30th Floor, New York, New York 10019.

(4)
According to a Schedule 13G filed with the SEC on February 14, 2018, by Alyeska Investment Group, L.P. a registered investment adviser under Section 203 of the Investment Advisers Act of 1940, Alyeska Fund GP, LLC, the General Partner and control person of Alyeska Master Fund, L.P., Alyeska Fund 2 GP, LLC, the General Partner and control person of Alyeska Master Fund 2, and Anand Parekh the Chief Executive Officer and control person of Alyeska Investment Group, L.P. (collectively, “Alyeska”), it has sole voting power over 0 shares, shared voting power over 2,524,700 shares, sole dispositive power over 0 shares and shared dispositive power over 2,524,700 shares. Alyeska’s address is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(5)
According to a Schedule 13G filed with the SEC on February 9, 2018, by Polar Asset Management Partners Inc., it has sole voting power over 2,699,900 shares, shared voting power over 0 shares, sole dispositive power over 2,699,900 shares and shared dispositive power over 0 shares. Polar Asset Management Partners Inc.’s address is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(6)
Represents shares of Class A Common Stock held directly by Crestview III USWS, L.P. and Crestview III USWS TE, LLC, in each case for which Crestview Partners III GP, L.P. may be deemed to be the beneficial owner. Crestview Partners III GP, L.P. is the general partner of the investment funds which are direct or indirect members of Crestview. Decisions by Crestview Partners III GP, L.P. to vote or dispose of the interests held by Crestview requires the approval of a majority of the 9 members of its investment committee, which is composed of the following individuals: Barry S. Volpert, Thomas S. Murphy, Jr., Jeffrey A. Marcus, Robert J. Hurst, Richard M. DeMartini, Robert V. Delaney, Jr., Brian P. Cassidy, Alexander M. Rose and Adam J. Klein. None of the foregoing persons has the power individually to vote or dispose of any of such interests. Each of the foregoing individuals disclaims beneficial ownership of all such interests. The address of each of the foregoing is c/o Crestview, 667 Madison Avenue, 10th Floor, New York, New York 10065.

(7)
DL V USWS LLC (“DLV”) is the record holder of the shares reported herein. Regiment Capital Special Situations Fund V, L.P. (“Fund V”) is the sole member of DLV and TCW Special Situations, LLC is the sole investment manager to Fund V. Accordingly each of the foregoing entities may be deemed to have or share beneficial ownership and have or share voting and dispositive power over the shares held by DLV. The business address of DLV is c/o TCW Direct Lending Group 1251 Avenue of the Americas, Suite 4700, New York, NY 10020.

(8)
BKC ASW Blocker, Inc. (“BKC”) is the record holder of the shares reported herein. BKC is a consolidated subsidiary of BlackRock Capital Investment Corporation (“BlackRock Capital”) and BlackRock Capital is the sole stockholder of BKC. Accordingly, BlackRock Capital may be deemed to have beneficial ownership and have sole voting and dispositive power over the shares held by BKC. The business address of BKC is 40 East 52nd Street, 21st Floor, New York, New York 10022.

(9)
Includes 3,858,871 shares of Class A Common Stock issuable upon exercise of private placement warrants that will become exercisable 30 days after the Closing.

(10)
Includes 214,900 restricted shares of Class A Common Stock subject to vesting conditions.

(11)
Includes 71,600 restricted shares of Class A Common Stock subject to vesting conditions.

(12)
Includes 143,300 restricted shares of Class A Common Stock subject to vesting conditions.

(13)
Includes 3,625,000 shares of Class A Common Stock issuable upon exercise of private placement warrants that will become exercisable 30 days after the Closing.

HOUSEHOLDING INFORMATION
Unless MPAC has received contrary instructions, MPAC may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of MPAC’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of MPAC’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact MPAC at (i) (203) 864-3144 or (ii) Matlin & Partners Acquisition Corporation, 520 Madison Avenue, 35th Floor, New York, New York 10022, Attention: Secretary to inform MPAC of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our board of directors is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.
FUTURE STOCKHOLDER PROPOSALS
We anticipate that the 2019 annual meeting of stockholders will be held no later than     . For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2019 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Assuming the meeting is held on or about     , such proposals must be received by MPAC at its offices at c/o U.S. Well Services, Inc., 770 South Post Oak Lane, Suite 405, Houston, TX 77056, Attention: Secretary no later than      and no earlier than      .

WHERE YOU CAN FIND ADDITIONAL INFORMATION
MPAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read MPAC’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document MPAC files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
If you would like additional copies of this proxy statement or if you have questions about the business combination or the Proposals to be presented at the special meeting, you should contact MPAC’s proxy solicitation agent at the following address and telephone number:
Telephone:
(banks and brokers call collect at:         )
Email:
If you are an MPAC stockholder and would like to request documents, please do so by            , 2018, in order to receive them before the special meeting. If you request any documents from MPAC,
MPAC will mail them to you by first class mail, or another equally prompt means.
All information contained in this proxy statement relating to MPAC and USWS has been supplied by MPAC and USWS, respectively. Information provided by either MPAC or USWS does not constitute any representation, estimate or projection of any other party.
This document is a proxy statement of MPAC for the special meeting. MPAC has not authorized anyone to give any information or make any representation about the business combination, MPAC or USWS that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS
Matlin & Partners Acquisition Corporation — Unaudited Financial Statements
Condensed Balance Sheets as of March 31, 2018 and December 31, 2017	Fin-1
Condensed Statements of Operations for the Three Months Ended March 31, 2018 and 2017	Fin-2
Condensed Statement of Changes in Stockholders’ Equity for the Three Months Ended March 31, 2018	Fin-3
Condensed Statement of Cash Flows for the Three Months Ended March 31, 2018 and 2017	Fin-4
Notes to Condensed Financial Statements	Fin-5
Matlin & Partners Acquisition Corporation — Audited Financial Statements
Report of Independent Registered Public Accounting Firm	Fin-15
Balance Sheets as of December 31, 2017 and December 31, 2016	Fin-16
Statements of Operations for the year ended December 31, 2017 and for March 10, 2016 (inception) through December 31, 2016	Fin-17
Statements of Changes in Stockholders’ Equity for year ended December 31, 2017 and for March 10, 2016 (inception) through December 31, 2016	Fin-18
Statements of Cash Flows for year ended December 31, 2017 and for March 10, 2016 (inception) through December 31, 2016	Fin-19
Notes to Financial Statements	Fin-20
U.S. Well Services, LLC — Unaudited Financial Statements
Condensed Consolidated Balance Sheets as of March 31, 2018 and December 31, 2017	Fin-31

Condensed Consolidated Statement of Operations for the Three Months Ended
March 31, 2018 and the Period from February 2, 2017 to March 31, 2017 (Successor) and for the period from January 1, 2017 to February 1, 2017 (Predecessor)
Fin-32
Condensed Consolidated Statements of Member’s Equity for the Three Months Ended March 31, 2018	Fin-33

Condensed Consolidated Statements of Cash Flows for the Three Months Ended
March 31, 2018 and the Period from February 2, 2017 to March 31, 2017 (Successor) and for the period from January 1, 2017 to February 1, 2017 (Predecessor)
Fin-34
Notes to the Unaudited Condensed Consolidated Financial Statements	Fin-35

U.S. Well Services, LLC — Audited Financial Statements
Report of Independent Registered Public Accounting Firm	Fin-50
Consolidated Balance Sheets as of December 31, 2017 (Successor) and 2016 (Predecessor)	Fin-51

Consolidated Statements of Operations for the Period from February 2, 2017 to December 31, 2017 (Successor) and for the Period from January 1, 2017 to February 1, 2017 and the Years Ended December 31, 2016 and 2015 (Predecessor)
Fin-52

Consolidated Statements of Members’ Equity for the Period from February 2, 2017 to December 31, 2017 (Successor) and for the Period from January 1, 2017 to February 1, 2017 and the Years Ended December 31, 2016, 2015 and 2014 (Predecessor)
Fin-53

Consolidated Statements of Cash Flows for the Period from February 2, 2017 to December 31, 2017 (Successor) and for the Period from January 1, 2017 to February 1, 2017 and the Years Ended December 31, 2016 and 2015 (Predecessor)
Fin-54
Notes to the Audited Consolidated Financial Statements	Fin-56
Fin-i

MATLIN & PARTNERS ACQUISITION CORPORATION

CONDENSED BALANCE SHEETS
	March 31, 2018	December 31, 2017
	(Unaudited)	(Audited)
ASSETS:
Current assets:
Cash	$482,694	$570,258
Prepaid expenses	79,285	70,777
Prepaid franchise taxes	—	36,520
Total current assets	561,979	677,555
Investments and cash held in trust account	327,259,697	326,449,859
Total assets	$327,821,676	$327,127,414
LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable and accrued expenses	$128,408	$138,157
Due to affiliate	50,000	19,200
Income taxes payable	—	16,969
Franchise taxes payable	13,480	—
Total current liabilities	191,888	174,326
Deferred underwriting commissions	10,250,000	10,250,000
Total liabilities	10,441,888	10,424,326
Class A common stock subject to possible redemption; $0.0001 par value; 31,237,978 and 31,170,308 shares as of March 31, 2018 and December 31, 2017, respectively (at redemption value of $10.00 per share)	312,379,780	311,703,080
Stockholders’ equity:
Preferred stock, $0.0001 par value, 1,000,000 shares authorized, none issued or outstanding	—	—
Class A common stock, $0.0001 par value, 90,000,000 shares authorized, 1,262,022 and 1,329,692 shares issued and outstanding (excluding 31,237,978 and 31,170,308 shares subject to possible redemption) as of March 31, 2018 and December 31, 2017, respectively	126	133
Class F common stock, $0.0001 par value, 10,000,000 shares authorized, 8,125,000 issued and outstanding as of March 31, 2018 and December 31, 2017	813	813
Additional paid-in-capital	3,569,812	4,246,505
Retained earnings	1,429,257	752,557
Total stockholders’ equity	5,000,0008	5,000,008
Total liabilities and stockholders’ equity	$327,821,676	$327,127,414

See accompanying notes to condensed financial statements.
Fin-1

MATLIN & PARTNERS ACQUISITION CORPORATION

CONDENSED STATEMENTS OF OPERATIONS
	Three Months Ended March 31,
	2018	2017
	(Unaudited)	(Unaudited)
Revenues	$—	$—
General and administrative expenses	(207,610)	(99,910)
Loss from operations	(207,610)	(99,910)
Interest income	1,106,088	74,631
Income (loss) before income taxes	898,478	(25,279)
Provision for income taxes	221,778	—
Net income (loss)	$676,700	$(25,279)
Weighted average number of shares outstanding:
Basic(1)	9,453,940	8,796,089
Diluted	40,625,000	8,796,089
Net income (loss) per common share:
Basic	$0.07	$(0.00)
Diluted	$0.02	$(0.00)

(1)
This number excludes an aggregate of up to 31,237,978 and 31,092,025 shares subject to possible redemption on March 31, 2018 and March 31, 2017, respectively.

See accompanying notes to condensed financial statements.
Fin-2

MATLIN & PARTNERS ACQUISITION CORPORATION

CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
Three Months Ended March 31, 2018
(Unaudited)
	Class A Common Stock		Class F Common Stock		Additional Paid-in Capital	Retained Earnings	Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance at December 31, 2017	1,329,692	$133	8,125,000	$813	$4,246,505	$752,557	$5,000,008
Class A common stock subject to possible redemption	(67,670)	(7)	—	—	(676,693)	—	(676,700)
Net income	—	—	—	—	—	676,700	676,700
Balance at March 31, 2018	1,262,022	$126	8,125,000	$813	$3,569,812	$1,429,257	$5,000,008

See accompanying notes to condensed financial statements.
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MATLIN & PARTNERS ACQUISITION CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS
	Three Months Ended March 31
	2018	2017
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$676,700	$(25,279)
Changes in prepaid expenses	(8,508)	(115,832)
Changes in prepaid franchise taxes	36,520	—
Changes in accounts payable and accrued expenses	(9,749)	94,350
Changes in due to affiliate	30,800	—
Changes in franchise taxes payable	13,480	—
Changes in income taxes payable	(16,969)	—
Interest earned in Trust Account	(1,106,088)	(74,631)
Net cash used in operating activities	(383,814)	(121,392)
Cash flows from investing activities:
Cash deposited in Trust Account	—	(325,000,000)
Interest income released from Trust Account for taxes	296,250	—
Net cash provided by (used in) investing activities	296,250	(325,000,000)
Cash flows from financing activities:
Proceeds from sale of Class A common stock to public	—	325,000,000
Proceeds from sale of Class F common stock to the Sponsor	—	—
Proceeds from sale of Private Placement Warrants	—	7,750,000
Note payable borrowings and advance	—	75,000
Note payable payment	—	(275,000)
Payment of offering costs	—	(6,420,089)
Net cash provided by financing activities	—	326,129,911
(Decrease) Increase in cash	(87,564)	1,008,519
Cash at beginning of period	570,258	65,620
Cash at end of period	$482,694	$1,074,139
Supplemental disclosure of non-cash financing activities:
Deferred underwriting commissions	$—	$10,250,000
Income taxes paid during the period	$262,000	$—
See accompanying notes to condensed financial statements.
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MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)
Note 1 — Description of Organization and Business Operations
Organization and General
Matlin & Partners Acquisition Corporation (the “we”, “us”, “our” or “Company”), was incorporated as a blank check company in Delaware on March 10, 2016. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses or assets that the Company has not yet identified (the “Initial Business Combination”).
From March 10, 2016 (inception) through March 15, 2017, the Company’s efforts were limited to organizational activities and activities relating to its initial public offering (“Public Offering”) described below, and since the Public Offering, the search for a target business with which to consummate an Initial Business Combination. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash from the proceeds derived from the Public Offering and investment securities purchased with such proceeds.
Sponsor and Financing
The Company’s sponsor is MP Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the Company’s Public Offering was declared effective by the United States Securities and Exchange Commission (the “SEC”) on March 9, 2017. On March 15, 2017, the Company consummated the Public Offering of 32,500,000 units (“Units” and, with respect to the Class A common stock included in the Units being offered, the “Public Shares”), which includes a partial exercise by Cantor Fitzgerald & Co., the sole underwriter for the Public Offering (the “Underwriter”) of its over-allotment option in the amount of 2,500,000 Units at $10.00 per Unit, generating gross proceeds of $325,000,000, which is described in Note 3.
Simultaneously with the closing of the Public Offering and the sale of the Units, the Company consummated a private placement (“Private Placement”) of an aggregate of 15,500,000 warrants (“Private Placement Warrants”) at a price of  $0.50 per Private Placement Warrant, to the Sponsor and the Underwriter, generating gross proceeds of  $7,750,000, which is described in Note 4.
Transaction costs amounted to $16,824,469, consisting of  $6,000,000 of underwriting fees, $10,250,000 of deferred underwriting commissions (which are held in the Trust Account (defined below)) and $574,469 of Public Offering costs. As described in Note 7, the $10,250,000 of deferred underwriting commissions are contingent upon the consummation of an Initial Business Combination by March 15, 2019.
The Trust Account
Following the closing of the Public Offering on March 15, 2017, an amount of  $325,000,000 from the net proceeds of the Public Offering and the Private Placement was placed in a trust account (“Trust Account”). The proceeds held in the Trust Account may be invested only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of the Initial Business Combination, or (ii) the distribution of the Trust Account, as described below, if the Company is unable to complete the Initial Business Combination within 24 months from the closing of the Public Offering (the “Combination Period”) or upon any earlier liquidation of the Company. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.
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The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Initial Business Combination; (ii) the redemption of any Public Shares that have been properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its Public Shares if it does not complete the Initial Business Combination within the Combination Period; and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an Initial Business Combination within the Combination Period (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.
Initial Business Combination
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds are intended to be applied generally toward consummating the Initial Business Combination. Nasdaq Capital Market (“NASDAQ”) rules provide that the Company’s Initial Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the signing of a definitive agreement in connection with the Initial Business Combination. There is no assurance that the Company will be able to successfully affect an Initial Business Combination.
The Company will provide its stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require the Company to seek stockholder approval under applicable law or stock exchange listing requirement. The public stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The Company will proceed with an Initial Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation and a majority of the outstanding shares voted are voted in favor of the Initial Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing an Initial Business Combination. If, however, a stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with an Initial Business Combination, the Company’s directors, officers and the Sponsor have agreed to vote their Founder Shares (as defined in Note 4) and any Public Shares they may acquire during or after this offering in favor of approving an Initial Business Combination.
If the Company holds a stockholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. As a result, such shares of Class A common stock will be recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”
The Company will also provide its stockholders with the opportunity to redeem all or a portion of their Public Shares in connection with any stockholder vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the substance or timing of the
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Company’s obligation to redeem 100% of Public Shares if it does not complete a Business Combination within the Combination Period. The stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights with respect to the Company’s Warrants (as defined in Note 3) in connection with such a stockholder vote to approve such an amendment to the Company’s Amended and Restated Certificate of Incorporation. Notwithstanding the foregoing, the Company may not redeem shares in an amount that would cause its net tangible assets to be less than $5,000,001.
Pursuant to the Company’s amended and restated certificate of incorporation, if the Company is unable to complete the Initial Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Company’s directors and officers and the Sponsor have agreed (i) to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of the Initial Business Combination, and (ii) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete the Initial Business Combination within the Combination Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete the Initial Business Combination within the Combination Period). The Underwriter also agreed to waive its rights to deferred underwriting commissions held in the Trust Account in the event the Company does not consummate the Initial Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company seeks to have all vendors, service providers, prospective target businesses or other entities it engages execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements.
Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of its Initial Business Combination and it does not conduct redemptions in connection with its Initial Business Combination pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended, or the Exchange Act), will be restricted from redeeming its shares with respect to an aggregate of 20% or more of the shares sold in the Public Offering. However, there is no restriction on the Company’s stockholders’ ability to vote all of their shares for or against an Initial Business Combination.
In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. The Company’s stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that the Company will provide its stockholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described herein.
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Going Concern
In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, management has determined that the mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after March 15, 2019.
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation
The unaudited interim condensed financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the accounting and disclosure rules and regulations of the Securities and Exchange Commission (“SEC”), and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial position as of March 31, 2018 and the results of operations and cash flows for the periods presented. Certain information and disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to such rules and regulations. Interim results are not necessarily indicative of results for a full year.
The unaudited interim condensed financial statements should be read in conjunction with the audited financial statements included in the Form 10-K filed by the Company with the SEC on March 28, 2018.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Net Income (Loss) Per Common Share
Net income (loss) per common share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus, to the extent dilutive, the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. At March 31, 2018, the Company had outstanding warrants to purchase
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24,000,000 shares of common stock. These shares were excluded from the calculation of diluted income (loss) per common share because their inclusion would have been antidilutive. An aggregate of 31,237,978 shares of Class A common stock subject to possible redemption at March 31, 2018 have been excluded from the calculation of basic income (loss) per common share since such shares, if redeemed, only participate in their pro rata share of earnings from the Trust Account. Due to a loss during the three months ended March 31, 2017, diluted loss per common share is the same as basic loss per common share.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal depository insurance coverage of  $250,000. The Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.
Use of Estimates
The preparation of the financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting periods. Actual results could differ from those estimates.
Redeemable Class A Common Stock
As discussed in Note 1, all of the 32,500,000 shares of Class A common stock sold as parts of the Units in the Public Offering contain a redemption feature which allows for the redemption of Class A common stock under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company has not specified a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.
The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A common stock shall be affected by charges against additional paid in capital. Accordingly, of the 32,500,000 shares of Class A common stock included in the Units, 31,237,978 and 31,170,308 shares were classified outside of permanent equity at its redemption value at March 31, 2018 and December 31, 2017, respectively.
Offering Costs
The Company complies with the requirements of FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A — “Expenses of Offering.” Offering costs were $16,824,469 (including an underwriting fee of  $6,000,000 and deferred underwriting commissions of  $10,250,000), consisting principally of costs incurred in connection with formation and preparation for the Public Offering. These offering costs were charged to additional paid in capital upon closing of the Public Offering on March 15, 2017.
Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheets.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing
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assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of March 31, 2018 and December 31, 2017. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at March 31, 2018 and December 31, 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. At March 31, 2018 and December 31, 2017, the Company had no material deferred tax assets.
Marketable Securities Held in Trust Account
The amounts held in the Trust Account represent proceeds from the Public Offering and the Private Placement of  $325,000,000 which were invested in a money market instrument that invests in United States treasury obligations with original maturities of six months or less and can only be used by the Company in connection with the consummation of an Initial Business Combination.
Recent Accounting Pronouncements
Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.
Note 3 — Public Offering
Pursuant to the Public Offering, the Company sold 32,500,000 Units, including a partial exercise of the Underwriter’s over-allotment option of 2,500,000 Units. The Units were sold at an offering price of  $10 per Unit, generating gross proceeds of  $325,000,000. As a result of the Underwriter’s partial exercise of the over-allotment option, the Sponsor forfeited 500,000 shares of Class F common stock (see Note 4).
Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value per share, and one warrant (“Warrant”). Each Warrant entitles the holder to purchase one-half of one share of Class A common stock at an exercise price of  $5.75 per half share ($11.50 per whole share). Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s Initial Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Company’s Initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of  $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the last sale price of the Company’s Class A common stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sent the notice of redemption to the Warrant holders.
Note 4 — Related Party Transactions
Private Placement Warrants
Simultaneously with the Public Offering, the Sponsor and the Underwriter purchased an aggregate of 15,500,000 Private Placement Warrants (14,500,000 Private Placement Warrants by the Sponsor and 1,000,000 Private Placement Warrants by the Underwriter) at a price of  $0.50 per Private Placement Warrant, generating total proceeds of  $7,750,000. Each Private Placement Warrant is exercisable for one-half of one share of the Company’s Class A common stock at a price of  $5.75 per half share ($11.50 per whole share). A portion of the purchase price of the Private Placement Warrants was added to the
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proceeds from the Public Offering held in the Trust Account pending completion of the Initial Business Combination such that at the closing of the Public Offering $325 million was held in the Trust Account. If the Initial Business Combination is not completed within the Combination Period, then the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants issued to the Sponsor and the Underwriter will expire worthless.
The Private Placement Warrants are not transferrable, assignable or salable until 30 days after the completion of the Initial Business Combination and the Private Placement Warrants are non-redeemable so long as they are held by the Sponsor, the Underwriter or their permitted transferees. The Private Placement Warrants may be exercised for cash or on a cashless basis. If the Private Placement Warrants are held by someone other than the Sponsor, the Underwriter or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Warrants underlying the Units issued in the Public Offering. In addition, for as long as the Private Placement Warrants are held by the Sponsor or the Underwriter or its designees or affiliates, they may not be exercised after March 9, 2022. Otherwise, the Private Placement Warrants have terms and provisions that are identical to the Warrants underlying the Units issued in the Public Offering including as to exercise price, exercisability and exercise period.
Founder Shares
On March 31, 2016, the Sponsor purchased 7,187,500 shares of the Company’s Class F common stock (the “Founder Shares”), $0.0001 par value, for $25,000 or $0.004 per share. In May 2016, the Company effectuated a 1.2-for-1 stock split in the form of a dividend, resulting in an aggregate of 8,625,000 Founder Shares outstanding, including an aggregate of up to 1,125,000 shares subject to forfeiture by the Sponsor to the extent that the Underwriter’s over-allotment was not exercised in full, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Public Offering. As a result of the Underwriter’s election to exercise its over-allotment option to purchase 2,500,000 Units on March 15, 2017 and waiver of the remainder of its over-allotment option, 625,000 Founder Shares were no longer subject to forfeiture and 500,000 Founder Shares were forfeited. As used herein, unless the context otherwise requires, “Founder Shares” shall be deemed to include the shares of Class A common stock issuable upon conversion thereof. The Founder Shares are identical to the Class A common stock included in the Units sold in the Public Offering except that the Founder Shares automatically convert into shares of Class A common stock at the time of the Company’s Initial Business Combination and are subject to certain transfer restrictions, as described in more detail below. Holders of the Class F common stock and holders of the Class A common stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders, except as required by law.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier of  (i) one year after the completion of the Initial Business Combination; and (ii) the date on which the Company consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after the Initial Business Combination that results in all the Company’s public stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Public Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading-day period commencing at least 150 days after the Initial Business Combination, the Founder Shares will be released from the lock up.
Registration Rights
The holders of Founder Shares, Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the Private Placement Warrants or Warrants issued upon conversion of the working capital loans) are entitled to registration rights pursuant to a registration rights agreement. These holders are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights
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agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Related Party Transactions
Prior to the closing of the Public Offering, the Sponsor had made $275,000 in loans and advances to the Company. The loans and advances were non-interest bearing, unsecured and due on the earlier of June 30, 2017 or the closing of the Public Offering. The loans and advances of  $275,000 were fully repaid upon the consummation of the Public Offering on March 15, 2017.
The Company has a due to affiliate balance of  $50,000 and $19,200 as of March 31, 2018 and December 31, 2017, respectively, for expenses paid by the Sponsor and its affiliate on behalf of the Company.
Note 5 — Investments and Cash Held in Trust Account
Upon the closing of the Public Offering and the Private Placement, $325,000,000 was placed in the Trust Account. At March 31, 2018, the Company’s Trust Account consisted of  $1,420 of cash and $327,258,277 in investment securities. At December 31, 2017, the Company’s Trust Account consisted of $542 of cash and $326,449,317 in investment securities. The investment securities are consist only of money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations. Such investment securities are carried at cost, which approximates fair value.
Note 6 — Fair Value Measurements
The following tables present information about the Company’s assets that are measured on a recurring basis as of March 31, 2018 and December 31, 2017 and indicate the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable, such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability.
	March 31, 2018	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Investments in money market fund held in Trust Account	$327,258,277	$327,258,277	$—	$—
Total	$327,258,277	$327,258,277	$—	$—

	December 31, 2017	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Investments in money market fund held in Trust Account	$326,449,317	$326,449,317	$—	$—
Total	$326,449,317	$326,449,317	$—	$—

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Note 7 — Deferred Underwriting Commissions
The Underwriter was paid a cash underwriting fee of  $6,000,000 or two percent (2.0%) of the gross proceeds of the Public Offering, excluding any amounts raised pursuant to the overallotment option. In addition, the Underwriter is entitled to an aggregate deferred underwriting commission of  $10,250,000 consisting of  (i) three percent (3.0%) of the gross proceeds of the Public Offering, excluding any amounts raised pursuant to the overallotment option, and (ii) five percent (5.0%) of the gross proceeds of the Units sold in the Public Offering pursuant to the overallotment option. The deferred underwriting commissions will become payable to the Underwriter from the amounts held in the Trust Account solely in the event that the Company completes the Initial Business Combination, subject to the terms of the underwriting agreement.
Note 8 — Stockholders’ Equity
Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of  $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At March 31, 2018 and December 31, 2017, there were no shares of preferred stock issued or outstanding.
Common Stock — The Company is authorized to issue 90,000,000 shares of Class A common stock with a par value of  $0.0001 per share and 10,000,000 shares of Class F common stock with a par value of $0.0001 per share. If the Company enters into an Initial Business Combination, it may (depending on the terms of such a business combination) be required to increase the number of shares of Class A common stock which the Company is authorized to issue at the same time as the Company’s stockholders vote on the business combination to the extent the Company seeks stockholder approval in connection with the Initial Business Combination. Holders of the Company’s common stock are entitled to one vote for each common share. At March 31, 2018, there were 32,500,000 shares of Class A common stock (of which 31,237,978 were classified outside of permanent equity) and 8,125,000 shares of Class F common stock issued and outstanding. At December 31, 2017, there were 32,500,000 shares of Class A common stock (of which 31,170,308 were classified outside of permanent equity) and 8,125,000 shares of Class F common stock issued and outstanding. The Founder Shares are identical to the Class A common stock included in the Units sold in the Public Offering except that the Founder Shares automatically convert into shares of Class A common stock at the time of the Initial Business Combination.
Warrants — Warrants will become exercisable on the later of  (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the issuance of the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of an Initial Business Combination, the Company will use its best efforts to file with the SEC and within 60 business days after the closing of an Initial Business Combination, have an effective registration statement covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed. Notwithstanding the foregoing, if the Company’s Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under the Securities Act, the Company, at its option, may require the warrant holders who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement. The warrants will expire five years after the completion of an Initial Business Combination or earlier upon redemption or liquidation.
The Company may redeem the outstanding warrants (except with respect to the Private Placement Warrants): (i) in whole and not in part; (ii) at a price of  $0.01 per warrant; (iii) upon a minimum of 30 days’ prior written notice of redemption, which we refer to as the 30-day redemption period; and (iv) if, and only if, the last reported sale price of our Class A common stock equals or exceeds $24.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company send the notice of redemption to the warrants holders.
Fin-13

If the Company calls the warrants for redemption, management will have the option to require all holders that wish to exercise the warrants to do so on a “cashless basis”. The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete an Initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
Fin-14

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of
Matlin & Partners Acquisition Corporation
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Matlin & Partners Acquisition Corp. (the “Company”) as of December 31, 2107 and 2016, and the related statements of operations, changes in stockholders’ equity and cash flows, for the year ended December 31, 2017 and for the period from March 10, 2016 (inception) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2107 and 2016, and the results of its operations and its cash flows for the year ended December 31, 2017 and for the period from March 10, 2016 (inception) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.
Other Matter
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements if the Company is unable to complete a Business Combination by March 15, 2019, then the Company will cease all operations except for the purpose of liquidating. This mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2016.

Whippany, New Jersey
March 26, 2018
Fin-15

MATLIN & PARTNERS ACQUISITION CORPORATION

BALANCE SHEETS
	December 31, 2017	December 31, 2016

ASSETS:
Current assets:
Cash	$570,258	$65,620
Prepaid expenses	70,777	—
Prepaid franchise taxes	36,520	—
Deferred offering costs	—	154,380
Total current assets	677,555	220,000
Investments and cash held in Trust Account	326,449,859	—
Total assets	$327,127,414	$220,000
LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable and accrued expenses	$138,157	$—
Due to affiliate	19,200	—
Note payable	—	200,000
Income taxes payable	16,969	—
Total current liabilities	174,326	200,000
Deferred underwriting commissions	10,250,000	—
Total liabilities	10,424,326	200,000
Class A common stock subject to possible redemption; $0.0001 par value; 31,170,308 shares (at redemption value of $10.00 per share) as of December 31, 2017 and none issued or outstanding as of December 31, 2016	311,703,080	—
Stockholders’ equity:
Preferred stock, $0.0001 par value, 1,000,000 shares authorized, none issued or outstanding	—	—
Class A common stock, $0.0001 par value, 90,000,000 shares authorized, 1,329,692 shares issued and outstanding (excluding 31,170,308 shares subject to possible redemption) as of December 31, 2017 and none issued or outstanding as of December 31, 2016	133	—
Class F common stock, $0.0001 par value, 10,000,000 shares authorized, 8,125,000 and 8,625,000 issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	813	863
Additional paid-in-capital	4,246,505	24,137
Retained earnings (accumulated deficit)	752,557	(5,000)
Total stockholders’ equity	5,000,008	20,000
Total liabilities and stockholders’ equity	$327,127,414	$220,000

See accompanying notes to financial statements.
Fin-16

MATLIN & PARTNERS ACQUISITION CORPORATION

STATEMENTS OF OPERATIONS
	Year Ended December 31, 2017	Period from March 10, 2016 (Inception) through December 31, 2016
Revenues	$—	$—
General and administrative expenses	(875,333)	(5,000)
Loss from operations	(875,333)	(5,000)
Interest income	2,389,859	—
Income before income taxes	1,514,526	—
Provision for income taxes	756,969	—
Net income (loss)	$757,557	$(5,000)
Weighted average number of shares outstanding:
Basic	9,337,694(1)	7,500,000(2)
Diluted	34,225,000	7,500,000
Net income (loss) per common share:
Basic	$0.08	$(0.00)
Diluted	$0.02	$(0.00)

(1)
This number excludes an aggregate of up to 31,170,308 shares subject to possible redemption on December 31, 2017.

(2)
This number excludes an aggregate of 1,125,000 shares held by the initial stockholders that are subject to forfeiture to the extent that the underwriter’s over-allotment is not exercised in full on December 31, 2016.

See accompanying notes to financial statements.
Fin-17

MATLIN & PARTNERS ACQUISITION CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
Year Ended December 31, 2017 and Period from March 10, 2016 (inception) through December 31, 2016
	Class A Common Stock		Class F Common Stock		Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance at March 10, 2016	—	$—	—	$—	$—	$—	$—
Sale of Class F common stock to Sponsor	—	—	8,625,000	863	24,137	—	25,000
Net loss	—	—	—	—	—	(5,000)	(5,000)
Balance at December 31, 2016	—	$—	8,625,000	$863	$24,137	$(5,000)	$20,000
Sale of Class A common stock to public	32,500,000	3,250	—	—	324,996,750	—	325,000,000
Forfeiture of Class F common stock to Sponsor	—	—	(500,000)	(50)	50	—	—
Sale of 15,500,000 Private Placement Warrants	—	—	—	—	7,750,000	—	7,750,000
Offering costs	—	—	—	—	(16,824,469)	—	(16,824,469)
Class A common stock subject to possible redemption	(31,170,308)	(3,117)	—	—	(311,699,963)	—	(311,703,080)
Net income	—	—	—	—	—	757,557	757,557
Balance at December 31, 2017	1,329,692	$133	8,125,000	$813	$4,246,505	$752,557	$5,000,008

See accompanying notes to financial statements.
Fin-18

MATLIN & PARTNERS ACQUISITION CORPORATION

STATEMENTS OF CASH FLOWS
	Year Ended December 31, 2017	Period from March 10, 2016 (inception) through December 31, 2016
Cash flows from operating activities:
Net income (loss)	$757,557	$(5,000)
Changes in prepaid franchise taxes	(36,520)	—
Changes in prepaid expenses	(70,777)	—
Changes in accounts payable and accrued expenses	138,157	—
Changes in due to affiliate	19,200	—
Changes in income taxes payable	16,969	—
Interest earned in Trust Account	(2,389,859)	—
Net cash used in operating activities	(1,565,273)	(5,000)
Cash flows from investing activities:
Cash deposited in Trust Account	(325,000,000)	—
Interest income released from Trust Account for taxes	940,000	—
Net cash used in investing activities	(324,060,000)	—
Cash flows from financing activities:
Proceeds from sale of Class A common stock to public	325,000,000	—
Proceeds from sale of Class F common stock to the Sponsor	—	25,000
Proceeds from sale of Private Placement Warrants	7,750,000	—
Note payable borrowings and advance	75,000	200,000
Note payable payment	(275,000)	—
Payment of offering costs	(6,420,089)	(154,380)
Net cash provided by financing activities	326,129,911	70,620
Increase in cash	504,638	65,620
Cash at beginning of period	65,620	—
Cash at end of period	$570,258	$65,620
Supplemental disclosure of non-cash financing activities:
Deferred underwriting commissions	$10,250,000	$—
Income taxes paid during the period	$740,000	$—
See accompanying notes to financial statements.
Fin-19

MATLIN & PARTNERS ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENTS
Note 1 — Description of Organization and Business Operations
Organization and General
Matlin & Partners Acquisition Corporation (the “we”, “us”, “our” or “Company”), was incorporated as a blank check company in Delaware on March 10, 2016. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses or assets that the Company has not yet identified (the “Initial Business Combination”).
From March 10, 2016 (inception) through March 15, 2017, the Company’s efforts were limited to organizational activities and activities relating to its initial public offering (“Public Offering”) described below, and since the Public Offering, the search for a target business with which to consummate an Initial Business Combination. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash from the proceeds derived from the Public Offering and investment securities purchased with such proceeds.
Sponsor and Financing
The Company’s sponsor is MP Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the Company’s Public Offering was declared effective by the United States Securities and Exchange Commission (the “SEC”) on March 9, 2017. On March 15, 2017, the Company consummated the Public Offering of 32,500,000 units (“Units” and, with respect to the Class A common stock included in the Units being offered, the “Public Shares”), which includes a partial exercise by Cantor Fitzgerald & Co., the sole underwriter for the Public Offering (the “Underwriter”) of its over-allotment option in the amount of 2,500,000 Units at $10.00 per Unit, generating gross proceeds of $325,000,000, which is described in Note 3.
Simultaneously with the closing of the Public Offering and the sale of the Units, the Company consummated a private placement (“Private Placement”) of an aggregate of 15,500,000 warrants (“Private Placement Warrants”) at a price of  $0.50 per Private Placement Warrant, to the Sponsor and the Underwriter, generating gross proceeds of  $7,750,000, which is described in Note 4.
Transaction costs amounted to $16,824,469, consisting of  $6,000,000 of underwriting fees, $10,250,000 of deferred underwriting commissions (which are held in the Trust Account (defined below)) and $574,469 of Public Offering costs. As described in Note 7, the $10,250,000 of deferred underwriting commissions are contingent upon the consummation of an Initial Business Combination by March 15, 2019.
The Trust Account
Following the closing of the Public Offering on March 15, 2017, an amount of  $325,000,000 from the net proceeds of the Public Offering and the Private Placement was placed in a trust account (“Trust Account”). The proceeds held in the Trust Account may be invested only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of the Initial Business Combination, or (ii) the distribution of the Trust Account, as described below, if the Company is unable to complete the Initial Business Combination within 24 months from the closing of the Public Offering (the “Combination Period”) or upon any earlier liquidation of the Company. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.
The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Initial Business Combination; (ii) the redemption of any Public
Fin-20

Shares that have been properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its Public Shares if it does not complete the Initial Business Combination within the Combination Period; and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an Initial Business Combination within the Combination Period (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.
Initial Business Combination
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds are intended to be applied generally toward consummating the Initial Business Combination. Nasdaq Capital Market (“NASDAQ”) rules provide that the Company’s Initial Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the signing of a definitive agreement in connection with the Initial Business Combination. There is no assurance that the Company will be able to successfully affect an Initial Business Combination.
The Company will provide its stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require the Company to seek stockholder approval under applicable law or stock exchange listing requirement. The public stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The Company will proceed with an Initial Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation and a majority of the outstanding shares voted are voted in favor of the Initial Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing an Initial Business Combination. If, however, a stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with an Initial Business Combination, the Company’s directors, officers and the Sponsor have agreed to vote their Founder Shares (as defined in Note 4) and any Public Shares they may acquire during or after this offering in favor of approving an Initial Business Combination.
If the Company holds a stockholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. As a result, such shares of Class A common stock will be recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”
The Company will also provide its stockholders with the opportunity to redeem all or a portion of their Public Shares in connection with any stockholder vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of Public Shares if it does not complete a Business Combination within the Combination Period. The stockholders will be entitled to redeem their shares for a pro rata
Fin-21

portion of the amount then on deposit in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights with respect to the Company’s Warrants (as defined in Note 3) in connection with such a stockholder vote to approve such an amendment to the Company’s Amended and Restated Certificate of Incorporation. Notwithstanding the foregoing, the Company may not redeem shares in an amount that would cause its net tangible assets to be less than $5,000,001.
Pursuant to the Company’s amended and restated certificate of incorporation, if the Company is unable to complete the Initial Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Company’s directors and officers and the Sponsor have agreed (i) to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of the Initial Business Combination, and (ii) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete the Initial Business Combination within the Combination Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete the Initial Business Combination within the Combination Period). The Underwriter also agreed to waive its rights to deferred underwriting commissions held in the Trust Account in the event the Company does not consummate the Initial Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company seeks to have all vendors, service providers, prospective target businesses or other entities it engages execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements.
Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of its Initial Business Combination and it does not conduct redemptions in connection with its Initial Business Combination pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended, or the Exchange Act), will be restricted from redeeming its shares with respect to an aggregate of 20% or more of the shares sold in the Public Offering. However, there is no restriction on the Company’s stockholders’ ability to vote all of their shares for or against an Initial Business Combination.
In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. The Company’s stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that the Company will provide its stockholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described herein.
Fin-22

Going Concern
In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, management has determined that the mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after March 15, 2019.
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the accounting and disclosure rules and regulations of the SEC.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
Redeemable Class A Common Stock
As discussed in Note 1, all of the 32,500,000 shares of Class A common stock sold as parts of the Units in the Public Offering contain a redemption feature which allows for the redemption of Class A common stock under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of
Fin-23

FASB ASC 480. Although the Company has not specified a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.
The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A common stock shall be affected by charges against additional paid in capital. Accordingly, at December 31, 2017, 31,170,308 of the 32,500,000 shares of Class A common stock included in the Units were classified outside of permanent equity at its redemption value. There were no shares of Class A common stock outstanding at December 31, 2016.
Net Income Per Common Share
Net income per common share is computed by dividing net income applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus, to the extent dilutive, the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. At December 31, 2017, the Company had outstanding warrants to purchase 24,000,000 shares of common stock. These shares were excluded from the calculation of diluted income (loss) per common share because their inclusion would have been antidilutive. An aggregate of 31,170,308 shares of Class A common stock subject to possible redemption at December 31, 2017 have been excluded from the calculation of basic income (loss) per common share since such shares, if redeemed, only participate in their pro rata share of earnings from the Trust Account. Due to a loss during the period ended December 31, 2016, diluted loss per common share is the same as basic loss per common share. At December 31, 2016, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company under the treasury stock method.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal depository insurance coverage of  $250,000. The Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.
Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheets.
Offering Costs
The Company complies with the requirements of FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A — “Expenses of Offering.” Offering costs were $16,824,469 (including an underwriting fee of  $6,000,000 and deferred underwriting commissions of  $10,250,000), consisting principally of costs incurred in connection with formation and preparation for the Public Offering. These offering costs were charged to additional paid in capital upon closing of the Public Offering on March 15, 2017.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
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FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2017. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at December 31, 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
Marketable Securities Held in Trust Account
The amounts held in the Trust Account represent proceeds from the Public Offering and the Private Placement of  $325,000,000 which were invested in a money market instrument that invests in United States treasury obligations with original maturities of six months or less and can only be used by the Company in connection with the consummation of an Initial Business Combination.
Recent Accounting Pronouncements
Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.
Note 3 — Public Offering
Pursuant to the Public Offering, the Company sold 32,500,000 Units, including a partial exercise of the Underwriter’s over-allotment option of 2,500,000 Units. The Units were sold at an offering price of  $10 per Unit, generating gross proceeds of  $325,000,000. As a result of the Underwriter’s partial exercise of the over-allotment option, the Sponsor forfeited 500,000 shares of Class F common stock (see Note 4).
Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value per share, and one warrant (“Warrant”). Each Warrant entitles the holder to purchase one-half of one share of Class A common stock at an exercise price of  $5.75 per half share ($11.50 per whole share). Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s Initial Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Company’s Initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of  $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the last sale price of the Company’s Class A common stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sent the notice of redemption to the Warrant holders.
Note 4 — Related Party Transactions
Private Placement Warrants
Simultaneously with the Public Offering, the Sponsor and the Underwriter purchased an aggregate of 15,500,000 Private Placement Warrants (14,500,000 Private Placement Warrants by the Sponsor and 1,000,000 Private Placement Warrants by the Underwriter) at a price of  $0.50 per Private Placement Warrant, generating total proceeds of  $7,750,000. Each Private Placement Warrant is exercisable for one-half of one share of the Company’s Class A common stock at a price of  $5.75 per half share ($11.50 per whole share). A portion of the purchase price of the Private Placement Warrants was added to the proceeds from the Public Offering held in the Trust Account pending completion of the Initial Business Combination such that at the closing of the Public Offering $325 million was held in the Trust Account. If the Initial Business Combination is not completed within the Combination Period, then the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants issued to the Sponsor and the Underwriter will expire worthless.
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The Private Placement Warrants are not transferrable, assignable or salable until 30 days after the completion of the Initial Business Combination and the Private Placement Warrants are non-redeemable so long as they are held by the Sponsor, the Underwriter or their permitted transferees. The Private Placement Warrants may be exercised for cash or on a cashless basis. If the Private Placement Warrants are held by someone other than the Sponsor, the Underwriter or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Warrants underlying the Units issued in the Public Offering. In addition, for as long as the Private Placement Warrants are held by the Sponsor or the Underwriter or its designees or affiliates, they may not be exercised after March 9, 2022. Otherwise, the Private Placement Warrants have terms and provisions that are identical to the Warrants underlying the Units issued in the Public Offering including as to exercise price, exercisability and exercise period.
Founder Shares
On March 31, 2016, the Sponsor purchased 7,187,500 shares of the Company’s Class F common stock (the “Founder Shares”), $0.0001 par value, for $25,000 or $0.004 per share. In May 2016, the Company effectuated a 1.2-for-1 stock split in the form of a dividend, resulting in an aggregate of 8,625,000 Founder Shares outstanding, including an aggregate of up to 1,125,000 shares subject to forfeiture by the Sponsor to the extent that the Underwriter’s over-allotment was not exercised in full, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Public Offering. As a result of the Underwriter’s election to exercise its over-allotment option to purchase 2,500,000 Units on March 15, 2017 and waiver of the remainder of its over-allotment option, 625,000 Founder Shares were no longer subject to forfeiture and 500,000 Founder Shares were forfeited. As used herein, unless the context otherwise requires, “Founder Shares” shall be deemed to include the shares of Class A common stock issuable upon conversion thereof. The Founder Shares are identical to the Class A common stock included in the Units sold in the Public Offering except that the Founder Shares automatically convert into shares of Class A common stock at the time of the Company’s Initial Business Combination and are subject to certain transfer restrictions, as described in more detail below. Holders of the Class F common stock and holders of the Class A common stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders, except as required by law.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier of  (i) one year after the completion of the Initial Business Combination; and (ii) the date on which the Company consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after the Initial Business Combination that results in all the Company’s public stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Public Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading-day period commencing at least 150 days after the Initial Business Combination, the Founder Shares will be released from the lock up.
Registration Rights
The holders of Founder Shares, Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the Private Placement Warrants or Warrants issued upon conversion of the working capital loans) are entitled to registration rights pursuant to a registration rights agreement. These holders are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
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Related Party Transactions
Prior to the closing of the Public Offering, the Sponsor had made $275,000 in loans and advances to the Company. The loans and advances were non-interest bearing, unsecured and due on the earlier of June 30, 2017 or the closing of the Public Offering. The loans and advances of  $275,000 were fully repaid upon the consummation of the Public Offering on March 15, 2017.
The Company has a due to affiliate balance of  $19,200 as of December 31, 2017 for expenses paid by the Sponsor and its affiliate on behalf of the Company.
In addition, in order to finance transaction costs in connection with an Initial Business Combination, the Sponsor or an affiliate of the Sponsor, or certain officers and directors of the Company may, but are not obligated to, loan funds to the Company as may be required (“Working Capital Loans”). If an Initial Business Combination is completed, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. In the event that an Initial Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of an Initial Business Combination, without interest, or at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post business combination entity at a price of  $0.50 per warrant. The warrants would be identical to the private placement warrants.
Note 5 — Investments and Cash Held in Trust Account
Upon the closing of the Public Offering and the Private Placement, $325,000,000 was placed in the Trust Account. At December 31, 2017, the Company’s Trust Account consisted of  $542 of cash and $326,449,317 in investment securities, with investment securities consisting only of money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations. Such investment securities are carried at cost, which approximates fair value. During the year ended December 31, 2017, interests earned from the Trust Account totaled $2,389,859, of which 940,000 was withdrawn from the Trust Account to pay the Company’s income and franchise taxes. As of December 31, 2017, $1,449,859 of interest income was available in the Trust Account to the Company for tax obligations.
Note 6 — Fair Value Measurements
The following table presents information about the Company’s assets that are measured on a recurring basis as of December 31, 2017 and indicates the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable, such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability.
	December 31, 2017	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Investments in money market fund held in Trust Account	$326,449,317	$326,449,317	$—	$—
Total	$326,449,317	$326,449,317	$—	$—

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Note 7 — Income Tax
The Company’s net deferred tax assets are as follows:
December 31, 2017
Deferred tax asset
Net operating loss carryforward	$—
Startup/Organization Expenses	150,539
Business combination expenses	—
Total deferred tax assets	150,539
Valuation Allowance	(150,539)
Deferred tax asset (liability), net of allowance	$—

The income tax provision consists of the following:
For the year ended December 31, 2017
Federal
Current	$756,969
Deferred	(149,489)
State and Local
Current	—
Deferred	—
Change in valuation allowance	149,489
Income tax provision	$756,969

As of December 31, 2017, the Company had no U.S. federal and state net operating loss carryovers (“NOLs”) available to offset future taxable income. In accordance with Section 382 of the Internal Revenue Code, deductibility of the Company’s NOLs may be subject to an annual limitation in the event of a change in control as defined under the regulations.
At December 31, 2017, the Company had deferred tax assets of  $150,539. In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2017, the change in the valuation allocation was $149,489. The deferred tax assets at December 31, 2016 and the provision for income taxes for the period March 10, 2016 (inception) through December 31, 2016 were not material.
On December 22, 2017, the Tax Cuts and Jobs Act was signed into legislation. As part of the legislation, the U.S. corporate income tax rate was reduced to 21%. The Company has a full valuation allowance against its deferred tax assets and therefore no deferred tax expense has been recorded as a result of the reduced tax rate.
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A reconciliation of the federal income tax rate to the Company’s effective tax rate for the year ended December 31, 2017 is as follows:
Statutory federal income tax rate	34.0%
State taxes, net of federal tax benefit	0.0%
Deferred tax rate change	6.1%
Change in valuation allowance	9.9%
Income tax provision	50.0%

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions and is subject to examination by the various taxing authorities. The Company considers Delaware to be a significant state tax jurisdiction.
Note 8 — Deferred Underwriting Commissions
The Underwriter was paid a cash underwriting fee of  $6,000,000 or two percent (2.0%) of the gross proceeds of the Public Offering, excluding any amounts raised pursuant to the overallotment option. In addition, the Underwriter is entitled to an aggregate deferred underwriting commission of  $10,250,000 consisting of  (i) three percent (3.0%) of the gross proceeds of the Public Offering, excluding any amounts raised pursuant to the overallotment option, and (ii) five percent (5.0%) of the gross proceeds of the Units sold in the Public Offering pursuant to the overallotment option. The deferred underwriting commissions will become payable to the Underwriter from the amounts held in the Trust Account solely in the event that the Company completes the Initial Business Combination, subject to the terms of the underwriting agreement.
Note 9 — Liquidity
As of December 31, 2017, the Company had a cash balance of  $570,258, which excludes interest income of approximately $1.4 million from the Company’s investments in the Trust Account which is available to the Company for tax obligations.
The Company intends to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less taxes payable and deferred underwriting commissions) to complete its Initial Business Combination. To the extent necessary, the Sponsor or an affiliate of the Sponsor, or certain officers and directors of the Company may, but are not obligated to, loan funds to the Company as may be required, up to $1.5 million. Such loans may be convertible into warrants of the post business combination entity at a price of  $.50 per warrant. The warrants would be identical to the private placement warrants. (See Note 4)
Based on the foregoing, management believes that the Company will have sufficient working capital to meet the Company’s needs for the next twelve months. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the business combination.
Note 10 — Stockholders’ Equity
Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of  $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At December 31, 2017 and 2016, there were no shares of preferred stock issued or outstanding.
Common Stock — The Company is authorized to issue 90,000,000 shares of Class A common stock with a par value of  $0.0001 per share and 10,000,000 shares of Class F common stock with a par value of $0.0001 per share. If the Company enters into an Initial Business Combination, it may (depending on the terms of such a business combination) be required to increase the number of shares of Class A common
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stock which the Company is authorized to issue at the same time as the Company’s stockholders vote on the business combination to the extent the Company seeks stockholder approval in connection with the Initial Business Combination. Holders of the Company’s common stock are entitled to one vote for each common share. At December 31, 2016, there were no shares of Class A common stock issued and outstanding and 8,625,000 shares of Class F common stock were issued and outstanding. As a result of the Underwriter’s election to exercise its over-allotment option to purchase 2,500,000 Units on March 15, 2017 and waiver of the remainder of its over-allotment option, 625,000 shares of Class F common stock were no longer subject to forfeiture and 500,000 of Class F common stock were forfeited. At December 31, 2017, there were 32,500,000 shares of Class A common stock (of which 31,170,308 were classified outside of permanent equity) and 8,125,000 shares of Class F common stock were issued and outstanding. The Class F common stock are identical to the Class A common stock included in the Units sold in the Public Offering except that the Class F common stock automatically convert into shares of Class A Common Stock at the time of the Initial Business Combination.
Warrants — Warrants will become exercisable on the later of  (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the issuance of the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of an Initial Business Combination, the Company will use its best efforts to file with the SEC and within 60 business days after the closing of an Initial Business Combination, have an effective registration statement covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed. Notwithstanding the foregoing, if the Company’s Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under the Securities Act, the Company, at its option, may require the warrant holders who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement. The warrants will expire five years after the completion of an Initial Business Combination or earlier upon redemption or liquidation.
The Company may redeem the outstanding warrants (except with respect to the Private Placement Warrants): (i) in whole and not in part; (ii) at a price of  $0.01 per warrant; (iii) upon a minimum of 30 days’ prior written notice of redemption, which we refer to as the 30-day redemption period; and (iv) if, and only if, the last reported sale price of our Class A common stock equals or exceeds $24.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company send the notice of redemption to the warrants holders.
If the Company calls the warrants for redemption, management will have the option to require all holders that wish to exercise the warrants to do so on a “cashless basis”. The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete an Initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
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U.S. WELL SERVICES, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands)
	March 31, 2018	December 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$19,586	$5,923
Restricted cash	503	503
Accounts receivable (net of allowance for doubtful accounts of $882 in 2018 and $438 in 2017)	90,068	74,435
Inventory, net	12,179	12,436
Prepaids and other current assets	13,897	12,987
Total current assets	136,233	106,284
Property and equipment, net	234,864	251,288
Intangible assets, net	34,186	36,295
Goodwill	4,971	4,971
Deferred financing costs, net	8,259	8,758
TOTAL ASSETS	$418,513	$407,596
LIABILITIES & MEMBER’S EQUITY
CURRENT LIABILITIES:
Accounts payable	104,399	86,582
Accrued expenses and other current liabilities	13,521	12,157
Notes payable, current portion	1,833	1,446
Current portion of long-term equipment financing	19,180	22,767
Current portion of long-term capital lease obligation	9,742	9,551
Current portion of long-term debt to related party	6,839	6,839
Total current liabilities	155,514	139,342
Notes payable, less current portion	223	—
Long-term equipment financing	3,836	4,314
Long-term capital lease obligation	7,027	9,490
Long-term debt to related party	213,730	210,187
TOTAL LIABILITIES	380,330	363,333
Commitments and contingencies (NOTE 14)
MEMBER’S EQUITY
Member’s interest	138,897	137,885
Accumulated deficit	(100,714)	(93,622)
Total Member’s Equity	38,183	44,263
TOTAL LIABILITIES & MEMBER’S EQUITY	$418,513	$407,596

See accompanying notes to condensed consolidated financial statements.
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U.S. WELL SERVICES, LLC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands)
	Successor	Successor	Predecessor
	Three months ended March 31, 2018	February 2, 2017 to March 31, 2017	January 1, 2017 to February 1, 2017
Revenue	$171,606	$72,094	$32,867
Costs and expenses:
Cost of services (excluding depreciation and amortization)	138,428	64,461	28,053
Depreciation and amortization	25,920	16,533	4,920
Selling, general and administrative expenses	4,337	4,369	1,281
Loss on disposal of assets	2,929	3,205	201
Income (loss) from operations	(8)	(16,474)	(1,588)
Interest expense, net	(7,401)	(3,530)	(4,067)
Other income	317	8	1
Net loss	$(7,092)	$(19,996)	$(5,654)

See accompanying notes to condensed consolidated financial statements.
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U.S. WELL SERVICES, LLC

CONDENSED CONSOLIDATED STATEMENTS OF MEMBER’S EQUITY
(Unaudited)
(In thousands)
	Member’s Interest	Accumulated Deficit	Total Member’s Equity
Balance, December 31, 2017	$137,885	$(93,622)	$44,263
Deemed contribution related to unit-based compensation	1,012	—	1,012
Net loss	—	(7,092)	(7,092)
Balance, March 31, 2018	$138,897	$(100,714)	$38,183

See accompanying notes to condensed consolidated financial statements.
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U.S. WELL SERVICES, LLC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)
	Successor	Successor	Predecessor
	Three months ended March 31, 2018	February 2, 2017 to March 31, 2017	January 1, 2017 to February 1, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(7,092)	$(19,996)	$(5,654)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	25,920	16,533	4,920
Provision for losses on accounts recevable	444	—	—
Provision for losses on inventory obsolescence	85	—	—
Interest paid-in-kind	3,525	2,914	3,155
SMRF Interests present value adjustment	—	—	117
Loss on disposal of assets	2,929	3,205	201
Amortization of discount on debt	—	—	54
Deferred financing costs amortization	518	287	112
Unit based compensation expense	1,012	2,175	—
Changes in assets and liabilities:
Accounts receivable	(16,077)	(9,510)	(10,175)
Inventory	1,638	(1,674)	(137)
Prepaids and other current assets	(58)	(5,000)	(414)
Other non-current assets	—	—	113
Accounts payable	12,954	12,887	2,446
Accrued liabilities	1,364	(1,761)	2,485
Net cash provided by (used in) operating activities	27,162	60	(2,777)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(7,770)	(3,916)	—
Insurance proceeds from damaged property and equipment	—	19	—
Net cash used in investing activities	(7,770)	(3,897)	—
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of revolving credit facility	—	28,425	2,500
Repayments of revolving credit facility	—	(15,475)	—
Proceeds from issuance of note payable	1,394	4,113	—
Repayments of note payable	(784)	(556)	(276)
Repayments of amounts under equipment financing	(4,066)	(250)	(428)
Payment to re-acquire JMRF Interest	—	(29)	—
Principal payments under finance lease obligation	(2,273)	(11)	(5)
Deferred financing costs	—	(1,800)	(318)
Net cash provided by (used in) financing activities	(5,729)	14,417	1,473
Net increase (decrease) in cash and cash equivalents	13,663	10,580	(1,304)
Cash and cash equivalents, beginning of period	5,923	3,888	5,192
Cash and cash equivalents, end of period	$19,586	$14,468	$3,888
Supplemental cash flow disclosure:
Interest paid, net of amounts capitalized	$1,843	$330	$66
Non-cash investing and financing activities:
Accrued and unpaid capital expenditures	7,160	4,919	2,251
Deferred finance cost related to issuance of Class B units by Holdings	—	8,271	—
See accompanying notes to condensed consolidated financial statements.
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U.S. WELL SERVICES, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(dollars in thousands, except per unit amounts)
NOTE 1 — DESCRIPTION OF BUSINESS
On February 21, 2012, U.S. Well Services, LLC (the “Company,” “we,” “our” or “USWS”) was formed as a Delaware limited liability company. The Company is a Houston, Texas based oilfield service provider of well stimulation services to the upstream oil and natural gas industry. We engage in high-pressure hydraulic fracturing in unconventional oil and natural gas basins. The fracturing process consists of pumping a specially formulated fluid into perforated well casing, tubing or open holes under high pressure, causing the underground formation to crack or fracture, allowing nearby hydrocarbons to flow more freely up the wellbore.
On February 2, 2017, we completed transactions pursuant to which newly formed entity USWS Holdings LLC (“Holdings”) acquired (the “Acquisition”) all of our outstanding equity interests. Holdings, a Delaware limited liability company, was formed for the purpose of effecting the Acquisition and had no operations of its own. Holdings accounted for the Acquisition as a business combination under the acquisition method of accounting. Accordingly, the assets acquired and liabilities assumed were recorded at fair value with the remaining purchase price recorded as goodwill (see Note 4). The Company elected to push down the effects of the Acquisition to its consolidated financial statements.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements for the periods beginning and subsequent to February 2, 2017 represent the financial information of the Company and its subsidiaries subsequent to the Acquisition and are labeled as Successor (“Successor”). The financial statements prior to and including February 1, 2017 represent the financial information of the Company prior to the Acquisition, and are labeled as Predecessor (“Predecessor”). Due to the change in the basis of accounting resulting from the Acquisition, the Company’s consolidated financial statements for these reporting periods are not comparable.
The condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial reporting. Accordingly, certain information and disclosures normally included in our annual consolidated financial statements have been condensed or omitted. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2017. In the opinion of management, the condensed consolidated financial statements contain all adjustments of a normal, recurring nature considered necessary for a fair presentation of the interim periods.
Certain prior year amounts in these consolidated financial statements have been reclassified to conform to the current period’s reporting format.
The Company has evaluated subsequent events through August 8, 2018, the date the financial statements were available to be issued.
Principles of Consolidation
These consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany transactions and accounts have been eliminated upon consolidation.
Business Combination
The Company accounts for business combinations under the acquisition method of accounting. Under this method, acquired assets, including separately identifiable intangible assets, and any assumed liabilities are recorded at their acquisition date estimated fair value. The excess of purchase price over the fair value
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amounts assigned to the assets acquired and liabilities assumed represents the goodwill amount resulting from the acquisition. Determining the fair value of assets acquired and liabilities assumed involves the use of significant estimates and assumptions.
Concurrent with the Acquisition, the Company elected to apply pushdown accounting. Pushdown accounting refers to the use of the acquirer’s basis in the preparation of the acquiree’s separate financial statements as the new basis of accounting for the acquiree. See Note 4 for a discussion of the Acquisition and the related impact of pushdown accounting on the Company’s consolidated financial statements.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We regularly evaluate estimates and judgments based on historical experience and other relevant facts and circumstances. Significant estimates included in these financial statements primarily relate to allowance for doubtful accounts, allowance for inventory obsolescence, estimated useful lives and valuation of property and equipment and intangibles, impairment assessments of goodwill and other intangibles, Level 2 inputs used in fair value estimation of senior term loans, accounting for business combination, and the assumptions used in our Black-Scholes and Monte Carlo option pricing models associated with the valuation of unit-based compensation. Actual results could differ from those estimates.
Cash and Cash Equivalents
Cash equivalents are highly liquid investments with an original maturity at the date of acquisition of three months or less. Cash and cash equivalents consist of cash on deposit with domestic banks and, at times, may exceed federally insured limits.
Restricted Cash
Cash and cash equivalents that are restricted as to withdrawal or use under the terms of certain contractual agreements are recorded in restricted cash in our consolidated balance sheets. The restricted cash in our consolidated balance sheet represents cash transferred into a trust account to support our workers compensation obligations and is classified in operating activity in our consolidated statement of cash flows as it is directly related to the operations of the business.
Inventory
Inventory consists of proppant, chemicals, and other consumable materials and supplies used in our pressure pumping and related services, including our high-pressure hydraulic fracturing operations. Inventories are stated at the lower of cost or net realizable value. Cost is determined principally on a first-in-first-out cost basis. All inventories are purchased and used by the Company in the delivery of its services with no inventory being sold separately to outside parties. Inventory quantities on hand are reviewed regularly and write-downs for obsolete inventory is recorded based on estimated forecast of the inventory item demand in the near future. As of March 31, 2018 and December 31, 2017, the Company has established inventory reserves of  $535 and $450, respectively, for obsolete and slow-moving inventory.
On certain contracts with our proppant vendors, we take ownership of proppant as it leaves the sand mines. These in transit inventories are recognized as part of Inventory in our balance sheets. As of March 31, 2018 and December 31, 2017, in transit inventories amounted to $2,253 and $1,163, respectively.
Property and Equipment
Property and equipment are carried at cost, with depreciation provided on a straight line basis over their estimated useful lives. Expenditures for renewals and betterments that extend the lives of the assets are capitalized. Amounts spent for maintenance and repairs, which do not improve or extend the life of the related asset, are charged to expense as incurred. An allocable amount of interest on borrowings is capitalized for assets and equipment during their construction period.
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Long-lived Assets
Long-lived assets, such as property and equipment and amortizable identifiable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When making this assessment, the following factors are considered: current operating results, trends and prospects, as well as the effects of obsolescence, demand, competition and other economic factors. We determine recoverability by evaluating whether the undiscounted estimated future net cash flows of the asset or asset group are less than its carrying value. When impairment is indicated, we proceed to Step 2 of the impairment test and measure the impairment as the amount by which the assets carrying value exceeds its fair value. Management considers a number of factors such as estimated future cash flows, appraisals and current market value analysis in determining fair value. Assets are written down to fair value if the concluded current fair value is below the net carrying value.
Goodwill
Goodwill is not amortized, but is reviewed for impairment annually as of December 31, or more frequently when events or changes in circumstances indicate that the carrying value may not be recoverable. Judgements regarding indicators of potential impairment are based on market conditions and operational performance of the business.
Deferred Financing Costs
Costs incurred to obtain financing are capitalized and amortized to interest expense using the effective interest method over the contractual term of the debt. At the balance sheet date, deferred financing costs related to the senior term loans are presented as a direct deduction from the debt liability, while deferred financing costs related to the revolver facility are presented as deferred financing costs, net.
Fair Value of Financial Instruments
Fair value is defined under Accounting Standards Codification (ASC) 820, Fair Value Measurement, as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-level hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three levels are defined as follows:
Level 1 — inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 — inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 — inputs are unobservable for the asset or liability.
The following is a summary of the carrying amounts and estimated fair values of our financial instruments as of March 31, 2018 and December 31, 2017:
Cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities.    These carrying amounts approximate fair value because of the short maturity of the instruments or because the carrying value is equal to the fair value of those instruments on the balance sheet dates.
Senior Term Loans.   The estimated fair value of the Senior Term Loans amounted to $189,364 and $167,417 as of March 31, 2018 and December 31, 2017, respectively, and was estimated using discounted cash flow methodology based on Level 2 inputs.
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Revenue Recognition
Revenues are recognized as services are completed and collectability is reasonably assured. With respect to our hydraulic fracturing services, we recognize revenue upon the completion of each fracturing stage and invoice our customers either on a per stage or per well basis. We have certain contracts with fixed monthly service revenues that are recognized and invoiced monthly. We also have a certain contract that requires a minimum number of stages, measured quarterly, with the Company recognizing additional revenue for any shortfall in stages completed. Revenues on consumables such as sand and chemicals that we use in the performance of our services are also recognized upon the completion of each fracturing stage. We typically complete multiple fracturing stages per day during the course of a job. Revenues are recognized as we meet our performance obligations in accordance with such contracts.
Accounts Receivable
Accounts receivable are recorded at their outstanding balances adjusted for an allowance for doubtful accounts. The allowance for doubtful accounts is determined by analyzing the payment history and credit worthiness of each debtor. Receivable balances are charged off when they are considered uncollectible by management. Recoveries of receivables previously charged off are recorded as income when received. The Company recorded an allowance for doubtful accounts amounting to $882 and $438 as of March 31, 2018 and December 31, 2017, respectively.
Major Customer and Concentration of Credit Risk
The concentration of our customers in the oil and natural gas industry may impact our overall exposure to credit risk, either positively or negatively, in that customers may be similarly affected by changes in economic and industry conditions. We perform ongoing credit evaluations of our customers and do not generally require collateral in support of our trade receivables.
The following table shows the percentage of revenues from our significant customers for the three months ended March 31, 2018 (Successor), the period of February 2 through March 31, 2017 (Successor), and the period of January 1 through February 1, 2017 (Predecessor):
	Successor	Successor	Predecessor
	Three months ended March 31, 2018	February 2, 2017 to March 31, 2017	January 1, 2017 to February 1, 2017
Customer A	29.0%	55.8%	53.5%
Customer B	21.2%	27.8%	42.8%
Customer C	12.6%	*	*
Customer D	12.6%	*	*
Customer E	*	12.9%	*
An asterisk indicates revenue is less than ten percent
The following table shows the percentage of trade receivables from our significant customers as of March 31, 2018 and December 31, 2017:
	March 31, 2018	December 31, 2017
Customer A	25.4%	21.5%
Customer B	24.0%	30.5%
Customer C	*	15.8%
Customer D	*	10.6%
An asterisk indicates trade receivables less than ten percent
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Unit-Based Compensation
The Company accounts for unit-based awards issued to employees and nonemployees in accordance with the guidance on share-based payments. Accordingly, employee unit-based compensation is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the requisite service period, or upon the occurrence of certain vesting events. Forfeitures are recognized as they occur. Certain unit-based awards only vest if there is a liquidation or exit event which results in a distribution to all of the Company’s equity units, where the value of the equity of the Company falls within certain predetermined levels, and subject to the holder remaining continuously actively employed with the Company through the date of the qualifying event. The Company does not recognize any compensation expense on these awards until the qualifying event is deemed probable. The Company does not deem the qualifying event probable until it occurs. Additionally, unit-based awards to nonemployees are expensed over the period in which the related services are rendered. The grant-date fair value of the awards is estimated using the Black-Scholes option-pricing model, or probability-weighted discounted cash flow model and market valuation approaches. The Class G Units of Holdings (Successor) and the Company’s Series D Units (Predecessor) are not publicly traded and have not been traded privately, therefore the values were determined based on inputs that are estimated based on similar entities with publicly traded securities.
Income Taxes
The Company is a limited liability company and is treated as a partnership for federal and certain state income tax purposes. No provision or benefit for federal or certain state income taxes is included in the financial statements of the Company because the results of operations are allocated to the members for inclusion in their income tax returns. In certain state jurisdictions the Company may be subject to income-based taxes. In such instances, the Company accounts for state income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
The Company is responsible for franchise tax in Texas. This amount is reflected as selling, general and administrative expense in the consolidated statement of operations.
As of March 31, 2018 and December 31, 2017, there are no deferred tax assets or liabilities, pertaining to state income-based taxes that we are required to disclose.
NOTE 3 — ACCOUNTING STANDARDS
Recent Accounting Pronouncements Not Yet Adopted
In January 2017, the FASB issued ASU 2017-1, “Business Combinations (Topic 805): Clarifying the Definition of a Business”, which clarifies the definition of a business to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The new guidance will be effective for non-public business entities for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Company is currently evaluating the impact of adopting the new guidance on the consolidated financial statements.
In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash”, which requires companies to include in their cash and cash-equivalent balances in the statement of cash flows those amounts that are deemed to be restricted and restricted cash equivalents. The guidance will be effective for non-public business entities for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Company does not expect the adoption of this guidance to have a material impact on the consolidated financial statements.
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In March 2016, the FASB issued ASU No. 2016-09, Compensation — Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”), which modifies certain aspects of the accounting for share-based payment transactions, including income taxes, classification of awards, and classification in the statement of cash flows. ASU 2016-9 will be effective for non-public business entities for fiscal years beginning after December 15, 2017 and interim periods within fiscal years beginning after December 15, 2018. The Company does not expect the adoption of this guidance to have a material impact on the Company’s consolidated financial statements.
In February 2016, the FASB issued ASU 2016-2, “Leases (Topic 842).” The new guidance, among other things, requires lessees to recognize the following for all leases (with the exception of short-term leases) at the commencement date: (i) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis and (ii) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers. ASU 2016-2 will be effective for non-public business entities for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early application is permitted for all entities upon issuance. The Company is currently evaluating the impact of adopting the new guidance on the consolidated financial statements.
In May 2014 the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers” and subsequent amendments thereto. This pronouncement requires entities to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration which the entity expects to be entitled to in exchange for those goods and services. In August 2015, the FASB deferred the effective date of ASU 2014-09. Accordingly, this standard is effective for reporting periods beginning after December 15, 2018, including interim periods within fiscal years beginning after December 15, 2019, with early adoption permitted for interim and annual periods beginning on or after December 15, 2016. Since the original issuance of ASU 2014-09, the FASB has issued several amendments and updates to this guidance, and additional amendments and updates are currently being considered by the FASB. We are in the early stages of determining the impacts of the new standard. Our planned approach includes performing a detailed review of key contracts representative of our different pricing structures and comparing historical accounting policies and practices to the new accounting guidance. Our preliminary assessment has not identified any expected material impacts on the timing and measurement of revenue from the adoption of the standard. However, this assessment is preliminary and could change based on the detailed analysis that we have yet to complete. We plan on adopting this standard utilizing the modified retrospective approach.
NOTE 4 — ACQUISITION
On February 2, 2017 (“Acquisition date”), Holdings acquired all of the Company’s outstanding equity interests. The purchase price was $275,068, which consisted of noncash consideration in the form of New Senior Term Loan (see Note 10) amounting to $150,000 and equity issued by Holdings amounting to $125,068. Also on the Acquisition date, Holdings also issued Class B units to the lenders of the new revolving commitment (see Note 10) for providing commitment to the revolver. These Class B units were valued at $8,271 and recorded as deferred financing costs (see Note 10).
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The Acquisition resulted in a new basis of accounting for the Company, and in accordance with the Company’s election to apply pushdown accounting, the impact of the Acquisition has been recognized in the Successor period of the Company’s consolidated financial statements. The following table summarizes the final allocation of the purchase price to the assets acquired and liabilities assumed:
As of February 2, 2017
Assets acquired:
Cash and cash equivalents	$3,888
Restricted cash	500
Accounts receivable	39,156
Inventory	9,014
Prepaids and other current assets	5,634
Property and equipment	224,318
Intangible assets	65,479
Goodwill	4,971
Deferred financing costs	318
Total assets acquired	353,278
Liabilities assumed:
Accounts payable	40,299
Accrued liabilities	19,407
Notes payable	1,397
Current portion of long-term debt	1,216
Long-term debt	387
Revolving credit facility	15,475
JMRF Interest	29
Total liabilities assumed	78,210
Net assets acquired	$275,068

As a result of the Company pushing down the effects of the Acquisition recorded by Holdings, certain accounting adjustments are reflected in the Company’s consolidated financial statements, as discussed below.
The Company recorded goodwill of  $4,971 in the Successor consolidated balance sheet.
The fair value of order backlog was estimated using the multi-period excess earnings method. This method evaluates the present worth of the future economic benefits that accrue to a hypothetical owner of the order backlog by accounting for all other contributions to earnings. The benefits of future earnings are discounted at a rate of return that is commensurate with the asset’s particular risk level. The fair value of order backlog acquired as a result of the Acquisition was $37,736.
The fair value of covenants not to compete was estimated using the with-and-without method, which is an incremental income method under the income approach. This method assumes that the value of the intangible asset is equal to the difference between the present value of the prospective cash flows with and without the intangible asset in place. The fair value of covenants to compete acquired as a result of the Acquisition was $1,524.
The fair values of trademarks and patents were estimated using the relief from royalty method. In this method, the subject intangible asset is valued by reference to the amount of royalty income it could generate if it was licensed in an arm’s length transaction to a third party. The fair values of trademarks and patents acquired as a result of the Acquisition were $3,132 and $22,955, respectively.
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The fair value of customer relationship was estimated using cost approach, whereby we assume that all customer relationships are suddenly lost, and the fair value is the cost associated with the Company’s salesforce acquiring a new set of customers equivalent to those lost. The fair value of customer relationship acquired as a result of the Acquisition was $132.
The deferred financing costs consist of  $318 of professional fees related to the New Senior Term Loan.
Based on the nature and period when incurred, the Company recorded various professional and legal fees related to the Acquisition of  $53 and $841 in the period of February 2 through March 31, 2017 (Successor) and the period of January 1 through February 1, 2017 (Predecessor), respectively in the consolidated statement of operations. Additionally, professional fees incurred of  $2,051 that were contingent upon the success of the Acquisition are not reflected in the results of operations in either the Successor or Predecessor periods but are recorded “on the line”. The Company considers any costs that are a direct consequence of the consummation of the Acquisition as contingent and recognizes these amounts in neither the Successor nor the Predecessor periods, but instead “on the line.”
As part of the Acquisition, $118,411 of the predecessor Senior Term Loans as of the Acquisition date were exchanged for Class A Units of Holdings, and the predecessor revolver facility was paid off in full through the new revolver commitment (See Note 10). As of the Acquisition date, the unamortized discount of  $13,599 and unamortized deferred financing costs of  $2,384 related to the senior term loans were eliminated as part of the Acquisition.
Of the 99,485 unvested Series D Units at December 31, 2016 (Predecessor), 81,226 units were forfeited at the Acquisition date in accordance with the termination agreements of the unitholders. There was no previously recognized compensation expense associated with the forfeited units. The remaining 18,259 units were vested at the Acquisition date, which is the triggering event for such vesting in accordance with the grant agreements. Because vesting was contingent on the occurrence of a liquidation or exit event, the $565 of associated unit based compensation expense is not reflected in the results of operations in either the Successor or Predecessor periods but are recorded “on the line” consistent with the election noted above. As part of the Acquisition, all vested Series D Units were then exchanged for Class F Units in Holdings. Since Holdings was obligated to replace the vested Series D Units, the fair value of the Class F Units was included as part of the purchase price consideration.
As part of the Acquisition, due to anti-dilution provisions granted to the holders of warrants in the Predecessor period, 85,000 warrants which entitled the holder to the purchase of Series B units (Predecessor) were exchanged for warrants that entitle each holder to receive 3.4167 Class F Units at an exercise price of  $0.01 per unit, representing approximately 290,420 Class F Units in aggregate. The Company recorded an aggregate fair value of the warrants amounting to $210 as Member’s Interest as of the effective date of the Acquisition. The fair value of the warrants was determined using the Black-Scholes option pricing model, assuming an expected life of 2.1 years, risk-free rate of 1.21%, a volatility factor of 54.3% and dividend yield of 0%. The warrants became exercisable upon completion of the Acquisition on February 2, 2017 and will expire on February 21, 2019. The Company has granted the holders of the warrants certain “piggyback” registration rights for the resale of the Class F Units underlying the warrants. As of March 31, 2018, none of these warrants had been exercised.
On the Acquisition, the Company’s equity is 100% owned by Holdings. Holdings has seven classes of membership interest, designated as Class A Units, Class B Units, Class C Units, Class D Units, Class E Units, Class F Units, and Class G Units. Class A Units and Class B Units have voting rights and combined can elect the majority of the Company’s Board of Managers. All classes of units share in Holding’s distributions based on percentages as outlined in the Holding’s operating agreement. At times determined by Holdings, the Board shall issue Class G Units to any manager, officer, employee, consultant, or other party. Each Class G Unit issued is intended to be a “profits interest” within the meaning of Revenue Procedures 93-27 and 2001-43.
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NOTE 5 — PREPAIDS AND OTHER CURRENT ASSETS
Prepaids and other current assets include the following:
	March 31, 2018	December 31, 2017
Iron	$4,660	$3,904
Prepaid insurance	2,916	2,270
Recoverable costs from insurance	2,707	2,977
Other receivables	1,575	2,244
Other current assets	2,039	1,592
Total prepaid expenses and other current assets	$13,897	$12,987

In the normal course of our business, we purchase iron from vendors for use in our fracturing operations. We also rent iron from another vendor for use in some of our fleets. The purchased iron is included in prepaid expenses and other current assets in the consolidated balance sheets, and amortized over a period of six months to repair and maintenance as part of cost of services in the consolidated statement of operations. After which, it is sold to another vendor in exchange for credits to be applied to future rentals of iron. The credit received at the time of sale is recorded as other receivables as part of prepaid expenses and other current assets in the consolidated balance sheets.
In March 2017, some of our turbine equipment that we use to operate our electric fleets was damaged in an accident. As a result, we incurred costs primarily to rent replacement equipment in order to continue our operations. Recoverable costs from insurance pertain to costs of  $2,707 and 2,977 we incurred as of March 31, 2018 and December 31, 2017, respectively, that we can recover from the insurance company.
NOTE 6 — INTANGIBLE ASSETS
A summary of intangible assets as of March 31, 2018 and December 31, 2017 is as follows:
	Estimated Useful Life (in years)	Gross Carrying Value	Accumulated Amortization	Net Book Value
As of March 31, 2018
Order backlog	3	$15,345	$6,138	$9,207
Trademarks	10	3,132	365	2,767
Patents	20	22,955	1,339	21,616
Covenants not to compete	2	1,524	928	596
Customer relationship	1	132	132	—
		$43,088	$8,902	$34,186
As of December 31, 2017
Order backlog	3	$15,345	$4,604	10,741
Trademarks	10	3,132	287	2,845
Patents	20	22,955	1,052	21,903
Covenants not to compete	2	1,524	729	795
Customer relationship	1	132	121	11
		$43,088	$6,793	$36,295

The intangible assets are amortized over the period the Company expects to receive the related economic benefit. Amortization expense related to amortizable intangible assets was $2,110, $2,542, and $0 for the three months ended March 31, 2018 (Successor), the period of February 2 through March 31, 2017 (Successor), and the period of January 1 through February 1, 2017 (Predecessor), respectively, and is included as part of depreciation and amortization in the consolidated statements of operations.
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The estimated amortization expense for future periods is as follows:
Fiscal Year	Estimated Amortization Expense
Remainder of 2018	$6,296
2019	6,064
2020	1,461
2021	1,461
2022	1,461
Thereafter	17,443
Total	$34,186

NOTE 7 — PROPERTY AND EQUIPMENT, NET
Property and equipment consisted of the following:
	Estimated Useful Life (in years)	March 31, 2018	December 31, 2017
Fracturing equipment	1.5 to 10 years	$318,096	$315,183
Light duty vehicles	5 years	5,186	4,849
Furniture and fixture	5 years	185	171
IT equipment	3 years	3,619	3,317
Auxiliary equipment	2 to 20 years	2,965	2,845
Leasehold improvements	Term of lease	244	244
		330,295	326,609
Less: Accumulated depreciation and amortization		(95,431)	(75,321)
Property and equipment, net		$234,864	$251,288

Depreciation and amortization expense was $23,810, $13,991, and $4,920 for the three months ended March 31, 2018 (Successor), the period of February 2 through March 31, 2017 (Successor), and the period of January 1 through February 1, 2017 (Predecessor), respectively.
The Company did not capitalize any interest for the three months ended March 31, 2018 (Successor), the period of February 2 through March 31, 2017 (Successor), and the period of January 1 through February 1, 2017 (Predecessor).
Capital leases.   In August and October of 2017, we entered into two capital leases. The total amount capitalized under these capital leases was $23,660, presented as part of fracturing equipment in property and equipment, and the related accumulated depreciation was $7,341 and $4,383 as of March 31, 2018 and December 31, 2017, respectively. The Company paid $2,330 in cash as an advance on the capital leases. The future minimum lease payments related to these capital leases as of March 31, 2018 amounts to $15,532, of which total payments of  $7,964 and $7,568 are due in the remainder of 2018 and in 2019, respectively.
NOTE 8 — ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued expenses and other current liabilities consisted of the following:
	March 31, 2018	December 31, 2017
Accrued payroll and benefits	7,189	7,368
Accrued taxes	4,286	4,142
Other current liabilities	2,046	647
Accrued expenses and other current liabilities	13,521	12,157

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NOTE 9 — NOTES PAYABLE
Successor Notes Payable
On March 15, 2017, the Company obtained insurance for its general liability, workers’ compensation, umbrella, auto and pollution coverage needs. The Company made an initial down payment and entered into a premium finance agreement with a credit finance institution to pay the remainder of the premiums. The aggregate amount of the premiums financed is $4,113 at an interest rate of 5.0%. Under the terms of the agreement, the Company has agreed to pay 15 equal monthly payments of  $283 beginning April 15, 2017 through maturity on June 15, 2018. The payments included interest expense of  $114. The note had an outstanding balance of  $728 and $1,446 as of March 31, 2018 and December 31, 2017, respectively.
On January 31, 2018, the Company obtained insurance for its directors and officers liability coverage needs. The Company entered into a premium finance agreement with a credit finance institution to pay the premiums. The aggregate amount of the premiums financed is $304 at an interest rate of 5.2%. Under the terms of the agreement, the Company has agreed to pay 9 equal monthly payments of  $35 beginning February 28, 2018 through maturity on October 28, 2018. The payments included interest expense of  $7. The note had an outstanding balance of  $238 as of March 31, 2018.
On March 15, 2018, the Company obtained insurance for its workers’ compensation and pollution coverage needs. The Company entered into a premium finance agreement with a credit finance institution to pay the premiums. The aggregate amount of the premiums financed is $1,090 at an interest rate of 4.2%. Under the terms of the agreement, the Company has agreed to pay 15 equal monthly payments of  $75 beginning April 15, 2018 through maturity on June 15, 2019. The payments included interest expense of $31. The note had an outstanding balance of  $1,090 as of March 31, 2018, of which $867 is due within one year.
NOTE 10 — DEBT
Long-term debt consisted of the following:
	March 31, 2018	December 31, 2017
Senior Term Loans from related party	$170,981	$167,456
Revolving credit facility from related party	49,825	49,825
Equipment financing	23,016	27,081
Capital leases	16,769	19,041
Total debt	260,591	263,403
Unamortized discount on debt and debt issuance costs	(237)	(255)
Current maturities	(35,761)	(39,157)
Net long-term debt	$224,593	$223,991

Term Loan Credit Agreement and Revolver Facility
On February 2, 2017, the Company entered into an amended and restated senior secured credit agreement (the “New Term Loan Credit Agreement”) in conjunction with the Acquisition (See Note 4), with a syndicate of lenders (the “Lenders”) and U.S. Bank National Association, as administrative and collateral agent, to define the terms of the new loan amount of  $150,000 (the “New Senior Term Loan”) and the new terms of the revolver facility (“new revolving commitment”). The Lenders hold equity interests in Holdings, making them related parties to the Company. Holdings is a guarantor of the New Senior Term Loan and new revolving commitment.
The New Senior Term Loan bears interest at a per annum rate equal to LIBOR plus 9%, if paid in cash, and LIBOR plus 11%, if paid in kind. Interest is payable monthly; however, the Company has the option to defer interest payments until the end of the second year anniversary of the Acquisition date. The Company elected to use this option for the 2017 Successor period. In the event of default in payment of interest, the interest will accrue at the default rate, which is 2.0% per annum in excess of the interest rate
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otherwise payable. Commencing on March 31, 2018, and each quarterly date thereafter, the Company shall make principal payments equal to 1% of the aggregate principal amount of the term loans outstanding as of March 31, 2018. Interest during the 2017 Successor period was paid-in-kind (“PIK”). As of March 31, 2018 and December 31, 2017, total PIK interest added to principal was $20,981 and $17,457, respectively, and presented as part of long-term debt from related party in the consolidated balance sheets. Unamortized debt issuance costs of  $237 and $255 related to the New Senior Term Loan are recorded as a reduction to debt as of March 31, 2018 and December 31, 2017, respectively.
The New Senior Term Loan mature(s) on the earlier of  (i) February 2, 2022, (ii) the date the New Senior Term Loan become due and payable in full, whether by acceleration or otherwise, or (iii) the date that is 90 calendar days (or such earlier or later date as may be determined in writing, provided the extension of the 90 day period is made before the maturity date) after any failure to pay the required principal installments. As of March 31, 2018, the maturity date is February 2, 2022.
The new revolving commitment is $45,000, with the ability to expand to $65,000. We exercised this ability on June 13, 2017. The interest rate per annum on the revolver facility is equal to LIBOR plus 6%, and is payable at the end of each month. As of March 31, 2018 and December 31, 2017, the outstanding principal amount of the revolving loans was $49,825, with available borrowing capacity under the terms of the new revolver facility of  $15,175. The loan matures on February 2, 2022. Unamortized debt issuance costs of  $8,259 and $8,758 related to the revolver facility are recorded in non-current assets as of March 31, 2018 and December 31, 2017, respectively.
The financial and performance covenants are effective beginning in the first quarter of 2019. The Company shall not permit the Total Coverage Ratio (as defined in the New Term Loan Credit Agreement) as of the last day of any fiscal quarter set forth below to be greater than the ratio set forth below opposite of such fiscal quarter:
Each Fiscal Quarter Ending on the Following Dates	Total Leverage Ratio
March 31, 2019 and each Fiscal Quarter thereafter through the Fiscal Quarter ended December 31, 2019	6.00:1.00
March 31, 2020 and each Fiscal Quarter thereafter	5:00:1:00
Equipment Financing and Capital Leases
On September 12, 2017, the Company entered into a security agreement with a financing institution for the purchase of certain fracturing equipment. The total amount financed is $2,020 and bears effective interest rate of 5.7%. The Company is required to pay 48 equal monthly payments of  $47, including interest, beginning October 20, 2017 through maturity on September 20, 2021. As of March 31, 2018, the financing agreement had a balance of  $1,794, of which $476 is due within one year. As of December 31, 2017, the financing agreement had a balance of  $1,909, of which $470 is due within one year.
On October 1, 2017, the Company, through one of our special purpose entities (“SPEs”), entered into a security agreement with a vendor for the purchase of certain fracturing equipment. The total amount financed is $24,026 and bears effective interest rate of 8%. The Company is required to pay 14 equal monthly payments of  $1,300, including interest, beginning October 31, 2017 through November 30, 2018, and a balloon payment of  $7,407, including interest, upon maturity on December 31, 2018. As of March 31, 2018 and December 31, 2017, the financing agreement had a balance of  $17,072 and $20,584, respectively.
The Company entered into other security agreements with financing institutions from 2014 through 2017 for the purchase of certain fracturing equipment with maturities through 2022. As of March 31, 2018, these financing agreements had a total balance of  $4,150, of which $1,632 is due within one year. The weighted average interest rate for these agreements was 5.9% as of March 31, 2018. As of December 31, 2017, these financing agreements had a total balance of  $4,588, of which $1,713 is due within one year. The weighted average interest rate for these agreements was 6.0% as of December 31, 2017.
In the 2017 Successor period, the Company, through one of our SPEs, entered into equipment financing leases classified as capital leases (see Note 7). As of March 31, 2018 and December 31, 2017, the outstanding capital lease obligation was $16,769 and $19,041, respectively.
Fin-46

Payments of Debt Obligations due by Period
Presented below is a schedule of the repayment requirements of long-term debt as of March 31, 2018:
Principal Amount of Long-term Debt
Remainder of 2018	$32,818
2019	17,838
2020	8,283
2021	8,164
2022	193,488
Total	$260,591

NOTE 11 — MEMBER’S INTEREST
Pursuant to the Acquisition (See Note 4), Holdings became the sole member of USWS. All of the equity holders (including all preferred equity holders) of the Predecessor entity contributed their membership interests in USWS to Holdings in exchange for new membership units in Holdings. All Senior Term Lenders of USWS agreed to exchange a portion of their debt from USWS for new membership units in Holdings. Holdings then cancelled all of the membership units in exchange for 100% membership interest in USWS by issuing new classes of units.
NOTE 12 — UNIT BASED COMPENSATION
During the 2017 Successor period, Holdings entered into various Class G Unit Agreements pursuant to which 85,800 Class G Units were granted to directors, officers, and key employees of the Company as performance incentives and are generally subject to a four year vesting period. Each Class G Unit issued is intended to be a “profits interest” within the meaning of Revenue Procedures 93-27 and 2001-43. These Class G Unit grants are classified as equity awards, and are subject to vesting and forfeiture under circumstances set forth in the agreements between Holdings and each such directors, officers, and key employees. The fair value of each award is determined using an option pricing model, which is then adjusted for a discount due to lack of marketability. Of the total number of Class G Unit grants, there were 15,000 Class G Units granted to an officer that vested immediately on grant date. The Company recognizes the compensation expense related to these grants from Holdings to its employees in its consolidated statement of operations with a corresponding credit to equity, representing a deemed capital contribution from Holdings. Compensation expense is recognized on a straight-line basis over the vesting period of the grant. For the three months ended March 31, 2018, compensation expense of  $1,012 was recorded, of which $530 is presented as part of cost of services, and $482 presented as part of selling, general, and administrative expenses in the consolidated statement of operations. For the period of February 2 to March 31, 2017, compensation expense of  $2,175 was recorded, of which $144 is presented as part of cost of services, and $2,031 presented as part of selling, general, and administrative expenses in the consolidated statement of operations.
Of the total number of Class G Unit grants, a total of 20,000 Class G Units were granted to two officers, for which units remain unvested until the satisfaction of a performance condition, which is the sale of the Company, and satisfaction of a market condition. The market condition requires the Enterprise Value, as defined in the grant agreements, to be greater than $450,000 and $500,000, respectively, for the two officers at the effective date of sale of the Company. The Company will not recognize any compensation expense on these awards until the performance condition is deemed probable. The Company does not deem the performance condition probable until it occurs.
As of March 31, 2018, the unrecognized compensation cost relating to unvested awards amounted to $12,758, which is expected to be recognized over a weighted-average period of 3.3 years.
Fin-47

The following tables summarize the transactions related to the unit based awards for the three months ended March 31, 2018:
	Unvested	Weighted-average grant-date fair value
Units at beginning of period	70,800	$225.69
Granted	—	—
Vested	(10,450)	248.57
Forfeited	—	—
Units at end of period	60,350	$210.66
NOTE 13 — EMPLOYEE BENEFIT PLAN
On March 1, 2013, the Company established the U.S. Well Services 401(k) Plan. We match 100% of employee contributions up to 6% of the employee’s salary, subject to cliff vesting after two years of service. Our matching contributions were $739, $340, and $125 for the three months ended March 31, 2018 (Successor), the period of February 2 through March 31, 2017 (Successor), and the period of January 1 through February 1, 2017 (Predecessor), respectively, included in cost of services and selling, general and administrative expenses in the statements of operations.
NOTE 14 — COMMITMENTS AND CONTINGENCIES
Litigation
Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties, and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.
Sand Purchase Agreements
The Company entered into agreements for the supply of proppant for use in its hydraulic fracturing operations. Under the terms these agreements, the Company is subject to minimum purchase quantities on a monthly, quarterly, or annual basis at fixed prices or may pay penalties in the event of any shortfall.
The following is a schedule of the contracted volumes in dollars and minimum commitments under the proppant supply purchase agreements as of March 31, 2018:
	Contracted	Minimum Commitments
Remainder of 2018	$76,936	$26,586
2019	100,036	32,648
2020	59,954	18,998
2021	46,485	14,448
2022	9,186	9,333
Thereafter	2,625	2,667
Total	$295,222	$104,680

The minimum commitments represent the aggregate amounts that we would be obligated to pay in the event that we procured no additional proppant under the contracts subsequent to March 31, 2018.
Operating Lease Agreements
The Company has various operating leases for facilities with terms ranging from 24 to 36 months.
Rent expense for the three months ended March 31, 2018 (Successor) was $503, of which $436 is recorded as part of Cost of Services and $67 is recorded as part of Selling, General and Administrative expenses in the Consolidated Statements of Operations. Rent expense for the period of February 2 through
Fin-48

March 31, 2017 (Successor) was $174, of which $133 is recorded as part of Cost of Services and $41 is recorded as part of Selling, General and Administrative expenses in the Consolidated Statements of Operations. Rent expense for the period of January 1 through February 1, 2017 (Predecessor) was $84, of which $64 is recorded as part of Cost of Services and $20 is recorded as part of Selling, General and Administrative expenses in the Consolidated Statements of Operations.
The following is a schedule of minimum future payments on non-cancelable operating leases as of March 31, 2018:
Remainder of 2018	$1,391
2019	860
2020	53
Total minimum future rentals	$2,304

Self-insurance
Beginning June 2014, the Company established a self-insured plan for employees’ healthcare benefits except for losses in excess of varying threshold amounts. The Company charges to expense all actual claims made during each reporting period, as well as an estimate of claims incurred, but not yet reported. The amount of estimated claims incurred, but not reported as of March 31, 2018 and December 31, 2017 was $602 and $608, respectively, and was reported as accrued expenses in the balance sheets. We believe that the liabilities we have recorded are appropriate based on the known facts and circumstances and do not expect further losses materially in excess of the amounts already accrued for existing claims.
NOTE 15 — RELATED PARTY TRANSACTIONS
Our Lenders hold equity interest in Holdings, therefore we consider transactions related to the New Term Loan Credit Agreement as related party transactions. See Note 10 for a discussion of these transactions and impact on the consolidated financial statements as of March 31, 2018 and December 31, 2017.
During the 2017 Successor period, Holdings granted 85,800 Class G Units to certain directors, officers, and key employees of the Company. See Note 12 for a discussion of these transactions and impact on the consolidated financial statements as of March 31, 2018 and December 31, 2017.
During the 2017 Predecessor period, the Company made purchases of silica dust control solutions amounting to $244 from a vendor which is in part owned by one of the member of our Board of Managers (“board member”). The board member is no longer serving in any capacity at the Company post Acquisition.
NOTE 16 — SUBSEQUENT EVENTS
On June 27, 2018 the Company experienced a fire on one of its hydraulic fracturing fleets operating in Pennsylvania, damaging a portion of its hydraulic fracturing equipment. No employees were injured. The Company expects to receive insurance proceeds to cover the majority of the replacement cost of equipment damaged in the fire. While still evaluating, the Company does not expect this event to have a material adverse impact on its results of operations.
On July 13, 2018, Holdings entered into an agreement with Matlin & Partners Acquisition Corporation (“MPAC”), a special purpose acquisition company, to effect a business combination between Holdings and MPAC. The closing of the business combination is subject to conditions including approval of the stockholders of MPAC and minimum available funds of MPAC, as defined in the agreement. Following the closing, the combined company will be organized in an umbrella partnership corporation (“UP-C”) structure, with substantially all of the assets of the combined company held by Holdings. The business combination is expected to close in the fourth quarter of 2018.
Fin-49

Report of Independent Registered Public Accounting Firm
The Member and Board of Managers
U.S. Well Services, LLC:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of U.S. Well Services, LLC and subsidiaries (the Company) as of December 31, 2017 (Successor) and 2016 (Predecessor), the related consolidated statements of operations, member’s equity, and cash flows for the periods of February 2, 2017 to December 31, 2017 (Successor), January 1, 2017 to February 1, 2017 (Predecessor), and for each of the years in the two-year period ended December 31, 2016 (Predecessor) and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 (Successor) and 2016 (Predecessor), and the results of its operations and its cash flows for the periods of February 2, 2017 to December 31, 2017 (Successor), January 1, 2017 to February 1, 2017 (Predecessor), and for each of the years in the two-year period ended December 31, 2016 (Predecessor), in conformity with U.S. generally accepted accounting principles.
New Basis for Presentation
As discussed in note 2 to the consolidated financial statements, on February 2, 2017, the Company completed a transaction to restructure its capital structure and has applied push-down accounting in conformity with Accounting Standards Codification 805 – Business Combinations. Accordingly, the accompanying consolidated financial statements for the Successor period includes assets acquired and liabilities assumed that were recorded at fair value having carrying amounts not comparable with prior period as discussed in note 4 to the consolidated financial statements.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the relevant ethical requirements relating to our audits.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Company’s auditor since 2012.
Houston, Texas
May 17, 2018
Fin-50

U.S. WELL SERVICES, LLC
CONSOLIDATED BALANCE SHEETS
(In thousands)
	Successor	Predecessor
	December 31, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,923	$5,192
Restricted cash	503	500
Accounts receivable (net of allowance for doubtful accounts of $438 in 2017 and $152 in 2016)	74,435	28,981
Inventory, net	12,436	8,877
Prepaids and other current assets	12,987	5,220
Total current assets	106,284	48,770
Property and equipment, net	251,288	197,512
Intangible assets, net	36,295	—
Goodwill	4,971	—
Deferred financing costs, net	8,758	499
Other non-current assets	—	114
TOTAL ASSETS	$407,596	$246,895
LIABILITIES & MEMBERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	86,582	44,792
Accrued expenses and other current liabilities	12,157	6,547
Notes payable	1,446	1,674
Current portion of long-term debt	22,767	994
Current portion of long-term capital lease obligation	9,551	65
Current portion of long-term debt to related party	6,839	—
Total current liabilities	139,342	54,072
Long-term debt	4,314	249,739
Long-term capital lease obligation	9,490	239
Long-term debt to related party	160,362	—
Senior Mandatorily Redeemable Financial Interests	—	34,994
Accrued interest, non-current	—	17,875
Revolving credit facility	—	12,928
Revolving credit facility from related party	49,825	—
TOTAL LIABILITIES	363,333	369,847
Commitments and contingencies (NOTE 17)
MEZZANINE EQUITY
Junior Mandatorily Redeemable Financial Interests, 35,000 units authorized, issued and outstanding at December 31, 2016; redemption value $35 million plus accrued and unpaid return factor at December 31, 2016	—	138,450
Redeemable Series E Units, 663,195 units authorized, issued and outstanding; redemption value $14 million plus accrued and unpaid dividends at December 31, 2016	—	20,981
Total Mezzanine Equity	—	159,431
MEMBERS’ EQUITY (DEFICIT)
Members’ interest	137,885	4,816
Accumulated deficit	(93,622)	(287,199)
Total Member’s Equity (Deficit)	44,263	(282,383)
TOTAL LIABILITIES, MEZZANINE EQUITY & MEMBERS’ EQUITY	$407,596	$246,895

See accompanying notes to consolidated financial statements.
Fin-51

U.S. WELL SERVICES, LLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands)
	Successor	Predecessor	Predecessor	Predecessor
	February 2, 2017 to December 31, 2017	January 1, 2017 to February 1, 2017	January 1, 2016 to December 31, 2016	January 1, 2015 to December 31, 2015
Revenue	$466,487	$32,867	$294,755	$415,131
Costs and expenses:
Cost of services (excluding depreciation and amortization)	394,125	28,053	262,311	324,731
Depreciation and amortization	92,430	4,920	66,084	68,084
Selling, general and administrative expenses	17,601	1,281	9,837	6,950
Impairment loss on intangible assets	20,247	—	—	—
Loss on disposal of assets	11,958	201	6,560	11,046
Income (loss) from operations	(69,874)	(1,588)	(50,037)	4,320
Interest expense, net	(22,961)	(4,067)	(45,376)	(37,364)
Other income (expense)	(787)	1	9	25
Net loss	$(93,622)	$(5,654)	$(95,404)	$(33,019)

See accompanying notes to consolidated financial statements.
Fin-52

U.S. WELL SERVICES, LLC
STATEMENTS OF MEMBERS’ EQUITY
(PREDECESSOR)
(In thousands)
	Members’ Interest	Accumulated Deficit	Total Members’ Deficit
Balance, December 31, 2014	$4,822	$(114,491)	$(109,669)
Accrued preferred return on Series E Units	—	(2,189)	(2,189)
Accrued dividends on Junior Mandatorily Redeemable Financial Interests	—	(6,164)	(6,164)
Partner distributions	(24)	—	(24)
Unit-based compensation	42	—	42
Net loss	—	(33,019)	(33,019)
Balance, December 31, 2015	$4,840	$(155,863)	$(151,023)
Accrued preferred return on Series E Units	—	(2,483)	(2,483)
Accrued dividends on Junior Mandatorily Redeemable Financial Interests	—	(33,449)	(33,449)
Partner distributions	(24)	—	(24)
Net loss	—	(95,404)	(95,404)
Balance, December 31, 2016	$4,816	$(287,199)	$(282,383)
Accrued preferred return on Series E Units	—	(217)	(217)
Accrued dividends on Junior Mandatorily Redeemable Financial Interests	—	(1,550)	(1,550)
Partner distributions	—	—	—
Net loss	—	(5,654)	(5,654)
Balance, February 1, 2017	$4,816	$(294,620)	$(289,804)
Elimination of deficit in connection with Acquisition (see Note 4)	$(4,816)	$294,620	$289,804
Balance, February 2, 2017	$—	$—	$—

U.S. WELL SERVICES, LLC
STATEMENTS OF MEMBER’S EQUITY
(SUCCESSOR)
(In thousands)
	Member’s Interest	Accumulated Deficit	Total Member’s Equity
Balance, February 2, 2017	$133,339	$—	$133,339
Deemed contribution related to unit-based compensation	4,546	—	4,546
Net loss	—	$(93,622)	$(93,622)
Balance, December 31, 2017	$137,885	$(93,622)	$44,263

See accompanying notes to consolidated financial statements.
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U.S. WELL SERVICES, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Successor	Predecessor	Predecessor	Predecessor
	February 2, 2017 to December 31, 2017	January 1, 2017 to February 1, 2017	January 1, 2016 to December 31, 2016	January 1, 2015 to December 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(93,622)	$(5,654)	$(95,404)	$(33,019)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	92,430	4,920	66,084	68,084
Impairment loss on intangible assets	20,247	—	—	—
Provision for losses on accounts recevable	438	—	—	152
Provision for losses on inventory obsolescence	450	—	—	—
Interest paid-in-kind	17,456	3,155	11,790	—
SMRF Interests present value adjustment	—	117	659	(1,406)
Loss on disposal of assets	11,958	201	6,560	11,046
Amortization of discount on debt	—	54	4,433	4,119
Deferred financing costs amortization	1,775	112	1,515	1,514
Unit based compensation expense	4,546	—	—	42
Changes in assets and liabilities:
Restricted cash	(3)	—	(500)	—
Accounts receivable	(35,716)	(10,175)	32,526	4,920
Inventory	(7,646)	(137)	3,573	5,408
Prepaids and other current assets	(5,879)	(414)	(2,764)	397
Other non-current assets	—	113	333	(446)
Accounts payable	38,913	2,446	(10,226)	(10,253)
Accrued liabilities	1,937	1,922	(2,809)	1,510
Accrued interest	—	563	6,449	5,635
Net cash provided by (used in) operating activities	47,284	(2,777)	22,219	57,703
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(71,584)	—	(19,045)	(94,343)
Insurance proceeds from damaged property and equipment	19	—	253	130
Net cash used in investing activities	(71,565)	—	(18,792)	(94,213)
See accompanying notes to consolidated financial statements.
Fin-54

U.S. WELL SERVICES, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(In thousands)
	Successor	Predecessor	Predecessor	Predecessor
	February 2, 2017 to December 31, 2017	January 1, 2017 to February 1, 2017	January 1, 2016 to December 31, 2016	January 1, 2015 to December 31, 2015
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of revolving credit facility	49,825	2,500	300,679	426,377
Repayments of revolving credit facility	(15,475)	—	(291,829)	(422,300)
Proceeds from issuance of note payable	4,112	—	4,118	2,746
Repayments of note payable	(2,723)	(276)	(2,444)	(2,746)
Proceeds from issuance of senior term loans	—	—	—	40,000
Repayments of senior term loans	$—	$—	$(5,155)	$(16,904)
Repayments of amounts under equipment financing	(4,607)	(428)	(1,768)	(1,852)
Proceeds from issuance of JMRF Interests	—	—	—	3,101
Payment to re-acquire JMRF Interest	(29)	—	—	—
Principal payments under finance lease obligation	(2,587)	(5)	(62)	(29)
Cash distribution to partners	—	—	(24)	(24)
Deferred financing costs	(2,200)	(318)	(1,750)	(1,385)
Net cash provided by financing activities	26,316	1,473	1,765	26,984
Net increase (decrease) in cash and cash equivalents	2,035	(1,304)	5,192	(9,526)
Cash and cash equivalents, beginning of period	3,888	5,192	—	9,526
Cash and cash equivalents, end of period	5,923	3,888	5,192	—
Supplemental cash flow disclosure:
Interest paid, net of amounts capitalized	$3,745	$66	$20,534	$27,507
Non-cash investing and financing activities:
Accrued and unpaid capital expenditures	2,298	2,251	1,867	—
Notes payable for purchases of equipment	30,385	—	—	—
Assets under finance lease obligation	21,330	—	—	395
Deferred finance cost related to issuance of Class B units by Holdings	8,271	—	—	—
See accompanying notes to consolidated financial statements.
Fin-55

U.S. WELL SERVICES, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(dollar in thousands, except per unit amounts)
NOTE 1 — DESCRIPTION OF BUSINESS
On February 21, 2012, U.S. Well Services, LLC (the “Company,” “we,” “our” or “USWS”) was formed as a Delaware limited liability company. The Company is a Houston, Texas based oilfield service provider of well stimulation services to the upstream oil and natural gas industry. We engage in high-pressure hydraulic fracturing in unconventional oil and natural gas basins in the United States. The fracturing process consists of pumping a specially formulated fluid into perforated well casing, tubing or open holes under high pressure, causing the underground formation to crack or fracture, allowing nearby hydrocarbons to flow more freely up the wellbore.
On February 2, 2017, we completed transactions pursuant to which newly formed entity USWS Holdings LLC (“Holdings”) acquired (the “Acquisition”) all of our outstanding equity interests. Holdings, a Delaware limited liability company, was formed for the purpose of effecting the Acquisition and had no operations of its own. Holdings accounted for the Acquisition as a business combination under the acquisition method of accounting. Accordingly, the assets acquired and liabilities assumed were recorded at fair value with the remaining purchase price recorded as goodwill (see Note 4). The Company elected to push down the effects of the Acquisition to its consolidated financial statements.
On June 1, 2017, USWS formed two special purpose entities (“SPEs”), namely USWS Fleet 10, LLC, and USWS Fleet 11, LLC. The SPEs were created to own and finance certain fracturing equipment. The SPEs are limited liability companies registered in the state of Delaware, and are wholly owned subsidiaries of USWS.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements for the periods beginning and subsequent to February 2, 2017 represent the financial information of the Company and its subsidiaries subsequent to the Acquisition and are labeled as Successor (“Successor”). The financial statements prior to and including February 1, 2017 represent the financial information of the Company prior to the Acquisition, and are labeled as Predecessor (“Predecessor”). Due to the change in the basis of accounting resulting from the Acquisition, the Company’s consolidated financial statements for these reporting periods are not comparable.
The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Company has evaluated subsequent events through May 17, 2018 the date the financial statements were available to be issued.
Principles of Consolidation
These consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany transactions and accounts have been eliminated upon consolidation.
Business Combination
The Company accounts for business combinations under the acquisition method of accounting. Under this method, acquired assets, including separately identifiable intangible assets, and any assumed liabilities are recorded at their acquisition date estimated fair value. The excess of purchase price over the fair value amounts assigned to the assets acquired and liabilities assumed represents the goodwill amount resulting from the acquisition. Determining the fair value of assets acquired and liabilities assumed involves the use of significant estimates and assumptions.
Fin-56

Concurrent with the Acquisition, the Company elected to apply pushdown accounting. Pushdown accounting refers to the use of the acquirer’s basis in the preparation of the acquiree’s separate financial statements as the new basis of accounting for the acquiree. See Note 4 for a discussion of the Acquisition and the related impact of pushdown accounting on the Company’s consolidated financial statements.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We regularly evaluate estimates and judgments based on historical experience and other relevant facts and circumstances. Significant estimates included in these financial statements primarily relate to allowance for doubtful accounts, allowance for inventory obsolescence, estimated useful lives and valuation of property and equipment and intangibles, impairment assessments of goodwill and other intangibles, Level 2 inputs used in fair value estimation of SMRF Interests and senior term loans, accounting for business combination, and the assumptions used in our Black-Scholes and Monte Carlo option pricing models associated with the valuation of unit-based compensation. Actual results could differ from those estimates.
Cash and Cash Equivalents
Cash equivalents are highly liquid investments with an original maturity at the date of acquisition of three months or less. Cash and cash equivalents consist of cash on deposit with domestic banks and, at times, may exceed federally insured limits.
Restricted Cash
Cash and cash equivalents that are restricted as to withdrawal or use under the terms of certain contractual agreements are recorded in restricted cash in our consolidated balance sheets. The restricted cash in our consolidated balance sheet represents cash transferred into a trust account to support our workers compensation obligations and is classified in operating activity in our consolidated statement of cash flows as it is directly related to the operations of the business.
Inventory
Inventory consists of proppant, chemicals, and other consumable materials and supplies used in our pressure pumping and related services, including our high-pressure hydraulic fracturing operations. Inventories are stated at the lower of cost or net realizable value. Cost is determined principally on a first-in-first-out cost basis. All inventories are purchased and used by the Company in the delivery of its services with no inventory being sold separately to outside parties. Inventory quantities on hand are reviewed regularly and write-downs for obsolete inventory is recorded based on estimated forecast of the inventory item demand in the near future. As of December 31, 2017 (Successor) and 2016 (Predecessor), the Company has established inventory reserves of  $450 and $73, respectively, for obsolete and slow-moving inventory. The following table shows the change in the inventory reserves:
	Successor	Predecessor	Predecessor
	December 31, 2017	February 1, 2017	December 31, 2016
Balance at beginning of period	$—	$73	$73
Charges to costs and expenses	450	—	—
Recoveries and write-offs	—	—	—
Balance at end of period	$450	$73	$73

On certain contracts with our proppant vendors, we take ownership of proppant as it leaves the sand mines. These in transit inventories are recognized as part of Inventory in our balance sheets. As of December 31, 2017 (Successor) and 2016 (Predecessor), in transit inventories amounted to $1,163 and $2,848, respectively.
Fin-57

Property and Equipment
Property and equipment are carried at cost, with depreciation provided on a straight line basis over their estimated useful lives. Expenditures for renewals and betterments that extend the lives of the assets are capitalized. Amounts spent for maintenance and repairs, which do not improve or extend the life of the related asset, are charged to expense as incurred. An allocable amount of interest on borrowings is capitalized for assets and equipment during their construction period.
Long-lived Assets
Long-lived assets, such as property and equipment and amortizable identifiable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When making this assessment, the following factors are considered: current operating results, trends and prospects, as well as the effects of obsolescence, demand, competition and other economic factors. We determine recoverability by evaluating whether the undiscounted estimated future net cash flows of the asset or asset group are less than its carrying value. When impairment is indicated, we proceed to Step 2 of the impairment test and measure the impairment as the amount by which the assets carrying value exceeds its fair value. Management considers a number of factors such as estimated future cash flows, appraisals and current market value analysis in determining fair value. Assets are written down to fair value if the concluded current fair value is below the net carrying value.
For the 2017 Successor period, we identified a triggering event in our impairment analysis relating to an intangible asset based on changes in a specific customer contract, which resulted in recognition of an impairment loss amounting to $20,247. See Note 6. For the 2016 Predecessor period, we identified a triggering event in our impairment analysis relating to our property and equipment based on deteriorating market conditions for our business. As a result, we performed a step 1 Recoverability test that resulted in the undiscounted cash flows exceeding the carrying value of the conventional and clean fleet asset groups resulting in the conclusion that no impairment exists as of December 31, 2016 (Predecessor).
Goodwill
Goodwill is not amortized, but is reviewed for impairment annually, or more frequently when events or changes in circumstances indicate that the carrying value may not be recoverable. Judgements regarding indicators of potential impairment are based on market conditions and operational performance of the business.
As of December 31, or as required, the Company performs an impairment analysis of goodwill. The Company may assess its goodwill for impairment initially using a qualitative approach (“step zero”) to determine whether conditions exist that indicate it is more likely than not that a reporting unit’s carrying value is greater than its fair value, then a quantitative analysis will be performed to determine if there is any impairment. The Company may also elect to initially perform a quantitative analysis instead of starting with step zero. The quantitative assessment for goodwill is a two-step assessment. “Step one” requires comparing the carrying value of a reporting unit, including goodwill, to its fair value, which the Company estimates using the income approach. The income approach uses a discounted cash flow model, which involves significant estimates and assumptions, including preparation of revenue and profitability growth forecasts, selection of a discount rate, and selection of a terminal year multiple. If the fair value of the respective reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and no further testing is required. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is to measure the amount of impairment loss, if any. “Step two” compares the implied fair value of goodwill to the carrying amount of goodwill. The implied fair value of goodwill is determined by a hypothetical purchase price allocation using the reporting unit’s fair value as the purchase price. If the carrying amount of goodwill exceeds the implied fair value, an impairment charge is recorded to write down goodwill to its implied fair value.
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Deferred Financing Costs
Costs incurred to obtain financing are capitalized and amortized to interest expense using the effective interest method over the contractual term of the debt. At the balance sheet date, deferred financing costs related to the senior term loans are presented as a direct deduction from the debt liability, while deferred financing costs related to the revolver facility are presented as deferred financing costs, net.
Fair Value of Financial Instruments
Fair value is defined under Accounting Standards Codification (ASC) 820, Fair Value Measurement, as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-level hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three levels are defined as follows:
Level 1 — inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 — inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 — inputs are unobservable for the asset or liability.
The following is a summary of the carrying amounts and estimated fair values of our financial instruments as of December 31, 2017 (Successor) and 2016 (Predecessor):
Cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities.    These carrying amounts approximate fair value because of the short maturity of the instruments or because the carrying value is equal to the fair value of those instruments on the balance sheet dates.
Senior Term Loans.   The estimated fair value of the Senior Term Loans amounted to $167,417 as of December 31, 2017 (Successor), and was estimated using discounted cash flow methodology based on Level 2 inputs. The carrying value of the Senior Term Loans approximates fair value as its terms are consistent with and comparable to current market rates as of December 31, 2016 (Predecessor).
Senior Mandatorily Redeemable Financial Interests.   The fair value of the Senior Mandatorily Redeemable Financial Interests is estimated using discounted cash flow methodology based on Level 3 inputs. The estimated fair value, re-measured at each balance sheet date, and represented the carrying value as of December 31, 2016 (Predecessor).
Revenue Recognition
Revenues are recognized as services are completed and collectability is reasonably assured. With respect to our hydraulic fracturing services, we recognize revenue upon the completion of each fracturing stage and invoice our customers either on a per stage or per well basis. We have certain contracts with fixed monthly service revenues that are recognized and invoiced monthly. We also have a certain contract that requires a minimum number of stages, measured quarterly, with the Company recognizing additional revenue for any shortfall in stages completed. Revenues on consumables such as sand and chemicals that we use in the performance of our services are also recognized upon the completion of each fracturing stage. We typically complete multiple fracturing stages per day during the course of a job. Revenues are recognized as we meet our performance obligations in accordance with such contracts.
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Accounts Receivable
Accounts receivable are recorded at their outstanding balances adjusted for an allowance for doubtful accounts. The allowance for doubtful accounts is determined by analyzing the payment history and credit worthiness of each debtor. Receivable balances are charged off when they are considered uncollectible by management. Recoveries of receivables previously charged off are recorded as income when received. The Company recorded an allowance for doubtful accounts amounting to $438 and $152 as of December 31, 2017 (Successor) and 2016 (Predecessor), respectively. The following table shows the change in allowance for doubtful accounts:
	Successor	Predecessor	Predecessor
	December 31, 2017	February 1, 2017	December 31, 2016
Balance at beginning of period	$—	$152	$152
Charges to costs and expenses	438	—	—
Recoveries and write-offs	—	—	—
Balance at end of period	$438	$152	$152

Major Customer and Concentration of Credit Risk
The concentration of our customers in the oil and natural gas industry may impact our overall exposure to credit risk, either positively or negatively, in that customers may be similarly affected by changes in economic and industry conditions. We perform ongoing credit evaluations of our customers and do not generally require collateral in support of our trade receivables.
The following table shows the percentage of revenues from our significant customers for 2017 Successor, 2017 Predecessor, 2016 Predecessor, and 2015 Predecessor periods:
	Successor	Predecessor	Predecessor	Predecessor
	February 2, 2017 to December 31, 2017	January 1, 2017 to February 1, 2017	January 1, 2016 to December 31, 2016	January 1, 2015 to December 31, 2015
Customer A	36.5%	53.5%	77.1%	65.7%
Customer B	26.6%	42.8%	*	*
Customer C	*	*	*	14.7%
Customer D	*	*	*	10.5%
An asterisk indicates revenue is less than ten percent
The following table shows the percentage of trade receivables from our significant customers as of December 31, 2017 (Successor) and December 31, 2016 (Predecessor):
	Successor	Predecessor
	December 31, 2017	December 31, 2016
Customer A	30.5%	33.1%
Customer B	21.5%	39.3%
Customer C	15.8%	*
Customer D	10.6%	*
Customer E	*	20.8%
An asterisk indicates trade receivables less than ten percent
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Unit-Based Compensation
The Company accounts for unit-based awards issued to employees and nonemployees in accordance with the guidance on share-based payments. Accordingly, employee unit-based compensation is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the requisite service period, or upon the occurrence of certain vesting events. Forfeitures are recognized as they occur. Certain unit-based awards only vest if there is a liquidation or exit event which results in a distribution to all of the Company’s equity units, where the value of the equity of the Company falls within certain predetermined levels, and subject to the holder remaining continuously actively employed with the Company through the date of the qualifying event. The Company does not recognize any compensation expense on these awards until the qualifying event is deemed probable. The Company does not deem the qualifying event probable until it occurs. Additionally, unit-based awards to nonemployees are expensed over the period in which the related services are rendered. The grant-date fair value of the awards is estimated using the Black-Scholes option-pricing model, or probability-weighted discounted cash flow model and market valuation approaches. The Class G Units of Holdings (Successor) and the Company’s Series D Units (Predecessor) are not publicly traded and have not been traded privately, therefore the values were determined based on inputs that are estimated based on similar entities with publicly traded securities.
Income Taxes
The Company is a limited liability company and is treated as a partnership for federal and certain state income tax purposes. No provision or benefit for federal or certain state income taxes is included in the financial statements of the Company because the results of operations are allocated to the members for inclusion in their income tax returns. In certain state jurisdictions the Company may be subject to income-based taxes. In such instances, the Company accounts for state income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
The Company is responsible for franchise tax in Texas. This amount is reflected as selling, general and administrative expense in the consolidated statement of operations.
As of December 31, 2017 (Successor) and 2016 (Predecessor), there are no deferred tax assets or liabilities, pertaining to state income-based taxes that we are required to disclose.
NOTE 3 — ACCOUNTING STANDARDS
Recently Adopted Accounting Pronouncements
In July 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) issued 2015-11, “Inventory (Topic 330): Simplifying the Measurement of Inventory”, which requires companies to measure inventory at the lower of cost or net realizable value rather than at the lower of cost or market. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. The standard is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The Company adopted this guidance on January 1, 2017 on a prospective basis. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.
In April 2015, the FASB issued ASU No. 2015-03, Interest — Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs, which requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the debt liability rather than as an asset. Final guidance on this standard, issued as ASU 2015-15 in August 2015, includes an SEC staff announcement that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. Early adoption is permitted. Upon adoption, an entity must apply the new guidance retrospectively to all
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prior periods presented in the financial statements. We adopted the standard on a retrospective basis effective January 1, 2016 which resulted in the netting of our deferred financing costs amounting to $255 and $2,496 against long-term debt balances on the balance sheets as of December 31, 2017 (Successor) and 2016 (Predecessor), respectively. There was no impact to the manner in which deferred financing costs are amortized in our consolidated financial statements.
Recent Accounting Pronouncements Not Yet Adopted
In January 2017, the FASB issued ASU 2017-1, “Business Combinations (Topic 805): Clarifying the Definition of a Business”, which clarifies the definition of a business to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The new guidance will be effective for non-public business entities for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Company is currently evaluating the impact of adopting the new guidance on the consolidated financial statements.
In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash”, which requires companies to include in their cash and cash-equivalent balances in the statement of cash flows those amounts that are deemed to be restricted and restricted cash equivalents. The guidance will be effective for non-public business entities for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Company does not expect the adoption of this guidance to have a material impact on the consolidated financial statements.
In March 2016, the FASB issued ASU No. 2016-09, Compensation — Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”), which modifies certain aspects of the accounting for share-based payment transactions, including income taxes, classification of awards, and classification in the statement of cash flows. ASU 2016-9 will be effective for non-public business entities for fiscal years beginning after December 15, 2017 and interim periods within fiscal years beginning after December 15, 2018. The Company does not expect the adoption of this guidance to have a material impact on the Company’s consolidated financial statements.
In February 2016, the FASB issued ASU 2016-2, “Leases (Topic 842).” The new guidance, among other things, requires lessees to recognize the following for all leases (with the exception of short-term leases) at the commencement date: (i) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis and (ii) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers. ASU 2016-2 will be effective for non-public business entities for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early application is permitted for all entities upon issuance. The Company is currently evaluating the impact of adopting the new guidance on the consolidated financial statements.
In May 2014 the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers” and subsequent amendments thereto. This pronouncement requires entities to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration which the entity expects to be entitled to in exchange for those goods and services. In August 2015, the FASB deferred the effective date of ASU 2014-09. Accordingly, this standard is effective for reporting periods beginning after December 15, 2018, including interim periods within fiscal years beginning after December 15, 2019, with early adoption permitted for interim and annual periods beginning on or after December 15, 2016. Since the original issuance of ASU 2014-09, the FASB has issued several amendments and updates to this guidance, and additional amendments and updates are currently being considered by the FASB. The Company is currently evaluating the impact of adopting the new guidance on the consolidated financial statements.
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NOTE 4 — ACQUISITION
On February 2, 2017 (“Acquisition date”), Holdings acquired all of the Company’s outstanding equity interests. The purchase price was $275,068, which consisted of noncash consideration in the form of New Senior Term Loan (see Note 10) amounting to $150,000 and equity issued by Holdings amounting to $125,068. Also on the Acquisition date, Holdings also issued Class B units to the lenders of the new revolving commitment (see Note 10) for providing commitment to the revolver. These Class B units were valued at $8,271 and recorded as deferred financing costs (see Note 10).
The Acquisition resulted in a new basis of accounting for the Company, and in accordance with the Company’s election to apply pushdown accounting, the impact of the Acquisition has been recognized in the Successor period of the Company’s consolidated financial statements. The following table summarizes the final allocation of the purchase price to the assets acquired and liabilities assumed:
As of February 2, 2017
Assets acquired:
Cash and cash equivalents	$3,888
Restricted cash	500
Accounts receivable	39,156
Inventory	9,014
Prepaids and other current assets	5,634
Property and equipment	224,318
Intangible assets	65,479
Goodwill	4,971
Deferred financing costs	318
Total assets acquired	353,278
Liabilities assumed:
Accounts payable	40,299
Accrued liabilities	19,407
Notes payable	1,397
Current portion of long-term debt	1,216
Long-term debt	387
Revolving credit facility	15,475
JMRF Interest	29
Total liabilities assumed	78,210
Net assets acquired	$275,068

As a result of the Company pushing down the effects of the Acquisition recorded by Holdings, certain accounting adjustments are reflected in the Company’s consolidated financial statements, as discussed below.
The Company recorded goodwill of  $4,971 in the Successor consolidated balance sheet.
The fair value of order backlog was estimated using the multi-period excess earnings method. This method evaluates the present worth of the future economic benefits that accrue to a hypothetical owner of the order backlog by accounting for all other contributions to earnings. The benefits of future earnings are discounted at a rate of return that is commensurate with the asset’s particular risk level. The fair value of order backlog acquired as a result of the Acquisition was $37,736.
The fair value of covenants not to compete was estimated using the with-and-without method, which is an incremental income method under the income approach. This method assumes that the value of the intangible asset is equal to the difference between the present value of the prospective cash flows with and without the intangible asset in place. The fair value of covenants to compete acquired as a result of the Acquisition was $1,524.
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The fair values of trademarks and patents were estimated using the relief from royalty method. In this method, the subject intangible asset is valued by reference to the amount of royalty income it could generate if it was licensed in an arm’s length transaction to a third party. The fair values of trademarks and patents acquired as a result of the Acquisition were $3,132 and $22,955, respectively.
The fair value of customer relationship was estimated using cost approach, whereby we assume that all customer relationships are suddenly lost, and the fair value is the cost associated with the Company’s salesforce acquiring a new set of customers equivalent to those lost. The fair value of customer relationship acquired as a result of the Acquisition was $132.
The deferred financing costs consist of  $318 of professional fees related to the New Senior Term Loan.
Based on the nature and period when incurred, the Company recorded various professional and legal fees related to the Acquisition of  $53 and $841 in the 2017 Successor and the 2017 Predecessor periods, respectively, in the consolidated statement of operations. Professional fees incurred of  $2,051 that were contingent upon the success of the Acquisition are not reflected in the results of operations in either the Successor or Predecessor periods but are recorded “on the line.” The Company considers any costs that are a direct consequence of the consummation of the Acquisition as contingent and recognizes these amounts neither in the Successor nor the Predecessor periods, but instead records them “on the line.”.
As part of the Acquisition, $118,411 of the predecessor Senior Term Loans as of the Acquisition date were exchanged for Class A Units of Holdings, and the predecessor revolver facility was paid off in full through the new revolver commitment (See Note 10). As of the Acquisition date, the unamortized discount of  $13,599 and unamortized deferred financing costs of  $2,384 related to the senior term loans were eliminated as part of the Acquisition.
Of the 99,485 unvested Series D Units at December 31, 2016 (Predecessor), 81,226 units were forfeited at the Acquisition date in accordance with the termination agreements of the unitholders. There was no previously recognized compensation expense associated with the forfeited units. The remaining 18,259 units were vested at the Acquisition date, which is the triggering event for such vesting in accordance with the grant agreements. Because vesting was contingent on the occurrence of a liquidation or exit event, the $565 of associated unit based compensation expense is not reflected in the results of operations in either the Successor or Predecessor periods but are recorded “on the line” consistent with the election noted above. As part of the Acquisition, all vested Series D Units were then exchanged for Class F Units in Holdings. Since Holdings was obligated to replace the vested Series D Units, the fair value of the Class F Units was included as part of the purchase price consideration.
As part of the Acquisition, due to anti-dilution provisions granted to the holders of warrants in the Predecessor period, 85,000 warrants which entitled the holder to the purchase of Series B units (Predecessor) were exchanged for warrants that entitle each holder to receive 3.4167 Class F Units (see Note 14) at an exercise price of  $0.01 per unit, representing approximately 290,420 Class F Units in aggregate. The Company recorded an aggregate fair value of the warrants amounting to $210 as Member’s Interest as of the effective date of the Acquisition. The fair value of the warrants was determined using the Black-Scholes option pricing model, assuming an expected life of 2.1 years, risk-free rate of 1.21%, a volatility factor of 54.3% and dividend yield of 0%. The warrants became exercisable upon completion of the Acquisition on February 2, 2017 and will expire on February 21, 2019. The Company has granted the holders of the warrants certain “piggyback” registration rights for the resale of the Class F Units underlying the warrants. As of December 31, 2017 (Successor), none of these warrants had been exercised.
On the Acquisition, the Company’s equity is 100% owned by Holdings. Holdings has seven classes of membership interest, designated as Class A Units, Class B Units, Class C Units, Class D Units, Class E Units, Class F Units, and Class G Units. Class A Units and Class B Units have voting rights and combined can elect the majority of the Company’s Board of Managers. All classes of units share in Holding’s distributions based on percentages as outlined in the Holding’s operating agreement. At times determined by Holdings, the Board shall issue Class G Units to any manager, officer, employee, consultant, or other party. Each Class G Unit issued is intended to be a “profits interest” within the meaning of Revenue Procedures 93-27 and 2001-43.
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NOTE 5 — PREPAIDS AND OTHER CURRENT ASSETS
Prepaids and other current assets include the following:
	Successor	Predecessor
	December 31, 2017	December 31, 2016
Iron	$3,904	$—
Recoverable costs from insurance	2,977	—
Prepaid insurance	2,270	2,589
Other receivables	2,244	—
Other current assets	1,592	2,631
Total prepaid expenses and other current assets	$12,987	$5,220

In the normal course of our business, we purchase iron from vendors for use in our fracturing operations. We also rent iron from another vendor for use in some of our fleets. The purchased iron is included in prepaid expenses and other current assets in the consolidated balance sheets, and amortized over a period of six months to repair and maintenance as part of cost of services in the consolidated statement of operations. After which, it is sold to another vendor in exchange for credits to be applied to future rentals of iron. The credit received at the time of sale is recorded as other receivables as part of prepaid expenses and other current assets in the consolidated balance sheets.
In March 2017, some of our turbine equipment that we use to operate our electric fleets was damaged in an accident. As a result, we incurred costs primarily to rent replacement equipment in order to continue our operations. Recoverable costs from insurance pertain to costs we incurred as of December 31, 2017 (Successor) that we can recover from the insurance company.
NOTE 6 — GOODWILL AND OTHER INTANGIBLE ASSETS
Goodwill
As of December 31, 2017 (Successor), the Company performed a step zero impairment analysis and determined goodwill was not impaired based on a qualitative analysis.
Intangible assets
A summary of intangible assets as of December 31, 2017 (Successor) is as follows:
	Estimated Useful Life (in years)	Gross Carrying Value	Accumulated Amortization	Net Book Value
As of December 31, 2017
Order backlog	3	$15,345	$4,604	10,741
Trademarks	10	3,132	287	2,845
Patents	20	22,955	1,052	21,903
Covenants not to compete	2	1,524	729	795
Customer relationship	1	132	121	11
		$43,088	$6,793	$36,295

The intangible assets are amortized over the period the Company expects to receive the related economic benefit. The weighted average amortization period is 9.2 years. Amortization expense related to amortizable intangible assets was $8,937 for the 2017 Successor period, and is included as part of depreciation and amortization in the consolidated statements of operations. On April 6, 2017, we amended a customer contract, which resulted in the recognition of an impairment loss on order backlog of  $20,247. The net book value of order backlog immediately before the impairment was $35,592, which was net of accumulated amortization of  $2,144.
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The estimated amortization expense for future periods is as follows:
Fiscal Year	Estimated Amortization Expense
2018	$8,405
2019	6,064
2020	1,461
2021	1,461
2022	1,461
Thereafter	17,443
Total	$36,295

NOTE 7 — PROPERTY AND EQUIPMENT, NET
Property and equipment consisted of the following:
	Estimated Useful Life (in years)	Successor	Predecessor
		December 31, 2017	December 31, 2016
Fracturing equipment	1.5 to 10 years	$315,183	$329,829
Light duty vehicles	5 years	4,849	5,621
Furniture and fixture	5 years	171	200
IT equipment	3 years	3,317	2,519
Auxiliary equipment	2 to 20 years	2,845	26,548
Leasehold improvements	Term of lease	244	865
		326,609	365,582
Less: Accumulated depreciation and amortization		(75,321)	(168,070)
Property and equipment, net		$251,288	$197,512

Depreciation and amortization expense was $92,430, $4,920, $66,084, and $68,084 for the 2017 Successor, 2017 Predecessor, 2016 Predecessor, and 2015 Predecessor periods, respectively. The depreciation and amortization expense in the 2017 Successor included the amortization expense on intangibles of  $8,937. There is no amortization expense on intangibles recorded in the Predecessor periods.
The Company capitalized interest of  $14 and $2,932 for the 2016 and 2015 Predecessor periods, respectively, and none for 2017 Successor and Predecessor periods.
Capital leases.   During the 2017 Successor period, we entered into two capital leases. The total amount capitalized under these capital leases was $23,660, presented as part of fracturing equipment in property and equipment, and the related accumulated depreciation was $4,383 as of December 31, 2017 (Successor). The Company paid $2,330 in cash as an advance on the capital leases. The future minimum lease payments related to these capital leases as of December 31, 2017 (Successor) amounts to $18,187, of which total payments of  $10,618 and $7,568 are due in 2018 and 2019, respectively.
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NOTE 8 — ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued expenses and other current liabilities consisted of the following:
	Successor	Predecessor
	December 31, 2017	December 31, 2016
Accrued payroll and benefits	7,368	1,667
Accrued taxes	4,142	2,876
Other accrued expenses	647	2,004
Accrued expenses and other current liabilities	12,157	6,547

NOTE 9 — SHORT-TERM NOTE PAYABLE
Successor Note Payable
On March 15, 2017, the Company obtained insurance for its general liability, workers’ compensation, umbrella, auto and pollution coverage needs. The Company made an initial down payment and entered into a premium finance agreement with a credit finance institution to pay the remainder of the premiums. The aggregate amount of the premiums financed is $4,112 at an interest rate of 5.0%. Under the terms of the agreement, the Company has agreed to pay 15 equal monthly payments of  $283 beginning April 15, 2017 through maturity on June 15, 2018. The payments included interest expense of  $114. The note has had an outstanding balance of  $1,446 as of December 31, 2017 (Successor).
Predecessor Note Payable
On March 15, 2016, the Company obtained insurance for its general liability, workers’ compensation, umbrella, auto and pollution coverage needs. The Company made an initial down payment and entered into a premium finance agreement with a credit finance institution to pay the remainder of the premiums. The aggregate amount of the premiums financed is $4,118 at an interest rate of 4.2%. Under the terms of the agreement, the Company has agreed to pay 15 equal monthly payments of  $282 beginning April 15, 2016 through maturity on June 15, 2017. The payments included interest expense of  $96. The note has had an outstanding balance of  $1,674 as of December 31, 2016 (Predecessor).
NOTE 10 — DEBT
Long-term debt consisted of the following:
	Successor	Predecessor
	December 31, 2017	December 31, 2016
Senior Term Loans from related party	$167,456	$—
Senior Term Loans	—	265,256
Revolving credit facility from related party	49,825	—
Revolving credit facility	—	12,928
Equipment financing agreements	27,081	1,428
Capital leases	19,041	304
Total debt	263,403	279,916
Unamortized discount on debt and debt issuance costs	(255)	(15,951)
Current maturities	(39,157)	(1,059)
Net long-term debt	$223,991	$262,906

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Successor Debt
Term Loan Credit Agreement and Revolver Facility
On February 2, 2017, the Company entered into an amended and restated senior secured credit agreement (the “New Term Loan Credit Agreement”) in conjunction with the Acquisition (See Note 4), with a syndicate of lenders (the “Lenders”) and U.S. Bank National Association, as administrative and collateral agent, to define the terms of the new loan amount of  $150,000 (the “New Senior Term Loan”) and the new terms of the revolver facility (“new revolving commitment”). The Lenders hold equity interest in Holdings, making them related parties to the Company. Holdings is a guarantor of the New Senior Term Loan and new revolving commitment.
The New Senior Term Loan bears interest at a per annum rate equal to LIBOR plus 9%, if paid in cash, and LIBOR plus 11%, if paid in kind. Interest is payable monthly; however, the Company has the option to defer interest payments until the end of the second year anniversary of the Acquisition date. The Company elected to use this option for the 2017 Successor period. In the event of default in payment of interest, the interest will accrue at the default rate, which is 2.0% per annum in excess of the interest rate otherwise payable. Commencing on March 31, 2018, and each quarterly date thereafter, the Company shall make principal payments equal to 1% of the aggregate principal amount of the term loans outstanding as of March 31, 2018. Interest during the 2017 Successor period was paid-in-kind (“PIK”). As of the December 31, 2017 (Successor), total PIK interest added to principal was $17,457, and presented as part of long-term debt from related party in the consolidated balance sheets. Unamortized debt issuance costs of $255 related to the New Senior Term Loan are recorded as a reduction to debt as of December 31, 2017.
The New Senior Term Loan mature(s) on the earlier of  (i) February 2, 2022, (ii) the date the New Senior Term Loan become due and payable in full, whether by acceleration or otherwise, or (iii) the date that is 90 calendar days (or such earlier or later date as may be determined in writing, provided the extension of the 90 day period is made before the maturity date) after any failure to pay the required principal installments. As of December 31, 2017, the maturity date is February 2, 2022.
The new revolving commitment is $45,000, with the ability to expand to $65,000. We exercised this ability on June 13, 2017. The interest rate per annum on the revolver facility is equal to LIBOR plus 6%, and is payable at the end of each month. A balance of  $17,275 from the 2017 Predecessor and 2016 periods was paid off in full through the new revolver facility. During 2017 Successor period, the Company has drawn from the revolving facility a total of  $32,550. As of December 31, 2017 (Successor), the outstanding principal amount of the revolving loans was $49,825, with available borrowing capacity under the terms of the new revolver facility of  $15,175. The loan matures on February 2, 2022. The Company incurred deferred financing costs on the new revolving commitment amounting to $10,071, which consist of Class B Units of Holdings with an estimated fair value of  $8,271 and a $1,800 cash payment of backstop and upfront fees provided to the lenders of the revolving credit facility in exchange for the revolver commitment. Unamortized debt issuance costs of  $8,758 related to the revolver facility are recorded in non-current assets as of December 31, 2017.
The financial and performance covenants are effective beginning in the first quarter of 2019. The Company shall not permit the Total Coverage Ratio (as defined in the New Term Loan Credit Agreement) as of the last day of any fiscal quarter set forth below to be greater than the ratio set forth below opposite of such fiscal quarter:
Each Fiscal Quarter Ending on the Following Dates	Total Leverage Ratio
March 31, 2019 and each Fiscal Quarter thereafter through the Fiscal Quarter ended December 31, 2019	6.00:1.00
March 31, 2020 and each Fiscal Quarter thereafter	5:00:1:00
Equipment Financing and Capital Leases
On September 12, 2017, the Company entered into a security agreement with a financing institution for the purchase of certain fracturing equipment. The total amount financed is $2,020 and bears effective interest rate of 5.7%. The Company is required to pay 48 equal monthly payments of  $47, including
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interest, beginning October 20, 2017 through maturity on September 20, 2021. As of December 31, 2017 (Successor), the financing agreement had a balance of  $1,909, of which $470 is due within one year.
On October 1, 2017, the Company, through one of our SPEs, entered into a security agreement with a vendor for the purchase of certain fracturing equipment. The total amount financed is $24,026 and bears effective interest rate of 8%. The Company is required to pay 14 equal monthly payments of  $1,300, including interest, beginning October 31, 2017 through November 30, 2018, and a balloon payment of $7,407, including interest, upon maturity on December 31, 2018. As of December 31, 2017 (Successor), the financing agreement had a balance of  $20,584, which is due within one year.
The Company entered into other security agreements from 2014 through 2017 with financing institutions for the purchase of certain fracturing equipment with maturities through 2022. As of December 31, 2017 (Successor), these financing agreements had a total balance of  $4,588, of which $1,713 is due within one year. The weighted average interest rate for these agreements was 6.0% as of December 31, 2017.
In the 2017 Successor period, the Company, through one of our SPEs, entered into equipment financing leases classified as capital leases (see Note 7). As of December 31, 2017 (Successor), the outstanding capital lease obligation was $19,041, of which $9,490 was included as part of long-term debt in the consolidated balance sheets.
Payments of Debt Obligations due by Period
Presented below is a schedule of the repayment requirements of long-term debt as of December 31, 2017 (Successor):
Principal Amount of Long-term Debt
2018	$39,157
2019	17,839
2020	8,283
2021	8,202
2022	189,922
Total	$263,403

Predecessor Debt
Term Loan Credit Agreement and Revolver Facility
On May 2, 2014, the Company entered into a Senior Secured Credit Agreement, as amended by (the “Term Loan Credit Agreement”) with a syndicate of lenders (the “Lenders”) and U.S. Bank National Association, as administrative and collateral agent, pursuant to which the Lenders (a) provided term loans to the Company in an aggregate principal amount of  $180,000 (the “Initial Loans”), (b) will make, upon delivery by the Company of a borrowing request during a certain specified period of time and the satisfaction of certain conditions specified therein, delayed draw term loans in minimum increments of $5,000 and in an aggregate amount not to exceed $50,000 (the “Delayed Draw Loans”, and together with the Initial Loans and the Supplemental Loans (as defined below), the “Senior Term Loans”), and (c) may agree, in their sole and absolute discretion, to make additional loans to the Company in an amount not to exceed $75,000 (the “Supplemental Loans”) in the aggregate. The net proceeds of the Initial Loans were used, among other things, to fully redeem the Senior Secured Notes in 2014.
On November 19, 2014, the Company entered into a First Supplement to Credit Agreement with the Lenders party thereto (the “First Supplemental Lenders”), pursuant to which the First Supplemental Lenders agreed, subject to the terms and conditions therein and in the Term Loan Credit Agreement, to make Delayed Draw First Supplemental Loans (as defined therein) to the Company in an aggregate principal amount of up to $65,000 on or prior to May 19, 2015. Of this commitment amount, we further drew $25,000 and $5,000 during in the years ended December 31, 2015 and 2014, respectively.
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On June 30, 2015, the Company entered into a Second Supplement to Credit Agreement with the Lenders party thereto (the “Second Supplemental Lenders”), pursuant to which the Second Supplemental Lenders agreed, subject to the terms and conditions therein and in the Term Loan Credit Agreement, to make Delayed Draw Second Supplemental Loans (as defined therein) to the Company in an aggregate principal amount of up to $15,000 on or prior to August 31, 2015. This amount was drawn in 2015.
The Senior Term Loans bear interest at a per annum rate equal to LIBOR plus 11.5%, payable on the last day of each calendar month. The effective interest rates range from 12.9% to 15.6% from May 2014 to December 2016. Scheduled repayment of the principal amount of the Senior Term Loans is based on a repayment percentage on each quarterly date beginning June 30, 2014.
The Senior Term Loans mature on the earlier of May 2, 2019 or the date the Senior Term Loans become due or payable in full, whether by acceleration or otherwise.
On June 30, 2016, due to a loan covenant violation that existed at December 31, 2015, certain loan covenant violations that have occurred in 2016, and certain anticipated violations (the “Anticipated Default”) pertaining to not making the quarterly principal payments beginning on June 30, 2016, the Term Loan Credit Agreement was amended (the “Term Loan Forbearance Agreement”) to waive the Lenders’ right to terminate all commitments and declare the Senior Term Loans to be immediately due and payable. The waiver period ended on March 31, 2017.
The loan covenant violations pertain to (i) the delivery, within 90 days after the end of fiscal year 2015, financial statements for the fiscal year 2015 with a report thereon by independent certified public accountants; (ii) the delivery of an updated financial plan within 45 days after the end of fiscal year 2015; and (iii) the Company exceeding the maximum allowed capital expenditures for the period of four consecutive fiscal quarters ended on December 31, 2015.
Under the Term Loan Forbearance Agreement, the Company is allowed to defer payment of the scheduled quarterly principal amounts beginning on June 30, 2016 until the end of the forbearance period. A fee (“Anticipated Default Fee”) equal to 39% of the unpaid principal amortization is due to be paid on the quarterly date on which an Anticipated Default occurs and 50% of each Anticipated Default Fee shall be added to the principal balance of the Senior Term Loans. The remaining 50% shall be accrued and become fully earned, vested and paid, on the waiver period end date. However, if the obligations are paid in full before the forbearance period end date, 100% of the accrued and unvested Anticipated Default fee shall be waived. As of December 31, 2016 (Predecessor), the total fee accrued and included in unamortized discount was $3,686. In addition, certain financial and performance covenants have been adjusted:
(i) The Company shall not permit the Interest Coverage Ratio (as defined in the Term Loan Forbearance Agreement) as of the last day of any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:
Each fiscal quarter ending on the following dates	Interest Coverage Ratio
June 30, 2016	2.25:1.00
September 30, 2016	2.07:1.00
December 31, 2016	1.60:1.00
March 31, 2017	1.40:1.00
June 30, 2017 and each Fiscal Quarter ending thereafter	3.50:1.00
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(ii) The Company shall not permit the Total Leverage Ratio (as defined in the Term Loan Forbearance Agreement) as of the last day of any fiscal quarter set forth below to be greater than the ratio set forth below opposite such fiscal quarter:
Each fiscal quarter ending on the following dates	Total Leverage Ratio
June 30, 2016	3.76:1.00
September 30, 2016	4.00:1.00
December 31, 2016	5.01:1.00
March 31, 2017	5.75:1.00
June 30, 2017 and each Fiscal Quarter ending thereafter	2.00:1.00
(iii) The Company shall maintain minimum liquidity (as defined in the Term Loan Forbearance Agreement) as of the end of each calendar month occurring from and after June 30, 2016 of at least $10,000.
(iv) The aggregate amount of all capital expenditures shall not exceed an amount equal to 6% of the gross revenue for the most recently ended period of four consecutive fiscal quarters.
The forbearance will remain in effect as long as the Company meets the above financial and performance covenants as of end of each quarter.
On September 30, 2016, due to the Company’s anticipated inability to make certain monthly cash interest payments between September 30, 2016 and December 1, 2016 (an “Anticipated Interest Payment Default”), the Term Loan Forbearance Agreement was amended (the “First Amendment to Term Loan Forbearance Agreement”) to waive the Lenders’ right to terminate all commitments and waive the right to declare the Senior Term Loans to be immediately due and payable, provided that, (i) the amount of the interest payments to which such Anticipated Interest Payment Default relate shall be payable in kind (PIK) and added to the principal balance of the Senior Term Loans on the payment date on which an Anticipated Interest Payment Default occurs and (ii) shall be calculated based on the Default Rate, which is 2.0% per annum in excess of the interest rate otherwise payable. The total interest considered as PIK was $11,790 as of December 31, 2016 (Predecessor). In the 2017 Predecessor period, additional PIK fees added to the senior term loan principal balance amounted to $3,155. In addition, the requirement to meet the Interest Coverage ratio and Total Leverage ratio for the fiscal quarter ending September 30, 2016 was removed.
On December 30, 2016, due to Company’s anticipated further inability to make certain monthly cash interest payments between December 30, 2016 and January 31, 2017 (an “Additional Anticipated Interest Payment Default”), the Term Loan Forbearance Agreement was amended (the “Second Amendment to the Term Loan Forbearance Agreement”) to waive the Lenders’ right to declare the Senior Term Loans to be immediately due and payable, provided that, the amount of interest payments to which such Additional Anticipated Interest Payment Default relates shall be payable in kind and added to the principal balance of the Senior Term Loans on the payment date on which an Additional Anticipated Interest Payment Default occurs and shall be calculated on based on the Default Rate, which is 2.0% per annum in excess of the interest rate otherwise payable. As a further inducement for the Administrative Agent and the Lenders to forbear from existing remedies, the Company shall pay an additional fee in kind, for the ratable benefit of the Lenders, equal to 2% of the principal amount outstanding on the date such Additional Anticipated Interest Payment Default occurs. As of December 31, 2016, total fees accrued and included in unamortized discount was $5,115. In addition, the requirement to meet the Interest Coverage ratio and Total Leverage ratio for the fiscal quarter ending December 31, 2016 was removed.
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All obligations of the Company under the Senior Term Loans are secured by a continuing security interest in all of the Company’s right, title, and interest in and to substantially all of the Company’s assets. On February 2, 2017, as part of the Acquisition (see Note 15), the Senior Term Loans was refinanced to a long term obligation. As we had intent to refinance as of December 31, 2016, in addition to actual refinancing as part of the Acquisition, we classified the current portion of Senior Term Loans amounting to $55,197 as long-term debt on our balance sheet as of December 31, 2016 (Predecessor).
Equipment Financing
As of December 31, 2016 (Predecessor), we had various equipment financing agreements with a total balance of  $1,732 and a weighted average interest rate of 6.3%, of which $1,060 was due within one year.
NOTE 11 — SENIOR MANDATORILY REDEEMABLE FINANCIAL INTEREST (PREDECESSOR)
On February 18, 2014, the Company adopted a Second Amendment to the Amended and Restated Limited Liability Company Agreement of the Company (the “Second Amendment to Company Agreement”), pursuant to which a new series of membership interest, the Senior Mandatorily Redeemable Financial Interests (the “SMRF Interests”), was issued. We received $30,000 in aggregate gross proceeds in exchange for 760,000 SMRF Interests issued. We used the proceeds from the issuance of the SMRF Interests to redeem the Series A Units in 2014. The SMRF Interests were issued at a discount such that cash received was equal to approximately 78.95% of  $38,000 (the “Issue Value”). We recognized a discount of $8,000 that is being amortized over the term of the SMRF Interests using the effective interest of 24.62%.
The SMRF Interests rank on parity with the general creditors of the Company, with respect to redemption rights and rights upon liquidation.
The Company, at is sole option, may redeem at any time the then outstanding SMRF Interests, in whole or in part. The Company is required to redeem all of the outstanding SMRF Interests on the date that is the earlier of  (i) May 31, 2017 or (ii) the occurrence of a Liquidation Event (as that term is defined in the Company Agreement) or Exit Event (as that term is defined in the Company Agreement). In the case of a Liquidation Event or an Exit Event, the redemption is only required if such event is also either a “Change of Control” or “Asset Sale” as such terms are defined in the Indenture.
The total redemption price with respect to all SMRF Interests at the time of the redemption payment, is the Issue Value, plus 13% interest, compounded semi-annually on the Issue Value from February 18, 2014.
Because of the mandatory redemption features of the SMRF Interests (which include a date certain redemption feature) that unconditionally obligate the Company to provide each holder with an internal rate of return of 13% on their investment, regardless of the triggering events, the units demonstrate characteristics of debt and therefore are accounted for as a long-term liability. As of December 31, 2016 (Predecessor), the SMRF Interests was classified as non-current liabilities on our balance sheet due to the intent to refinance at year end, in addition to the actual refinancing as part of the Acquisition (see Note 4) on February 2, 2017.
The SMRF Interests, re-measured at present value using the rate implicit at inception, was $52,870, which includes accrued interest of  $17,875 at December 31, 2016 (Predecessor). The adjustment to re-measure at present value as of February 1, 2017 (Predecessor) and December 31, 2016 (Predecessor) amounted to ($117) and ($659), respectively, and presented in the statement of operations as part of interest income (expense).
NOTE 12 — JUNIOR MANDATORILY REDEEMABLE FINANCIAL INTERESTS (PREDECESSOR)
On November 18, 2014, the Company adopted a Third Amendment to the Amended and Restated Limited Liability Company Agreement of the Company (the “Third Amendment to Company Agreement”), pursuant to which a new series of membership interest, the Junior Mandatorily Redeemable Financial Interests (the “JMRF Interests”), was issued.
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The JMRF Interests rank junior to the SMRF Interests and senior to the Series A Units (if any are issued), Series B Units, Series C Units, Series D Units, Series E Units and any other equity interests of the Company, with respect to redemption rights and rights upon liquidation. For purposes of valuation of the JMRF Interests, dividends accrue on the JMRF Interests at a rate of 8% per annum, compounded semi-annually, provided that the redemption price paid for the JMRF Interests on an applicable redemption date will be the greater of  (i) the 8% dividend, compounded semi-annually, or (ii) a return factor multiplied by the original cost paid for the JMRF Interests, based on the period of time the JMRF Interests have been held as specified in the Third Amendment to the Company Agreement. The return factor is as follows:
Time between November 14, 2014 (“JMRF Issue Date”) and JMRF Redemption date	JMRF return factor
Less than 18 months	3.0
Between 18 months – 23 months	3.5
Between 24 months – 29 months	4.0
Between 30 months – 35 months	4.5
Greater than 36 months	5.0
Subject to the terms of the Company Agreement, (i) the Company, at its sole option, may at any time redeem the then outstanding JMRF Interests, in whole or in part, at the JMRF Redemption Price (as defined in the Third Amendment to Company Agreement); (ii) the Company shall redeem the then outstanding JMRF Interests, in whole and not in part, at the JMRF Redemption Price, upon the occurrence of a Mandatory Redemption Trigger (as defined in the Third Amendment to Company Agreement); and (iii) the Company shall redeem the then outstanding JMRF Interests, at the JMRF Redemption Price, following its receipt of a written consent signed by the Majority JMRF Interest Holders (as defined in the Third Amendment to Company Agreement), which consent shall specify the JMRF Redemption Date, but only to the extent that an Optional Redemption Trigger (as defined in the Third Amendment to Company Agreement) shall have occurred prior to the time of delivery of such consent.
Because of the preferred nature of the JMRF Interests (which include redemption features outside the control of the issuer and do not include a date certain redemption feature) that unconditionally obligates the Company to provide each holder, at a minimum, an internal rate of return of 8% on their investment, the JMRF Interests meet the condition for temporary or “Mezzanine Equity” classification.
In January 2015, additional JMRF Interests were issued subject to the terms of the Third Amendment to Company Agreement.
The JMRFI Interests are measured at the maximum redemption value amounting to $140,000 and $138,450, as of February 1, 2017 (Predecessor) and December 31, 2016 (Predecessor), respectively which includes the face value amounting to $35,000, and unpaid dividends in the amount of  $105,000 and $103,450 as of February 1, 2017 (Predecessor), and December 31, 2016 (Predecessor), respectively.
As of part of the Acquisition (see Note 4), the JMRFI units were converted to Class D, a new class of equity units in Holdings as of February 2, 2017 (Successor).
NOTE 13 — REDEEMABLE SERIES E UNITS (PREDECESSOR)
The Company entered into a subscription agreement (the “Series E Subscription Agreement”) with one of our existing investors and an affiliate thereof. Pursuant to the Series E Subscription Agreement, Company issued $14,000 of Series E Units, and provided that the number of Series E Units to be issued to such investors were subject to reduction as a result of any other participating investors. The Series E Units are governed by and issued pursuant to the First Amendment to the Company Agreement adopted on February 10, 2014 but made effective as of October 18, 2013, which, among other things, entitles the holders of Series E Units to a 13% preferred return on their equity contribution compounded semiannually and payable upon the occurrence of certain liquidation or exit events. 663,195 Series E Units were issued to the investors on February 10, 2014 in exchange for the October 2013 cash contribution.
Because of the preferred nature of the Series E Units (which include redemption features outside the control of the issuer and do not include a date certain redemption feature) that unconditionally obligates the Company to provide each holder an internal rate of return of 13% on their investment, the Series E Units meet the condition for temporary or “Mezzanine Equity” classification.
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The Series E units are measured at its maximum redemption amount as of the balance sheet date. The redemption value of the Series E Units amounted to $21,198 and $20,981 as of February 1, 2017 (Predecessor) and December 31, 2016 (Predecessor), respectively, which includes the face value of  $14,000 and accretion of unpaid dividends in the amount of  $7,198 and $6,981 as of February 1, 2017 (Predecessor) and December 31, 2016 (Predecessor), respectively.
As part of the Acquisition (see Note 15), the Series E units were converted to Class E, a new class of equity units in Holdings as of February 2, 2017 (Successor).
NOTE 14 — MEMBER’S INTEREST
Successor Member’s Interest
Pursuant to the Acquisition (See Note 4), Holdings became the sole member of USWS. All of the equity holders (including all preferred equity holders) of the Predecessor entity contributed their membership interests in USWS to Holdings in exchange for new membership units in Holdings. All Senior Term Lenders of USWS agreed to exchange a portion of their debt from USWS for new membership units in Holdings. Holdings then cancelled all of the membership units in exchange for 100% membership interest in USWS by issuing new classes of units.
Predecessor Members’ Interest
As of December 31, 2016 (Predecessor), the Company’s equity consisted of  (i) five classes of membership interests, each designated with its own series of units referred to as Series A Units, Series B Units, Series C Units, Series D Units and Series E Units, (ii) the SMRF Interests (solely for the purpose of admitting the holders of the SMRF Interests as Members and, for the avoidance of doubt, not for any tax or accounting purposes) and (iii) the JMRF Interests. Series A Units and Series E Units are the Company’s preferred equity and Series B, C and D Units represent the Company’s common equity. The Series B, C and D Units are equal in most respects, except that the Series B Units have anti-dilution protections, pre-emptive rights, and limited transfer restrictions that the Series C and D Units do not have. Series D Units granted to certain officers and key employees have anti-dilution protections and constitute profits interests, and are granted to certain officers and employees of the Company as performance incentives. See Note 15 — Unit-Based Compensation for further discussion of the Series D Units.
As of December 31, 2016 (Predecessor), there were 630,000 Series B Units, 192,500 Series C Units, and 172,281 Series D Units issued and outstanding.
Pursuant to the terms of the Acquisition (See Note 4), the Predecessor members’ interests were contributed to Holdings in exchange for new membership units in Holdings (See Note 14 — Successor Members’ Interest).
Series B Units
As part of the Sponsor Equity Investment, the Company authorized and issued 600,000 of its Series B Units. The Company also authorized and issued 30,000 Series B Units in exchange for a $0.3 payment by a previous officer of the Company as part of his compensation for the duties performed.
In conjunction with the Unit Offering, the Note holders received 85,000 warrants that entitle each holder to receive 1.7647 Series B Units at an exercise price of  $0.01 per unit, representing approximately 150,000 Series B Units in aggregate or 15% of the Company’s common equity interests. The Company recorded an aggregate fair value of the warrants amounting to $1,166 as Members’ Interest as of the date of inception. The fair value of the warrants was determined using the Black-Scholes option pricing model, assuming an expected life of 5 years, risk-free rate of 0.92%, a volatility factor of 51.6% and dividend yield of 0%. The warrants became exercisable after they separated from the Notes on April 21, 2012 and will expire on February 21, 2019. The Company has granted the holders of the warrants certain “piggyback” registration rights for the resale of the Series B Units underlying the warrants. In addition, the holders of the warrants have anti-dilution protections. As of December 31, 2016 (Predecessor), none of these warrants had been exercised.
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The holders of the Series B Units are entitled to receive distributions from the Company, in accordance with each such holder’s relative percentage of the total number of Series B, Series C and Series D Units outstanding. The Series B Units are subject to certain transfer restrictions, drag-along rights and have certain preemptive rights relating to the Company.
Series C Units
As part of the Restructuring, the Company issued 167,500 of its Series C Units to USWS, Inc., in exchange for contribution of substantially all of the assets and contracts and certain liabilities of USWS, Inc. Further, the Company issued 25,000 Series C Units to Global Hunter Securities, LLC, in exchange for placement fees incurred in connection with the Unit Offering.
NOTE 15 — UNIT BASED COMPENSATION
Successor Unit Based Compensation
During the 2017 Successor period, Holdings entered into various Class G Unit Agreements pursuant to which 85,800 Class G Units were granted to directors, officers, and key employees of the Company as performance incentives and are generally subject to a four year vesting period. Each Class G Unit issued is intended to be a “profits interest” within the meaning of Revenue Procedures 93-27 and 2001-43. These Class G Unit grants are classified as equity awards, and are subject to vesting and forfeiture under circumstances set forth in the agreements between Holdings and each such directors, officers, and key employees. The fair value of each award is determined using an option pricing model, which is then adjusted for a discount due to lack of marketability. Of the total number of Class G Unit grants, there were 15,000 Class G Units granted to an officer that vested immediately on grant date. The Company recognizes the compensation expense related to these grants from Holdings to its employees in its consolidated statement of operations with a corresponding credit to equity, representing a deemed capital contribution from Holdings. Compensation expense is recognized on a straight-line basis over the vesting period of the grant. For the 2017 Successor period, compensation expense of  $4,546 was recorded, of which $1,578 is presented as part of cost of services, and $2,968 presented as part of selling, general, and administrative expenses in the consolidated statement of operations.
Of the total number of Class G Unit grants, a total of 20,000 Class G Units were granted to two officers, for which units remain unvested until the satisfaction of a performance condition, which is the sale of the Company, and satisfaction of a market condition. The market condition requires the Enterprise Value, as defined in the grant agreements, to be greater than $450,000 and $500,000, respectively, for the two officers at the effective date of sale of the Company. The Company will not recognize any compensation expense on these awards until the performance condition is deemed probable. The Company does not deem the performance condition probable until it occurs.
As of December 31, 2017 (Successor), the unrecognized compensation cost relating to unvested awards amounted to $13,434, which is expected to be recognized over a weighted-average period of 3.49 years.
The following table summarizes the 2017 Successor period transactions related to the unit based awards:
	Successor
	February 2, 2017 (inception) to December 31, 2017
	Unvested	Weighted-average grant-date fair value
Units at beginning of period	—	$—
Granted	85,800	209.56
Vested	(15,000)	133.41
Forfeited	—	—
Units at end of period	70,800	$225.69
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Valuation assumptions for unit based awards
The Company estimated the fair value of unit awards granted during the 2017 Successor period using option pricing models. The Company estimated the fair value of service-based unit awards using a Black-Scholes option pricing model. The Company estimated the fair value of performance-based unit awards using a Monte Carlo simulation option pricing model, with a probability of the market condition being met based on the appropriate enterprise value thresholds. The following key input assumptions were used in the option pricing models:
Expected life:	5 years
Risk-free interest rate:	1.77% to 2.02%
Expected equity volatility:	48.4% to 53.4%
Expected dividend yield:	0.0%
Discount for lack of marketability:	23.0% to 25.5%
Expected asset volatility:	34.3% – 34.8%
The starting total equity value was determined using both an income and a market approach. The expected life of units represents the normal holding period for a market participant in the case of service-based unit awards. The expected life of units represents management’s best estimate of the timing for a change of control in the case of performance-based awards. The risk-free interest rate is based on the U.S. Treasury constant maturity interest rate with a term consistent with the expected term for a liquidity event. Expected volatility was based on an 80/20 blend of implied and historical volatility, respectively, using volatilities from publicly traded peers. Expected dividend yield is based on the fact that the Company has never paid cash dividends and did not anticipate paying any cash dividends to unitholders over the relevant period. Discounts for lack of marketability are based on put option analyses using similar timing inputs as for the option pricing model and the simulation model.
Predecessor Unit Based Compensation
During 2012, the Company entered into various Series D Unit Agreements pursuant to which 293,323 Series D Units were granted to officers of the Company as performance incentives and are classified as equity based compensation. The Series D Units are subject to vesting and forfeiture under circumstances set forth in the agreements between the Company and each such officer.
In October and November 2013, the Company entered into Amended and Restated Series D Unit agreements (“Amended Agreements”) with certain officers and key employees, pursuant to which 110,088 units became vested upon the execution of the Amended Agreements. Compensation related to the vested Series D Units was recognized equal to the fair market value of the units at the date of the Amended Agreements, as the amendment is treated as a modification due to the units not vesting under the original performance condition. Fair value is determined using probability-weighted discounted cash flow model and market valuation approaches. A total of 65,064 units remain unvested until the occurrence of a liquidation or exit event. The vesting of such Series D Units triggered certain anti-dilution protections granted to the holders of our Series B Units in our Company Agreement and certain of our executive officers in their Series D Unit Agreements.
In January 2014, the Company entered into a Second Amended and Restated Series D Unit agreement with a certain officer, pursuant to which 2,907 units became vested.
In February 2014, but made effective September 2013, the Company entered into various Series D Unit Agreements with certain officers granting a total of 37,329 Series D units, such units to remain unvested until the occurrence of a liquidation or exit event. The Company did not recognize any compensation expense on these awards until the qualifying event is deemed probable. The Company does not deem the qualifying event probable until it occurs.
As of December 31, 2016 (Predecessor), there was $3,078 of unrecognized compensation cost related to unvested predecessor unit awards.
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The following table summarizes the 2016 and 2017 Predecessor periods unit-based awards:
	2016 and 2017 Predecessor periods
	Unvested	Weighted-average grant-date fair value
Units at beginning of period	99,485	$30.94
Granted	—	—
Vested	—	—
Forfeited	—	—
Units at end of period	99,485	$30.94
In the 2017 Predecessor period, there were no forfeitures and vesting that have occurred related to these unit based awards.
Valuation assumptions for unit-based awards
The Company estimated the fair value at the grant date of the 2012 unit-based awards using the Black-Scholes valuation model. Key input assumptions applied under the Black-Scholes option pricing model are noted below:
February 21, 2012 (inception) to December 31, 2012
Expected life (in years)	5
Risk-free interest rate	0.92%
Expected volatility	51.60%
Expected dividend yield	0%
The expected life of units represents the period of time that the unit-based awards are expected to be outstanding based on the redemption period of the Company’s Series A units. The risk-free interest rate is based on the U.S. Treasury constant maturity interest rate with a term consistent with the expected life of the awards. Expected volatility is based on an analysis of the annual historical volatility of a set of guideline companies.
NOTE 16 — EMPLOYEE BENEFIT PLAN
On March 1, 2013, the Company established the U.S. Well Services 401(k) Plan. We match 100% of employee contributions up to 6% of the employee’s salary, subject to cliff vesting after two years of service. Our matching contributions were $2,240, $125, $522, and $1,652 for the 2017 Successor, 2017 Predecessor, 2016 Predecessor, and 2015 Predecessor periods, respectively, included in cost of services and selling, general and administrative expenses in the statements of operations.
NOTE 17 — COMMITMENTS AND CONTINGENCIES
Litigation
Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties, and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.
Sand Purchase Agreements
The Company entered into agreements for the supply of proppant for use in its hydraulic fracturing operations. Under the terms these agreements, the Company is subject to minimum purchase quantities on a monthly, quarterly, or annual basis at fixed prices or may pay penalties in the event of any shortfall.
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The following is a schedule of the contracted volumes in dollars and minimum commitments under the proppant supply purchase agreements as of December 31, 2017:
	Contracted	Minimum Commitments
2018	$90,216	$31,160
2019	100,036	31,160
2020	59,954	17,510
2021	46,485	12,960
2022	9,186	9,333
Thereafter	2,625	2,667
Total	$308,502	$104,790

The minimum commitments represent the aggregate amounts that we would be obligated to pay in the event that we procured no additional proppant under the contracts subsequent to December 31, 2017.
Operating Lease Agreements
The Company has various operating leases for facilities with terms ranging from 24 to 36 months.
Rent expense for the 2017 Successor period was $1,304, of which $1,062 is recorded as part of Cost of Services and $242 is recorded as part of Selling, General and Administrative expenses in the Consolidated Statements of Operations. Rent expense for the 2017 Predecessor period was $84, of which $64 is recorded as part of Cost of Services and $20 is recorded as part of Selling, General and Administrative expenses in the Consolidated Statements of Operations. Rent expense for the 2016 Predecessor period was $1,047, of which $803 is recorded as part of Cost of Services and $244 is recorded as part of Selling, General and Administrative expenses in the Consolidated Statements of Operations. Rent expense for the 2015 Predecessor period was $1,229, of which $1,073 is recorded as part of Cost of Services and $156 is recorded as part of Selling, General and Administrative expenses in the Statements of Operations.
The following is a schedule of minimum future payments on non-cancelable operating leases as of December 31, 2017 (Successor):
2018	$1,925
2019	860
2020	53
Total minimum future rentals	$2,838

Self-insurance
Beginning June 2014, the Company established a self-insured plan for employees’ healthcare benefits except for losses in excess of varying threshold amounts. The Company charges to expense all actual claims made during each reporting period, as well as an estimate of claims incurred, but not yet reported. The amount of estimated claims incurred, but not reported as of December 31, 2017 (Successor) and 2016 (Predecessor) was $608 and $257, respectively, and was reported as accrued expenses in the balance sheets. We believe that the liabilities we have recorded are appropriate based on the known facts and circumstances and do not expect further losses materially in excess of the amounts already accrued for existing claims.
NOTE 18 — RELATED PARTY TRANSACTIONS
Our Lenders hold equity interest in Holdings, therefore we consider transactions related to the New Term Loan Credit Agreement as related party transactions. See Note 10 for a discussion of these transactions and impact on the consolidated financial statements as of December 31, 2017 (Successor) and during the 2017 Successor period.
During the 2017 Successor period, Holdings granted 85,800 Class G Units to certain directors, officers, and key employees of the Company. See Note 15 for a discussion of these transactions and impact on the consolidated financial statements as of December 31, 2017 (Successor) and during the 2017 Successor period.
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During the 2017, 2016, and 2015 Predecessor periods, the Company made purchases of silica dust control solutions amounting to $244, $2,359, and $5,134, respectively, from a vendor which is in part owned by one of the member of our Board of Managers (“board member”). As of December 31, 2016 (Predecessor), our outstanding obligation to this entity amounted to $515 and is included as part of accounts payable in our consolidated balance sheets. The board member is no longer serving in any capacity at the Company post Acquisition.
NOTE 19 — SUBSEQUENT EVENTS
The Company has evaluated the existence of significant events subsequent to the balance sheet date through May 17, 2018 the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.
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Annex A
MERGER AND CONTRIBUTION AGREEMENT
by and among
MATLIN & PARTNERS ACQUISITION CORPORATION,
MPAC MERGER SUB LLC,
USWS HOLDINGS LLC,
THE BLOCKER COMPANIES
and, solely for the purposes described herein,
THE SELLER REPRESENTATIVE
Dated as of July 13, 2018

A-i

A-ii

A-iii

A-iv

EXHIBITS
Exhibit A	Form of A&R Company LLC Agreement
Exhibit B	Form of A&R Parent Certificate of Incorporation
Exhibit C	Form of A&R Registration Rights Agreement
Exhibit D	Crestview Subscription Agreement
Exhibit E	Form of Letter of Transmittal (Blocker Stockholders)
Exhibit F	Form of Letter of Transmittal (Non-Blocker Company Members)
Exhibit G	Parent Sponsor Agreement
Exhibit H	PIPE Subscription Agreements
SCHEDULES
Schedule 1.1	Adjusted Amount
Schedule 1.1	Baseline Adjusted Net Debt Amount
Schedule 1.1	Budget
Schedule 1.1	Company Transaction Expenses
Schedule 1.1	Employment Agreements
Schedule 1.1	Company Knowledge
Schedule 1.1	Parent Knowledge
Schedule 1.1	Parent Transaction Expenses
Schedule 1.1	Permitted Liens
Schedule 2.3(a)	Parent Board
Schedule 2.3(b)	Officers of Parent
Schedule 3.1	Organization of Blocker Companies
Schedule 3.3	No Conflicts; Consents and Approvals — Blocker Companies
Schedule 3.4	Governmental Approvals — Blocker Companies
Schedule 3.5	Title to Company Units
Schedule 3.8	No Other Activities of Blocker Companies
Schedule 3.9	Shares of Capital Stock of Blocker Companies
Schedule 4.1	Organization of Company Entities
Schedule 4.3	No Conflicts; Consents and Approvals — Company Entities
Schedule 4.5	Governmental Approvals — Company Entities
Schedule 4.6	Capitalization; Accredited Investors
Schedule 4.7(a)	Company Subsidiaries
Schedule 4.8	Insurance Policies
Schedule 4.9	Legal Proceedings
Schedule 4.10	Compliance with Laws and Orders
Schedule 4.12	Financial Statements
Schedule 4.13	Absence of Certain Changes or Events
Schedule 4.14	No Undisclosed Liabilities
Schedule 4.15	Taxes
Schedule 4.16(a)	Material Contracts
Schedule 4.16(c)	Full Force and Effect of Material Contracts
Schedule 4.16(d)	Material Breach of Material Contracts
Schedule 4.17(a)	Real Property
A-v

Schedule 4.17(b)	No Default under Real Property Lease
Schedule 4.18	Personal Property
Schedule 4.20(a)	Environmental Matters
Schedule 4.21(b)	Company Group Plans
Schedule 4.21(e)	Benefits; Consummation of Transactions
Schedule 4.22(e)	Employees of Company Entities
Schedule 4.22(f)	Independent Contractors; Consultants
Schedule 4.23	Related Party Transactions
Schedule 4.26	Owned Intellectual Property
Schedule 4.27(a)	Top Customers; Fleet Equipment Leases
Schedule 4.27(b)	Top Suppliers
Schedule 5.4	Governmental Approvals — Parent, Merger Sub
Schedule 5.19	Parent Contracts
Schedule 6.3(a)	Conduct of Business during the Interim Period
Schedule 6.3(b)	Permitted Actions during the Interim Period
Schedule 6.15	Restricted Stock Awards
Schedule 7.7	Consents
Schedule 11.1	Notice
A-vi

MERGER AND CONTRIBUTION AGREEMENT
This Merger and Contribution Agreement (this “Agreement”), dated as of July 13, 2018 (the “Execution Date”), is made and entered into by and among Matlin & Partners Acquisition Corporation, a Delaware corporation (“Parent”), MPAC Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), USWS Holdings LLC, a Delaware limited liability company (the “Company”), each of the Blocker Companies (as defined herein) and, solely for the purposes described in Section 11.14, DL V USWS LLC, a Delaware limited liability company (the “Seller Representative”). Each of the parties to this Agreement is sometimes referred to individually in this Agreement as a “Party,” and all of the parties to this Agreement are sometimes collectively referred to in this Agreement as the “Parties”; provided, however, that “Party” and “Parties” shall include the Seller Representative only for the purposes described in Section 11.14. Capitalized terms used in this Agreement have the meanings set forth for such terms in Section 1.1.
RECITALS
WHEREAS, (a) the Company Members collectively own all of the issued and outstanding Company Units, and (b) the Blocker Stockholders collectively own all of the issued and outstanding Shares of Capital Stock of the Blocker Companies;
WHEREAS, Parent has formed Merger Sub for purposes of completing the Transactions and owns all of the Merger Sub Interests;
WHEREAS, it is proposed that the Parties effect a business combination transaction involving Parent and the Company to be accomplished by the Transactions, on the terms and subject to the conditions set forth herein, and that, at Closing, the name of Parent would be changed to “U.S. Well Services, Inc.”;
WHEREAS, the Parent Board has (a) determined that it is in the best interests of Parent and the Parent Stockholders, and declared it advisable, to enter into this Agreement and that the Transactions are advisable and in the best interests of Parent and the Parent Stockholders, (b) approved the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the Transactions, and (c) resolved to submit the Parent Stockholder Proposals to a vote of the Parent Stockholders and, in connection therewith, to make the Parent Board Recommendation, all on the terms and subject to the conditions set forth herein;
WHEREAS, Parent, as the sole member of Merger Sub, has approved the execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of the Transactions, all on the terms and subject to the conditions set forth herein;
WHEREAS, the Company Board and the Requisite Company Members have approved the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions, all on the terms and subject to the conditions set forth herein;
WHEREAS, the execution, delivery and performance by each Blocker Company of this Agreement and the consummation by such Blocker Company of the Transactions, all on the terms and subject to the conditions set forth herein, have been approved by all necessary action on the part of such Blocker Company; and
WHEREAS, on the Execution Date, (a) Parent Sponsor, Cantor, Parent and the Company have entered into the Parent Sponsor Agreement, (b) Parent, Parent Sponsor, Cantor and Crestview have entered into the Crestview Subscription Agreement, (c) Parent and the PIPE Investors have entered into the PIPE Subscription Agreements, and (d) Parent and the individuals named therein have entered into the Employment Agreements.

STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
DEFINITIONS AND CONSTRUCTION
1.1 Definitions.   As used in this Agreement, the following capitalized terms have the meanings set forth below:
“A&R Company LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company, in substantially the form attached hereto as Exhibit A.
“A&R Parent Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of Parent, in substantially the form attached hereto as Exhibit B.
“A&R Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement to be entered into among Parent, Parent Sponsor, Cantor, the Blocker Stockholders, certain Non-Blocker Company Members and Crestview, in substantially the form attached hereto as Exhibit C.
“Adjustment Amount” means the amount, if any, by which the Baseline Adjusted Net Debt Amount exceeds the Closing Adjusted Net Debt Amount, but in no event less than zero. An example of the calculation of the Adjustment Amount is set forth on Schedule 1.1-Adjustment Amount.
“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether through ownership of Capital Stock or voting securities, by contract or otherwise.
“Aggregate Merger Consideration Amount” means the amount equal to (a) the Baseline Aggregate Merger Consideration Amount plus (b) the Adjustment Amount minus (c) an amount (in no event to exceed $3,750,000) equal to (i) the Drawn Share Amount multiplied by (ii) 0.2778.
“Agreement” has the meaning given to such term in the introductory paragraph of this Agreement.
“Allocation Percentages” has the meaning given to such term in Section 2.2(b).
“Ancillary Agreements” means the Closing Certificates, the A&R Company LLC Agreement, the A&R Parent Certificate of Incorporation, the A&R Registration Rights Agreement and any and all additional agreements, certificates, documents and instruments that may be executed or delivered by any Party at or in connection with Closing.
“Anti-Corruption Laws” means all laws, rules and regulations of the United States, the United Nations, the United Kingdom, the European Union or any other Governmental Authority from time to time concerning or relating to bribery, money laundering, or corruption, including the UK Bribery Act and the FCPA.
“Applicable Blocker Consideration Percentage” has the meaning given to such term in Section 2.2(b)(ii).
“Applicable Blocker Jurisdiction” has the meaning given to such term in Section 3.1.
“Applicable Blocker Merger Consideration” means, for each Blocker Company, a number of shares of Parent Class A Common Stock equal to (a) (i) the Aggregate Merger Consideration Amount multiplied by (ii) such Blocker Company’s Merger Consideration Percentage divided by (b) $10.00.
“Approved Growth Capex Amount” means the sum of  (a) the amount of the capital expenditures paid by the Company Entities during the period beginning on June 1, 2018 and ending on the date that is one day prior to the Closing Date solely in respect of growth capital expenditures contemplated by the Budget or otherwise approved in writing by Parent and (b) $1,386,220.
“Approved Sale” has the meaning given to such term in the Company LLC Agreement.

“Assets” means, with respect to any Person, all assets, rights, Claims, Contracts, interests and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible and wherever situated), including goodwill related thereto, operated, owned or leased by such Person.
“Available Funds” means (a) the Cash in the Trust Account on the Closing Date as of immediately prior to the Closing plus (b) the net Cash proceeds to Parent of the PIPE Transactions minus (c) the amounts to be paid to all holders of shares of Parent Class A Common Stock that timely exercise and do not waive their Parent Stockholder Redemption Right in respect of the Transactions.
“Balance Sheet Date” has the meaning given to such term in Section 4.12(a).
“Banking Fees” means the fees payable by the Company Entities under the Engagement Letter.
“Baseline Adjusted Net Debt Amount” means $226,000,000. Schedule 1.1-Baseline Adjusted Net Debt Amount sets forth the calculation of the Baseline Adjusted Net Debt Amount.
“Baseline Aggregate Merger Consideration Amount” means $274,000,000, which amount is equal to (a) $500,000,000 minus (b) the Baseline Adjusted Net Debt Amount.
“Benefit Plan” means any (a) “employee benefit plan,” as such term is defined in Section 3(3) of ERISA (whether or not subject to ERISA), (b) equity bonus, equity ownership, equity option, equity purchase, equity appreciation rights, phantom equity or other equity or equity-linked plan, program, agreement, policy, arrangement, and/or commitment, (c) change-in-control, retention, incentive, profit-sharing, deferred compensation, bonus, savings, pension, retirement, supplemental retirement, excess benefit, severance, termination and similar plan, program, agreement, policy, arrangement, and/or commitment, (d) welfare, medical, retiree medical, dental, vision, cafeteria, life insurance, hospitalization, disability, accident, salary continuation, flex spending, adoption/dependent/employee assistance, tuition, accrued leave, vacation, sick pay, sick leave, unemployment and other similar employee compensation plan, program, agreement, arrangement, policy, and/or commitment (whether or not insured), (e) plan, program, agreement, policy, arrangement, and/or commitment providing for “fringe benefits” or perquisites, including any benefit relating to automobiles, clubs, vacation, child care, parenting, sabbatical, and other types of insurance, or other fringe benefit, whether or not it provides a tax benefit under Section 132 of the Code, or (f) other plan, program, Contract, policy, arrangement, and/or commitment (whether written or unwritten) providing compensation or benefits to any employee or other individual service provider.
“Blocker Company” means each of the following Company Members: Aurora Strategic LLC; DL V USWS LLC; Guggenheim Private Debt Master Fund Investco II, LLC; Reef Road Series C Blocker, LLC; GCM USW Holdings 2, LLC; Trestles Holdings LLC; Southpaw Credit Opportunity Partners LP; and Southpaw McEnroe LLC.
“Blocker Company Fundamental Representations” means, with respect to each Blocker Company, the representations and warranties of such Blocker Company set forth in Article III, other than in Section 3.4 and Section 3.6.
“Blocker Merger” has the meaning given to such term in Section 2.4(a).
“Blocker Merger Certificate of Merger” has the meaning given to such term in Section 2.4(a).
“Blocker Merger Consideration” means the aggregate of the Applicable Blocker Merger Consideration for all Blocker Companies (including cash payable in lieu of fractional shares of Parent Class A Common Stock).
“Blocker Merger Effective Time” has the meaning given to such term in Section 2.4(a).
“Blocker Stockholder” means, with respect to each Blocker Company, each holder of record of Shares of Capital Stock of such Blocker Company.
“Budget” means the budgeted capital expenditures set forth in Schedule 1.1-Budget.
“Business Combination” has the meaning given to such term in the Parent Certificate of Incorporation.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in Houston, Texas are authorized or obligated to close.
“Cantor” means Cantor Fitzgerald & Co.
“Capital Leases” means, as applied to any Person, any lease of any property by such Person or any of its Subsidiaries as lessee that would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person.
“Capital Stock” means, with respect to any Person, as applicable, the capital stock, partnership interests, membership interests or other equity interests of any type of or in such Person.
“Cash” means, with respect to any Person, the cash and cash equivalents of such Person and its Subsidiaries determined in accordance with GAAP.
“Change in Control CEO Bonus Amount” means the Individual Change in Control Bonus payable to the Joel Broussard under Section 3.03 of the Employment Agreement between Parent and Joel Broussard and set forth on Schedule 1.1-Employment Agreements to be effective at Closing.
“Change in Recommendation” has the meaning given to such term in Section 6.7(d).
“Claim” means any demand, claim, action, investigation, Proceeding (whether at law or in equity) or arbitration by or before any Governmental Authority or arbitrator.
“Class F Common Stock Conversion” means the conversion of outstanding shares of Parent Class F Common Stock to shares of Parent Class A Common Stock at Closing pursuant to the Parent Certificate of Incorporation.
“Closing” means the consummation of the Transactions.
“Closing Adjusted Net Debt Amount” means an amount equal to (a) the Closing Net Debt Amount minus (b) the Approved Growth Capex Amount minus (c) the Closing Working Capital Amount if the Closing Working Capital Amount is a positive number plus (d) the absolute value of the Closing Working Capital Amount if the Closing Working Capital Amount is a negative number plus (e) the R&W Policy Cost, if any.
“Closing Certificates” means the certificates referenced in Section 2.9(h), Section 2.10(e) and Section 2.11(a).
“Closing Date” means the date on which Closing occurs.
“Closing Net Debt Amount” means an amount equal to (a) the sum of the principal amount of, accrued interest on and any and all other Liabilities of any Company Entity under all Indebtedness of the Company Entities minus (b) the Cash of the Company Entities, in each case as of the end of the day immediately preceding the Closing Date.
“Closing Statement” has the meaning given to such term in Section 2.1(b).
“Closing Working Capital Amount” means the positive or negative amount obtained by subtracting (a) the sum, without duplication, of all current liabilities of the Company Entities on a consolidated basis (excluding any current liabilities in respect of Indebtedness or Company Transaction Expenses, which exclusion shall include the Change in Control CEO Bonus Amount (plus the employer portion of the payroll or similar Taxes with respect thereto)) from (b) the sum, without duplication, of all current assets of the Company Entities on a consolidated basis (excluding Cash), in each case as of the end of the day immediately preceding the Closing Date and determined in accordance with the methodology and examples set forth on Schedule 1.1-Adjustment Amount and otherwise in accordance with GAAP.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Units” means “Common Units” as such term is defined in the A&R Company LLC Agreement.
“Company” has the meaning given to such term in the introductory paragraph of this Agreement.

“Company Board” means the “Board” as such term is defined in the Company LLC Agreement.
“Company Class G Units” means “Class G Units” as such term is defined in the Company LLC Agreement.
“Company Entities” means the Company, USWS and the other Subsidiaries of the Company.
“Company Equityholder Materials” has the meaning given to such term in Section 2.2(b).
“Company Fundamental Representations” means those representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3, Section 4.6, Section 4.13(a), Section 4.24 and Section 4.29.
“Company Group Plan” means any Benefit Plan sponsored, maintained or contributed to by any of the Company Entities, to which any Company Entity is a party, to which any Company Entity is obligated to contribute, or with respect to which any Company Entity has any liability (including contingent liability).
“Company Indemnitees” has the meaning given to such term in Section 6.4.
“Company LLC Agreement” means the Limited Liability Company Agreement of the Company dated as of February 2, 2017, as amended by the Amendment to the Limited Liability Company Agreement of the Company dated as of July 13, 2018.
“Company Material Adverse Effect” means any occurrence, condition, change, development, event, circumstance or effect that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the business, properties, Assets, condition (financial or otherwise) or results of operations of the Company Entities taken as a whole or (ii) prevents, materially delays or materially impairs the performance by any Company Party of its obligations under this Agreement or the consummation of the Transactions; provided, however, in no event shall any of the following, either alone or in combination with any other occurrence, condition, change, development, event, circumstance or effect, constitute a Company Material Adverse Effect pursuant to clause (i) only: any occurrence, condition, change, development, event, circumstance or effect directly or indirectly resulting from (a) any change in economic conditions generally, including any change in markets for, or prices of, hydrocarbons, or other commodities or supplies; (b) any change in general regulatory, social or political conditions, including any acts of war, sabotage or terrorist activities; (c) any change affecting the industry in which the Company Entities conduct their business; (d) any change in the financial, banking, credit, securities or capital markets (including any suspension of trading in, or limitation on prices for, securities on any stock exchange or any changes in interest rates) or any change in the general national or regional economic or financial conditions; (e) any change in any Laws or GAAP; (f) any effects of weather (including any impact on customer use patterns), geological or meteorological events or other natural disaster; (g) any actions to be taken pursuant to the express terms of this Agreement, or taken at the request of or with the consent of Parent; (h) the announcement or pendency of the Transactions; and (i) any failure by Company to meet internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (but not the events contributing to or causing such failure); provided further, however, that any occurrence, condition, change, development, event, circumstance or effect referred to in clauses (a), (b), (c), (d), (e) or (f) above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such occurrence, condition, change, development, event, circumstance or effect has a disproportionate effect on the business, Assets, conditions (financial or otherwise) or results of operations of the Company Entities compared to other participants in the industries in which the Company Entities conduct their business.
“Company Member” means each holder of record of Company Units.
“Company Merger” has the meaning given to such term in Section 2.6(a).
“Company Merger Certificate of Merger” has the meaning given to such term in Section 2.6(a).
“Company Merger Consideration” means the aggregate of the Individual Company Merger Consideration for all Non-Blocker Company Members (including cash payable in lieu of fractional Common Units and shares of Parent Class B Common Stock).
“Company Merger Effective Time” has the meaning given to such term in Section 2.6(a).

“Company Parties” means the Company and the Blocker Companies.
“Company Party Released Claims” has the meaning given to such term in Section 10.3(b).
“Company Real Property” has the meaning given to such term in Section 4.17(a).
“Company Related Persons” has the meaning given to such term in Section 10.3(a).
“Company Released Claims” has the meaning given to such term in Section 10.3(a).
“Company Representative” has the meaning given to such term in Section 4.11(a).
“Company Transaction Expenses” means (a) all reasonable and documented amounts owing (whether or not then due and payable) by any of the Company Entities as out-of-pocket accounting, legal and investment banking fees (including the Banking Fees) and expenses, together with certain advisory, broker and other professional fees described (including the expected amounts payable with respect thereto) on Schedule 1.1-Company Transaction Expenses, in each case, incurred with respect to periods before the Closing in connection with the Transactions, and (b) the Change in Control CEO Bonus Amount.
“Company Units” means “Units” as such term is defined in the Company LLC Agreement.
“Company Warrants” means “Warrants” as such term is defined in the A&R Company LLC Agreement.
“Confidentiality Agreement” means that certain confidentiality agreement between Parent and USWS dated as of February 7, 2018.
“Consent” means any consent, approval, order, authorization, license, franchise, waiver or permit of or by, or notice to, or filing or registration with, any Person.
“Contract” means any agreement, contract, lease, sublease, license, evidence of indebtedness for borrowed money, mortgage, indenture, credit or sale-leaseback, guaranty of any obligation, note, franchise, purchase order, binding bid, bond, letter of credit, instrument, security agreement, or any other undertaking, obligation or commitment to which a Person is bound.
“Credit Agreement” means the Amended and Restated Senior Secured Credit Agreement dated as of February 2, 2017 among USWS, the Company, the Lenders party thereto and U.S. Bank National Association, as administrative agent and collateral agent.
“Crestview” means, as applicable, one or more of the Crestview Entities (as such term is defined in the Crestview Subscription Agreement).
“Crestview Option” means the “Option” as such term is defined in the Crestview Subscription Agreement.
“Crestview Subscription Agreement” means the Subscription Agreement dated as of the Execution Date by and between Parent, Parent Sponsor, Cantor and the Crestview Entities (as defined therein), a copy of which is attached hereto as Exhibit D.
“D&O Cap Amount” has the meaning given to such term in Section 6.4.
“Data” means all information and data, whether in printed or electronic form and whether contained in a database or otherwise, within the possession or control of Company Entities.
“Deferred Underwriting Commission” means the aggregate amount of the “Deferred Underwriting Commission” as such term is defined in the Underwriting Agreement.
“Delaware Law” means the applicable Laws of the State of Delaware, including without limitation the General Corporation Law of the State of Delaware and the Delaware Limited Liability Company Act.
“Delaware Secretary of State” means the Secretary of State of the State of Delaware.
“Disagreement Notice” has the meaning given to such term in Section 2.1(b).
“Disputed Amounts” has the meaning given to such term in Section 2.1(c).

“Drawn Share Amount” means (a) the number of Drawn Shares multiplied by (b) $10.00.
“Drawn Shares” has the meaning given to such term in the Crestview Subscription Agreement.
“Emergency” means taking any and all actions and making repairs, including implementing an emergency shutdown of any or all of the Assets of the Company Entities, that are required or appropriate to avoid, prevent or mitigate (a) imminent harm to persons or property, including injury, illness or death or damage to the Assets of the Company Entities or an environmental condition; (b) violation of any applicable Law that could reasonably be expected to result in a material loss or Liability to the Company Entities; or (c) curtailment of service on the Assets of the Company Entities.
“Employment Agreements” means each of the employment agreements listed on Schedule 1.1-Employment Agreements entered into by Parent and the individual named therein as of the Execution Date and to be effective at Closing.
“Engagement Letter” means the engagement letter dated May 26, 2017, by and between USWS and Piper Jaffray & Co. (through its Simmons & Company International division).
“Entity” means a corporation, general partnership, limited partnership, limited liability company, sole proprietorship, association, trust or other business organization.
“Environmental Claim” means any Claim or Loss arising out of or related to any violation of Environmental Law.
“Environmental Law” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq.; the Clean Air Act, 42 U.S.C. §7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§2601 through 2629; the Oil Pollution Act, 33 U.S.C. §2701 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. §11001 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§300f through 300j; and all similar Laws of any Governmental Authority having jurisdiction over the Assets in question addressing pollution or protection of the environment, natural resources, or human health and safety (to the extent arising from exposure to Hazardous Materials), each as amended on or prior to the Closing Date.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any Person (whether or not incorporated) that is a member of the same “controlled group of corporations” with, or is under “common control” with, or is a member of the same “affiliated service group” with any Company Entity, within the meaning of Section 414 of the Code.
“Estimated Aggregate Merger Consideration Amount” has the meaning given to such term in Section 2.1(b).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Execution Date” has the meaning given to such term in the introductory paragraph of this Agreement.
“FCPA” means the United States Foreign Corrupt Practices Act of 1977.
“Final Statement” has the meaning given to such term in Section 2.1(c).
“Financial Statements” has the meaning given to such term in Section 4.12.
“Flow-Through Returns” means any U.S. federal or state Tax Return used to report the income, gains, losses, deductions, credits, or similar items from the operation of a partnership or disregarded entity for Income Tax purposes where the direct or indirect owners (instead of such partnership or disregarded entity) are subject to taxation with respect to such income, gains, losses, deductions, credits or similar items reported on such Tax Return.
“Founder Registration Rights Agreement” means the Registration Rights Agreement dated as of March 9, 2017 by and among Parent, Parent Sponsor and Cantor.
“Founder Share Cancelation” has the meaning given to such term in the Parent Sponsor Agreement.

“Fraud” means an actual and intentional misrepresentation or omission of a material fact which constitutes common law fraud. For the avoidance of doubt, “Fraud” expressly excludes constructive fraud, equitable fraud and promissory fraud.
“GAAP” means generally accepted accounting principles in the United States.
“Governmental Approval” means any declaration or notification to, filing or registration with, or order, authorization, consent, clearance or approval of, any Governmental Authority.
“Governmental Authority” means any court, tribunal, arbitrator, authority, agency, commission, regulatory body, official instrumentality of the United States or any other nation, or any tribal, state, county, city, local or other political subdivision or similar governing entity.
“Hazardous Material” means and includes each substance regulated as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant, or toxic substance under any Environmental Law, including any hydrocarbons, explosives, radioactive materials, asbestos in any form, or polychlorinated biphenyls.
“Hedge Contract” means (a) any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, deferred premium commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“Income Tax” means any U.S. federal, state or local or foreign income Tax or Tax based on profits, net profits, margin, revenues, gross receipts or similar measure.
“Income Tax Return” means any Tax Return relating to Income Taxes.
“Indebtedness” means, with respect to any Person, without duplication (a) indebtedness of such Person and its Subsidiaries for borrowed money, including, without limitation, obligations under letters of credit (but only to the extent drawn); (b) obligations of such Person and its Subsidiaries evidenced by bonds, debentures, notes or other similar instruments for the payment of which such Person is liable; (c) obligations of such Person and its Subsidiaries to pay the deferred purchase price of property, assets, or services (but excluding trade accounts payable and any accrued liabilities or deferral amounts related to capital expenditures underlying the Capex Amount or with respect to the New Fleet); (d) obligations of such Person or any of its Subsidiaries as lessee under Capital Leases; (e) guarantees, or other obligations (contingent or otherwise) of such Person or any of its Subsidiaries to assure a creditor against loss in respect of, indebtedness or obligations of another Person of a type described in clauses (a) through (d) above; and (f) indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) secured by any Lien on or in respect of any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person or any of its Subsidiaries.
“Independent Accounting Firm” has the meaning given to such term in Section 2.1(c).
“Individual Company Merger Consideration” means, with respect to each Non-Blocker Company Member, (a) a number of Common Units equal to (i) (A) the Aggregate Merger Consideration Amount multiplied by (B) such Non-Blocker Company Member’s Merger Consideration Percentage divided by (ii) $10.00 and (b) a number of shares of Parent Class B Common Stock equal to the number of Common Units determined for such Non-Blocker Company Member pursuant to clause (a) of this definition.
“Insurance Policies” has the meaning given to such term in Section 4.8.

“Intellectual Property Rights” means all intellectual property rights, including, without limitation, (a) patents, patent applications, patent disclosures and inventions, (b) Internet domain names, trademarks, rights in social media accounts, trade names, service marks, trade dress, trade names, and corporate names and registrations and applications for registration of any item listed in clause (b), together with all the goodwill associated therewith, (c) copyrights (registered or unregistered), rights in works of authorship and copyrightable works, and registrations and applications for registration of any item in this clause (c), and (d) trade secrets (including but not limited to confidential and proprietary know how, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), manufacturing and production processes, procedures and techniques, research and development information, drawings, blueprints, specifications, designs, product plans, technical data, financial and marketing plans and customer and supplier lists).
“Interim Financials” has the meaning given to such term in Section 4.12(b).
“Interim Period” has the meaning given to such term in Section 6.2(a).
“IPO” has the meaning given to such term in Section 11.13.
“IRS” means the Internal Revenue Service.
“IT Systems” means the computer hardware, data processing systems, computer software, Internet websites and related content, networks and other peripherals used or held for use in the business of the Company Entities.
“Knowledge” means, (a) when used in a particular representation or warranty in this Agreement with respect to the Company, the actual knowledge of the individuals listed on Schedule 1.1-Company Knowledge, (b) when used in a particular representation or warranty in this Agreement with respect to a Blocker Company, the actual knowledge of the Blocker Stockholder that owns the Capital Stock of such Blocker Company, and (c) when used in a particular representation or warranty in this Agreement with respect to Parent, the actual knowledge of the individuals listed on Schedule 1.1-Parent Knowledge.
“Laws” means all laws statutes, rules, regulations, ordinances, and orders of any Governmental Authority.
“Letter of Transmittal” means the Letter of Transmittal to be completed and submitted by each of the Blocker Stockholders and the Non-Blocker Company Members in connection with the Mergers, the receipt of which by Parent and Merger Sub shall be a condition precedent to such Blocker Stockholder’s or Non-Blocker Company Member’s right to receive its portion of the Merger Consideration, (a) with respect to the Blocker Stockholders, in substantially the form attached hereto as Exhibit E and (b) with respect to the Non-Blocker Company Members, in substantially the form attached hereto as Exhibit F.
“Liabilities” of any Person means any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement, whether accrued, absolute, contingent, matured, unmatured or other.
“Licensed Intellectual Property” means Intellectual Property Rights that any Company Entity is licensed or otherwise permitted by other Persons to use.
“Lien” means any mortgage, pledge, security interest, lien or other similar encumbrance.
“Loss” means any and all judgments, liabilities, amounts paid in settlement, damages, Taxes, fines, penalties, deficiencies, losses and expenses (including interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other Proceedings or of any claim, default or assessment).
“LTIP Proposal” has the meaning given to such term in Section 6.15.
“Material Contracts” has the meaning given to such term in Section 4.16(a).
“Merger Consideration” means, collectively, the Blocker Merger Consideration and the Company Merger Consideration or, as the context requires, a portion thereof.
“Merger Consideration Allocation Statement” has the meaning given to such term in Section 2.2(b).

“Merger Consideration Percentage” has the meaning given to such term in Section 2.2(b)(i).
“Mergers” means the Blocker Merger and the Company Merger.
“Merger Sub” has the meaning given to such term in the introductory paragraph of this Agreement.
“Merger Sub Interests” means the limited liability company interests of Merger Sub.
“NASDAQ” means the NASDAQ Capital Market.
“Non-Blocker Company Member” means each of the Company Members as of the Execution Date other than the Blocker Companies.
“Notice” has the meaning given to such term in Section 11.1(a).
“Objection Notice” has the meaning given to such term in Section 2.1(c).
“Objection Period” has the meaning given to such term in Section 2.1(c).
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Order” means any writ, judgment, decree, injunction or award issued, or otherwise put into effect by or under the authority of any court, administrative agency, or other Governmental Authority (in each such case whether preliminary or final).
“Organizational Documents” means with respect to any Entity, as applicable, such Entity’s articles or certificate of incorporation, formation or organization, by-laws, limited partnership agreement, partnership agreement, limited liability company agreement, trust agreement or other organizational documents of such Person, including those that are required to be registered or kept in the place of incorporation, organization or formation of such Entity or which establish the legal personality of such Entity.
“Outside Date” has the meaning given to such term in Section 9.1(d).
“Owned Intellectual Property” means any Intellectual Property Rights owned by any Company Entity.
“Parent” has the meaning given to such term in the introductory paragraph of this Agreement.
“Parent Acquired Company Units” means the Company Units held by the Blocker Companies immediately prior to the Blocker Merger Effective Time and acquired by Parent as a result of the Blocker Merger.
“Parent Acquisition Proposal” has the meaning given to such term in Section 6.10(d).
“Parent Board” means the board of directors of Parent.
“Parent Board Recommendation” has the meaning given to such term in Section 6.7(d).
“Parent Certificate of Incorporation” means the certificate of incorporation of Parent as in effect on the Execution Date.
“Parent Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of Parent.
“Parent Class B Common Stock” means the Class B Common Stock, par value $0.0001 per share, of Parent.
“Parent Class F Common Stock” means the Class F Common Stock, par value $0.0001 per share, of Parent.
“Parent Common Stock” means the Parent Class A Common Stock and the Parent Class F Common Stock.
“Parent Contribution” has the meaning given to such term in Section 2.5.
“Parent Fundamental Representations” means those representations and warranties set forth in Section 5.1, Section 5.2, Section 5.3, Section 5.5, Section 5.6 and Section 5.11.

“Parent Material Adverse Effect” means, any occurrence, condition, change, development, event, circumstance or effect that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the business, properties, condition (financial or otherwise) or results of operations of Parent and its Subsidiaries taken as a whole or (ii) prevents, materially delays or materially impairs the ability of Parent or Merger Sub to perform its obligations under this Agreement or to consummate the Transactions.
“Parent Preferred Stock” has the meaning given to such term in Section 5.5.
“Parent Public Securities” has the meaning given to such term in Section 5.16.
“Parent Related Persons” has the meaning given to such term in Section 10.3(b).
“Parent SEC Documents” has the meaning given to such term in Section 5.8(a).
“Parent Sponsor” means Matlin & Partners Acquisition Sponsor LLC.
“Parent Sponsor Agreement” means the Sponsor Agreement dated as of the Execution Date among Parent Sponsor, Cantor, Parent and the Company, a copy of which is attached as Exhibit G.
“Parent Stockholder Proposals” has the meaning given to such term in Section 7.5.
“Parent Stockholder Redemption Right” means the right held by holders of shares of Parent Class A Common Stock to redeem all or a portion of their shares of Parent Class A Common Stock upon the consummation of a Business Combination, for a per share redemption price of cash equal to (a) the aggregate amount on deposit in the Trust Account as of two Business Days prior to the consummation of the initial Business Combination, including interest not previously released to Parent to pay Income Taxes, divided by (b) the total number of then outstanding shares of Parent Class A Common Stock issued in the IPO.
“Parent Stockholders” means the holders of Parent Common Stock.
“Parent Stockholders Meeting” has the meaning given to such term in Section 6.7(c).
“Parent Transaction Expenses” means (a) all reasonable and documented amounts owing (whether or not then due and payable) by Parent as out-of-pocket accounting, legal and investment banking fees and expenses, together with certain advisory, broker and other professional fees described (including the expected amounts payable with respect thereto) on Schedule 1.1-Parent Transaction Expenses, in each case, incurred with respect to periods before the Closing in connection with the Transactions, and (b) the Deferred Underwriting Commission.
“Parent Warrants” has the meaning given to such term in Section 5.5.
“Party” or “Parties” has the meaning given to such term in the introductory paragraph of this Agreement.
“Permits” means all licenses, permits, certificates of authority, authorizations, approvals, registrations, waivers, exemptions, franchises and similar consents granted by a Governmental Authority.
“Permitted Lien” means (a) any Lien for Taxes, impositions, assessments, fees, rents or other governmental charges levied or assessed or imposed (i) not yet due or delinquent or (ii) being contested in good faith by or on behalf of any Company Entity by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP, (b) any statutory or other Lien arising in the ordinary course of business by operation of Law with respect to a liability that is not yet due or delinquent or which is being contested in good faith by or on behalf of any Company Entity, (c) all matters, both general and specific, that are disclosed (whether or not subsequently deleted or endorsed over) on any survey or in any title policies insuring Company Real Property or any commitments therefor that have been made available to Parent prior to the Execution Date or obtained by or on behalf of Parent, (d) purchase money Liens arising in the ordinary course of business, (e) any other imperfection or irregularity of title and other Liens that would not reasonably be expected to materially interfere with or impair the use of the property burdened thereby, (f) zoning, planning, regulatory and other similar limitations and restrictions, all rights of any Governmental Authority to regulate the Company Real Property, and all matters of record, none of which, individually or in the aggregate, materially impairs the continued use and operation of the Company Real Property to which they relate in the conduct of the Company Entities’ business as presently conducted thereon, (g) the terms and conditions of the Permits of any Company Entity or the Contracts listed on Schedule 4.17(a), (h) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security Laws, (i) non-exclusive licenses of Intellectual Property Rights, (j) Liens expressly identified in the Financial Statements, and (k) the Liens identified on Schedule 1.1-Permitted Liens.
“Person” means any natural person, Entity or Governmental Authority.
“PIPE Investors” means each of the parties to the PIPE Subscription Agreements identified therein as an “Investor.”
“PIPE Subscription Agreements” means each of the Subscription Agreements dated as of the Execution Date by and between Parent and the PIPE Investors party thereto, copies of which are attached as Exhibit H.
“PIPE Transactions” means the transactions contemplated by the Crestview Subscription Agreement and the PIPE Subscription Agreements.
“Post-Closing Adjustment Items and Calculations” has the meaning given to such term in Section 2.1(c).
“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion of any Straddle Period ending at the end of the day on the Closing Date.
“Proceeding” means any complaint, lawsuit, action, suit, claim (including claim of a violation of Law) or other proceeding at Law or in equity or Order or ruling, in each case by or before any Governmental Authority or arbitral tribunal.
“Property” of any Person means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person.
“Prospectus” has the meaning given to such term in Section 11.13.
“Proxy Statement” has the meaning given to such term in Section 6.7(a).
“Public Official” has the meaning given to such term in Section 4.11(a).
“R&W Insurance Policy” means any representation and warranty insurance policy procured by and issued to Parent or Merger Sub on or before the Closing Date with respect to any or all of the Blocker Company Fundamental Representations with a policy coverage limit not to exceed $50,000,000; provided, however, in lieu of procuring such R&W Insurance Policy, each of the Blocker Stockholders may agree to indemnify the Parent for any breach of such Blocker Company Fundamental Representations by its respective Blocker Company pursuant to a letter agreement with Parent that is reasonably acceptable to Parent.
“R&W Policy Cost” means (a) if Parent or Merger Sub obtains an R&W Insurance Policy, the total amount paid or payable by Parent or Merger Sub for such R&W Insurance Policy or (b) if Parent or Merger Sub does not obtain an R&W Insurance Policy, $0.
“Real Property Leases” has the meaning given to such term in Section 4.17(a).
“Records” means the Company Entities’ books, records and files, including all Contracts and any and all title, Tax, financial, technical, engineering, environmental and safety records and information; provided that the foregoing shall expressly exclude any records or other information relating to bids received from others in connection with the Transactions and information and analysis (including financial analysis) relating to such bids.
“Related Party Transaction” has the meaning given to such term in Section 4.23.
“Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, injecting, escaping, leaching, dumping, or disposing.

“Representatives” means, as to any Person, its officers, directors, employees, managers, members, partners, shareholders, owners, counsel, accountants, financial advisers and consultants.
“Requisite Company Members” means Company Members the affirmative vote of which is required to approve a Sale of the Company pursuant to the Company LLC Agreement.
“Resolution Period” has the meaning given to such term in Section 2.1(c).
“Sale of the Company” has the meaning given to such term in the Company LLC Agreement.
“Sanctioned Entity” means (a) an agency of the government of, (b) an organization directly or indirectly owned or controlled by, or (c) an individual that acts on behalf of, a country or territory that is subject to, or the target of, Sanctions, including a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time, to the extent that such program administered by OFAC is applicable to any such agency, organization or person.
“Sanctioned Person” means a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/index.html, or as otherwise published from time to time or any other Sanctions-related list maintained by an applicable Governmental Authority.
“Sanctions” means any sanctions imposed, administered or enforced from time to time by any applicable Governmental Authority, including those administered by OFAC, the U.S. Department of State, Her Majesty’s Treasury, the United Nations, the European Union, or any agency or subdivision of any of the foregoing, including any regulations, rules, and executive orders issued in connection therewith.
“Schedules” means the schedules attached to this Agreement.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Seller Representative” has the meaning given to such term in the introductory paragraph of this Agreement.
“Seller Tax Matter” means (a) making or revoking an election on any Flow-Through Return of any Company Entity filed after the Closing Date that could reasonably be expected to adversely affect the Taxes or Tax Returns of any Company Entity or any Non-Blocker Company Member (or any direct or indirect owner of any Non-Blocker Company Member) for a Pre-Closing Tax Period; (b) extending or waiving the applicable statute of limitations with respect to any Flow-Through Return of any Company Entity for a Pre-Closing Tax Period; (c) filing any ruling request with any Taxing Authority that relates to any Flow-Through Return of any Company Entity for a Pre-Closing Tax Period; (d) causing any Company Entity to engage in a transaction on the Closing Date, but after the Closing, that is outside the ordinary course of business, is not contemplated by this Agreement, and could reasonably be expected to adversely affect the Taxes or Tax Returns of any Company Entity or any Non-Blocker Company Member (or any direct or indirect owner of any Non-Blocker Company Member) for a Pre-Closing Tax Period; (e) any disclosure to, or any discussions with, a Taxing Authority regarding any Flow-Through Return of any Company Entity for a Pre-Closing Tax Period, including disclosures to, or discussions with, a Taxing Authority with respect to filing any such Flow-Through Return in jurisdictions in which the Company Entities did not file a Flow-Through Return for such period; (f) increasing any Non-Blocker Company Member’s liability for Income Taxes with respect to any Company Entity for a Pre-Closing Tax Period; or (g) changing the character of any income or gain reported on any Flow-Through Return of any Company Entity in a manner that could be reasonably expected to adversely affect the Taxes or Tax Returns of any Company Entity or any Non-Blocker Company Member (or any direct or indirect owner of any Non-Blocker Company Member) for a Pre-Closing Tax Period.
“Shares of Capital Stock” means, with respect to each Blocker Company, the shares, units, membership interests or ownership percentages of Capital Stock, however denominated, of such Blocker Company.
“Sponsor Warrant Cancelation” has the meaning given to such term in the Parent Sponsor Agreement.

“Stock Transaction Expenses” has the meaning given to such term in Section 2.7(c).
“Straddle Period” means any taxable period that includes, but does not end on, the Closing Date.
“Subsidiary” means, with respect to any Person, any other Person, whether incorporated or unincorporated, of which (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest or (c) a managing member interest, is directly or indirectly owned or controlled by such Person or by one or more of its respective Subsidiaries.
“Tax” or “Taxes” means any (a) U.S. federal, state, local or foreign taxes, assessments, charges, duties, fees, levies, imposts, or other similar charges imposed by any Governmental Authority, including all net income, gross receipts, branch profits, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, equity, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, alternative or add-on minimum or estimated tax, or other tax of any kind whatsoever, including any interest, penalty or addition thereto, and (b) Liability for any item described in clause (a) by operation of Law, as a transferee or successor, by Contract or otherwise, in each case whether disputed or not.
“Tax Proceeding” means any audit, litigation or other Proceeding with respect to Taxes.
“Tax Return” means any return, declaration, report, claim for refund or information return or statement of any kind relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, filed or required to be filed with any Taxing Authority.
“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes or purports to impose such Tax, and the agency (if any) charged with collection of such Tax for such Governmental Authority.
“Top Customers” has the meaning given to such term in Section 4.27(a).
“Top Suppliers” has the meaning given to such term in Section 4.27(b).
“Transaction Confidentiality Agreement” has the meaning given to such term in Section 6.10(a).
“Transactions” means the Mergers, the Parent Contribution and the other transactions to be effected at Closing pursuant to this Agreement and the Ancillary Agreements.
“Transfer” means, with respect to any Company Units or Shares of Capital Stock of a Blocker Company, any direct or indirect offer, sale, assignment, disposition, loan or other transfer of, or the creation of any Lien on, (by operation of Law or otherwise and either voluntary or involuntary) such Company Units or Capital Stock or any interest therein, or the entry into any contract, option or other arrangement or understanding with respect to any of the foregoing.
“Transfer Taxes” means all transfer, sales, use, goods and services, value added, documentary, stamp duty, transfer, conveyance, registration, and other similar Taxes, duties, fees or charges incurred in connection with the Transactions and otherwise pursuant to this Agreement.
“Trust Account” means that certain trust account at J.P. Morgan Chase Bank, N.A. established by the Trustee into which a portion of the proceeds received by Parent from its IPO have been deposited for the benefit of Parent’s public stockholders.
“Trust Agreement” means the Investment Management Trust Agreement dated as of March 9, 2017, by and between Parent and the Trustee.
“Trustee” means Continental Stock Transfer & Trust Company, acting as trustee of the Trust Account.
“UK Bribery Act” means the United Kingdom Bribery Act 2010.
“Underwriting Agreement” means the Underwriting Agreement dated March 9, 2017 between Parent and Cantor.
“Union” means a union, works council or other labor organization.

“USWS” means U.S. Well Services, LLC, a Delaware limited liability company.
“USWS Management Co.” means USWS Management Company, LLC, a Delaware limited liability company.
“WARN Act” has the meaning given to such term in Section 4.22(d).
“Willful and Material Breach” shall mean a material breach that is a consequence of an act undertaken by the breaching Party with the actual knowledge and intent that the taking of such act would constitute a breach of this Agreement.
1.2 Rules of Construction.
(a) All article, section, subsection, schedules and exhibit references used in this Agreement are to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified. The exhibits and schedules attached to this Agreement constitute a part of this Agreement and are incorporated herein for all purposes.
(b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear and any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall only be a reference to such Law as of the Execution Date. Currency amounts referenced herein are in U.S. Dollars. Terms defined in the singular have the corresponding meanings in the plural, and vice versa.
(c) Time is of the essence in this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.
(d) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.
(e) Each Party acknowledges that it and its attorneys have been given an equal opportunity to negotiate the terms and conditions of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party or any similar rule operating against the drafter of an agreement shall not be applicable to the construction or interpretation of this Agreement.
(f) Unless otherwise indicated, with respect to any Company Entity, the terms “ordinary course of business” or “ordinary course” shall be deemed to refer to the ordinary conduct of business in a manner consistent with the past practices and customs of such Company Entity.
ARTICLE II
THE TRANSACTIONS; CLOSING
2.1 Determination of Aggregate Merger Consideration Amount.
(a) During the Interim Period, the Company shall, at the request of Parent, provide to Parent such information as Parent may reasonably request regarding matters that will factor into the calculation of the Closing Adjusted Net Debt Amount.
(b) Not less than five Business Days prior to the anticipated Closing Date, the Company shall deliver to Parent a written statement (the “Closing Statement”) setting forth the Company’s good faith estimates of the Closing Net Debt Amount, the Closing Working Capital Amount, the Approved Growth Capex Amount and the Closing Adjusted Net Debt Amount, together with supporting information and calculations in reasonable detail, and the resulting estimated Adjustment Amount and estimated Aggregate Merger Consideration Amount. If Parent disagrees with any amounts set forth on the Closing Statement delivered by the Company, (i) Parent shall notify the Company in writing of such disagreement (a “Disagreement Notice”) no later than the third Business Day after delivery by the Company to Parent of the Closing Statement and (ii) the Company and Parent shall cooperate to resolve such disagreements and agree to a revised Closing Statement prior to the Closing Date. The “Estimated Aggregate Merger Consideration Amount” shall be the estimated Aggregate Merger Consideration Amount set forth on (i) such revised Closing Statement if one is agreed to by the Company and Parent prior to the Closing Date or (ii) the Closing Statement delivered by the Company to Parent if either (A) Parent does not timely deliver to the Company a Disagreement Notice or (B) Parent does timely deliver a Disagreement Notice to the Company and the Company and Parent do not agree to a revised Closing Statement prior to the Closing Date. The Estimated Aggregate Merger Consideration Amount shall be used for the purposes of the issuance and delivery on the Closing Date by Parent and the Company, as applicable, of shares of Parent Class A Common Stock, shares of Parent Class B Stock and Common Units.
(c) Not later than 75 days after the Closing Date, Parent shall prepare and deliver to the Seller Representative a written statement (the “Final Statement”), which shall be approved in advance of delivery by the audit committee of the Parent Board, setting forth Parent’s final calculation of the Closing Net Debt Amount, the Closing Working Capital Amount, the Approved Growth Capex Amount and the Closing Adjusted Net Debt Amount, together with supporting information and calculations in reasonable detail, and the resulting Adjustment Amount and Aggregate Merger Consideration Amount. If the Final Statement is not delivered to the Seller Representative within 75 days after the Closing Date, the Seller Representative may elect, at the Seller’s Representatives sole discretion, for the Closing Statement, and the estimated amounts of the Closing Net Debt, the Closing Working Capital Amount, the Approved Growth Capex Amount, and the Closing Adjusted Net Debt Amount, and the resulting Adjustment Amount and Aggregate Merger Consideration Amount, in each case contained therein, delivered pursuant to Section 2.1(b) to be deemed to constitute the finally determined Final Statement and the amounts of the Closing Net Debt, the Closing Working Capital Amount, the Approved Growth Capex Amount, and the Closing Adjusted Net Debt Amount, and the resulting Adjustment Amount and Aggregate Merger Consideration Amount pursuant to this Section 2.1(c), which amounts shall be final and binding upon the Parties, the Blocker Stockholders and the Non-Blocker Company Members for all purposes hereunder.
If the Seller Representative objects to Parent’s calculation of any of the amounts set forth in the Final Statement, the Seller Representative shall deliver to the Company written notice thereof  (an “Objection Notice”) within 45 days after the Seller Representative’s receipt of the Final Statement (the “Objection Period”), which Objection Notice shall include reasonable detail regarding the Seller Representative’s specific objections to the calculation of such amount(s) set forth in the Final Statement, together with supporting information and calculations in reasonable detail. If the Seller Representative does not deliver an Objection Notice to Parent prior to the end of the Objection Period, the Aggregate Merger Consideration Amount set forth in the Final Statement delivered by Parent shall be deemed final and binding on the Parties, the Blocker Stockholders and the Non-Blocker Company Members. If the Seller Representative delivers an Objection Notice to Parent during the Objection Period, (i) each amount set forth in the Final Statement as to which the Seller Representative does not raise an objection in such Objection Notice shall be deemed final and binding on the Parties, the Blocker Stockholders and the Non-Blocker Company Members, and (ii) Parent and the Company shall attempt to resolve the objections set forth in such Objection Notice and agree on the amount(s) to which such objections relate within 30 days after Parent’s receipt of the Objection Notice (the “Resolution Period”). If Parent and the Seller Representative are able to resolve such objections and agree on the amount(s) to which such objections relate within the Resolution Period, which resolution and agreement must be approved by the audit committee of the Parent Board, such amount(s) as so agreed and the resulting Aggregate Merger Consideration Amount shall be set forth in a revised Final Statement, which each of Parent and the Company shall acknowledge in writing, and the Aggregate Merger Consideration Amount set forth in such revised Final Statement shall be final and binding on the Parties, the Blocker Stockholders and the Non-Blocker Company Members. If Parent and the Seller Representative fail to resolve the objections set forth in the Objection Notice and agree on the amount(s) to which such objections relate prior to the end of the Resolution Period, then Parent and the Seller Representative shall, within five Business Days after the end of the Resolution Period,

(i) refer the specific amount(s) that remain in dispute (the “Disputed Amounts”) to Ernst & Young LLP or, if Ernst & Young LLP is unavailable to serve in such capacity, another independent accounting firm of national reputation selected by mutual agreement of Parent and the Seller Representative (the “Independent Accounting Firm”) and (ii) direct the Independent Accounting Firm to make a determination as to all Disputed Amounts (and only the Disputed Amounts) as promptly as reasonably practicable (and in any event within 60 days after its engagement) and to promptly notify Parent and the Seller Representative in writing of its determination. Each of Parent and the Seller Representative shall cooperate with the Independent Accounting Firm in connection with its determination of the Disputed Amounts and provide the Independent Accounting Firm access to all information necessary in order to for the Independent Accounting Firm to make such determination. In making its determination of the Disputed Amounts, the Independent Accounting Firm (i) shall not be permitted to assign a value to any particular Disputed Amount greater than the greatest value for such Disputed Amount claimed by Parent or the Seller Representative or less than the lowest value for such Disputed Amount claimed by Parent or the Seller Representative (except to the extent that the resolution of a Disputed Amount results in a corresponding change to any other amount) and (ii) shall make such determination in a manner that is consistent in all respects with the terms and provisions of this Agreement and shall not have the power to modify, amend or deviate from any term or provision of this Agreement. Parent shall bear and pay all of the fees and other costs charged by the Independent Accounting Firm. The Independent Accounting Firm’s determination of the Disputed Amounts shall be final and binding upon the Parties, the Blocker Stockholders and the Non-Blocker Company Members for all purposes hereunder. Following the Independent Accounting Firm’s determination of the Disputed Amounts, the Closing Net Debt Amount, the Closing Working Capital Amount, the Approved Growth Capex Amount and the Closing Adjusted Net Debt Amount and the resulting Adjustment Amount and Aggregate Merger Consideration Amount, calculated in accordance with the Independent Accounting Firm’s determination of the Disputed Amounts (and as otherwise previously deemed final), shall be set forth in a revised Final Statement, which each of Parent and the Seller Representative shall acknowledge in writing, and the Aggregate Merger Consideration Amount set forth in such revised Final Statement shall be final and binding on the Parties, the Blocker Stockholders and the Non-Blocker Company Members.
For purposes of complying with the terms set forth in this Section 2.1(c), Parent shall, and shall cause the Company Entities to, cooperate and make available to Seller Representative and its representatives and advisors, all information, records, data, working papers (including, subject to customary access letters, those work papers of its accountants), supporting schedules, calculations and other documentation that relate to Parent’s preparation of the Final Statement and calculations of Closing Net Debt, the Closing Working Capital Amount, the Approved Growth Capex Amount, and the Closing Adjusted Net Debt Amount, and the resulting Adjustment Amount and Aggregate Merger Consideration Amount (collectively, the “Post-Closing Adjustment Items and Calculations”), and shall permit reasonable access (during normal business hours, upon reasonable advance notice and in a manner reasonably designed to minimize the disruption on the conduct of the business of Parent and its Subsidiaries (including the Company Entities after the Closing)) to its and such Subsidiaries’ facilities, personnel and accountants, in each case, to the extent involved in the preparation of the Post-Closing Adjustment Items and Calculations, and as may be reasonably required in connection with the review and analysis of such Post-Closing Adjustment Items and Calculations and the resolution of any disputes in connections therewith. The obligations under this paragraph shall begin as of the delivery of the Final Statement and end as of the date the Post-Closing Adjustment Items and Calculation becomes final, conclusive and binding under this Section 2.1(c).
Parent agrees that, following the Closing Date through the date the Post-Closing Adjustment Items and Calculation becomes final, conclusive and binding under this Section 2.1(c), it will not take any actions, and will cause its Subsidiaries (including the Company Entities after the Closing) not to take any actions, with respect to the accounting books, records, policies, procedures on which the estimate of Post-Closing Adjustment Items and Calculations contained in the Closing Statement is based or on which such Post-Closing Adjustment Items and Calculations reflected in the Final Statement is to be based that would impede or delay (other than in an immaterial manner, or as may be required by GAAP or applicable Laws) the determination of the finally determined Post-Closing Adjustment Items or Calculations or the preparation of the Disagreement Notice.
(d) If the Aggregate Merger Consideration Amount, as finally determined pursuant to Section 2.1(c), exceeds the Estimated Aggregate Merger Consideration Amount by more than $5,000,000, then, within five Business Days after such final determination of the Aggregate Merger Consideration Amount:
(i) Parent shall issue to each Blocker Stockholder a number of shares of Parent Class A Common Stock (together with cash in lieu of fractional shares as provided in Section 2.4(b)(i)) such that aggregate number of shares of Parent Class A Common Stock issued to such Blocker Stockholder pursuant to this Agreement is equal to the number of shares of Parent Class A Common Stock such Blocker Stockholder would have received on the Closing Date if the finally determined Aggregate Merger Consideration Amount, rather than the Estimated Aggregate Merger Consideration Amount, were used for purposes of determining the number of shares of Parent Class A Common Stock to be issued and delivered on the Closing Date;
(ii) the Company shall issue to each Non-Blocker Company Member a number of Common Units (together with cash in lieu of fractional Common Units as provided in Section 2.6(b)(i)) such that aggregate number of Common Units issued to such Non-Blocker Company Member pursuant to this Agreement is equal to the number of Common Units such Non-Blocker Company Member would have received on the Closing Date if the finally determined Aggregate Merger Consideration Amount, rather than the Estimated Aggregate Merger Consideration Amount, were used for purposes of determining the number of Common Units to be issued and delivered on the Closing Date;
(iii) Parent shall contribute to the Company a number of shares of Parent Class B Common Stock equal to the aggregate number of Common Units issued by the Company pursuant to clause (ii) of this Section 2.1(d), and the Company shall deliver to each Non-Blocker Company Member a number of shares of Parent Class B Common Stock equal to the number of Common Units issued to such Non-Blocker Company Member pursuant to clause (ii) of this Section 2.1(d); and
(iv) the Company shall issue to Parent a number of Common Units equal to the number of shares of Parent Class A Common Stock issued pursuant to clause (i) of this Section 2.1(d).
(e) If the Estimated Aggregate Merger Consideration Amount exceeds the Aggregate Merger Consideration Amount, as finally determined pursuant to Section 2.1(c), by more than $5,000,000, then, within five Business Days after such final determination of the Aggregate Merger Consideration Amount:
(i) Parent shall cancel a number of the shares of Parent Class A Common Stock issued to each Blocker Stockholder on the Closing Date such that aggregate number of shares of Parent Class A Common Stock issued to such Blocker Stockholder pursuant to this Agreement and not so canceled is equal to the number of shares of Parent Class A Common Stock such Blocker Stockholder would have received on the Closing Date if the finally determined Aggregate Merger Consideration Amount, rather than the Estimated Aggregate Merger Consideration Amount, were used for purposes of determining the number of shares of Parent Class A Common Stock to be issued and delivered on the Closing Date;
(ii) the Company shall cancel a number of the Common Units issued to each Non-Blocker Company Member on the Closing Date such that aggregate number of Common Units issued to such Non-Blocker Company Member pursuant to this Agreement and not so canceled is equal to the number of Common Units such Non-Blocker Company Member would have received on the Closing Date if the finally determined Aggregate Merger Consideration Amount, rather than the Estimated Aggregate Merger Consideration Amount, were used for purposes of determining the number of Common Units to be issued and delivered on the Closing Date;
(iii) Parent shall cancel a number of the shares of Parent Class B Common Stock issued to each Non-Blocker Company Member on the Closing Date equal to the number of Common Units issued by the Company to such Non-Blocker Company Member on the Closing Date and canceled pursuant to clause (ii) of this Section 2.1(e); and
(iv) the Company shall cancel a number of Common Units held by Parent equal to the number of shares of Parent Class A Common Stock canceled pursuant to clause (i) of this Section 2.1(e).
The Parties agree that all shares of Parent Class A Common Stock, Common Units and shares of Parent Class B Common Stock canceled pursuant to this Section 2.1(e) shall be so canceled and forfeited by the holder thereof, and such cancelation and forfeiture shall be binding on each Blocker Stockholder, each Non-Blocker Company Member and Parent, as applicable, and their respective successors and assigns, automatically and without any action of any such Person. For the avoidance of doubt, in no event shall the adjustment under this clause (e) result in a cancellation of Parent Class A Common Stock, Parent Class B Common Stock, or Common Units based on finally determined Aggregate Merger Consideration Amount that is less than the Baseline Aggregate Merger Consideration Amount.
(f) For the avoidance of doubt, if the Aggregate Merger Consideration Amount, as finally determined pursuant to Section 2.1(c), is not greater than or less than the Estimated Aggregate Merger Consideration Amount by more than $5,000,000, no issuance or cancelation of shares of Parent Class A Common Stock, Common Units and shares of Parent Class B Common Stock shall occur pursuant to Section 2.1(d) or Section 2.1(e), and no other adjustment or payment shall be made in respect of the difference between such finally determined Aggregate Merger Consideration Amount and the Estimated Aggregate Merger Consideration Amount.
(g) If the applicable Merger Consideration is not issued and delivered to a Blocker Stockholder or a Non-Blocker Company Member on the Closing Date pursuant to the last paragraph of Section 2.9 or Section 2.10 and is later delivered to such Blocker Stockholder or Non-Blocker Company pursuant to such paragraph, then (i) if such Merger Consideration is delivered prior to any issuance or cancelation pursuant to Section 2.1(d) or Section 2.1(e), such Merger Consideration shall be deemed for purposes of Section 2.1(d) or Section 2.1(e), as applicable, to have been issued and delivered on the Closing Date, and (ii) if such Merger Consideration is delivered after any issuance or cancelation pursuant to Section 2.1(d) or Section 2.1(e), the amount of such Merger Consideration shall be determined after giving effect to Section 2.1(d) or Section 2.1(e), as applicable, rather the amount of such Merger Consideration that otherwise would have been issued and delivered to such Blocker Stockholder or Non-Blocker Company Member on the Closing Date.
2.2 Allocation of Merger Consideration.
(a) It is the intent of the Parties that the sum of  (i) the number of shares of Parent Class A Common Stock issuable pursuant to the Blocker Merger as provided in Section 2.4(b)(i) and (ii) the number of Common Units issuable to the Non-Blocker Company Members pursuant to the Company Merger as provided in Section 2.6(b)(i) shall be equal (without giving effect to the payment of cash in lieu of fractional shares or units as provided in Section 2.4(b)(i) and Section 2.6(b)(i)) to (A) the Aggregate Merger Consideration Amount divided by (B) $10.00.
(b) Not less than five Business Days prior to the anticipated Closing Date, the Company shall deliver to Parent and Merger Sub a written statement (the “Merger Consideration Allocation Statement”) setting forth:
(i) for each Company Member the percentage of the Aggregate Merger Consideration Amount that is allocable to such Company Member (such Company Member’s “Merger Consideration Percentage”), which shall total 100% and shall be determined in accordance with the provisions of the Company LLC Agreement governing the allocation of the consideration for an Approved Sale unless Parent provides its prior written consent to a different basis of determination (such consent not to be withheld or delayed unreasonably); and
(ii) for each Blocker Stockholder, the percentage of the Applicable Blocker Merger Consideration for the applicable Blocker Company that is allocable to such Blocker Stockholder (for each Blocker Stockholder, its “Applicable Blocker Consideration Percentage”), which shall total 100% and shall be determined on the basis of the relative rights of all of the Blocker Stockholders of such Blocker Company to share in the Applicable Blocker Merger Consideration based on the number and type of Shares of Capital Stock of such Blocker Company owned by each of them and, as applicable, the Organizational Documents of such Blocker Company Member and applicable Law.
The Merger Consideration Percentages and the Applicable Blocker Consideration Percentages (collectively, the “Allocation Percentages”) set forth in the Merger Consideration Allocation Statement shall be binding on all Parties and shall be used by Parent and Merger Sub for purposes of issuing the Merger Consideration to the Blocker Stockholders and the Non-Blocker Company Members pursuant to this Article II. In issuing the Merger Consideration pursuant to this Article II, Parent and Merger Sub shall be entitled to rely fully on the Allocation Percentages set forth in the Merger Consideration Allocation Statement, and none of Parent, Merger Sub or any of their respective Affiliates shall have any responsibility for determining or confirming the Allocation Percentages, nor shall any of them have any liability to any other Party or any other Person (including any Blocker Stockholder, any Non-Blocker Company Member or any of their respective owners or Affiliates) related to such Allocation Percentages or issuance of the Merger Consideration based on such Allocation Percentages, including if any of the Allocation Percentages is later established to have been determined erroneously.
In addition to the Merger Consideration Allocation Statement, the Company shall request in writing that each of the Blocker Stockholders and the Non-Blocker Company Members (to the extent entitled to receive Company Merger Consideration) deliver, or cause to be delivered, not less than five Business Days prior to the Closing Date, to Parent (i) the Letter of Transmittal with respect to each such Blocker Stockholder and each such Non-Blocker Company Member in order for Parent or Merger Sub, as applicable, to issue the Merger Consideration to such Persons pursuant to this Article II, together with IRS Forms W-9 or W-8, as applicable, (ii) duly executed counterparts of the Registration Rights and Lock-Up Agreement, and (iii) solely with respect to such Non-Blocker Company Members, duly executed counterparts of the A&R Company LLC Agreement, in each case executed by such Persons (such materials described in clauses (i), (ii) and (iii), collectively, the “Company Equityholder Materials”). The Company and the Blocker Companies shall use their commercially reasonable efforts to cause such Company Equityholder Materials to be timely delivered to Parent in accordance with the immediately preceding sentence.
2.3 Directors and Officers of Parent.
(a) Subject to the conditions set forth in this Agreement, on the Closing Date and immediately after the Company Merger Effective Time, Parent shall cause the total number of directors constituting the entire Parent Board to be seven and cause the Parent Board to consist of the individuals listed on Schedule 2.3(a); provided, however, that if any of such individuals is unwilling or unable to serve as a member of the Parent Board, such individual shall be replaced by an individual (i) designated by Parent, if the individual who is unwilling or unable to serve is listed as a “Parent Designee” on Schedule 2.3(a), (ii) designated by the Company, if the individual who is unwilling or unable to serve is listed as a “Company Designee” on Schedule 2.3(a), (iii) designated by Crestview, if the individual who is unwilling or unable to serve is listed as a “Crestview Designee” on Schedule 2.3(a) and (iv) who is independent for purposes of NASDAQ rules if the individual who is unwilling or unable to serve is listed as an “Independent Director” on Schedule 2.3(a). From and after the Closing Date, such directors shall serve as such until their respective successors are duly elected or appointed and qualified or their earlier resignation or removal.
(b) Subject to the conditions set forth in this Agreement, on the Closing Date and immediately after the Company Merger Effective Time, Parent shall cause the individuals listed on Schedule 2.3(b) to be the officers of Parent holding the office or offices designated for each such individual listed for such individual on Schedule 2.3(b); provided, however, that if any of such individuals is unwilling or unable to serve as an officer of the Parent, such individual shall be replaced by an individual mutually agreed by Parent and the Company. From and after the Closing Date, such officers shall serve until their resignation or removal by the Parent Board.

2.4 The Blocker Merger.
(a) The Blocker Merger.   On the terms and subject to the conditions set forth in this Agreement and the applicable provisions of Delaware Law and the Laws of each Applicable Blocker Jurisdiction, on the Closing Date, each Blocker Company shall be merged with and into Parent (collectively, the “Blocker Merger”), whereupon the separate corporate (or other applicable Entity) existence of each Blocker Company shall cease and Parent shall continue as the surviving corporation of the Blocker Merger. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent shall cause the Blocker Merger to be consummated under Delaware Law and the Laws of each Applicable Blocker Jurisdiction by filing a certificate of merger in customary form and substance (the “Blocker Merger Certificate of Merger”) contemporaneously with the Delaware Secretary of State and the secretary of state or other applicable Governmental Authority of each Applicable Blocker Jurisdiction in accordance with the applicable provisions of Delaware Law and the Laws of each Applicable Blocker Jurisdiction. The time of such filing of the Blocker Merger Certificate of Merger with the Delaware Secretary of State and the secretary of state or other applicable Governmental Authority of each Applicable Blocker Jurisdiction is referred to herein as the “Blocker Merger Effective Time.”
(b) Effects of the Blocker Merger on the Capital Stock of the Blocker Companies and Parent.
(i) At the Blocker Merger Effective Time, by virtue of the Blocker Merger and without any action on the part of Parent, any Blocker Company or any Blocker Stockholder, the Shares of Capital Stock of each Blocker Company that are issued and outstanding immediately prior to the Blocker Merger Effective Time (A) shall be converted into, in the aggregate for all such Shares of Capital Stock of such Blocker Company, the right to receive the Applicable Blocker Merger Consideration for such Blocker Company and (B) shall be canceled, shall cease to exist and shall no longer be outstanding. For purposes of the foregoing, each Share of Capital Stock of each Blocker Company shall be converted into the right to receive a portion of the Applicable Blocker Merger Consideration for such Blocker Company such that each Blocker Stockholder is entitled to receive its Applicable Blocker Consideration Percentage of the Applicable Blocker Merger Consideration for such Blocker Company. Notwithstanding the foregoing, no fractional shares of Parent Class A Common Stock shall be issued to the Block Stockholders pursuant to the Blocker Merger, and, in lieu of issuance of any such fractional share, Parent shall pay to each Blocker Stockholder cash in the amount of  (I) the fraction of a share of Parent Class A Common such Blocker Stockholder would otherwise be entitled to receive multiplied by (II) $10.00.
From and after the Blocker Merger Effective Time, (A) no Blocker Stockholder shall have any rights with respect to Shares of Capital Stock of any Blocker Company issued and outstanding immediately prior to the Blocker Merger Effective Time, other than the right to receive the portion of the Applicable Blocker Merger Consideration into which such Shares of Capital Stock have been converted as provided in this Section 2.4(b)(i), and (B) any certificate evidencing ownership of any Shares of Capital Stock of any Blocker Company shall evidence only the right to receive the portion of the Applicable Blocker Merger Consideration into which the Shares of Capital Stock evidenced by such certificate immediately prior to the Blocker Merger Effective Time have been so converted. The Applicable Blocker Merger Consideration, when issued at Closing to the Blocker Stockholders of the applicable Blocker Company, shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares of Capital Stock of such Blocker Company. From and after the Blocker Merger Effective Time, there shall be no further registration of transfers on the records of any Blocker Company or Parent of any Shares of Capital Stock of any Blocker Company that were issued and outstanding immediately prior to the Blocker Merger Effective Time.
(ii) At the Blocker Merger Effective Time, all of the Capital Stock of Parent and all of the Parent Warrants issued and outstanding immediately prior to the Blocker Merger Effective Time shall remain outstanding and shall be unaffected by the Blocker Merger, subject to the Class F Common Stock Conversion, the Founder Share Cancelation and, to the extent applicable under the terms of the Parent Sponsor Agreement, the Sponsor Warrant Cancelation, each to be effective at Closing as provided in the Parent Sponsor Agreement and the A&R Parent Certificate of Incorporation, as applicable.

(c) Parent Certificate of Incorporation.   At the Blocker Merger Effective Time, by virtue of the Blocker Merger, the Parent Certificate of Incorporation shall be amended and restated in its entirety to be in the form of the A&R Parent Certificate of Incorporation, which, from and after the Blocker Merger Effective Time shall be the certificate of incorporation of Parent until duly amended in accordance with its terms and Delaware Law.
(d) General Effects of the Blocker Merger.   At the Blocker Merger Effective Time, the effects of the Blocker Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law and the Laws of each Applicable Blocker Jurisdiction. Without limiting the generality of the foregoing, and subject thereto, at the Blocker Merger Effective Time, all of the property, rights, privileges, powers and franchises of each Blocker Company and Parent shall vest in Parent, as the surviving corporation of the Blocker Merger, and all debts, Liabilities and duties of each Blocker Company and Parent shall become the debts, Liabilities and duties of Parent, as the surviving corporation of the Blocker Merger.
2.5 Parent Contribution.   On the terms and subject to the conditions set forth in this Agreement, on the Closing Date and immediately after the Blocker Merger Effective Time, Parent shall contribute to Merger Sub, as a capital contribution in respect of the Merger Sub Interests, (a) cash in the amount of the Available Funds less (i) the amount of the Parent Transaction Expenses and (ii) the aggregate amount payable by Parent in lieu of fractional shares of Parent Class A Common Stock pursuant to Section 2.4(b)(i), (b) the number of shares of Parent Class B Common Stock included in the Company Merger Consideration, and (c) the number of shares of Parent Class A Common Stock to be used for the payment of Stock Transaction Expenses pursuant to Section 2.7(c) and Section 2.7(d) (the “Parent Contribution”).
2.6 The Company Merger.
(a) The Company Merger.   On the terms and subject to the conditions set forth in this Agreement and the applicable provisions of Delaware Law, on the Closing Date and immediately after the Parent Contribution, Merger Sub shall be merged with and into the Company (the “Company Merger”), whereupon the separate limited liability company existence of Merger Sub shall cease and the Company shall continue as the surviving limited liability company of the Company Merger. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company shall cause the Company Merger to be consummated under Delaware Law by filing a certificate of merger in customary form and substance (the “Company Merger Certificate of Merger”) with the Delaware Secretary of State in accordance with the applicable provisions of Delaware Law. The time of such filing of the Company Merger Certificate of Merger with the Delaware Secretary of State is referred to herein as the “Company Merger Effective Time.”
(b) Effects of the Company Merger on the Capital Stock of the Company and Merger Sub.
(i) At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of Merger Sub, the Company or any Company Member, all of the Company Units that are issued and outstanding immediately prior to the Company Merger Effective Time (other than the Parent Acquired Company Units, which are addressed in Section 2.6(b)(ii)) (A) shall be converted into the right to receive, in the aggregate with respect to all such Company Units, the Company Merger Consideration and (B) shall be canceled, shall cease to exist and shall no longer be outstanding. For purposes of the foregoing, each such Company Unit shall be converted into the right to receive a portion of the Company Merger Consideration such that each Non-Blocker Company Member is entitled to receive such Non-Blocker Company Member’s Individual Company Merger Consideration. Notwithstanding the foregoing, no fractional Common Units or fractional shares of Parent Class B Common Stock shall be issued to the Non-Blocker Company Members pursuant to the Company Merger, and, in lieu of issuance of any such fractional unit or share, the Company shall pay to each Non-Blocker Company Member cash in the amount of  (I) the fraction of a Common Unit such Non-Blocker Company Member would otherwise be entitled to receive multiplied by (II) $10.00.
From and after the Company Merger Effective Time, no Non-Blocker Company Member shall have any rights with respect to the Company Units held by such Non-Blocker Company

Member immediately prior to the Company Merger Effective Time, other than the right to receive such Non-Blocker Company Member’s Individual Company Merger Consideration. The Company Merger Consideration, when issued and delivered at Closing to the Non-Blocker Company Members, shall be deemed to have been paid in full satisfaction of all rights pertaining to all Company Units held by the Non-Blocker Company Members. From and after the Company Merger Effective Time, there shall be no further registration of transfers on the records of the Company of any Company Units that were issued and outstanding immediately prior to the Company Merger Effective Time.
(ii) At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of Parent, the Company or any Company Member, the Parent Acquired Company Units (A) shall be converted into the right to receive, in the aggregate with respect to all Parent Acquired Company Units, a number of Common Units equal to the number of shares of Parent Class A Common Stock included in the Blocker Merger Consideration and (B) shall be canceled, shall cease to exist and shall no longer be outstanding.
(iii) At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of Parent, Merger Sub or the Company, all of the Merger Sub Interests that are issued and outstanding immediately prior to the Company Merger Effective Time (A) shall be converted into the right to receive (I) a number of Common Units equal to the number of shares of Parent Class A Common Stock outstanding at the Closing (excluding the shares of Parent Class A Common Stock included in the Blocker Merger Consideration) after (1) the consummation of the Transactions (including the payment of any Stock Transaction Expenses paid at Closing), the PIPE Transactions, the Founder Share Cancelation and the Class F Common Stock Conversion and (2) the exercise, if any, by holders of shares of Parent Class A Common Stock of the Parent Stockholder Redemption Right and (II) Company Warrants to purchase a number of Common Units equal to the number of shares of Parent Class A Common Stock initially issuable upon exercise of the Parent Warrants outstanding at the Closing after the consummation of the Transactions and, if applicable pursuant to the terms of the Parent Sponsor Agreement, the Sponsor Warrant Cancelation and (B) shall be canceled, shall cease to exist and shall no longer be outstanding.
(c) Company LLC Agreement.   At the Company Merger Effective Time, by virtue of the Merger and without further action by the Company, any Company Member or any Person who acquires Common Units pursuant to the Company Merger, the Company LLC Agreement shall be amended and restated to be in the form of the A&R Company LLC Agreement, which, from and after the Company Merger Effective Time shall be the limited liability company agreement of the Company until duly amended in accordance with its terms and Delaware Law.
(d) General Effects of the Company Merger.   At the Company Merger Effective Time, the effects of the Company Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in Company, as the surviving limited liability company of the Company Merger, and all debts, Liabilities and duties of the Company and Merger Sub shall become the debts, Liabilities and duties of Company, as the surviving limited liability company of the Company Merger.
2.7 Company Contribution; Repayment of Indebtedness; Payment of Transaction Expenses.   On the terms and subject to the conditions set forth in this Agreement and the applicable provisions of Delaware Law, on the Closing Date and immediately after the Company Merger Effective Time:
(a) The Company shall contribute to USWS, as a capital contribution, cash in the amount of the Available Funds contributed to Merger Sub by Parent in the Parent Contribution less the aggregate amount payable by the Company in lieu of fractional Company Units and fractional shares of Parent Class B Common Stock pursuant to Section 2.6(b)(i);
(b) The Company shall cause USWS to repay, out of the Available Funds contributed to it by the Company, all outstanding Indebtedness and other obligations of the Company Entities under the Credit Agreement, and the Credit Agreement shall be terminated (other than with respect to any provision of the Credit Agreement that by its express terms survives such termination, which provision(s) shall continue in accordance with their terms);
(c) The Company shall cause USWS to pay, out of the Available Funds contributed to it by the Company, all Company Transaction Expenses that are due and payable at Closing; provided, however, that any Company Transaction Expenses with respect to which Parent and the Person entitled to receive such Company Transactions Expenses have agreed to the payment of such Company Transaction Expenses in shares of Parent Class A Common Stock (“Stock Transaction Expenses”) (which agreement between Parent and each such other Person, if any, shall provide for the payment of such Stock Transaction Expenses on the basis of one share of Parent Class A Common Stock for each $10.00 of such Stock Transaction Expenses, but without the prior written consent of the Company obtained prior to Closing, such amount of Company Transaction Expenses payable in Parent Class A Common Stock shall not exceed $15,000,000; provided, however, that the portion of the Change in Control CEO Bonus Amount required to be paid in shares of Parent Class A Common Stock shall in any event be a Stock Transaction Expense) shall not be paid by USWS pursuant to this Section 2.7(c) and instead shall be payable as provided in Section 2.7(d); and
(d) Parent shall (i) pay all Parent Transaction Expenses that are payable at Closing and (ii) in the case of any Stock Transaction Expenses that are payable at Closing, Parent shall (A) issue shares of Parent Class A Common Stock in an amount equal to (I) the dollar amount of such Stock Transaction Expenses divided by (II) $10.00, (B) contribute such shares of Parent Class A Common Stock to Merger Sub as part of the Parent Contribution as provided in Section 2.5, and (C) after the Company Merger Effective Time, cause the Company to transfer such shares of Parent Class A Common Stock in payment and satisfaction of such Stock Transaction Expenses. The Parties acknowledge and agree that, for U.S. federal Income Tax purposes, (x) the deemed contribution of such shares of Parent Class A Common Stock to be used for the payment and satisfaction of Stock Transaction Expenses to the Company in exchange for Common Units shall be treated as a contribution to a partnership described in Section 721 of the Code, and (y) the payment and satisfaction of Stock Transaction Expenses by the Company with shares of Parent Class A Common Stock shall be subject to Section 1032(a) of the Code.
2.8 Closing.   Closing shall take place at the offices of Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, Texas 77002 at 9:00 a.m. local time on the fifth Business Day after the conditions to Closing set forth in Article VII and Article VIII (other than those conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of those conditions) have been either satisfied or waived by the Party entitled to waive such conditions, or on such other date and at such other time and place as Parent and the Company mutually agree in writing. The events and actions contemplated by Section 2.3, Section 2.4, Section 2.5, Section 2.6 and Section 2.7 shall occur or be taken on the Closing Date at the times and in the sequence contemplated by such Sections. The Closing shall be deemed to have been completed and effective for all purposes on the Closing Date at the time all of the events and actions contemplated by Section 2.3, Section 2.4, Section 2.5, Section 2.6 and Section 2.7, Section 2.9, Section 2.10 and Section 2.11 have occurred or been taken. Notwithstanding the foregoing, for applicable accounting and Tax purposes, the events and actions described in Section 2.4, Section 2.5, Section 2.6 and Section 2.7 shall be deemed to occur at the end of the day on the Closing Date.
2.9 Closing Deliveries by Parent.   At Closing, subject to the last paragraph of this Section 2.9, Parent shall deliver, or shall cause to be delivered, the following:
(a) to each Blocker Stockholder, (i) the shares of Parent Class A Common Stock issuable to such Blocker Stockholder in respect of the Shares of Capital Stock of the applicable Blocker Company held by such Blocker Stockholder pursuant the Blocker Merger as provided in Section 2.4(b)(i) (but determined based on the Estimated Aggregate Merger Consideration Amount as provided in Section 2.1(b)), which shares shall be delivered in book-entry form and not certificated, (ii) evidence of the recording of the issuance of such shares in the transfer books and records of Parent or its transfer agent, and (iii) any cash in lieu of a fractional share of Parent Class A Common Stock payable to such Blocker Stockholder pursuant to Section 2.4(b)(i);
(b) to each Non-Blocker Company Member, (i) the shares of Parent Class B Common Stock issuable to such Non-Blocker Company Member in respect of the Company Units held by such

Non-Blocker Company Member pursuant to the Company Merger as provided in Section 2.6(b)(i) (but determined based on the Estimated Aggregate Merger Consideration Amount as provided in Section 2.1(b)), which shares shall be delivered in book-entry form and not certificated and (ii) evidence of the recording of the issuance of such shares in the transfer books and records of Parent or its transfer agent;
(c) to the Blocker Stockholders and the Non-Blocker Company Members, a duly executed counterpart of the A&R Registration Rights Agreement, executed by Parent, Parent Sponsor and Cantor;
(d) to the Company, a duly executed counterpart of the A&R Company LLC Agreement, executed by Parent;
(e) to the Company Parties, evidence reasonably satisfactory to the Company that the Founder Share Cancelation and, if applicable pursuant to the terms of the Parent Sponsor Agreement, the Sponsor Warrant Cancelation have occurred or are occurring contemporaneously with the Closing;
(f) to the Company Parties, a copy of the A&R Parent Certificate of Incorporation, as filed with the Delaware Secretary of State, together with certification from the Delaware Secretary of State evidencing that the same has been filed with the Delaware Secretary of State;
(g) to the Company Parties, a copy of the Blocker Merger Certificate of Merger, as filed with the Delaware Secretary of State and the secretary of state or other applicable Governmental Authority of each Applicable Blocker Jurisdiction, together with certification from the Delaware Secretary of State and the secretary of state or other applicable Governmental Authority of each Applicable Blocker Jurisdiction evidencing that the same has been filed with the Delaware Secretary of State or the secretary of state or other applicable Governmental Authority of such Applicable Blocker Jurisdiction, as applicable;
(h) to the Company Parties, a certificate of Parent, dated as of the Closing Date, signed by an authorized officer of Parent, certifying that the conditions set forth in Sections 8.1 and 8.2 have been fulfilled; and
(i) to the Company Parties, evidence of  (i) the resignation or removal of all of Parent’s officers and directors (other than any such director who will continue as a director from and after the Closing Date pursuant to Section 2.3(a)) and (ii) the appointment or election of the officers and directors of Parent to be effective as of the Closing Date as provided in Section 2.3(a) and Section 2.3(b).
On the Closing Date, the issuance of  (i) the Parent Class A Common Stock to the Blocker Stockholders (and cash in lieu of fractional shares thereof) in accordance with Section 2.9(a) and (ii) the shares of Parent Class B Common Stock to the Non-Blocker Company Members in accordance with Section 2.9(b) shall be made only to those Blocker Stockholders and Non-Blocker Company Members, as applicable, that have delivered the Company Equityholder Materials to Parent no later than five Business Days prior to the Closing Date (except to the extent such five Business Day requirement is waived in writing by Parent in its sole discretion). Following the Closing Date, Parent shall cause such shares of Parent Class A Common Stock (and cash in lieu of fractional shares thereof) or Parent Class B Common Stock to be issued to any such Blocker Stockholder or Non-Blocker Company Member in accordance with Section 2.9(a) or Section 2.9(b), as applicable, to the extent not issued on the Closing Date, promptly after Parent receives the required Company Equityholder Materials from such Blocker Stockholder or Non-Blocker Company Member, as applicable.
2.10 Closing Deliveries by the Company.   At Closing, the Company shall deliver, or shall cause to be delivered, the following:
(a) to each Non-Blocker Company Member, (i) the Common Units issuable to such Non-Blocker Company Member in respect of the Company Units held by such Non-Blocker Company Member pursuant to the Company Merger as provided in Section 2.6(b)(i) (but determined based on the Estimated Aggregate Merger Consideration Amount as provided in Section 2.1(b)), which Common

Units shall not be certificated but the issuance thereof shall be recorded in, or in the manner specified in, the A&R Company LLC Agreement, and (ii) any cash in lieu of a fractional Common Unit and fractional share of Parent Class B Common Stock payable to such Non-Blocker Company Member pursuant to Section 2.6(b)(i);
(b) to Parent, (i) the Common Units issuable in respect of the Parent Acquired Company Units pursuant to the Company Merger as provided in Section 2.6(b)(ii) (but determined based on the Estimated Aggregate Merger Consideration Amount as provided in Section 2.1(b)) and (ii) the Common Units and Company Warrants issuable in respect of the Merger Sub Interests pursuant to the Company Merger as provided in Section 2.6(b)(iii) (but determined, in the case of such Common Units, based on the Estimated Aggregate Merger Consideration Amount as provided in Section 2.1(b)), which Common Units (in the case of clauses (i) and (ii) above) and Company Warrants shall not be certificated but the issuance thereof shall be recorded in, or in the manner specified in, the A&R Company LLC Agreement;
(c) to Parent, duly executed counterparts of the A&R Registration Rights Agreement, executed by each of the Blocker Stockholders and Non-Blocker Company Members that have provided the Company Equityholder Materials to Parent prior to Closing in accordance with Section 2.2(b) (final paragraph);
(d) to Parent, duly executed counterparts of the A&R Company LLC Agreement, executed by the Company and by each of the Non-Blocker Company Members that have provided the Company Equityholder Materials to Parent prior to Closing in accordance with Section 2.2(b) (final paragraph);
(e) to Parent and Merger Sub, a certificate of the Company, dated as of the Closing Date, signed by an authorized officer of the Company, certifying that the conditions set forth in Sections 7.1(a) and 7.2(a) have been fulfilled;
(f) to Parent, a certificate of non-foreign status of the Company, in a form reasonably acceptable to Parent, meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2); and
(g) to Parent, a copy of the Company Merger Certificate of Merger, as filed with the Delaware Secretary of State, together with certification from the Delaware Secretary of State evidencing that the same has been filed with the Delaware Secretary of State.
On the Closing Date, the issuance of the Common Units (and cash in lieu of fractional Common Units) to the Non-Blocker Company Members in accordance with Section 2.10(a) shall be made only to those Non-Blocker Company Members that have delivered the Company Equityholder Materials to Parent no later than five Business Days prior to the Closing Date (except to the extent such five Business Day requirement is waived in writing by Parent in its sole discretion). Following the Closing Date, Company shall cause such Common Units (and cash in lieu of fractional Common Units) to be issued to any such Non-Blocker Company Member in accordance with Section 2.10(a) to the extent not issued on the Closing Date, promptly after Parent receives the required Company Equityholder Materials from such Non-Blocker Company Member.
2.11 Closing Deliveries by the Blocker Companies.   At Closing, each Blocker Company shall deliver, or shall cause to be delivered, the following:
(a) to Parent and Merger Sub, a certificate of such Blocker Company, dated as of the Closing Date, signed by an authorized officer of such Blocker Company, certifying that the conditions set forth in Sections 7.1(b) and 7.2(b) have been fulfilled with respect to such Blocker Company;
(b) to Parent and Merger Sub, (i) a properly completed and executed certificate satisfying Treasury Regulation Sections 1.897-2(h) and 1.1445-2(c), certifying that the shares in such Blocker Company are not interests in a United States real property holding corporation within the meaning Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, and (ii) a notice to the IRS with respect to such Blocker Company that meets the requirement of Treasury Regulation Section 1.897-2(h)(2), in each case that is reasonably acceptable to Parent and Merger Sub; and

(c) to Parent, all certificates, if any, representing Shares of Capital Stock of such Blocker Company, from those Blocker Stockholders the Company Equityholder Materials to Parent prior to Closing in accordance with Section 2.2(b) (final paragraph).
2.12 Withholding.   Parent, the Company or any other applicable payor shall be entitled to deduct and withhold from the Merger Consideration or any other payment made pursuant to this Agreement such amounts as Parent, the Company or such payor, as applicable, is required to deduct and withhold under the Code, or any other applicable Law, with respect to the making of such payment; provided, however, that Parent and the Company shall use commercially reasonable efforts to notify the applicable payee of any amounts expected to be deducted and withheld and the basis for such deduction and withholding, at least five Business Days prior to making such deduction or withholding, and, in any event, shall provide such notice as soon as reasonably practicable upon becoming aware of its need to make such deduction or withholding. Parent or the Company, as applicable, shall reasonably cooperate with the applicable payee to reduce or eliminate any deductions and withholdings. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.
ARTICLE III
REPRESENTATIONS AND WARRANTIES REGARDING THE BLOCKER COMPANIES
Each Blocker Company hereby severally and not jointly represents and warrants to Parent and Merger Sub as to itself only but not on behalf of any other Blocker Company as follows:
3.1 Organization.   Such Blocker Company is validly existing and in good standing as the type of Entity specified for such Blocker Company on Schedule 3.1 under the Laws of the jurisdiction of organization of such Blocker Company specified for such Blocker Company on Schedule 3.1 (each such jurisdiction other than the State of Delaware, an “Applicable Blocker Jurisdiction”).
3.2 Authority and Enforceability.   Such Blocker Company has the requisite Entity power and authority to execute and deliver this Agreement and the Ancillary Agreements to be executed and delivered by such Blocker Company at Closing, to perform its obligations hereunder and thereunder, and to consummate the Transactions. The execution and delivery by such Blocker Company of this Agreement and the Ancillary Agreements to be delivered by such Blocker Company at Closing, the performance by such Blocker Company of its obligations hereunder and thereunder and the consummation of the Transactions have been duly and validly authorized by all necessary Entity action. This Agreement has been, and the Ancillary Agreements to be delivered by such Blocker Company Member at Closing will at Closing be, duly and validly executed and delivered by such Blocker Company and constitutes (or, in the case of the Ancillary Agreements to be delivered by such Blocker Company at Closing will, at Closing, constitute) the legal, valid and binding obligation of such Blocker Company enforceable against such Blocker Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.
3.3 No Conflicts; Consents and Approvals.   Except (i) as disclosed on Schedule 3.3, (ii) for such filings as may be required under the HSR Act and (iii) as may result from any facts or circumstances relating solely to Parent or its Affiliates and assuming all Governmental Approvals disclosed on Schedule 3.4 have been made or obtained, the execution and delivery by such Blocker Company of this Agreement and the Ancillary Agreements to be delivered by such Blocker Company at Closing, the performance by such Blocker Company of its obligations under this Agreement and such Ancillary Agreements and the consummation of the Transactions, do not and will not:
(a) violate or result in a breach of the Organizational Documents of such Blocker Company;
(b) result in any breach of, or constitute a default under (or constitute an event which with the giving of notice or lapse of time, or both, would become a default), or give to any third party any right of termination, consent, acceleration or cancellation of, or result in the creation of any Lien on the Company Units held by such Blocker Company or any Capital Stock of such Blocker Company pursuant to, any Contract to which such Blocker Company is a party or by which any of its Assets are bound; or

(c) violate or result in a breach of any Law applicable to such Blocker Company.
3.4 Governmental Approvals.   No Governmental Approval is required to be made or obtained by such Blocker Company in connection with such Blocker Company’s execution, delivery and performance of this Agreement and the Ancillary Agreements to be delivered by such Blocker Company at Closing or the consummation of the Transactions, except (a) as may be necessary as a result of any facts or circumstances relating solely to Parent or its Affiliates, (b) as would not reasonably be expected to prevent or materially delay or impair such Blocker Company’s performance of its obligations under this Agreement or the consummation of the Transactions, (c) for such filings as may be required under the HSR Act, and (d) as disclosed on Schedule 3.4.
3.5 Title to Company Units.   Such Blocker Company owns and holds, of record and beneficially, all of the Company Units specified for such Blocker Company on Schedule 3.5, in each case, free and clear of all Liens and restrictions on transfer other than those arising pursuant to (a) this Agreement, (b) the Organizational Documents of the Company, or (c) applicable securities Laws. Such Blocker Company has no outstanding options or other rights to acquire from any Company Entity or any other Person, and no obligation to sell, any Company Units or other Capital Stock or voting securities of any Company Entity or any securities convertible into or exercisable or exchangeable for Company Units or other Capital Stock or voting securities of any Company Entity, other than as provided in this Agreement.
3.6 Legal Proceedings.   As of the Execution Date, there is no Proceeding (filed by any Person other than Parent or any of its Affiliates) pending or, to such Blocker Company’s Knowledge, threatened against such Blocker Company before or by any Governmental Authority, which seeks an Order restraining, enjoining or otherwise prohibiting or making illegal or preventing or delaying any of the Transactions.
3.7 Brokers.   Such Blocker Company has no liability or obligation to pay fees or commissions to any broker, finder or agent with respect to the Transactions for which Parent, Merger Sub or any of the Company Entities could become liable or obligated.
3.8 No Other Activities.   Except as set forth on Schedule 3.8, such Blocker Company (i) was formed solely for the purpose of holding the Company Units held by it, (ii) has not conducted any business or engaged in any activities other than those directly related to holding the Company Units held by it, (iii) has no Assets other than the Company Units held by it, (iv) has no Liabilities, and (v) is not a party to any Contract other than the Company LLC Agreement and this Agreement.
3.9 Capitalization.
(a) The issued and outstanding Shares of Capital Stock of such Blocker Company consists solely of the Shares of Capital Stock of such Blocker Company set forth on Schedule 3.9, and all such Shares of Capital Stock of such Blocker Company (i) are owned of record by the Blocker Stockholder indicated on Schedule 3.9, (ii) have been validly issued, are fully paid and nonassessable, (iii) were issued in compliance with all applicable Law and the Organizational Documents of such Blocker Company, and (iv) were not issued in violation of any preemptive or similar rights of any Person under applicable Law, the Organizational Documents of such Blocker Company or any Contract to which such Blocker Company is or was a party or by which it is or was bound. No Blocker Stockholder of such Blocker Company will be entitled to any appraisal, dissenters’ or similar rights in connection with the Blocker Merger.
(b) There are no outstanding (i) securities of such Blocker Company convertible into or exchangeable for Shares of Capital Stock of such Blocker Company, (ii) options, warrants or other rights (including preemptive rights) or agreements, arrangement or commitments of any character, whether or not contingent, relating to issued or unissued Shares of Capital Stock of such Blocker Company, (iii) options or other rights of any Person to acquire from such Blocker Company, or obligations of such Blocker Company to issue or sell, any Capital Stock of such Blocker Company or any securities convertible into or exchangeable or exercisable for any Capital Stock of such Blocker Company, other than this Agreement, (iv) equity equivalents or other similar rights of or with respect to such Blocker Company, or (v) obligations of such Blocker Company to repurchase, redeem or otherwise acquire any of the foregoing securities, options, equity equivalents, Capital Stock or rights.

(c) Each of the Blocker Stockholders of such Blocker Company (i) is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act, (ii) is acquiring the shares of Parent Class A Common Stock issuable to it pursuant to the Blocker Merger for its own account and not with a view to a sale, distribution or other disposition thereof in violation of the Securities Act, and (iii) understands that such shares of Parent Class A Common Stock have not been registered under the Securities Act in reliance on an exemption therefrom and may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of, except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and in compliance with all applicable federal and state securities Laws.
3.10 Taxes.   With respect to each Blocker Company:
(a) All Income Tax Returns and other material Tax Returns required to be filed by or with respect to such Blocker Company have been duly and timely filed (taking into account any validly-obtained extension of time for filing) with the appropriate Taxing Authority, and all such Tax Returns are true, correct and complete in all material respects. All Income Taxes and other material Taxes owed by such Blocker Company (or for which such Blocker Company may be liable) that are or have become due have been duly and timely paid in full (regardless of whether shown on any Tax Return). There are no Liens on any of the Assets of such Blocker Company that arose in connection with any failure (or alleged failure) to pay any Tax other than statutory Liens for current Taxes that are not yet due and payable.
(b) All Taxes which such Blocker Company is required by applicable Law to withhold or to collect for payment to any employee, independent contractor, creditor, partner, member, or other third party have been duly withheld and collected, and have been timely paid to the proper Taxing Authority, and all Tax Returns (including Forms W-2 and 1099) required with respect to such payments have been duly completed and timely filed in material compliance with applicable Law.
(c) There is no Tax Proceeding now pending or, to the Knowledge of such Blocker Company, that has been threatened against such Blocker Company in respect of any Income Tax or other material Tax, or in respect of any Income Tax Return or other material Tax Return. There is no outstanding claim, assessment or deficiency against such Blocker Company for any Income Tax or other material Tax that has been asserted in writing by any Taxing Authority. No claim has been made by any Taxing Authority to such Blocker Company in a jurisdiction where such Blocker Company does not currently file a Tax Return that such Blocker Company is or may be subject to any Tax in such jurisdiction, nor has any such assertion been proposed in writing or been threatened in writing.
(d) There is not in force any waiver or agreement for any extension of time for the assessment, collection or payment of any Income Tax or other material Tax by such Blocker Company. Such Blocker Company has not entered into a closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law).
(e) Such Blocker Company (i) is not a party to any Tax indemnification agreement, Tax sharing agreement or other similar agreement or arrangement and (ii) has not been a member of an affiliated group filing a consolidated Income Tax Return and has not had any Liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any corresponding or similar provision of state, local or foreign Law), by operation of Law, as a transferee or successor, or by Contract, in each case, other than any customary Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax.
(f) Such Blocker Company will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date or use of an improper method of accounting prior to the Closing Date, (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law) executed on or prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date, (iv) prepaid amount received on or prior to the Closing Date, or (v) election in effect for U.S. federal Income Tax purposes (including elections under Section 108(i), 1033 or 4977 of the Code).

(g) Such Blocker Company (i) has not participated, and is not currently participating, in any listed transactions or any other reportable transactions within the meaning of Treasury Regulation Section 1.6011-4 and (ii) has not engaged and is not currently engaging in any transaction that gives rise to a registration obligation under Section 6111 of the Code or a list maintenance obligation under Section 6112 of the Code.
(h) Other than to the extent such Assets are treated as owned by the Company for U.S. federal Income Tax purposes, none of the Assets of such Blocker Company is subject to any Tax partnership agreement or provisions requiring a partnership Income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code (or any corresponding or similar provision of state, local or foreign Law).
(i) No property owned by such Blocker Company is (i) property required to be treated as being owned by another Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (ii) “tax-exempt use property” within the meaning of Section 168(h)(1) of the Code or (iii) “tax-exempt bond financed property” within the meaning of Section 168(g) of the Code, (iv) “limited use property” within the meaning of Rev. Proc. 76-30, or (v) subject to Section 168(g)(1)(A) of the Code.
(j) Such Blocker Company (i) does not have an office, permanent establishment, branch or other activities outside the United States and (ii) is not a resident, engaged in a trade or business, or otherwise subject to Tax in any jurisdiction outside of the United States.
(k) Such Blocker Company has not constituted either a distributing corporation or a controlled corporation in a distribution of stock intended to qualify for Tax-free treatment under Section 355 of the Code. Such Blocker Company is not, nor has it been, during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a United States real property holding corporation as defined in Section 897 of the Code.
(l) To the Knowledge of such Blocker Company, there are no facts or circumstances that could reasonably be expected to prevent the Blocker Merger with respect to such Blocker Company from qualifying as a reorganization within the meaning of Section 368(a) of the Code.
3.11 Employees and Benefits.   Such Blocker Company does not have and has never had any employees. There are no Benefit Plans sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to by such Blocker Company. Such Blocker Company does not have any liabilities (including contingent liabilities) under or other obligations in respect of any Benefit Plan.
3.12 No Other Representations or Warranties.   In entering into this Agreement, such Blocker Company has relied solely on Parent’s express representations and warranties set forth in Article V and in the Closing Certificate delivered by Parent, such Blocker Company’s own expertise, and such Blocker Company’s professional counsel as to the Parent Class A Common Stock and the Assets and business of Parent and Merger Sub, and the value thereof, and not on any other comments, representations, warranties or statements of, or information provided by Parent, Merger Sub or any of their respective Representatives. Such Blocker Company acknowledges and affirms that it has completed such independent investigation, verification, analysis, and evaluation of the Parent Class A Common Stock and the Assets and business of Parent and Merger Sub and has made all such reviews and inspections of the Parent Class A Common Stock and the Assets and business of Parent and Merger Sub as it has deemed necessary or appropriate to enter into this Agreement and the Ancillary Agreements; provided, that the foregoing shall in no event limit in any respect any of the representations or warranties set forth in Article V or in any Closing Certificate delivered by Parent. Except for the representations and warranties expressly made by Parent in Article V or in the Closing Certificate delivered by Parent, such Blocker Company acknowledges that no Person has made, and such Blocker Company has not relied upon, any representations or warranties, express or implied, as to the Parent Class A Common Stock or the financial condition, business, operations, prospects, Assets (including such Assets’ physical condition, title and environmental conditions) or liabilities of Parent and Merger Sub.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY ENTITIES
The Company hereby represents and warrants to Parent and Merger Sub as follows:
4.1 Organization.   Each Company Entity (a) is a limited liability company duly formed, validly existing and in good standing under Delaware Law, (b) is duly qualified or licensed to do business as a foreign limited liability company and is in good standing in each jurisdiction set forth for such Company Entity on Schedule 4.1, which constitute all of the jurisdictions in which the operation, ownership or leasing of such Company Entity’s Assets or the conduct of the business of such Company Entity as it is now being conducted requires such Company Entity to be so qualified or licensed, except to the extent the failure of any Company Entity to be so qualified or licensed in any such jurisdictions has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (c) has all requisite limited liability company power and authority to operate and own or lease its Assets and to conduct its business as it is now being conducted.
4.2 Authorization.   The Company has the requisite limited liability company power and authority to execute and deliver this Agreement and the Ancillary Agreements to be delivered by the Company at Closing, to perform its obligations hereunder and thereunder, and to consummate the Transactions. The execution and delivery by the Company of this Agreement and the Ancillary Agreements to be delivered by the Company at Closing, and the performance by the Company of its obligations hereunder and thereunder have been duly and validly authorized by the Company Board and the Requisite Company Members, and no further or additional approval or authorization by the Company Board or the Company Members is required in order for such matters to have been duly authorized by all necessary action on the part of the Company. This Agreement has been, and the Ancillary Agreements to be delivered by the Company at Closing will at Closing be, duly and validly executed and delivered by the Company and constitutes (or, in the case of the Ancillary Agreements to be delivered by the Company at Closing will at Closing constitute) the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.
4.3 No Conflicts; Consents and Approvals.   Except (i) as disclosed on Schedule 4.3, (ii) for such filings as may be required under the HSR Act and (iii) as may result from any facts or circumstances relating solely to Parent or its Affiliates and assuming all Governmental Approvals disclosed on Schedule 4.5 have been made or obtained, the execution and delivery by each of the Company Parties of this Agreement do not, and the performance by each of the Company Parties of their respective obligations under this Agreement and the consummation of the Transactions do not and will not:
(a) violate or result in a breach of any of the Organizational Documents of the Company Entities;
(b) result in any breach of, or constitute a default under (or constitute an event which with the giving of notice or lapse of time, or both, would become a default), or give to any third party any right of termination, consent, acceleration or cancellation of, or result in the creation of any Lien pursuant to, (i) any Material Contract or (ii) any other Contract to which any Company Entity is a party or by which its Assets are bound, except in the case of this clause (ii), for any breach or default that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect; or
(c) violate or result in a breach of any Law applicable to any Company Entity, except for any such violations or breaches that would not, individually or in the aggregate, reasonably be expected to result in any material Liability of any Company Entity or a Company Material Adverse Effect.
4.4 No Defaults.   No Company Entity is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of the Organizational Documents of the Company Entities.
4.5 Governmental Approvals.   No Governmental Approval is required to be made or obtained by or for the Company Entities in connection with the execution, delivery and performance of this Agreement or any Ancillary Agreement or the consummation of the Transactions, except (a) as may be necessary as a result of any facts or circumstances relating solely to Parent or its Affiliates, (b) to the extent the failure to make or obtain any such Governmental Approval would not, individually or in the aggregate, reasonably be expected to result in a material Liability of any Company Entity or a Company Material Adverse Effect, (c) for such filings as may be required under the HSR Act, (d) compliance with any applicable requirements of any applicable securities Laws, whether federal, state or foreign and (e) as disclosed on Schedule 4.5.
4.6 Capitalization.
(a) Schedule 4.6 sets forth all of the issued and outstanding Company Units and the record owner of such Company Units. All of such Company Units (i) have been validly issued and are fully paid (to the extent required under the Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act), (ii) were issued in compliance with all applicable Laws and the Organizational Documents of the Company and (iii) were not issued in violation of the any preemptive or similar rights of any Person under applicable Law, the Organizational Documents of the Company Entities or any Contract to which any of the Company Entities is or was a party or by which any of them is or was bound. No Company Member will be entitled to any appraisal, dissenters’ or similar rights in connection with the Company Merger. Except as set forth on Schedule 4.6, no Capital Stock or other voting securities of the Company are outstanding. There are no outstanding (a) securities convertible into or exercisable or exchangeable for Company Units or other Capital Stock or voting securities of the Company, (b) options, warrants or other rights (including preemptive rights) or agreements, arrangement or commitments of any character, whether or not contingent, relating to issued or unissued Company Units or other Capital Stock or voting securities of the Company, (c) options or other rights of any Person to acquire from the Company, or obligations of the Company to issue or sell, any Company Units or other Capital Stock or voting securities of the Company or any securities convertible into or exchangeable or exercisable for any Company Units or other Capital Stock or voting securities of the Company, other than as provided in this Agreement, (d) equity equivalents or other similar rights of or with respect to the Company, or (e) obligations of any Company Entity to repurchase, redeem or otherwise acquire any Company Units or other Capital Stock or voting securities of the Company or any of the foregoing securities, options, warrants, rights or equity equivalents. The Common Units and Company Warrants to be issued in the Company Merger, when delivered, will be duly authorized and validly issued, in the case of the Common Units fully paid (to the extent required under the A&R Company LLC Agreement) and non-assessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act), and (assuming the accuracy of the representations and warranties of Parent set forth in this Agreement) issued in compliance with all applicable state and federal securities Laws and not subject to, and not issued in violation of, any options, warrants, calls, rights (including preemptive rights), Organizational Documents, commitments or agreements to which Company is a party or by which it is bound.
(b) Each of the Non-Blocker Company Members whose consent, approval or vote is or was required or otherwise has been or will be sought or obtained in connection with (i) the approval by or on behalf of the Company of the execution, delivery and performance of this Agreement and the consummation of the Transactions or (ii) any matter related to the allocation of the Merger Consideration is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Except as set forth on Schedule 4.6, each of the other Non-Blocker Company Members that is reasonably expected to receive Company Merger Consideration in the Company Merger is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Each of the Non-Blocker Company Members is acquiring the Common Units and shares of Parent Class B Common Stock issuable to it pursuant to the Company Merger for its own account and not with a view to a sale, distribution or other disposition thereof in violation of the Securities Act, and each of the Non-Blocker Company Members understands that such Common Units and shares of Parent Class B Common Stock have not been registered under the Securities Act in reliance on an exemption therefrom and may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of, except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and in compliance with all applicable federal and state securities Laws.

4.7 Subsidiaries; No Other Investment.
(a) Schedule 4.7(a) sets forth a complete and correct list of each Subsidiary of the Company and for each such Subsidiary: (i) its name; (ii) the number and type of its outstanding Capital Stock and the Company Entity owning such Capital Stock; and (iii) its jurisdiction of organization. All of such Capital Stock is owned of record and beneficially by the Company Entity indicated on Schedule 4.7(a), free and clear of any Liens other than Permitted Liens. Except for the ownership by the Company Entities of the Capital Stock of the Subsidiaries of the Company listed on Schedule 4.7(a), none of the Company Entities owns, of record or beneficially or directly or indirectly, any Capital Stock of, or voting interests in, any Person.
(b) All of the Capital Stock of each of the Company’s Subsidiaries (i) has been validly issued and is fully paid and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act), (ii) was issued in compliance with all applicable Laws and the Organizational Documents of the applicable Subsidiary and (iii) was not issued in violation of the any preemptive or similar rights of any Person under applicable Law, the Organizational Documents of the Company Entities or any Contract to which any of the Company Entities is or was a party or by which any of them is or was bound. Except as set forth in Schedule 4.7(a), no Capital Stock or other voting securities of any of the Company’s Subsidiaries are outstanding. There are no outstanding (a) securities convertible into or exercisable or exchangeable for Capital Stock or voting securities of any of the Company Subsidiaries, (b) options, warrants or other rights (including preemptive rights) or agreements, arrangement or commitments of any character, whether or not contingent, relating to issued or unissued Capital Stock or voting securities of any of the Company’s Subsidiaries, (c) options or other rights of any Person to acquire from any Company Entity, or obligations of any Company Entity to issue or sell, any Capital Stock or voting securities of any of the Company’s Subsidiaries or any securities convertible into or exchangeable or exercisable for any Capital Stock or voting securities of any of the Company’s Subsidiaries, (d) equity equivalents or other similar rights of or with respect to any of the Company’s Subsidiaries, or (e) obligations of any Company Entity to repurchase, redeem or otherwise acquire any Capital Stock or voting securities of any of the Company’s Subsidiaries or any of the foregoing securities, options, warrants, rights or equity equivalents.
4.8 Insurance.   Schedule 4.8 sets forth an accurate and complete list of all fire, theft, casualty, general liability, workers compensation, business interruption, environmental impairment, product liability, automobile and other insurance policies (excluding any insurance policies relating to any Benefit Plan) maintained by or for the benefit of the Company Entities (collectively, the “Insurance Policies”). Copies of all Insurance Policies have been previously made available by the Company to Parent, which copies are true and complete in all material respects. (a) Each Insurance Policy is valid, binding and in full force and effect, (b) to the Knowledge of the Company, no Company Entity is in breach of any Insurance Policy, (c) all premiums due and payable for the Insurance Policies have been duly paid and (d) no Company Entity has received any written notice of any actual or possible cancellation or non-renewal of any Insurance Policy.
4.9 Legal Proceedings.   Except as disclosed on Schedule 4.9, (a) as of the Execution Date, there are no Proceedings (filed by any Person other than Parent or its Affiliates) pending or, to the Knowledge of the Company, threatened against any Company Entity by or before any Governmental Authority, which seeks an Order restraining, enjoining or otherwise prohibiting or making illegal any of the Transactions; (b) there are, and on or after December 31, 2017 there have been, no Proceedings pending, or, to the Knowledge of the Company, threatened against any Company Entity or the Assets of any Company Entity by or before any Governmental Authority; and (c) no Company Entity is subject to, and no Asset of any Company Entity is bound or affected by, any outstanding Order.
4.10 Compliance with Laws and Orders.   Except as set forth on Schedule 4.10, and except with respect to matters (i) related to Taxes, which shall be governed exclusively by Section 4.15, and Section 4.21, and (ii) arising under Environmental Law, which are governed exclusively in Section 4.20, the business, operations and Assets of the Company Entities are currently conducted and since December 31, 2014 have been conducted in compliance in all material respects with all Laws and Orders (including, for the avoidance of doubt, the Patient Protection and Affordable Care Act of 2010 and the related regulations and guidance promulgated thereunder) applicable to the Company Entities, their business and their operation and ownership or leasing of their Assets.

4.11 Anti-Corruption and Sanctions.
(a) Since its formation, no Company Entity nor, to the Knowledge of the Company, any of their directors, officers, employees or agents (each, a “Company Representative”) has violated any Anti-Corruption Law, nor has any Company Entity or any Company Representative offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any (i) officer or employee of a Governmental Authority, (ii) officer or employee of a government-owned or controlled entity, including officers, employees of state-owned or controlled oil and gas transportation companies, (iii) officer or employee of a public international organization or (iv) political party or party official or candidate for public office (each, a “Public Official”) or to any Person under circumstances where such Company Representative knew or ought reasonably to have known (after due and proper inquiry) that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to a Person (i) for the purpose of: (A) influencing any act or decision of a Public Official in their official capacity; (B) inducing a Public Official to do or omit to do any act in violation of their lawful duties; (C) securing any improper advantage; (D) inducing a Public Official to influence or affect any act or decision of any Governmental Authority; or (E) assisting such Company Representative in obtaining or retaining business for or with, or directing business to, any Company Representative; or (ii) in a manner which would constitute or have the purpose or effect of public or commercial bribery, acceptance of, or acquiescence in extortion, kickbacks, or other unlawful or improper means of obtaining business or any improper advantage.
(b) Since its formation, no Company Entity nor any Company Representative has conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any Governmental Authority or similar agency with respect to any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Law. To the Knowledge of the Company, no Company Representative has received any notice, request, or citation for any actual or potential noncompliance with any of the foregoing in this Section 4.11. No officer, director; or employee of any Company Entity is a Public Official. No Public Official or Governmental Authority presently owns an interest, whether direct or indirect, in any Company Entity or has any legal or beneficial interest in any Company Entity or to payments made by Parent or Merger Sub hereunder. The Company Entities have maintained complete and accurate books and records of payments to any agents, consultants, representatives, third parties, and Public Officials in accordance with GAAP. To the Knowledge of the Company, no Company Representative is currently a Sanctioned Person or Sanctioned Entity or is located, organized or resident in a country or territory that is subject to, or the target of, Sanctions. At no time since its formation has any Company Entity or, to the Knowledge of the Company, any Company Representative engaged directly or, to the Knowledge of the Company, indirectly in any dealings or transactions with any Sanctioned Person or Sanctioned Entity, or in any country or territory that is subject to, or the target of, Sanctions, nor is any Company Entity or, to the Knowledge of the Company, any Company Representative currently engaged in any such activities.
4.12 Financial Statements.   Prior to the Execution Date, Parent has been provided with copies of, or access to, the following financial statements (the “Financial Statements”):
(a) audited consolidated balance sheets of USWS and its Subsidiaries as of December 31, 2017 (the “Balance Sheet Date”) and December 31, 2016 and the related consolidated statements of income, retained earnings, members’ equity and change of the financial position of the Company and each Subsidiary for the years ended December 31, 2017, 2016 and 2015; and
(b) the unaudited consolidated balance sheet of USWS and its Subsidiaries as of March 31, 2018 and the related statements of income and cash flows of the Company and each Subsidiary for the three-month period then ended (the “Interim Financials”).
(c) Except as set forth on Schedule 4.12, the Financial Statements (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicates (except as may be indicated in the notes thereto) and (ii) fairly and accurately present, in all material respects, the financial condition and results of operations of USWS and its Subsidiaries as of the respective dates and for the periods covered thereby, except as otherwise noted therein and with respect to the Interim Financials for the absence of footnotes and certain normal and recurring year-end adjustments thereto.
4.13 Absence of Certain Changes or Events.
(a) Since the Balance Sheet Date, there has not been any event, change, effect or development that, individually or in the aggregate, had or would be reasonably likely to have a Company Material Adverse Effect.
(b) From the Balance Sheet Date through the Execution Date, each Company Entity has conducted its business in the ordinary course of business consistent with past practices and, except as set forth on Schedule 4.13, has not taken any action that would require consent of Parent under Section 6.3 if taken after the Execution Date.
4.14 No Undisclosed Liabilities.
(a) Except for (i) liabilities adequately accrued, reserved against or otherwise disclosed on the balance sheet of USWS as March 31, 2018 included in the Interim Financials (including the notes thereto), (ii) current liabilities relating to Taxes, (iii) liabilities incurred in the ordinary course of business since the Balance Sheet Date that, individually and in the aggregate, are not material, (iv) Transaction Expenses, or (v) liabilities disclosed on Schedule 4.14, the Company Entities have no Liabilities that would be required to be reflected on the face of a balance sheet prepared in accordance with GAAP which are not reflected, reserved against or otherwise disclosed in the Financial Statements.
(b) As of the Execution Date, the Company Entities have no Indebtedness, except as set forth in the Financial Statements or on Schedule 4.14.
4.15 Taxes.   Except as disclosed on Schedule 4.15:
(a) All Income Tax Returns and other material Tax Returns required to be filed by or with respect to the Company Entities have been duly and timely filed (taking into account any validly-obtained extension of time for filing) with the appropriate Taxing Authority, and all such Tax Returns are true, correct and complete in all material respects. All Income Taxes and other material Taxes owed by the Company Entities (or for which the Company Entities may be liable) that are or have become due have been duly and timely paid in full (regardless of whether shown on any Tax Return). There are no Liens on any of the Assets of the Company Entities that arose in connection with any failure (or alleged failure) to pay any Tax other than statutory Liens for current Taxes that are not yet due and payable.
(b) All Taxes which the Company Entities are required by applicable Law to withhold or to collect for payment to any employee, independent contractor, creditor, partner, member, or other third party have been duly withheld and collected, and have been paid to the proper Taxing Authority, and all Tax Returns (including Forms W-2 and 1099) required with respect to such payments have been duly completed and timely filed in material compliance with applicable Law.
(c) There is no Tax Proceeding now pending or, to the Knowledge of the Company, that has been threatened against any Company Entity in respect of any Income Tax or other material Tax, or in respect of any Income Tax Return or other material Tax Return. There is no outstanding claim, assessment or deficiency against any Company Entity for any Income Tax or other material Tax that has been asserted in writing by any Taxing Authority. No claim has been made by any Taxing Authority to any Company Entity in a jurisdiction where such Company Entity does not currently file a Tax Return that such Company Entity is or may be subject to any Tax in such jurisdiction, nor has any such assertion been proposed in writing or been threatened in writing.
(d) There is not in force any waiver or agreement for any extension of time for the assessment, collection or payment of any Income Tax or other material Tax by any Company Entity. No Company Entity has entered into a closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law).
(e) No Company Entity (i) is a party to any Tax indemnification agreement, Tax sharing agreement or other similar agreement or arrangement, or (ii) has been a member of an affiliated group filing a consolidated Income Tax Return or has any Liability for the Taxes of any Person (other than any Company Entity) under Treasury Regulation Section 1.1502-6 (or any corresponding or similar provision of state, local or foreign Law), by operation of Law, as a transferee or successor, or by Contract, in each case, other than any customary Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax.
(f) None of the Company Entities will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date or use of an improper method of accounting prior to the Closing Date, (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law) executed on or prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date, (iv) prepaid amount received on or prior to the Closing Date, or (v) election in effect for U.S. federal Income Tax purposes (including elections under Section 108(i), 1033 or 4977 of the Code).
(g) No Company Entity has (i) participated, or is currently participating, in any listed transactions or any other reportable transactions within the meaning of Treasury Regulation Section 1.6011-4, or (ii) engaged or is currently engaging in any transaction that gives rise to a registration obligation under Section 6111 of the Code or a list maintenance obligation under Section 6112 of the Code.
(h) Other than to the extent such Assets are treated as owned by the Company for U.S. federal Income Tax purposes, none of the Assets of any Company Entity is subject to any Tax partnership agreement or provisions requiring a partnership Income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code (or any corresponding or similar provision of state, local or foreign Law).
(i) No property owned by any Company Entity is (i) property required to be treated as being owned by another Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (ii) “tax-exempt use property” within the meaning of Section 168(h)(1) of the Code or (iii) “tax-exempt bond financed property” within the meaning of Section 168(g) of the Code, (iv) “limited use property” within the meaning of Rev. Proc. 76-30, or (v) subject to Section 168(g)(1)(A) of the Code.
(j) No Company Entity (i) has an office, permanent establishment, branch or other activities outside the United States or (ii) is a resident, engaged in a trade or business, or otherwise subject to Tax in any jurisdiction outside of the United States.
(k) No Company Entity has made any election, or any material determination, under or with respect to Sections 6221 through 6231 of the Code or the Treasury Regulations promulgated thereunder.
(l) Less than (i) fifty percent (50%) of the value of the gross assets of the Company consist of United States real property interests as defined in Section 897(c)(2) of the Code or (ii) ninety percent (90%) of the value of the gross assets of the Company consist of United States real property interests plus any cash or cash equivalents.
(m) Each Company Entity presently is, and has been since the date of its formation, properly classified as either a partnership or as an entity disregarded as separate from its owner for U.S. federal Income Tax purposes. No Company Entity has made any filing with any Taxing Authority, including IRS Form 8832, to be treated as an association taxable as a corporation for Income Tax purposes. To the Knowledge of the Company, since January 1, 2018, the Company has had less than one hundred (100) partners within the meaning of Treasury Regulation Section 1.7704-1(h)(1) (determined pursuant to the rules of Treasury Regulation Section 1.7704-1(h)(3)).
4.16 Material Contracts.
(a) Schedule 4.16(a) sets forth a true and complete list as of the Execution Date of the following Contracts to which any Company Entity is a party or by which the Assets of any Company Entity are bound (the Contracts whether or not listed on Schedule 4.16(a) or entered into after the Execution Date that meet the descriptions in this Section 4.16(a) being collectively, the “Material Contracts”):

(i) any Contract that can reasonably be expected to result in aggregate revenues to or aggregate expenditures by the Company Entities, in each case, in excess of  $5,000,000;
(ii) any Contract (A) for the future acquisition or sale of any Asset or (B) that grants a right or option to purchase in the future any Asset, other than, in each case, any Contract with a purchase or similar price of less than $5,000,000;
(iii) any acquisition Contract that contains “earn out” or other contingent payment obligations, or remaining indemnity or similar obligations;
(iv) any Contract for lease of personal or real property involving aggregate payments in excess of  $500,000 in any calendar year that are not terminable without penalty within 60 days;
(v) any Contract related to the development, assignment, or ownership of any material Intellectual Property Rights or agreement pursuant to which any Company Entity grants or receives a license to any Intellectual Property Rights (other than non-exclusive licenses granted to customers or contractors of the Company Entities in the ordinary course of business and licenses acquired in connection with the acquisition of off-the-shelf software or software-as-a-service);
(vi) any Contract relating to Indebtedness of any Company Entity or the granting of any Lien on any Assets of any Company Entity;
(vii) any Contract (other than maintenance of uniform interests, preferential purchase agreements, area of mutual interests and similar preferential agreements entered into in the oil and gas industry) materially restricting or limiting any Company Entity’s ability to compete or conduct a line of business, including any Contract that requires such Company Entity to deal exclusively with a third party in connection with the sale or purchase of any product or service;
(viii) any outstanding agreement of guaranty by a Company Entity in favor of any Person other than a Company Entity;
(ix) any Contract where the primary purpose thereof is or was to indemnify another Person;
(x) any Contract with respect to a Related Party Transaction;
(xi) each Hedge Contract;
(xii) each Organizational Document of the Company Entities;
(xiii) all bonus, change-in-control, retention, or severance Contracts or similar arrangements that provide for payments in excess of  $50,000; and
(xiv) all collective bargaining agreements, memorandums of understanding or other Contracts with any Union.
(b) Parent has been provided with true, correct and complete copies of all Material Contracts in existence as of the Execution Date.
(c) Except as set forth on Schedule 4.16(c) (and except with respect to Material Contracts that expire in accordance with their terms), each of the Material Contracts is in full force and effect in all material respects and constitutes a legal, valid and binding obligation of the Company Entity party thereto and, to the Knowledge of the Company, the other parties thereto, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium and other similar Laws relating to or affecting the rights of creditors generally, and general equitable principles (regardless of whether enforceability is considered in a proceeding at law or in equity).
(d) Except as set forth on Schedule 4.16(d), no Company Entity or, to the Knowledge of the Company, any other party to any Material Contract, is in material breach or default under (or is alleged in writing to be in breach of or default under) any Material Contract. None of the Material Contracts has been cancelled, terminated, amended or modified (except for change orders and similar modifications in the ordinary course of business). The Company Entities have not provided or received any notice of any intention to cancel, terminate, amend or modify any Material Contract, and to the Knowledge of the Company, no event or circumstance has occurred that, with notice or lapse of time or both, would constitute a material default under any Material Contract or result in a termination thereof or would cause or permit the acceleration of any right or obligation or the loss of any benefit thereunder in a manner that would be material to the business, operations, assets, financial condition, results or operation or prospects of the Company or its Subsidiaries, taken as a whole.
4.17 Company Real Property.
(a) Schedule 4.17(a) sets forth a complete and accurate list of  (i) all real property and interests in real property owned by the Company Entities and (ii) all leases, subleases or licenses of real property (“Real Property Leases”) in which any Company Entity holds a leasehold or similar interest (collectively, the “Company Real Property”). The Company has made available to Parent true, correct and complete copies of the Real Property Leases and any title insurance policies, title opinions, title abstracts, deeds covering the owned Company Real Property and surveys in possession of any Company Entity or any of its Affiliates relating to the Company Real Property.
(b) Except as set forth on Schedule 4.17(b), and except as has not had and would not be reasonably likely to result in, individually or in the aggregate, a material Liability to the Company Entities, there exists no default by any Company Entity, or, to the Knowledge of the Company, any other party under any Real Property Lease and, to the Knowledge of the Company, no event has occurred which, with notice or lapse of time or both, would constitute such a default or permit the revocation, termination or material and adverse modification of, or acceleration of payments due under, any Real Property Lease.
(c) Each Company Entity owns and possesses, of record and beneficially, (i) good and defensible title to all owned Company Real Property, and (ii) good and valid leasehold interest to all leased, subleased or licensed Company Real Property, in each case, free and clear of all Liens, except for Permitted Liens.
4.18 Personal Property.   The Company or its applicable Subsidiary has good and valid title to (or a valid leasehold interest in) the tangible personal property currently owned or used by the Company Entities in their business (other than tangible personal property that individually and in the aggregate is immaterial to such business), and such title or leasehold interests are free and clear of Liens, except Permitted Liens. Except as set forth in Schedule 4.18, the tangible personal property that is material to the business of the Company Entities, taken as a whole, is in good operating condition and repair, subject to normal wear and tear and normal maintenance requirements, and is usable in the ordinary course of business. Schedule 4.18 sets forth a true and correct list of all tangible personal property with a value in excess of  $1,250,000 owned or leased by the Company Entities as of the Execution Date.
4.19 Permits.   The Company Entities possess all material Permits, including Permits required under Environmental Law, that are required for the ownership and operation of the Company Entities’ business in the manner in which it is currently owned and operated except as would not be reasonably likely to result in a material Liability to the Company Entities. All such Permits are in full force and effect, there are no Proceedings pending or, to the Knowledge of the Company, threatened in writing that could reasonably be expected to result in the suspension, revocation or material adverse modification of any such Permit. Each Company Entity is in compliance in all material respects with each such Permit.
4.20 Environmental Matters.
(a) Except as disclosed on Schedule 4.20(a):
(i) each Company Entity is and since December 31, 2012 has been in compliance in all material respects with all applicable Environmental Laws;
(ii) no Proceeding with respect to any Environmental Claim is pending against any Company Entity before or by any Governmental Authority under any applicable Environmental Laws;
(iii) none of the Company Entities is subject to any Order of any Governmental Authority pursuant to Environmental Law or relating to Hazardous Materials that imposes any ongoing obligation or Liability of any Company Entity;

(iv) there has been no Release of any Hazardous Material by any Company Entity at, on, under or from any Company Real Property or, to the Knowledge of the Company, at, on, under or from any real property formerly owned, leased or used by any Company Entity, in material violation of applicable Environmental Laws or in a manner that has given or could reasonably be expected to give rise to material remedial obligations under applicable Environmental Laws;
(v) none of the Company Entities has caused or contributed to any Release of any Hazardous Material in material violation of Environmental Law or in a manner that has given rise to material remedial obligations of any of the Company Entities under Environmental Law at, on, or under any real property owned by a Person other than Company Entity;
(vi) to Company’s Knowledge, no Company Entity has arranged for disposal of any Hazardous Materials at any location or facility where there has been a Release of Hazardous Materials and none of the Company Entities has received any information request or “potentially responsible party” notice from any Governmental Authority or third party inquiring about or alleging the occurrence of such disposal; and
(vii) no Company Entity has contractually assumed or provided any indemnification with respect to any Liability or obligation of any other Person relating to any requirement of or Liability under any Environmental Law or relating to Hazardous Materials.
(b) The Company Entities have made available all material environmental reports, reports relating to any environmental investigation or cleanup, and material correspondence with Governmental Authorities concerning compliance with Environmental Law in the Company Entities’ possession or control relating to the Company Real Property.
(c) To the Knowledge of the Company, there are no facts or circumstances that could reasonably be expected to result in a material Liability under any Environmental Law.
(d) Notwithstanding any other provision of this Agreement, this Section 4.20 contains all of the representations and warranties of the Company with respect to matters governed by or arising under Environmental Law, except with respect to Permits required under Environmental Law, which are governed by Section 4.19.
4.21 Compensation; Benefits.
(a) None of the Company Entities or any ERISA Affiliate has at any time during the last six (6) years contributed to, has since that date had an obligation to contribute to or has since that date had any Liability with respect to (including contingent Liability) a Benefit Plan subject to Title IV of ERISA (including a multiemployer plan within the meaning of Section 3(37) of ERISA) or, except as required by applicable Law, a Benefit Plan that provides post-termination or retiree health or welfare benefits to any Person.
(b) Schedule 4.21(b) identifies each Company Group Plan. The Company has made available to Parent, with respect to each Company Group Plan, as applicable: (i) the plan document or a written summary of material terms to the extent a Company Group Plan is not in writing, (ii) the summary plan descriptions and summaries of material modifications thereto, (iii) the most recent actuarial valuation report or audited financial statement, (iv) the most recently-filed annual report with all schedules and attachments thereto, (v) the most recent IRS opinion or determination letter, and (vi) all non-routine filings and material correspondence with a Governmental Authority since December 31, 2014.
(c) Each Company Group Plan has been maintained and administered in accordance with its terms and in compliance in all material respects with all applicable Laws, including ERISA and the Code. Each Company Group Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination from the IRS or is entitled to rely on a favorable opinion issued by the IRS to the effect that such plan is so qualified and there are no facts or circumstances or any events that have occurred that would reasonably be expected to cause the loss of such qualification.

(d) With respect to each Company Group Plan, (i) there are no claims (other than routine claims for benefits in the ordinary course), investigations by any Governmental Authority or Proceedings pending, or, to the Knowledge of the Company, threatened, (ii) no nonexempt “prohibited transaction” (within the meaning of Section 406 of ERISA or Section 4975 of the Code) that would reasonably be expected to result in material liability to the Company Group has occurred, and (iii) all contributions or other amounts that are due and payable by any Company Entity in respect of current or prior plan years have been paid or accrued in accordance with GAAP. No event has occurred and no condition exists that would reasonably be expected to subject a Company Entity, either directly or by reason of its affiliation with an ERISA Affiliate, to any Tax, fine, Lien, penalty or other material Liability imposed by ERISA, the Code or other applicable Law.
(e) Except as set forth on Schedule 4.21(e), neither the execution of this Agreement nor the consummation of the Transactions will, alone or together with any other transaction or event, (i) entitle any current or former employee, consultant or officer of any Company Entity to bonus, change in control, severance pay, increase in severance pay, or unemployment compensation, (ii) accelerate the time of payment or vesting under any Company Group Plan, (iii) increase the amount of compensation or benefits due to any Person or result in the funding or payment of any compensation or benefits or forgiveness of any loan or payment of any severance under any Company Group Plan, or (iv) limit or restrict any Company Entity or, after the consummation of the Transactions, Parent or any of its Affiliates, from, subject to applicable Laws, merging, amending, terminating or transferring the assets of any Company Group Plan.
(f) No amount or benefit that could be, or has been, received (whether in cash or property or the vesting of property or the cancellation of indebtedness or otherwise) by any “disqualified individual” within the meaning of Section 280G of the Code would be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the Transactions, either alone or together with any other transaction or event. No Company Group Plan or Contract provides for the gross-up of or reimbursement for any Taxes imposed by Section 4999 of the Code.
(g) Each Company Group Plan that is a “non-qualified deferred compensation plan” within the meaning of Section 409A of the Code is in documentary and operational compliance with Section 409A of the Code and the applicable guidance issued thereunder. No Company Group Plan or contract provides for the gross-up of or reimbursement for any gross income inclusion or Taxes imposed by Section 409A of the Code.
4.22 Employees and Labor Matters.
(a) None of the Company Entities is, nor since December 31, 2014 has been, a party to, bound by, or negotiating any collective bargaining agreement or other Contract with a Union, and there is not, nor since December 31, 2014 has there been, any Union representing or purporting to represent any employee of any of the Company Entities. No Company Entity has a duty to bargain with any Union. There is no, and since December 31, 2014, there has not been any pending, nor, to the Knowledge of the Company, threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor activity or dispute affecting any Company Entity or any effort by any labor union to organize any current or former employees of any Company Entity.
(b) There is no, and since December 31, 2014 there has not been any, unfair labor practice, charge or material grievance arising out of a collective bargaining agreement, other agreement with any labor union, or other labor-related grievance or Proceeding against any of the Company Entities pending, or, to the Knowledge of the Company, threatened.
(c) The Company Entities are in compliance in all material respects with all applicable Laws pertaining to labor, employment, and employment practices, including, without limitation, the classification of employees, wages, working hours, collective bargaining, unlawful discrimination, civil rights, workers’ compensation, the payment of social security and similar Taxes, immigration, and terms and conditions of employment. There have been no Claims or other Proceedings against any of the Company Entities pending, or to the Knowledge of the Company, threatened against any of the

Company Entities by or on behalf of any applicant for employment, any current or former employee of any of the Company Entities or any class of the foregoing, relating to any applicable Laws pertaining to labor, employment, or employment practices, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship, other than any such matters described in this sentence that would not reasonably be expected to result in a material Liability to the Company Entities. As of the Execution Date, none of the Company Entities has received any written notice of the intent of the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Labor or any other Governmental Authority responsible for the enforcement of labor or employment Laws to conduct an investigation that would reasonably be expected to result in material Liability to the Company Entities.
(d) None of the Company Entities has engaged in any employee layoff activities with respect to which there are unsatisfied liabilities under Worker Adjustment and Retraining Notification Act of 1988, or any similar state or local mass layoff statute, rule or regulation (the “WARN Act”). No Company Entity intends to implement, any plant closing or layoff of employees that could implicate the WARN Act.
(e) Schedule 4.22(e) lists by name, as of May 31, 2018, each employee, excluding hourly employees, of any of the Company Entities with annualized compensation of at least $150,000 and, for each such employee lists the following information: (i) date of hire, (ii) job title, (iii) annualized base salary or base hourly pay rate, (iv) target annual cash bonus amount, (v) employing entity, (vi) principal work location, and (vii) exempt or non-exempt classification under the Fair Labor Standards Act.
(f) Schedule 4.22(f) lists, as of the Execution Date, each Person who is a party to an independent contract or consulting agreement with any of the Company Entities.
(g) As of the Closing, no employees of any entity other than the Company Entities will participate in any Company Group Plan.
4.23 Related Party Transactions.   Except as set forth on Schedule 4.23, as of the Execution Date, no Company Entity is a party to any Contract, transaction or arrangement with any (a) present or former executive officer or director of any Company Entity, (b) Company Member or (c) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing is a party, and no Person described in clause (a), (b) or (c) above owns or has any interest in any of the Company Entities respective properties or Assets (each of the foregoing, a “Related Party Transaction”).
4.24 Brokers.   Except as set forth in the Engagement Letter, the Company Entities have no liability or obligation to pay fees or commissions to any broker, finder or agent with respect to the Transactions for which Parent, Merger Sub or the Company Entities could become liable or obligated.
4.25 Information Supplied.   The information supplied or to be supplied by the Company Entities for inclusion in the Proxy Statement will not, at the time the Proxy Statement is first mailed to the Parent Stockholders and at the time of any meeting of Parent’s stockholders to be held in connection with the Transactions, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no warranty or representation is made by the Company Entities with respect to statements made or incorporated by reference therein based on information supplied by Parent for inclusion therein.
4.26 Intellectual Property.   Schedule 4.26 contains a complete and accurate list of all registered Owned Intellectual Property. Except as set forth in Schedule 4.26 (by reference to the applicable subsection below) (other than with respect to Section 4.26(e), to which such exception shall not apply and which shall not be qualified by any matters set forth on Schedule 4.26):
(a) All Owned Intellectual Property is valid, subsisting and enforceable, except to the extent that the failure of any Owned Intellectual Property to be valid, subsisting and enforceable would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

No material Owned Intellectual Property has been abandoned, canceled or adjudicated invalid (excepting any expirations in the ordinary course of business), or is subject to any outstanding order, judgment or decree issued against any of the Company Entities restricting its use or adversely affecting or reflecting the applicable Company Entity’s rights thereto.
(b) The Company Entities have not sought, applied for or received any support, funding, resources or assistance from any Governmental Entity in connection with the development, conception or reduction to practice of the Owned Intellectual Property or the inventions claimed therein.
(c) The Company Entities own all right, title and interest in and to, or otherwise possess valid licenses or other rights to use, all material Intellectual Property Rights used or needed for the operation of their business as presently conducted; provided that the foregoing is not a representation of no infringement or other violation of the Intellectual Property Rights of any third party, which is addressed solely in Section 4.26(d) and Section 4.26(e). Subject to obtaining any consents required under Section 4.3(b), the consummation of the Transactions will not alter or impair the ownership or right of the Company Entities to use any such Intellectual Property Rights or any component thereof.
(d) To the Knowledge of the Company, the Intellectual Property Rights of the Company Entities currently used or planned to be used to conduct their business does not infringe upon or otherwise violate any Intellectual Property Rights of any third party. There are no unresolved pending or, to the Knowledge of the Company, threatened actions or claims that allege that any Company Entity has infringed or otherwise violated the Intellectual Property Rights of any third party, or that any of the Owned Intellectual Property is invalid, unenforceable, unpatentable, unregisterable, cancelable, not owned or not owned exclusively by one of the Company Entities, and, since December 31, 2014, none of the Company Entities has received any written notice alleging that it has violated or, by conducting its business and operations, could violate any third-party rights. To the Knowledge of the Company, no third party is infringing, misappropriating or otherwise violating rights in any Owned Intellectual Property.
(e) The conduct of the business of the Company Entities does not infringe upon or otherwise violate, and has not infringed upon or otherwise violated, any Intellectual Property Rights of any third party.
(f) No Owned Intellectual Property or, to the Knowledge of the Company, Licensed Intellectual Property is subject to any outstanding court order or decree against any Company Entity, or any Contract, other than Contracts for use of the Licensed Intellectual Property, restricting the use, sale or exploitation thereof by the Company Entities.
(g) The IT Systems are adequate in all material respects for the current requirements of and use in the business of the Company Entities, including in terms of functionality, capacity and performance. Since December 31, 2014, no Company Entity has experienced a failure, virus or bug in, or breakdown of, any part of the IT Systems which has caused material disruption or interruption to its use by the Company Entities.
(h) To the Knowledge of the Company, with respect to the software used or held for use in the businesses of any Company Entity (other than unmodified, generally available off-the-shelf software), (1) no such software contains any device or feature or code designed to disrupt, disable, or otherwise impair the functioning of any software, or allow anyone to bypass security features or transfer or obtain data or control of data, (2) no Company Entity has delivered, licensed or made available, and no Company Entity has any duty or obligation (whether present, contingent, or otherwise) to deliver, license or make available, the source code for any such software to any escrow agent or other Person who is not, as of the date of this Agreement, an employee of any Company Entity, and (3) no such software that is owned by any Company Entity is subject to the terms of any “open source” or other similar license that provides for any source code of the software to be disclosed, licensed, distributed, or otherwise provided or made available to anyone.
(i) To the Knowledge of the Company, the use and storage of the Data by the Company Entities does not infringe or violate the rights of any person or otherwise violate any Law, including laws related to privacy, data protection, and the collection and use of personal information collected, used, or held for use by any Company Entity. The Company Entities have taken commercially reasonable measures designed to ensure the confidentiality, integrity and availability of all Data and protect against reasonably anticipated threats or hazards to the security of such information, the unauthorized use or disclosure of such information, and to protect the privacy of such Data that pertains to its customers and business partners. To the Knowledge of the Company, there have been no security breaches with respect to such Data or Data loss, including unauthorized access to or unauthorized use of any nonpublic personal information. No Claim has been asserted or, to the Knowledge of the Company, threatened against any Company Entity alleging a violation of any Person’s privacy or personal information or data rights and the consummation of the transactions contemplated by this Agreement will not breach or otherwise cause any violation of any Laws or rule, policy or procedure related to privacy, data protection or the collection and use of personal information collected, used or held for use by or on behalf of any Company Entity in the conduct of its businesses.
4.27 Customers and Suppliers.
(a) Schedule 4.27(a) sets forth the name of each of the top ten customers of the Company Entities (based on revenue for the 15 months ended March 31, 2018) (the “Top Customers”). As of the last Business Day prior to the Execution Date, Schedule 4.27(a) sets forth a list of its customers currently leasing one or more of its fleet equipment.
(b) Schedule 4.27(b) sets forth the name of each of the top ten suppliers of the Company Entities (based on amounts paid for the 15 months ended March 31, 2018) (the “Top Suppliers”). As of the Execution Date, except as set forth on Schedule 4.27(b), none of the Top Suppliers have decreased in any material respect its services, supplies or materials to Company Entities or, to the Knowledge of the Company, has any current plan or intention to do any of the foregoing. To the Knowledge of the Company, no Top Supplier has any current plan or intention of canceling, modifying, or otherwise terminating its relationship with any of the Company Entities.
4.28 Capital Expenditure Commitments.   Except as set forth in the Budget or as disclosed on Schedule 4.16(a), none of the Company Entities is obligated under any Contract or has otherwise made any commitments to make any capital expenditures.
4.29 Baseline Adjusted Net Debt Amount.   The amount of each item set forth on Schedule 1.1-Baseline Adjusted Net Debt Amount and used in the calculation of the Baseline Adjusted Net Debt Amount was determined by the Company in good faith based on the accounting records of the Company Entities as of the applicable date.
4.30 No Other Representations or Warranties.   In entering into this Agreement, the Company has relied solely on Parent’s express representations and warranties set forth in Article V and in the Closing Certificate delivered by Parent, the Company’s own expertise, and the Company’s professional counsel as to the Parent Class A Common Stock, the Parent Class B Common Stock, the Common Units and the Assets and business of Parent and Merger Sub, and the value thereof, and not on any other comments, representations, warranties or statements of, or information provided by, Parent, Merger Sub or any of their respective Representatives. The Company acknowledges and affirms that it has completed such independent investigation, verification, analysis, and evaluation of the Parent Class A Common Stock, the Parent Class B Common Stock, the Common Units and the Assets and business of Parent and Merger Sub and has made all such reviews and inspections of the Parent Class A Common Stock, the Parent Class B Common Stock, the Common Units and the Assets and business of Parent and Merger Sub as it has deemed necessary or appropriate to enter into this Agreement and the Ancillary Agreements; provided, that the foregoing shall in no event limit in any respect any of the representations or warranties set forth in Article V or in the Closing Certificate delivered by Parent. Except for the representations and warranties expressly made by Parent in Article V or in the Closing Certificate delivered by Parent, the Company acknowledges that no Person has made, and the Company has not relied upon, any representations or warranties, express or implied, as to the Parent Class A Common Stock, the Parent Class B Common Stock, the Common Units or the financial condition, business, operations, prospects, Assets (including such Assets’ physical condition, title and environmental conditions) or liabilities of Parent and Merger Sub.

Article V
REPRESENTATIONS AND WARRANTIES OF Parent
Parent represents and warrants to the Company and Blocker Companies as follows:
5.1 Organization.   Parent is a corporation duly formed, validly existing and in good standing under Delaware Law. Merger Sub is a limited liability company duly formed, validly existing and in good standing under Delaware Law.
5.2 Authorization.   Subject to the approval of the Parent Stockholder Proposals by the Parent Stockholders, Parent and Merger Sub have the requisite corporate or limited liability company power and authority, as applicable, to execute and deliver this Agreement and the Ancillary Agreements to be delivered by Parent or Merger Sub, as applicable, at Closing, to perform their obligations hereunder and thereunder, and to consummate the Transactions. The execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to be delivered by Parent or Merger Sub, as applicable, at Closing, and, subject to the approval of the Parent Stockholder Proposals by the Parent Stockholders, the performance by them of their respective obligations hereunder and thereunder, have been duly and validly authorized by all necessary corporate or limited liability company action, as applicable. This Agreement has been, and the Ancillary Agreements to be delivered by Parent or the Merger Sub at Closing will at Closing be, duly and validly executed and delivered by Parent or Merger Sub, as applicable, and constitutes (or, in the case of the Ancillary Agreements to be delivered by Parent or Merger Sub, as applicable, at Closing will, at Closing, constitute) the legal, valid and binding obligation of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.
5.3 No Conflicts.   Except (a) for such filings as may be required under the HSR Act and (b) as may result from any facts or circumstances relating solely to the Company Parties, the Blocker Stockholders, the Non-Blocker Company Members or any of their respective Affiliates and assuming all Governmental Approvals disclosed on Schedule 5.4 have been made or obtained, the execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to be delivered by Parent or Merger Sub, as applicable, do not, and the performance by Parent and Merger Sub, as the case may be, of its obligations under this Agreement or the Ancillary Agreements do not and will not:
(a) violate or result in a breach of the Organizational Documents of Parent or Merger Sub;
(b) result in any breach of, or constitute a default under (or constitute an event which with the giving of notice or lapse of time, or both, would become a default), or give to any third party any right of termination, consent, acceleration or cancellation of, or result in the creation of any Lien on any of the Assets of Parent or Merger Sub pursuant to, any Contract to which Parent or Merger Sub, as the case may be, is a party or by which such Assets are bound, except for the Parent Stockholder Redemption Right; or
(c) violate or result in a breach of any Law applicable to Parent or Merger Sub.
5.4 Governmental Approvals.   No Governmental Approval is required to be made or obtained by Parent or Merger Sub in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, except (a) as may be necessary as a result of any facts or circumstances relating solely to the Company Parties, the Blocker Stockholders, the Non-Blocker Company Members or any of their respective Affiliates, (b) as would not reasonably be expected to result in a material adverse effect on Parent’s ability to consummate the Transactions, (c) for such filings as may be required under the HSR Act, (d) compliance with any applicable requirements of any applicable securities Laws, whether federal, state or foreign and (e) as disclosed on Schedule 5.4.
5.5 Capital Structure.   As of the Execution Date, the authorized capital stock of Parent consists of (a) 90,000,000 shares of Parent Class A Common Stock, (b) 10,000,000 shares of Parent Class F Common Stock and (c) 1,000,000 shares of preferred stock, par value $0.001 per share (the “Parent Preferred Stock”). On the Execution Date: (i) 32,500,000 shares of Parent Class A Common Stock were issued and outstanding, (ii) 8,125,000 shares of Parent Class F Common Stock were issued and outstanding, (iii) no shares of Parent Preferred Stock were issued and outstanding, and (iv) 48,000,000 warrants, each entitling the holder thereof to purchase one-half of one share of Parent Class A Common Stock at an exercise price of  $5.75 per one-half share of Parent Class A Common Stock (the “Parent Warrants”) were issued and outstanding. All outstanding shares of Parent Class A Common Stock and Parent Class F Common Stock have been validly issued and are fully paid and non-assessable and are not subject to preemptive rights. Except for the Parent Class F Common Stock and the Parent Warrants and as provided in the A&R Company LLC Agreement, there are no outstanding (a) securities of Parent convertible into or exchangeable for shares of Capital Stock or other voting securities of Parent, (b) options, warrants or other rights (including preemptive rights) or agreements, arrangement or commitments of any character, whether or not contingent, of Parent to acquire from any Person, and no obligation of Parent to issue, any shares of Capital Stock or voting securities of Parent or any securities convertible into or exchangeable for such shares of Capital Stock or other equity interest or voting securities, other than pursuant to this Agreement, the Crestview Subscription Agreement and the PIPE Subscription Agreements, (c) equity equivalents or other similar rights of or with respect to Parent, or (d) obligations of Parent to repurchase, redeem, or otherwise acquire any of the foregoing securities, shares of capital stock, options, equity equivalents, interests or rights, other than shares of Parent Class F Common Stock. Parent has no direct or indirect equity interests, participation or voting right or other investment (whether debt, equity or otherwise) in any Person (including any Contract in the nature of a voting trust or similar agreement or understanding) or any other equity equivalents in or issued by any other Person other than the Merger Sub Interests or as may be acquired pursuant to this Agreement. The shares of Parent Class A Common Stock to be issued (x) to the Blocker Stockholders in the Blocker Merger (y) pursuant to the Crestview Subscription Agreement, the PIPE Subscription Agreements, and the shares of Parent Class B Common Stock to be issued to the Non-Blocker Company Members in the Company Merger have been duly authorized and, when issued and delivered, will be validly issued, fully paid and non-assessable, and (assuming the accuracy of the representations and warranties of the Blocker Companies and the Company set forth in this Agreement) issued in compliance with all applicable state and federal securities Laws and not subject to, and not issued in violation of, any options, warrants, calls, rights (including preemptive rights), Organizational Documents, commitments or agreements to which Parent is a party or by which it is bound. Parent has reserved sufficient number of shares of Parent Class A Common Stock with respect to rights to cause the redemption of the Common Units and shares of Parent Class B Common Stock issued to the Non-Blocker Company Members in the Company Merger pursuant to the A&R Company LLC Agreement, and such shares of Parent Class A Common Stock when issued in connection with any such redemption will be validly issued, fully paid and non-assessable, and issued in compliance with all applicable state and federal securities Laws and not subject to, and not issued in violation of, any options, warrants, calls, rights (including preemptive rights), Organizational Documents, commitments or agreements to which Parent is a party or by which it is bound. Other than as required by the Founder Registration Rights Agreement, the A&R Registration Rights Agreement and the PIPE Subscription Agreements, Parent has no obligation to register, on behalf of any stockholder or other security holder of the Parent, any securities of Parent under the Securities Act.
5.6 Capitalization of Merger Sub.   As of the Execution Date, Parent owns all of the outstanding Merger Sub Interests, which have been duly authorized and validly issued. There are no outstanding (a) securities of Merger Sub convertible into or exchangeable for Capital Stock or other voting securities of Merger Sub, (b) options, warrants or other rights (including preemptive rights) or agreements, arrangement or commitments of any character, whether or not contingent, relating to issued or unissued Capital Stock or other voting securities of Merger Sub, (c) obligations of Merger Sub to issue any Capital Stock or other voting securities of Merger Sub or any securities convertible into or exchangeable for such Capital Stock or other voting securities, other than pursuant to this Agreement, and (d) obligations of Merger Sub to repurchase, redeem, or otherwise acquire any of the foregoing securities, options, equity equivalents, Capital Stock or rights.
5.7 No Undisclosed Liabilities.   There are no Liabilities of Parent or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities adequately accrued, reserved against or otherwise disclosed on the balance sheet of Parent dated as of March 31, 2018 (including the notes thereto) contained in Parent’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018; (b) Liabilities incurred in the ordinary course of business subsequent to March 31, 2018; (c) Liabilities for Parent Transaction Expenses; and (d) Liabilities not required to be presented on the face of an unaudited interim balance sheet prepared in accordance with GAAP.
5.8 Parent SEC Documents; Controls.
(a) Since March 31, 2017, Parent has timely filed or furnished with the SEC all forms, reports, schedules and statements required to be filed or furnished under the Securities Act or the Exchange Act (such forms, reports, schedules and statements, the “Parent SEC Documents”). As of their respective dates, each of the Parent SEC Documents, as amended (including, without limitation, all financial statements included therein, exhibits and schedules thereto and documents incorporated by reference therein), complied in all material respects with the applicable requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents contained, when filed or, if amended prior to the Execution Date, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the Knowledge of Parent, as of the Execution Date, (A) none of the Parent SEC Documents are the subject of ongoing SEC review or outstanding SEC comment and (B) neither the SEC nor any other Governmental Authority is conducting any investigation or review of any Parent SEC Document. No notice of any SEC review or investigation of Parent or the Parent SEC Documents has been received by Parent as of the Execution Date.
(b) The financial statements of Parent included in the Parent SEC Documents, including all notes and schedules thereto, complied in all material respects, when filed or if amended prior to the Execution Date, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of Parent and its consolidated Subsidiaries, as of their respective dates and the results of operations and the cash flows of Parent and its consolidated Subsidiaries, for the periods presented therein.
(c) Parent has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act and the listing standards of NASDAQ. Parent’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Parent in the reports that it files under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions.
5.9 Legal Proceedings.   As of the Execution Date, there is no Proceeding (filed by any Person other than the Company Parties, the Blocker Stockholders, the Non-Blocker Company Members or any of their respective Affiliates) pending or, to Parent’s Knowledge, threatened, against Parent or Merger Sub before or by any Governmental Authority, which seeks an Order restraining, enjoining or otherwise prohibiting or making illegal any of the Transactions. There are no, and since their respective dates of formation there have not been, any other Proceedings pending, or, to Parent’s Knowledge, threatened against Parent or Merger Sub by or before any Governmental Authority and Parent is not subject to, and no Asset of Parent is bound or affected by, any outstanding Orders.
5.10 Compliance with Laws and Orders.   Each of Parent and Merger Sub is and since its respective date of formation has been in compliance in all material respects with all Laws and Orders applicable to it except where such non-compliance would not reasonably be expected to result in a material Liability to Parent or Merger Sub.

5.11 Brokers.   Neither Parent nor Merger Sub has any liability or obligation to pay fees or commissions to any broker, finder or agent with respect to the Transactions, other than obligations to pay the Deferred Underwriting Commission and any amounts payable in connection with the PIPE Transactions.
5.12 Trust Account.   As of the Execution Date, Parent has (and, assuming no holders of Parent Class A Common Stock exercise the Parent Stockholder Redemption Right, will have immediately prior to the Closing) at least $325 million in the Trust Account, with such funds invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 and held in trust by the Trustee pursuant to the Trust Agreement. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of Parent and the Trustee, enforceable in accordance with its terms. As of the Execution Date, the Trust Agreement has not been terminated, repudiated, rescinded, amended, supplemented or modified, in any respect, and no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. As of the Execution Date, there are no side letters and (except for the Trust Agreement) there are no agreements, contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (i) cause the description of the Trust Agreement in the SEC Documents to be inaccurate in any material respect or (ii) entitle any Person (other than holders of Parent Class A Common Stock who shall have exercised their Parent Stockholder Redemption Right) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except (A) to pay income and franchise taxes from any interest income earned in the Trust Account and (B) to redeem shares of Parent Class A Common Stock pursuant to the Parent Stockholder Redemption Right. There are no Proceedings pending or, to the Knowledge of Parent, threatened with respect to the Trust Account.
5.13 Information Supplied; Proxy Statement.   The information supplied or to be supplied by Parent for inclusion in the Proxy Statement will not, at the time the Proxy Statement is first mailed to the stockholders of Parent and at the time of any meeting of Parent’s stockholders to be held in connection with the Transactions, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement (other than with respect to information supplied by the Company Entities for inclusion therein) will comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the SEC thereunder applicable to the Proxy Statement.
5.14 Absence of Certain Changes or Events.   Since March 31, 2017 through the Execution Date, there has not been any Parent Material Adverse Effect. Neither Parent nor Merger Sub has conducted any business other than its formation, the public offering of its securities (and the related private offerings), the making of public reports under the Exchange Act and the search for, and preparation for the execution of, a Business Combination.
5.15 No Default.   Neither Parent nor Merger Sub is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of  (a) the Organizational Documents of Parent or Merger Sub, (b) any Contract to which Parent is a party or by which Parent is bound, or (c) any Law applicable to Parent, except, in the cases of clauses (b) and (c), for defaults or violations which would not be reasonably likely to have consequences that would, individually or in the aggregate, be material to Parent.
5.16 Listing.   The issued and outstanding shares of Parent Class A Common Stock, the Parent Warrants, and the Parent units (consisting of one share of Parent Class A Common Stock and one Parent Warrant) (the foregoing, collectively, the “Parent Public Securities”) are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NASDAQ. There is no suit, action, proceeding or investigation pending or, to the Knowledge of Parent, threatened against Parent by NASDAQ or the SEC with respect to any intention by such entity to deregister any Parent Public Securities or prohibit or terminate the listing of any Parent Public Securities on NASDAQ. Parent has taken no action that is designed to terminate the registration of Parent Public Securities under the Exchange Act. Parent has not received any written or, to Parent’s Knowledge, oral deficiency notice from NASDAQ relating to the continued listing requirements of the Parent Public Securities.

5.17 Investment Company.   Parent is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
5.18 Certain Tax Matters
(a) Parent’s and its Subsidiaries’ (including Merger Sub’s) present plan and present intention is to continue the historic business of each Blocker Company and the Company Entities (or use a significant portion of the Blocker Companies’, the Company’s and its Subsidiaries’ historic business assets in a business) following the Mergers within the meaning of Treasury Regulation Section 1.368-1(d).
(b) Other than acquisition of shares pursuant to an adjustment to consideration as contemplated by this Agreement, Parent and its Subsidiaries (including Merger Sub) have no plan or intention to acquire any of the shares issued to the Blocker Stockholders in the Merger in exchange for cash or other assets (other than stock of Parent).
(c) Except as contemplated by this Agreement, Parent has no plan or intention to dispose of any of its shares or interest in any of its Subsidiaries or cause any of its Subsidiaries’ assets to be sold or transferred (except in the ordinary course of business).
(d) To the Knowledge of Parent, there are no facts or circumstances that could reasonably be expected to prevent the Blocker Merger with respect to any Blocker Company from qualifying as a reorganization within the meaning of Section 368(a) of the Code.
5.19 Parent Contracts.   Except (a) as set forth on Schedule 5.19, (b) as filed as exhibits to the Parent SEC Documents filed prior to the Execution Date and (c) for this Agreement and the other Contracts contemplated by this Agreement, none of Parent or any Merger Sub is party to any material Contract (other than nondisclosure agreements (containing customary terms) to which Parent is a party that were entered into in the ordinary course of its business).
5.20 Employee Matters.   Other than the current officers of Parent, neither Parent nor any of its Subsidiaries has ever had any employees. Other than reimbursement of any out-of-pocket expenses incurred by Parent’s officers and directors in connection with activities on Parent’s behalf in an aggregate amount not in excess of the amount of cash held by Parent outside of the Trust Account, Parent has no unsatisfied liability with respect to any of its officers. Neither Parent nor Merger Sub maintains, sponsors or has any liability or potential liability with respect to any Benefit Plan.
5.21 Investment Matters.   Parent is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Parent is acquiring the Company Units for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in compliance with applicable federal and state securities Laws, nor with any present intention of distributing or selling any of the Company Units except in compliance with applicable federal and state securities Laws.
5.22 No Other Representations or Warranties.   In entering into this Agreement, Parent has relied solely on the Blocker Companies’ and the Company’s express representations and warranties set forth in Article III and Article IV and in the Closing Certificates delivered by the Blocker Companies and the Company and the Letters of Transmittal, Parent’s own expertise, and Parent’s professional counsel as to the Shares of Capital Stock of the Blocker Companies, the Company Units and the Assets and business of the Company Entities, and the value thereof, and not on any other comments, representations, warranties or statements of, or information provided by, the Blocker Companies, any Company Entity or any Representatives of the foregoing. Parent acknowledges and affirms that it has completed such independent investigation, verification, analysis, and evaluation of the Shares of Capital Stock of the Blocker Companies, the Company Units and the Assets and business of the Company Entities and has made all such reviews and inspections of the Shares of Capital Stock of the Blocker Companies, the Company Units and the Assets and business of the Company Entities as it has deemed necessary or appropriate to enter into this Agreement and the Ancillary Agreements; provided, that the foregoing shall in no event limit in any respect any of the representations or warranties set forth in Article III or Article IV or in any Closing Certificate delivered by the Blocker Companies or the Company or the Letters of Transmittal. Except for

the representations and warranties expressly made by the Blocker Companies in Article III and by the Company in Article IV or in the Closing Certificates to be delivered by the Blocker Companies and the Company or the Letters of Transmittal, Parent acknowledges that no Person has made, and Parent has not relied upon, any representations or warranties, express or implied, as to the Shares of Capital Stock of the Blocker Companies, the Company Units or the financial condition, business, operations, prospects, Assets (including such Assets’ physical condition, title and environmental conditions) or liabilities of any of the Company Entities.
Article VI
COVENANTS
6.1 Regulatory and Other Approvals.
(a) Each Party shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under any applicable Laws to consummate and make effective the Transactions, including (i) filing any notification and report forms required for the consummation of the Transactions under the HSR Act within 15 Business Days after the Execution Date; and (ii) using commercially reasonable efforts to cause any applicable waiting period under the HSR Act with respect to the Transactions to expire or terminate at the earliest time that is reasonably practicable and shall request “early termination” with respect to the waiting period under the HSR Act. Parent shall not agree to extend any waiting period under the HSR Act without the prior written consent of the Company. Parent shall pay all HSR Act filing fees related to the Transaction. Otherwise, each Party shall each pay its own preparation costs and expenses; provided, however, that reasonable and documented fees incurred by the Company or the Blocker Companies under this Section 6.1 related to the Transactions shall constitute a Company Transaction Expense.
(b) Each Party shall, and shall cause its respective Subsidiaries to, (i) promptly inform the other Parties of, and supply to the other Parties, any communication (or other correspondence or memoranda) from or to, and any proposed understanding or agreement with, any Governmental Authority in connection with this Agreement or the Transactions; (ii) consult and cooperate in good faith with the other Parties in connection with any filings, notifications, submissions, analyses, appearances, presentations, memoranda, briefs, arguments and opinions made or submitted by or on behalf of any Party in connection with all meetings, actions, discussions and Proceedings with Governmental Authorities relating to this Agreement or the Transactions, including, subject to applicable Law, permitting the other Parties to review in advance, and considering in good faith the views of the other Party with respect to, any proposed written communication to any Governmental Authority and to promptly provide the other Parties with copies of any communication to any Governmental Authority; (iii) use commercially reasonable efforts to comply, as promptly as reasonably practicable, with any requests received by a Party or any of its Subsidiaries under the HSR Act and any other applicable Law for additional information, documents or other materials; (iv) give the other Parties reasonable advance notice of its or its Subsidiaries’ intention to participate in any meeting or telephone or other discussion with any Governmental Authority with respect to the Transactions or any filings, investigations or inquiries made in connection with the Transactions, and an opportunity to participate in such meeting or discussion; and (v) contest and resist any Proceeding instituted (or threatened in writing to be instituted) by any Governmental Authority challenging the Transactions as being in violation of any applicable Law.
6.2 Access.
(a) From the Execution Date until the earlier of termination of this Agreement in accordance with its terms and the Closing (the “Interim Period”), the Company shall provide Parent and its Representatives with reasonable access, upon reasonable prior notice and during normal business hours, to all Assets owned, leased or operated by the Company Entities, and shall use commercially reasonable efforts to provide Parent and its Representatives access to all Assets operated by third parties, Records, Contracts, documents, officers, employees, agents, legal advisors, accountants and properties of the Company Entities, and the Company shall furnish reasonably promptly to Parent and its Representatives such information concerning the Company Entities and their Assets, business, Records, Contracts, properties and personnel as may be reasonably requested, from time to time, by or on behalf of Parent. Parent and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business of the Company Entities. The Company shall have the right to have a Representative present for any communication with officers of the Company Entities, and Parent shall, and shall use commercially reasonable efforts to cause its Representatives to, observe and comply with all applicable health, safety and security requirements of the Company Entities if Parent exercises its rights to access any Assets or properties of the Company Entities under this Section 6.2. Neither Parent nor its Representatives shall contact any of the employees, customers, suppliers, or other parties that have business relationships with the Company Entities in connection with the Transactions without the specific prior written authorization of the Company. For purposes of clarification, Parent and its Representatives shall be permitted to conduct environmental assessments; provided, however, in no event shall such assessments include any right to perform invasive or subsurface investigations of the properties or facilities of any Company Entity without the prior written consent of the Company. Parent shall hold in confidence all information disclosed to Parent or its Representatives hereunder on the terms and subject to the conditions contained in the Confidentiality Agreement. Notwithstanding anything to the contrary in this Section 6.2, Parent shall have no right of access to, and none of the Company Entities or any of their respective Affiliates shall have any obligation to provide any information (1) relating to bids received from others in connection with the Transactions and information and analysis (including financial analysis) relating to such bids or (2) the disclosure of which could reasonably be expected to (x) jeopardize any privilege available to any Company Entity or any of its respective Affiliates, (y) cause any Company Entity or any of its respective Affiliates to breach a Contract, or (z) result in a violation of Law; provided that, in the event that the restrictions in clause (2) of this sentence apply, the Company shall provide Parent with a reasonably detailed description of the information not provided, and the Company shall cooperate in good faith to design and implement alternative disclosure arrangements to enable Parent to evaluate such information without violating such Law or Contract or jeopardizing such privilege. Subject to the limitations set forth in Section 11.13, to the extent Parent has any assets other than its interest in the Trust Account, promptly upon completion of any access under this Section 6.2, Parent shall repair at its sole expense any damage caused by such access.
(b) During the Interim Period, Parent shall provide the Company and its Representatives with reasonable access, upon reasonable prior notice and during normal business hours, to all Assets, books and records, Contracts, documents, officers, employees, agents, legal advisors and accountants of Parent, and Parent shall furnish reasonably promptly to the Company and its Representatives such information concerning Parent’s business, books and records, Contracts, properties and personnel as may be reasonably requested, from time to time. The Company and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business of Parent. Notwithstanding anything to the contrary in this Section 6.2, the Company shall have no right of access to, and Parent and its Affiliates shall not have any obligation to provide any information the disclosure of which could reasonably be expected to (x) jeopardize any privilege available to Parent or any of its Affiliates, (y) cause Parent or any of its Affiliates to breach a Contract, or (z) result in a violation of Law; provided that, in the event that the restrictions in this sentence apply, Parent shall provide the Company with a reasonably detailed description of the information not provided, and Parent shall cooperate in good faith to design and implement alternative disclosure arrangements to enable the Company to evaluate such information without violating such Law or Contract or jeopardizing such privilege.
(c) Subject to the limitations set forth in Section 11.13, to the extent Parent has any assets other than its interest in the Trust Account, Parent agrees to indemnify, defend and hold harmless the Company, its respective Affiliates and its and their respective Representatives for any and all Losses incurred by the Company, its respective Affiliates or its or their respective Representatives arising solely as a result of actions taken by Parent or its Representatives at any Company Real Property pursuant to the access rights under Section 6.2(a), including any Claims by any of Parent’s Representatives for any injuries or property damage while present on the Company Real Property; provided that the foregoing indemnification shall not apply to such Claims and Losses as are caused by the willful misconduct or gross negligence of the Company, its Affiliates or its and their respective Representatives, or any Company Entity.

(d) During the Interim Period, each Blocker Company shall provide Parent and its Representatives with reasonable access, upon reasonable prior notice and during normal business hours, to all Assets, books and records, Contracts, documents, officers, employees, agents, legal advisors and accountants of such Blocker Company, and such Blocker Company shall furnish reasonably promptly to Parent and its Representatives such information concerning such Blocker Company’s business, books and records, Contracts, properties and personnel as may be reasonably requested, from time to time. Parent and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business of such Blocker Company. Notwithstanding anything to the contrary in this Section 6.2, Parent shall have no right of access to, and such Blocker Company and its Affiliates shall not have any obligation to provide any information the disclosure of which could reasonably be expected to (x) jeopardize any privilege available to such Blocker Company or any of its Affiliates, (y) cause such Blocker Company or any of its Affiliates to breach a Contract, or (z) result in a violation of Law; provided that, in the event that the restrictions in this sentence apply, such Blocker Company shall provide Parent with a reasonably detailed description of the information not provided, and such Blocker Company shall cooperate in good faith to design and implement alternative disclosure arrangements to enable Parent to evaluate such information without violating such Law or Contract or jeopardizing such privilege.
6.3 Conduct of Business.
(a) Except as specifically provided in this Agreement or as set forth on Schedule 6.3(a), as required by applicable Law or with respect to an Emergency, during the Interim Period, the Company shall, and shall cause each other Company Entity to, (a) conduct its operations in the ordinary course of business and (b) use its commercially reasonable efforts to (i) preserve intact its present business organization, (ii) maintain in effect its material Contracts and Permits, (iii) retain its current officers and key employees, (iv) preserve its relationships with its key customers, suppliers and other Persons having a material business relationship with the Company Entities, (v) preserve, maintain and protect its material Assets (vi) maintain, with financially responsible insurance companies, insurance in such amounts and against such risks and losses as is maintained by it at present, and (v) maintain all existing material Owned Intellectual Property.
(b) Without limiting the generality of Section 6.3(a), during the Interim Period, except as expressly permitted or required by the terms of this Agreement, as otherwise described in Schedule 6.3(b), as required by applicable Law or as consented to or approved in writing by Parent, which consent or approval will not be unreasonably withheld, conditioned or delayed, the Company shall not, and the Company shall cause the other Company Entities not to:
(i) amend or propose to amend the Organizational Documents of any Company Entity;
(ii) (A) offer, issue, sell, grant or deliver, or authorize or propose to offer, issue, sell, grant or deliver, any Company Units or other Capital Stock or equity equivalents in any Company Entity (other than any grant approved by the Company Board of up to an aggregate of 14,200 Company Class G Units to one or more employees of the Company Entities, provided that, for the avoidance of doubt, no such grant shall affect the total amount of the Merger Consideration), or (B) amend in any material respect any of the terms of any equity securities of any Company Entity outstanding as of the Execution Date;
(iii) (A) split, combine, or reclassify any Company Units or other Capital Stock of any Company Entity, (B) declare, set aside or pay any dividends on, or make any other distribution in respect of, any outstanding Company Units or other Capital Stock of any Company Entity, except for dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to the Company or a direct or indirect wholly owned Subsidiary of Company, (C) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any Company Units or other Capital Stock of any Company Entity or (D) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of any Company Entity;

(iv) (A) create, incur, guarantee or assume any Indebtedness or otherwise become liable or responsible for the obligations of any other Person (other than any Company Entity), other than borrowings under the Credit Agreement, purchase money credit or deferred purchase price credit extended to the Company by vendors and suppliers, and financings in connection with the creation of special purpose vehicles to finance capital expenditures for new fleets (similar to fleet nos. 10 and 11), in each case, in the ordinary course of business consistent with past practices, or (B) mortgage or pledge any material Assets of the Company Entities, or create any material Lien thereon that is not released at or prior to Closing other than Permitted Liens;
(v) sell, or otherwise dispose of any of its Assets, except (A) pursuant to existing Material Contracts, or (B) the sale of obsolete Assets and inventory of the Company Entities in the ordinary course of business;
(vi) sell, convey, transfer, assign, abandon, disclaim, or otherwise dispose of any material Owned Intellectual Property, or grant any exclusive licenses to any material Owned Intellectual Property other than in the ordinary course of business.
(vii) (A) acquire (by merger, consolidation, or acquisition of stock or assets or otherwise) any Person or other business organization or division thereof or all or any substantial part of the assets of any Person, (B) form any joint venture or similar arrangement, other than the creation of special purpose vehicles to finance capital expenditures for new fleets (similar to fleet nos. 10 and 11), or (C) make any loans, advances or capital contributions to, or investments in, any Person, except for loans, advances or capital contributions in the form of trade credit granted to customers in the ordinary course of business consistent with past practice;
(viii) except with respect to an Emergency, make or commit to make any capital expenditure other than (A) as contemplated by the Budget, (B) maintenance expenditures in the ordinary course of business, (C) capital expenditures as required by any Governmental Authority, or (D) capital expenditures that do not exceed $7,500,000 in the aggregate;
(ix) change in any material respect any of the financial accounting principles, practices or methods used by any Company Entity, except for any change required by reason of a concurrent change in GAAP or statutory accounting requirements;
(x) enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement or closing agreement relating to any Tax other than any customary Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax;
(xi) (A) change its Tax accounting principles, methods or policies; (B) make any material new Tax election or change or revoke any existing material Tax election; (C) settle any material Tax liability or compromise any material Tax refund; (D) file any amended Tax Return or claim for refund; or (E) enter into any closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law);
(xii) settle or offer or propose to settle any Proceeding (other than a Proceeding related to Taxes) against any Company Entity unless such settlement (A) requires the payment of less than $1,000,000, which payment is made prior to Closing, (B) involves the unconditional release of such Company Entity with respect to the subject matter of the Proceeding, (C) does not impose any material obligations on any Company Entity after the Closing and (D) does not involve an admission of criminal wrongdoing by any Company Entity;
(xiii) amend in any material respect, terminate or waive any material right under any Material Contract, other than Contracts that terminate pursuant to their terms;
(xiv) amend or modify the Budget in any material respect or fail to make any capital expenditures contemplated by the Budget; provided that any such capital expenditures, other than those specified in the Budget as “Time of Essence Expenditures,” may be accelerated or delayed if determined in good faith by the Company Board, after consultation with Parent, to be in the best interest of the applicable Company Entity;

(xv) (A) except consistent with past practice and in the ordinary course of business or as required by applicable Laws, grant any increases in the compensation (including bonuses) or benefits payable or to become payable to any of the directors, officers, employees or independent contractors of any of the Company Entities (other than any grant approved by the Company Board of up to an aggregate of 14,200 Company Class G Units to one or more employees of the Company Entities, provided that, for the avoidance of doubt, no such grant shall affect the total amount of the Merger Consideration); (B) enter into any new, or amend any existing, employment, retention, change in control or severance or termination agreement with any currently existing director, officer, employee or independent contractor; (C) terminate, establish or become obligated under any collective bargaining agreement; (D) enter into any new, or amend any, Company Group Plan or other Benefit Plan (other than amendments required by Law); (E) terminate the employment of any executive officer or management-level employee (except for a for-cause termination); or (F) hire any (I) “executive officer” (as defined in Rule 405 under the Securities Act, assuming that the Company were a “registrant” for purposes of such rule) or (II) any other employee with an annual salary in excess of  $200,000;
(xvi) take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the Transactions;
(xvii) enter into or amend the terms, in any material respect, of any Related Party Transaction; or
(xviii) agree or commit to do any of the foregoing.
(c) During the Interim Period, except as expressly permitted or required by the terms of this Agreement or as consented to or approved in writing by Parent, which consent or approval will not be unreasonably withheld, conditioned or delayed, each Blocker Company shall not:
(i) sell, assign, Transfer or otherwise dispose of any of the Company Units owned by it;
(ii) create any Lien on any of the Company Units owned by it;
(iii) enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement or closing agreement relating to any Tax other than any customary Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax;
(iv) (A) change its Tax accounting principles, methods or policies; (B) make any material new Tax election or change or revoke any existing material Tax election; (C) settle any material Tax liability or compromise any material Tax refund; (D) file any amended Tax Return or claim for refund; or (E) enter into any closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law);
(v) take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the Transactions; or
(vi) agree or commit to do any of the foregoing.
(d) During the Interim Period, except as expressly permitted or required by the other terms of this Agreement, as required by any applicable Law, or consented to or approved in writing by the Company, which consent or approval will not be unreasonably withheld, conditioned or delayed, Parent shall not, and Parent shall cause its Subsidiaries not to:
(i) amend or propose to amend (A) the Organizational Documents of Parent or any of its Subsidiaries, (B) the Trust Agreement or any other agreement related to the Trust Account or (C) the Employment Agreements;
(ii) offer, issue, sell, grant or deliver, or authorize or propose to offer, issue, sell, grant or deliver, any Capital Stock of Parent or any of its Subsidiaries, other than in connection with this Agreement and the PIPE Subscription Agreements;

(iii) (A) split, combine, or reclassify any Capital Stock of Parent, (B) declare, set aside or pay any dividends on, or make any other distribution in respect of, any outstanding Capital Stock of Parent, (C) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any Capital Stock of Parent, other than pursuant to an exercise of a Parent Stockholder Redemption Right and as contemplated by the Parent Sponsor Agreement, or (D) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Parent or any of its Subsidiaries;
(iv) other than in connection with the Transactions, create, incur, guarantee or assume any Debt or otherwise become liable or responsible for the obligations of any other Person;
(v) other than in connection with the Transactions, (A) acquire (by merger, consolidation, or acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, or other business organization or division thereof, (B) form any joint venture or similar arrangement or exercise any rights under any existing joint venture or similar agreement, or (C) make any loans, advances or capital contributions to, or investments in, any Person; or
(vi) agree or commit to do any of the foregoing.
6.4 D&O Indemnity.   Parent and Merger Sub agree that all rights to indemnification, exculpation, and advancement of expenses for acts or omissions occurring prior to the Closing Date now existing in favor of the current or former managers, directors, officers, members or employees of any of the Company Entities (collectively, the “Company Indemnitees”) as provided as of the Execution Date in the Organizational Documents of the Company Entities (including, without limitation, the Company LLC Agreement notwithstanding the Company Merger) shall survive the Closing and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Closing Date. Parent and Merger Sub shall not, and shall cause their respective Subsidiaries not to, repeal, amend, waive or otherwise modify such rights to indemnification, exculpation, and advancement of expenses in any manner that would adversely affect the rights of the Company Indemnitees thereunder. Parent or Merger Sub shall, effective as of the Closing Date, obtain and fully pay the premium for “tail” insurance policies that cover the existing directors and officers of the Company Entities for a claims-reporting or discovery period of at least six years from and after the Closing Date from an insurance carrier with the same or better credit rating as Company’s existing directors’ and officers’ insurance carrier and with terms, conditions, retentions and limits of liability that are no less advantageous than the coverage provided under Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against any of the existing directors or officers of the Company Entities by reason of his or her service as a director or officer of any Company Entity at or prior to the Closing Date (including in connection with this Agreement or the Transactions); provided, however, that Parent and Merger Sub shall not be required to spend more than 300% (the “D&O Cap Amount”) of the last annual premium paid by Company prior to the Execution Date per year for such coverage under such tail policy; provided further that if the cost of such insurance exceeds the D&O Cap Amount, and Parent and Merger Sub elect not to spend more than the D&O Cap Amount for such purposes, then Parent or Merger Sub shall purchase as much coverage as is obtainable for the D&O Cap Amount which shall satisfy the obligations of Parent and Merger Sub with respect to such tail policy under this Section 6.4. From and after the Closing, in the event that Parent or Merger Sub or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of Parent or Merger Sub, as applicable, shall assume the obligations set forth in this Section 6.4.
6.5 Tax Matters.
(a) Following the Closing, Parent shall cause to be timely filed all Tax Returns required to be filed by any of the Company Entities or the Blocker Companies after the Closing Date that relate to Pre-Closing Tax Periods. Except as required by applicable Law, such Tax Returns that are Flow-Through Returns shall be prepared in accordance with the terms of this Section 6.5, consistent with past practices of the Company Entities and in accordance with applicable Law, and submitted

(with copies of any relevant schedules, work papers and other documentation then available) to the Seller Representative for its approval (which approval shall not be unreasonably withheld, conditioned or delayed) not less than 30 days prior to the due date for the filing of such Tax Return, or, for any such Tax Return due to be filed within thirty days after the Closing Date, as soon as practicable after Closing. If the Seller Representative disputes any item on any Tax Return delivered to it under this Section 6.5, the Seller Representative shall notify Parent of such disputed item (or items) within fifteen days and shall provide an explanation of the reason for its objection. Parent and the Seller Representative shall act in good faith to resolve any such dispute prior to the date on which the relevant Tax Return is required to be filed. If Parent and the Seller Representative cannot resolve any disputed item, the question shall be resolved by an independent accounting firm of national reputation that is selected by mutual agreement of Parent and the Seller Representative, and the fees of the such independent accounting firm shall be borne equally by the Seller Representative and Parent. If any disputed item has not been resolved by the time a Tax Return is required to be filed, or the Seller Representative’s period for review and objection to such Tax Return has not expired by the time a Tax Return is required to be filed, the Tax Return shall be filed as prepared by Parent, and if the disputed item is resolved thereafter in a manner different than as reflected on such Tax Return, Parent shall file an amended Tax Return that reflects such resolution.
(b) Parent shall not, and shall not allow any of the Company Entities to, amend any Tax Return of any of the Company Entities for a Pre-Closing Tax Period, or cause or effect any Seller Tax Matter, in each case without the prior written consent of the Seller Representative, which consent shall not to be unreasonably withheld, conditioned or delayed; provided, that Parent shall not be required to obtain the prior written consent of the Seller Representative with respect to any Seller Tax Matter that (x) arises incidentally as a result of Parent’s filing of Tax Returns of a Company Entity with respect to a Tax period (or portion thereof) beginning after the Closing Date, or (y) is reasonably required in connection with an audit or other Tax Proceeding initiated by a Taxing Authority.
(c) Parent and the Seller Representative shall cooperate fully, and shall cause their respective Affiliates to cooperate fully, as and to the extent reasonably requested by either Parent or the Seller Representative, in connection with the filing of Tax Returns pursuant to this Section 6.5 and any Tax Proceeding with respect to such Tax Returns. Such cooperation shall include the retention and (upon Parent’s or the Seller Representative’s request) the provision of records and information which are reasonably relevant to any such Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.
(d) Any Transfer Taxes imposed on the Transactions shall be paid by the Party responsible for paying such Transfer Taxes under applicable Law. The Seller Representative and Parent agree to cooperate in the execution and delivery of all instruments and certificates reasonably necessary to remit and/or minimize the amount of any Transfer Taxes. Parent shall prepare and timely file (or cause to be prepared and timely filed) any Tax Returns for Transfer Taxes as required by Law and shall notify the Seller Representative when such filings have been made.
(e) For purposes of this Agreement, in the case of any Straddle Period, (i) any property Taxes and other similar taxes imposed on a periodic basis for the portion of the Straddle Period that is in a Pre-Closing Tax Period shall be equal to the amount of such property Taxes for such entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that is in a Pre-Closing Tax Period and the denominator of which is the number of days in the Straddle Period; and (ii) all other Taxes for the portion of the Straddle that is in a Pre-Closing Tax Period shall be determined based on an actual closing of the books used to calculate such Taxes as if such Tax period ended as of the close of business on the Closing Date. In the case of clause (ii), exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions computed as if the Closing Date was the last day of the Straddle Period) shall be allocated between the portion of the Straddle Period that is in a Pre-Closing Tax Period and the portion of the Straddle Period thereafter in proportion to the number of days in each such portion.

(f) Intended Tax Treatment.
(i) The Parties intend that each Blocker Merger will qualify as a reorganization described in Section 368(a)(1)(A) of the Code, and the Parties shall report the transactions contemplated in this Agreement consistently with such treatment on all relevant Tax Returns, and shall take no position inconsistent with such treatment in any Tax Proceeding with a Taxing Authority unless required by applicable Law. Neither Parent nor the Blocker Stockholders shall take any action that could reasonably be expected to prevent the Blocker Merger with respect to such Blocker Company from qualifying as a reorganization within the meaning of Section 368(a) of the Code. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Section 368 and the Treasury Regulation promulgated thereunder.
(ii) The Parties agree that, except as required by applicable Law, for U.S. federal Income Tax purposes, (A) the Company shall be treated as the continuing partnership pursuant to Section 708(b)(1) of the Code; (B) neither the shares of Parent Class B Common Stock nor the right to redeem or exchange Common Units shall be treated as having a fair market value greater than zero dollars ($0); (C) Parent shall (I) be treated as contributing cash and property to the Company in exchange for Common Units in a non-taxable transaction under Section 721(a) of the Code, (II) be treated as acquiring the Company Warrants in exchange for cash in an amount equal to the fair market value of such Company Warrants, and (III) not be treated as receiving any taxable consideration pursuant to Treasury Regulation Section 1.707-3; provided, that, notwithstanding the foregoing, if any taxable consideration is treated as received by Parent or the Non-Blocker Company Members, (x) such consideration shall be treated as a reimbursement of preformation capital expenditures to the maximum extent permitted pursuant to Treasury Regulation Section 1.707-4(d), and (y) nonrecourse liabilities of the Company shall be allocated in a manner that is consistent with applicable Treasury Regulations to minimize, to the greatest extent possible, the amount of gain that the Non-Blocker Company Members or Parent would recognize, if any, pursuant to Section 707 of the Code, if applicable, or Section 731(a) of the Code, in connection with the receipt of such consideration; and (D) with respect to the IRS Form 1065 (or similar state or local Tax Return) filed for the Tax year of the Company including the Closing Date, such Tax Return shall be prepared utilizing the “interim closing method” as if the Tax year ended on the Closing Date and “calendar day convention” (in each case, as defined in Treasury Regulation Section 1.706-4) as of the end of the Closing Date.
(iii) The Parties shall (A) prepare and file all Tax Returns in a manner consistent with this Section 6.5(f), and (B) take no position inconsistent with this Section 6.5(f) in any Tax Return, Tax Proceeding or otherwise absent a determination within the meaning of Section 1313 of the Code to the contrary.
(g) If any Taxing Authority issues to Parent or any of the Company Entities (i) a written notice of its intent to audit or conduct a Tax Proceeding with respect to Flow-Through Returns for any Pre-Closing Tax Period or (ii) a written notice of deficiency for Taxes for any Pre-Closing Tax Period relating to Flow-Through Returns (each a “Tax Contest”), Parent shall notify the Seller Representative of its receipt of such communication from the Taxing Authority within thirty (30) days of receipt. The Seller Representative shall have the right, at its sole cost and expense, to control the prosecution, settlement or compromise of any such Tax Contest, provided, however, that the Seller Representative shall keep Parent reasonably informed as to the progress of such Tax Contest and, to the extent that any such Tax Contest could reasonably be expected to have a material adverse post-Closing impact on Parent or any of the Company Entities, (i) Parent shall be entitled to participate in any such Tax Contest at its sole cost and expense and (ii) the Seller Representative shall not settle or otherwise compromise any such Tax Contest without Parent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, at Parent’s request, the Company shall make an election under Section 6226(a) of the Code (or any similar or comparable election under state or local Law) with respect to any Tax Contest related to a Flow-Through Return of a Company Entity for a Pre-Closing Tax Period.

(h) The Parties agree that the Company shall use the “traditional allocation method” as described in Treasury Regulation Section 1.704-3(b) (including in connection with any “reverse 704(c) allocation”) that may be required in connection with a “book-up” of the Company’s assets in connection with the transactions contemplated by this Agreement.
(i) The obligations of Parent in this Section 6.5 shall survive Closing. To the extent that the provisions of this Section 6.5 are inconsistent with or conflict the provisions of Article X or any other provisions under this Agreement, the provisions of this Section 6.5 shall control.
6.6 Public Announcements.   No Party shall make any public announcement or issue any public communication regarding this Agreement or the Transactions without first obtaining the prior written consent, as applicable, of Parent (if a Company Party is the disclosing Party) or the Company (if Parent or Merger Sub is the disclosing Party), except if such announcement or other communication is required by applicable Law (including in connection with the preparation and filing of the Proxy Statement and any offering or other documents prepared in connection with any financing by Parent) or the rules of any stock exchange upon which such Party’s capital stock is traded, in which case, to the extent permitted by Law, the disclosing Party shall use its commercially reasonable efforts to coordinate or communicate such announcement or communication with Parent or the Company, as applicable, prior to announcement or issuance; provided, however that no provision of this Agreement shall be deemed to restrict in any manner (i) any Party’s ability to communicate with its employees or equity holders or (ii) the ability of Parent and the Company to communicate with their financial and legal advisors, lenders, underwriters or financing sources (including, in the case of Parent, the PIPE Investors).
6.7 The Proxy Statement and the Special Meeting.
(a) As promptly as reasonably practicable after the Execution Date, but in any event within ten Business Days following the date on which Parent has received written notice from the Company that the Company believes that the information required to be provided by the Company Entities hereunder has been delivered to Parent, Parent will prepare and file with the SEC a proxy statement containing the information specified in Schedule 14A of the Exchange Act with respect to the transactions contemplated by this Agreement (the “Proxy Statement”) in preliminary form; provided, however, that such ten Business Day period shall not elapse if Parent provides a reasonably detailed written notice to the Company regarding information that is required but has not yet been received by Parent from the Company for the Proxy Statement, in which case the ten Business Day period shall re-commence after Parent receives such information from the Company. Parent shall as promptly as practicable notify the Company of the receipt of any oral or written comments from the SEC relating to the Proxy Statement and any request by the SEC for any amendment to the Proxy Statement or for additional information. Parent shall cooperate and provide the Company with a reasonable opportunity to review and comment on the Proxy Statement (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC and give due consideration to all comments reasonably proposed by the Company in respect of such documents and responses prior to filing such with or sending such to the SEC, and the Parties will provide each other with copies of all such filings made and correspondence with the SEC. The Parent Board Recommendation shall be included in the Proxy Statement. Parent will use its commercially reasonable efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement. Parent will cause the Proxy Statement to be transmitted to the Parent Stockholders as promptly as practicable, but in any event within five Business Days, following the date on which the SEC confirms it has no further comments on the Proxy Statement.
(b) The Company acknowledges that a substantial portion of the Proxy Statement and other filings to be made by Parent with the SEC shall include disclosure regarding the Company Entities and their management, operations and financial condition. Accordingly, the Company will, as promptly as reasonably practicable after the Execution Date, use commercially reasonable efforts to provide Parent with all information concerning the Company Entities, the operations of the Company Entities’ business and the Company Entities’ management and operations and financial condition, in each case, required to be included in the Proxy Statement or such other filings, including the required financial statements of the Company Entities prepared in accordance with Regulation S-X and a related consent from the Company Entities’ independent public accountants. Without limiting the generality of the foregoing, the Company Entities shall use commercially reasonable efforts to cooperate with Parent in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC. The Company shall use commercially reasonable efforts to cause its officers and employees to cooperate with Parent and its counsel in connection with the drafting of the Proxy Statement and any other filings to be made by Parent with the SEC and responding in a timely manner to comments on the Proxy Statement or such other filings from the SEC; provided that doing so does not unreasonably interfere with the ongoing operations of the Company Entities.
(c) Parent will take, in accordance with applicable Law, NASDAQ rules and the Organizational Documents of Parent, all action necessary to call, hold and convene a special meeting of holders of Parent Common Stock (including any permitted adjournment or postponement, the “Parent Stockholders Meeting”) to consider and vote upon the Parent Stockholder Proposals as promptly as reasonably practicable after the filing of the Proxy Statement in definitive form with the SEC. Once the Parent Stockholders Meeting has been called and noticed, Parent will not postpone or adjourn the Parent Stockholders Meeting without the consent of the Company, which consent will not be unreasonably withheld, conditioned or delayed, other than, (1) for the absence of a quorum, (2) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that Parent has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated to and reviewed by the Parent Stockholders prior to the Parent Stockholders Meeting or (3) an adjournment or postponement of up to ten Business Days to solicit additional proxies from of Parent Stockholders. Subject to Section 6.7(d), Parent will take all reasonable lawful action to solicit approval of the Parent Stockholder Proposals and the LTIP Proposal by the Parent Stockholders.
(d) The Parent Board will recommend in the Proxy Statement that the Parent Stockholders approve the Parent Stockholder Proposals (the “Parent Board Recommendation”). Notwithstanding the foregoing, at any time prior to obtaining the required stockholder approval at the Parent Stockholders Meeting, the Parent Board may withdraw, modify or qualify in any manner the Parent Board Recommendation (any such action a “Change in Recommendation”) if the Parent Board shall have concluded in good faith, after consultation with its outside legal advisors and financial advisors, that a failure to make a Change in Recommendation would be inconsistent with its fiduciary duties under applicable Law; provided, however, that the Parent Board shall not be entitled to exercise its rights to make a Change in Recommendation pursuant to this sentence unless (i) such Change in Recommendation is based upon a material intervening event that occurred during the Interim Period and constitutes information not available to the Parent Board at the Execution Date and (ii) Parent has provided to the Company three Business Days’ prior written notice advising the Company that the Parent Board intends to take such action and specifying the reasons therefor in reasonable detail. For the avoidance of doubt, unless this Agreement is terminated in accordance with its terms, any Change in Recommendation will not (x) change the approval of this Agreement or any other approval of the Parent Board or (y) relieve Parent of any of its obligations under this Agreement, including its obligation to hold the Parent Stockholders Meeting.
(e) If at any time prior to the Closing Date, any event, circumstance or information relating to Parent or the Company Entities, or any of their respective officers or directors should be discovered by Parent or the Company, as applicable, that should be set forth in an amendment or supplement to the Proxy Statement or any other filings to be made by Parent with the SEC, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties, and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC by Parent and, to the extent required by Law, disseminated to the Parent Stockholders; provided that no information received by Parent pursuant to this Section 6.7(e) shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made hereunder by any Party, and no such information shall be deemed to change, supplement or amend the Schedules.

(f) Subject to the limitations set forth in Section 11.13, to the extent Parent has any assets other than its interest in the Trust Account, Parent shall promptly, upon request by the Company, reimburse the Company Entities for all out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Company Entities in connection with the cooperation of the Company Entities contemplated by this Section 6.7 and shall indemnify and hold harmless the Company Entities and their Representatives and Affiliates from and against any and all losses, damages, claims, costs or out-of-pocket expenses suffered or incurred by any of them in connection with the Proxy Statement and any information used in connection therewith, except for Liabilities of the Company Entities to the extent they resulted from information provided by the Company Entities specifically for use in connection with the Proxy Statement containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The obligations of Parent in this Section 6.7 shall survive Closing.
6.8 Cooperation on Financing Matters.   Prior to the Closing and in connection with any financing activities of Parent (including for these purposes the PIPE Transactions and the reduction or minimization of exercises of the Parent Stockholder Redemption Right), the Company shall use commercially reasonable efforts to provide to Parent, and shall use its commercially reasonable efforts to cause its Representatives, including legal and accounting representatives, to provide, in each case at the Company’s own expense (provided that, if the Closing occurs and any such expenses remain unpaid at Closing, such expenses shall be Company Transaction Expenses), all cooperation reasonably requested by Parent that is customary in connection with completing any financing activities of Parent, which commercially reasonable efforts shall include, among other things, (i) furnishing Parent reasonably promptly following Parent’s request, with information regarding the Company Entities (including information to be used in the preparation of one or more information packages regarding the business, operations, financial projections and prospects of the Company Entities), to the extent reasonably available to the Company Entities, (ii) causing the Company Entities’ senior management and other representatives with appropriate seniority and expertise of the Company Entities to participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead-arrangers, bookrunners or agents for, and prospective lenders of, such financing), presentations, due diligence sessions, drafting sessions and sessions with rating agencies in connection with such financing or maintenance activities, (iii) assisting with the preparation of materials for rating agency presentations, offering memoranda, and similar documents required in connection any such financing or maintenance activities, (iv) using commercially reasonable efforts to obtain legal opinions, auditor comfort letters and auditor consents reasonably requested by Parent in order to consummate such financing or maintenance activities, (v) taking all corporate actions, subject to the occurrence of the Closing, reasonably requested by Parent or any future or existing financing sources of Parent or the Company Entities to permit the consummation of such financing activities, (vi) assisting Parent with the repayment, and release of any Liens upon repayment, of any outstanding Indebtedness of any Company Entity and obtaining customary payoff letters with respect thereto, and (vii) cooperating with requests for due diligence to the extent customary and reasonable; provided, however, that no obligation of the Company Entities under any agreement, certificate, document or instrument shall be effective until the Closing and none of the Company Parties or any of their Representatives shall be required to pay any commitment or other fee or incur any other Liability prior to Closing in connection with any financing activities (other than with respect to expenses incurred in accordance with the first sentence of this Section 6.8). Subject to the limitations set forth in Section 11.13, to the extent Parent has any assets other than its interest in the Trust Account, Parent shall indemnify and hold harmless the Company Parties, their Subsidiaries, the Contributor and its Representatives and Affiliates from and against any and all losses, damages, claims, costs or out-of-pocket expenses suffered or incurred by any of them in connection with any financing activities of Parent and any information used in connection therewith, except for Liabilities of the Company Entities to the extent they resulted from information provided by the Company Entities specifically for use in connection with such financing activity containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The obligations of Parent in this Section 6.8 shall survive Closing.

6.9 Further Assurances.   Subject to the terms and conditions of this Agreement, at any time or from time to time after Closing, at any Party’s request and without further consideration, the other Parties shall (and in the case of Parent, Parent shall, and shall cause the Company Parties to) execute and deliver to such Party such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as such Party may reasonably request in order to consummate the Transactions.
6.10 Exclusivity.
(a) From the Execution Date until the earlier of the Closing or the termination of this Agreement, the Company will not, and will cause the other Company Entities and any of their respective Affiliates and any of their and their Affiliates’ Representatives, not to, and each of the Blocker Companies will not, and will cause its respective Affiliates and its and its Affiliates’ respective Representatives not to, take any action, directly or indirectly, to initiate, solicit, facilitate or encourage, participate in any discussions or negotiations with, enter into any Contract (including any letter of intent or confidentiality agreement), or furnish to any other Person any information (other than information to or from any other Person which is traditionally provided in the regular course of business to third parties where the Company Entity and its Affiliates or their Representatives have no reason to believe that such information may be utilized to evaluate any such acquisition of any Capital Stock of the Company Entities or any of the Blocker Companies or all or substantially all of the Assets of the Company Entities) with respect to, any proposal from any Person relating to an acquisition of any Capital Stock of the Company Entities or any of the Blocker Companies or all or substantially all of the Assets of the Company Entities. The Company shall, and shall cause the other Company Entities, any of their respective Affiliates and any of their and their Affiliates’ Representatives to, and each of the Blocker Companies shall, and shall cause its respective Affiliates and its and its Affiliates’ respective Representatives to, immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Person (other than Parent and its Affiliates) with respect to any of the foregoing. As promptly as practicable (and in any event within two (2) Business Days) after the Execution Date, the Company shall, and will cause the other Company Entities to, send “return or destroy” letters to all other Persons to whom the Company Entities or their Affiliates and professional advisors provided confidential information under or pursuant to a confidentiality or non-disclosure agreement in connection with the potential sale of all or substantially all of the Company Entities (any such confidentiality or non-disclosure agreement, a “Transaction Confidentiality Agreement”). From and after the Closing, the Company shall, and shall cause the other Company Entities to, use its and their commercially reasonable efforts to enforce their rights under any such Transaction Confidentiality Agreement for the benefit of Parent. From the Execution Date until the earlier of the Closing or the termination of this Agreement, (i) the Company Board and the Company Members shall not, and the Company shall cause the Company Board and the Company Members not to, withdraw, modify or qualify in any manner, any vote, approval or consent made or given by any of them with respect to the execution and delivery by the Company of, and performance by the Company of its obligations under, this Agreement or the consummation by the Company of the Transactions, and (ii) the board of directors, managers, managing member or other similar governing body or Person of each Blocker Company and the Blocker Stockholders of each Blocker Company shall not, and each Blocker Company shall cause its board of directors, managers, managing member or other similar governing body or Person and its Blocker Stockholders not to, withdraw, modify or qualify in any manner, any vote, approval or consent made or given by any of them with respect to the execution and delivery by such Blocker Company of, and performance by such Blocker Company of its obligations under, this Agreement or the consummation by such Blocker Company of the Transactions.
(b) Without limitation of Section 6.10(a), from the Execution Date until the earlier of the Closing or the termination of this Agreement, (i) the Company shall not permit any of the Company Members to, and shall cause the Company Members not to, effect any Transfer of any Company Units, and (ii) each Blocker Company shall not permit any of its Blocker Stockholders to, and shall cause its Blocker Stockholders not to, effect any Transfer of any Capital Stock of such Blocker Company, in each case except (A) pursuant to this Agreement, (B) to another Company Member or another Blocker Stockholder, (C) to Crestview or any of its Affiliates, (D) a Transfer of Company Units held by

USWS Management Co. to its members, or (E) with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned (it being agreed that such action shall not be deemed unreasonable if  (I) such Transfer could reasonably be expected to delay or impair consummation of the Transactions or (II) such action is required by the Crestview Subscription Agreement)); provided that, in the case of any Transfer pursuant to clause (B) or clause (C), Parent is given written notice of such Transfer in advance of such Transfer. For the avoidance of doubt, any Transfer permitted by this Section 6.10(b), and any discussions or negotiations with respect thereto, will not constitute a breach of Section 6.10(a).
(c) Parent shall, and shall cause its Affiliate and its and their Affiliates’ Representatives to, immediately cease any existing discussions and negotiations with any third parties conducted prior to the Execution Date with respect to any Business Combination (including any Parent Acquisition Proposal) other than as contemplated by this Agreement. From the Execution Date until the earlier of the Closing or the termination of this Agreement pursuant to Section 9.1, Parent will not, and will cause its Affiliates and any of its and their Affiliates not to, take any action, directly or indirectly, to initiate, solicit, facilitate, encourage, or participate in any discussions or negotiations with, enter into any Contract (including any letter of intent or confidentiality agreement), or furnish to any other Person any information (other than information to or from any other Person which is traditionally provided in the regular course of business to third parties where Parent and its Affiliates or their Representatives have no reason to believe that such information may be utilized to evaluate any such Business Combination (including any Parent Acquisition Proposal) with respect to any Business Combination (including any Parent Acquisition Proposal), or agree to, approve or recommend, any Contract with respect to, any Business Combination (including any Parent Acquisition Proposal), in each case, other than as contemplated by this Agreement.
(d) For purposes of this Agreement, a “Parent Acquisition Proposal” means any proposal, Contract, offer or inquiry by any Person or Persons for or with respect to (regardless how structured) (i) the acquisition of any of the equity interests of another Person by Parent or any of its Subsidiaries pursuant to a merger, consolidation, dissolution, recapitalization, refinancing or otherwise, (ii) a transaction pursuant to which another Person issues or would issue, or Parent, its stockholders or any of its Subsidiaries acquire or would acquire, any of the equity interests of such other Person or (iii) a transaction pursuant to which Parent or any of its Subsidiaries acquires or would acquire in any manner, directly or indirectly, any assets of another Person; provided that the PIPE Subscription Agreements and the PIPE Transactions and any other financing with respect to the Transactions shall not constitute a Parent Acquisition Proposal.
6.11 Notice of Certain Events.   Each of the Company Parties and Parent will give prompt notice to the other (and will subsequently keep the other informed on a reasonably current basis of any material developments related to such notice) upon its becoming aware of  (a) the occurrence or existence of any fact, event or circumstance that has, (i) with respect to the Company Parties, had or would reasonably be expected have a Company Material Adverse Effect and (ii) with respect to Parent had or would reasonably be expected to have a Parent Material Adverse Effect, (b) the occurrence or existence of any fact, event or circumstance that is reasonably likely to result in any of the conditions set forth in Article VII or Article VIII, as applicable, not being able to be satisfied prior to the Outside Date, (c) any notice or other communication that has been received by the Company Parties from any Person alleging that the consent of such Person is or may be required in connection with the Transactions, (d) any notice or other communication that has been received by Parent or the Company Parties from any Governmental Authority in connection with the Transactions, or (e) any Proceeding commenced or, to the Knowledge of the Company or Parent, as applicable, threatened that (i) if pending on the Execution Date, would have been required to have been disclosed by the Company Parties or Parent, as applicable, pursuant to this Agreement or (ii) otherwise relates to this Agreement or the consummation of the Transactions. No notification given by any Party pursuant to this Section 6.11 shall limit or otherwise affect any of the representations, warranties, covenants, obligations or conditions contained in this Agreement.
6.12 Excess Cash.   Any cash of Merger Sub or the Company Entities immediately after Closing and the payment of all amounts payable in connection with the Closing as provided in this Agreement shall be used as determined by the Parent Board, as constituted following the Closing.

6.13 Commercially Reasonable Efforts.   Except to the extent that the Parties’ obligations are specifically set forth elsewhere herein, on the terms and subject to the conditions set forth in this Agreement, each Party shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transactions.
6.14 Treatment of Certain Company Group Plans.   To the extent reasonably requested by Parent, the appropriate Company Entity shall execute and deliver such instruments and take such other actions as Parent may reasonably require in order to cause the amendment or termination of any Company Group Plan, effective and contingent upon the Closing, on terms satisfactory to Parent and Company Entity and in accordance with applicable law and the terms of such Company Group Plan, except that the winding up of any such plan may be completed following the Closing Date. The Parties agree that any such amendment or termination shall not violate the provisions of this Agreement. If the Closing occurs all costs associated with such amendment or termination shall be Company Transaction Expenses.
6.15 LTIP Plan; Restricted Stock Awards.   Parent shall cause the proposals at the Parent Stockholders Meeting submitted for approval by the Parent Stockholders to include a proposal requesting the Parent Stockholders to adopt and approve a new equity incentive plan for Parent (the “LTIP Proposal”). At Closing, Parent shall cause an award of restricted Parent Class A Common Stock to be granted under such equity incentive plan to each individual listed on Schedule 6.15 with respect to the number of shares of restricted Parent Class A Common Stock, and with the vesting terms, set forth for such individual on Schedule 6.15.
6.16 Credit Agreement.   At least two Business Days prior to the Closing Date, the Company shall deliver or cause to be delivered to Parent a payoff letter executed by U.S. Bank National Association, as administrative agent and collateral agent under the Credit Agreement, effective as of the Closing Date and in form and substance reasonably satisfactory to Parent, which shall (a) indicate the total amount required to be paid to satisfy in full all obligations, fees and expenses outstanding pursuant to the Credit Agreement as of the Closing Date (including any per diem or similar ticking fee), and (ii) provide for, among other things, the release, discharge, removal and termination of all Liens on the Assets of the Company Entities arising under the Credit Agreement or related agreements upon payment of the amounts set forth therein as provided in Section 2.7(b). The Company shall use reasonable best efforts to promptly deliver all notices, terminate all commitments and take all other actions reasonably requested by Parent to facilitate the repayment in full and termination of the Credit Agreement (other than with respect to any provision of the Credit Agreement that by its express terms survives such termination, which provision(s) shall continue in accordance with their terms) and the release of related Liens, effective as of the Closing.
Article VII
parent’S and Merger Sub’s CONDITIONS TO CLOSING
The obligations of Parent and Merger Sub to consummate Closing is subject to the fulfillment of each of the following conditions (except to the extent waived in writing by Parent in its sole discretion, to the extent permitted by applicable Law) as of the Closing:
7.1 Representations and Warranties.
(a) The Company Fundamental Representations shall (i) be true and correct in all respects on and as of the Execution Date and on and as of the Closing Date as though made on and as of the Closing Date (other than those Company Fundamental Representations expressly made as of an earlier date) and (ii) in the case of Company Fundamental Representations expressly made as of an earlier date, be true and correct in all respects as of such earlier date. The representations and warranties made by the Company in Article IV (other than the Company Fundamental Representations) shall, without giving effect to any materiality or Company Material Adverse Effect qualifier contained therein, (A) be true and correct in all respects on and as of the Execution Date and on and as of the Closing Date as though made on and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date) and (B) in the case of representations and warranties expressly made as of an earlier date, be true and correct in all respects as of such earlier date, except in the case of clauses (A) and (B) where the failure to be true and correct would not have a Company Material Adverse Effect.
(b) The Blocker Company Fundamental Representations of each Blocker Company shall (i) be true and correct in all respects on and as of the Execution Date and on and as of the Closing Date as though made on and as of the Closing Date (other than those Blocker Company Fundamental Representations expressly made as of an earlier date) and (ii) in the case of Blocker Company Fundamental Representations expressly made as of an earlier date, be true and correct in all respects as of such earlier date. The representations and warranties made by each Blocker Company in Article III (other than the Blocker Company Fundamental Representations) shall, without giving effect to any materiality qualifier contained therein, (A) be true and correct in all respects on and as of the Execution Date and on and as of the Closing Date as though made on and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date) and (B) in the case of representations and warranties expressly made as of an earlier date, be true and correct in all respects as of such earlier date, except in the case of clauses (A) and (B) where the failure to be true and correct would not materially delay or impair the consummation of the Transactions.
7.2 Performance.
(a) The Company shall have performed and complied, in all material respects, with all covenants and agreements to be performed or complied with by it under this Agreement prior to or at Closing.
(b) Each Blocker Company shall have performed and complied, in all material respects, with all covenants and agreements to be performed or complied with by it under this Agreement prior to or at Closing.
7.3 Orders and Laws.   There shall not be any Law or Order of any Governmental Authority having jurisdiction (except for any such Order issued in connection with a Proceeding instituted by Parent or its Subsidiaries) restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Transactions.
7.4 HSR Act.   The applicable waiting period under the HSR Act (and any extensions thereof) shall have expired or been terminated.
7.5 Parent Stockholder Approval.   At the Parent Stockholders Meeting, the Parent Stockholders, by the vote required under the Parent Certificate of Incorporation and Delaware Law, shall have (1) approved and adopted this Agreement and the Transactions; (2) approved and adopted the A&R Parent Certificate of Incorporation; (3) approved, for purposes of complying with applicable listing rules under of the NASDAQ, (w) the issuance of shares of Parent Class A Common Stock pursuant to the terms of the Crestview Subscription Agreement and the PIPE Subscription Agreements, (x) the issuance of Parent Class A Common Stock to the Blocker Stockholders hereunder, (y) the issuance of shares of Parent Class B Common Stock to the Non-Blocker Company Members hereunder, and (z) the future issuance of shares of Parent Class A Common Stock to the Non-Blocker Company Members upon redemption of their Common Units pursuant to the terms of the A&R Company LLC Agreement; and (4) approved the LTIP Proposal (collectively, the “Parent Stockholder Proposals”).
7.6 NASDAQ Listing.   The shares of Parent Class A Common Stock issuable to the Blocker Stockholders pursuant to this Agreement and to the Non-Blocker Company Members upon redemption of Common Units pursuant to the A&R Company LLC Agreement shall have been approved for listing on the NASDAQ, subject only to official notice of issuance thereof.
7.7 Consents.   The Consents set forth on Schedule 7.7 shall have been obtained.
7.8 Employment Agreements.   At Closing, (a) each of the Employment Agreements shall be in full force and effect or (b) if any Employment Agreement is not then in full force and effect, the individual party to such Employment Agreement shall have been replaced with another individual who is reasonably satisfactory to Parent, serving in the same capacity as the replaced individual and subject to an employment agreement with Parent that is in full force and effect at Closing and is substantially on terms that are not less favorable to Parent than those set forth in the Employment Agreement of the replaced individual;

provided, that, if this clause (b) is applicable, the conditions set forth in this clause (b) shall be deemed to be satisfied if Parent has failed to use commercially reasonable efforts, in cooperation with the Company, to replace the applicable individual in satisfaction of the conditions set forth in this clause (b).
7.9 Minimum Cash.   At Closing, the Available Funds shall be at least $280,000,000.
Article VIII
Company parties’ CONDITIONS TO CLOSING
The obligations of the Company Parties to consummate Closing is subject to the fulfillment of each of the following conditions (except to the extent waived in writing by the Company in its sole discretion, to the extent permitted by applicable Law) as of the Closing:
8.1 Representations and Warranties.   The Parent Fundamental Representations shall (i) be true and correct in all respects on and as of the Execution Date and on and as of the Closing Date as though made on and as of the Closing Date (other than those Parent Fundamental Representations expressly made as of an earlier date) and (ii) in the case of Parent Fundamental Representations expressly made as of an earlier date, be true and correct in all respects as of such earlier date. The representations and warranties made by the Parent Parties in Article V (other than the Parent Fundamental Representations) shall, without giving effect to any materiality, material adverse effect or Parent Material Adverse Effect qualifier contained therein, (a) be true and correct in all respects on and as of the Execution Date and on and as of the Closing Date as though made on and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date) and (b) in the case of representations and warranties expressly made as of an earlier date, be true and correct in all respects as of such earlier date, except in the case of clauses (a) and (b) where the failure to be true and correct would not have a Parent Material Adverse Effect.
8.2 Performance.   Parent and Merger Sub shall have performed and complied, in all material respects, with all covenants and agreements to be performed or complied with by them under this Agreement prior to or at Closing.
8.3 Orders and Laws.   There shall not be any Law or Order of any Governmental Authority having jurisdiction (except for any such Order issued in connection with a Proceeding instituted by any Company Party, a Blocker Stockholder, a Non-Blocker Company Member or any of their respective Affiliates) restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Transactions.
8.4 HSR Act.   The applicable waiting period under the HSR Act (and any extensions thereof) shall have expired or been terminated.
8.5 Founder Share Cancelation and Sponsor Warrant Cancelation.   The Founder Share Cancelation and, to the extent applicable under the terms of the Parent Sponsor Agreement, the Sponsor Warrant Cancelation shall have occurred and the waiver set forth in the Parent Sponsor Agreement with respect to the conversion ratio for the Class F Common Stock Conversion shall be irrevocably and unconditionally in effect.
8.6 Minimum Cash.   At Closing, the Available Funds shall be at least $280,000,000.
8.7 Parent Stockholder Approval.   At the Parent Stockholder Meeting, the Parent Stockholders, by the vote required under the Parent Certificate of Incorporation and Delaware Law, shall have approved the Parent Stockholder Proposals.
8.8 NASDAQ Listing.   The shares of Parent Class A Common Stock issuable to the Blocker Stockholders pursuant to this Agreement and to the Non-Blocker Company Members upon redemption of Common Units pursuant to the A&R Company LLC Agreement shall have been approved for listing on the NASDAQ, subject only to official notice of issuance thereof.
Article IX
TERMINATION
9.1 Termination.   This Agreement may be terminated, as follows:
(a) at any time before Closing, by the Company or Parent, by written notice to the Parties, in the event that any Law or final Order of any Governmental Authority having jurisdiction restrains, enjoins or otherwise prohibits or makes illegal the consummation of any of Transactions;

(b) at any time before Closing, by the Company, by written notice to Parent, if  (i)(A) Parent has breached any of its representations, warranties, covenants or agreements under this Agreement and such breach would or does result in the failure to fulfill any condition expressly set forth in Article VIII and (B) such breach has not been cured by the earlier of  (x) 30 days following written notification from the Company to Parent thereof and (y) the Outside Date, or (ii) the Parent Board has made a Change in Recommendation;
(c) at any time before Closing, by Parent, by written notice to the Company, if  (i) any Company Party has breached its representations, warranties, covenants or agreements under this Agreement, as applicable, and such breach would or does result in the failure to fulfill any condition expressly set forth in Article VII and (ii) such breach has not been cured by the earlier of  (A) 30 days following written notification from Parent to the Company thereof and (B) the Outside Date;
(d) at any time before Closing, by Parent or the Company, by written notice to the other, if Closing has not occurred on or before December 31, 2018 (the “Outside Date”); or
(e) by mutual written consent of Parent and the Company;
provided, however, that (i) the Company shall not be entitled to terminate this Agreement under Section 9.1(b) or Section 9.1(d) if any Company Party is then in breach of any of its representations, warranties or covenants set forth in this Agreement, as applicable, and such breach would or does, assuming Closing were to occur on the proposed date of termination, result in the failure to fulfill any condition expressly set forth in Article VII, and (ii) Parent shall not be entitled to terminate this Agreement under Section 9.1(c) or Section 9.1(d) if Parent or Merger Sub is then in breach of any of its representations, warranties or covenants set forth in this Agreement and such breach would or does, assuming Closing were to occur on the proposed date of termination, result in the failure to fulfill any condition expressly set forth in Article VIII.
9.2 Effect of Termination.
(a) If this Agreement is validly terminated pursuant to Section 9.1, subject to the last sentence of this Section 9.2, this Agreement shall become void and of no further force or effect, provided that, notwithstanding anything herein to the contrary, Article I, the last sentence of Section 6.2(a), Section 6.2(c), Section 6.6, Section 6.7(f), the second to last sentence of Section 6.8, this Article IX and Article XI will survive any such termination along with any obligation or covenant that otherwise expressly survives termination. The Confidentiality Agreement shall not be affected by a termination of this Agreement. Nothing in this Section 9.2, however, shall be deemed to release any Party from any liability for any Willful and Material Breach by such Party of the terms and provisions of this Agreement prior to such termination.
9.3 Specific Performance.   Each Party acknowledges that the other would be damaged irreparably if the obligations of the Company Parties, on one hand, or Parent or Merger Sub, on the other hand, as applicable, under this Agreement to be performed at or in connection with, or following, the Closing are not performed in accordance with their specific terms or otherwise breached. Accordingly, the Parties agree that, in lieu of termination of this Agreement as contemplated in Section 9.1 or following the Closing, the Company and Parent may seek to enforce specifically the express obligations of the other Parties under this Agreement or in connection with or following the Closing.
Article X
WAIVERS; LIMITATIONS ON LIABILITY; survival of
representations and warranties
10.1 Waivers of other Representations.
(A) NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IT IS THE EXPLICIT INTENT OF EACH PARTY, AND THE PARTIES HEREBY AGREE, THAT NONE OF THE COMPANY PARTIES, PARENT OR ANY OF THEIR RESPECTIVE AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES HAS MADE OR IS MAKING

ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WRITTEN OR ORAL, EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY ANY BLOCKER COMPANY IN ARTICLE III, THE COMPANY IN ARTICLE IV, OR PARENT IN ARTICLE VI.
(B) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY ANY BLOCKER COMPANY IN ARTICLE III OR THE COMPANY IN ARTICLE IV, EACH OF PARENT AND MERGER SUB REPRESENTS AND WARRANTS TO THE BLOCKER COMPANIES, THE COMPANY AND THE COMPANY MEMBERS AND THEIR RESPECTIVE REPRESENTATIVES THAT IT IS NOT RELYING UPON, AND WILL NOT RELY UPON ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, MADE BY ANY PERSON IN RESPECT OF ANY OF THE BLOCKER COMPANIES, THE COMPANY ENTITIES, THE BLOCKER STOCKHOLDERS OR THE COMPANY MEMBERS, ANY OF THEIR RESPECTIVE BUSINESSES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR CONDITION (FINANCIAL OR OTHERWISE), THE NATURE OR EXTENT OF ANY LIABILITIES, OR ANY OTHER INFORMATION REGARDING ANY OF THE FOREGOING FURNISHED TO PARENT, MERGER SUB OR THEIR REPRESENTATIVES.
(C) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY PARENT AND MERGER SUB IN ARTICLE V, EACH OF THE COMPANY PARTIES REPRESENTS AND WARRANTS TO THE PARENT AND MERGER SUB THAT IT IS NOT RELYING UPON, AND WILL NOT RELY UPON ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR STATEMENTS MADE BY ANY PERSON IN RESPECT OF PARENT OR MERGER, ANY OF THEIR RESPECTIVE BUSINESSES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR CONDITION (FINANCIAL OR OTHERWISE), THE NATURE OR EXTENT OF ANY LIABILITIES, OR ANY OTHER INFORMATION REGARDING ANY OF THE FOREGOING FURNISHED TO THE COMPANY PARTIES OR THEIR REPRESENTATIVES.
(D) PARENT AND MERGER SUB ACKNOWLEDGE THAT THE REPRESENTATIONS AND WARRANTIES OF THE BLOCKER COMPANIES SET FORTH IN ARTICLE III AND OF THE COMPANY SET FORTH IN ARTICLE IV AND IN ANY CLOSING CERTIFICATES OF ANY BLOCKER COMPANY OR THE COMPANY ARE THOSE ONLY OF SUCH BLOCKER COMPANY OR THE COMPANY, AS APPLICABLE, AND NOT OF ANY OTHER PERSON, INCLUDING ANY AFFILIATE OR REPRESENTATIVE OF ANY BLOCKER COMPANY, THE COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES.
(E) THE COMPANY AND EACH BLOCKER COMPANY ACKNOWLEDGE THAT THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE V AND IN ANY CLOSING CERTIFICATE OF PARENT ARE THOSE ONLY OF PARENT, AND NOT OF ANY OTHER PERSON, INCLUDING ANY AFFILIATE OR REPRESENTATIVE OF PARENT OR ANY OF THEIR RESPECTIVE AFFILIATES.
10.2 Waiver of Remedies.
(a) The Parties hereby agree that, other than in the case of Fraud or claims to enforce the performance of covenants expressly required to be performed in whole or in part on or after the Closing, no Party shall have any liability, and no Party shall (and each Party shall cause its respective Affiliates not to) make any Claim, for any Loss or any other matter, under, relating to or arising out of this Agreement (including breach of representation, warranty, covenant or agreement) or any other document, agreement, certificate or other instrument delivered pursuant hereto, whether based on contract, tort, strict liability, other Laws or otherwise, except as expressly provided in Section 9.2 and Section 10.4(b).
(b) Notwithstanding anything in this Agreement to the contrary, other than in the case of Fraud or claims to enforce the performance of covenants expressly required to be performed after the Closing, (i) no Representative or Affiliate of any Company Party (nor any Representative of any such Affiliate or any Person directly or indirectly owning any interest in any Company Party) shall have any liability to Parent or any other Person as a result of the breach of any representation, warranty, covenant, agreement or obligation of any Company Party in this Agreement or in any Closing Certificate delivered by a Company Party, and (ii) no Representative or Affiliate of Parent or Merger Sub (nor any Representative of any such Affiliate or any Person directly or indirectly owning any interest in Parent or Merger Sub) shall have any liability to any Company Party or any other Person as a result of the breach of any representation, warranty, covenant or agreement of Parent or Merger Sub in this Agreement or in any Closing Certificate delivered by Parent.
10.3 Waiver of Claims.
(a) Each Company Party hereby waives, acquits, forever discharges and releases, effective as of the Closing, on behalf of itself and each of its respective past, present and future stockholders, partners, members solely in their capacity as holders of Capital Stock or other equity interests of any Company Entity or Blocker Company, as applicable, and Representatives and each of their respective successors and assigns (collectively, the “Company Related Persons”), to the fullest extent permitted by Law, any and all Proceedings, causes of action, damages, judgments, Liabilities and rights against the Company Entities, whether absolute or contingent, liquidated or unliquidated, known or unknown, determined, determinable or otherwise, that each Company Party or any of its Company Related Persons (provided as it relates to each of the Company Party stockholders, partners or members solely in their capacity as holders of Capital Stock or other equity interests of any Company Entity or Blocker Company, as applicable) has ever had, may now or hereafter have to the extent, and only to the extent, arising from facts, occurrences or circumstances existing at or prior to the Closing, in each case, relating to the Company Entities or their business, including pursuant to the Company LLC Agreement (and any breaches thereof), pursuant to this Agreement, the Transactions or otherwise, whether in law or in equity, in contract, in tort or otherwise, in any capacity (except in the case of past, present and future stockholders, partners, members as described above shall be limited solely to their capacity as a holder of Capital Stock or other equity interest of any Company Entity or Blocker Company, as applicable), including any claims to any additional Capital Stock or other interests in the Company Entities or any distributions or payments (as consideration of services or otherwise) from the Company Entities by reason of any matter, cause or thing whatsoever other than obligations arising under the covenants which expressly survive Closing as provided in Section 10.2(a) and any obligations relating to accrued and unpaid salary or compensation earned by such Company Related Person or employee benefits due to such Company Related Person in connection with its service with the Company Entities (the “Company Released Claims”). Each Company Party agrees not to, and to cause its Company Related Persons to the extent controlled by such Company Party not to, assert any Proceeding against Parent, Merger Sub or any of their Affiliates with respect to the Company Party Released Claims.
(b) Subject to Section 10.4(b), Parent, Merger Sub and each Company Entity each hereby waives, acquits, forever discharges and releases, effective as of the Closing, on behalf of itself and each of its respective past, present and future stockholders, partners, members and Representatives and each of their respective successors and assigns (collectively, their respective “Parent Related Persons”), to the fullest extent permitted by Law, any and all Proceedings, causes of action, damages, judgments, liabilities and rights against the Company Parties and the Company Related Persons, whether absolute or contingent, liquidated or unliquidated, known or unknown, determined, determinable or otherwise, that the Parent, Merger Sub or any Company Entity or their respective Parent Related Persons has ever had, may now or hereafter have to the extent, and only to the extent, arising from facts, occurrences or circumstances existing at or prior to the Closing, in each case, relating to the ownership by a Company Party or its Company Related Persons of a Company Entity or the business of a Company Entity, including pursuant to the respective Organizational Documents thereof or predecessor agreements thereto (and any breaches thereof), whether in law or in equity, in contract, in tort or otherwise, in any capacity (the “Company Party Released Claims”). Parent, Merger Sub and each Company Entity each agrees not to, and to cause its respective Parent Related Persons not to, assert any Proceeding against any Company Party or its Company Related Persons with respect to the Company Released Claims.

10.4 Survival of Representations and Warranties.
(a) Without limitation of the foregoing provisions of this Article X, except as provided in Section 10.4(b), (i) the representations and warranties of the Parties set forth in Article III, Article IV and Article V, and (ii) all covenants of any of the Parties that are to be performed prior to Closing, shall not survive the Closing.
(b) Notwithstanding Section 10.4(a) or anything else in this Agreement to the contrary, if Parent or Merger Sub obtains an R&W Insurance Policy, the representations and warranties set forth in Article III for which coverage is provided in such R&W Insurance Policy shall survive the Closing for the period of time for which such coverage applies, solely for the purpose of permitting recovery under such R&W Insurance Policy and without recourse to any Company Party or any of their respective Affiliates or Company Related Persons.
Article XI
MISCELLANEOUS
11.1 Notice.
(a) All notices, requests, demands, and other communications required or permitted to be given or made hereunder by a Party (each a “Notice”) shall be in writing and shall be deemed to have been duly given or made if  (a) delivered personally, (b) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (c) delivered by prepaid overnight courier service or (d) delivered by e-mail of a PDF document, in each case, to another Party at the addresses set forth for such Party on Schedule 11.1 (or at such other addresses as shall be specified by a Party by similar notice).
(b) Notices shall be effective and deemed received (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) on the date sent by e-mail if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient.
11.2 Entire Agreement.   This Agreement and the Ancillary Agreements (together with the Parent Sponsor Agreement) supersede all prior discussions and agreements between the Parties and/or their Affiliates with respect to the subject matter hereof and contains the sole and entire agreement between the Parties and their Affiliates with respect to the subject matter hereof.
11.3 Expenses.   Except as otherwise expressly provided in this Agreement, whether or not the Transactions are consummated, each Party will pay its own costs and expenses incurred in anticipation of, relating to and in connection with the negotiation and execution of this Agreement and the Transactions. For the avoidance of doubt, if the Closing occurs, Company Transaction Expenses shall be paid as provided in Section 2.7(c) or Section 2.7(d), as applicable.
11.4 Disclosure.   Unless the context otherwise requires, all capitalized terms used in the Schedules shall have the respective meanings assigned to such terms in this Agreement. Neither the Schedules, the exhibits nor any disclosure made in or by virtue of them constitutes or implies any representation, warranty, or covenant by any Party not expressly set out in this Agreement, and neither the Schedules, the exhibits, nor any such disclosure has the effect of, or may be construed as, adding to, broadening, deleting from or revising the scope of any of the representations, warranties, or covenants of any Party in the Agreement. Any item or matter disclosed or listed on any particular Schedule is deemed to be disclosed or listed on any other Schedule to the extent it is reasonably apparent that such item relates or is applicable to, or is properly disclosed under, such other Schedule or the section of this Agreement to which such other Schedule corresponds, notwithstanding the fact that the Schedules are arranged to correspond to the sections of the Agreement or that a particular section of this Agreement makes reference to a particular Schedule. Matters reflected in the Schedules are not necessarily limited to matters required by the Agreement to be reflected in the Schedules. The fact that any item of information is contained in the Schedules is not an admission of liability under any applicable Law, and does not mean that such information is material, but rather is intended only to qualify the representations, warranties and covenants in the Agreement and to set forth other information required by the Agreement. Neither the specification of any dollar amount in any representation, warranty or covenant contained in this Agreement nor the inclusion of any specific item in the Schedules is intended to imply that such amount, or a higher or lower amount, or the item so included, or any other item, is or is not material, and no Party shall use the specification of any such amount or the inclusion of any such item in any dispute or controversy between or among the Parties as to whether any obligation, item or matter not described herein or included in the Schedules is or is not material for purposes of this Agreement. The information set forth on the Schedules or exhibits shall not be used as a basis for interpreting the terms “material”, “materially”, “materiality”, “Material Adverse Effect”, or any similar qualification in this Agreement. Neither the specification of any item or matter in any representation, warranty or covenant contained in this Agreement nor the inclusion of any specific item in the Schedules is intended to imply that such item or matter, or another item or matter, is or is not in the ordinary course of business, and no Party shall use the specification or the inclusion of any such item or matter in any dispute or controversy between or among the Parties as to whether any obligation, item or matter described or not described herein or included or not included in the Schedules is or is not in the ordinary course of business for purposes of the Agreement. Headings have been inserted in the Schedules for reference only and do not amend the descriptions of the disclosed items set forth in the Agreement.
11.5 Waiver.   Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law, will, subject to Section 9.2, be cumulative and not alternative.
11.6 Amendment.   This Agreement may be amended, supplemented or modified only by a written instrument duly executed by each of the Parties.
11.7 No Third-Party Beneficiary.   Except for the provisions of the last sentence of Section 6.2(a), Section 6.2(c), Section 6.4, Section 6.7(f), the second to last sentence of Section 6.8, and Section 11.3 (which are intended to be for the benefit of the Persons identified therein), the terms and provisions of this Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other Person; provided that only Parent and the Company (and their respective successors and assigns) will have the right to enforce the provisions of this Agreement on its behalf or on behalf of any of its related indemnitees (but shall not be obligated to do so).
11.8 Assignment; Binding Effect.   Any Party may assign its rights and obligations hereunder to an Affiliate but such assignment shall not release such Party from its obligations hereunder. Except as provided in the preceding sentence, neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of the other Party, and any attempt to do so will be void, except for assignments and transfers by operation of Law. Subject to this Section 11.8, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and permitted assigns.
11.9 Headings.   The headings used in this Agreement have been inserted for convenience of reference only and do not modify, define or limit any of the terms or provisions hereof.
11.10 Invalid Provisions.   Upon any determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any applicable rule of Law or public policy, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.
11.11 Counterparts; Facsimile.   This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Any facsimile or .pdf copies hereof or signature hereon shall, for all purposes, be deemed originals.

11.12 Governing Law; Venue; and Jurisdiction.
(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of New York (without regard to any conflict of laws principles thereof); provided, however, that matters contemplated by this Agreement (including, without limitation, the Mergers, the issuance of shares of Capital Stock of Parent or Merger Sub, matters related to or governed by the Organizational Documents of entities organized under Delaware Law, the Parent Stockholders Meeting and the related vote of the Parent Stockholders) that, by their nature, are governed by Delaware Law shall be governed by Delaware Law. Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Agreement or the Transactions shall be brought and determined by courts of the State of New York located in the Borough of Manhattan, City of New York and the federal courts of the United States of America located in the State of New York, Southern District, and each of the Parties irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the Transactions in any court or jurisdiction other than the above specified courts; provided, however, that the foregoing shall not limit the rights of the Parties to obtain execution of judgment in any other jurisdiction. The Parties further agree, to the extent permitted by Law, that a final and nonappealable judgment against a Party in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.
(b) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND WITH RESPECT TO ANY COUNTERCLAIM RELATED THERETO.
11.13 Trust Account Waiver.   Reference is made to the final prospectus of Parent, filed with the SEC (File No. 333-216076) (the “Prospectus”), and dated as of March 9, 2017. Each of the Company Parties acknowledges that it has read the Prospectus and understands that Parent has established the Trust Account containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO initially in an amount of approximately $325,000,000 million for the benefit of Parent’s public stockholders and certain parties (including the underwriters of the IPO) and that Parent may disburse monies from the Trust Account only: (a) to Parent’s public stockholders in the event they elect to exercise their Parent Stockholder Redemption Right, (b) to Parent’s public stockholders if Parent fails to consummate a Business Combination within twenty-four (24) months from the closing of the IPO, (c) to pay any Income Tax due with respect to any interest earned on the amounts held in the Trust Account or (d) to Parent after or concurrently with the consummation of a Business Combination. For and in consideration of Parent entering into this Agreement with the Company Parties regarding the Transactions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Company Parties hereby agrees on behalf of itself and its Affiliates that, notwithstanding any provision of this Agreement to the contrary, it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against, the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between Parent, the Company Parties, the Company Entities, the Company Members or the Blocker Stockholders, this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability. Each of the Company Parties hereby irrevocably waives any such claims it may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement). Each of the Company Parties agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Parent to induce it to enter in this Agreement, and each of the Company Parties further intends and understands such waiver to be valid, binding and enforceable under applicable Law. To the extent any Company Party commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent, which proceeding seeks, in whole or in part, monetary relief against

Parent, such Company Party hereby acknowledges and agrees its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit such Company Party (or any party claiming on such Person’s behalf) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein; provided that (i) nothing herein shall serve to limit or prohibit the Company Parties’ right to pursue a claim against Parent for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, and (ii) nothing herein shall serve to limit or prohibit any claims that the Company Parties may have in the future against Parent’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds). In the event any Company Party or any of their respective Affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom), whether in the form of money damages or injunctive relief, Parent shall be entitled to recover from such Company Party, as applicable, the associated legal fees and costs in connection with any such action, in the event Parent prevails in such action or Proceeding.
11.14 Seller Representative.   The Seller Representative is hereby designated and appointed, and the Seller Representative hereby agrees to serve, following the Closing, as the representative of each Blocker Stockholder, each Non-Blocker Company Member and each of their respective successors and assigns (collectively, the “Represented Persons”), for purposes of Section 2.1(c) and Section 6.5. The Seller Representative shall have full power and authority to take any all actions, and to give or receive any and all notices or other communications, contemplated to be taken, given or received by the Seller Representative pursuant to Section 2.1(c) or Section 6.5 and to take such other actions as the Seller Representative may deem necessary or advisable in connection with the performance by the Seller Representative of the duties, and the exercise by the Seller Representative of the rights, assigned to the Seller Representative in this Agreement. All decisions by the Seller Representative shall be binding upon all Represented Persons, and no Represented Person shall have the right to object, dissent, protest or otherwise contest the same. Actions or decisions to be taken or made by the Seller Representative shall be deemed to have been approved and validly taken by the Seller Representative if taken by the Seller Representative. The Seller Representative may communicate with any Represented Person or any other Person concerning its responsibilities hereunder, but it is not required to do so. The Seller Representative shall have no Liability whatsoever to any Represented Person relating to its services as Seller Representative hereunder (including any action taken or omitted to be taken). The Represented Persons shall indemnify and hold harmless the Seller Representative against, and reimburse the Seller Representative for, any loss, expense (including reasonable attorneys’ fees) or other Liability arising out of its services as the Seller Representative under this Agreement. The Seller Representative may resign its appointment as the Seller Representative at any time by written notice to Parent and the Represented Persons, provided that at such time the Represented Persons have named a replacement representative to serve in the Seller Representative’s place and delivered notice to Parent of the name and address for purposes of notice of such replacement. Parent, the Company, their respective Affiliates and Representatives and any other Person dealing with the Seller Representative shall be entitled to rely on the authority of the Seller Representative and to rely on any action taken or decision made by the Seller Representative. In no event shall Parent, the Company or any of their respective Affiliates or Representatives have, and they are hereby released from, any Liability of any sort to any Represented Person or any other Person for, or arising out of or related to, any act, omission or decision of the Seller Representative. By executing and delivering a Letter of Transmittal to Parent, each Blocker Stockholder and each Non-Blocker Company Member shall have agreed irrevocably to the terms of this Section 11.14, but, to the fullest extent permitted by law, this Section 11.14 shall be binding on each Represented Person, with or without delivery by such Represented Person of a Letter of Transmittal, by virtue of the execution and delivery by the Parties of this Agreement, the Mergers and the consummation of the Transactions.
[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each Party as of the date first above written.
Parent:
MATLIN & PARTNERS ACQUISITION CORPORATION
By:
/s/ David J. Matlin

Name: David J. Matlin
Title:   Chief Executive Officer
Merger Sub:
MPAC MERGER SUB LLC
By:
Matlin & Partners Acquisition Corporation, its sole member

By:
/s/ David J. Matlin

Name: David J. Matlin
Title:   Chief Executive Officer
Company:
USWS HOLDINGS LLC
By:
/s/ Joel Broussard

Name: Joel Broussard
Title:   Chief Executive Officer
Signature Page to Merger and Contribution Agreement

Blocker Companies:
Guggenheim Private Debt Master Fund Investco II, LLC
By:
/s/ Kevin Robinson

Name: Kevin Robinson
Title:   Attorney-in-Fact
AURORA STRATEGIC LLC
By:
/s/ Douglas W. Ambrose

Name: Douglas W. Ambrose
Title:   President
SOUTHPAW CREDIT OPPORTUNITY PARTNERS LP
By:
/s/ Kevin Wyman

Name: Kevin Wyman
Title:   Authorized Signatory
DL V USWS LLC
By:
/s/ Richard Miller

Name: Richard Miller
Title:   Group Managing Director
SOUTHPAW MCENROE LLC
By:
/s/ Kevin Wyman

Name: Kevin Wyman
Title:   Authorized Signatory
Signature Page to Merger and Contribution Agreement

REEF ROAD SERIES C BLOCKER, LLC
By:
/s/ Jeff Nusbaum

Name: Jeff Nusbaum
Title:   Authorized Signatory
GCM USW HOLDINGS 2, LLC
By:
/s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title:   Authorized Person
TRESTLES HOLDINGS LLC
By:
/s/ Kevin M. Robinson

Name: Kevin M. Robinson
Title:   Attorney-in-Fact
Seller Representative, solely for the purposes described in Section 11.14:
DL V USWS LLC
By:
/s/ Richard Miller

Name: Richard Miller
Title:   Group Managing Director
Signature Page to Merger and Contribution Agreement

Annex B
sponsor agreement
This Sponsor Agreement (this “Agreement”), dated as of July 13, 2018, is made and entered into by and among Matlin & Partners Acquisition Corporation, a Delaware corporation (“MPAC”), USWS Holdings LLC, a Delaware limited liability company (“USWS”), Matlin & Partners Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”), and, solely for purposes of Sections 7 through 12, Cantor Fitzgerald & Co. (“Cantor”). Each of the parties to this Agreement is sometimes referred to individually in this Agreement as a “Party,” and all of the parties to this Agreement are sometimes collectively referred to in this Agreement as the “Parties.” Each capitalized term used and not otherwise defined in this Agreement has the meaning given to such term in the Merger and Contribution Agreement (as defined below).
recitals
WHEREAS, concurrently with the execution and delivery of this Agreement, MPAC and USWS are entering into that certain Merger and Contribution Agreement, dated as of July 13, 2018, by and among MPAC, MPAC Merger Sub LLC, USWS, the Blocker Companies (as defined therein), and, solely for the purposes described therein, the Seller Representative (as defined therein) (as it may be amended from time to time, the “Merger and Contribution Agreement”);
WHEREAS, Sponsor, together with certain individuals who are members of MPAC’s board of directors and/or management team (each, an “Insider”), has entered into that certain letter agreement (Re: Initial Public Offering) with MPAC, dated March 9, 2017 (the “Letter Agreement”);
WHEREAS, as of the date of this Agreement, Sponsor owns (i) 8,125,000 shares of Parent Class F Common Stock (the “Founder Shares”) and (ii) 14,500,000 warrants (the “Sponsor Warrants”) issued under that certain Warrant Agreement, dated as of March 9, 2017 (the “Warrant Agreement”), by and between MPAC and Continental Stock Transfer and Trust Company, as warrant agent (the “Warrant Agent”), with each Sponsor Warrant entitling the holder thereof to purchase one-half of one share of Parent Class A Common Stock at an exercise price of  $5.75 per half share of Parent Class A Common Stock;
WHEREAS, as of the date of this Agreement, Cantor owns 1,000,000 warrants (the “Cantor Warrants”) issued under the Warrant Agreement, with each Cantor Warrant entitling the holder thereof to purchase one-half of one share of Parent Class A Common Stock at an exercise price of  $5.75 per half share of Parent Class A Common Stock; and
WHEREAS, as a condition and inducement to the willingness of USWS to enter into Merger and Contribution Agreement, USWS desires that Sponsor and Cantor enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Definitions.   As used in this Agreement, each of the following capitalized terms has the meaning given to such term below:
“Available Funds Adjustment Factor” means (a) if the Available Funds Shortfall Amount is greater than zero, the number determined by dividing (i) the Available Funds Shortfall Amount by (ii) $325,000,000, rounded to four decimal places, or (b) if the Available Funds Shortfall Amount is zero, zero.
“Available Funds Inverse Adjustment Factor” means 1.0000 minus the Available Funds Adjustment Factor.
“Available Funds Shortfall Amount” means the amount, if any, by which $325,000,000 exceeds the amount of Available Funds (but in no event an amount less than zero).

“Conversion Shares” means the shares of Parent Class A Common Stock issued upon conversion of the Founder Shares at Closing, after giving effect to the Waiver (as defined in Section 4) and the Founder Share Cancelation (as defined in Section 5).
“Founder Shares Lock-up Period” has the meaning given to such term in the Letter Agreement.
“Initial Conversion Ratio” has the meaning given to such term in the Parent Certificate of Incorporation.
“Primary Exchange” means, at any time, the primary U.S. national or regional securities exchange or market on which the Parent Class A Common Stock is then listed or quoted.
“Trading Day” means a day on which the Primary Exchange is open for business.
“Transfer” has the meaning given to such term in the Letter Agreement.
“VWAP” means, for any Trading Day, the daily volume weighted average price of the Parent Class A Common Stock for such Trading Day on the Primary Exchange as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)).
“Warrant Registry” has the meaning given to such term in the Warrant Agreement.
2. Agreement to Vote Shares.   Sponsor irrevocably and unconditionally agrees that, during the Interim Period, at any meeting of stockholders of MPAC (including the Parent Stockholders Meeting) or any adjournment thereof, or in connection with any action by written consent of stockholders of MPAC, Sponsor will: (a) appear at each such meeting or otherwise cause the Founder Shares to be counted as present thereat for purposes of determining a quorum; and (b) vote (or cause to be voted), in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, the Founder Shares (i) in favor of the approval of  (A) each of the Parent Stockholder Proposals, (B) any proposal to adjourn a meeting of stockholders of MPAC for any purpose permitted under the Merger and Contribution Agreement and (C) any other proposals necessary or desirable to consummate the Transactions or the other transactions contemplated by the Merger and Contribution Agreement or the Ancillary Agreements (collectively, the “Transaction Proposals”), and (ii) against the approval of any action, proposal, transaction or agreement (other than the Transaction Proposals) that (A) results from, or is in connection with, a Parent Acquisition Proposal or (B) would reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transactions. For the avoidance of doubt, Sponsor shall retain at all times the right to vote any Founder Shares in Sponsor’s sole discretion, and without any other limitation, on any matters other than those expressly covered by this Section 2 that are at any time or from time to time presented for consideration to MPAC’s stockholders.
3. Restrictions on Transfer.
(a) Sponsor agrees that, during the Interim Period, it will not Transfer any of the Founder Shares or any of the Sponsor Warrants other than in a Transfer that is permitted by paragraph 7(c) of the Letter Agreement, subject to Section 3(d).
(b) Sponsor agrees that, after the Closing:
(i) notwithstanding the expiration of the Founder Shares Lock-up Period pursuant to clause (B)(x) of paragraph 7(a) of the Letter Agreement, the restrictions on Transfer set forth in paragraph 7(a) of the Letter Agreement shall continue to apply to one-half of the Conversion Shares until such time as the Founder Shares Lock-up Period otherwise would have expired pursuant to clause (A) or clause (B)(y) of paragraph 7(a) of the Letter Agreement; and
(ii) notwithstanding the expiration of the Founder Shares Lock-up Period pursuant to clause (A) or (B)(x) of paragraph 7(a) of the Letter Agreement or the expiration of the restrictions on Transfer set forth in clause (i) of this Section 3(b), Sponsor will not Transfer a number of Conversion Shares equal to (A) 1,000,000 multiplied by (B) the Available Funds Inverse Adjustment Factor until the earlier of  (1) the first date on which the VWAP has been equal to or greater $12.00 for at least 20 of the 30 consecutive Trading Days immediately preceding such date, (2) the date specified in clause (B)(y) of paragraph 7(a) of the Letter Agreement (provided that this clause (2) shall apply only if the cash, securities or other property for which each share of Parent Class A Common Stock is exchangeable in the applicable transaction contemplated by such clause (B)(y) has a value equal to or greater than $12.00, as determined in good faith by Sponsor), and (3) the fifth anniversary of the Closing Date.
For the avoidance of doubt, nothing in this Section 3(b) shall affect the ability of Sponsor (or its permitted transferees or any subsequent permitted transferees) to Transfer any Conversion Shares pursuant to paragraph 7(c) of the Letter Agreement, subject to Section 3(d).
(c) In connection with any Transfer by Sponsor of any Founder Shares, Conversion Shares or Sponsor Warrants pursuant to paragraph 7(c) of the Letter Agreement, Sponsor may determine, in its sole discretion:
(i) if such Transfer is a Transfer of Founder Shares and occurs prior to the Closing, whether and to what extent the Founder Shares so transferred to each such transferee will be subject to the Founder Share Cancelation, provided that no such Transfer or determination by Sponsor shall reduce the total number of Founder Shares that will be subject to the Founder Share Cancelation below the number of Founder Shares subject to the Founder Share Cancelation as provided in Section 5;
(ii) if such Transfer is a Transfer of Sponsor Warrants and occurs prior to the Closing, whether and to what extent the Sponsor Warrants so transferred to each such transferee will be subject to the Sponsor Warrant Cancelation, provided that no such Transfer or determination by Sponsor shall reduce the total number of Sponsor Warrants that will be subject to the Sponsor Warrant Cancelation below the number of Sponsor Warrants subject to the Sponsor Warrant Cancelation as provided in Section 6; and
(iii) if such Transfer is a Transfer of Founder Shares or Conversion Shares and occurs prior to the expiration of the restrictions on Transfer set forth in clause (i) or clause (ii) of Section 3(b), whether and to what extent the Conversion Shares so transferred or issuable upon conversion of the Founder Shares so transferred, as applicable, to each such transferee will be subject to the restrictions on Transfer set forth in clause (i) or clause (ii) of Section 3(b), provided that no such Transfer or determination by Sponsor shall (A) reduce the total number of Conversion Shares that will be subject to the restrictions on Transfer set forth in clause (i) of Section 3(b) below the number of Conversion Shares subject to such restrictions on Transfer as provided in such clause (i) of Section 3(b) or (B) reduce the total number of Conversion Shares that will be subject to the restrictions on Transfer set forth in clause (ii) of Section 3(b) below the number of Conversion Shares subject to such restrictions on Transfer as provided in such clause (ii) of Section 3(b).
(d) Sponsor agrees that Sponsor will not effect any Transfer of any Founder Shares, Conversion Shares or Sponsor Warrants permitted by paragraph 7(c) of the Letter Agreement (including to any Insider) unless:
(i) the determinations made by Sponsor pursuant to Section 3(c) in connection with such Transfer are consistent with the terms of Section 3(c); and
(ii) the applicable transferee has entered into a written agreement to be bound by:
(A) this Section 3(d) with respect to future Transfers by such transferee;
(B) if such Transfer is a Transfer of Founder Shares that occurs prior to the Closing, Section 2 and, to the extent applicable to such transferee as determined pursuant to Section 3(c), Section 5;
(C) if such Transfer is a Transfer of Sponsor Warrants that occurs prior to the Closing, to the extent applicable to such transferee as determined pursuant to Section 3(c), Section 6; and
(D) if such Transfer is a Transfer of Founder Shares or Conversion Shares and occurs prior to the expiration of the restrictions on Transfer set forth in clause (i) or clause (ii) of Section 3(b), to the extent applicable to such transferee as determined pursuant to Section 3(c), clause (i) and clause (ii) of Section 3(b).

4. Waiver of Conversion Ratio Adjustment.   Pursuant to Section 4.3(b)(ii) of the Parent Certificate of Incorporation, Sponsor hereby irrevocably and unconditionally waives any adjustment to the Initial Conversion Ratio pursuant to Section 4.3(b)(ii) of the Parent Certificate of Incorporation that otherwise would result from the issuance of shares of Parent Class A Common Stock or equity-linked securities pursuant to the Crestview Subscription Agreement or the PIPE Subscription Agreements or otherwise in connection with the Closing (the “Waiver”).
5. Founder Share Cancelation.   Sponsor agrees that, on the Closing Date and immediately prior to the consummation of the Closing, Sponsor shall forfeit and surrender to MPAC for cancelation, for no consideration, a number of Founder Shares equal to the sum of  (a) (i) 2,000,000 multiplied by (ii) the Available Funds Inverse Adjustment Factor, (b) (i) (A) 8,125,000 minus (B) the number of Founder Shares determined pursuant to the preceding clause (a) multiplied by (ii) the Available Funds Adjustment Factor and (c) a number of Founder Shares equal to (i) the number of Drawn Shares (as such term is defined in the Crestview Subscription Agreement) multiplied by (ii) 0.7222, rounded up or down to the nearest whole number (the “Founder Share Cancelation”). On the Closing Date and prior to the conversion of the Founder Shares into shares of Parent Class A Common Stock, MPAC and Sponsor shall take such action as shall be necessary to cause the Founder Shares subject to the Founder Share Cancelation to be canceled and to no longer be outstanding, and MPAC shall cause the same to be reflected in the share registry maintained by MPAC or its transfer agent, as applicable.
6. Sponsor Warrant Cancelation.
(a) Subject to Section 6(b), Sponsor agrees that, on the Closing Date and immediately prior to the consummation of the Closing, Sponsor shall forfeit and surrender to MPAC for cancelation, for no consideration, 1,870,968 Sponsor Warrants (the “Sponsor Warrant Cancelation”). Subject to Section 6(b), on the Closing Date, MPAC and Sponsor shall take such action as shall be necessary to cause the Sponsor Warrants subject to the Sponsor Warrant Cancelation to be canceled by the Warrant Agent and to no longer be outstanding or exercisable and to cause the Warrant Agent to reflect the same in the Warrant Registry.
(b) Notwithstanding Section 6(a), if any Sponsor Warrants are transferred to Crestview or its designee at Closing pursuant to the Crestview Subscription Agreement:
(i) if the number of Sponsor Warrants so transferred to Crestview or its designee is equal to or greater than the number of Sponsor Warrants subject to the Sponsor Warrant Cancelation as provided in Section 6(a), the Sponsor Warrant Cancelation shall not occur, and MPAC and Sponsor shall have no obligation to effect the Sponsor Warrant Cancelation; and
(ii) if the number of Sponsor Warrants so transferred to Crestview or its designee is less than the number of Sponsor Warrants subject to the Sponsor Warrant Cancelation as provided in Section 6(a), the number of Sponsor Warrants subject to the Sponsor Warrant Cancelation shall be reduced by the number of Sponsor Warrants so transferred to Crestview and its designee, and MPAC and Sponsor shall be obligated to effect the Sponsor Warrant Cancelation only with respect to such reduced number of Sponsor Warrants.
7. Cantor Warrant Cancelation.
(a) Subject to Section 7(b), Cantor agrees that, on the Closing Date and immediately prior to the consummation of the Closing, Cantor shall forfeit and surrender to MPAC for cancelation, for no consideration, 129,032 Cantor Warrants (the “Cantor Warrant Cancelation”). Subject to Section 7(b), on the Closing Date, MPAC and Cantor shall take such action as shall be necessary to cause the Cantor Warrants subject to the Cantor Warrant Cancelation to be canceled by the Warrant Agent and to no longer be outstanding or exercisable and to cause the Warrant Agent to reflect the same in the Warrant Registry. Cantor agrees that it will not transfer any Cantor Warrants prior to the Closing unless either (i) Cantor retains at least 129,032 Cantor Warrants following such Transfer or (ii) the transferee or transferees agree in writing to be bound by this Section 7 with respect to a number of Cantor Warrants such that 129,032 Cantor Warrants remain subject to the Cantor Warrant Cancelation.

(b) Notwithstanding Section 7(a), if any Cantor Warrants are transferred to Crestview or its designee at Closing pursuant to the Crestview Subscription Agreement:
(i) if the number of Cantor Warrants so transferred to Crestview or its designee is equal to or greater than the number of Cantor Warrants subject to the Cantor Warrant Cancelation as provided in Section 7(a), the Cantor Warrant Cancelation shall not occur, and MPAC and Cantor shall have no obligation to effect the Cantor Warrant Cancelation; and
(ii) if the number of Cantor Warrants so transferred to Crestview or its designee is less than the number of Cantor Warrants subject to the Cantor Warrant Cancelation as provided in Section 7(a), the number of Cantor Warrants subject to the Cantor Warrant Cancelation shall be reduced by the number of Cantor Warrants so transferred to Crestview and its designee, and MPAC and Cantor shall be obligated to effect the Cantor Warrant Cancelation only with respect to such reduced number of Cantor Warrants.
8. Termination.   This Agreement shall terminate and shall have no further force or effect at the earlier to occur of  (a) the termination of the Merger and Contribution Agreement in accordance with its terms and (b) (i) with respect to Sponsor, the expiration of the all of the restrictions on Transfer set forth in Section 3(b), and (ii) with respect to Cantor, the Closing; provided, however, that the provisions of this Section 8 and Sections 9, 10, 11 and 12 shall survive any termination of this Agreement. Notwithstanding anything else contained herein, such termination shall not relieve any Party from liability for any breach of this Agreement by such Party prior to such termination.
9. Capacity; Fiduciary Duties.   Notwithstanding anything in this Agreement to the contrary (a) each of Sponsor and Cantor is entering into this Agreement solely on its own behalf in its capacity as the record holder of, respectively, the Founder Shares and the Sponsor Warrants or the Cantor Warrants, and (b) nothing in this Agreement shall be construed to limit or affect any action or inaction by any Representative of Sponsor or Cantor or any of their respective Affiliates serving as a director, officer, employee or other fiduciary of MPAC or any Subsidiary of MPAC acting in such Person’s capacity as such.
10. No Partnership, Agency or Joint Venture.   This Agreement is intended to create a contractual relationship among MPAC, USWS, Sponsor and Cantor (solely for the purposes specified herein) and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among any of the Parties.
11. No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in MPAC or USWS any direct or indirect ownership or incidence of ownership of or with respect to any Founder Shares, Conversion Shares, Sponsor Warrants or Cantor Warrants. All rights, ownership and economic benefits of and relating to the Founder Shares (subject to the Founder Share Cancelation), the Conversion Shares (upon issuance thereof) and the Sponsor Warrants (subject to the Sponsor Warrant Cancelation) shall be and remain vested in and belong to Sponsor or, if applicable, its permitted transferees and any subsequent permitted transferees. All rights, ownership and economic benefits of and relating to the Cantor Warrants (subject to the Cantor Warrant Cancelation) shall be and remain vested in and belong to Cantor or, if applicable, its permitted transferees and any subsequent permitted transferees.
12. Miscellaneous.
(a) Severability.   If any term, provision, agreement, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the obligations contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner so that the obligations contemplated hereby may be consummated as originally contemplated to the fullest extent possible.
(b) Binding Effect and Assignment.    This Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted successors and assigns. Except as provided in Section 3(d) and Section 7, no Party may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other Parties. Any purported assignment in violation of this Section 12(b) shall be void.
(c) Amendment.   This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.
(d) Specific Performance; Injunctive Relief.    The Parties agree that irreparable damage would occur in the event that the Parties do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.
(e) Notices.    Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by e-mail (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient, or (d) when delivered by certified mail, registered mail, courier service, return-receipt received to the Party at the address set forth below:
(i)
if to MPAC, to

Matlin & Partners Acquisition Corporation
520 Madison Avenue
35th Floor
New York, New York 10022
Attn: Robert H. Weiss
Email: weiss@matlinpatterson.com
With a copy to (which shall not constitute notice hereunder):
Bracewell LLP
711 Louisiana Street, Suite 2300
Houston, Texas 77002
Attn: Charles H. Still, Jr.
Email: charles.still@bracewell.com
(ii)
if to USWS, to

USWS Holdings LLC
770 S. Post Oak Lane, Suite 405
Houston, Texas 77056
Attn: Joel Broussard
Email: joelb@uswellservices.com
(iii)
if to Sponsor, to

Matlin & Partners Acquisition Sponsor LLC
c/o MatlinPatterson Global Advisers LLC
520 Madison Avenue
35th Floor
New York, New York 10022
Attn: Robert H. Weiss
Email: weiss@matlinpatterson.com

(iv)
if to Cantor, to

Cantor Fitzgerald & Co.
499 Park Avenue
New York, New York 10022
Attn: Sage Kelly, Head of Investment Banking
Email: sage.kelly@cantor.com
Facsimile: (212)-829-4708
With a copy to (which shall not constitute notice hereunder):
Cantor Fitzgerald & Co.
499 Park Avenue
New York, New York 10022
Attn: Stephen Merkel, General Counsel
Email: Stephen.merkel@cantor.com
Facsimile: (212)-829-4708
(f) Governing Law and Jurisdiction.    This Agreement and any claim or controversy hereunder shall be governed by and construed in accordance with the Laws of the State of New York without giving effect to the principles of conflict of laws thereof.
(g) Consent to Jurisdiction and Service of Process.    Any legal action, suit or proceeding arising out of or relating to this Agreement may only be instituted in any state or federal court in the Borough of Manhattan, City of New York, which will have exclusive jurisdiction for all matters relating to this Agreement, and each Party waives any objection which such Party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.
(h) WAIVER OF JURY TRIAL.   EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(h).
(i) Entire Agreement; Effect on Letter Agreement.   This Agreement contains all of the terms, conditions and representations and warranties agreed upon or made by the Parties relating to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the Parties or their Representatives, oral or written, respecting such subject matter. Notwithstanding the foregoing or anything else in this Agreement to the contrary nothing in this Agreement shall be deemed to amend, modify or, except as expressly provided in Section 3(b), otherwise affect the Letter Agreement or any terms or provisions thereof, and the Letter Agreement shall remain in full force and effect in accordance with its terms.
(j) Waiver.   Waiver of any term or condition of this Agreement by any Party shall only be effective if in writing, and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.
(k) Counterparts.   This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. Facsimile signatures or signatures received as a .pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.

(l) Headings.   The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties.
(m) Interpretation.   The Parties have participated in the drafting and negotiation of this Agreement and if any ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption of burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any provision in this Agreement.
(n) Expenses.   All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such costs and expenses.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.
Matlin & Partners Acquisition Corporation
By:
/s/ David J. Matlin

Name: David J. Matlin
Title:   Chief Executive Officer
USWS Holdings LLC
By:
/s/ Joel Broussard

Name: Joel Broussard
Title:   Chief Executive Officer
Matlin & Partners Acquisition Sponsor LLC
By:
/s/ David J. Matlin

Name: David J. Matlin
Title:   Director
Solely for purposes of Sections 7 through 12,
Cantor Fitzgerald & Co.
By:
/s/ John Belle

Name: John Belle
Title:   COO, Investment Banking
Signature Page to Sponsor Agreement

Annex C
SUBSCRIPTION AGREEMENT
This Subscription Agreement (this “Subscription Agreement”), dated as of July 13, 2018, is made and entered into by and among Matlin & Partners Acquisition Corporation, a Delaware corporation (the “Company”), Matlin & Partners Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”), Cantor Fitzgerald & Co., a New York general partnership (“Cantor”), Crestview III USWS, L.P., a Delaware limited partnership (“Crestview Investor I”), Crestview III USWS TE, LLC, a Delaware limited liability company (“Crestview Investor II” and together with Crestview Investor I, “Crestview”), and, solely for purposes of Section 12(a), Crestview Partners III (TE), L.P., a Cayman Islands exempt limited partnership (“VCOC Shareholder I”), and Crestview Partners III Co-Investors, L.P., a Cayman Islands exempt limited partnership (“VCOC Shareholder II” and, together with VCOC Shareholder I, the “VCOC Shareholders” and, together with Crestview Investor I and Crestview Investor II, the “Crestview Entities”). Each of the parties to this Agreement is sometimes referred to individually in this Agreement as a “Party,” and all of the parties to this Agreement are sometimes collectively referred to in this Agreement as the “Parties.” Each capitalized term used and not otherwise defined in this Agreement has the meaning given to such term in the Merger and Contribution Agreement (as defined below).
WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, the Company is entering into that certain Merger and Contribution Agreement, dated as of the date of this Subscription Agreement, by and among the Company, MPAC Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, USWS Holdings LLC, a Delaware limited liability company (“USWS”), the Blocker Companies named therein and, solely for the purposes described therein, the Seller Representative named therein (as it may be amended from time to time, the “Merger and Contribution Agreement”), related to a proposed business combination involving the Company and USWS to be effected, on the terms and subject to the conditions set forth in the Merger and Contribution Agreement, by the Transactions;
WHEREAS, in connection with the Merger and Contribution Agreement and the Transactions, on the terms and subject to the conditions set forth in this Subscription Agreement: (1) Crestview desires to subscribe for and purchase from the Company, and the Company desires to issue and sell to Crestview, the Firm Shares (as defined below), the Backstop Shares (as defined below) and the Drawn Shares (as defined below); (2) the Company desires to grant to Crestview the Option (as defined below) to subscribe for and purchase the Option Shares (as defined below); and (3) the Parties desire to make the other covenants, agreements, representations and warranties set forth in this Subscription Agreement;
WHEREAS, as of the date of this Agreement, (1) Sponsor owns 14,500,000 warrants (the “Sponsor Warrants”) issued under that certain Warrant Agreement, dated as of March 9, 2017 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer and Trust Company, as warrant agent (the “Warrant Agent”); (2) Cantor owns 1,000,000 warrants (the “Cantor Warrants”) issued under the Warrant Agreement; and (3) each Sponsor Warrant and each Cantor Warrant entitles the holder thereof to purchase one-half of one share of Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), at an exercise price of  $5.75 per half share of Class A Common Stock, on the terms and subject to the conditions set forth in the Warrant Agreement; and
WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, the Company is entering into subscription agreements with certain other investors (the “Other Subscription Agreements”) pursuant to which such other investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to such other investors, a total of at least 4,500,000 shares of Class A Common Stock, on terms and conditions substantially the same as those contained in this Subscription Agreement with respect to the Firm Shares.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained in this Subscription Agreement, and intending to be legally bound hereby, the Parties hereby agree as follows:
1. Subscription for Firm Shares; Warrants.   Crestview hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to Crestview, 9,000,000 shares of Class A Common Stock plus the Additional Shares (collectively, the “Firm Shares”), and the Company agrees to cause to be transferred or assigned to Crestview the Transferred Warrants (as defined below), for an aggregate purchase price of  $90,000,000, on the terms and subject to the conditions set forth in this Subscription Agreement. Sponsor agrees to transfer and assign to Crestview at Closing 6,782,258 Sponsor Warrants (the “Sponsor Transferred Warrants) in lieu of the transfer by Sponsor of such Sponsor Transferred Warrants to the Company for cancellation in exchange for no consideration and the reissuance of such Sponsor Transferred Warrants by the Company to Crestview pursuant to the terms of this Subscription Agreement and (ii) Cantor agrees to transfer and assign to Crestview at Closing 467,742 Cantor Warrants (the “Cantor Transferred Warrants” and, together with the Sponsor Transferred Warrants, the “Transferred Warrants”) in lieu of the transfer by Cantor of such Cantor Transferred Warrants to the Company for cancellation in exchange for no consideration and the reissuance of such Cantor Transferred Warrants by the Company to Crestview pursuant to the terms of this Subscription Agreement. “Additional Shares” means 900,000 shares of Class A Common Stock to be acquired by Crestview, which, together with the Transferred Warrants, relate to Crestview’s agreement to provide the backstop commitment set forth in Section 3.
2. Option.   The Company hereby grants to Crestview an option (the “Option”) to subscribe for and purchase up to an additional 10,000,000 shares of Class A Common Stock from the Company (the “Option Shares”) at a purchase price of  $10.00 per Option Share. The Option may be exercised by Crestview, in whole or in part, by delivery to the Company of a duly executed Notice of Exercise of Option, in the form attached hereto as Exhibit A (the “Exercise Notice”), on a single occasion at any time before 5:00 p.m., New York City time on the date that is two Business Days prior to the Scheduled Closing Date (as defined below) (the “Exercise Deadline”). If Crestview timely exercises the Option by delivering a duly executed Exercise Notice to the Company prior to the Exercise Deadline, Crestview will have subscribed for and be obligated to purchase from the Company, and the Company will be obligated to issue and sell to Crestview, the number of Option Shares specified in the Exercise Notice at a purchase price of  $10.00 per Option Share, on the terms and subject to the conditions set forth in this Subscription Agreement. If Crestview fails to timely exercise the Option by delivering a duly executed Exercise Notice to the Company prior to the Exercise Deadline, (a) the Option shall terminate, (b) Crestview shall have no further right to exercise the Option or to subscribe for and purchase any Option Shares and (c) the Company shall have no obligation to issue and sell any Option Shares to Crestview.
3. Backstop Commitment.   Crestview hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to Crestview (in addition to the Firm Shares and, to the extent applicable, the Option Shares) the Backstop Shares (as defined below) and the Drawn Shares (as defined below) for a purchase price equal to the Backstop Share Amount (as defined below), on the terms and subject to the conditions set forth in this Subscription Agreement. “Backstop Share Amount” means an amount equal to the lesser of  (i) $90,000,000 and (ii) $280,000,000 less Available Funds (without taking into account any amount Crestview may be obligated to purchase pursuant to this Section 3) (the “Backstop Share Amount”). “Backstop Shares” means a number of shares of Class A Common Stock that is equal to the Backstop Share Amount, divided by $10.00. “Drawn Shares” means a number of shares of Class A Common Stock equal to 0.15 multiplied by number of the Backstop Shares. For the avoidance of doubt, if the Backstop Share Amount is zero or less than zero, no shares of Class A Common Stock will be purchased and sold pursuant to this Section 3.
4. Closing.
(a) Subject to the satisfaction or waiver of the conditions set forth in Sections 5(a)-(c), the closing of the purchase and sale of the Firm Shares and, if applicable, the Option Shares, the Backstop Shares and the Drawn Shares (collectively, and including the Option Shares, the Backstop Shares and the Drawn Shares only to the extent applicable, the “Shares”) contemplated hereby (the “Closing”) shall occur on the date of  (the “Closing Date”), and immediately prior to, the closing of the Transactions provided for in the Merger and Contribution Agreement (the “Merger Closing”); provided, however, that if the Option is exercised prior to the Exercise Deadline and the Merger Closing occurs prior to October 12, 2018 (or such other date as mutually agreed to by the Company and Crestview), the closing of the purchase and sale of the Option Shares as to which the Option is exercised (the “Delayed Option Closing”) shall occur on October 12, 2018 (or such other date as mutually agreed to by the Company and Crestview) (such date, the “Delayed Option Closing Date”) on the terms and subject to the conditions set forth in this Subscription Agreement. Not less than seven Business Days prior to the scheduled Closing Date (the “Scheduled Closing Date”), the Company shall deliver written notice to Crestview (the “Closing Notice”), specifying (i) the Scheduled Closing Date and (ii) if applicable, the Backstop Shares and Drawn Shares to be purchased and sold pursuant to Section 3.
(b) On the Closing Date, subject to the satisfaction or waiver of the conditions set forth in Sections 5(a)-(c) (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing) and contemporaneously with the completion of the actions set forth in Section 4(c), Crestview shall deliver to the Company the aggregate purchase price for the Shares set forth above by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.
(c) On the Closing Date, subject to the satisfaction or waiver of the conditions set forth in Sections 5(a)-(c) (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing), the applicable Party or Parties shall take (or cause to be taken) the following actions:
(i) The Company shall deliver (or cause to be delivered) to Crestview the Shares against payment by Crestview to the Company of the aggregate purchase price for the Shares as provided above, in each case in book-entry form and free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws). Each book entry for the Shares shall contain a notation, and each certificate (if any) evidencing the Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.
(ii) Sponsor shall transfer and assign to Crestview the Sponsor Transferred Warrants, Sponsor shall surrender the Sponsor Transferred Warrants to the Warrant Agent for registration of such transfer, and each of Sponsor and the Company shall take such action as may be required in connection therewith in order to cause to the Sponsor Transferred Warrants to be issued to and registered in the name of Crestview, all in accordance with the terms of the Warrant Agreement and free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws, the Warrant Agreement and the Letter Agreement).
(iii) Cantor shall transfer and assign to Crestview the Cantor Transferred Warrants, Cantor shall surrender the Cantor Transferred Warrants to the Warrant Agent for registration of such transfer, and each of Cantor and the Company shall take such action as may be required in connection therewith in order to cause to the Cantor Transferred Warrants to be issued to and registered in the name of Crestview, all in accordance with the terms of the Warrant Agreement and free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws and the Warrant Agreement).
(iv) The Company and Crestview (together with the other parties thereto) shall enter into the A&R Registration Rights Agreement in substantially the form attached hereto as Exhibit B.
(v) Each of the Parties shall execute and deliver such additional documents and take such additional actions as the Parties reasonably may deem to be practical and necessary in order to consummate the Closing as contemplated by this Subscription Agreement.

(d) On the Delayed Option Closing Date, if any, subject to the satisfaction or waiver of the conditions set forth in Section 5(d)-(f) (other than those conditions that by their nature are to be satisfied at the Delayed Option Closing, but without affecting the requirement that such conditions be satisfied or waived at the Delayed Option Closing) and contemporaneously with the completion of the actions set forth in Section 4(e), Crestview shall deliver to the Company the aggregate purchase price for the Option Shares as to which the Option has been exercised set forth above by wire transfer of United States dollars in immediately available funds to the account specified by the Company prior to the Delayed Option Closing Date.
(e) On the Delayed Option Closing Date, subject to the satisfaction or waiver of the conditions set forth in Section 5(d)-(f) (other than those conditions that by their nature are to be satisfied at the Delayed Option Closing, but without affecting the requirement that such conditions be satisfied or waived at the Delayed Option Closing), the Company shall take (or cause to be taken) the following actions:
(i) The Company shall deliver (or cause to be delivered) to Crestview the Option Shares as to which the Option has been exercised against payment by Crestview to the Company of the aggregate purchase price for the Option Shares as provided above, in each case in book-entry form and free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws). Each book entry for the Option Shares shall contain a notation, and each certificate (if any) evidencing the Option Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.
(ii) Each of the Company and Crestview shall execute and deliver such additional documents and take such additional actions as such Parties reasonably may deem to be practical and necessary in order to consummate the Delayed Option Closing as contemplated by this Subscription Agreement.
5. Closing Conditions.
(a) The obligations of each of the Parties to consummate the Closing are subject to the satisfaction on the Closing Date, or the waiver by each of the Parties, of each of the following conditions:
(i) all conditions precedent to the Merger Closing provided for in the Merger and Contribution Agreement shall have been satisfied or, subject to Section 5(b)(iii), waived by the applicable party or parties thereto, and the Merger Closing shall occur, in accordance with the terms of the Merger and Contribution Agreement, on the Closing Date substantially concurrently with the Closing;
(ii) other investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to such other investors, a total of at least 1,000,000 shares of Class A Common Stock pursuant to Other Subscription Agreements;
(iii) all conditions precedent to the closing of the transactions provided for in the Other Subscription Agreements shall have been satisfied by the applicable party or parties thereto, and the closing of each such transaction shall occur, in accordance with the terms of the applicable Other Subscription Agreement, on the Closing Date substantially concurrently with the Closing;
(iv) there shall not be any law, rule, regulation or order (whether temporary, preliminary or permanent) of any governmental authority having jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Subscription Agreement, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition; and

(v) the Shares shall have been approved for listing on the NASDAQ Capital Market (“NASDAQ”), subject only to official notice of issuance thereof, and no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.
(b) In addition to the conditions set forth in Section 5(a), the obligation of Crestview to consummate the Closing is subject to the satisfaction on the Closing Date, or the waiver by Crestview, of the following conditions:
(i) the representations and warranties of the Company, Sponsor and Cantor set forth in, respectively, Section 6, Section 7 and Section 8 shall be true and correct in all material respects at and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date);
(ii) the Company, Sponsor and Cantor shall have each performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by each of them at or prior to the Closing; and
(iii) there has been no (A) amendment, waiver or modification to the Parent Sponsor Agreement, the Other Subscription Agreements or the Merger and Contribution Agreement or (B) consent or approval provided by the Company with respect to Section 6.3 of the Merger and Contribution Agreement, in each case, that materially and adversely affects Crestview.
(c) In addition to the conditions set forth in Section 5(a), the obligations of each of the Company, Sponsor and Cantor to consummate the Closing are subject to the satisfaction on the Closing Date, or the waiver by each of the Company, Sponsor and Cantor, of the following conditions:
(i) the representations and warranties of Crestview set forth in Section 9 shall be true and correct in all material respects at and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date); and
(ii) Crestview shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by Crestview at or prior to the Closing.
(d) The obligations of the Company and Crestview to consummate the Delayed Option Closing are subject to the satisfaction on the Delayed Option Closing Date, or the waiver by the Company and Crestview, of each of the following conditions:
(i) Crestview shall have exercised the Option prior to the Exercise Deadline and the Merger Closing shall have occurred prior to October 12, 2018;
(ii) there shall not be any law, rule, regulation or order (whether temporary, preliminary or permanent) of any governmental authority having jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Subscription Agreement, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition; and
(iii) the Option Shares as to which the Option has been exercised shall have been approved for listing on the NASDAQ, subject only to official notice of issuance thereof, and no suspension of the qualification of the Option Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.
(e) In addition to the conditions set forth in Section 5(d), the obligation of Crestview to consummate the Delayed Option Closing is subject to the satisfaction on the Delayed Option Closing Date, or the waiver by Crestview, of the following condition: the representations and warranties of the Company set forth in Section 6 (other than Section 6(c)) shall be true and correct in all material respects at and as of the Delayed Option Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date).
(f) In addition to the conditions set forth in Section 5(d), the obligations of the Company to consummate the Delayed Option Closing are subject to the satisfaction on the Delayed Option Closing Date, or the waiver by the Company, of the following condition: the representations and warranties of Crestview set forth in Section 9 shall be true and correct in all material respects at and as of the Delayed Option Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date).
6. Company Representations and Warranties.   The Company represents and warrants to the Crestview Entities that:
(a) The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.
(b) The Shares have been duly authorized and, when issued and delivered to Crestview in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation and bylaws or under the laws of the State of Delaware.
(c) The Transferred Warrants have been duly authorized and validly issued in accordance with the terms of the Warrant Agreement. The shares of Class A Common Stock issuable upon exercise of the Transferred Warrants have been duly authorized and, when issued and delivered upon such exercise in accordance with the terms of the Warrant Agreement and against full payment of the exercise price therefor, will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation and bylaws or under the laws of the State of Delaware.
(d) This Subscription Agreement, the Parent Sponsor Agreement, the Other Subscription Agreements, the A&R Registration Rights Agreement and the Merger and Contribution Agreement (collectively, the “Transaction Documents”) have been duly authorized by the Company, have been (or, in the case of the A&R Registration Rights Agreement, at Closing will have be) duly executed and delivered by the Company and are (or, in the case of the A&R Registration Rights Agreement, at Closing will be) enforceable against the Company in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
(e) The execution and delivery by the Company of the Transaction Documents, and the performance by the Company of its obligations under the Transaction Documents, including the issuance and sale of the Shares, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of  (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties; except, in the cases of clauses (i) and (iii) above, for such matters that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company, the validity of the Shares or the legal authority or ability of the Company to perform in all material respects its obligations under the Transaction Documents (a “Material Adverse Effect”).

(f) Except for placement fees payable to Cantor, in its capacity as placement agent for the offer and sale of the Shares and the shares of Class A Common Stock issuable pursuant to the Other Subscription Agreements (in such capacity, the “Placement Agent”), the Company has not paid, and is not obligated to pay, any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Company.
(g) Assuming the accuracy of the representations and warranties of Crestview set forth in Section 9, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, it is not required to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”).
(h) None of the Other Subscription Agreements contains any terms that are materially more favorable to the investors party thereto (or any affiliate or related-party thereof) than the terms of this Subscription Agreement.
(i) Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or share of the Shares, the Transferred Warrants and the shares of Class A Common Stock issuable upon exercise of the Transferred Warrants (collectively, the “Offered Securities”).
(j) The Company has timely filed all forms, reports and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”) since March 9, 2017. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder, and none of the SEC Documents, at the time they were filed with the SEC (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the SEC with respect to any of the SEC Documents.
(k) Each of the financial statements (including, in each case, any notes thereto) contained in the SEC Documents was prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein.
(l) There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of  (i) the Offered Securities or (ii) the shares to be issued pursuant to any Other Subscription Agreement that have not been or will not be validly waived on or prior to the Closing Date.
(m) The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of  (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clauses (i) and (iii), for defaults or violations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Offered Securities), other than (i) filings required by applicable state or federal securities laws, (ii) those required by NASDAQ, including with respect to obtaining stockholder approval and (iii) the failure of which to obtain would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
(o) The authorized capital stock of the Company consists of  (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), (ii) 90,000,000 shares of Class A Common Stock and (iii) 10,000,000 shares of Class F Common Stock, par value $0.0001 per share (“Class F Common Stock”). As of the date hereof: (i) no shares of Preferred Stock are issued and outstanding, (ii) 32,500,000 shares of Class A Common Stock are issued and outstanding, (iii) 8,125,000 shares of Class F Common Stock are issued and outstanding and (iv) 48,000,000 warrants, each entitling the holder thereof to purchase one-half of one share of Class A Common Stock at an exercise price of $5.75 per one-half share of Class A Common Stock, are outstanding.
(p) The Company has not received any written communication since December 31, 2017, from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
(q) The issued and outstanding shares of Class A Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on NASDAQ. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by NASDAQ or the SEC with respect to any intention by such entity to deregister the Class A Common Stock or prohibit or terminate the listing of the Class A Common Stock on NASDAQ. The Company has taken no action that is designed to terminate the registration of the Class A Common Stock under the Exchange Act.
(r) Except for the specific representations and warranties expressly made by the Company in this Section 6, none of the Company or any of its Affiliates or Representatives (including Sponsor and the Placement Agent and their respective Affiliates and Representatives) (collectively, the “Company Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, USWS, the Transactions, the offering of the Shares, the transactions contemplated hereby or any other matter, and the Company Parties disclaim any such representation or warranty; provided, however, that the foregoing shall not affect the specific representations and warranties expressly made by Sponsor and Cantor in Section 7 and Section 8, respectively. The Crestview Entities acknowledge that the representations and warranties of the Company set forth in this Section 6 are solely those of the Company and not of any of its Affiliates or Representatives or any other Person (including the Sponsor and the Placement Agent). Except for the specific representations and warranties expressly made by the Crestview Entities in Section 9, the Company specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by the Crestview Entities.
7. Sponsor Representations and Warranties.   Sponsor represents and warrants to the Crestview Entities that:
(a) Sponsor is validly existing and is in good standing under the laws of the State of Delaware, with the requisite limited liability company power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.
(b) This Transaction Documents to which the Sponsor is a party have been duly authorized, executed and delivered by Sponsor and are enforceable against Sponsor in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c) The execution and delivery by Sponsor of the Transaction Documents to which it is a party, and the performance by Sponsor of its obligations under such Transaction Documents, including the transfer and assignment of the Sponsor Transferred Warrants, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Sponsor pursuant to the terms of  (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which Sponsor is a party or by which Sponsor is bound or to which any of the property or assets of Sponsor is subject; (ii) the organizational documents of Sponsor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Sponsor or any of its properties; except, in the cases of clauses (i) and (iii) above, for such matters that would not reasonably be expected to have a material adverse effect on the legal authority or ability of Sponsor to perform in all material respects its obligations under the Transaction Documents to which it is a party.
(d) Sponsor has not paid, and is not obligated to pay, any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement.
(e) Sponsor owns, of record and beneficially, the Sponsor Transferred Warrants, free and clear of any liens or restrictions on transfer other than those arising pursuant to (i) this Agreement, (ii) the Warrant Agreement, (iii) that certain letter agreement (Re: Initial Public Offering), dated March 9, 2017, among Sponsor, the Insiders named therein and the Company (the “Letter Agreement”) or (iv) applicable securities Laws.
(f) Except for the specific representations and warranties expressly made by Sponsor in this Section 7, none of Sponsor or any of its Affiliates or Representatives (including the Company and its Affiliates and Representatives) (collectively, the “Sponsor Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to Sponsor, the Company, USWS, the Transactions, the offering of the Shares, the transactions contemplated hereby or any other matter, and the Sponsor Parties disclaim any such representation or warranty; provided, however, that the foregoing shall not affect the specific representations and warranties expressly made by the Company and Cantor in Section 6 and Section 8, respectively. The Crestview Entities acknowledge that the representations and warranties of Sponsor set forth in this Section 7 are solely those of Sponsor and not of any of its Affiliates or Representatives or any other Person (including the Company). Except for the specific representations and warranties expressly made by the Crestview Entities in Section 9, Sponsor specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by the Crestview Entities.
8. Cantor Representations and Warranties.   Cantor represents and warrants to the Crestview Entities that:
(a) Cantor is validly existing and is in good standing under the laws of the State of New York, with the requisite general partnership power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.
(b) This Subscription Agreement has been duly authorized, executed and delivered by Cantor and is enforceable against Cantor in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
(c) The execution and delivery by Cantor of this Subscription Agreement, and the performance by Cantor of its obligations under this Subscription Agreement, including the transfer and assignment of the Cantor Transferred Warrants, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Cantor pursuant to the terms of  (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which Cantor is a party or by which Cantor is bound or to which any of the property or assets of Cantor is subject; (ii) the organizational documents of Cantor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Cantor or any of its properties; except, in the cases of clauses (i) and (iii) above, for such matters that would not reasonably be expected to have a material adverse effect on the legal authority or ability of Cantor to perform in all material respects its obligations under this Subscription Agreement.
(d) Cantor has not paid, and is not obligated to pay, any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement.
(e) Cantor owns, of record and beneficially, the Cantor Transferred Warrants, free and clear of any liens or restrictions on transfer other than those arising pursuant to (i) this Agreement, (ii) the Warrant Agreement or (iii) applicable securities Laws.
(f) Except for the specific representations and warranties expressly made by Cantor in this Section 8, none of Cantor or any of its Affiliates or Representatives (collectively, the “Cantor Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to Cantor, the Company, USWS, the Transactions, the offering of the Shares, the transactions contemplated hereby or any other matter, and the Cantor Parties disclaim any such representation or warranty. The Crestview Entities acknowledge that the representations and warranties of Cantor set forth in this Section 8 are solely those of Cantor and not of any of its Affiliates or Representatives or any other Person. The Crestview Entities further acknowledge that the representations and warranties of Cantor set forth in this Section 8 are made by Cantor solely in its capacity as the owner of the Cantor Transferred Warrants and not as the Placement Agent. Except for the specific representations and warranties expressly made by the Crestview Entities in Section 9, Cantor specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by the Crestview Entities.
9. Crestview Representations and Warranties.   References to “Crestview” in this Section 9 shall be deemed to refer to each of Crestview Investor I and Crestview Investor II, and each Crestview Entity represents and warrants, where applicable, severally but not jointly, to the Company, Sponsor and Cantor that:
(a) Each Crestview Entity is validly existing and is in good standing under the laws of its respective jurisdiction of formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.
(b) This Subscription Agreement has been duly authorized, executed and delivered by each Crestview Entity and is enforceable against such Crestview Entity in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
(c) The execution and delivery by each Crestview Entity of this Subscription Agreement, and performance by such Crestview Entity of its obligations under this Subscription Agreement, including the purchase of the Shares and the acquisition of the Transferred Warrants, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such Crestview Entity or pursuant to the terms of  (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which such Crestview Entity is a party or by which such Crestview Entity is bound or to which any of the property or assets of such Crestview Entity is subject; (ii) the organizational documents of such Crestview Entity; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over such Crestview Entity or any of its properties, except, in the case of clauses (i) and (iii), for such matters that would not reasonably be expected to have a material adverse effect on the legal authority or ability of such Crestview Entity to perform in all material respects its obligations under this Subscription Agreement.

(d) Crestview (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule I hereto, (ii) is acquiring the Shares and the Transferred Warrants only for its own account and not for the account of others, or if Crestview is acquiring the Shares and the Transferred Warrants as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an institutional “accredited investor” (each as defined above), and Crestview has full investment discretion with respect to each such account and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares and the Transferred Warrants with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Crestview has completed Schedule I hereto, and the information contained therein is accurate and complete.
(e) Crestview understands that the Offered Securities are being offered in transactions not involving any public offering within the meaning of the Securities Act and that the Offered Securities have not been registered under the Securities Act. Crestview understands that the Offered Securities may not be resold, transferred, pledged or otherwise disposed of by Crestview absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any book-entry notations with respect to (or certificates representing) the Offered Securities will contain a legend to such effect. Crestview acknowledges that the Offered Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Crestview understands and agrees that the Offered Securities, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, Crestview may not be able to readily resell the Offered Securities and may be required to bear the financial risk of an investment in the Offered Securities for an indefinite period of time. Crestview further understands that the Transferred Warrants are subject to certain restrictions on transfer under the terms of the Warrant Agreement and that the Sponsor Transferred Warrants are subject to certain restrictions on transfer under the terms of the Letter Agreement. Crestview understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Offered Securities.
(f) Crestview’s acquisition and holding of the Offered Securities will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.
(g) In making its decision to subscribe for and purchase or acquire the Shares and the Transferred Warrants, Crestview has relied solely upon Crestview’s own independent investigation and the representations and warranties of the Company, Sponsor and Cantor contained herein. Without limiting the generality of the foregoing, Crestview has not relied on any statements or other information provided by the Placement Agent concerning the Company or the Offered Securities or the offer and sale of the Offered Securities. Crestview acknowledges that (i) Crestview has received such information as Crestview deems necessary in order to make an investment decision with respect to the Offered Securities, and (ii) Crestview and its professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as Crestview and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Offered Securities.
(h) Crestview became aware of the offering of the Offered Securities solely by means of direct contact between Crestview and the Company, Sponsor, Cantor or the Placement Agent, and the Offered Securities were offered to Crestview solely by direct contact between Crestview and the Company, Sponsor, Cantor or the Placement Agent. Crestview did not become aware of the offering of the Offered Securities, nor were the Offered Securities offered to Crestview, by any other means.

(i) Crestview acknowledges that it is aware that there are substantial risks incident to the acquisition and ownership of the Offered Securities. Crestview has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Offered Securities, and Crestview has sought such accounting, legal and tax advice as Crestview has considered necessary to make an informed investment decision.
(j) Alone, or together with any professional advisor(s), Crestview has adequately analyzed and fully considered the risks of an investment in the Offered Securities and determined that the Offered Securities are a suitable investment for Crestview and that Crestview is able at this time and in the foreseeable future to bear the economic risk of a total loss of Crestview’s investment in the Company. Crestview acknowledges specifically that a possibility of total loss exists.
(k) Crestview understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Offered Securities or made any findings or determination as to the fairness of an investment in the Offered Securities.
(l) Crestview is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, or the Foreign Sanctions Evaders List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (collectively, the “OFAC Lists”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or, to Crestview’s knowledge, providing banking services indirectly to a non-U.S. shell bank. Crestview agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Crestview is permitted to do so under applicable law. If Crestview is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Crestview maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC Lists. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Crestview and used to purchase the Offered Securities were legally derived.
(m) Crestview acknowledges that the Placement Agent and its Representatives (i) have made no independent investigation with respect to the Company or the Offered Securities or the accuracy, completeness or adequacy of any information supplied to Crestview by the Company and (ii) in connection with the issue and purchase of the Offered Securities, have not acted as Crestview’s financial advisor or fiduciary.
(n) At the Closing, Crestview will have sufficient funds to pay the aggregate purchase price for the Shares.
(o) Except for the specific representations and warranties expressly made by the Crestview Entities in this Section 9, none of the Crestview Entities nor any of their respective Representatives or Affiliates (the “Crestview Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to any Crestview Entity, the transactions contemplated hereby or any other matter, and the Crestview Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made (i) by the Company in Section 6, (ii) by Sponsor in Section 7 and (iii) by Cantor in Section 8, each Crestview Entity specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by any Company Party, any Sponsor Party or any Cantor Party.
10. Reserved.
11. Additional Crestview Agreements.
(a) To the extent Crestview or any of its controlled Affiliates owns or hereafter acquires any shares of Class A Common Stock initially issued in the Company’s initial public offering (“Public Shares”),

Crestview irrevocably agrees that it will, and will cause such controlled Affiliates to, (i) vote (or cause to be voted), at any Parent Stockholders Meeting, or any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval of the Company’s stockholders is sought, its Public Shares in favor of approval of the Parent Stockholder Proposals at the Parent Stockholders Meeting and any adjournments or postponements thereof and (ii) not elect to cause the Company to redeem all or a portion of its Public Shares pursuant to the Parent Stockholder Redemption Right in connection with the Transactions.
(b) To the extent Crestview or any of its controlled Affiliates owns or hereafter acquires any units representing limited liability company interests in USWS (“USWS Units”), Crestview agrees that it will not, and will cause its controlled Affiliates not to, withdraw, modify or qualify in any manner, or seek to do any of the foregoing with respect to, any vote, approval or consent made or given by the holders of USWS Units with respect to the execution and delivery by USWS of, or the performance by USWS of its obligations under, the Merger and Contribution Agreement or the consummation by USWS of the Transactions.
(c) Crestview hereby agrees that none of Crestview, its controlled Affiliates or any person or entity acting on behalf of Crestview or any of its controlled Affiliates or pursuant to any understanding with Crestview or any of its controlled Affiliates will engage in any Short Sales with respect to securities of the Company prior to the Closing. For purposes of this Section 11(c), “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
(d) Crestview agrees that, if it acquires the Transferred Warrants pursuant to this Subscription Agreement, it will be bound by the transfer restrictions set forth in (i) Section 2.5 of the Warrant Agreement and (ii) with respect to the Sponsor Transferred Warrants, paragraph 7(b) of the Letter Agreement (subject to paragraph 7(c) of the Letter Agreement).
12. Additional Company Agreements.
(a) Director Designation Rights.
(i) As provided in Section 2.3(a) of, and Schedule 2.3(a) to, the Merger and Contribution Agreement, on the Closing Date and subject to the consummation of the Closing, Parent shall cause the board of directors of the Company (the “Company Board”) to include Adam J. Klein (a designee of VCOC Shareholder I), who shall be designated as a Class II Director, and an individual designated by VCOC Shareholder II within fourteen (14) days of the date of this Subscription Agreement, who shall be designated as a Class III Director (collectively, the “Initial Crestview Board Designees”); provided, however, that if any individual named as an Initial Crestview Board Designee is unwilling or unable to serve as a member of the Company Board, such individual shall be replaced with another individual designated in writing to the Company by the applicable VCOC Shareholder prior to the Merger Closing, which individual shall be independent for purposes of NASDAQ rules if the individual who is unwilling or unable to serve is listed as an “Independent Director on Schedule 2.3(a) to the Merger and Contribution Agreement.
(ii) Following the Closing, and subject to the other provisions of this Section 12(a), for so long as Crestview is the “beneficial owner” under Rule 13d-3 under the Exchange Act (provided, that for this purpose Crestview shall not be the beneficial owner of the shares of Class A Common Stock issuable upon exercise of the Transferred Warrants or any other warrants to purchase shares of Class A Common Stock owned by Crestview prior to the exercise of such warrants) (“Beneficial Owner”) of a number of shares of Class A Common Stock equal to at least 14.3% of the issued and outstanding shares of Class A Common Stock, then at each annual or special meeting of the stockholders of the Company at which (A) Class II Directors are to be elected to the Company Board, the Company Board or a committee thereof will nominate, and the

Company will use its commercially reasonable efforts to cause the stockholders to elect to the Company Board, a slate of directors which includes one individual designated by VCOC Shareholder I and (B) Class III Directors are to be elected to the Company Board, the Company Board or a committee thereof will nominate, and the Company will use its commercially reasonable efforts to cause the stockholders to elect to the Company Board, a slate of directors which includes one individual designated by VCOC Shareholder II; provided, however, that at least one of the designees pursuant to clauses (A) and (B) above must be independent for purposes of NASDAQ rules. Following the Closing, and subject to the other provisions of this Section 12(a), for so long as Crestview is the Beneficial Owner of a number of shares of Class A Common Stock equal to at least 5%, but less than 14.3%, of the issued and outstanding shares of Class A Common Stock, then at each annual or special meeting of the stockholders of the Company at which Class II Directors are to be elected to the Company Board, the Company Board or a committee thereof will nominate, and the Company will use its commercially reasonable efforts to cause the stockholders to elect to the Company Board, a slate of directors which includes one individual designated by VCOC Shareholder I. After the first date on which Crestview is the Beneficial Owner of a number of shares of Class A Common Stock which is less than 5% of the issued and outstanding Class A Common Stock, the VCOC Shareholders shall have no right to designate nominees for director. Nominees designated by VCOC Shareholders pursuant to this Section 12(a), including the Initial Crestview Board Designees, are referred to herein as “Crestview Board Designees.”
(iii) If a Crestview Board Designee is nominated and not elected at the annual meeting of stockholders, then the applicable VCOC Shareholders shall provide the Company the name of a different replacement director and the Company Board and the Company shall use commercially reasonable efforts to appoint such person to serve as a Crestview Board Designee to the Company Board, including, if applicable, increasing the size of the Company Board and appointing such Crestview Board Designee to fill the newly-created vacancy, subject to the independence requirement set forth in Section 12(a)(ii), if applicable.
(iv) If a Crestview Board Designee ceases to continue in office for any reason prior to the termination of the VCOC Shareholders’ rights to designate directors in this Section 12(a), the applicable VCOC Shareholder shall designate a replacement director and the Company Board shall use commercially reasonable efforts to cause such replacement director to be appointed to the vacancy on the Company Board created by such Crestview Board Designee ceasing to serve on the Company Board, subject to the independence requirement set forth in Section 12(a)(ii), if applicable.
(v) For so long as both VCOC Shareholders are entitled to designate a Crestview Board Designee pursuant to Section 12(a)(ii) and subject to Section 12(a)(iii) and Section 12(a)(viii), the Company Board shall not consist of more than seven total members without the prior written consent of the VCOC Shareholders.
(vi) At least one Crestview Board Designee shall be offered representation or observer rights on each committee of the Company Board, if any, as and to the extent permitted by applicable law and NASDAQ rules.
(vii) The VCOC Shareholders will provide the Company all information with respect to the Crestview Board Designees requested by the Company and required to be included in the Proxy Statement or other SEC filings of the Company.
(viii) Nothing in this Section 12(a) shall be deemed to prohibit the Company from taking any action that at least a majority of the members of the Company Board determines in good faith may be necessary to (A) comply with any rule or regulation of the SEC or NASDAQ or (B) comply with applicable law.

(b) Following the Merger Closing, as long as Crestview or any of its Affiliates is the Beneficial Owner of a number of shares of Class A Common Stock equal to at least 5% of the issued and outstanding shares of Class A Common Stock, the Company shall, with respect to each VCOC Shareholder:
(i) Provide such VCOC Shareholder or its designated representative with:
(A) the right to visit and inspect any of the offices and properties of the Company and its Subsidiaries and inspect and copy the books and records of the Company and its Subsidiaries, as the VCOC Shareholder shall reasonably request;
(B) copies of any annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act filed by the Company promptly following the filing thereof if requested by such VCOC Shareholder; and
(C) copies of all materials provided to the Company Board; provided that the Company shall be entitled to exclude portions of such materials to the extent (i) providing such portions could be reasonably expected to result in the waiver of attorney-client privilege or (ii) such portions include any matter involving an actual or potential conflict of interest between the Company and Crestview or any of its Affiliates;
(ii) Make appropriate officers and/or directors of the Company or its Subsidiaries available periodically and at such times as reasonably requested by the VCOC Shareholder for consultation with the VCOC Shareholder or its designated representative with respect to matters relating to the business and affairs of the Company and its Subsidiaries, including significant changes in management personnel and compensation of employees, introduction of new products or new lines of business, important acquisitions or dispositions of plants and equipment or the proposed commencement or compromise of significant litigation;
(iii) To the extent consistent with applicable law (and with respect to events which require public disclosure, only following the Company’s public disclosure thereof through applicable securities law filings or otherwise), inform the VCOC Shareholder or its designated representative in advance with respect to any significant corporate actions, including extraordinary dividends, mergers, acquisitions or dispositions of assets, issues of significant amounts of debt or equity and material amendments to the organization documents of the Company, and to provide the VCOC Shareholder or its designated representative with the right to consult with the Company with respect to such actions; and
(iv) Provide the VCOC Shareholder or its designated representative with such other rights of consultation which the VCOC Shareholder’s counsel may determine to be reasonably necessary under applicable legal authorities promulgated after the date hereof to qualify its investment in the Company as a “venture capital investment” for purposes of the regulations of the United States Department of Labor set forth in 29 CFR Section 2510.3-101(d).
(c) The Company agrees to consider, in good faith, the recommendations of the VCOC Shareholder or its designated representative in connection with the matters on which it is consulted as described in Section 12(b), recognizing that the ultimate discretion with respect to all such matters shall at all times be retained by the Company.
(d) If  (i) during the period from the date hereof until the earlier of the Closing or the termination of this Subscription Agreement pursuant to Section 15, the Company receives any request to consent to a Transfer of Capital Stock of any Blocker Company or any USWS Units pursuant to Section 6.10(b) of the Merger and Contribution Agreement, or (ii) during the period from the Closing Date until the date that is 180 days after the Closing Date, the Company receives any request to approve a Transfer pursuant to Section 5.01(b)(vi) of the Registration Rights and Lock-Up Agreement, the Company will, in either case, (A) grant such consent or approval if such Transfer is to Crestview or its Affiliates and (B) not grant such consent or approval if such Transfer is to any Person other than Crestview or its Affiliates.

13. Additional Sponsor Agreement.   Sponsor agrees that, from and after the date of this Subscription Agreement and until the earlier to occur of  (a) the Closing and (b) the termination of this Agreement in accordance with Section 15, Sponsor will not Transfer any of the Sponsor Warrants unless following such Transfer, Sponsor retains a number of Sponsor Warrants sufficient to satisfy its obligation, if applicable, to transfer and assign the Sponsor Transferred Warrants to Crestview at Closing.
14. Additional Cantor Agreement.   Cantor agrees that, from and after the date of this Subscription Agreement and until the earlier to occur of  (a) the Closing and (b) the termination of this Agreement in accordance with Section 15, Cantor will not Transfer any of the Cantor Warrants unless following such Transfer, Cantor retains a number of Cantor Warrants sufficient to satisfy its obligation, if applicable, to transfer and assign the Cantor Transferred Warrants to Crestview at Closing.
15. Termination.   This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the Parties hereunder shall terminate without any further liability on the part of any Party in respect thereof, upon the earliest to occur of  (a) such date and time as the Merger and Contribution Agreement is terminated in accordance with its terms, (b) the mutual written agreement of each of the Company and each Crestview Entity to terminate this Subscription Agreement or (c) the Merger Closing without the substantially concurrent consummation of the Closing as a result of the failure of any of the conditions to Closing set forth in Section 5 to be satisfied or waived at or prior to the Closing; provided that nothing herein will relieve any Party from liability for any willful breach hereof prior to the time of termination, and each Party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify each Crestview Entity of the termination of the Merger and Contribution Agreement promptly after such termination. Notwithstanding the foregoing, this Section 15, Section 16 and Section 17 shall survive the termination of this Agreement.
16. Trust Account Waiver.   Reference is made to the final prospectus of the Company, filed with the SEC (File No. 333-216076) (the “Prospectus”), and dated as of March 9, 2017. Crestview hereby acknowledges that it has read the Prospectus and understands that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public stockholders (the “Public Stockholders”) and certain other parties (including the underwriters of the IPO), and that, except as otherwise described in the Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their Company shares in connection with the consummation of the Company’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”), (b) to the Public Stockholders if the Company fails to consummate a Business Combination within 24 months after the closing of the IPO, (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay taxes, if any, or (d) to the Company after or concurrently with the consummation of a Business Combination. For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Crestview hereby agrees on behalf of itself and its Representatives and Affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, it and its Representatives and Affiliates do not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any monies held in the Trust Account, and shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). Crestview, on behalf of itself and its Representatives and Affiliates, hereby irrevocably waives any Released Claims that Crestview or its Representatives or Affiliates may have against the Trust Account now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company or its Representatives or Affiliates and will not seek recourse against the Trust Account for any reason whatsoever (including for an alleged breach of any agreement with the Company or its Affiliates). Crestview agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by the Company and its Affiliates to induce the Company to enter in this Subscription Agreement, and Crestview further intends and understands such waiver to be valid, binding and enforceable against Crestview and each of its Representatives and Affiliates under applicable law. To the extent Crestview or any of its Representatives or Affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives or Affiliates, which proceeding seeks, in whole or in part, monetary relief against the Company or its Representatives or Affiliates, Crestview hereby acknowledges and agrees that Crestview’s and its Representatives’ and Affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Crestview or its Representatives of Affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account or any amounts contained therein.
17. Miscellaneous.
(a) This Subscription Agreement and the rights and obligations of the Parties hereunder may not be assigned by any Party to any other Person, except that each Crestview Entity may assign its rights under this Subscription Agreement to one or more of its Affiliates, provided that no such assignment shall relieve such Crestview Entity of its obligations hereunder if any such Affiliate fails to perform such obligations.
(b) The Company may request from Crestview such additional information as the Company may deem necessary to evaluate the eligibility of Crestview to acquire the Offered Securities, and Crestview shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.
(c) Each Crestview Entity acknowledges that the Company, the Placement Agent, Sponsor, Cantor and their respective Representatives will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each Crestview Entity agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. Each Crestview Entity further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of such Crestview Entity contained in Section 9.
(d) Each Party is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
(e) All of the agreements, representations and warranties made by each Party in this Subscription Agreement shall survive the Closing.
(f) This Subscription Agreement may not be amended except by an instrument in writing signed by each of the Parties. No waiver under this Subscription Agreement shall be effective unless it is signed by the Party against whom enforcement of such waiver is sought.
(g) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than the Parties, and their respective successor and assigns, except as provided in Section 17(c).
(h) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.
(i) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
(j) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different Parties in separate counterparts, with the same effect as if all Parties had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k) All reasonable costs and expenses, including fees and disbursements of counsel and environmental consultants, incurred by the Crestview Entities in connection with this Subscription Agreement and the transactions contemplated herein shall be paid by the Company.
(l) The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof.
(m) The Parties agree that irreparable damage would occur in the event that the Parties do not perform the provisions of this Subscription Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Any Party seeking an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.
(n) This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.
(o) Any legal action, suit or proceeding arising out of or relating to this Subscription Agreement may only be instituted in any state or federal court in the Borough of Manhattan, City of New York, which will have exclusive jurisdiction for all matters relating to this Subscription Agreement, and each Party waives any objection which such Party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.
(p) EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17(p).
(q) Any notice or other communication required or permitted under this Subscription Agreement shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt), (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (iii) on the date sent by e-mail (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient, or (iv) when delivered by certified mail, registered mail, courier service, return-receipt received to the Party at the address set forth below, or at such other address provided by like notice to the other Parties:
(i)
if to the Company, to:

Matlin & Partners Acquisition Corporation
520 Madison Avenue
35th Floor
New York, New York 10022
Attn: Robert H. Weiss
Email: weiss@matlinpatterson.com

with a copy (which shall not constitute notice) to:
Bracewell LLP
711 Louisiana Street, Suite 2300
Houston, Texas 77002
Attn.: Charles H. Still, Jr.
Email: charles.still@bracewell.com
(ii)
if to Sponsor, to:

Matlin & Partners Acquisition Sponsor LLC
c/o MatlinPatterson Global Advisers LLC
520 Madison Avenue
35th Floor
New York, New York 10022
Attn: Robert H. Weiss
Email: weiss@matlinpatterson.com
(iii)
if to Cantor, to:

Cantor Fitzgerald & Co.
499 Park Avenue
New York, New York 10022
Attn: Sage Kelly, Head of Investment Banking
Email: sage.kelly@cantor.com
Facsimilie: (212)-829-4708
with a copy (which shall not constitute notice) to:
Cantor Fitzgerald & Co.
499 Park Avenue
New York, New York 10022
Attn: Stephen Merkel, General Counsel
Email: Stephen.merkel@cantor.com
Facsimilie: (212)-829-4708
(iv)
if to any Crestview Entity, to:

Crestview Advisors, L.L.C.
667 Madison Avenue
10th Floor
New York, New York 10065
Attn: Adam Klein; Ross Oliver
Email: aklein@crestview.com; roliver@crestview.com
with a copy (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, Texas 77002
Attention: E. Ramey Layne; James M. Garrett
Email: rlayne@velaw.com; jgarrett@velaw.com
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the Parties has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.
Matlin & Partners Acquisition Corporation
By:
/s/ David J. Matlin

Name: David J. Matlin
Title:   Chief Executive Officer
Matlin & Partners Acquisition Sponsor LLc
By:
/s/ David J. Matlin

Name: David J. Matlin
Title:   Director
cantor fitzgerald & co.
By:
/s/ John Belle

Name: John Belle
Title:   COO, Investment Banking
Crestview III USWS, L.P.
By: Crestview III USWS GenPar, LLC, its general partner
By:
/s/ Ross A. Oliver

Name: Ross A. Oliver
Title:   General Counsel
Crestview III USWS TE, LLC
By:
/s/ Ross A. Oliver

Name: Ross A. Oliver
Title:   General Counsel
SOLELY FOR PURPOSES OF SECTION 12(a)
Crestview Partners III (TE), L.P.
By: Crestview Partners III GP, L.P., its general partner
By: Crestview, L.L.C., its general partner
By:
/s/ Ross A. Oliver

Name: Ross A. Oliver
Title:   General Counsel
Crestview Partners III Co-Investors, L.P.
By: Crestview Partners III GP, L.P., its general partner
By: Crestview, L.L.C., its general partner
By:
/s/ Ross A. Oliver

Name: Ross A. Oliver
Title:   General Counsel
Signature Page to Subscription Agreement

Annex D
SUBSCRIPTION AGREEMENT
This Subscription Agreement (this “Subscription Agreement”), dated as of July 13, 2018, is made and entered into by and between Matlin & Partners Acquisition Corporation, a Delaware corporation (the “Company”), and the undersigned Investor (“Investor”). Capitalized terms used but not otherwise defined in this Subscription Agreement have the respective meanings given to them in the Merger and Contribution Agreement (as defined below).
WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, the Company is entering into that certain Merger and Contribution Agreement, dated as of the date of this Subscription Agreement, by and among the Company, MPAC Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, USWS Holdings LLC, a Delaware limited liability company (“USWS”), the Blocker Companies named therein and, solely for the purposes described therein, the Seller Representative named therein (as it may be amended from time to time, the “Merger and Contribution Agreement”), related to a proposed business combination involving the Company and USWS to be effected, on the terms and subject to the conditions set forth in the Merger and Contribution Agreement, by the Transactions;
WHEREAS, in connection with the Transactions, Investor desires to subscribe for and purchase from the Company, and the Company desires to issue and sell to Investor, the number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), set forth on the signature page of this Subscription Agreement (the “Subject Shares”) for an aggregate purchase price set forth on the signature page of this Subscription Agreement (the “Purchase Price”), representing a purchase price of  $10.00 per Subject Share; and
WHEREAS, the Subject Shares are being issued in connection with a private placement by the Company of at least 13,500,000 shares of Class A Common Stock (including 9,000,000 shares to be issued pursuant to the Crestview Subscription Agreement (as defined below) but excluding any other shares that may be issuable pursuant to the Crestview Subscription Agreement) at a purchase price of  $10.00 per share of Class A Common Stock (the “Private Placement”).
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements, and subject to the conditions, contained in this Subscription Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Subscription.   On the terms and subject to the conditions contained in this Subscription Agreement, Investor hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to Investor, the Subject Shares for the Purchase Price.
2. Closing.
(a) Subject to the satisfaction or waiver of the conditions set forth in Section 3, the closing of the purchase and sale of the Subject Shares contemplated hereby (the “Closing”) shall occur on the date of (the “Closing Date”) and substantially concurrently with the closing of the Transactions. Not less than three business days prior to the scheduled Closing Date (the “Scheduled Closing Date”), the Company shall deliver written notice to Investor specifying the Scheduled Closing Date (the “Closing Notice”).
(b) On the Closing Date, subject to the satisfaction or waiver of the conditions set forth in Section 3 (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing), Investor shall deliver to the Company the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.
(c) On the Closing Date, subject to the satisfaction or waiver of the conditions set forth in Section 3, the Company shall deliver (or cause to be delivered) to Investor the Subject Shares in book-entry form against payment by Investor to the Company of the Purchase Price as provided in Section 2(b).

(d) Each book entry for the Subject Shares shall contain a notation, and each certificate (if any) evidencing the Subject Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.”
(e) At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Closing as contemplated by this Subscription Agreement.
3. Closing Conditions.
(a) The obligations of each of the Company and Investor to consummate the Closing are subject to the satisfaction on the Closing Date, or the waiver by each of the Company and Investor, of each of the following conditions:
(i) all conditions precedent to the closing of the Transactions provided for in the Merger and Contribution Agreement shall have been satisfied or waived by the applicable party or parties thereto, and the closing of the Transactions shall occur, in accordance with the terms of the Merger and Contribution Agreement, on the Closing Date substantially concurrently with the Closing;
(ii) there shall not be any law or order of any governmental authority having jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Subscription Agreement; and
(iii) the Subject Shares shall have been approved for listing on the Nasdaq Capital Market (“NASDAQ”), subject only to official notice of issuance thereof, and no suspension of the qualification of the Subject Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.
(b) In addition to the conditions set forth in Section 3(a), the obligation of Investor to consummate the Closing is subject to the satisfaction on the Closing Date, or the waiver by Investor, of the following conditions:
(i) the representations and warranties of the Company set forth in Section 4 shall be true and correct in all material respects at and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date);
(ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;
(iii) the Company shall not have waived any condition to closing of the Transactions set forth in the Merger and Contribution Agreement related to the absence of the occurrence of a Company Material Adverse Effect;
(iv) there has been no (A) amendment, waiver or modification to the Parent Sponsor Agreement, the Crestview Subscription Agreement, the other subscription agreements entered into in connection with the Private Placement or the Merger and Contribution Agreement or (B) consent or approval provided by the Company with respect to Section 6.3 of the Merger and Contribution Agreement, in each case, that materially and adversely affects Investor; and
(v) the Closing Date shall have occurred no later than December 31, 2018.

(c) In addition to the conditions set forth in Section 3(a), the obligation of the Company to consummate the Closing is subject to the satisfaction on the Closing Date, or the waiver by the Company, of the following conditions:
(i) the representations and warranties of Investor set forth in Section 5 shall be true and correct in all material respects at and as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date); and
(ii) Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by Investor at or prior to the Closing.
4. Company Representations and Warranties.   The Company represents and warrants to Investor that:
(a) The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Delaware, with the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.
(b) The Subject Shares have been duly authorized and, when issued and delivered to Investor against full payment of the Purchase Price in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation or under the laws of the State of Delaware. As of the Closing, the Subject Shares shall be identical in all respects to the Company’s outstanding shares of publicly traded common stock other than that the Subject Shares have not been registered under the Securities Act (as hereinafter defined).
(c) This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
(d) The execution and delivery by the Company of this Subscription Agreement, and the performance by the Company of its obligations under this Subscription Agreement, including the issuance and sale of the Subject Shares, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of  (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the cases of clauses (i) and (iii) above, for such matters that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company, the validity of the Subject Shares or the legal authority or ability of the Company to perform in all material respects its obligations under this Subscription Agreement (a “Material Adverse Effect”).
(e) Except for placement fees payable to Cantor Fitzgerald & Co. (the “Placement Agent”), the Company has not paid, and is not obligated to pay, any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Company.
(f) Assuming the accuracy of the representations and warranties of Investor set forth in Section 5, in connection with the offer, sale and delivery of the Subject Shares in the manner contemplated by this Subscription Agreement, it is not required to register the Subject Shares under the Securities Act of 1933, as amended (the “Securities Act”).

(g) Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or share of the Subject Shares.
(h) The Company has timely filed all forms, reports and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”) since March 9, 2017. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder, and none of the SEC Documents, at the time they were filed with the SEC (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the SEC with respect to any of the SEC Documents.
(i) Each of the financial statements (including, in each case, any notes thereto) contained in the SEC Documents was prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein.
(j) There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Subject Shares that have not been or will not be validly waived on or prior to the Closing Date.
(k) The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of  (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clauses (i) and (iii), for defaults or violations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
(l) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Subject Shares), other than (i) filings required by applicable state or federal securities laws, (ii) those required by NASDAQ, including with respect to obtaining stockholder approval and (iii) the failure of which to obtain would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
(m) The authorized capital stock of the Company consists of  (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), (ii) 90,000,000 shares of Class A Common Stock and (iii) 10,000,000 shares of Class F Common Stock, par value $0.0001 per share (“Class F Common Stock”). As of the date hereof: (i) no shares of Preferred Stock are issued and outstanding, (ii) 32,500,000 shares of Class A Common Stock are issued and outstanding, (iii) 8,125,000 shares of Class F Common Stock are issued and outstanding and (iv) 48,000,000 warrants, each entitling the holder thereof to purchase one-half of one share of Class A Common Stock at an exercise price of $5.75 per one-half share of Class A Common Stock, are outstanding. Except (i) as set forth in the preceding sentence, (ii) pursuant to or as contemplated by the Merger and Contribution Agreement,

(iii) pursuant to this Subscription Agreement and other subscription agreements entered into in connection with the Private Placement and (iv) pursuant to the Subscription Agreement dated on or about the date hereof among the Company, Matlin & Partners Acquisition Sponsor LLC, Cantor Fitzgerald & Co., Crestview III USWS, L.P., Crestview III USWS TE, LLC, Crestview Partners III (TE), L.P. and Crestview Partners III Co-Investors, L.P. (the “Crestview Subscription Agreement”), the Company has no other commitments, agreements or understanding to issue or sell Class A Common Stock or other equity interests in the Company or securities convertible into or exchangeable for equity interests of the Company.
(n) The Company has not received any written communication since December 31, 2017, from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
(o) The issued and outstanding shares of Class A Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on NASDAQ. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by NASDAQ or the SEC with respect to any intention by such entity to deregister the Class A Common Stock or prohibit or terminate the listing of the Class A Common Stock on NASDAQ. The Company has taken no action that is designed to terminate the registration of the Class A Common Stock under the Exchange Act.
(p) The Company has made available to Investor a copy of the U.S. Well Services Matlin & Partners Acquisition Corp. Inc. June 2018 Confidential Addendum (the “Presentation”) together with a USW Financial Output Page (the “FOP”). To the knowledge of the Company, the statements of historical fact contained in the Presentation and the FOP are true and correct in all material respects with respect to the subject matter thereof. The forward-looking statements (including projections or forecasts with respect to financial or operational matters) contained in the Presentation and the FOP were prepared on the basis of estimates and assumptions believed by management of the Company and, to the knowledge of the Company, management of USWS to be reasonable in all material respects based on currently available information; provided, however, that the Company makes no representation or warranty as to the attainability or likelihood of achievement of any such forward-looking statements.
(q) Except for the specific representations and warranties contained in this Section 4, none of the Company, any person on behalf of the Company, including without limitation any placement agent for the sale of the Subject Shares, or any of the Company’s affiliates (collectively, the “Company Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, USWS, the Transactions the offering of the Subject Shares, the transaction contemplated hereby or any other matter, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by Investor in Section 5, the Company specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by any Investor Party (as defined below).
5. Investor Representations and Warranties.   Investor represents and warrants to the Company that:
(a) Investor has been duly formed, is validly existing and is in good standing under the laws of its jurisdiction of, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.
(b) This Subscription Agreement has been duly authorized, executed and delivered by Investor and is enforceable against Investor in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
(c) The execution and delivery by Investor of this Subscription Agreement, and performance by Investor of its obligations under this Subscription Agreement, including the purchase of the Subject

Shares, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Investor or pursuant to the terms of  (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Investor is a party or by which Investor is bound or to which any of the property or assets of Investor is subject; (ii) the organizational documents of Investor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Investor or any of its properties, except, in the case of clauses (i) and (iii), for such matters that would not reasonably be expected to have a material adverse effect on the legal authority or ability of Investor to perform in all material respects its obligations under this Subscription Agreement.
(d) Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Subject Shares only for its own account and not for the account of others, or if Investor is subscribing for the Subject Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an institutional “accredited investor” (each as defined above), and Investor has full investment discretion with respect to each such account and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subject Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Investor is not an entity formed for the specific purpose of acquiring the Subject Shares. Investor has completed Schedule A hereto, and the information contained therein is accurate and complete.
(e) Investor understands that the Subject Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subject Shares have not been registered under the Securities Act. Investor understands that the Subject Shares may not be resold, transferred, pledged or otherwise disposed of by Investor absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met, or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any book-entry notations with respect to (or certificates representing) the Subject Shares will contain a legend to such effect. Investor acknowledges that the Subject Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Investor understands and agrees that the Subject Shares, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, Investor may not be able to readily resell the Subject Shares and may be required to bear the financial risk of an investment in the Subject Shares for an indefinite period of time. Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subject Shares.
(f) Investor understands and agrees that Investor is purchasing Subject Shares directly from the Company. Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to Investor by the Company, or any of its Representatives (as defined below), expressly or by implication, other than those representations, warranties, covenants and agreements of the Company expressly set forth in this Subscription Agreement.
(g) Investor’s acquisition and holding of the Subject Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.
(h) In making its decision to subscribe for and purchase the Subject Shares, Investor has relied solely upon Investor’s own independent investigation and the representations and warranties of the Company contained herein. Without limiting the generality of the foregoing, Investor has not relied on any statements or other information provided by the Placement Agent concerning the Company or the Subject Shares or the offer and sale of the Subject Shares. Investor acknowledges that (i) Investor has received such information as Investor deems necessary in order to make an investment decision with respect to the Subject Shares, and (ii) Investor and its professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as Investor and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subject Shares.
(i) Investor became aware of the offering of the Subject Shares solely by means of direct contact between Investor and the Company or the Placement Agent, and the Subject Shares were offered to Investor solely by direct contact between Investor and the Company or the Placement Agent. Investor did not become aware of the offering of the Subject Shares, nor were the Subject Shares offered to Investor, by any other means.
(j) Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subject Shares. Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subject Shares, and Investor has sought such accounting, legal and tax advice as Investor has considered necessary to make an informed investment decision.
(k) Alone, or together with any professional advisor(s), Investor has adequately analyzed and fully considered the risks of an investment in the Subject Shares and determined that the Subject Shares are a suitable investment for Investor and that Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of Investor’s investment in the Company. Investor acknowledges specifically that a possibility of total loss exists.
(l) Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subject Shares or made any findings or determination as to the fairness of an investment in the Subject Shares.
(m) Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, or the Foreign Sanctions Evaders List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (collectively, the “OFAC Lists”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or, to Investor’s knowledge, providing banking services indirectly to a non-U.S. shell bank. Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Investor is permitted to do so under applicable law. If Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC Lists. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Investor and used to purchase the Subject Shares were legally derived.
(n) If Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Subject Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Subject Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Subject Shares. The Investor’s subscription and payment for and continued beneficial ownership of the Subject Shares will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(o) Investor acknowledges that the Placement Agent and its Representatives (i) have made no independent investigation with respect to the Company or the Subject Shares or the accuracy, completeness or adequacy of any information supplied to Investor by the Company and (ii) in connection with the issue and purchase of the Subject Shares, have not acted as Investor’s financial advisor or fiduciary.
(p) At the Closing, Investor will have sufficient funds to pay the Purchase Price.
(q) Except for the specific representations and warranties contained in this Section 5, none of Investor nor any person acting on behalf of Investor nor any of Investor’s affiliates (the “Investor Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to Investor and the transactions contemplated hereby, and the Investor Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 4 and in any certificate or agreement delivered pursuant hereto, the undersigned specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by any Company Party.
6. Registration Rights.   Within 30 calendar days after the Closing Date (and no later than the date of filing of the shelf registration statement required to be filed by the Company pursuant to the A&R Registration Rights Agreement), the Company shall file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of all of the Subject Shares (the “Registration Statement”). The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof  (and no later than the effective date of the shelf registration statement required to be filed by the Company pursuant to the A&R Registration Rights Agreement). If the Registration Statement is declared effective by the SEC (a) the Company will promptly notify Investor of the effectiveness of the Registration Statements and (b) if after the date the Registration Statement is declared effective Investor seeks to sell the Subject Shares, the Company shall take all actions reasonably necessary to allow, and shall use commercially reasonable efforts to ensure that the Company’s transfer agent facilitates, the sale or transfer of the Subject Shares. The Company shall cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective until the earlier of  (i) the second anniversary of the Closing Date, or (ii) the first date on which Investor can sell all of its Subject Shares under Rule 144 under the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold. The Company’s obligations to include the Subject Shares in the Registration Statement are contingent upon Investor’s furnishing in writing to the Company such information regarding Investor, the securities of the Company held by Investor and the intended method of disposition of the Subject Shares as shall be reasonably requested by the Company to effect the registration of the Subject Shares. Investor shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. The Company may suspend the use of any such registration statement and any related prospectus if it determines, based on the advice of counsel for the Company, that an amendment or supplement thereto would be necessary in order for the registration statement or related prospectus not to contain a material misstatement or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that, the Company shall use commercially reasonable efforts to make such registration statement or prospectus available for the sale by Investor of the Subject Shares as soon as practicable thereafter.
7. [Reserved]
8. Termination.   This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of  (a) such date and time as the Merger and Contribution Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement or (c) the closing of the Transactions contemplated by the Merger and Contribution Agreement without the substantially current consummation of the Closing as a result of the failure of any of the conditions to Closing set forth in Section 3 above to be satisfied or waived at or prior to the Closing; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Investor of the termination of the Merger and Contribution Agreement promptly after such termination. Notwithstanding the foregoing, this Section 8, Section 9 and Section 10 shall survive the termination of this Agreement.
9. Trust Account Waiver.   Reference is made to the final prospectus of the Company, filed with the SEC (File No. 333-216076) (the “Prospectus”), and dated as of March 9, 2017. Investor hereby acknowledges that it has read the Prospectus and understands that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public stockholders (the “Public Stockholders”) and certain other parties (including the underwriters of the IPO), and that, except as otherwise described in the Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their Company shares in connection with the consummation of the Company’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”), (b) to the Public Stockholders if the Company fails to consummate a Business Combination within 24 months after the closing of the IPO, (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay taxes, if any, or (d) to the Company after or concurrently with the consummation of a Business Combination. For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor hereby agrees on behalf of itself and its Representatives that, notwithstanding anything to the contrary in this Subscription Agreement, it and its Representatives do not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, and shall not make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). Investor, on behalf of itself and its Representatives, hereby irrevocably waives any Released Claims that Investor or its Representatives may have against the Trust Account now (including any distributions therefrom) or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with the Company or its affiliates). Investor agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by the Company and its affiliates to induce the Company to enter in this Subscription Agreement, and Investor further intends and understands such waiver to be valid, binding and enforceable against Investor and each of its Representatives under applicable law. To the extent Investor or any of its Representatives commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives, which proceeding seeks, in whole or in part, monetary relief against the Company or its Representatives, Investor hereby acknowledges and agrees that Investor’s and its Representatives’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Investor or its Representatives (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Investor or any of its Representatives commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Stockholders, whether in the form of monetary damages or injunctive relief, the Company and its Representatives, as applicable, shall be entitled to recover from Investor the associated legal fees and costs in connection with any such action, in the event the Company or its Representatives, as applicable, prevails in such action or proceeding. For purposes of this Subscription Agreement, “Representatives” with respect to any person shall mean such person’s affiliates and its and its affiliate’s respective directors, officers, employees, consultants, advisors, agents and other representatives.

10. Miscellaneous.
(a) This Agreement and the rights and obligations of the parties hereunder may not be assigned by any party to any other person, except that Investor may assign its rights under this Agreement to one or more of its affiliates, provided that no such assignment shall relieve Investor of its obligations hereunder if any such affiliate fails to perform such obligations.
(b) The Company may request from Investor such additional information as the Company may deem necessary to evaluate the eligibility of Investor to acquire the Subject Shares, and Investor shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.
(c) Investor acknowledges that the Company and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. Investor further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of Investor contained in Section 5.
(d) Each of the Company and Investor is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
(e) All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.
(f) This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto. No waiver under this Subscription Agreement shall be effective unless it is signed by the party against whom enforcement of such waiver is sought. The Company undertakes to Investor that, except as provided in the Crestview Subscription Agreement, no other investor participating in the Private Placement has received or shall receive more favorable terms than what is reflected in this Subscription Agreement.
(g) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns, except as provided in Section 10(c).
(h) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.
(i) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
(j) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.
(k) The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof.
(l) The parties hereto agree that irreparable damage would occur in the event that the parties do not perform the provisions of this Subscription Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, the parties hereto acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.
(m) This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.
(n) Any legal action, suit or proceeding arising out of or relating to this Subscription Agreement may only be instituted in any state or federal court in the Borough of Manhattan, City of New York, which will have exclusive jurisdiction for all matters relating to this Subscription Agreement, and each party hereto waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.
(o) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(o).
(p) Any notice or other communication required or permitted under this Subscription Agreement shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt), (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (iii) on the date sent by e-mail (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient, or (iv) when delivered by certified mail, registered mail, courier service, return-receipt received to the other party at the address set forth below, or at such other address provided by like notice to the other party:
(i)
if to Investor, to such address or addresses set forth on the signature page hereto; or

(ii)
if to the Company, to:

Matlin & Partners Acquisition Corporation
520 Madison Avenue
35th Floor
New York, New York 10022
Attn: Robert H. Weiss
Email: weiss@matlinpatterson.com

with a copy (which shall not constitute notice) to:
Bracewell LLP
711 Louisiana Street, Suite 2300
Houston, Texas 77002
Attn.: Charles H. Still, Jr.
Email: charles.still@bracewell.com
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.
Matlin & Partners Acquisition Corporation
By:

Name: David J. Matlin
Title:   Chief Executive Officer
[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Investor has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.
Name of Investor:
Signature of Authorized Signatory of Investor:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory:
Address for Notice to Investor:

Address for Delivery of Subject Shares to Investor (if not same as address for notice):
Investor’s EIN Number:
Number of shares of Class A Common Stock subscribed for by Investor (Subject Shares):
Aggregate Purchase Price ($10.00 per share of Class A Common Stock):   $
[Signature Page to Subscription Agreement]

SCHEDULE A
Investor Eligibility Representations
Name of Investor:
This Schedule must be completed by Investor and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule having the meanings given to them in such Subscription Agreement. Investor must check the applicable box in either Part A or Part B below and the applicable box in Part C below.
A.
QUALIFIED INSTITUTIONAL BUYER STATUS

(check the applicable box)
☐
Investor is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

☐
Investor is subscribing for the Subject Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.
INSTITUTIONAL ACCREDITED INVESTOR STATUS

Investor is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which Investor qualifies as such:
(check each applicable box)
☐
Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership that was not formed for the specific purpose of acquiring the securities of the Company being offered in this offering, with total assets in excess of  $5,000,000.

☐
Investor is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐
Investor is a “bank” as defined in Section 3(a)(2) of the Securities Act.

☐
Investor is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐
Investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

☐
Investor is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐
Investor is an investment company registered under the Investment Company Act of 1940.

☐
Investor is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐
Investor is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐
Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of  $5,000,000.

☐
Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following:

☐
A bank;

☐
A savings and loan association;

☐
An insurance company; or

Schedule A-1

☐
A registered investment adviser.

☐
Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of  $5,000,000.

☐
Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.

☐
Investor is a trust with total assets in excess of  $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Company in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

C.
AFFILIATE STATUS

(check the applicable box)
☐
Investor is an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

☐
Investor is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Schedule A-2

Annex E
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of  [•], 2018, is made and entered into by and among U.S. Well Services, Inc., a Delaware corporation (formerly Matlin & Partners Acquisition Corporation) (the “Company”), the Initial Holders and each Person who becomes a party to this Agreement as a Holder after the date of this Agreement pursuant to Section 5.03. This agreement amends, restates and replaces in its entirety that certain Registration Rights Agreement, dated March 9, 2017 (the “Original Agreement”), by and among the Company and the holders named on the signature pages thereto (the “Initial Investors”). Capitalized terms used in this Agreement have the meanings given to them in Section 1.01.
RECITALS
WHEREAS, in connection with the Company’s initial public offering (the “IPO”), the Company and the Initial Investors entered into the Original Agreement;
WHEREAS, prior to the Closing, the Initial Investors own shares of Class F Common Stock acquired by them prior to the IPO, and, in connection with the Closing, such shares of Class F Common Stock, other than those being canceled in connection with the Closing pursuant to the Parent Sponsor Agreement, are being converted automatically, on a one-for-one basis, into shares of Class A Common Stock (the “Initial Investor Class A Shares”) pursuant to the terms of the Company’s amended and restated certificate of incorporation;
WHEREAS, the Initial Investors purchased, in a private placement that was completed simultaneously with the consummation of the IPO, an aggregate of 15,500,000 warrants (the “Private Placement Warrants”), issued pursuant to that certain Warrant Agreement, dated as of March 9, 2017 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer and Trust Company, each exercisable for one-half of one share of Class A Common Stock (subject to adjustment as provided in the Warrant Agreement);
WHEREAS, this Agreement is being entered into pursuant to, and in connection with the Closing under, that certain Merger and Contribution Agreement, dated as of July 13, 2018 (the “Merger and Contribution Agreement”), by and among the Company, MPAC Merger Sub LLC, USWS Holdings LLC, a Delaware limited liability company (“USWS”), each of the Blocker Companies (as defined therein) and, solely for the purposes specified therein, the Seller Representative (as defined therein);
WHEREAS, pursuant to the terms of the Merger and Contribution Agreement and in connection with the Closing, on the date of this Agreement: (i) the Company is issuing to the Initial Class A Holders an aggregate of  [•] shares of Class A Common Stock (together with any additional shares of Class A Common Stock issued to the Initial Class A Holders after the date hereof pursuant to Section 2.1(d) of the Merger and Contribution Agreement, the “Blocker Merger Class A Shares”), (ii) the Company is issuing to the Initial Unit Holders an aggregate of  [•] shares of Class B Common Stock (together with any additional shares of Class B Common Stock issued to the Initial Unit Holders after the date hereof pursuant to Section 2.1(d) of the Merger and Contribution Agreement, the “Company Merger Class B Shares”), and (iii) USWS is issuing to the Initial Unit Holders an aggregate of  [•] Common Units (together with any additional Common Units issued to the Initial Unit Holders after the date hereof pursuant to Section 2.1(d) of the Merger and Contribution Agreement, the “Company Merger Units”);
WHEREAS, each Common Unit, together with one share of Class B Common Stock, will be exchangeable by the holder thereof for one share of Class A Common Stock pursuant to and in accordance with the terms of the LLC Agreement;
WHEREAS, pursuant to the terms of the Crestview Subscription Agreement and in connection with the Closing: (i) the Company is issuing to the Initial Crestview Holders an aggregate of  [•] shares of Class A Common Stock (the “Crestview Class A Shares”), and (ii) the Initial Investors are transferring to the Initial Crestview Holders an aggregate of 7,250,000 Private Placement Warrants (the “Crestview Private Placement Warrants”);

WHEREAS, the Initial Holders and the Company desire to amend and restate, in its entirety, the Original Agreement to provide certain registration rights under the Securities Act to the Holders with respect to any Registrable Securities that any such Holders may hold from time to time; and
WHEREAS, pursuant to Section 5.5 of the Original Agreement, the Original Agreement may be amended upon the written consent of the Company and the requisite holders specified therein (which the Initial Investors represent), and such written consent is given by the execution and delivery of this Agreement by the Company and the Initial Investors.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
DEFINITIONS
Section 1.01 Definitions.   As used in this Agreement:
“Adoption Agreement” means an Adoption Agreement in the form attached hereto as Exhibit A.
“Affiliate” means (a) as to any Person other than a natural person, any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person and (b) as to any natural person, (i) any Relative of such Person, (ii) any trust whose primary beneficiaries are one or more of such Person and such Person’s Relatives, (iii) the legal representative or guardian of such Person or any of such Person’s Relatives if one has been appointed and (iv) any other Person controlled by one or more of such Person and any Person referred to in clauses (i), (ii) or (iii) above. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the avoidance of doubt, for purposes of this Agreement, (a) (i) the Company, on the one hand, and the Holders, on the other hand, shall not be considered Affiliates and (ii) any fund, entity or account managed, advised or sub-advised, directly or indirectly, by a Holder or any of its Affiliates, shall be considered an Affiliate of such Holder and (b) with respect to any fund, entity or account managed, advised or sub-advised directly or indirectly, by any Holder or any of its Affiliates, the direct or indirect equity owners thereof, including limited partners of any Holder or any Affiliate thereof, shall be considered an Affiliate of such Holder.
“Agreement” has the meaning given to such term in the introductory paragraph of this Agreement.
“Blocker Merger Class A Shares” has the meaning given to such term in the Recitals.
“Blocker Merger Consideration” has the meaning given to such term in the Merger and Contribution Agreement.
“Business Day” shall mean any day other than Saturday, Sunday or a day on which banks in Houston, Texas are authorized or obligated to close.
“Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company.
“Class B Common Stock” means the Class B Common Stock, par value $0.0001 per share, of the Company.
“Class F Common Stock” means the Class F Common Stock, par value $0.0001 per share, of the Company.
“Closing” has the meaning given to such term in the Merger and Contribution Agreement.
“Commission” means the Securities and Exchange Commission.
“Common Units” has the meaning given to such term in the LLC Agreement.
“Company” has the meaning given to such term in the introductory paragraph of this Agreement.

“Company Merger Class B Shares” has the meaning given to such term in the Recitals.
“Company Merger Consideration” has the meaning given to such term in the Merger and Contribution Agreement.
“Company Merger Units” has the meaning given to such term in the Recitals.
“Company Securities” means, with respect to any Underwritten Offering, any shares of Class A Common Stock (or other equity securities of the same class as the Registrable Securities) proposed to be included in such Underwritten Offering by the Company to be sold for the Company’s own account.
“Crestview Class A Shares” has the meaning given to such term in the Recitals.
“Crestview Holders” means the Initial Crestview Holders and any Holders to whom the rights of registration and other rights granted to the Initial Crestview Holders under this Agreement are transferred pursuant to Section 5.03, including successive transferees of such rights pursuant to Section 5.03.
“Crestview Private Placement Warrants” has the meaning given to such term in the Recitals.
“Crestview Registrable Securities” means (i) the Crestview Class A Shares, (ii) the Crestview Private Placement Warrants and (iii) the shares of Class A Common Stock issuable upon exercise of the Crestview Private Placement Warrants.
“Crestview Subscription Agreement” means that certain Subscription Agreement, dated as of July 13, 2018, by and among the Company, the Initial Investors, the Initial Crestview Holders, Crestview Partners III (TE), L.P., a Cayman Islands exempt limited partnership, and Crestview Partners III Co-Investors, L.P., a Cayman Islands exempt limited partnership.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
“Exchange Class A Shares” means the shares of Class A Common Stock issuable upon the exchange of Company Merger Units and Company Merger Class B Shares pursuant to the LLC Agreement.
“Former USWS Owner” means each of the Initial Class A Holders and Initial Unit Holders.
“Former USWS Owner Holders” means the Former USWS Holders and any Holders to whom the rights of registration and other rights granted to the Former USWS Owners under this Agreement are transferred pursuant to Section 5.03, including successive transferees of such rights pursuant to Section 5.03.
“Former USWS Owner Registrable Securities” means (i) the Blocker Merger Class A Shares and (ii) the Exchange Class A Shares.
“Holder” means each record holder of Registrable Securities; provided, that, for purposes of this definition and all other references in this Agreement to holding or owning Registrable Securities, (i) a record holder of Company Merger Units and Company Merger Class B Shares shall be deemed to be the record holder of the Registrable Securities issuable upon exchange of such Company Merger Units and Company Merger Class B Shares pursuant to the LLC Agreement and (ii) a record holder of Private Placement Warrants (including, for the avoidance of doubt, Crestview Private Placement Warrants) shall be deemed to be the record holder of the Registrable Securities issuable upon exercise of such Private Placement Warrants.
“Indemnified Party” has the meaning given to such term in Section 3.03.
“Indemnifying Party” has the meaning given to such term in Section 3.03.
“Initial Class A Holders” means the Persons entitled to receive the Blocker Merger Consideration pursuant to the Merger and Contribution Agreement.
“Initial Crestview Holders” means the Persons to whom the Crestview Class A Shares are issued or to whom the Crestview Private Placement Warrants are transferred in connection with the Closing pursuant to the Crestview Subscription Agreement.

“Initial Holders” means the Initial Class A Holders, the Initial Unit Holders, the Initial Investors and the Initial Crestview Holders.
“Initial Investor Class A Shares” has the meaning given to such term in the Recitals.
“Initial Investor Holders” means the Initial Investors and any Holders to whom the rights of registration and other rights granted to the Initial Investors under this Agreement are transferred pursuant to Section 5.03, including successive transferees of such rights pursuant to Section 5.03.
“Initial Investor Private Placement Warrants” means the Private Placement Warrants other than the Crestview Private Placement Warrants.
“Initial Investor Registrable Securities” means (i) the Initial Investor Class A Shares, (ii) the Initial Investor Private Placement Warrants and (iii) the shares of Class A Common Stock issuable upon exercise of the Initial Investor Private Placement Warrants.
“Initial Investors” has the meaning given to such term in the introductory paragraph.
“Initial Unit Holders” means the Persons entitled to receive the Company Merger Consideration pursuant to the Merger and Contribution Agreement.
“IPO” has the meaning given to such term in the Recitals.
“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of USWS dated as of the date of this Agreement.
“Lock-Up Expiration Date” means the first anniversary of the date of this Agreement.
“Lock-Up Restrictions” has the meaning given to such term in Section 5.01(a).
“Losses” has the meaning set forth in Section 3.01.
“Majority Holders” means, at any time, the Holder or Holders of more than 50% of the Registrable Securities at such time.
“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.
“Maximum Number of Securities” means, with respect to any Underwritten Offering, the maximum number of shares of Class A Common Stock (or other equity securities of the same class as the Registrable Securities) that can be sold in such Underwritten Offering without materially adversely affecting the offering price, timing or the probability of success of such Underwritten Offering, as advised by the Managing Underwriter for such Underwritten Offering pursuant to Section 2.02(c) or Section 2.04(c), as applicable.
“Merger and Contribution Agreement” has the meaning given to such term in the Recitals.
“Minimum Number of Registrable Securities” means (i) solely with respect to a Shelf Underwritten Offering Request made prior to the one-year anniversary of the date of this Agreement, 1 Registrable Security and (ii) in all other cases, 500,000 Registrable Securities; provided, however, that in each case such numbers of Registrable Securities shall be appropriately adjusted in connection with any event described in Section 6.05.
“Opt-Out Notice” has the meaning given to such term in Section 2.04(b).
“Original Agreement” has the meaning given to such term in the introductory paragraph.
“Other Securities” means, with respect to any Underwritten Offering, any shares of Class A Common Stock (or other equity securities of the same class as the Registrable Securities) requested to be included in such Underwritten Offering by any Person (other than a Holder) having contractual registration rights with respect to such Underwritten Offering.
“Parent Sponsor Agreement” has the meaning given to such term in the Merger and Contribution Agreement.

“Permitted Transferee” means, with respect to any Holder, any Affiliate of such Holder, in each case provided that such Transferee has delivered to the Company a duly executed Adoption Agreement.
“Person” means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.
“Piggybacking Holder” has the meaning set forth in Section 2.04(a).
“Piggyback Underwritten Offering” has the meaning set forth in Section 2.04(a).
“Private Placement Warrants” has the meaning given to such term in the Recitals.
“Registrable Securities” means (a) the Former USWS Owner Registrable Securities, (b) the Initial Investor Registrable Securities, (c) the Crestview Registrable Securities and (d) any other equity security issued or issuable (including upon exercise of Private Placement Warrants) with respect to any Registrable Security by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that a Registrable Security shall cease to be a Registrable Security when: (i) a Registration Statement covering such Registrable Security has become effective under the Securities Act and such Registrable Security has been sold, transferred, disposed of or exchanged in accordance with such Registration Statement, (ii) such Registrable Security (or the Company Merger Unit and Company Merger Class B Share exchangeable for such Registrable Security) is disposed of under Rule 144 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect) or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security (or such Company Merger Unit and Company Merger Class B Share) restricting transfer of such Registrable Security (or such Company Merger Unit and Company Merger Class B Share) has been removed, or (iii) such Registrable Security (or Company Merger Unit and Company Merger Class B Share exchangeable for such Registrable Security) has been sold or disposed of in a transaction in which the Transferor’s rights under this Agreement are not assigned to the Transferee pursuant to Section 5.03; and provided, further, that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of a security that has ceased to be a Registrable Security shall not be a Registrable Security.
“Registration Expenses” means all expenses incurred by the Company in complying with Article II, including, without limitation, all registration and filing fees, printing expenses, road show expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., and fees of transfer agents and registrars, but excluding any Selling Expenses.
“Registration Statement” means any registration statement of the Company filed or to be filed with the Commission under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.
“Relative” means, with respect to any natural person: (a) such Person’s spouse, (b) any lineal descendant, parent, grandparent, great grandparent or sibling of such Person or any lineal descendant of any such sibling (in each case whether by blood or legal adoption), and (c) the spouse of a Person described in clause (b) of this definition.
“Requesting Holders” has the meaning set forth in Section 2.02(a).
“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time from time to time.
“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Securities, (b) transfer taxes allocable to the sale of the Registrable Securities, (c) costs or expenses related to any roadshows conducted in connection with the marketing of any Shelf Underwritten Offering, and (d) fees and expenses of counsel engaged by any Holders (subject to Article III).

“Selling Holder” means a Holder selling Registrable Securities pursuant to a Registration Statement.
“Shelf Piggybacking Holder” has the meaning given to such term in Section 2.02(b).
“Shelf Registration Statement” has the meaning given to such term in Section 2.01(a).
“Shelf Underwritten Offering” has the meaning given to such term in Section 2.02(a).
“Shelf Underwritten Offering Request” has the meaning given to such term in Section 2.02(a).
“Suspension Period” has the meaning given to such term in Section 2.03.
“Transfer” means any offer, sale, pledge, encumbrance, hypothecation, entry into any contract to sell, grant of an option to purchase, short sale, assignment, transfer, exchange, gift, bequest or other disposition, direct or indirect, in whole or in part, by operation of law or otherwise. “Transfer,” when used as a verb, and “Transferee” and “Transferor” have correlative meanings.
“Underwritten Offering” means an offering (including an offering pursuant to the Shelf Registration Statement) in which shares of Class A Common Stock (or other equity securities of the same class as the Registrable Securities) are sold to an underwriter on a firm commitment basis for reoffering to the public.
“Underwritten Offering Filing” means (a) with respect to a Shelf Underwritten Offering, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf Registration Statement relating to such Shelf Underwritten Offering, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Securities could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering.
“USWS” has the meaning given to such term in the Recitals.
ARTICLE II.
REGISTRATION RIGHTS
Section 2.01 Shelf Registration.
(a) As soon as practicable after, but in any event within 30 days after, the date of this Agreement, the Company shall file a Registration Statement (such Registration Statement and any other Registration Statement contemplated by Section 2.01(b) or Section 2.01(c), the “Shelf Registration Statement”) under the Securities Act to permit the public resale of all the Registrable Securities by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect) and shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective as soon as practicable after the filing thereof. The Company shall notify the Holders of the effectiveness of the Shelf Registration Statement promptly after it becomes effective.
(b) The Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is not available, on such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities; provided, however, that if the Company has filed the Shelf Registration Statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form, the Company shall (i) file a post-effective amendment to the Shelf Registration Statement converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or any equivalent or successor form or (ii) withdraw the Shelf Registration Statement on Form S-1 and file a subsequent Shelf Registration Statement on Form S-3 or any equivalent or successor form. The Shelf Registration Statement shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect) at any time beginning on the date the Shelf Registration Statement becomes effective and shall provide for the resale of the Registrable Securities pursuant to any method or combination of methods legally available to the Holders and requested by the Majority Holders.

(c) The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available or, if not available, that another Shelf Registration Statement is available, for the resale of all the Registrable Securities by the Holders until all of the Registrable Securities have ceased to be Registrable Securities or the earlier termination of this Agreement (as to all Holders) pursuant to Section 6.01.
(d) When effective, the Shelf Registration Statement (including any documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in the Shelf Registration Statement, in the light of the circumstances under which such statements are made).
Section 2.02 Shelf Underwritten Offerings.
(a) In the event that any Holder or group of Holders elects to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering and reasonably expects gross proceeds of at least $25 million from such Underwritten Offering, the Company shall, at the request (a “Shelf Underwritten Offering Request”) of such Holder or Holders (in such capacity, the “Requesting Holders”), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the underwriter or underwriters selected pursuant to Section 2.02(d) and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or the Requesting Holders in order to expedite or facilitate the disposition, subject to Section 2.02(c), of such Registrable Securities and the Registrable Securities requested to be included by any Shelf Piggybacking Holder (a “Shelf Underwritten Offering”); provided, however, that the Company shall have no obligation to facilitate or participate in more than (i) one Shelf Underwritten Offering during any 180-day period or (ii) (A) a total of three Shelf Underwritten Offerings initiated by Requesting Holders who are Initial Investor Holders, (B) a total of five Shelf Underwritten Offerings initiated by Requesting Holders who are Former USWS Owner Holders or (C) a total of three Shelf Underwritten Offerings initiated by Requesting Holders who are Crestview Holders; provided further, that a Shelf Underwritten Offering that is commenced but terminated for any reason prior to the execution of an underwriting agreement with respect thereto will not be counted as a Shelf Underwritten Offering for purposes of the foregoing limitations on the number Shelf Underwritten Offerings.
(b) If the Company receives a Shelf Underwritten Offering Request, it will give written notice of such proposed Shelf Underwritten Offering to each Holder (other than the Requesting Holders) that, together with such Holder’s Affiliates, holds at least the Minimum Number of Registrable Securities, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the related Underwritten Offering Filing and, if known, the number of shares of Class A Common Stock (or other equity securities of the same class as the Registrable Securities) that are proposed to be included in such Shelf Underwritten Offering, and of such Holders’ rights under this Section 2.02(b). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Shelf Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company and the Requesting Holders that the giving of notice pursuant to this Section 2.02(b) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering); and provided further, that the Company shall not so notify any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Shelf Underwritten Offering. Each such Holder shall then have four Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.02(b) to request inclusion of Registrable Securities in the Shelf Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such

Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities) (any such Holder making such request, a “Shelf Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Shelf Underwritten Offering.
(c) If the Managing Underwriter of the Shelf Underwritten Offering shall advise the Company and the Requesting Holders in writing, with a copy to be provided upon request to any Shelf Piggybacking Holder, of its belief that the number of Registrable Securities requested to be included in such Shelf Underwritten Offering by the Requesting Holders and any Shelf Piggybacking Holders, together with any Other Securities or Company Securities requested or proposed to be included in such Shelf Underwritten Offering, exceeds the Maximum Number of Securities for such Shelf Underwritten Offering, then Registrable Securities, Other Securities and Company Securities shall be included in the Shelf Underwritten Offering, up to the Maximum Number of Securities (as set forth in such written advice from the Managing Underwriter), in the following priority:
(i) first, the Registrable Securities requested to be included in such Shelf Underwritten Offering by the Requesting Holders and the Shelf Piggybacking Holders, pro rata among the Requesting Holders and the Shelf Piggybacking Holders based on the respective numbers of Registrable Securities that each requested be included); and
(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), any Other Securities or Company Securities requested or proposed to be included in such Shelf Underwritten Offering allocated, as applicable, in accordance with the order of priority established in the agreement or agreements granting the registration rights with respect to any such Other Securities.
(d) The Managing Underwriter and any other underwriters for any Shelf Underwritten Offering shall be selected by the Company; provided that the Managing Underwriter shall be reasonably acceptable to the Requesting Holders. The Requesting Holders shall determine the pricing of the Registrable Securities offered pursuant to any Shelf Underwritten Offering and the applicable underwriting discounts and commissions and determine the timing of any such Shelf Underwritten Offering, subject to Section 2.03.
Section 2.03 Delay and Suspension Rights.   Notwithstanding any other provision of this Agreement, the Company may (i) delay filing or effectiveness of the Shelf Registration Statement (or any amendment thereto) or effecting a Shelf Underwritten Offering or (ii) suspend the Holders’ use of any prospectus that is a part of the Shelf Registration Statement upon written notice to each Holder whose Registrable Securities are included in the Shelf Registration Statement (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such Holder shall discontinue sales of Registrable Securities pursuant to the Shelf Registration Statement but may settle any then-contracted sales of Registrable Securities), in each case for a period of up to 60 days, if the Company determines (A) that such delay or suspension is in the best interest of the Company and its stockholders generally due to a pending financing or other transaction involving the Company, including a proposed sale of Class A Common Stock by the Company for its own account, (B) that such registration or offering would render the Company unable to comply with applicable securities laws or (C) that such registration or offering would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Suspension Period”); provided, however, that in no event shall any Suspension Periods collectively exceed an aggregate of 120 days in any twelve-month period.

Section 2.04 Piggyback Registration Rights.
(a) Subject to Section 2.04(c), if the Company at any time proposes to file an Underwritten Offering Filing for an Underwritten Offering of shares of Class A Common Stock (or other equity securities of the same class as the Registrable Securities) for its own account or for the account of any other Persons who have or have been granted registration rights (a “Piggyback Underwritten Offering”), it will give written notice of such Piggyback Underwritten Offering to each Holder that, together with such Holder’s Affiliates, holds at least the Minimum Number of Registrable Securities, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Class A Common Stock (or other equity securities of the same class as the Registrable Securities) that are proposed to be included in such Piggyback Underwritten Offering, and of such Holders’ rights under this Section 2.04(a). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Piggyback Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company that the giving of notice pursuant to this Section 2.04(a) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering). Each such Holder shall then have four Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.04(a) to request inclusion of Registrable Securities in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities) (any such Holder making such request, a “Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Subject to Section 2.04(c), the Company shall use its commercially reasonable efforts to include in the Piggyback Underwritten Offering all Registrable Securities that the Company has been so requested to include by the Piggybacking Holders; provided, however, that if, at any time after giving written notice of a proposed Piggyback Underwritten Offering pursuant to this Section 2.04(a) and prior to the execution of an underwriting agreement with respect thereto, the Company or such other Persons who have or have been granted registration rights, as applicable, shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Piggybacking Holders (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Securities in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Securities for the same period as the delay in including the Company Securities or Other Securities, as applicable.
(b) Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Piggyback Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from any Holder (unless subsequently revoked), the Company shall not, and shall not be required to, deliver any notice to such Holder pursuant to this Section 2.04 and such Holder shall no longer be entitled to participate in any Piggyback Underwritten Offering.
(c) If the Managing Underwriter of the Piggyback Underwritten Offering shall advise the Company of its belief that the number of Registrable Securities requested to be included in such Piggyback Underwritten Offering, together with the number of Company Securities and Other Securities proposed or requested to be included in such Piggyback Underwritten Offering, exceeds the Maximum Number of Securities for such Piggyback Underwritten Offering, then Company Securities, Other Securities and Registrable Securities shall be included in the Piggyback Underwritten Offering, up to the Maximum Number of Securities (as set forth in such written advice from the Managing Underwriter), in the following priority:

(i) If the Piggyback Underwritten Offering is initiated for the account of the Company:
(1) first, all of the Company Securities proposed to be included therein;
(2) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (1), the Registrable Securities requested to be included by the Piggybacking Holders and any Other Securities requested to be included by Persons having rights of registration on parity with the Piggybacking Holders with respect to such offering, pro rata among the Piggybacking Holders and such other Persons based on the number of shares of Class A Common Stock (or other equity securities of the same class as the Registrable Securities) each requested to be included; and
(3) third, any Other Securities requested to be included by Persons having rights of registration that are subordinate to the rights of the Piggybacking Holders with respect to such offering.
(ii) If the Piggyback Underwritten Offering is initiated for the account of any other Persons who have or have been granted registration rights:
(1) first, all of the Other Securities requested to be included therein by such Persons;
(2) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (1), the Registrable Securities requested to be included by the Piggybacking Holders and any Other Securities requested to be included by Persons (other than those for the account of which the Piggyback Underwritten Offering is initiated) having rights of registration on parity with the Piggybacking Holders with respect to such offering, pro rata among the Piggybacking Holders and such other Persons based on the number of shares of Class A Common Stock (or other equity securities of the same class as the Registrable Securities) each requested to be included; and
(3) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (1) and (2), any Company Securities proposed to be included and any Other Securities requested to be included by Persons (other than those for the account of which the Piggyback Underwritten Offering is initiated) having rights of registration that are subordinate to the rights of the Piggybacking Holders with respect to such offering, allocated, as applicable, in accordance with the order of priority established in the agreement or agreements granting the registration rights with respect to any such Other Securities.
(d) The Company or the other Persons for the account of which the Piggyback Underwritten Offering is initiated, as applicable, shall select the underwriters in any Piggyback Underwritten Offering and shall determine the pricing of the shares of Class A Common Stock (or other securities of the same class as Registrable Securities) offered pursuant to any Piggyback Underwritten Offering, the applicable underwriting discounts and commissions and the timing of any such Piggyback Underwritten Offering.
Section 2.05 Participation in Underwritten Offerings.
(a) In connection with any Underwritten Offering contemplated by Section 2.02 or Section 2.04, the underwriting agreement into which each Selling Holder and the Company shall enter into shall contain such representations, covenants, indemnities (subject to Article III) and other rights and obligations as are customary in Underwritten Offerings of securities by the Company. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.
(b) In connection with any Piggyback Underwritten Offering in which any Holder has the right to include Registrable Securities pursuant to Section 2.04, such Holder agrees (A) to supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering and (B) to execute and deliver any agreements and instruments being executed by all holders on substantially the same terms reasonably requested by the Company or the Managing Underwriter, as applicable, to effectuate such registered offering, including, without limitation, underwriting agreements (subject to Section 2.05(a)), custody agreements, lock-ups, “hold back” agreements pursuant to which such Holder agrees not to sell or purchase any securities of the Company for the same period of time following the registered offering as is agreed to by the Company and the other participating holders, powers of attorney and questionnaires.
(c) If the Company or Managing Underwriter, as applicable, requests that the Holders take any of the actions referred to in clause (B) of Section 2.05(b), the Holders shall take such action promptly but in any event within three Business Days following the date of such request.
Section 2.06 Registration Procedures.
(a) In connection with its obligations under this Article II, the Company will:
(i) promptly prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;
(ii) furnish to each Selling Holder such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including without limitation all exhibits), such number of copies of the prospectus contained in such Registration Statement (including without limitation each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;
(iii) if applicable, use commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iii) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;
(iv) in connection with an Underwritten Offering, use all commercially reasonable efforts to provide to each Selling Holder a copy of any auditor “comfort” letters and customary legal opinions, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering;
(v) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
(vi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of

Section 11(a) of the Securities Act, and shall furnish to each such seller at least the Business Day prior to the filing thereof a copy of any amendment or supplement to such Registration Statement or prospectus;
(vii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;
(viii) cause all Registrable Securities covered by such Registration Statement to be listed on any securities exchange on which the Class A Common Stock is then listed; and
(ix) enter into such customary agreements and take such other actions as the Holder or Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.
(b) Each Holder agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.06(a)(v), such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.06(a)(v) as filed with the Commission or until it is advised in writing by the Company that the use of such Registration Statement may be resumed, and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.06(b).
Section 2.07 Cooperation by Holders.   The Company shall have no obligation to include Registrable Securities of a Holder in any Registration Statement or Underwritten Offering if such Holder has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for any registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
Section 2.08 Restrictions on Public Sale by Holders.   Each Holder agrees not to effect any public sale or distribution of Registrable Securities for a period of up to 90 days following completion of an Underwritten Offering of equity securities by the Company; provided that (a) the Company gives written notice to such Holder of the date of the commencement and termination of such period with respect to any such Underwritten Offering and (b) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters of such public sale or distribution on the Company or on the officers or directors or any other shareholder of the Company on whom a restriction is imposed; provided further, that this Section 2.08 shall not apply to any Holder that, (i) together with such Holder’s Affiliates, holds less than 5% of the Company’s outstanding Class A Common Stock or (ii) has delivered (and not revoked) an Opt-Out Notice to the Company.
Section 2.09 Expenses.   The Company shall be responsible for all Registration Expenses incident to its performance of or compliance with its obligations under this Article II. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.
Section 2.10 Other Registration Rights.   From and after the date hereof, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any Underwritten Offering Filing on a basis other than pari passu with, or expressly subordinate to, the piggyback rights of the Holders hereunder; provided, that in no event shall the Company enter into any agreement that would permit another holder of securities of the Company to participate on a pari passu basis (in terms of priority of cut-back based on advice of underwriters) with the Holders in a Shelf Underwritten Offering.

ARTICLE III.
INDEMNIFICATION AND CONTRIBUTION
Section 3.01 Indemnification by the Company.   The Company will indemnify and hold harmless each Selling Holder, its officers and directors and each Person (if any) that controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys’ fees) (“Losses”) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statement is made), provided, however, that such indemnity shall not apply to that portion of such Losses caused by, or arising out of, any untrue statement, or alleged untrue statement or any such omission or alleged omission, to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder expressly for use therein.
Section 3.02 Indemnification by the Holders.   Each Holder agrees to indemnify and hold harmless the Company, its officers and directors and each Person (if any) that controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statement is made), only to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.
Section 3.03 Indemnification Procedures.   In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 3.01 or Section 3.02, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent any Indemnified Party or Parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other Indemnified Parties or to the extent representation of all Indemnified Parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the

Indemnifying Party shall be liable for any expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.
Section 3.04 Contribution.
(a) If the indemnification provided for in this Article III is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and an Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(b) The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Article III were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 3.04(a). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 3.04(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article III, no Holder shall be liable for indemnification or contribution pursuant to this Article III for any amount in excess of the net proceeds of the offering received by such Holder, less the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
ARTICLE IV.
RULE 144
With a view to making available the benefits of certain rules and regulations of the Commission that may permit the resale of the Registrable Securities without registration, the Company agrees to use its commercially reasonable efforts to:
(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect), at all times from and after the date hereof;
(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and
(c) so long as a Holder owns any Registrable Securities, furnish (i) to the extent accurate, forthwith upon request, a written statement of the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect) and (ii) unless otherwise available via the Commission’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

ARTICLE V.
RESTRICTIONS ON TRANSFER; LEGENDS; TRANSFER OF RIGHTS
Section 5.01 Restrictions on Transfer.
(a) Each Former USWS Owner agrees that, prior to the Lock-Up Expiration Date, it will not directly or indirectly Transfer all or any part of, as applicable to such Former USWS Owner, (i) its Blocker Merger Class A Shares or (ii) its Company Merger Units and Company Merger Class B Shares or the Exchange Class A Shares issued or issuable upon the exchange of its Company Merger Units and Company Merger Class B Shares, or any right or economic interest pertaining thereto, including the right to vote or consent on any matter or to receive or have any economic interest in the Company or USWS pursuant thereto (the foregoing restrictions are hereinafter referred to as the “Lock-Up Restrictions”).
(b) Notwithstanding the foregoing, the Lock-Up Restrictions shall not apply to:
(i) any Transfer to a Permitted Transferee;
(ii) any exchange of Company Merger Units and Company Merger Class B Shares for Exchange Class A Shares pursuant to the terms of the LLC Agreement;
(iii) any Transfer pursuant to any merger, consolidation or other business combination of the Company;
(iv) any Transfer of Registrable Securities effected on or after the day that is 180 days after the date of this Agreement pursuant to an Underwritten Offering, provided, however, that the aggregate number of Registrable Securities transferred by each Holder that is a Former USWS Owner or its Permitted Transferees pursuant to this clause (iv) shall not exceed 50% of the number of Registrable Securities held by such Holder on the date of this Agreement; or
(v) any Transfer made with the prior approval of the board of directors of the Company (including at least one director who was initially designated by the Initial Investors to be a director of the Company upon the Closing) (subject to the terms of the Crestview Subscription Agreement), which approval may constitute approval of a specific Transfer or a more general full or partial waiver of the Lock-Up Restrictions.
Section 5.02 Share Legend.   Until the Lock-Up Expiration Date, each certificate or book-entry notation representing Blocker Merger Class A Shares, Company Merger Units, Company Merger Class B Shares or Exchange Class A Shares shall bear a legend in substantially the following form (in addition to any legend related to restrictions on Transfer under applicable securities laws and, in the case of Company Merger Units and Company Merger Class B shares, as required by the LLC Agreement or the Company’s certificate of incorporation, as applicable):
THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO AN AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF [•], 2018 BY AND AMONG U.S. WELL SERVICES, INC. AND THE HOLDERS PARTY THERETO.
Section 5.03 Transfer of Rights.   The rights to registration and other rights under this Agreement may be assigned to a Transferee of Registrable Securities if  (a) such Transferee is a Permitted Transferee or (b) such Transferee is acquiring at least the Minimum Number of Registrable Securities and such Transferee has delivered to the Company a duly executed Adoption Agreement.
ARTICLE VI.
MISCELLANEOUS
Section 6.01 Termination.   This Agreement shall terminate, and the parties shall have no further rights or obligations hereunder on (a) the fifth anniversary of the date hereof or (b) as to any Holder, on such earlier date on which both (i) such Holder, together with such Holder’s Affiliates, owns less than 2,000,000 Registrable Securities and (ii) all Registrable Securities owned by such Holder and such Holder’s Affiliates may be sold without volume or manner of sale restrictions pursuant to Rule 144 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect).

Section 6.02 Notices.   Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by hand delivery or email. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed, in the case of notices delivered by courier service or hand delivery, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) and in the case of email, when sent. Any notice or communication under this Agreement must be addressed:
(i)
if to the Company:

U.S. Well Services, Inc.
770 South Post Oak Lane, Suite 405
Houston, Texas 77056
Attn: Joel Broussard
Email: joelb@uswellservices.com
with a copy (which shall not constitute notice) to:
Winston & Strawn LLP
355 S Grand Ave, 33rd Floor
Los Angeles, CA 90071
Attn: Justin E. Rawlins
Email: jrawlins@winston.com
(ii)   if to any Holder, at such Holder’s address as set forth on the signature pages hereto or in its Adoption Agreement, as applicable.
Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective upon receipt of such notice as provided in this Section 6.01.
Section 6.03 Binding Effect; Assignment; No Third-Party Beneficiaries.   This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and each Holder and its successors and assigns. Except as provided in Section 5.03, neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by any Holder without the prior written consent of the Company. This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in Article III.
Section 6.04 Entire Agreement.   This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.
Section 6.05 Adjustments Affecting Registrable Securities.   The provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution for the Registrable Securities, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise in such a manner and with such appropriate adjustments as to reflect the intent and meaning of the provisions hereof and so that the rights, privileges, duties and obligations hereunder shall continue with respect to the capital stock of the Company as so changed.
Section 6.06 Counterparts.   This Agreement may be executed in multiple counterparts (including electronic .pdf counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.
Section 6.07 Governing Law.   NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

Section 6.08 Venue and Jurisdiction; Waiver of Jury Trial.
(a) Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the Transactions shall be brought and determined by courts of the State of New York located in the Borough of Manhattan, City of New York and the federal courts of the United States of America located in the State of New York, Southern District, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement.
(b) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND WITH RESPECT TO ANY COUNTERCLAIM RELATED THERETO.
Section 6.09 Amendments and Modifications; Waiver.   This Agreement may be amended or modified only by a written instrument duly executed by the Company and the Majority Holders; provided, however, that notwithstanding the foregoing, any such amendment or modification that adversely affects any Holder in a manner that is materially different from any other Holder shall require the consent of each Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
COMPANY:

U.S. WELL SERVICES, INC.
By:

Name:
Title:
Address for Notice:
[Signature Page to Amended and Restated Registration Rights Agreement]

HOLDERS:
MATLIN & PARTNERS ACQUISITION
   SPONSOR LLC
By:

Name: David J. Matlin
Title:    Director
Address for Notice:
Matlin & Partners Acquisition Sponsor LLC
c/o MatlinPatterson Global Advisers LLC
520 Madison Avenue
35th Floor
New York, New York 10022
Attention: Robert H. Weiss
Email: weiss@matlinpatterson.com
[Signature Page to Registration Rights Agreement]

CANTOR FITZGERALD & CO.
By:

Name:
Title:
Address for Notice:
Cantor Fitzgerald & Co.
499 Park Avenue
New York, New York 10022
Attention: Sage Kelly, Head of Investment
   Banking
Email: sage.kelly@cantor.com
Facsimilie: (212)-829-4708
with a copy to (which shall not constitute notice hereunder):
Cantor Fitzgerald & Co.
499 Park Avenue
New York, New York 10022
Attn: Stephen Merkel, General Counsel
Email: Stephen.merkel@cantor.com
Facsimilie: (212)-829-4708
[Signature Page to Amended and Restated Registration Rights Agreement]

CRESTVIEW III USWS, L.P.
By:

Name: Ross A. Oliver
Title:    General Counsel
Address for Notice:
Crestview Advisors, L.L.C.
667 Madison Avenue
10th Floor
New York, New York 10065
Email: aklein@crestview.com;
   roliver@crestview.com
with a copy (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, Texas 77002
Attention: E. Ramey Layne, James M. Garrett
Email: rlayne@velaw.com;
   jgarrett@velaw.com
CRESTVIEW III USWS TE, LLC
By:

Name: Ross A. Oliver
Title:    General Counsel
Address for Notice:
Crestview Advisors, L.L.C.
667 Madison Avenue
10th Floor
New York, New York 10065
Email: aklein@crestview.com;    roliver@crestview.com
with a copy (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, Texas 77002
Attention: E. Ramey Layne, James M. Garrett
Email: rlayne@velaw.com;
   jgarrett@velaw.com
[Signature Page to Amended and Restated Registration Rights Agreement]

EXHIBIT A
ADOPTION AGREEMENT
This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned transferee (“Transferee”) pursuant to the terms of the Amended and Restated Registration Rights Agreement, dated as of  [•], 2018, between U.S. Well Services, Inc. (formerly Matlin & Partners Acquisition Corporation) (the “Company”) and the Holders party thereto (as amended from time to time, the “Registration Rights Agreement”). Capitalized terms used and not otherwise defined in this Adoption Agreement have the meanings given to them in the Registration Rights Agreement.
By the execution of this Adoption Agreement, Transferee agrees as follows:
1. Acknowledgement.   Transferee acknowledges that Transferee is acquiring the securities indicated under Transferee’s signature below (the “Acquired Securities”) subject to the terms and conditions set forth in the Registration Rights Agreement.
2. Agreement.   Transferee (a) agrees that the Acquired Securities shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof, and (b) hereby adopts the Registration Rights Agreement with the same force and effect as Transferee were originally a party thereto.
3. Joinder.   The spouse of Transferee, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the Acquired Securities to the terms of the Registration Rights Agreement.
Signature:

Address for Notice:

Attention:
Email:
Acquired Securities:
Type (check applicable box):	Number:
☐ Initial Investor Class A Shares	___________
☐ Initial Investor Private Placement
Warrants	___________
☐ Shares of Class A Common Stock issued on exercise of Initial Investor Private Placement Warrants	___________
☐ Blocker Merger Class A Shares	___________
☐ Company Merger Units and
Company Merger Class B Shares	___________
☐ Exchange Class A Shares	___________
☐ Crestview Class A Shares	___________
☐ Crestview Private Placement
Warrants	___________
☐ Shares of Class A Common Stock issued on exercise of Crestview
Private Placement Warrants	___________
[Signature Page to Amended and Restated Registration Rights Agreement]

Annex F
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
USWS HOLDINGS LLC
DATED AS OF [•], 2018
THE LIMITED LIABILITY COMPANY INTERESTS IN USWS HOLDINGS LLC HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE, OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH INTERESTS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE SECURITIES LAWS OF ANY STATE AND ANY OTHER APPLICABLE SECURITIES LAWS; (II) THE TERMS AND CONDITIONS OF THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT; AND (III) ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BETWEEN THE MANAGER AND THE APPLICABLE MEMBER. THEREFORE, PURCHASERS AND OTHER TRANSFEREES OF SUCH LIMITED LIABILITY COMPANY INTERESTS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT OR ACQUISITION FOR AN INDEFINITE PERIOD OF TIME.

F-i

F-ii

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
USWS HOLDINGS LLC
This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as amended, supplemented or restated from time to time, this “Agreement”) of USWS Holdings LLC, a Delaware limited liability company (the “Company”), is made and entered into as of  [•], 2018, by and among the Company, U.S. Well Services, Inc., a Delaware corporation formerly known as Matlin & Partners Acquisition Corporation (“PubCo”), in its capacity as the initial Manager, and each Person who is or at any time becomes a Member in accordance with the terms of this Agreement and the Act. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in Section 1.1.
RECITALS
WHEREAS, the Company was formed under the laws of the State of Delaware upon the filing with the Secretary of State of the State of Delaware of a certificate of formation (as amended from time to time, the “Certificate of Formation”) on December 29, 2016;
WHEREAS, prior to the Effective Time, the operation and management of the Company is governed by the Limited Liability Company Agreement of USWS Holdings LLC dated as of February 2, 2017, as amended by the Amendment to the Limited Liability Company Agreement of USWS Holdings LLC dated as of July 13, 2018 (as so amended, the “Existing LLC Agreement”);
WHEREAS, PubCo, MPAC Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of PubCo (“Merger Sub”), the Company, the Blocker Companies and, solely for purposes described therein, the Seller Representative, entered into that certain Merger and Contribution Agreement dated as of July 13, 2018 (as amended prior to the Effective Time, the “Merger and Contribution Agreement”);
WHEREAS, pursuant to the Merger and Contribution Agreement and in connection with the Closing (as defined in the Merger and Contribution Agreement), on the date of this Agreement:
(a) each of the Blocker Companies was merged with and into PubCo pursuant to the Blocker Merger, and, at the Blocker Merger Effective Time: (i) the separate existence of each of the Blocker Companies ceased; (ii) PubCo continued as the surviving corporation of the Blocker Merger; (iii) PubCo became the owner of the Old Units owned by each of the Blocker Companies immediately prior to the Blocker Merger Effective Time (such Old Units, the “PubCo Acquired Old Units”); and (iv) the Equity Securities of the Blocker Companies issued and outstanding immediately prior to the Blocker Merger Effective Time were converted into the right to receive, and PubCo issued to the owners of such Equity Interests, an aggregate of  [•] shares of Class A Stock;
(b) immediately following the Blocker Merger Effective Time, PubCo contributed to Merger Sub, as a capital contribution in respect of the limited liability company interests in Merger Sub held by PubCo (the “Merger Sub Interests”): (i) cash in the amount of  [•]; (ii) [•] shares of Class B Stock; and (iii) [•] shares of Class A Stock (collectively, the “PubCo Contribution”);
(c) immediately following the PubCo Contribution, Merger Sub was merged with and into the Company pursuant to the Company Merger, and, at the Company Merger Effective Time: (i) the separate existence of Merger Sub ceased; (ii) the Company continued as the surviving limited liability company of the Company Merger; (iii) the Merger Sub Interests were converted into the right to receive, and the Company issued to PubCo, (A) [•] Common Units and (B) the Warrants; (iv) the PubCo Acquired Old Units were converted into an aggregate of  [•] Common Units; (v) the Old Units issued and outstanding and held by the Continuing Members immediately prior to the Company Merger Effective Time (the “Continuing Member Old Units”) were converted into, in the aggregate, (A) [•] Common Units and (B) the right to receive from the Company the shares of Class B Stock contributed to Merger Sub by PubCo in the  PubCo Contribution; and (vi) all Old Units issued and outstanding immediately prior to the Company Merger Effective Time, other than the PubCo Acquired Old Units and the Continuing Member Old Units, were canceled without conversion into Units or payment of any other consideration therefor; and
(d) immediately following the Company Merger Effective Time: (i) the Company delivered to the Continuing Members the shares of Class B Stock contributed to Merger Sub by PubCo in the PubCo Contribution; and (ii) the Company delivered the shares of Class A Stock contributed to Merger Sub by PubCo in the PubCo Contribution to certain Persons in satisfaction of certain obligations owed by the Company or its Subsidiaries to such Persons.
WHEREAS, pursuant to the Merger and Contribution Agreement, the Existing LLC Agreement shall be amended and restated to be in the form of this Agreement effective as of the Company Merger Effective Time, and, accordingly, this Agreement amends, restates and supersedes the Existing LLC Agreement in its entirety as of the Effective Time.
NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows, effective as of the Effective Time:
Article I
DEFINITIONS
Section 1.1. Definitions.    As used in this Agreement and the Schedules and Exhibits attached to this Agreement, the following definitions shall apply:
“A&R Registration Rights Agreement” has the meaning given to such term in the Merger and Contribution Agreement.
“Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq., as amended from time to time (or any corresponding provisions of succeeding law).
“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Entity.
“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account at the end of any Fiscal Year, with the following adjustments:
(a) credit to such Capital Account any amount that such Member is obligated to restore under Treasury Regulations Section 1.704-1(b)(2)(ii)(c), as well as any addition thereto pursuant to the next to last sentences of the Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) after taking into account thereunder any changes during such Fiscal Year in Company Minimum Gain and in the minimum gain attributable to any Member Nonrecourse Debt; and
(b) debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. For these purposes, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided that, for purposes of this Agreement, (i) no Member shall be deemed an Affiliate of the Company or any of its Subsidiaries and (ii) none of the Company or any of its Subsidiaries shall be deemed an Affiliate of any Member.
“Agreement” has the meaning given to such term in the preamble to this Agreement.
“Assumed Tax Liability” means, with respect to any Member as of any Tax Distribution Date, an amount equal to the federal, state and local income taxes (including any applicable estimated taxes) that the Partnership Representative reasonably estimates in good faith would be due from such Member for all taxable periods (or portions thereof) of the Company ending on such Tax Distribution Date, (i) assuming such Member were an individual who earned solely the items of income, gain, deduction, loss, and/or credit allocated to such Member pursuant to Article IV for such taxable periods (or portions thereof), (ii) after taking proper account of loss carryforwards available to individual taxpayers resulting from losses allocated to the Members by the Company, to the extent not taken into account in prior taxable periods, and (iii) assuming that such Member is subject to tax at the Assumed Tax Rate. For purposes of determining the Assumed Tax Liability of any Member, (x) adjustments by reason of Section 734(b) of the Code shall be taken into account, (y) adjustments by reason of Section 743(b) of the Code shall be taken into account and (z) any items allocated to the Members pursuant to Section 704(c) of the Code and the Treasury Regulations promulgated thereunder shall not be taken into account.
“Assumed Tax Rate” means, for any taxable period, the highest marginal effective rate of federal, state and local income tax applicable to an individual resident in New York City (or, if higher, a corporation doing business in New York City) for such taxable period, determined by applying the rates applicable to ordinary income (in cases where taxes are being determined on ordinary income allocated to a Member) and capital gains (in cases where taxes are being determined on capital gains allocated to a Member), and by assuming that state and local income taxes are not deductible in computing a Member’s liability for federal income tax.
“beneficially own” and “beneficial owner” shall be as defined in Rule 13d-3 of the rules promulgated under the Exchange Act.
“Black-Out Period” means any “black-out” or similar period under PubCo’s policies covering trading in PubCo’s securities to which the applicable Exchanging Member is subject, which period restricts the ability of such Exchanging Member to immediately resell shares of Class A Common Stock to be delivered to such Exchanging Member in connection with an Exchange Notice.
“Blocker Company” has the meaning given to such term in the Merger and Contribution Agreement.
“Blocker Merger” has the meaning given to such term in the Merger and Contribution Agreement.
“Blocker Merger Effective Time” has the meaning given to such term in the Merger and Contribution Agreement.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in Houston, Texas.
“Call Election Notice” has the meaning given to such term in Section 3.7(k).
“Capital Account” means, with respect to any Member, the Capital Account maintained for such Member in accordance with Section 4.1.
“Capital Contributions” means, with respect to any Member, the amount of cash and the initial Gross Asset Value of any property (other than cash) contributed to the Company by such Member. Any reference to the Capital Contributions of a Member will include the Capital Contributions made by a predecessor holder of such Member’s Units to the extent the Capital Contribution was made in respect of Units Transferred to such Member.
“Cash Election” has the meaning given to such term in Section 3.7(d).
“Cash Election Amount” means, with respect to a particular Exchange, an amount of cash equal to the value of the shares of Class A Stock that would be received in such Exchange as of the date of receipt by the Company of the Exchange Notice with respect to such Exchange pursuant to Section 3.7 (the “Valuation Date”), decreased by any distributions received by the Exchanging Member with respect to the Common Units that are the subject of the Exchange following the date of receipt by the Company of the Exchange Notice where the record date for such distribution was after the date of receipt of such Exchange Notice. For this purpose, the value of a share of Class A Stock shall equal (i) the volume weighted average price of a share of Class A Stock for the ten trading days ending on the trading day prior to the Valuation Date or (ii) the Fair Market Value of such shares as of the Valuation Date.
“Cash Election Notice” has the meaning given to such term in Section 3.7(d).

“Certificate of Formation” has the meaning given to such term in the recitals of this Agreement.
“Change of Control Exchange Date” has the meaning given to such term in Section 3.7(d).
“Class A Stock” means, as applicable, (i) the Class A Common Stock, par value $0.0001 per share, of PubCo or (ii) following any consolidation, merger, reclassification or other similar event involving PubCo, any shares or other securities of PubCo or any other Person or cash or other property that becomes payable in consideration for the Class A Stock or into which the Class A Stock is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.
“Class B Stock” means, as applicable, (i) the Class B Common Stock, par value $0.0001 per share, of PubCo or (ii) following any consolidation, merger, reclassification or other similar event involving PubCo, any shares or other securities of PubCo or any other Person or cash or other property that becomes payable in consideration for the Class B Stock or into which the Class B Stock is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.
“Code” means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).
“Commission” means the U.S. Securities and Exchange Commission.
“Common Unit” means a Unit having the rights and obligations specified with respect to the Common Units in this Agreement.
“Company” has the meaning given to such term in the preamble to this Agreement.
“Company Indemnitees” has the meaning given to such term in Section 6.4.
“Company Merger” has the meaning given to such term in the Merger and Contribution Agreement.
“Company Merger Effective Time” has the meaning given to such term in the Merger and Contribution Agreement.
“Company Minimum Gain” has the meaning of  “partnership minimum gain” set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d). It is further understood that Company Minimum Gain shall be determined in a manner consistent with the rules of Treasury Regulations Section 1.704-2(b)(2), including the requirement that if the adjusted Gross Asset Value of property subject to one or more Nonrecourse Liabilities differs from its adjusted tax basis, Company Minimum Gain shall be determined with reference to such Gross Asset Value.
“Continuing Member” means each Member, other than PubCo, party to this Agreement at the Effective Time.
“Continuing Member Old Units” has the meaning given to such term in the recitals of this Agreement.
“Contract” means any written agreement, contract, lease, sublease, license, sublicense, obligation, promise or undertaking.
“control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by Contract, credit arrangement or otherwise.
“Credit Agreement” [To Come once new credit agreement is put in place].
“Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that with respect to any property the Gross Asset Value of which differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation with respect to such asset shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Partnership Representative.
“Direct Exchange Right” has the meaning given to such term in Section 3.7(j).
“DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time (or any corresponding provisions of succeeding law).
“Effective Time” means the Company Merger Effective Time.
“Effective Time Capital Account Balance” means, with respect to any Member, the positive Capital Account balance of such Member as of the Effective Time, the amount or deemed value of which is set forth on Exhibit A.
“Effective Time Transactions” has the meaning given to such term in Section 3.4(a).
“Eligible PubCo Offer Securities” has the meaning given to such term in Section 3.7(l)).
“Equity Plan” means any stock or equity purchase plan, restricted stock or equity plan or other similar equity compensation plan now or hereafter adopted by PubCo or any of its Subsidiaries.
“Equity Securities” means (a) with respect to a partnership, limited liability company or similar Person, any and all units, interests, rights to purchase, warrants, options or other equivalents of, or other ownership interests in, any such Person as well as debt or equity instruments convertible, exchangeable or exercisable into any such units, interests, rights or other ownership interests and (b) with respect to a corporation, any and all shares, interests, participation or other equivalents (however designated) of corporate stock, including all common stock and preferred stock, or warrants, options or other rights to acquire any of the foregoing, including any debt instrument convertible or exchangeable into any of the foregoing.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.
“Exchange” has the meaning given to such term in Section 3.7(a).
“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as the same may be amended from time to time (or any corresponding provisions of succeeding law).
“Exchange Date” has the meaning given to such term in Section 3.7(f).
“Exchange Notice” has the meaning given to such term in Section 3.7(c).
“Exchange Right” has the meaning given to such term in Section 3.7(a).
“Exchanging Member” has the meaning given to such term in Section 3.7(c).
“Existing LLC Agreement” has the meaning given to such term in the recitals of this Agreement.
“Fair Market Value” means the fair market value of any property based on the amount the Company would receive in an all cash sale of such property in an arm’s-length transaction with an unaffiliated third party, with neither party having compulsion to buy or sell, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of Fair Market Value, as such amount is determined by the Manager (or if pursuant to Article X, the Winding-Up Person) in its good faith judgment using information and data it deems to be pertinent.
“Fiscal Year” means the fiscal year of the Company, which shall end on December 31 of each calendar year unless, for federal income tax purposes, another taxable year is required. The Company shall have the same fiscal year for federal income tax purposes and for accounting purposes.
“GAAP” means generally acceptable accounting principles at the time.
“Good Faith” means a Person having acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to a criminal proceeding, having had no reasonable cause to believe such Person’s conduct was unlawful.

“Governmental Entity” means any federal, national, supranational, state, provincial, local, foreign or other government, governmental, stock exchange, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:
(a) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross Fair Market Value of such asset as of the date of such contribution;
(b) the Gross Asset Values of all Company assets shall be adjusted to equal their respective gross Fair Market Values as of the following times: (i) the acquisition of an interest (or additional interest) in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution to the Company or in exchange for the performance of more than a de minimis amount of services to or for the benefit of the Company; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for an interest in the Company; (iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g)(1); (iv) the acquisition of an interest in the Company by any new or existing Member upon the exercise of a noncompensatory option in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(s); or (v) any other event to the extent determined by the Partnership Representative to be permitted and necessary to properly reflect Gross Asset Values in accordance with the standards set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(q); provided, however, that adjustments pursuant to clauses (i), (ii) and (iv) above shall be made only if the Partnership Representative reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company. If any noncompensatory options are outstanding upon the occurrence of an event described in this paragraph (b)(i) through (b)(v), the Company shall adjust the Gross Asset Values of its properties in accordance with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2);
(c) the Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross Fair Market Value of such asset on the date of such distribution;
(d) the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and subsection (f) in the definition of “Profits” or “Losses” below or Section 4.3(g); provided , however, that the Gross Asset Value of a Company asset shall not be adjusted pursuant to this subsection to the extent the Partnership Representative determines that an adjustment pursuant to subsection (b) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d); and
(e) if the Gross Asset Value of a Company asset has been determined or adjusted pursuant to subsections (a), (b) or (d) of this definition of Gross Asset Value, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits, Losses and other items allocated pursuant to Article IV.
“Imputed Underpayment Amount” has the meaning given to such term in Section 9.5(b).
“Indebtedness” means (a) all indebtedness for borrowed money (including capitalized lease obligations, sale-leaseback transactions or other similar transactions, however evidenced), (b) any other indebtedness that is evidenced by a note, bond, debenture, draft or similar instrument, (c) notes payable and (d) lines of credit and any other agreements relating to the borrowing of money or extension of credit.
“Interest” means the entire interest of a Member in the Company, including the Units and all of such Member’s rights, powers and privileges under this Agreement and the Act.
“Joinder” means a joinder to this Agreement substantially in the form of Exhibit B to this Agreement.
“Law” means any federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code or order of any Governmental Entity.

“Legal Action” has the meaning given to such term in Section 11.7.
“Liability” means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.
“Liquidating Events” has the meaning given to such term in Section 10.1.
“Loss” means any and all losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including reasonable attorneys’ fees and expenses, but excluding any allocation of corporate overhead, internal legal department costs and other internal costs and expenses).
“Majority Members” means the members (which may include PubCo) holding not less than a majority of the Units then outstanding; provided, that if as of any date of determination, a majority of the Units are held by PubCo or any Affiliate controlled by PubCo, then “Majority Members” shall mean PubCo together with the Members holding at least a majority of the Units (excluding Units held by PubCo or its controlled Affiliates) then outstanding.
“Manager” has the meaning given to such term in Section 6.1(a).
“Material Subsidiary” means any direct or indirect subsidiary of the Company that, as of the date of determination, represents more than (a) 50% of the consolidated tangible net assets of the Company or (b) 50% of the consolidated net income of the Company, before interest, taxes, depreciation and amortization (calculated in a manner substantially consistent with the similar definition under the Credit Agreement).
“Member” means any Person that executes this Agreement as a Member, and any other Person admitted to the Company as an additional or substituted Member, that has not made a disposition of such Person’s entire Interest.
“Member Minimum Gain” has the meaning ascribed to “partner nonrecourse debt minimum gain” set forth in Treasury Regulations Section 1.704-2(i).
“Member Nonrecourse Debt” has the meaning of  “partner nonrecourse debt” set forth in Treasury Regulations Section 1.704-2(b)(4).
“Member Nonrecourse Deductions” has the meaning of  “partner nonrecourse deductions” set forth in Treasury Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2).
“Merger and Contribution Agreement” has the meaning given to such term in the recitals of this Agreement.
“Merger Sub” has the meaning given to such term in the recitals of this Agreement.
“Merger Sub Interests” has the meaning given to such term in the recitals of this Agreement.
“National Securities Exchange” means an exchange registered with the Commission under the Exchange Act.
“Nonrecourse Deductions” has the meaning given to such term in Treasury Regulations Section 1.704-2(b).
“Nonrecourse Liability” has the meaning given to such term in Treasury Regulations Section 1.704-2(b)(3).
“Officer” means each Person designated as an officer of the Company pursuant to and in accordance with the provisions of Section 6.2, subject to any resolution of the Manager appointing such Person as an officer or relating to such appointment.
“Old Units” means Units, as such term is defined in the Existing LLC Agreement.
“Partnership Representative” means the “partnership representative” as defined in Code Section 6223(a) and as appointed in Section 9.4.

“Permitted Transferee” means, with respect to any Member, (a) any Affiliate of such Member; (b) any successor entity of such Member; (c) by any Continuing Member to the holders of equity interests in such Continuing Member in connection with the dissolution of such Continuing Member; (d) a trust established by or for the benefit of a Member of which only such Member and his or her immediate family members are beneficiaries; (e) any Person established for the benefit of, and beneficially owned solely by, an entity Member or the sole individual direct or indirect owner of an entity Member; and (f) upon an individual Member’s death, an executor, administrator or beneficiary of the estate of the deceased Member.
“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.
“Plan Asset Regulations” means the regulations issued by the U.S. Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the Code of Federal Regulations, or any successor regulations as the same may be amended from time to time.
“President and Chief Executive Officer” has the meaning given to such term in Section 6.2(b).
“Prime Rate” means, on any date of determination, a rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.
“Proceeding” has the meaning given to such term in Section 6.4.
“Profits” or “Losses” means, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):
(f) any income or gain of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;
(g) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;
(h) in the event the Gross Asset Value of any Company asset is adjusted pursuant to subsection (b) or (c) or the definition of Gross Asset Value above, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the Company asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the Company asset) from the disposition of such asset and shall, except to the extent allocated pursuant to Section 4.3, be taken into account for purposes of computing Profits or Losses;
(i) gain or loss resulting from any disposition of Company assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed with reference to the Gross Asset Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its Gross Asset Value;
(j) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation;
(k) to the extent an adjustment to the adjusted tax basis of any asset pursuant to Code Section 734(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Account balances as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or an item of loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and
(l) any items of income, gain, loss or deduction which are specifically allocated pursuant to the provisions of Section 4.3 shall not be taken into account in computing Profits or Losses for such Fiscal Year, but such items available to be specially allocated pursuant to Section 4.3 will be determined by applying rules analogous to those set forth in subparagraphs (a) through (f) above.

“Property” means all real and personal property owned by the Company from time to time, including both tangible and intangible property.
“PubCo” has the meaning given to such term in the preamble to this Agreement.
“PubCo Acquired Old Units” has the meaning given to such term in the recitals of this Agreement.
“PubCo Change in Control” shall be deemed to have occurred if or upon:
(m) both the stockholders of PubCo and the board of directors of PubCo approve, in accordance with PubCo’s certificate of incorporation and applicable Law, the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of PubCo’s assets (determined on a consolidated basis), including the Equity Interests in the Company, to any Person or group (as such term is defined in Section 13(d)(3) of the Exchange Act), other than to any directly or indirectly wholly owned Subsidiary of PubCo, and such sale, lease or transfer is consummated;
(n) both the stockholders of PubCo and the board of directors of PubCo approve, in accordance with PubCo’s certificate of incorporation and applicable Law, a merger or consolidation of PubCo with any other Person, other than a merger or consolidation which would result in the voting Equity Securities of PubCo outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting Equity Securities of the surviving entity) in excess of 50% of the total voting power represented by the voting Equity Securities of PubCo or such surviving entity outstanding immediately after such merger or consolidation, and such merger or consolidation is consummated; or
(o) the acquisition, directly or indirectly, by any Person or group (as such term is defined in Section 13(d)(3) of the Exchange Act) (other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of PubCo, or (b) a corporation or other entity owned, directly or indirectly, by all of the stockholders of PubCo in substantially the same proportions as their ownership of stock of PubCo) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) in excess of 50% of the aggregate voting power of the voting Equity Securities of PubCo; provided, that the board of directors of PubCo recommends or otherwise approves or determines that such acquisition is in the best interest of PubCo and its stockholders.
“PubCo Common Stock” means all classes and series of common stock of PubCo, including the Class A Stock and the Class B Stock.
“PubCo Contribution” has the meaning given to such term in the recitals of this Agreement.
“PubCo Offer” has the meaning given to such term in Section 3.7(l)).
“PubCo Warrants” means the Warrants, as such term is defined in the PubCo Warrant Agreement.
“PubCo Warrant Agreement” means the Warrant Agreement dated as of March 9, 2017 by and between PubCo and Continental Stock Transfer & Trust Company, as warrant agent.
“PubCo Warrant Price” means the Warrant Price, as such term in defined in the PubCo Warrant Agreement.
“Reclassification Event” means any of the following: (i) any reclassification or recapitalization of PubCo Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination or any transaction subject to Section 3.5(d)), (ii) any merger, consolidation or other combination involving PubCo, or (iii) any sale, conveyance, lease, or other disposal of all or substantially all the properties and assets of PubCo to any other Person, in each of clauses (i), (ii) or (iii), as a result of which holders of PubCo Common Stock shall be entitled to receive cash, securities or other property for their shares of PubCo Common Stock.
“Regulatory Allocations” is defined in Section 4.3(h).
“Retraction Notice” has the meaning given to such term in Section 3.7(d).
“Revocation Notice” is defined in Section 3.7(k).

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as the same may be amended from time to time (or any corresponding provisions of succeeding law).
“Subsidiary” means, with respect to any specified Person, any other Person with respect to which such specified Person (a) has, directly or indirectly, the power, through the ownership of securities or otherwise, to elect a majority of directors or similar managing body or (b) beneficially owns, directly or indirectly, a majority of such Person’s Equity Securities.
“Tax Advance” is defined in Section 5.2(b).
“Tax Advance Eligible Member” means any Member (other than PubCo) that the Partnership Representative reasonably determines is not subject to Section 402 of the Sarbanes-Oxley Act of 2002.
“Tax Distribution Date” means any date that is two Business Days prior to the date on which estimated federal income tax payments are required to be made by calendar year corporate taxpayers and the due date for federal income tax returns of corporate calendar year taxpayers (without regard to extensions).
“Transfer” means, as a noun, any voluntary or involuntary, direct or indirect (whether through a change of control of the Transferor or any Person that controls the Transferor, the issuance or transfer of Equity Securities of the Transferor, by operation of Law or otherwise), transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily, directly or indirectly (whether through a change of control of the Transferor or any Person that controls the Transferor, the issuance or transfer of Equity Securities of the Transferor or any Person that controls the Transferor, by operation of Law or otherwise), to transfer, sell, pledge or hypothecate or otherwise dispose of. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.
“Transfer Agent” has the meaning given to such term in Section 3.7(c).
“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of the Treasury.
“Underwritten Offering” has the meaning given to such term in the A&R Registration Rights Agreement.
“Unit” means a unit representing a fractional part of the Interests of a Member and includes a Common Unit.
“Unit Register” has the meaning given to such term in Section 3.2(d).
“Valuation Date” has the meaning given to such term in the definition of  “Cash Election Amount.”
“Warrant Exercise Price” has the meaning given to such term in Section 3.4(b).
“Warrants” has the meaning given to such term in Section 3.4(a).
“Winding-Up Person” has the meaning given to such term in Section 10.3(a).
“Withholding Payment” has the meaning given to such term in Section 9.5(b).
Section 1.2. Interpretive Provisions.    For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
(a) the terms defined in Section 1.1 have the meanings assigned to them in Section 1.1 and are applicable to the singular as well as the plural forms of such terms;
(b) all accounting terms not otherwise defined herein have the meanings assigned under GAAP;
(c) all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars;
(d) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated;

(e) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”;
(f) “or” is not exclusive;
(g) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; and
(h) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.
Article II
ORGANIZATION OF THE LIMITED LIABILITY COMPANY
Section 2.1. Formation.    The Company has been formed as a limited liability company pursuant to the provisions of the Act by the filing of the Certificate of Formation in accordance with the Act.
Section 2.2. Filings.    The Members shall execute such further documents (including amendments to the Certificate of Formation) and take such further action as is appropriate to comply with the requirements of Law for the formation or operation of a limited liability company in Delaware and in all states and other jurisdictions where the Company may conduct its business.
Section 2.3. Amended and Restated Limited Liability Company Agreement.    The Company, the Manager and the Members hereby execute this Agreement for the purpose of continuing the affairs of the Company and the conduct of its business in accordance with the provisions of the Act. The Company, the Manager and the Members hereby agree that during the term of the Company set forth in Section 2.8, the rights and obligations of the Members and the Manager with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and the Act. On any matter on which this Agreement is silent, the Act shall control. No provision of this Agreement shall be in violation of the Act and, to the extent any provision of this Agreement is in violation of the Act, such provision shall be void and of no effect to the extent of such violation without affecting the validity of the other provisions of this Agreement. Where the Act provides that a provision of the Act shall apply “unless otherwise provided in a limited liability company agreement” or words of similar effect, the provisions of this Agreement shall in each instance control. It is expressly agreed that this Agreement does not provide for contractual appraisal rights pursuant Section 18-210 of the Act.
Section 2.4. Name.    The name of the Company is “USWS Holdings LLC” and all business of the Company shall be conducted in such name or, in the discretion of the Manager, under any other name.
Section 2.5. Registered Office; Registered Agent.    The location of the registered office of the Company in the State of Delaware is 850 New Burton Road, Suite 201, City of Dover, County of Kent, 19904. The registered agent of the Company for service of process at such address is National Corporate Research, Ltd. The Manager may from time to time change the Company’s registered office and registered agent in the State of Delaware.
Section 2.6. Principal Place of Business.    The principal place of business of the Company shall be located in such place as is determined by the Manager from time to time.
Section 2.7. Purpose; Powers.    The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which limited liability companies may be formed under the Act. The Company shall have the power and authority to take any and all actions and engage in any and all activities necessary, appropriate, desirable, advisable, ancillary or incidental to the accomplishment of the foregoing purpose.
Section 2.8. Term.    The term of the Company commenced on the date of filing of the Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware in accordance with the Act and shall continue indefinitely. The Company may be dissolved and its affairs wound up only in accordance with Article X.
Section 2.9. Intent.    It is the intent of the Members that the Company be operated in a manner consistent with its treatment as a partnership for federal and applicable state income tax purposes. It is also the intent of the Members that the Company not be operated or treated as a partnership for purposes of Section 303 of the Federal Bankruptcy Code. None of the Company, the Manager or any Member shall take any action inconsistent with the express intent of the parties hereto as set forth in this Section 2.9.

Article III
MEmbers; units; CAPITAL CONTRIBUTIONS
Section 3.1. Members.    The Continuing Members were previously admitted as Members in accordance with the terms of the Existing LLC Agreement. At the Effective Time, each Continuing Member shall remain a Member having the Interest represented by the Common Units into which the Continuing Member Old Units held by such Continuing Member were converted at the Company Merger Effective Time pursuant to the Company Merger. PubCo was admitted as a Member in accordance with the terms of the Existing LLC Agreement upon its acquisition of the PubCo Acquired Old Units at the Blocker Merger Effective Time. At the Effective Time, PubCo shall (a) remain a Member having the Interest represented by the Common Units into which the PubCo Acquired Old Units and the Merger Sub Interests were converted at the Company Merger Effective Time pursuant to the Company Merger and (b) become and be the initial Manager. At the Effective Time, each Person who was a Member in accordance with the terms of the Existing LLC Agreement and is not a Continuing Member or PubCo shall cease to be Member for all purposes of this Agreement and the Act. Exhibit A sets forth the Members and the number of Common Units held by each of them at the Effective Time.
Section 3.2. Authorized Units; General Provisions With Respect to Units.
(a) Interests in the Company shall be represented by Units, or such other Equity Securities of the Company, in each case as the Manager may establish in its discretion in accordance with the terms and subject to the restrictions hereof. At the Effective Time, the Common Units will constitute the sole class of authorized Units. Subject to the provisions of this Agreement, the Company shall be authorized to issue from time to time such number of Units and such other Equity Securities as the Manager shall determine in accordance with Section 3.5. Each authorized Unit may be issued pursuant to such agreements and in exchange for such Capital Contributions or other consideration as the Manager shall approve, including pursuant to options and warrants. The Company may reissue any Units that have been repurchased or acquired by the Company.
(b) Each outstanding Common Unit shall be identical (except with respect to vesting and as otherwise provided in this Agreement).
(c) Initially, none of the Units will be represented by certificates. If the Manager determines that it is in the interest of the Company to issue certificates representing the Units, certificates will be issued and the Units will be represented by those certificates, and this Agreement shall be amended as necessary or desirable to reflect the issuance of certificated Units for purposes of the Uniform Commercial Code. Nothing contained in this Section 3.2(c) shall be deemed to authorize or permit any Member to Transfer its Units except as otherwise permitted under this Agreement.
(d) The Company shall maintain as part of its books and records a register (the “Unit Register”) with respect to all Units issued by the Company. The Unit Register shall set forth the name of each Member and the number of Units held by each Member. All Transfers of Units validly made in accordance with Article VIII shall be recorded in the Unit Register. The names of the Members and the number of Units held by each Member as they appear in the Unit Register shall be the official record of the Members for all purposes. Absent manifest error in the Unit Register, the Company shall be entitled to rely exclusively on record ownership of Units as shown in the Unit Register for all purposes and shall be entitled to recognize the registered holder of Units as shown in the Unit Register as the holder of record of such Units and the Member with respect to the Interest represented thereby for all purposes; provided, however, that the Company shall treat the record owner of any certificate representing Units as the holder of the Units evidenced thereby unless and until such Units have been Transferred in accordance with this Agreement. At the Effective Time, Exhibit A shall constitute the Unit Register. From and after the Effective Time, subject to the foregoing provisions of this Section 3.2(d), the Company may maintain the Unit Register in such form as the Manager shall determine from time to time, and any changes in the information set forth in the Unit Register shall not require any amendment or other change to Exhibit A.

Section 3.3. Voting Rights.    No Member has any voting right except with respect to those matters specifically reserved for a Member vote under the Act and for matters expressly requiring the vote or approval of Members under this Agreement. Except as otherwise required by the Act, each Unit will entitle the holder thereof to one vote on all matters to be voted on by the Members. Except as otherwise expressly provided in this Agreement, the holders of Units having voting rights will vote together as a single class on all matters to be approved by the Members.
Section 3.4. Transactions at Effective Time; Warrants; Capital Contributions.
(a) Transactions at Effective Time. At the Effective Time and pursuant to the Company Merger: (i) the Continuing Member Old Units were converted into an aggregate of  [•] Common Units, with the Continuing Member Old Units held by each Continuing Member being converted into the number of Common Units set forth for such Continuing Member on Exhibit A; (ii) the Company delivered to each Continuing Member, out of the shares of Class B Stock contributed by PubCo to Merger Sub in the PubCo Contribution, a number of shares of Class B Stock equal to the number of Common Units into which such Continuing Member’s Continuing Member Old Units were converted pursuant to the Company Merger; (iii) the PubCo Acquired Old Units were converted into an aggregate of  [•] Common Units; (iv) all Old Units issued and outstanding immediately prior to the Company Merger Effective Time, other than the PubCo Acquired Old Units and the Continuing Member Old Units, were canceled without conversion into Units or payment of any other consideration therefor; and (v) the Merger Sub Interest were converted into, and the Company shall issue to PubCo, (A) [•] Common Units and (B) [•] warrants to acquire Company Units as described in Section 3.4(b) (the “Warrants”). The Company and the Members agree that each of the foregoing (collectively, the “Effective Time Transactions”) shall be deemed to occur at the Effective Time, and, at the Effective Time, (i) the Common Units set forth each Member on Exhibit A are hereby issued to such Member and (ii) the Warrants are hereby issued to PubCo.
(b) Warrants. Each Warrant shall entitle PubCo to purchase one-half of one Common Unit for an exercise price of  $5.75 per half Common Unit (subject to adjustment as described below, the “Warrant Exercise Price”). Warrants may only be exercised for a whole number of Units. Upon each exercise of PubCo Warrants, an identical number of Warrants shall automatically be exercised, and PubCo shall pay to the Company, as a Capital Contribution, the Warrant Exercise Price for such Warrants upon receipt by PubCo of the PubCo Warrant Price for the PubCo Warrants so exercised. Whenever the number of shares of Class A Stock purchasable upon the exercise of the PubCo Warrants or the PubCo Warrant Price is adjusted pursuant to the terms of the PubCo Warrant Agreement, a corresponding adjustment shall be made to the number of Common Units issuable upon exercise of the Warrants or the Warrant Exercise Price (or both), as applicable. For federal income tax purposes, the Company and the Members intend (i) to treat each Warrant as a “noncompensatory option” within the meaning of Treasury Regulations Sections 1.721-2(f) and 1.761-3(b)(2), and (ii) not to treat any Warrant as exercised and not to treat any Warrant as a partnership interest prior to the exercise of such Warrant pursuant to the PubCo Warrant Agreement in accordance with Treasury Regulations Section 1.761-3(a).
(c) Capital Contributions. At the Effective Time, after giving effect to the Effective Time Transactions, each Member as of the Effective Time shall be deemed to have made Capital Contributions equal to such Member’s Effective Time Capital Account Balance set forth on Exhibit A. Except for PubCo as provided in Section 3.5 and Section 3.7, no Member shall be required to make additional Capital Contributions.
Section 3.5. Issuance of Additional Units or Interests; Exchanges and Repurchases; Recapitalizations.
(a) From and after the Effective Time to the extent required by Section 3.5(b), the Manager may authorize and create, and cause the Company to issue, additional Units or other Equity Securities in the Company (including creating preferred interests or other classes or series of securities having such rights, preferences and privileges as determined by the Manager) solely to the extent they are in the aggregate substantially equivalent to a class of Equity Securities of PubCo; provided that, following the Effective Time, in each case the Company shall not issue Equity Securities in the Company to any Person unless such Person shall have executed a Joinder and all other documents, agreements or instruments deemed necessary or desirable in the discretion of the Manager.
(b) If at any time after the Effective Time PubCo issues a share of its Class A Stock or any other Equity Security of PubCo (other than shares of Class B Stock), (i) the Company shall issue to PubCo one

Common Unit (if PubCo issues a share of Class A Stock), or such other Equity Security of the Company (if PubCo issues Equity Securities other than Class A Stock) corresponding to the Equity Securities issued by PubCo, and with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of PubCo and (ii) the net proceeds received by PubCo with respect to the corresponding share of Class A Stock or other Equity Security, if any, shall be concurrently transferred to the Company; provided, however, that if PubCo issues any shares of Class A Stock in order to purchase or fund the purchase from a Member of a number of Common Units (and shares of Class B Stock) equal to the number of shares of Class A Stock so issued, then the Company shall not issue any new Common Units in connection therewith and PubCo shall not be required to transfer such net proceeds to the Company (it being understood that such net proceeds shall instead be transferred to such Member as consideration for such purchase). Notwithstanding the foregoing, this Section 3.5(b) shall not apply to (i) the issuance and distribution to holders of shares of PubCo Common Stock of rights to purchase Equity Securities of PubCo under a “poison pill” or similar shareholders rights plan (it being understood that upon exchange of Common Units for Class A Stock, such Class A Stock will be issued together with a corresponding right) or (ii) the issuance under the Equity Plans of any warrants, options or other rights to acquire Equity Securities of PubCo or rights or property that may be converted into or settled in Equity Securities of PubCo, but shall in the foregoing cases apply to the issuances of Equity Securities of PubCo in connection with the exercise or settlement of such rights, warrants, options or other rights or property. Except pursuant to Section 3.7, (x) the Company may not issue any additional Units to PubCo or any of its Subsidiaries unless substantially simultaneously PubCo or such Subsidiary issues or sells an equal number of shares of PubCo’s Class A Stock to another Person, and (y) the Company may not issue any other Equity Securities of the Company to PubCo or any of its Subsidiaries unless substantially simultaneously PubCo or such Subsidiary issues or sells, to another Person, an equal number of shares of a new class or series of Equity Securities of PubCo or such Subsidiary with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Company. Notwithstanding anything contained herein to the contrary, the Company shall only be able to issue additional Units or other Equity Interests in the Company to Persons and on the terms and conditions provided for in Section 3.1, Section 3.4, or Section 3.5.
(c) Neither PubCo nor any of its Subsidiaries may redeem, repurchase or otherwise acquire (i) any shares of Class A Stock (including upon forfeiture of any unvested shares of Class A Stock) unless substantially simultaneously the Company redeems, repurchases or otherwise acquires from PubCo an equal number of Common Units for the same price per security or (ii) any other Equity Securities of PubCo unless substantially simultaneously the Company redeems, repurchases or otherwise acquires from PubCo an equal number of Equity Securities of the Company of a corresponding class or series with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of PubCo for the same price per security. Except pursuant to Section 3.7, the Company may not redeem, repurchase or otherwise acquire (A) any Common Units from PubCo or any of its Subsidiaries unless substantially simultaneously PubCo or such Subsidiary redeems, repurchases or otherwise acquires an equal number of shares of Class A Stock for the same price per security from holders thereof, or (B) any other Equity Securities of the Company from PubCo or any of its Subsidiaries unless substantially simultaneously PubCo or such Subsidiary redeems, repurchases or otherwise acquires for the same price per security an equal number of Equity Securities of PubCo of a corresponding class or series with substantially the same rights to dividends and distributions (including distribution upon liquidation) and other economic rights as those of such Equity Securities of PubCo. Notwithstanding the foregoing, to the extent that any consideration payable by PubCo in connection with the redemption or repurchase of any shares of Class A Stock or other Equity Securities of PubCo or any of its Subsidiaries consists (in whole or in part) of shares of Class A Stock or such other Equity Securities (including, for the avoidance of doubt, in connection with the cashless exercise of an option or warrant), then the redemption or repurchase of the corresponding Common Units or other Equity Securities of the Company shall be effectuated in an equivalent manner.
(d) The Company shall not in any manner effect any subdivision (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding Units unless accompanied by an identical subdivision or combination, as applicable, of the outstanding PubCo Common Stock, with corresponding changes made with respect to any other exchangeable or convertible securities. PubCo shall not in any manner effect any subdivision (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding PubCo Common Stock unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Units, with corresponding changes made with respect to any other exchangeable or convertible securities.
Section 3.6. Other Matters.
(a) No Member shall be entitled to demand or receive a return on or of its Capital Contributions or withdraw from the Company, except as expressly provided in this Agreement. Under circumstances requiring a return of any Capital Contributions, no Member has the right to receive property other than cash.
(b) No Member shall receive any interest, salary, compensation, draw or reimbursement with respect to its Capital Contributions or its Capital Account, or for services rendered or expenses incurred on behalf of the Company or otherwise in its capacity as a Member, except as otherwise provided in or contemplated by this Agreement.
(c) The Liability of each Member shall be limited as set forth in the Act and other applicable Law and, except as expressly set forth in this Agreement or required by Law, no Member (or any of its Affiliates) shall be personally liable, whether to the Company, to any of the other Members, to the creditors of the Company, or to any other third party, for any debt or Liability of the Company, whether arising in Contract, tort or otherwise, solely by reason of being a Member of the Company.
(d) Except as otherwise required by the Act, a Member shall not be required to restore a deficit balance in its Capital Account, to lend any funds to the Company or to make any additional contributions or payments to the Company.
(e) The Company shall not be obligated for the repayment of any Capital Contributions of any Member.
Section 3.7. Exchange Right of Members.
(a) Subject to Section 3.7(b) and to PubCo’s rights under Section 3.7(j), each of the Members other than PubCo shall be entitled to exchange with the Company (an “Exchange”), at any time and from time to time, any or all of such Member’s Common Units (together with the transfer and surrender of an equal number of shares of Class B Stock) for an equivalent number (subject to adjustment as provided in Section 3.7(g)) of shares of Class A Stock or, at the Company’s election made in accordance with Section 3.7(d), cash equal to the Cash Election Amount calculated with respect to such Exchange (the “Exchange Right”). Upon the Exchange of all Common Units held by a Member, such Member shall, for the avoidance of doubt, cease to be a Member.
(b) Notwithstanding Section 3.7(a):
(i) no Member may exercise its Exchange Right with respect to any of its Common Units prior to the first anniversary of the date of this Agreement, except that on or after the date that is 180 days after the date of this Agreement, a Continuing Member (or its Permitted Transferee) may exercise its Exchange Right with respect to up to, in the aggregate for such Continuing Member and its Permitted Transferees, 50% of the number of Common Units held by such Continuing Member at the Effective Time solely in connection with an Underwritten Offering of the shares of Class A Stock issuable upon such Exchange; and
(ii) no Member may exercise its Exchange Right with respect to less than 200,000 Common Units more frequently than on a quarterly basis, unless (A) such exercise of the Exchange Right is for all of the Common Units held by such Member or (B) the Manager, in its sole discretion, permits such Member to exercise the Exchange Right for a lesser number of Common Units.
(c) In order to exercise the Exchange Right, a Member (the “Exchanging Member”) shall provide written notice (the “Exchange Notice”) to the Company and PubCo, stating (i) the number of Common Units (together with the transfer and surrender of an equal number of shares of Class B Stock) the

Exchanging Member elects to have the Company redeem, and (ii) if the shares of Class A Stock to be received are to be issued other than in the name of the Exchanging Member, specifying the name(s) of the Person(s) in whose name or on whose order the shares of Class A Stock are to be issued. If the Common Units to be redeemed (or the shares of Class B Stock to be transferred and surrendered) are represented by a certificate or certificates, the Exchanging Member shall also present and surrender the certificate or certificates representing such Common Units and shares of Class B Stock during normal business hours at the principal executive offices of the Company, or if any agent for the registration or transfer of Class A Stock is then duly appointed and acting (the “Transfer Agent”), at the office of the Transfer Agent with respect to such Class A Stock. If required by PubCo, any certificate for Common Units and shares of Class B Stock surrendered in connection with an Exchange shall be accompanied by instruments of transfer, in form reasonably satisfactory to PubCo and the Transfer Agent, duly executed by the Exchanging Member or the Exchanging Member’s duly authorized representative. An Exchange Notice may specify that the Exchange is to be contingent (including as to timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an Underwritten Offering or otherwise) of the shares of Class A Stock for which the Common Units and shares of Class B Stock are redeemable, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which the shares of Class A Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property, provided that the foregoing shall not apply to any Exchange with respect to which the Company has made a valid Cash Election.
(d) Upon receipt of an Exchange Notice, the Company shall be entitled to elect (a “Cash Election”) to settle the Exchange by the delivery to the Exchanging Member, in lieu of the applicable number of shares of Class A Stock that would be received in such Exchange, an amount of cash equal to the Cash Election Amount for such Exchange. In order to make a Cash Election with respect to an Exchange, the Company must provide written notice (the “Cash Election Notice”) of such election to the Exchanging Member prior to 5:00 pm, Houston, Texas time, on the first Business Day after the date on which the Exchange Notice shall have been received by the Company and PubCo. If the Company fails to provide a Cash Election Notice prior to such time, it shall not be entitled to make a Cash Election with respect to such Exchange. The Exchanging Member may retract its Exchange Notice by giving written notice (the “Retraction Notice”) to the Company (with a copy to PubCo) at any time prior to 5:00 pm, Houston, Texas time, on the first Business Day after delivery of the Cash Election Notice. The timely delivery of a Retraction Notice shall terminate the Exchanging Member’s, the Company’s and PubCo’s rights and obligation under this Section 3.7 arising from the retracted Exchange Notice.
(e) Notwithstanding anything to the contrary in Section 3.7(c) or Section 3.7(d), in the event the Company fails to timely make the Cash Election in connection with an Exchange, an Exchanging Member shall be entitled, at any time prior to the consummation of the Exchange, to revoke its Exchange Notice or delay the consummation of an Exchange if any of the following conditions exists: (i) any registration statement pursuant to which the resale of the Class A Stock to be registered for such Exchanging Member at or immediately following the consummation of the Exchange shall have ceased to be effective pursuant to any action or inaction by the Commission or no such resale registration statement has yet become effective; (ii) PubCo shall have failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such Exchange; (iii) PubCo shall have exercised its right to defer, delay or suspend the filing or effectiveness of the registration statement and such deferral, delay or suspension shall affect the ability of such Exchanging Member to have the resale of its Class A Stock registered at or immediately following the consummation of the Exchange; (iv) PubCo shall have disclosed to such Exchanging Member (after receiving consent of such Exchanging Member) any material non-public information concerning PubCo or its Subsidiaries, taken as a whole, the receipt of which results in the Exchanging Member being prohibited or restricted from selling Class A Stock at or immediately following the Exchange without disclosure of such information (and PubCo does not permit disclosure); (v) any stop order relating to the registration statement pursuant to which the Class A Stock was to be registered by such Exchanging Member at or immediately following the Exchange shall have been issued by the Commission; (vi) there shall be in effect an injunction, a restraining order or decree of any nature of any Governmental Entity that restrains or prohibits the Exchange; (vii) PubCo shall have failed to comply in all material respects with its obligations under the A&R Registration Rights Agreement, and such failure shall have affected the ability of such Exchanging Member to consummate the resale of the Class A Stock to be received upon such Exchange pursuant to an effective registration statement; or (viii) the Exchange Date would occur three (3) Business Days or less prior to, or during, a Black-Out Period; provided, further, that in no event shall the Exchanging Member seeking to delay the consummation of such Exchange and relying on any of the matters in clauses (i) through (ix) above have controlled or intentionally materially influenced any facts, circumstances or Persons in connection therewith (except in the good faith performance of his or her duties as an officer, employee or director or manager of PubCo or any of its Subsidiaries) in order to provide such Exchanging Member with a basis for such delay or revocation. If an Exchanging Member delays the consummation of an Exchange pursuant to this Section 3.7(e), (A) the Exchange Date shall occur on the third Business Day following the date on which the conditions giving rise to such delay cease to exist (or such earlier date as PubCo, the Company and Exchanging Member may mutually agree in writing) and (B) notwithstanding anything to the contrary in Section 3.7(d), the Exchanging Member may retract its Exchange Notice by giving a Retraction Notice to the Company (with a copy to PubCo) at any time prior to 5:00 pm, Houston, Texas time, on the first Business Day following the date on which the conditions giving rise to such delay cease to exist.
(f) If the Company has not made a valid Cash Election, then as promptly as practicable after the receipt of the Exchange Notice and the surrender to the Company of the certificate or certificates, if any, representing such Common Units and shares of Class B Stock (but in any event by the Exchange Date, as defined below), PubCo shall issue and contribute to the Company, and the Company shall deliver to the Exchanging Member, or on the Exchanging Member’s written order, the number of shares of Class A Stock issuable upon the Exchange (in book-entry or certificated form, as determined by PubCo, and with such legends as may be required in accordance with applicable Law), and the Company shall deliver such Common Units and shares of Class B Stock to PubCo in exchange for no additional consideration. If the Company has made a valid Cash Election, then as promptly as practicable after the receipt of the Exchange Notice (but in no event more than ten Business Days after receipt of the Exchange Notice), PubCo shall contribute to the Company the cash consideration the Exchanging Member is entitled to receive in the Exchange and, upon surrender to the Company of the certificate or certificates, if any, representing such Common Units and shares of Class B Stock, the Company shall deliver to the Exchanging Member as directed by the Exchanging Member by wire transfer of immediately available funds the Cash Election Amount payable upon the Exchange, and the Company shall deliver such Common Units and shares of Class B Stock to PubCo for no additional consideration. Each Exchange shall be deemed to have been effected on (i) (x) the Business Day after the date on which the Exchange Notice shall have been received by the Company, PubCo or the Transfer Agent, as applicable (subject to receipt by the Company, PubCo or the Transfer Agent, as applicable, within three Business Days thereafter of any required instruments of transfer as aforesaid) if the Company has not made a valid Cash Election with respect to such Exchange or (y) if the Company has made a valid Cash Election with respect to such Exchange, the first Business Day on which the Company has available funds to pay the Cash Election Amount (but in no event more than ten Business Days after receipt of the Exchange Notice), or (ii) such later date specified in or pursuant to the Exchange Notice (such date identified in clause (i) or (ii), as applicable, the “Exchange Date”). If the Company has not made a valid Cash Election, and the Person or Persons in whose name or the shares of Class A Stock shall be issuable upon such Exchange as aforesaid shall be deemed to have become, on the Exchange Date, the holder or holders of record of the shares represented thereby. Notwithstanding anything herein to the contrary and in addition to the rights set forth in Section 3.7(e), unless the Company has made a valid Cash Election (and the Exchanging Member has failed to timely deliver a Retraction Notice in accordance with Section 3.7(d)), any Exchanging Member may retract or amend an Exchange Notice, in whole or in part, prior to the effectiveness of the applicable Exchange, at any time prior to 5:00 p.m., Houston, Texas time, on the Business Day immediately preceding the Exchange Date (or any such later time as may be required by applicable Law) by delivery of a written notice of retraction to the Company (with a copy to PubCo), specifying (1) the numbers of the withdrawn Common Units and shares of Class B Stock (and the applicable certificate numbers therefor, if certificated), (2) if any, the number of Common Units and shares of Class B Stock as to which the Exchange Notice remains in effect and (3) if the Exchanging Member so determines, a new Exchange Date or any other new or revised information permitted in an Exchange Notice.

(g) If  (i) there is any reclassification, reorganization, recapitalization or other similar transaction pursuant to which the shares of Class A Stock are converted or changed into another security, securities or other property, or (ii) PubCo shall, by dividend or otherwise, distribute to all holders of the shares of Class A Stock evidences of its Indebtedness or assets, including securities (including shares of Class A Stock and any rights, options or warrants to all holders of the shares of Class A Stock to subscribe for or to purchase or to otherwise acquire shares of Class A Stock, or other securities or rights convertible into, exchangeable for or exercisable for shares of Class A Stock) but excluding any cash dividend or distribution as well as any such distribution of Indebtedness or assets received by PubCo from the Company in respect of the Units, then upon any subsequent Exchange, in addition to the shares of Class A Stock or the Cash Election Amount, as applicable, each Member shall be entitled to receive the amount of such security, securities or other property that such Member would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization, other similar transaction dividend or other distribution, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the shares of Class A Stock are converted or changed into another security, securities or other property, or any dividend or distribution (other than an excluded dividend or distribution, as described above), this Section 3.7 shall continue to be applicable, mutatis mutandis, with respect to such security or other property.
(h) PubCo shall at all times keep available, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Stock that shall be issuable upon the Exchange of all outstanding Common Units and shares of Class B Stock; provided, that nothing contained herein shall be construed to preclude PubCo from satisfying its obligations with respect of an Exchange by delivery of shares of Class A Stock that are held in the treasury of PubCo. PubCo covenants that all shares of Class A Stock that shall be issued upon an Exchange shall, upon issuance thereof, be validly issued, fully paid and non-assessable. In addition, for so long as the shares of Class A Stock are listed on a National Securities Exchange, PubCo shall use its reasonable best efforts to cause all shares of Class A Stock issued upon an Exchange to be listed on such National Securities Exchange at the time of such issuance.
(i) Unless otherwise required by applicable Law, each Exchange shall be treated for federal (and applicable state and local) income tax purposes as a taxable sale of the Exchanging Member’s Common Units (together with the same number of shares of Class B Stock) to PubCo in exchange for shares of Class A Stock or cash, as applicable. The issuance of shares of Class A Stock upon an Exchange shall be made without charge to the Exchanging Member for any stamp or other similar tax in respect of such issuance; provided, however, that if any such shares are to be issued in a name other than that of the Exchanging Member, then the Person or Persons in whose name the shares are to be issued shall pay to PubCo the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of PubCo that such tax has been paid or is not payable.
(j) Notwithstanding anything to the contrary in this Section 3.7, but subject to Section 3.7(k), an Exchanging Member shall be deemed to have offered to sell its Common Units and shares of Class B Stock set forth in the Exchange Notice to PubCo, and PubCo may, in its sole discretion, by means of delivery of Call Election Notices and/or Revocation Notices in accordance with, and subject to the terms of, this Section 3.7(j) and Section 3.7(k), elect to purchase directly and acquire such Common Units and shares of Class B Stock on the Exchange Date by paying to the Exchanging Member (or, on the Exchanging Member’s written order, its designee) that number of shares of Class A Stock the Exchanging Member (or its designee) would otherwise receive pursuant to Section 3.7(a) or, at PubCo’s election, an amount of cash equal to the Cash Election Amount of such shares of Class A Stock (the “Direct Exchange Right”), whereupon PubCo shall acquire the Common Units and shares of Class B Stock offered for exchange by the Exchanging Member and shall be treated for all purposes of this Agreement as the owner of such Common Units and shares of Class B Stock. In the event PubCo shall exercise the Direct Exchange Right, each of the Exchanging Member, the Company and PubCo, as the case may be, shall treat the transaction between the Company and the Exchanging Member for federal income tax purposes as a sale of the Exchanging Member’s Common Units and shares of Class B Stock to PubCo.

(k) PubCo may at any time in its sole discretion deliver written notice (a “Call Election Notice”) to each other Member setting forth its election to exercise its Direct Exchange Right as contemplated by Section 3.7(j) with respect to future Exchanges (without needing to provide further notice of its intention to exercise its Direct Exchange Right). Subject to the remainder of this Section 3.7(k), a Call Election Notice will be effective until such time as PubCo amends such Call Election Notice with a superseding Call Election Notice or revokes such Call Election Notice by delivery of a written notice of revocation delivered to each other Member or, with respect to a particular Exchange, the Company exercises its Cash Election (a “Revocation Notice”). A Call Election Notice may be amended or revoked by PubCo at any time; provided that any Exchange Notice delivered by a Member will not, without such Member’s written consent, be affected by the subsequent delivery of a Revocation Notice or by a Call Election Notice that is not effective until after the Exchange Date. Following delivery of a Revocation Notice, PubCo may deliver a new Call Election Notice pursuant to this Section 3.7(k). Any amendment of a Call Election Notice will not be effective until the Business Day after its delivery to each Member (other than PubCo). Each Call Election Notice shall specify the date from which it shall be effective (which shall be no earlier than the Business Day after delivery).
(l) In connection with a PubCo Change of Control, PubCo shall have the right to require each Member (other than PubCo) to effect an Exchange of some or all of such Member’s Common Units and a corresponding number of Class B Stock. Any Exchange pursuant to this Section 3.7(l) shall be effective immediately prior to the consummation of the PubCo Member Change of Control (and, for the avoidance of doubt, shall not be effective if such PubCo Change of Control is not consummated) (the “Change of Control Exchange Date”). From and after the Change of Control Exchange Date, (i) the Common Units and shares of Class B Stock subject to such Exchange shall be deemed to be transferred to PubCo on the Change of Control Exchange Date and (ii) such Member shall cease to have any rights with respect to such Common Units and shares of Class B Stock subject to such Exchange (other than the right to receive shares of Class A Common Stock pursuant to such Exchange). PubCo shall provide written notice of an expected PubCo Change of Control transaction to all Members within the earlier of  (x) five Business Days following the execution of the definitive agreement with respect to such PubCo Change of Control and (y) 10 Business Days before the proposed date upon which the contemplated PubCo Change of Control is to be effected, indicating in such notice such information as may reasonably describe the PubCo Change of Control transaction, subject to applicable Law, including the date of execution of such definitive agreement or such proposed effective date, as applicable, the amount and type of consideration to be paid for shares of Class A Stock in the PubCo Change of Control, any election with respect to types of consideration that a holder of shares of Class A Stock, as applicable, shall be entitled to make in connection with such PubCo Change of Control, and the number of Common Units and shares of Class B Stock held by such Member that PubCo intends to require to be subject to such Exchange. Following the delivery of such notice and on or prior to the Change of Control Redemption Date, the Members shall take all actions reasonably requested by PubCo to effect such Exchange, including taking any action and delivering any document required pursuant to Section 3.7(a) and Section 3.7(c) to effect such Exchange.
(m) In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to shares of Class A Stock (a “PubCo Offer”) is proposed by PubCo or is proposed to PubCo or its stockholders and approved by the board of directors of PubCo or is otherwise effected or to be effected with the consent or approval of the board of directors of PubCo, each Member (other than PubCo) shall be permitted to participate in such PubCo Offer by delivery of a contingent Exchange Notice in accordance with the last sentence of Section 3.7(c) with respect to its Common Units and shares of Class B Stock (other than with respect to any Common Units or shares of Class B Stock to which the Company exercised its right to require any such Member to effect an Exchange pursuant to Section 3.7(l) in connection with a PubCo Change of Control) (the “Eligible PubCo Offer Securities”). In the case of a PubCo Offer proposed by PubCo, PubCo will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Members to participate in such PubCo Offer with respect to such Eligible PubCo Offer Securities to the same extent or on an economically equivalent basis as the holders of shares of PubCo without discrimination; provided that, without limiting the generality of this sentence, PubCo will use its reasonable best efforts expeditiously and in good faith to ensure that such Members may participate in each such PubCo Offer with respect to such Eligible PubCo Offer Securities without being required to cause the

Exchange of Common Units and shares of Class B Stock (or, if so required, to ensure that any such Exchange shall be effective only upon, and shall be conditional upon, the closing of such PubCo Offer and only to the extent necessary to tender or deposit to PubCo Offer in accordance with the last sentence of Section 3.7(c), or, as applicable, to the extent necessary to exchange the Eligible PubCo Offer Securities being repurchased). For the avoidance of doubt, in no event shall Members (other than PubCo) be entitled to receive in such PubCo Offer aggregate consideration for each Common Unit and corresponding share of Class B Stock comprising the Eligible PubCo Offer Securities that is greater than the consideration payable in respect of each share of Class A Stock in connection with a PubCo Offer.
(n) No Exchange shall impair the right of the Exchanging Member to receive any distributions payable on the Common Units so redeemed in respect of a record date that occurs prior to the Exchange Date for such Exchange. For the avoidance of doubt, no Exchanging Member, or a Person designated by an Exchanging Member to receive shares of Class A Stock, shall be entitled to receive, with respect to the same fiscal quarter, distributions or dividends both on Common Units redeemed from such Exchanging Member and on shares of Class A Stock received by such Exchanging Member, or other Person so designated, if applicable, in such Exchange.
Article IV
capital accounts; ALLOCATIONS OF PROFITS AND LOSSES
Section 4.1. Capital Accounts.    A Capital Account shall be maintained for each Member in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv) and, to the extent consistent with such regulations, the other provisions of this Agreement. For this purpose, the Company may (in the discretion of the Partnership Representative), upon the occurrence of the events specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such Treasury Regulations and Treasury Regulations Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of Company property. The Capital Account balance of each of the Members as of the Effective Time is its respective Effective Time Capital Account Balance set forth on Exhibit A. Thereafter, each Member’s Capital Account shall be (a) increased by (i) allocations to such Member of Profits pursuant to Section 4.2 and any other items of income or gain allocated to such Member pursuant to Section 4.3, (ii) the amount of additional cash or the initial Gross Asset Value of any asset (net of any Liabilities assumed by the Company and any Liabilities to which the asset is subject) contributed to the Company by such Member, and (iii) any other increases allowed or required by Treasury Regulations Section 1.704-1(b)(2)(iv), and (b) decreased by (i) allocations to such Member of Losses pursuant to Section 4.2 and any other items of deduction or loss allocated to such Member pursuant to the provisions of Section 4.3, (ii) the amount of any cash or the Gross Asset Value of any asset (net of any Liabilities assumed by the Company and any Liabilities to which the asset is subject) distributed to such Member, and (iii) any other decreases allowed or required by Treasury Regulations Section 1.704-1(b)(2)(iv). In the event of a Transfer of Units made in accordance with this Agreement, the Capital Account of the Transferor that is attributable to the Transferred Units shall carry over to the Transferee Member in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv)(l).
Section 4.2. Profits and Losses.    After giving effect to the allocations under Section 4.3, Profits and Losses (and, to the extent determined by the Partnership Representative to be necessary and appropriate to achieve the resulting Capital Account balances described below, any allocable items of income, gain, loss, deduction or credit includable in the computation of Profits and Losses) for each Fiscal Year shall be allocated among the Members during such Fiscal Year in a manner such that, after giving effect to the special allocations set forth in Section 4.3 and all distributions through the end of such Fiscal Year, the Capital Account balance of each Member, immediately after making such allocation, is, as nearly as possible, equal to (i) the amount such Member would receive pursuant to Section 10.3(b) if all assets of the Company on hand at the end of such Fiscal Year were sold for cash equal to their Gross Asset Values, all Liabilities of the Company were satisfied in cash in accordance with their terms (limited with respect to each Nonrecourse Liability to the Gross Asset Value of the assets securing such Liability), and all remaining or resulting cash was distributed, in accordance with Section 10.3(b), to the Members immediately after making such allocation, minus (ii) such Member’s share of Company Minimum Gain and Member Minimum Gain, computed immediately prior to the hypothetical sale of assets.

Section 4.3. Special Allocations.
(a) Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Members on a pro rata basis in accordance with the number of Units owned by each Member.
(b) Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Member who bears economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i). If more than one Member bears the economic risk of loss for such Member Nonrecourse Debt, the Member Nonrecourse Deductions attributable to such Member Nonrecourse Debt shall be allocated among the Members according to the ratio in which they bear the economic risk of loss. This Section 4.3(b) is intended to comply with the provisions of Treasury Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.
(c) Except as otherwise provided in Treasury Regulation Section 1.704-2(f), notwithstanding any other provision of this Agreement to the contrary, if there is a net decrease in Company Minimum Gain during any Fiscal Year (or if there was a net decrease in Company Minimum Gain for a prior Fiscal Year and the Company did not have sufficient amounts of income and gain during prior Fiscal Years to allocate among the Members under this Section 4.3(c)), each Member shall be specially allocated items of Company income and gain for such Fiscal Year in an amount equal to such Member’s share of the net decrease in Company Minimum Gain during such year (as determined pursuant to Treasury Regulations Section 1.704-2(g)(2)). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member in accordance with Treasury Regulation Sections 1.704-2(f)(6) and 1.704-2(j)(2). This section is intended to constitute a minimum gain chargeback under Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.
(d) Except as otherwise provided in Treasury Regulation Section 1.704-2(i)(4), notwithstanding any other provision of this Agreement except Section 4.3(c), if there is a net decrease in Member Minimum Gain during any Fiscal Year (or if there was a net decrease in Member Minimum Gain for a prior Fiscal Year and the Company did not have sufficient amounts of income and gain during prior Fiscal Years to allocate among the Members under this Section 4.3(d)), each Member shall be specially allocated items of Company income and gain for such year in an amount equal to such Member’s share of the net decrease in Member Minimum Gain (as determined pursuant to Treasury Regulations Section 1.704-2(i)(4)). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be allocated shall be determined in accordance with Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2). This section is intended to constitute a partner nonrecourse debt minimum gain chargeback under Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.
(e) Notwithstanding any provision hereof to the contrary except Section 4.3(c) and Section 4.3(d), in the event any Member unexpectedly receives any adjustment, allocation or distribution described in paragraph (4), (5) or (6) of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), resulting in, or increasing, an Adjusted Capital Account Deficit for such Member, items of Company income and gain (consisting of a pro rata portion of each item of income, including gross income, and gain for the Fiscal Year) shall be specially allocated to such Member in an amount and manner sufficient to eliminate any Adjusted Capital Account Deficit of that Member as quickly as possible; provided that an allocation pursuant to this Section 4.3(e) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article IV have been tentatively made as if this Section 4.3(e) were not in this Agreement. This Section 4.3(e) is intended to constitute a qualified income offset under Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
(f) If any Member has an Adjusted Capital Account Deficit at the end of any Fiscal Year that is in excess of the sum of  (i) the amount that such Member is obligated to restore and (ii) the amount that the Member is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulations Sections 1.704-2(g)(1) and (i)(5), that Member shall be specially allocated items of Company income, gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 4.3(f) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit in excess of such sum after all other allocations provided for in this Article IV have been made as if Section 4.3(e) and this Section 4.3(f) were not in this Agreement.
(g) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution to any Member in complete liquidation of such Member’s Interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such item of gain or loss shall be allocated to the Members in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) if such section applies or to the Member to whom such distribution was made if Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
(h) The allocations set forth in Section 4.3(a) through Section 4.3(g) (the “Regulatory Allocations”) are intended to comply with certain requirements of Treasury Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding any other provision of this Article IV (other than the Regulatory Allocations), the Regulatory Allocations (and anticipated future Regulatory Allocations) shall be taken into account in allocating other items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocation of other items and the Regulatory Allocations to each Member should be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred. This Section 4.3(h) is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith.
Section 4.4. Allocations for Tax Purposes in General.
(a) Except as otherwise provided in this Section 4.4, each item of income, gain, loss and deduction of the Company for federal income tax purposes shall be allocated among the Members in the same manner as such item is allocated under Section 4.2 and Section 4.3.
(b) In accordance with Code Section 704(c) and the Treasury Regulations thereunder (including the Treasury Regulations applying the principles of Code Section 704(c) to changes in Gross Asset Values), items of income, gain, loss and deduction with respect to any Company property having a Gross Asset Value that differs from such property’s adjusted federal income tax basis shall, solely for federal income tax purposes, be allocated among the Members to account for any such difference using the “remedial method” under Treasury Regulations Section 1.704-3(d) or such other method or methods as determined by the Partnership Representative to be appropriate and in accordance with the applicable Treasury Regulations; provided, however, the Partnership Representative shall cause the Company to use the “traditional method” as described in Treasury Regulation Section 1.704-3(b) (including in connection with any “reverse 704(c) allocation”) that may be required in connection with a “book-up” of the Company’s assets in connection with the transactions contemplated by the Merger and Contribution Agreement.
(c) Any (i) recapture of Depreciation or any other item of deduction shall be allocated, in accordance with Treasury Regulations Sections 1.1245-1(e) and 1.1254-5, to the Members who received the benefit of such deductions (taking into account the effect of allocations under Code Section 704(c)), and (ii) recapture of grants credits shall be allocated to the Members in accordance with applicable Law.
(d) Allocations pursuant to this Section 4.4 are solely for purposes of federal, state and local taxes and shall not affect or in any way be taken into account in computing any Member’s Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.
(e) If, as a result of an exercise of a noncompensatory option to acquire an interest in the Company, a Capital Account reallocation is required under Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Company shall make corrective allocations pursuant to Treasury Regulations Section 1.704-1(b)(4)(x).
Section 4.5. Other Allocation Rules.
(a) The Members are aware of the income tax consequences of the allocations made by this Article IV and the economic impact of the allocations on the amounts receivable by them under this Agreement. The Members hereby agree to be bound by the provisions of this Article IV in reporting their share of Company income and loss for income tax purposes.

(b) All items of income, gain, loss, deduction and credit allocable to an interest in the Company that may have been Transferred shall be allocated between the Transferor and the Transferee based on the portion of the Fiscal Year during which each was recognized as the owner of such interest; provided, however, that this allocation must be made in accordance with a method permissible under Code Section 706 and the Treasury Regulations thereunder; provided, further, however, with respect to the IRS Form 1065 (or similar state or local tax return) filed for the Tax year of the Company including the Company Merger, such tax return shall be prepared utilizing the “interim closing method” as if the Tax year ended on the Closing Date and “calendar day convention” (in each case, as defined in Treasury Regulation Section 1.706-4) as of the end of the day on which the Company Merger occurred.
(c) The Members’ proportionate shares of the “excess nonrecourse liabilities” of the Company, within the meaning of Treasury Regulations Section 1.752-3(a)(3), shall be allocated to the Members in any manner determined by the Partnership Representative and permissible under the Treasury Regulations.
Article V
DISTRIBUTIONS
Section 5.1. Distributions.
(a) Distributions. To the extent permitted by applicable Law and hereunder, distributions to Members may be declared by the Manager out of funds legally available therefor in such amounts and on such terms (including the payment dates of such distributions) as the Manager shall determine using such record date as the Manager may designate; such distribution shall be made to the Members as of the close of business on such record date on a pro rata basis in accordance with the number of Units owned by each Member (except that repurchases or exchanges made in accordance with Section 3.5(c) or payments made in accordance with Section 6.4 need not be on a pro rata basis), in accordance with the number of Units owned by each Member as of the close of business on such record date; provided, however, that the Company shall have the obligation to make distributions as set forth in Section 5.2 and Section 6.4; and provided further that, notwithstanding any other provision herein to the contrary, no distributions shall be made to any Member to the extent such distribution would render the Company insolvent. For purposes of the foregoing sentence, insolvency means the inability of the Company to meet its payment obligations when due. Promptly following the designation of a record date and the declaration of a distribution pursuant to this Section 5.1, the Manager shall give notice to each Member of the record date, the amount and the terms of the distribution and the payment date thereof.
(b) Successors. For purposes of determining the amount of distributions, each Member shall be treated as having made the Capital Contributions and as having received the Distributions made to or received by its predecessors in respect of any of such Member’s Units.
(c) Distributions In-Kind. Except as otherwise provided in this Agreement, any distributions may be made in cash or in kind, or partly in cash and partly in kind, as determined by the Manager. To the extent that the Company distributes property in-kind to the Members, the Company shall be treated as making a distribution equal to the Fair Market Value of such property for purposes of Section 5.1(a) and such property shall be treated as if it were sold for an amount equal to its Fair Market Value. Any resulting gain or loss shall be allocated to the Member’s Capital Accounts in accordance with Section 4.2 and Section 4.3.
Section 5.2. Tax Distributions.
(a) Prior to making distributions pursuant to Section 5.1, on each Tax Distribution Date, the Company shall, subject to the availability of funds and to any restrictions contained in any agreement to which the Company is bound, make distributions to the Members on a pro rata basis in accordance with the number of Units owned by each Member, subject to Section 5.2(b), in an amount sufficient to cause PubCo to receive a distribution equal to all of PubCo’s federal, state, local and non-U.S. tax liabilities during the Fiscal Year or other taxable period to which the tax-related distribution under this Section 5.2(a) relates.
(b) If a Tax Advance Eligible Member has an Assumed Tax Liability at a Tax Distribution Date in excess of the sum of the cumulative amount of distributions made to such Member under Section 5.1, Section 5.2(a) and advances made under this Section 5.2(b), in each case, in the relevant Fiscal Year or other taxable period, the Company shall, to the extent permitted by applicable Law, and subject to the legal availability of funds and any restrictions contained in any agreement to which the Company is bound, make advances to such Member in an amount equal to such excess (a “Tax Advance”). Any such Tax Advance shall be treated as an advance against and, thus, shall reduce (without duplication), any future distributions that would otherwise be made to such Member pursuant to Sections 5.1 and 10.3(b)(iii). If there is a Tax Advance outstanding with respect to a Member (i) who elects to participate in an Exchange (including, for the avoidance of doubt, any sale of such Units pursuant to the Direct Exchange Right at the option of PubCo pursuant to Section 3.7(j)) or (ii) who Transfers Units pursuant to the provisions of Article VIII, then in each case such Member shall indemnify and hold harmless the Company against such Tax Advance, and shall be required to promptly pay to the Company (but in all events within fifteen (15) days after the Exchange Date or Transfer date, as the case may be) an amount of cash equal to the proportionate share of such Tax Advance relating to its Units subject to the Exchange or Transfer (determined at the time of the Exchange or Transfer based on the number of Units subject to the Exchange or Transfer as compared to the total number of Units held by such Member), provided that, in the case of a Transfer described in clause (ii), such Member shall not be required to pay such amount of cash equal to the proportionate share of such Tax Advance relating to its Units subject to the Transfer, if the transferee is either a Permitted Transferee or such Transfer is otherwise approved by the Manager and the transferee agrees to assume the Member’s obligation to repay to the Company such amount equal to the proportionate share of the Member’s existing Tax Advance relating to such Units subject to the Transfer, and such Member shall be relieved from any liabilities associated with and the obligation to repay its existing Tax Advance relating to such Units subject to the Transfer. The obligations of each Member pursuant to the preceding sentence shall survive the withdrawal of any Member or the transfer of any Member’s Units and shall apply to any current or former Member. For the avoidance of doubt, (i) any payment of a Tax Advance made by the Company pursuant to this Section 5.2(b) shall not reduce the Capital Account balance of the applicable Member and (ii) any repayment of a Tax Advance pursuant to the previous sentence shall not be treated as a Capital Contribution.
Section 5.3. Distribution Upon Withdrawal.    No withdrawing Member shall be entitled to receive any distribution or the value of such Member’s Interest in the Company as a result of withdrawal from the Company prior to the liquidation of the Company, except as specifically provided in this Agreement.
Article VI
MANAGEMENT
Section 6.1. The Manager; Fiduciary Duties.
(a) The Company shall managed by a single manager (as such term is defined in the Act) (the “Manager”). Except as otherwise required by Law or for matters in which vote or approval of any Member is specifically required under this Agreement, (i) the Manager shall have full and complete charge of all affairs of the Company, (ii) the management and control of the Company’s business activities and operations shall rest exclusively with the Manager, and the Manager shall make all decisions regarding the business, activities and operations of the Company (including the incurrence of costs and expenses) in its sole discretion without the consent of any other Member and (iii) the Members (in their capacity as such) shall not participate in the control, management, direction or operation of the activities or affairs of the Company and shall have no power to act for or bind the Company.
(b) The Manager may be any Person (other than a syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act) and may, but need not be, a Member. PubCo shall be the initial Manager as of the Effective Time and shall serve as the Manager from and after the Effective Time until a successor Manager is duly elected pursuant to Section 6.6.
(c) In connection with the performance of its duties as the Manager of the Company, the Manager acknowledges that it will owe to the Members the same fiduciary duties as it would owe to the stockholders of a Delaware corporation if it were a member of the board of directors of such a corporation and the Members were stockholders of such corporation. The parties acknowledge that PubCo, as the initial Manager and for so long as it continues to be the Manager, will take action through its board of directors, and that the members of PubCo’s board of directors will owe comparable fiduciary duties to the stockholders of PubCo.

Section 6.2. Officers.
(a) The Manager may appoint, employ or otherwise contract with any Person for the transaction of the business of the Company or the performance of services for or on behalf of the Company, and the Manager may delegate to any such Persons such authority to act on behalf of the Company as the Manager may from time to time deem appropriate.
(b) The initial president and chief executive officer of the Company (the “President and Chief Executive Officer”) will be Joel Broussard.
(c) Except as otherwise set forth herein, the President and Chief Executive Officer will be responsible for the general and active management of the business of the Company and its Subsidiaries and will see that all orders of the Manager are carried into effect. The President and Chief Executive Officer will report to the Manager and have the general powers and duties of management usually vested in the office of president and chief executive officer of a corporation organized under the DGCL, subject to the terms of this Agreement, and will have such other powers and duties as may be prescribed by the Manager or this Agreement. The President and Chief Executive Officer will have the power to execute bonds, mortgages and other Contracts requiring a seal, under the seal of the Company, except where required or permitted by Law to be otherwise signed and executed, and except where the signing and execution thereof will be expressly delegated by the Manager to some other Officer or agent of the Company.
(d) Except as set forth herein, the Manager may appoint Officers at any time, and the Officers may include one or more vice presidents, a secretary, one or more assistant secretaries, a chief financial officer, a general counsel, a treasurer, one or more assistant treasurers, a chief operating officer, an executive chairman, and any other officers that the Manager deems appropriate. Except as set forth herein, the Officers will serve at the pleasure of the Manager, subject to all rights, if any, of such Officer under any Contract of employment. Any individual may hold any number of offices, and an Officer may, but need not, be a Member of the Company. The Officers will exercise such powers and perform such duties as specified in this Agreement or as determined from time to time by the Manager.
(e) Subject to this Agreement and to the rights, if any, of an Officer under a Contract of employment, any Officer may be removed, either with or without cause, by the Manager. Any Officer may resign at any time by giving written notice to the Manager. Any resignation will take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation will not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any Contract to which the Officer is a party. A vacancy in any office because of death, resignation, removal, disqualification or any other cause will be filled in the manner prescribed in this Agreement for regular appointments to that office.
Section 6.3. Warranted Reliance by Officers on Others.    In exercising their authority and performing their duties under this Agreement, the Officers shall be entitled to rely on information, opinions, reports, or statements of the following persons or groups unless they have actual knowledge concerning the matter in question that would cause such reliance to be unwarranted:
(a) one or more employees or other agents of the Company or in subordinates whom the Officer reasonably believes to be reliable and competent in the matters presented; and
(b) any attorney, public accountant, or other person as to matters which the Officer reasonably believes to be within such person’s professional or expert competence.
Section 6.4. Indemnification.    Subject to the limitations and conditions provided in this Section 6.4, each Person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or arbitrative (each, a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact he, she or it, or a Person of which he, she or it is the legal representative, is or was a Member, the Manager or an Officer, in each case, shall be indemnified by the Company to the fullest extent permitted by applicable Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such Law permitted the Company to provide prior to such amendment) against all judgment, penalties (including excise and similar taxes and punitive damages), fines, settlement and reasonable expenses (including reasonable attorneys’ fees and expenses) actually incurred by such Person in connection with such Proceeding, appeal, inquiry or investigation, if such Person acted in Good Faith. Reasonable expenses incurred by a Person of the type entitled to be indemnified under this Section 6.4 who was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall ultimately be determined that he, she or it is not entitled to be indemnified by the Company. Indemnification under this Section 6.4 shall continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder. The rights granted pursuant to this Section 6.4 shall be deemed contract rights, and no amendment, modification or repeal of this Section 6.4 shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings, appeals, inquiries or investigations arising prior to any amendment, modification or repeal. It is expressly acknowledged that the indemnification provided in this Section 6.4 could involve indemnification for negligence or under theories of strict liability.
Section 6.5. Maintenance of Insurance or Other Financial Arrangements.    In compliance with applicable Law, the Company (with the approval of the Manager) may purchase and maintain insurance or make other financial arrangements on behalf of any Person who is or was a Member, employee or agent of the Company or the Manager, or at the request of the Company is or was serving as a manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, for any Liability asserted against such Person and Liability and expenses incurred by such Person in such Person’s capacity as such, or arising out of such Person’s status as such, whether or not the Company has the authority to indemnify such Person against such Liability and expenses.
Notwithstanding the foregoing and in addition to the foregoing, in accordance with Section 6.4 of the Merger and Contribution Agreement, all the rights and limitations to indemnification, exculpation, and advancement of expenses for acts or omissions occurring prior to the Company Merger Effective Time in favor of the current or former managers, directors, officers, members or employees of the Company Entities (as defined in the Merger and Contribution Agreement) existing immediately prior to the Company Merger Effective Time (collectively, the “Company Indemnitees”) as provided under the Existing LLC Agreement are hereby incorporated into this Agreement and shall survive and shall continue in full force and effect for a period of not less than six years after the date of this Agreement. This paragraph shall not be repealed, amended, waived or otherwise modify any such rights to indemnification, exculpation, and advancement of expenses in any manner that would adversely affect the rights of the Company Indemnitees.
Section 6.6. Election of Manager.    Following the Effective Time, the Manager shall be elected annually by the Members in accordance with this Section 6.6, and the Manager so elected shall serve as the Manager until a successor has been duly elected as the Manager in accordance with this Section 6.6. Not more than one year after the later of  (a) the Effective Time and (b) the last meeting of the Members or action by written consent of the Members at which or pursuant to which the Manager was elected in accordance with this Section 6.6, the Manager at such time (or the Members if the Manager shall fail to take such action) shall either (i) call and hold a meeting of the Members for purposes of electing the Manager or (ii) seek written consents from the requisite Members to elect the Manager pursuant to Section 7.2(d). A Person shall be elected as the Manager if the election of such Manager is approved by Members holding a majority of the outstanding Units by vote at a meeting held for such purpose or by action by written consent; provided, however, that if the Person so elected as the Manager was not the Manager immediately prior to such election, such election shall not be effective, and such Person shall not become the Manager, unless and until such Person has executed and delivered to the Company the written agreement of such Person to be bound by the terms of this Agreement applicable to the Manager, in form and substance reasonably satisfactory to the Manager serving immediately prior to such election or to the Members holding a majority of the outstanding Units.
Section 6.7. Resignation or Removal of Manager; Vacancy. The Manager may resign as the Manager at any time and may be removed at any time, with our without cause, by the Members holding a majority of the outstanding Units by vote at a meeting of the Members held for such purpose or by action by written consent; provided, however, that no (i) such resignation or removal shall be effective until a successor

Manager has been duly elected in accordance with Section 6.6, and (ii) PubCo shall not resign as the Manager for so long as it is a Member. If for any reason a Manager ceases to serve as the Manager prior to the election of a successor Manager in accordance with Section 6.6, PubCo shall automatically, and without any action of the Company or any Member, become the Manager and serve as the Manager until another Person is duly elected as the Manager in accordance with Section 6.6.
Section 6.8. No Inconsistent Obligations.    The Manager represents that it does not have any Contracts, other agreements, duties or obligations that are inconsistent with its duties and obligations (whether or not in its capacity as Manager) under this Agreement and covenants that, except as permitted by Section 6.1, it will not enter into any Contracts or other agreements or undertake or acquire any other duties or obligations that are inconsistent with such duties and obligations.
Section 6.9. Compensation; Certain Costs and Expenses.    The Manager shall not be compensated for its services as the Manager of the Company. The Company shall (i) pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals and the compensation of all personnel providing services to the Company) incurred in pursuing and conducting, or otherwise related to, the activities of the Company, and (ii) in the sole discretion of the Manager, bear and/or reimburse the Manager for any costs, fees or expenses incurred by it in connection with serving as the Manager. To the extent that the Manager determines in good faith that such expenses are related to the business and affairs of the Manager that are conducted through the Company and/or its Subsidiaries (including expenses that relate to the business and affairs of the Company and/or its Subsidiaries and that also relate to other activities of the Manager), the Manager may cause the Company to pay or bear all expenses of the Manager, including, without limitation, costs of securities offerings not borne directly by the Members, board of directors’ compensation and meeting costs, cost of periodic reports to its stockholders, litigation costs and damages arising from litigation, accounting and legal costs and franchise taxes, provided that the Company shall not pay or bear any income tax obligations of the Manager.
Article VII
ROLE OF MEMBERS
Section 7.1. Rights or Powers.    The Members, acting in their capacity as Members, shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way. Notwithstanding the foregoing, the Members have all the rights and powers specifically set forth in this Agreement and, to the extent not inconsistent with this Agreement, in the Act. A Member, any Affiliate thereof or an employee, stockholder, agent, director or officer of a Member or any Affiliate thereof, may also be the Manager or an employee, or be retained as an agent of, the Company, the Manager or any of their respective Affiliates. The existence of these relationships and acting in such capacities will not result in the Member (in its capacity as such) being deemed to be participating in the control of the business of the Company or otherwise affect the limited liability of the Member. Except as specifically provided herein, a Member shall not, in its capacity as a Member, take part in the operation, management or control of the Company’s business, transact any business in the Company’s name or have the power to sign documents for or otherwise bind the Company
Section 7.2. Voting.
(a) Meetings of the Members may be called by the Manager and shall be called by the Manager upon the written request of Members holding at least 25% of the outstanding Units. Such request shall state the location of the meeting and the nature of the business to be transacted at the meeting. Written notice of any such meeting shall be given to all Members not less than two Business Days nor more than 30 days prior to the date of such meeting. Members may vote in person, by proxy or by telephone at any meeting of the Members and may waive advance notice of such meeting. Whenever the vote or consent of Members is permitted or required under this Agreement, such vote or consent may be given at a meeting of the Members or may be given in accordance with the procedure prescribed in this Section 7.2. Except as otherwise expressly provided in this Agreement, the affirmative vote of the Members holding a majority of the outstanding Units shall constitute the act of the Members.
(b) Each Member may authorize any Person or Persons to act for it by proxy on all matters in which such Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by such Member or its attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Member executing it.
(c) Each meeting of Members shall be conducted by an Officer designated by the Manager or such other individual person as the Manager deems appropriate.
(d) Any action required or permitted to be taken by the Members may be taken without a meeting if the requisite Members whose approval is necessary consent thereto in writing.
Section 7.3. Various Capacities.    The Members acknowledge and agree that the Members or their Affiliates will from time to time act in various capacities, including as a Member and as the Partnership Representative.
Section 7.4. Withdrawal of PubCo.    PubCo shall not, by any means, withdraw as a Member or otherwise cease to be a Member except in compliance with this Section 7.4. No withdrawal of PubCo as a Member or other cessation of PubCo to be a Member shall be effective unless (a) proper provision is made, in compliance with this Agreement, so that the obligations of PubCo and the rights of all Members under this Agreement and applicable Law remain in full force and effect, and (b) PubCo or its successor, as applicable, provides all other Members with contractual rights, directly enforceable by such other Members against PubCo or its successor, as applicable, to cause PubCo to comply with all PubCo’s obligations under this Agreement (including its obligations under Section 3.7) (other than in its capacity as Manager, if applicable).
Section 7.5. Reclassification Events of PubCo.    If a Reclassification Event occurs, the Manager and PubCo or its successor, as the case may be, shall, as and to the extent necessary, amend this Agreement in compliance with Section 11.1, and enter into any necessary supplementary or additional agreements, to ensure that, following the effective date of the Reclassification Event: (i) upon any Exchange pursuant to Section 3.7, the Exchanging Member shall be entitled to receive, for each Common Unit and share of Class B Stock subject to such Exchange, the same amount and same type of property, securities or cash (or combination thereof) that one share of Class A Stock becomes exchangeable for or converted into as a result of the Reclassification Event and (ii) PubCo or the successor to PubCo, as applicable, is obligated to deliver such property, securities or cash upon such Exchange. PubCo shall not consummate or agree to consummate any Reclassification Event unless the successor Person, if any, becomes obligated to comply with the obligations of PubCo (in whatever capacity) under this Agreement.
Article VIII
TRANSFERS OF INTERESTS
Section 8.1. Restrictions on Transfer.
(a) Except as provided in Section 3.7 and except for the Transfers by a Member to Permitted Transferee, no Member shall Transfer all or any portion of its Interest without the prior written consent of the Manager in its sole discretion; provided, that, to the extent that the Manager determines in good faith that a proposed transfer would not have the effect contemplated by Sections 8.1(b)(ii) and (iii), then the Manager will not unreasonably withhold its consent to a transfer by any Member that holds at least 5% of the Units not held by PubCo and who intends, in connection with such proposed transfer, to transfer all or substantially all of the Units then held by such Member to any Person or group of Persons acting together that would constitute a “group” for purposes of Section 13(d) of the Exchange Act or any successor provisions thereto. If, notwithstanding the provisions of this Section 8.1(a), all or any portion of a Member’s Interests are Transferred in violation of this Section 8.1(a), involuntarily, by operation of Law or otherwise, then without limiting any other rights and remedies available to the other parties under this Agreement or otherwise, the Transferee of such Interest (or portion thereof) shall not be admitted to the Company as a Member or be entitled to any rights as a Member hereunder, and the Transferor will continue to be bound by all obligations hereunder, unless and until the Manager consents in writing to such admission, which consent shall be granted or withheld in the Manager’s sole discretion. Any attempted or purported Transfer of all or a portion of a Member’s Interests in violation of this Section 8.1(a) shall be null and void and of no force or effect whatsoever. For the avoidance of doubt, the restrictions on Transfer contained in this Article VIII shall not apply to the Transfer of any capital stock of PubCo; provided that no shares of Class B Stock may be Transferred unless a corresponding number of Units are Transferred therewith in accordance with this Agreement.

(b) In addition to any other restrictions on Transfer herein contained, including the provisions of this Article VIII, in no event may any Transfer or assignment of Interests by any Member be made (i) to any Person who lacks the legal right, power or capacity to own Interests; (ii) if in the opinion of legal counsel or a qualified tax advisor to the Company such Transfer presents a material risk that such Transfer would cause the Company to cease to be classified as a partnership for federal income tax purposes or to be classified as a publicly traded partnership within the meaning of Section 7704(b) of the Code for federal income tax purposes; (iii) if such Transfer would cause the Company to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in Section 3 (14) of ERISA) or a “disqualified person” (as defined in Section 4975(e)(2) of the Code); (iv) if such Transfer would, in the opinion of counsel to the Company, cause any portion of the assets of the Company to constitute assets of any employee benefit plan pursuant to the Plan Asset Regulations or otherwise cause the Company to be subject to regulation under ERISA; (v) if such Transfer requires the registration of such Interests or any Equity Securities issued upon any exchange of such Interests, pursuant to any applicable federal or state securities Laws; or (vi) if such Transfer subjects the Company to regulation under the Investment Company Act or the Investment Advisors Act of 1940, each as amended (or any succeeding law).
Section 8.2. Notice of Transfer.    Other than in connection with Transfers made pursuant to Section 3.7, each Member shall, after complying with the provisions of this Agreement, but in any event no later than three Business Days following any Transfer of Interests, give written notice to the Company of such Transfer. Each such notice shall describe the manner and circumstances of the Transfer.
Section 8.3. Transferee Members.    A Transferee of Interests pursuant to this Article VIII shall have the right to become a Member only if  (i) the requirements of this Article VIII are met, (ii) such Transferee executes a Joinder or another instrument reasonably satisfactory to the Manager agreeing to be bound by the terms and provisions of this Agreement and assuming all of the Transferor’s then existing and future Liabilities arising under or relating to this Agreement, (iii) such Transferee represents that the Transfer was made in accordance with all applicable securities Laws, (iv) the Transferor or Transferee shall have reimbursed the Company for all reasonable expenses (including attorneys’ fees and expenses) of any Transfer or proposed Transfer of a Member’s Interest, whether or not consummated and (v) if such Transferee or his or her spouse is a resident of a community property jurisdiction, then such Transferee’s spouse shall also execute an instrument reasonably satisfactory to the Manager agreeing to be bound by the terms and provisions of this Agreement to the extent of his or her community property or quasi-community property interest, if any, in such Member’s Interest. Unless agreed to in writing by the Manager, the admission of a Member shall not result in the release of the Transferor from any Liability that the Transferor may have to each remaining Member or to the Company under this Agreement (but only to the extent existing or relating to acts or omissions that existed on or prior to such admission date) or under any other Contract between the Manager, the Company or any of its Subsidiaries, on the one hand, and such Transferor or any of its Affiliates, on the other hand. Notwithstanding anything to the contrary in this Section 8.3, and except as otherwise provided in this Agreement, following a Transfer by one or more Members (or a transferee of the type described in this sentence) to an Permitted Transferee of all or substantially all of their Interests, such transferee shall succeed to all of the rights of such Member(s) under this Agreement.
Section 8.4. Legend.    Each certificate representing a Unit, if any, will be stamped or otherwise imprinted with a legend in substantially the following form:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.
THE TRANSFER AND VOTING OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF USWS HOLDINGS LLC DATED AS OF [•], 2018, AMONG THE MEMBERS LISTED THEREIN AND THE MANAGER, AS IT MAY BE AMENDED,

SUPPLEMENTED AND/OR RESTATED FROM TIME TO TIME, AND NO TRANSFER OF THESE SECURITIES WILL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER OF SUCH SECURITIES.”
Article IX
ACCOUNTING
Section 9.1. Books of Account.    The Company shall, and shall cause each Subsidiary to, maintain true books and records of account in which full and correct entries shall be made of all its business transactions pursuant to a system of accounting established and administered in accordance with GAAP, and shall set aside on its books all such proper accruals and reserves as shall be required under GAAP.
Section 9.2. Tax Elections.    The Company shall make the following elections on the appropriate forms or tax returns:
(a) to adopt the calendar year as the Company’s Fiscal Year, if permitted under the Code;
(b) to adopt the accrual method of accounting for federal income tax purposes;
(c) to elect to amortize the organizational expenses of the Company as permitted by Code Section 709(b);
(d) to make an election described in Section 754 of the Code (which the Company shall ensure that it has in effect at all times); and
(e) any other election the Partnership Representative may deem appropriate in its sole discretion.
Section 9.3. Tax Returns.    The Partnership Representative shall arrange for the preparation and timely filing of all income and other tax and informational returns of the Company. The Company shall use commercially reasonable best efforts to deliver, or cause to be delivered, within 90 days after the end of each of the Company’s Fiscal Year, to each Person who was a Member at any time during such Fiscal Year, all information reasonably necessary related to the Company for the preparation of such Person’s United States federal and applicable state income tax returns with respect to such Person’s Units.
Section 9.4. Partnership Representative.    PubCo shall act as the “partnership representative” within the meaning of Section 6223 of the Code (the “Partnership Representative“). The Partnership Representative shall be responsible for making all decisions, filing all elections and taking all other actions, in each case related to any audit, examination, litigation or other tax-related proceeding, or otherwise related to its role as “partnership representative” pursuant to Sections 6221 through 6231 of the Code, in its sole discretion. Each Member shall indemnify and reimburse the Company to the extent the Company is required to make any payment for taxes, interest, additions to tax or penalties or with respect to a Member’s share of any adjustment to income, gain, loss, deduction or credit as determined in the reasonable good faith discretion of the Partnership Representative. To the fullest extent permitted by applicable Law, a Member’s obligations under this Section 9.4 shall survive the dissolution, liquidation, termination and winding-up of the Company and shall survive, as to each Member, such Member’s withdrawal from the Company or termination of the Member’s status as a Member. Any reasonable, documented cost or expense incurred by the Partnership Representative in connection with the roles and responsibilities described in this Section 9.4 shall be borne by the Company. The Members agree to reasonably cooperate with the Company and the Partnership Representative as necessary to carry out the intent of this Section 9.4.
Section 9.5. Withholding Tax Payments and Obligations.
(a) If the Company receives proceeds in respect of which a tax has been withheld, the Company shall be treated as having received cash in an amount equal to the amount of such withheld tax, and, for all purposes of this Agreement but subject to Section 9.5(d), each Member shall be treated as having received a distribution pursuant to Section 5.1 equal to the portion of the withholding tax allocable to such Member, as determined by the Partnership Representative in its discretion.

(b) The Company is authorized to (i) withhold from distributions to a Member and to pay over to any Governmental Entity any amount required to be so withheld pursuant to the Code or any other federal, foreign, state, or local Law and (ii) make payments to any Governmental Entity with respect to any foreign, federal, state or local tax liability of a Member arising as a result of such Member’s interest in the Company (a “Withholding Payment”). A Withholding Payment shall include any “imputed underpayment” within the meaning of Code Section 6225 paid (or payable) by the Company as a result of an adjustment with respect to any partnership item, including any interest or penalties with respect to any such adjustment (collectively, an “Imputed Underpayment Amount”). The Partnership Representative shall reasonably determine the portion of any Imputed Underpayment Amount that is attributable to each Member (including a former Member and such former Member’s assignee(s) or transferee(s)). An Imputed Underpayment Amount shall include any “imputed underpayment” within the meaning of Code Section 6225 paid (or payable) by any entity treated as a partnership for federal income tax purposes in which the Company holds (or has held) a direct or indirect interest, other than through entities treated as corporations for federal income tax purposes, to the extent that the Company bears the economic burden of such amounts, whether by Law or agreement.
(c) Neither the Company nor the Partnership Representative shall be liable for any excess taxes withheld in respect of any Member, and, in the event of overwithholding, a Member’s sole recourse shall be to apply for a refund from the appropriate Governmental Entity.
(d) Any taxes or amounts withheld pursuant to this Section 9.5 shall be treated as if distributed to the relevant Member to the extent an amount equal to such withheld taxes or amounts would then be distributable to such Member, and, to the extent in excess of such distributable amounts, as a demand loan payable by the Member to the Company with interest at the Prime Rate in effect from time to time, compounded annually. The Partnership Representative may, in its sole discretion, either demand payment of the principal and accrued interest on such demand loan at any time, and enforce payment thereof by legal process, or may withhold from one or more distributions to a Member amounts sufficient to satisfy such Member’s obligations under any such demand loan.
(e) If the Company is required by Law to make any payment to a Governmental Entity that is specifically attributable to a Member or a Member’s status as such (including federal withholding taxes, state personal property taxes, state unincorporated business taxes, or the portion of an Imputed Underpayment Amount attributable to such Member), then such Member shall indemnify and contribute to the Company in full for the entire amount of taxes paid (plus interest, penalties and related expenses if the failure of the Company to make such payment is due to the fault of the Member), which payment shall not be deemed a Capital Contribution for purposes of this Agreement.
(f) Without limiting the obligations of any Member pursuant to this Section 9.5, the Partnership Representative may offset distributions to which a Member is otherwise entitled under this Agreement against such Member’s obligation to indemnify the Company under this Section 9.5(e).
(g) The obligations of each Member pursuant to this Section 9.5 shall survive the withdrawal of any Member or the transfer of any Member’s Units and shall apply to any current or former Member.
Article X
DISSOLUTION AND TERMINATION
Section 10.1. Liquidating Events.    The Company shall dissolve and commence winding up and liquidating upon the first to occur of the following (“Liquidating Events”):
(a) The determination of the Manager to dissolve, wind up and liquidate the Company; provided, however, if such dissolution, wind up or liquidation is to be effective prior to the fifth Business Day after the first anniversary of date of this Agreement, such determination shall be approved by the Majority Members; provided, further, the Manager shall provide written notice to each of the Members not less than 15 days prior to commencing any such dissolution to provide the opportunity for any such Member to exercise its Exchange Right in advance of any such dissolution;
(b) a dissolution of the Company under Section 18-801(4) of the Act; or
(c) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act.

The Members hereby agree that the Company shall not dissolve prior to the occurrence of a Liquidating Event and that no Member shall seek a dissolution of the Company, under Section 18-802 of the Act or otherwise, other than based on the matters set forth in subsections (a) and (b) above. If it is determined by a court of competent jurisdiction that the Company has dissolved prior to the occurrence of a Liquidating Event, the Members hereby agree to continue the business of the Company without a winding up or liquidation. In the event of a dissolution pursuant to Section 10.1(a), the relative economic rights of each class of Units immediately prior to such dissolution shall be preserved to the greatest extent practicable with respect to distributions made to Members pursuant to Section 10.3 in connection with such dissolution, taking into consideration tax and other legal constraints that may adversely affect one or more parties to such dissolution and subject to compliance with applicable Laws and regulations, unless, with respect to any class of Units, holders of a majority of the Units of such class consent in writing to a treatment other than as described above.
Section 10.2. Bankruptcy.    For purposes of this Agreement, the “bankruptcy” of a Member shall mean the occurrence of any of the following: (a) any Governmental Entity shall take possession of any substantial part of the property of that Member or shall assume control over the affairs or operations thereof, or a receiver or trustee shall be appointed, or a writ, order, attachment or garnishment shall be issued with respect to any substantial part thereof, and such possession, assumption of control, appointment, writ or order shall continue for a period of 90 consecutive days; or (b) a Member shall admit in writing of its inability to pay its debts when due, or make an assignment for the benefit of creditors; or apply for or consent to the appointment of any receiver, trustee or similar officer or for all or any substantial part of its property; or shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debts, dissolution, liquidation, or similar proceeding under the Laws of any jurisdiction; or (c) a receiver, trustee or similar officer shall be appointed for such Member or with respect to all or any substantial part of its property without the application or consent of that Member, and such appointment shall continue undischarged or unstayed for a period of 90 consecutive days or any bankruptcy, insolvency, reorganization, arrangements, readjustment of debt, dissolution, liquidation or similar proceedings shall be instituted (by petition, application or otherwise) against that Member and shall remain undismissed for a period of 90 consecutive days.
Section 10.3. Procedure.
(a) In the event of the dissolution of the Company for any reason, the Manager (or the Manager may appoint one or more Persons to act as liquidator, and shall appoint such a liquidator in the event the Manager is bankrupt) (as applicable, the “Winding-Up Person”) shall commence to wind up the affairs of the Company and to liquidate the Company’s investments. Subject to Section 10.4(a), such Winding-Up Person shall have full right and unlimited discretion to determine in good faith the time, manner and terms of any sale or sales of the Property or other assets pursuant to such liquidation, having due regard to the activity and condition of the relevant market and general financial and economic conditions. The Members shall continue to share profits, losses and distributions during the Fiscal Year of dissolution and liquidation in the same manner and proportion as though the Company had not dissolved. The Company shall engage in no further business except as may be necessary, in the reasonable discretion of the Winding-Up Person to preserve the value of the Company’s assets during the Fiscal Year of dissolution and liquidation.
(b) Following the payment of all expenses of liquidation and the allocation of all Profits and Losses as provided in Article IV, the proceeds of the liquidation and any other funds of the Company shall be distributed in the following order of priority:
(i) First, to the payment and discharge of all of the Company’s debts and Liabilities to creditors (whether third parties or Members), in the order of priority as provided by Law, except any obligations to the Members in respect of their Capital Accounts;
(ii) Second, to set up such cash reserves which the Manager reasonably deems necessary for contingent or unforeseen Liabilities or future payments described in Section 10.3(b)(i) (which reserves when they become unnecessary shall be distributed in accordance with the provisions of subsection (iii), below); and
(iii) Third, subject to Section 5.2(b), the balance to the Members, pro rata in proportion to their respective Units.

(c) Except as provided in Section 10.4(a), no Member shall have any right to demand or receive property other than cash upon dissolution and termination of the Company.
(d) Upon the completion of the liquidation of the Company and the distribution of all Company funds, the Company shall terminate and the Winding-Up Person shall have the authority to execute and record a certificate of cancellation of the Company, as well as any and all other documents required to effectuate the dissolution and termination of the Company.
Section 10.4. Rights of Members.
(a) Each Member irrevocably waives any right that it may have to maintain an action for partition with respect to the property of the Company.
(b) Except as otherwise provided in this Agreement, (i) each Member shall look solely to the assets of the Company for the return of its Capital Contributions, and (ii) no Member shall have priority over any other Member as to the return of its Capital Contributions, distributions or allocations.
Section 10.5. Notices of Dissolution.    In the event a Liquidating Event occurs or an event occurs that would, but for provisions of Section 10.1, result in a dissolution of the Company, the Company shall, within 30 days thereafter, (a) provide written notice thereof to each of the Members and to all other parties with whom the Company regularly conducts business (as determined in the discretion of the Manager), and (b) comply, in a timely manner, with all filing and notice requirements under the Act or any other applicable Law.
Section 10.6. Reasonable Time for Winding Up.    A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets in order to minimize any losses that might otherwise result from such winding up.
Section 10.7. No Deficit Restoration.    No Member shall be personally liable for a deficit Capital Account balance of that Member, it being expressly understood that the distribution of liquidation proceeds shall be made solely from existing Company assets.
Section 10.8. Distributions In Kind.    Subject to the order of priorities in Section 10.3(b), the Winding-Up Person may, in its sole discretion, distribute to the Members, in lieu of cash, either (i) all or any portion of the remaining Company assets in-kind in accordance with Section 10.3(b)(iii), (ii) as tenants in common in accordance with the provisions of Section 10.3(b)(iii), undivided interest in all or a portion of such Company assets or (iii) a combination of the foregoing. Any such distributions to the Members in kind shall be subject to (x) such conditions relating to the disposition and management of such assets as the Winding-Up Person deems reasonable and equitable and (y) the terms and conditions of any agreements governing such assets (or the operation of or holders thereof) as such time.
Article XI
GENERAL
Section 11.1. Amendments; Waivers.
(a) The terms and provisions of this Agreement may be waived, modified or amended (including by means of merger, consolidation or other business combination to which the Company is a party) solely with the approval of the Manager; provided, that no amendment to this Agreement may:
(i) modify the limited liability of any Member, or increase the Liabilities or obligations of any Member, in each case, without the consent of each such affected Member;
(ii) materially alter or change any rights, preferences or privileges of any Interests in a manner that is different or prejudicial relative to any other Interests, without the approval of a majority in interest of the Members holding the Interests affected in such a different or prejudicial manner;
(iii) materially alter or change any rights, preferences or privileges of any holder of a class of Interests in a manner that is different or prejudicial relative to any holder of the same class of Interests without the consent of the holder of such Interests affected in such a different or prejudicial manner;

(iv) except to the extent required to give effect to any additional Units issued in accordance with this Agreement, modify in any material respect Section 3.2(a) or (b), Section 3.5(a) or (b), Section 3.7, Article IV, Article V, Section 6.1(b), Section 8.1(a), Section 10.1, or Section 10.3(b) without the approval of the Majority Members; provided, that solely for purposes of this Section 11.1(a)(iv), the second reference to “a majority” in the definition of Majority Members shall be deemed to be thirty-three percent (33%); or
(v) modify any of the terms and conditions of this Agreement which terms and conditions expressly require the approval or action of certain Persons without obtaining the consent of the requisite number or specified percentage of such Persons who are entitled to approve or take action on such matter.
(b) Notwithstanding the foregoing subsection (a), (i) the Manager, acting alone, may amend this Agreement to reflect the admission of new Members, Transfers of Interests, the issuance of additional Units or Equity Securities, as provided by the terms of this Agreement, and, subject to Section 11.1(a), subdivisions or combinations of Units made in compliance with Section 3.5(d), and (ii) the Manager and PubCo or its successor, as applicable, acting without any other Member, may amend this Agreement as and to the extent required by Section 7.5.
(c) No waiver of any provision or default under, nor consent to any exception to, the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.
Section 11.2. Further Assurances.    Each party agrees that it will from time to time, upon the reasonable request of another party, execute such documents and instruments and take such further action as may be required to accomplish the purposes of this Agreement.
Section 11.3. Successors and Assigns.    All of the terms and provisions of this Agreement shall be binding upon the parties and their respective successors and assigns, but shall inure to the benefit of and be enforceable by the successors and assigns of any Member only to the extent that they are permitted successors and assigns pursuant to the terms hereof. No party may assign its rights hereunder except as herein expressly permitted.
Section 11.4. Entire Agreement.    This Agreement, together with all Exhibits and Schedules hereto and all other agreements referenced therein and herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein and therein.
Section 11.5. Rights of Members Independent.    The rights available to the Members under this Agreement and at Law shall be deemed to be several and not dependent on each other and each such right accordingly shall be construed as complete in itself and not by reference to any other such right. Any one or more and/or any combination of such rights may be exercised by a Member and/or the Company from time to time and no such exercise shall exhaust the rights or preclude another Member from exercising any one or more of such rights or combination thereof from time to time thereafter or simultaneously.
Section 11.6. Governing Law.    This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to Contracts made and performed in such State and without regard to conflicts of law doctrines, except to the extent that certain matters are preempted by federal Law or are governed as a matter of controlling Law by the Law of the jurisdiction of organization of the respective parties.
Section 11.7. Jurisdiction and Venue.    The parties hereto hereby agree and consent to be subject to the jurisdiction of any federal court of the District of Delaware or the Delaware Court of Chancery over any action, suit or proceeding (a “Legal Action”) arising out of or in connection with this Agreement. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of any such Legal

Action. Each of the parties hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such Legal Action by the mailing of copies thereof by registered mail, postage prepaid, to such party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing in this Section 11.7 shall affect the right of any party hereto to serve legal process in any other manner permitted by Law.
Section 11.8. Headings.    The descriptive headings of the Articles, Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.
Section 11.9. Counterparts.    This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other party.
Section 11.10. Notices.    Any notice, request, demand or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be (a) delivered personally, (b) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (c) delivered by prepaid overnight courier service or (d) delivered by e-mail of a PDF document, in each case, at the addresses set forth as follows:
if to the Company, the Manager or PubCo, addressed to it at:
c/o U.S. Well Services, Inc.
770 S. Post Oak Lane, Suite 405
Houston, Texas 77056
Attn: Joel Broussard
Email: joelb@uswellservices.com
; or, if to a Member other than PubCo, addressed to it at the address for such Member set forth in the Unit Register;
or, in each case to such other address or to such other Person as such party shall have last designated by such notice to the other parties. Notices shall be effective and deemed received (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) on the date sent by e-mail if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient.
Section 11.11. Representation By Counsel; Interpretation.    The parties acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived.
Section 11.12. Severability.    If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Agreement, to the extent permitted by Law shall remain in full force and effect, provided, that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable.
Section 11.13. Expenses.    Except as otherwise provided in this Agreement or in the Merger and Contribution Agreement, each party shall bear its own expenses in connection with the transactions contemplated by this Agreement.
Section 11.14. No Third-Party Beneficiaries.    Except as expressly provided in Section 6.4 and Section 9.2, nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under this Agreement or otherwise create any third party beneficiary hereto.
[Signatures pages follow]

IN WITNESS WHEREOF, each of the parties hereto has executed, or caused to be executed by its duly authorized represented, this Amended and Restated Limited Liability Company Agreement as of the day and year first above written.
COMPANY:
USWS HOLDINGS LLC
By:

Name:
Title:
PUBCO (in its capacity as a Member and as the initial Manager):
U.S. WELL SERVICES, INC.
By:

Name:
Title:
[Signature Page to the Amended and Restated Limited Liability Company Agreement]

OTHER MEMBERS:
[     ].
By:

Name:
Title:
[     ].
By:

Name:
Title:
[     ].
By:

Name:
Title:
[     ].
By:

Name:
Title:
[Signature Page to the Amended and Restated Limited Liability Company Agreement]

EXHIBIT A
MEMBERS, EFFECTIVE TIME CAPITAL ACCOUNT BALANCE AND INTERESTS

Exhibit B
FORM OF JOINDER AGREEMENT
This JOINDER AGREEMENT, dated as of                 , 20   (this “Joinder”), is delivered pursuant to that certain Amended and Restated Limited Liability Company Agreement of USWS Holdings LLC (the “Company”), dated as of  [•], 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Company Agreement”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Company Agreement.
1. Joinder to the Company Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Manager, the undersigned hereby is and hereafter will be a Member under the Company Agreement and a party thereto, with all the rights, privileges and responsibilities of a Member thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Company Agreement as if it had been a signatory thereto as of the date thereof.
2. Incorporation by Reference. All terms and conditions of the Company Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.
3. Address. All notices under the Company Agreement to the undersigned shall be direct to:
[Name]
[Address]
[City, State, Zip Code]
Attn:
Facsimile:
E-mail:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.
[NAME OF NEW MEMBER]
By:

Name:
Title:
Acknowledged and agreed
as of the date first set forth above:
[                        ], AS MEMBER
By:

Name:
Title:

Annex G
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MATLIN & PARTNERS ACQUISITION CORPORATION
[•], 2018
Matlin & Partners Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1. The name of the Corporation is “Matlin & Partners Acquisition Corporation” (formerly MP Acquisition I Corp.). The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 10, 2016, and a Certificate of Amendment thereto was filed with the Secretary of State of the State of Delaware on April 19, 2016 (as so amended, the “Original Certificate”).
2. An Amended and Restated Certificate of Incorporation, which amended and restated the Original Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on March 9, 2017 (the “Amended and Restated Certificate”).
3. This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which both restates and further amends the provisions of the Amended and Restated Certificate, was duly adopted in accordance with Sections 212, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
4. This Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of the State of Delaware.
5. The text of the Amended and Restated Certificate is hereby amended and restated in its entirety to read as follows:
ARTICLE I.
NAME
The name of the Corporation is U.S. Well Services, Inc.
ARTICLE II.
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).
ARTICLE III.
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE IV.
CAPITALIZATION
Section 4.1. Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of  $0.0001 per share, which the Corporation is authorized to issue is 440,000,000 shares, consisting of  (a) 430,000,000 shares of common stock (the “Common Stock”), including (i) 400,000,000 shares of Class A Common Stock (the “Class A Common Stock”), (ii) 20,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (iii) 10,000,000 shares of Class F Common Stock (the “Class F Common Stock”), and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).
Section 4.2. Preferred Stock.   The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3. No Class Vote on Changes in Authorized Number of Shares of Preferred Stock.   Subject to the special rights of the holders of any series of Preferred Stock pursuant to the terms of this Second Amended and Restated Certificate, any Preferred Stock Designation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.
Section 4.4. Common Stock.
(a) Voting.
(i) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.
(ii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.
(iii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock, holders of the Class B Common Stock and holders of the Class F Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(b) Class B Common Stock.
(i) Certain Definitions.   As used in this Second Amended and Restated Certificate:
(1) “USWS Holdings” means USWS Holdings LLC, a Delaware limited liability, or any successor entities thereto;
(2) “LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of USWS Holdings, dated as of  [•], 2018, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time; and
(3) “Common Unit” means a unit representing limited liability company interests in USWS Holdings and constituting a “Common Unit” as defined in the LLC Agreement as in effect on the effective date of this Second Amended and Restated Certificate.
(ii) Permitted Owners.   Shares of Class B Common Stock (1) may be issued only in connection with the issuance by USWS Holdings of a corresponding number of Common Units and only to the person or entity to whom such Common Units are issued and (2) may be registered only in the name of  (A) a person or entity to whom shares of Class B Common Stock are issued in accordance with clause (1), (B) its successors and assigns, (C) their respective transferees permitted in accordance with Section 4.4(b)(v) or (D) any subsequent successors, assigns and permitted transferees (collectively, “Permitted Class B Owners”).
(iii) Voting.   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Second Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.
(iv) Dividends.   Notwithstanding anything to the contrary in this Second Amended and Restated Certificate, other than as set forth in Section 4.(e), dividends shall not be declared or paid on the Class B Common Stock.
(v) Transfer of Class B Common Stock.
(1) A holder of Class B Common Stock may transfer shares of Class B Common Stock to any transferee (other than the Corporation) only if, and only to the extent permitted by the LLC Agreement, such holder also simultaneously transfers an equal number of such holder’s Common Units to such transferee in compliance with the LLC Agreement. The transfer restrictions described in this Section 4.4(b)(v)(1) are referred to as the “Restrictions.”

(2) Any purported transfer of shares of Class B Common Stock in violation of the Restrictions shall be null and void. If, notwithstanding the Restrictions, a person shall, voluntarily or involuntarily, purportedly become or attempt to become the purported owner (“Purported Owner”) of shares of Class B Common Stock in violation of the Restrictions, then the Purported Owner shall not obtain any rights in and to such shares of Class B Common Stock (the “Restricted Shares”), and the purported transfer of the Restricted Shares to the Purported Owner shall not be recognized by the Corporation or its transfer agent (the “Transfer Agent”).
(3) Upon a determination by the Board that a person has attempted or may attempt to transfer or to acquire Restricted Shares in violation of the Restrictions, the Board may take such action as it deems advisable to refuse to give effect to such transfer or acquisition on the books and records of the Corporation, including without limitation, to cause the Transfer Agent to record the Purported Owner’s transferor as the record owner of the Restricted Shares and to institute proceedings to enjoin or rescind any such transfer or acquisition.
(4) The Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures that are consistent with the provisions of this Section 4.4(b)(v) for determining whether any transfer or acquisition of shares of Class B Common Stock would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section 4.4(b)(v). Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with the Transfer Agent and shall be made available for inspection by any prospective transferee and, upon written request, shall be mailed to holders of shares of Class B Common Stock.
(5) The Board shall have all powers necessary to implement the Restrictions, including without limitation, the power to prohibit the transfer of any shares of Class B Common Stock in violation thereof.
(vi) Exchange of Class B Common Stock.   Shares of Class B Common Stock (together with the same number of Common Units) may be exchanged for shares of Class A Common Stock as provided in the LLC Agreement. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon exchange of shares of Class B Common Stock and Common Units for shares of Class A Common Stock pursuant to the LLC Agreement, such number of shares of Class A Common Stock that shall be issuable upon any such exchange pursuant to the LLC Agreement; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such exchange pursuant to the LLC Agreement by delivering to the holder of the shares of Class B Common Stock and Common Units being exchanged (A) shares of Class A Common Stock held in treasury by the Corporation or (B) cash in lieu of shares of Class A Common Stock in the amount permitted by and provided in the LLC Agreement. All shares of Class A Common Stock that shall be issued upon any such exchange of shares of Class B Common Stock and Common Units pursuant to the LLC Agreement will, upon issuance in accordance with the LLC Agreement, be validly issued, fully paid and nonassessable.
(vii) Restrictive Legend.   All certificates or book entries representing shares of Class B Common Stock, as the case may be, shall bear a legend substantially in the following form (or in such other form as the Board may determine):
THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).

(viii) Liquidation, Dissolution or Winding Up of the Corporation.   The holders of Class B Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.
(c) Class F Common Stock.
(i) Shares of Class F Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically on the closing of the initial Business Combination.
(ii) Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class F Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:
(1) the numerator shall be equal to the sum of  (A) 25% of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any equity-linked securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (excluding any securities issued or issuable to any seller in the initial Business Combination) plus (B) the number of shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination; and
(2) the denominator shall be the number of shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination.
Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or equity linked securities by the written consent or agreement of holders of a majority of the shares of Class F Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.4(c)(iii), and (ii) in no event shall the Class F Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Second Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class F Common Stock.
Each share of Class F Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.4(c). The pro rata share for each holder of Class F Common Stock will be determined as follows: Each share of Class F Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class F Common Stock shall be converted pursuant to this Section 4.4(c) and the denominator of which shall be the total number of issued and outstanding shares of Class F Common Stock at the time of conversion.
(iii) Voting.   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class F Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class F Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Second

Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class F Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class F Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class F Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class F Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class F Common Stock shall, to the extent required by law, be given to those holders of Class F Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class F Common Stock to take the action were delivered to the Corporation.
(d) Dividends.   Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the shares of Class A Common Stock and Class F Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.
(e) Class A Common Stock and Class B Common Stock.   In no event shall the shares of either Class A Common Stock or Class B Common Stock be split, divided, or combined (including by way of stock dividend) unless the outstanding shares of the other class shall be proportionately split, divided or combined.
(f) Liquidation, Dissolution or Winding Up of the Corporation.   Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Class A Common Stock and Class F Common Stock (but not holders of shares of Class B Common Stock) shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class F Common Stock) held by them.
Section 4.5. Rights and Options.   The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
ARTICLE V.
BOARD OF DIRECTORS
Section 5.1. Board Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Amended and Restated Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the

DGCL, this Second Amended and Restated Certificate, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
Section 5.2. Number, Election and Term.
(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
(b) Subject to Section 5.5, the Board shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.
(c) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3. Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. In the event of a vacancy on the Board, the remaining directors, except as otherwise provided by law, shall exercise the powers of the full Board until the vacancy is filled.
Section 5.4. Removal.   Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of at least sixty-six and two thirds (66 2∕3) percent of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. At least forty-five (45)

days prior to any annual or special meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting.
Section 5.5. Preferred Stock — Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI.
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least sixty-six and two thirds (66 2∕3) percent of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII.
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1. Meetings.   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.
Section 7.2. Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3. Action by Written Consent.   Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to the Class B Common Stock and the Class F Common Stock, with respect to which action may be taken by written consent.
ARTICLE VIII.
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1. Limitation of Director Liability.   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2. Indemnification and Advancement of Expenses.
(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b) Any indemnification of a director or officer of the Corporation or advancement of expenses (including attorneys’ fees, costs and charges) under this Section 8.2 shall be made promptly, and in any event within forty-five days (or, in the case of an advancement of expenses, twenty days, provided that the director or officer has delivered the undertaking contemplated by Section 8.2(a) if required), upon the written request of the director or officer. If the Corporation denies a written request for indemnification or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five days (or, in the case of an advancement of expenses, twenty days, provided that the director or officer has delivered the undertaking contemplated by Section 8.2(a) if required), the right to indemnification or advancements as granted by this Section 8.2 shall be enforceable by the director or officer in the Court of Chancery of the State of Delaware, which shall be the sole and exclusive forums for any such action. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation to the maximum extent permitted by applicable law. It shall be a defense to any such action (other than an action brought to enforce a claim for the advancement of expenses where the undertaking required pursuant to Section 8.2(a), if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation to the maximum extent permitted by law. Neither the failure of the Corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation

(including its Board, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.
(c) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(d) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(e) For purposes of this Section 8.2, references to the “Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Section 8.2 with respect to the resulting or surviving Corporation as he or she would have with respect to such constituent Corporation if its separate existence had continued.
(f) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX.
CORPORATE OPPORTUNITY
To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.
ARTICLE X.
AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X. In addition to any other vote of holders of capital stock that is required by this Second Amended and Restated Certificate or by law, any amendment or repeal of Section 5.4 or Article VI shall require the affirmative vote of holders of at least sixty-six and two thirds (66 2∕3) percent of the voting power of the then outstanding shares of capital stock entitled to vote on such amendment or repeal.
ARTICLE XI.
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 11.1. Forum.   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of  (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.
Section 11.2. Consent to Jurisdiction.   If any action the subject matter of which is within the scope of Section 11.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 11.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Section 11.3. Severability.   If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

IN WITNESS WHEREOF, Matlin & Partners Acquisition Corporation has caused this Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.
Matlin & Partners Acquisition Corporation
By:

Name:
Title:
Signature Page to Second Amended and Restated Certificate of Incorporation

ANNEX H
U.S. Well Services, Inc. 2018 Stock Incentive Plan
1.   Purpose; Eligibility.
1.1 General Purpose.   The name of this plan is the U.S. Well Services, Inc. 2018 Stock Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable U.S. Well Services, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2 Eligible Award Recipients.   The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.
1.3 Available Awards.   Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Other Equity-Based Awards.
2.   Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, or an Other Equity-Based Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cause” means:
(a)   with respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:, (i) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (ii) if no such agreement exists, or if such agreement does not define Cause: (A) the Employee’s or Consultant’s failure or refusal to perform specific directives from the Company or any of its Affiliates that are consistent with the scope and nature of the Employee’s or Consultant’s duties and responsibilities; (B) fraud committed against the Company or any of its Affiliates, or embezzlement of the funds of the Company or any of its Affiliates; (C) use of drugs or other substances, which (x) is unlawful or (y) otherwise interferes with the performance of the Employee’s or Consultant’s duties and obligations;

(D) commission of or pleading guilty or no contest to a felony or to any crime involving dishonesty or fraud; or (E) any gross or willful misconduct of the Employee or Consultant resulting in loss to the Company or any of its Affiliates or damages to the reputation of the Company or any of its Affiliates.
(b)   with respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (i) malfeasance in office; (ii) gross misconduct or neglect; (iii) false or fraudulent misrepresentation inducing the director’s appointment; (iv) willful conversion of corporate funds; or (v) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means:
(a)   the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, other than a transaction which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction;
(b)   the Incumbent Directors cease for any reason to constitute at least a majority of the Board;
(c)   the consummation of a complete liquidation or dissolution of the Company;
(d)   the acquisition by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or
(e)   the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of  (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
Notwithstanding anything herein to the contrary, in no event shall the Company’s initial business combination or the transactions occurring in connection therewith constitute a Change in Control and, with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award (or portion thereof) unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4; provided, however, that if the Board has not appointed such a committee to administer the Plan, references herein to “Committee” shall mean the Board.
“Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means U.S. Well Services, Inc., a Delaware corporation, and any successor thereto.
“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.
“Director” means a member of the Board.
“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.9 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.9 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Disqualifying Disposition” has the meaning set forth in Section 14.11.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Free Standing Rights” has the meaning set forth in Section 7.1(a).
“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
“Incumbent Directors” means individuals who, on the date of the consummation of the Company’s initial business combination, constitute the Board, provided that any individual becoming a Director subsequent to such date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Goals” means, for a Performance Period, one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.
“Performance Period” means one or more periods of time (which shall not be less than one year), as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award.
“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this U.S. Well Services, Inc. 2018 Stock Incentive Plan, as amended and/or amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 7.1(a).
“Restricted Award” means any Award granted pursuant to Section 7.2(a).
“Restricted Period” has the meaning set forth in Section 7.2(a).
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of  (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 6.3.
“Substitute Award” has the meaning set forth in Section 4.5.
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.

3.   Administration.
3.1 Authority of Committee.   The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee or the Board, as applicable, shall have the authority:
(a) to construe and interpret the Plan and apply its provisions;
(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g) to determine the number of shares of Common Stock to be made subject to each Award;
(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee or the Board, as applicable, also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. Except as provided in Sections 6.2 or 12, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Options, Stock Appreciation Rights or other Awards with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

3.2 Committee Decisions Final.   All decisions made by the Committee or the Board, as applicable, pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3 Delegation.   The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4 Committee Composition.   Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5 Indemnification.   In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof  (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.   Shares Subject to the Plan.
4.1 Subject to adjustment in accordance with Section 11, no more than                          shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”), and such number shall also be the maximum number of shares of Common Stock that may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3 The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $          (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
4.4 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered or withheld in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
4.5 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.
5.   Eligibility.
5.1 Eligibility for Specific Awards.   Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.
5.2 Ten Percent Shareholders.   A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.   Option Provisions.   Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1 Term.   Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
6.2 Exercise Price of an Incentive Stock Option.   Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders and Incentive Stock Options, the Option Exercise Price of each Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant

Date. Notwithstanding the foregoing, an Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) and/or Section 409A of the Code.
6.3 Consideration.   The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.4 Transferability of an Incentive Stock Option.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.5 Transferability of a Non-qualified Stock Option.   A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6 Vesting of Options.   Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.7 Termination of Continuous Service.   Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.8 Extension of Termination Date.   An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a)  the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.9 Disability of Optionholder.   Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a)  the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.10 Death of Optionholder.   Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of  (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11 Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.   Provisions of Awards Other Than Options.
7.1 Stock Appreciation Rights.
(a)   Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).
(b)   Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
(c)   The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)   Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
(e)   Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of  (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
(f)   The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.
(g)   Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
7.2 Restricted Awards.
(a)   A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)   Restricted Stock and Restricted Stock Units
(i)   Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, an Award Agreement may provide that any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(ii)   The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). An Award Agreement may provide that Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Alternatively, an Award Agreement may provide that Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.
(c)   Restrictions
(i)   Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(ii)   Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(iii)   The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)   With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.
(e)   Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
(f)   Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
7.3 Performance Share Awards.
(a)   Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
(b)   The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
7.4 Other Equity-Based Awards.   The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement.
8.   Securities Law Compliance.   Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
9.   Use of Proceeds from Stock.   Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
10.   Miscellaneous.
10.1 Acceleration of Exercisability and Vesting.   The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
10.2 Shareholder Rights.   Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.
10.3 No Employment or Other Service Rights.   Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
10.4 Transfer; Approved Leave of Absence.   For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
10.5 Withholding Obligations.   To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b)  authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
11.   Adjustments Upon Changes in Stock.   In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of

Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
12.   Effect of Change in Control.
12.1 In the event of a Change in Control, the Committee, on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions that the Committee determines to be appropriate with respect to any Award, which may vary among individual Participants and which may vary among Awards held by any individual Participant:
(a)   Provide for the cancellation of such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b)   Terminate an outstanding and unexercised Option, Stock Appreciation Right or Other Equity-Based Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to the Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control the Participant shall have the right to exercise in full such Participant’s Award (without regard to any limitations on exercisability otherwise contained in the Award Agreement), but any such exercise shall be contingent on the occurrence of the Change in Control; provided that, if the Change in Control does not occur within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void;
(c)   Provide that:
(i)   an outstanding Option, Stock Appreciation Right or Other Equity-Based Award shall become immediately exercisable with respect to 100% of the shares subject to such Option, Stock Appreciation Right or Other Equity-Based Award, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of an award of Restricted Stock or Restricted Stock Units, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement;
(ii)   with respect to a Performance Share Award, (A) any incomplete Performance Period in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the Participant an amount based upon the Committee’s determination of the degree of attainment of the Performance Goals, or (B) all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.
(d)   Provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee to provide substantially equivalent value, in a manner consistent with Section 409A of the Code and the regulations thereunder, and Treasury Regulation Section 1.424-1, to the extent applicable.
To the extent applicable and practicable, any actions taken by the Committee under the immediately preceding clauses shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.
12.2 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
13.   Amendment of the Plan and Awards.
13.1 Amendment of Plan.   The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
13.2 Shareholder Approval.   The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
13.3 Contemplated Amendments.   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
13.4 No Impairment of Rights.   Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13.5 Amendment of Awards.   The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
14.   General Provisions.
14.1 Forfeiture Events.   The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
14.2 Clawback.   Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3 Other Compensation Arrangements.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.4 Sub-Plans.   The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
14.5 Unfunded Plan.   The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
14.6 Recapitalizations.   Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.
14.7 Delivery.   Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
14.8 No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
14.9 Other Provisions.   The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
14.10 Section 409A.   The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
14.11 Disqualifying Dispositions.   Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
14.12 Section 16.   It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13 Beneficiary Designation.   Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
14.14 Expenses.   The costs of administering the Plan shall be paid by the Company.
14.15 Severability.   If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
14.16 Plan Headings.   The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
14.17 Non-Uniform Treatment.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
15.   Effective Date of Plan.   The Plan shall become effective upon the consummation of the Company’s initial business combination, subject to the approval of the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board. If the Plan is not approved by the Company’s shareholders, the Plan will not become effective and no Awards will be granted hereunder.
16.   Termination or Suspension of the Plan.   The Plan shall terminate automatically on the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date that the Company’s shareholders approve the Plan. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
17.   Choice of Law.   The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.